UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                                 FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                               Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

1636 N Cedar Crest Blvd.

Suite #161

                               Allentown, PA 18104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 856-528-3500

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Ambrus Core Bond Fund
Ambrus Tax-Conscious California Bond Fund
Ambrus Tax-Conscious National Bond Fund
of
FundVantage Trust
Institutional Class
ANNUAL REPORT
September 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

AMBRUS CORE BOND FUND
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Dear Shareholder:
Market Review
U.S. Economy & Fixed Income Market
Ending almost forty years of a secular bull market in bonds, interest rates continued their upward trajectory over the last twelve months, as the short-term Federal Funds rate rose from 3.25% to 5.50% and the benchmark 10-year U.S. treasury yield rose from 3.83% to 4.57%. However, unlike the prior year’s period of rising interest rates, inflation continued to moderate over the trailing year, as the Consumer Price Index decreased from 8.2% year-over-year ("y/y") to 3.7% y/y and the Personal Consumption Expenditure Index decreased from 6.6% y/y to 3.4% y/y. Rather than the bond selloff being driven by rising inflation as with previous years, the increase in real interest rates (as measured by treasury inflation-protected securities (TIPS)) drove almost all of the increase in treasury yields over the last twelve months. While 10-year breakeven rates rose modestly from 2.15% to 2.34%, 10-year real yields rose from 1.67% to 2.23%. The rise in real yields was primarily driven by ongoing strength in the U.S. economy.
Despite repeated predictions of an imminent recession, U.S. economic growth continued across almost all fronts, with year-over-year GDP growth increasing from a low of 0.7% y/y in December 2022 to 2.9% y/y by the end of September 2023. Most leading measures of economic activity repeatedly exceeded expectations throughout the year. Initial jobless claims averaged 223,500, essentially on par with the pre-COVID 2019 economy. The unemployment rate rose to just 3.8%, near the lowest levels since the 1960s. Year-over-year growth in inflation-adjusted average hourly earnings increased from -2.9% y/y to +0.5% y/y, and the labor force participation rate rose from 62.3% to 62.8%. The month-over-month increase in retail sales rose to 0.7% at the end of the quarter, above the ten-year pre-COVID average of 0.3%. The overall ongoing economic strength led to a rally in risk assets, with investment-grade credit spreads tightening from +188 basis points ("bps") to +151 bps, high yield credit spreads tightening from +539 bps to +433 bps, and equities (as measured by the S&P 500) returning 21.6%.
However, despite the strength of the consumer and the overall rally in risk assets, the rise in yields caused intermittent shocks throughout the trailing twelve months. The decline in prices was most pronounced for markets with significant duration, including long bonds and real estate. Illustrating an extreme example, the price of 30-year zero coupon U.S. treasuries have declined by over 60% since their peak in 2020, a selloff greater in magnitude than the S&P 500 during the Global Financial Crisis.
The rise in yields rippled throughout the real estate market, as residential 30-year average fixed rate mortgage rates rose from 7.1% to 7.7%. In response, existing home sales plummeted to the lowest levels in over a decade. Despite the increase in mortgage rates and decline in sales, overall home prices remained buoyed by a lack of available inventory, with the existing home sales inventory nearing the lowest levels on record. In the residential mortgage-backed security (MBS) market, the decline in mortgage prepayments caused the duration of the Bloomberg MBS Index to increase more than five fold, from a low of 1.24 in 2020 to 6.36 in September 2023. Agency MBS spreads widened from a one-year low of 36 bps in January 2023 to 66 bps at the end of the quarter.
The rise in yields most significantly impacted the commercial real estate (CRE) sector, especially the office CRE market. Within the public market, the compensation that investors demanded to own commercial mortgage-backed securities (CMBS) soared, as the spread on the Bloomberg BBB-Rated Non-Agency CMBS index rose from 548 bps to 1,068 bps and the yield to worst rose from 9.8% to 16.1%. Stress in the private markets was more pronounced, as a handful of large office and hospitality properties in major metropolitan areas sold for prices less than when they were purchased over a decade ago.
The combination of declining prices of duration-sensitive bonds and concerns over commercial real estate exposure came to a head in the March 2023 regional banking crisis. Silicon Valley Bank (SVB), despite its conservative lending and low credit losses, succumbed to a historic bank run on March 10th following a failed liquidity-raising attempt, marking it the second largest U.S. bank failure in history. Primarily serving the tech sector, SVB managed over $100 billion in deposits, which it invested heavily in U.S. treasuries and mortgage-backed securities. However, rising interest rates led to significant mark-to-market losses, nearly depleting its $16.2 billion in equity. As venture capital funding dwindled and startups' cash burn rates surged, deposits decreased, exacerbated by higher yields from money market funds and Federal Reserve rate hikes. With a concentrated depositor base and over 85% of deposits uninsured, SVB's capital struggles triggered a bank run, resulting in $42 billion in withdrawals, the largest in history.
Simultaneously, First Republic Bank's conservative underwriting was overshadowed by a slow collapse, driven by unrealized mark-to-market losses and liquidity issues. Despite a cumulative net loan loss ratio of less than 0.1% on over $240 billion in loans, rising interest rates impacted its securities portfolio, shaking depositor and investor confidence. Efforts to stabilize the bank, including
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AMBRUS CORE BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
$30 billion in deposits from major U.S. banks and extensive borrowing from various Federal Reserve facilities, were insufficient. Hindered by a large portion of its liquid assets that did not qualify for the Fed’s emergency liquidity facility and facing potential collateral eligibility downgrades, First Republic's liquidity options dwindled, leading to the FDIC's eventual takeover. This financial turmoil further impacted regional banks, especially those with large unrealized losses in their securities portfolios and outsized exposure to commercial real estate lending.
Outlook and Strategy
Turmoil in the bond markets has begun to present compelling opportunities for long-term investors focused on quality debt securities. For the first time in many years, investor compensation for owning fixed income assets has steadily begun to rise. Yields across most fixed income asset classes, including inflation-protected yields, have increased dramatically over the last 12 months, with many yields touching levels not seen since the Great Financial Crisis.
Corporate interest coverage ratios remain near all-time highs, yet investment-grade U.S. corporate bonds now yield over 6.0%. High-yield bonds now present equity-like returns, yielding near 8.9% at quarter-end. Although corporate bond yields have increased, credit spreads have tightened into quarter-end, despite a backdrop of slowing economic growth and rising risk within the real estate and banking sectors. As a result, we prudently reduced allocation to corporate credit following the tightening of spreads, and await a more favorable entry point to re-increase credit exposure. Over the last year, we have maintained an overall underweight to duration within the Ambrus Core Bond Fund (the “Fund”). However, given the recent increase in yields, steepening of the yield curve, and decline in economic growth, we have increased the overall fund duration to become neutral versus the index. In particular, we recently increased the duration of treasury holdings to be slightly overweight versus the index, yet we seek to reduce volatility and downside risk within the fund by maintaining an underweight to duration within corporate bonds.
We currently have a significant allocation to U.S. treasury bonds, providing principal preservation along with future optionality to provide liquidity into liquidity-starved markets. We also continue to maintain our position in floating rate U.S. treasury and corporate bonds, in anticipation of the Federal Reserve keeping short-term interest rates higher for longer. Within corporate bonds, we favor issuers with both strong, countercyclical cash flows as well as real assets on the balance sheet to lend against.
We have recently found attractive double-digit yield opportunities in high-quality bank preferreds and other bank capital securities, and have ample liquidity available to capitalize on any future stress in the asset class. The widening of agency MBS spreads and rise of TIPS yields has also begun to present compelling opportunities within each asset class. As of quarter-end, we have not found taxable municipal bonds to offer compelling relative value to corporate bonds, but continue to monitor across asset classes for relative value opportunities.
Overall, we remain conservatively positioned and patiently wait for potential opportunities to invest in high quality issuers against a backdrop of both higher yields and higher spreads.
Fund Performance
The Fund commenced operations on September 6, 2022. Since inception, the Fund returned 0.78%, while the Bloomberg U.S. Intermediate Government/Credit Bond Index (the “Index”) returned -0.06% (on an annualized basis). Over the trailing one-year time period, the Fund returned 3.29%, while the Index returned 2.20%. On a year-to-date basis, the Fund returned 1.38%, while the Index returned 0.65%.
Over the trailing twelve months, outperformance was driven primarily by an overweight to U.S. investment grade corporate bonds and bank preferred stocks, as investment grade bond spreads compressed from 182 bps to 151 bps. Over the time period, the overweight to corporate bonds was approximately 10% versus the index, and the overweight to preferreds was approximately 8%. In addition to being overweight the asset class, superior security selection also drove outperformance, as the corporate bond holdings within the Fund outperformed corporate bond holdings within the Index by approximately 0.9%. In particular, asset allocation and security selection within the financials sector contributed to outperformance, as the fund opportunistically purchased the debt of high quality banks trading at distressed levels following the March 2023 regional banking crisis. Outperformance was also driven by an underweight to duration versus the index as interest rates increased across the curve, with 1-year treasury yields increasing by 147 bps, 5-year yields increasing by 52 bps, 10-year yields increasing by 74 bps, and 30-year yields increasing by 92 bps. Negative performance attribution was primarily driven by exposure to Silicon Valley Bank in March 2023. The Fund had a position weight of approximately 46 bps to Silicon Valley Bank, which was significantly impaired during the regional banking crisis when the issuer was
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AMBRUS CORE BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
acquired by the Federal Deposit Insurance Corporation (FDIC). Negative performance attribution was also driven by an overweight to the long end of the treasury curve, as 20- and 30-year yields increased by approximately 30 basis points more than 3- and 5-year yields.
Fund Details
Investment Style
Aggregate Short/Intermediate-Term Bond.
Investment Objectives
The Ambrus Core Bond Fund seeks to maximize total return and current income, consistent with preservation of capital and prudent investment management. The Fund’s benchmark is the Bloomberg U.S. Intermediate Government/Credit Bond Index.
Strategy Overview
The Fund seeks the most attractive risk-adjusted returns from all fixed income asset types, with an emphasis on U.S. government and corporate bonds. The Fund primarily invests in government-related bonds, corporate bonds, taxable municipal bonds, preferred stocks, and other fixed income securities on a relative value basis. The Fund will primarily invest in securities rated investment grade or higher. The Fund may invest up to 25% of its holdings in below investment grade or nonrated securities. The Fund seeks to purchase investments that are undervalued or offer attractive yield relative to their credit characteristics.
Investment Management
Whittier Advisors, LLC serves as the Fund’s investment adviser. Mason Carpenter, CFA, and Travis Moore, CFA, have served as portfolio managers for the Fund since its inception in 2022. The Fund is distributed by Foreside Funds Distributors, LLC.
Portfolio Characteristics
Portfolio characteristics are as of September 30, 2023. Portfolio characteristics and asset allocation data source is from Bloomberg and is unaudited. Portfolio holdings are subject to change at any time. Values may not foot due to rounding. Weightings may differ slightly versus portfolio holdings report due to Bloomberg BVAL pricing methodology versus IDC pricing methodology. Weighted average values are calculated using the market value of the bond including accrued interest.
Duration, Yield, Maturity, Coupon
The following table presents a summary of average duration, yield, maturity, and coupon characteristics of the Fund:
Characteristics
	Portfolio	Benchmark
Modified Duration	3.85 years	3.73 years
Option-Adjusted Duration	3.63 years	3.7 years
Yield to Worst	5.84%	5.24%
Average Effective Maturity	4.77 years	4.18 years
Average Coupon	4.19%	2.7%
Duration measures the sensitivity of bond (and bond mutual fund) prices to interest rate movements, and considers a bond’s dollar price, coupon rate, maturity, call structure, and more. Yield to Worst (YTW), also known as Effective Yield, refers to the lowest
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AMBRUS CORE BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
potential yield that can be received on a bond without the issuer defaulting. The YTW is calculated by making worst-case scenario assumptions on the issue by calculating the return that would be received if the issuer uses provisions, including prepayments. Effective Maturity is a measure of maturity which considers the possibility of bonds being called prior to maturity and refers to the most likely date that the final principal value will be received. Average coupon refers to the weighted average coupon rate of the underlying bonds in the fund.
Credit Quality Distribution
The following table presents a summary by credit rating of the portfolio holdings of the Fund:
Credit Quality Distribution
	Portfolio	Benchmark
Cash	7.7%	0.0%
AAA	40.8%	67.6%
AA	5.1%	5.5%
A	11.7%	14.1%
BBB	33.9%	12.8%
BB	0.8%	0.0%
	100.0%	100.0%
Credit quality is calculated using the highest rating assigned by nationally recognized statistical rating organizations (“NRSRO”) Moody’s, S&P, or Fitch. The Not Rated category consists of securities that have not been rated by an NRSRO. If ratings agencies assign different ratings to the same security, the Adviser will use the highest rating as the credit rating for that security. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Cash and cash equivalents (such as money market funds) as well as bonds pre-refunded with AAA-rated collateral are categorized as AAA.
Effective Maturity Distribution
The following table presents a summary by effective maturity of the portfolio holdings of the Fund:
Effective Maturity Distribution
	Portfolio	Benchmark
0 - 1 yr	17.5%	1.0%
1 - 3 yrs	31.7%	39.5%
3 - 5 yrs	15.9%	27.5%
5 - 7 yrs	11.1%	16.6%
7 - 10 yrs	16.1%	15.4%
+ 10 yrs	7.7%	0.0%
	100.0%	100.0%
Effective Maturity is a measure of maturity which considers the possibility of bonds being called prior to maturity and refers to the most likely date that the final principal value will be received.
4

AMBRUS CORE BOND FUND
Annual Investment Adviser’s Report (Concluded)
September 30, 2023
(Unaudited)
Asset Allocation:
The following table presents a summary of the asset allocation of the Fund:
Allocation
	Portfolio	Benchmark
Cash & Money Markets	7.7%	0.0%
Government Bonds	40.8%	67.8%
U.S. Treasuries	40.8%	62.0%
U.S. Agencies	0.0%	1.9%
Int'l Govt Debt	0.0%	3.9%
Corporate Bonds	42.5%	32.0%
Communications	2.6%	1.9%
Consumer Discretionary	1.3%	2.3%
Consumer Staples	2.2%	1.6%
Energy	2.6%	1.9%
Financials	14.9%	11.9%
Health Care	2.1%	2.3%
Industrials	6.4%	2.2%
Information Technology	3.6%	2.2%
Materials	2.2%	0.7%
Real Estate	2.0%	1.4%
Utilities	2.6%	2.0%
Others	0.0%	1.6%
Taxable Municipal Bonds	0.8%	0.2%
Preferreds	8.2%	0.0%
	100.0%	100.0%
Asset categorization and sector allocation refers to Bloomberg Industry Classification System ("BICS") and Global Industry Classification System ("GICS").
5

AMBRUS CORE BOND FUND
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 (investment minimum) Investment in Ambrus Core Bond Fund Institutional Class
vs. Bloomberg U.S. Intermediate Government/Credit Bond Index
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	Since Inception
Institutional Class	3.29%	0.78% *
Bloomberg U.S. Intermediate Government/Credit Bond Index	2.20%	-0.06% **

*	The Ambrus Core Bond Fund (the “Fund”) commenced operations on September 6, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (833) 996-2101. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated February 1, 2023, as revised on May 23, 2023, are 1.09% and 0.50%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Whittier Advisors, LLC (“Whittier” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust” ), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.50% (on an annual basis) of the Fund’s average daily net assets until January 31, 2025, and do not exceed 0.60% (on an annual basis) of the Fund's average daily net assets until January 31, 2026 (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026 unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. Prior to May 23, 2023, the Expense Limitation was 0.60%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the Bloomberg U.S. Intermediate Government/Credit Bond Index. The Bloomberg U.S. Intermediate Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized
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AMBRUS CORE BOND FUND
Annual Report
Performance Data (Concluded)
September 30, 2023
(Unaudited)
components of the U.S. Aggregate Index with less than 10 years to maturity. The index includes investment grade, USD-denominated, fixed-rate treasuries, government-related and corporate securities.
An index is unmanaged and it is not possible to invest in an index. All mutual fund investing involves risk, including possible loss of principal.
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AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Dear Shareholder:
Market Review
U.S. Economy & Fixed Income Market
Ending almost forty years of a secular bull market in bonds, interest rates continued their upward trajectory over the last twelve months, as the short-term Federal Funds rate rose from 3.25% to 5.50% and the benchmark 10-year U.S. treasury yield rose from 3.83% to 4.57%. However, unlike the prior year’s period of rising interest rates, inflation continued to moderate over the trailing year, as the Consumer Price Index decreased from 8.2% year-over-year (y/y) to 3.7% y/y and the Personal Consumption Expenditure Index decreased from 6.6% y/y to 3.4% y/y. Rather than the bond selloff being driven by rising inflation as with previous years, the increase in real interest rates (as measured by treasury inflation-protected securities (TIPS)) drove almost all of the increase in treasury yields over the last twelve months. While 10-year breakeven rates rose modestly from 2.15% to 2.34%, 10-year real yields rose from 1.67% to 2.23%. The rise in real yields was primarily driven by ongoing strength in the U.S. economy.
Despite repeated predictions of an imminent recession, U.S. economic growth continued across almost all fronts, with year-over-year GDP growth increasing from a low of 0.7% y/y in December 2022 to 2.9% y/y by the end of September 2023. Most leading measures of economic activity repeatedly exceeded expectations throughout the year. Initial jobless claims averaged 223,500, essentially on par with the pre-COVID 2019 economy. The unemployment rate rose to just 3.8%, near the lowest levels since the 1960s. Year-over-year growth in inflation-adjusted average hourly earnings increased from -2.9% y/y to +0.5% y/y, and the labor force participation rate rose from 62.3% to 62.8%. The month-over-month increase in retail sales rose to 0.7% at the end of the quarter, above the ten-year pre-COVID average of 0.3%. The overall ongoing economic strength led to a rally in risk assets, with investment-grade credit spreads tightening from +188 basis points (bps) to +151 bps, high yield credit spreads tightening from +539 bps to +433 bps, and equities (as measured by the S&P 500) returning 21.6%.
However, despite the strength of the consumer and the overall rally in risk assets, the rise in yields caused intermittent shocks throughout the trailing twelve months. The decline in prices was most pronounced for markets with significant duration, including long bonds and real estate. Illustrating an extreme example, the price of 30-year zero coupon U.S. treasuries have declined by over 60% since their peak in 2020, a selloff greater in magnitude than the S&P 500 during the Global Financial Crisis.
The rise in yields rippled throughout the real estate market, as residential 30-year average fixed rate mortgage rates rose from 7.1% to 7.7%. In response, existing home sales plummeted to the lowest levels in over a decade. Despite the increase in mortgage rates and decline in sales, overall home prices remained buoyed by a lack of available inventory, with the existing home sales inventory nearing the lowest levels on record. In the residential mortgage-backed security (MBS) market, the decline in mortgage prepayments caused the duration of the Bloomberg MBS Index to increase more than five fold, from a low of 1.24 in 2020 to 6.36 in September 2023. Agency MBS spreads widened from a one-year low of 36 bps in January 2023 to 66 bps at the end of the quarter.
The rise in yields most significantly impacted the commercial real estate (CRE) sector, especially the office CRE market. Within the public market, the compensation that investors demanded to own commercial mortgage-backed securities (CMBS) soared, as the spread on the Bloomberg BBB-Rated Non-Agency CMBS index rose from 548 bps to 1,068 bps and the yield to worst rose from 9.8% to 16.1%. Stress in the private markets was more pronounced, as a handful of large office and hospitality properties in major metropolitan areas sold for prices less than when they were purchased over a decade ago.
The combination of declining prices of duration-sensitive bonds and concerns over commercial real estate exposure came to a head in the March 2023 regional banking crisis. Silicon Valley Bank (SVB), despite its conservative lending and low credit losses, succumbed to a historic bank run on March 10th following a failed liquidity-raising attempt, marking it the second largest U.S. bank failure in history. Primarily serving the tech sector, SVB managed over $100 billion in deposits, which it invested heavily in U.S. treasuries and mortgage-backed securities. However, rising interest rates led to significant mark-to-market losses, nearly depleting its $16.2 billion in equity. As venture capital funding dwindled and startups' cash burn rates surged, deposits decreased, exacerbated by higher yields from money market funds and Federal Reserve rate hikes. With a concentrated depositor base and over 85% of deposits uninsured, SVB's capital struggles triggered a bank run, resulting in $42 billion in withdrawals, the largest in history.
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AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Simultaneously, First Republic Bank's conservative underwriting was overshadowed by a slow collapse, driven by unrealized mark-to-market losses and liquidity issues. Despite a cumulative net loan loss ratio of less than 0.1% on over $240 billion in loans, rising interest rates impacted its securities portfolio, shaking depositor and investor confidence. Efforts to stabilize the bank, including $30 billion in deposits from major U.S. banks and extensive borrowing from various Federal Reserve facilities, were insufficient. Hindered by a large portion of its liquid assets that did not qualify for the Fed’s emergency liquidity facility and facing potential collateral eligibility downgrades, First Republic's liquidity options dwindled, leading to the FDIC's eventual takeover. This financial turmoil further impacted regional banks, especially those with large unrealized losses in their securities portfolios and outsized exposure to commercial real estate lending.
Outlook and Strategy
Turmoil in the bond markets has begun to present compelling opportunities for long-term investors focused on quality debt securities. For the first time in many years, investor compensation for owning fixed income assets has steadily begun to rise. Yields across most fixed income asset classes, including inflation-protected yields, have increased dramatically over the last 12 months, with many yields touching levels not seen since the Great Financial Crisis.
Municipal bond yields have been no exception. Since inception of the Ambrus Tax-Conscious California Bond Fund (the “Fund”), yields across the municipal curve (as indicated by the AAA municipal yield curve) have risen substantially. The 2-year yield rose 0.62% over the period, but not before touching a low of 2.1% in February, then rising over 1.5% to a high of 3.66% in September. 5-year, 10-year, and 30-year municipal yields saw similar volatility over the same period, each rising over the period, but increasing substantially into year-end from annual lows in the spring (5-year and 10-year yields increasing 1.4% off the lows, with the 30-year yield increasing 1.3%). As a ratio to US treasuries, municipal bond yields have widened significantly, as 7-year tax-exempt AA-rated general obligation municipal bond yields widened from a low of 63% of comparable maturity treasuries to over 85% of comparable maturity treasuries.
Corporate interest coverage ratios remain near all-time highs, yet investment-grade U.S. corporate bonds now yield over 6.0%. High-yield bonds now present equity-like returns, yielding nearly 9% at quarter-end. Although corporate bond yields have increased, credit spreads have tightened into quarter-end, despite a backdrop of slowing economic growth and rising risk within the real estate and banking sectors. As a result, we reduced allocation to corporate credit in the Fund following the tightening of spreads, and await a more favorable entry point to re-increase credit exposure.
Earlier in the year, the opposite was true. Following the volatility in the regional banking system, corporate bond spreads widened to more than +180 bps, reaching a yield advantage of over 80 bps relative to the taxable-equivalent yield (at the highest marginal federal tax rate of 40.8%) of comparable duration tax-exempt municipal bonds. As the credit markets recovered, corporate bond spreads narrowed, eventually reaching the tightest levels in over a year by the end of the quarter.
As a result of widening municipal bond spreads and tightening corporate bond spreads, the taxable-equivalent yield of municipal bonds is now over 60 bps higher than similar duration corporate bonds, with the taxable equivalent yield of the Bloomberg Municipal Bond Index reaching 6.6% as of quarter end. From the perspective of California taxpayers (at the highest marginal state tax rate of 12.3% and federal tax rate of 40.8%), the yield advantage is even more significant, with the taxable-equivalent yield of the Bloomberg California Municipal Bond Index reaching 8.70% at quarter end. As a result of this shifting valuation dynamic, we have recently increased the allocation to tax-exempt municipal bonds within the Fund.
Earlier in the year, we maintained an overall underweight to duration within the Fund. However, given the recent rise in yields, steepening of the yield curve, and decline in economic growth, we have steadily increased the overall fund duration by adding high quality municipal bonds to the portfolio, particularly at the longer end of the curve, while at the same time increasing the fund’s overall cash position to take advantage of potentially further increased volatility going into calendar year end. We have also increased our exposure to short-term U.S. treasuries, to take advantage of elevated short-term and floating rate yields. Within corporate bonds, we continue to favor issuers with both strong, countercyclical cash flows as well as real assets on the balance sheet to potentially lend against.
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AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Fund Performance
The Fund commenced operations on October 3, 2022. Since inception, the Fund returned 1.90%, while the Bloomberg California Municipal Inter-Short (1-10 Year) Index (the “Index”) returned 1.99%. On a year-to-date basis, the Fund returned 0.16%, while the Index returned -0.75%.
Since inception, underperformance was primarily driven by exposure to Silicon Valley Bank in March 2023. The Fund had a position weight of approximately 61 bps to Silicon Valley Bank, which was significantly adversely impacted during the regional banking crisis when the issuer was acquired by the Federal Deposit Insurance Corporation (FDIC). Underperformance was also driven by a cash drag relative to the index during the first few months of the Fund’s operation, as ongoing cash contributions to the fund occurred during a time period of positive index performance (five-year California tax-exempt municipal bond yields rallied from 3.35% at the end of October 2022 to 2.04% by the beginning of January 2023). However, on a year-to-date basis, the Fund’s strategic overweight to cash relative to the index has proven to be a positive contributor to performance as yields rose across asset classes during the last four months of the year. Negative performance attribution was also driven by an overweight to the long end of the curve, as 20- and 30-year yields increased by approximately 100 bps from 10/03/2022 to 09/30/2023.
On the other hand, year-to-date outperformance was driven primarily by an overweight to U.S. investment-grade corporate bonds and bank preferreds, as investment grade bond spreads compressed from a year-to-date wide of 182 bps to 151 bps. In particular, asset allocation and security selection within the financials sector contributed to outperformance, as the fund opportunistically purchased the debt of high quality banks trading at distressed levels following the March 2023 regional banking crisis. Year-to-date outperformance was also driven by an overall underweight to duration in the Fund relative to the index, as interest rates increased across the curve.
Fund Details
Investment Style
Short/Intermediate-Term California Municipal Bond
Investment Objectives
The Ambrus Tax-Conscious California Bond Fund seeks to maximize total return and current income net of federal and California state taxes, consistent with preservation of capital and prudent investment management. The Fund’s benchmark is the Bloomberg California Municipal Inter-Short (1-10 Year) Bond Index.
Strategy Overview
The Fund seeks the most attractive risk-adjusted returns from all fixed income asset types on an after-tax basis. The Fund primarily invests in California municipal bonds; however, non-California municipal bonds, government-related bonds, taxable municipal bonds, corporate bonds, preferred stocks, and other fixed income securities may also be considered on an after-tax relative value basis. The Fund will primarily invest in securities rated investment grade or higher. At least 50% of the Fund’s assets will be invested in municipal securities, issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, that carry interest payments that are exempt from federal and California state income taxes. The Fund may invest up to 25% of its holdings in below investment grade or nonrated securities. The Fund seeks to purchase investments that are undervalued or offer attractive after-tax yield relative to their credit characteristics.
10

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Investment Management
Whittier Advisors, LLC serves as the Fund’s investment adviser. Mason Carpenter, CFA, and Travis Moore, CFA, have served as portfolio managers for the Fund since its inception in 2022. The Fund is distributed by Foreside Funds Distributors, LLC.
Portfolio Characteristics
Portfolio characteristics are as of September 30, 2023. Portfolio characteristics and asset allocation data source is from Bloomberg and is unaudited. Portfolio holdings are subject to change at any time. Values may not foot due to rounding. Weightings may differ slightly versus portfolio holdings report due to Bloomberg BVAL pricing methodology versus IDC pricing methodology. Weighted average values are calculated using the market value of the bond including accrued interest.
Duration, Yield, Maturity, Coupon
The following table presents a summary of average duration, yield, maturity, and coupon characteristics of the Fund:
Characteristics
	Portfolio	Benchmark
Modified Duration	4.13 years	3.48 years
Option-Adjusted Duration	4.10 years	3.51 years
Yield to Worst	4.88%	3.63%
Average Effective Maturity	5.24 years	3.95 years
Average Coupon	4.65%	4.45%
Duration measures the sensitivity of bond (and bond mutual fund) prices to interest rate movements, and considers a bond’s dollar price, coupon rate, maturity, call structure, and more. Yield to Worst (YTW), also known as Effective Yield, refers to the lowest potential yield that can be received on a bond without the issuer defaulting. The YTW is calculated by making worst-case scenario assumptions on the issue by calculating the return that would be received if the issuer uses provisions, including prepayments. Effective Maturity is a measure of maturity which considers the possibility of bonds being called prior to maturity and refers to the most likely date that the final principal value will be received. Average coupon refers to the weighted average coupon rate of the underlying bonds in the fund.
Credit Quality Distribution
The following table presents a summary by credit rating of the portfolio holdings of the Fund:
Credit Quality Distribution
	Portfolio	Benchmark
Cash	4.1%	0.0%
AAA	12.1%	18.9%
AA	54.9%	67.0%
A	15.5%	11.7%
BBB	12.9%	2.4%
BB	0.5%	0.0%
	100.0%	100.0%
Credit quality is calculated using the rating assigned by a nationally recognized statistical rating organization (“NRSRO”) such as Moody’s, S&P, Fitch or DBRS. Credit quality distribution refers to the Bloomberg composite credit rating, which is a blend of a security's Moody's, S&P, Fitch, and DBRS ratings. The rating agencies are evenly weighted when calculating the composite. It is calculated by taking the average of the existing ratings, rounded down to the lower rating in the instance the composite is between two
11

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
ratings. The Not Rated category consists of securities that have not been rated by a NRSRO. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.
Effective Maturity Distribution
The following table presents a summary by effective maturity of the portfolio holdings of the Fund:
Effective Maturity Distribution
	Portfolio	Benchmark
0 - 1 yr	14.4%	6.1%
1 - 3 yrs	31.2%	38.1%
3 - 5 yrs	20.7%	24.0%
5 - 7 yrs	12.6%	16.7%
7 - 10 yrs	8.5%	15.1%
+ 10 yrs	12.6%	0.0%
	100.0%	100.0%
Effective Maturity is a measure of maturity which considers the possibility of bonds being called prior to maturity and refers to the most likely date that the final principal value will be received.
12

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Investment Adviser’s Report (Concluded)
September 30, 2023
(Unaudited)
Asset Allocation:
The following table presents a summary of the asset allocation of the Fund:
Allocation
	Portfolio	Benchmark
Cash & Money Markets	4.1%	0.0%
Government Bonds	5.8%	0.0%
U.S. Treasuries	5.8%	0.0%
Corporate Bonds	6.2%	0.0%
Communications	0.0%	0.0%
Consumer Discretionary	0.5%	0.0%
Consumer Staples	0.0%	0.0%
Energy	0.3%	0.0%
Financials	3.3%	0.0%
Health Care	0.0%	0.0%
Industrials	0.7%	0.0%
Information Technology	0.7%	0.0%
Materials	0.7%	0.0%
Real Estate	0.0%	0.0%
Utilities	0.0%	0.0%
Others	0.0%	0.0%
Tax-Exempt Municipal Bonds	72.2%	100.00%
Pre-Refunded	2.8%	12.4%
Muni VRDNs	0.0%	0.0%
General Obligations	23.1%	36.7%
Education	4.8%	6.0%
Hospital/Assisted Living	5.4%	3.7%
Housing	0.8%	0.4%
Community Development	4.8%	1.0%
Industrial Development	3.5%	6.8%
Tobacco	0.0%	0.1%
Transportation	7.1%	7.0%
Water/Sewer/Electric	9.6%	14.6%
Other Tax/Lease	10.3%	11.3%
Taxable Municipal Bonds	3.3%	0.0%
Preferreds	8.4%	0.0%
	100.0%	100.0%
Asset categorization and sector allocation refers to Bloomberg Industry Classification System ("BICS") and Global Industry Classification System ("GICS").
13

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 (investment minimum) Investment in Ambrus Tax-Conscious California Bond Institutional Class vs. Bloomberg California Municipal Inter-Short (1-10 Year) Index
Total Returns for the Period Ended September 30, 2023
Since Inception†
Institutional Class	1.90% *
Bloomberg California Municipal Inter-Short (1-10 Year) Index	1.99% **

†	Not Annualized.
*	The Ambrus Tax-Conscious California Bond Fund (the “Fund”) commenced operations on October 3, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (833) 996-2101. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated February 1, 2023, as revised on May 23, 2023, are 0.70% and 0.50%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Whittier Advisors, LLC (“Whittier” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust” ), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.50% (on an annual basis) of the Fund’s average daily net assets until January 31, 2025, and do not exceed 0.60% (on an annual basis) of the Fund's average daily net assets until January 31, 2026 (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026 unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. Prior to May 23, 2023, the Expense Limitation was 0.60%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
14

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Annual Report
Performance Data (Concluded)
September 30, 2023
(Unaudited)
The Fund evaluates its performance as compared to that of the Bloomberg California Municipal Inter-Short (1-10 Year) Index. The Bloomberg California Municipal Inter-Short (1-10 Year) Index measures the USD-denominated investment grade tax-exempt municipal bond market consisting of bonds with maturities between 1 and 10 years and issued by municipalities in California.
An index is unmanaged and it is not possible to invest in an index. All mutual fund investing involves risk, including possible loss of principal.
15

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Dear Shareholder:
Market Review
U.S. Economy & Fixed Income Market
Ending almost forty years of a secular bull market in bonds, interest rates continued their upward trajectory over the last twelve months, as the short-term Federal Funds rate rose from 3.25% to 5.50% and the benchmark 10-year U.S. treasury yield rose from 3.83% to 4.57%. However, unlike the prior year’s period of rising interest rates, inflation continued to moderate over the trailing year, as the Consumer Price Index decreased from 8.2% year-over-year (y/y) to 3.7% y/y and the Personal Consumption Expenditure Index decreased from 6.6% y/y to 3.4% y/y. Rather than the bond selloff being driven by rising inflation as with previous years, the increase in real interest rates (as measured by treasury inflation-protected securities (TIPS)) drove almost all of the increase in treasury yields over the last twelve months. While 10-year breakeven rates rose modestly from 2.15% to 2.34%, 10-year real yields rose from 1.67% to 2.23%. The rise in real yields was primarily driven by ongoing strength in the U.S. economy.
Despite repeated predictions of an imminent recession, U.S. economic growth continued across almost all fronts, with year-over-year GDP growth increasing from a low of 0.7% y/y in December 2022 to 2.9% y/y by the end of September 2023. Most leading measures of economic activity repeatedly exceeded expectations throughout the year. Initial jobless claims averaged 223,500, essentially on par with the pre-COVID 2019 economy. The unemployment rate rose to just 3.8%, near the lowest levels since the 1960s. Year-over-year growth in inflation-adjusted average hourly earnings increased from -2.9% y/y to +0.5% y/y, and the labor force participation rate rose from 62.3% to 62.8%. The month-over-month increase in retail sales rose to 0.7% at the end of the quarter, above the ten-year pre-COVID average of 0.3%. The overall ongoing economic strength led to a rally in risk assets, with investment-grade credit spreads tightening from +188 basis points (bps) to +151 bps, high yield credit spreads tightening from +539 bps to +433 bps, and equities (as measured by the S&P 500) returning 21.6%.
However, despite the strength of the consumer and the overall rally in risk assets, the rise in yields caused intermittent shocks throughout the trailing twelve months. The decline in prices was most pronounced for markets with significant duration, including long bonds and real estate. Illustrating an extreme example, the price of 30-year zero coupon U.S. treasuries have declined by over 60% since their peak in 2020, a selloff greater in magnitude than the S&P 500 during the Global Financial Crisis.
The rise in yields rippled throughout the real estate market, as residential 30-year average fixed rate mortgage rates rose from 7.1% to 7.7%. In response, existing home sales plummeted to the lowest levels in over a decade. Despite the increase in mortgage rates and decline in sales, overall home prices remained buoyed by a lack of available inventory, with the existing home sales inventory nearing the lowest levels on record. In the residential mortgage-backed security (MBS) market, the decline in mortgage prepayments caused the duration of the Bloomberg MBS Index to increase more than five fold, from a low of 1.24 in 2020 to 6.36 in September 2023. Agency MBS spreads widened from a one-year low of 36 bps in January 2023 to 66 bps at the end of the quarter.
The rise in yields most significantly impacted the commercial real estate (CRE) sector, especially the office CRE market. Within the public market, the compensation that investors demanded to own commercial mortgage-backed securities (CMBS) soared, as the spread on the Bloomberg BBB-Rated Non-Agency CMBS index rose from 548 bps to 1,068 bps and the yield to worst rose from 9.8% to 16.1%. Stress in the private markets was more pronounced, as a handful of large office and hospitality properties in major metropolitan areas sold for prices less than when they were purchased over a decade ago.
The combination of declining prices of duration-sensitive bonds and concerns over commercial real estate exposure came to a head in the March 2023 regional banking crisis. Silicon Valley Bank (SVB), despite its conservative lending and low credit losses, succumbed to a historic bank run on March 10th following a failed liquidity-raising attempt, marking it the second largest U.S. bank failure in history. Primarily serving the tech sector, SVB managed over $100 billion in deposits, which it invested heavily in U.S. treasuries and mortgage-backed securities. However, rising interest rates led to significant mark-to-market losses, nearly depleting its $16.2 billion in equity. As venture capital funding dwindled and startups' cash burn rates surged, deposits decreased, exacerbated by higher yields from money market funds and Federal Reserve rate hikes. With a concentrated depositor base and over 85% of deposits uninsured, SVB's capital struggles triggered a bank run, resulting in $42 billion in withdrawals, the largest in history.
16

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Simultaneously, First Republic Bank's conservative underwriting was overshadowed by a slow collapse, driven by unrealized mark-to-market losses and liquidity issues. Despite a cumulative net loan loss ratio of less than 0.1% on over $240 billion in loans, rising interest rates impacted its securities portfolio, shaking depositor and investor confidence. Efforts to stabilize the bank, including $30 billion in deposits from major U.S. banks and extensive borrowing from various Federal Reserve facilities, were insufficient. Hindered by a large portion of its liquid assets that did not qualify for the Fed’s emergency liquidity facility and facing potential collateral eligibility downgrades, First Republic's liquidity options dwindled, leading to the FDIC's eventual takeover. This financial turmoil further impacted regional banks, especially those with large unrealized losses in their securities portfolios and outsized exposure to commercial real estate lending.
Outlook and Strategy
Turmoil in the bond markets has begun to present compelling opportunities for long-term investors focused on quality debt securities. For the first time in many years, investor compensation for owning fixed income assets has steadily begun to rise. Yields across most fixed income asset classes, including inflation-protected yields, have increased dramatically over the last 12 months, with many yields touching levels not seen since the Great Financial Crisis.
Municipal bond yields have been no exception. Since inception of the Ambrus Tax-Conscious National Bond Fund (the “Fund”), yields across the municipal curve (as indicated by the AAA municipal yield curve) have risen substantially. The 2-year yield rose 0.62% over the period, but not before touching a low of 2.1% in February, then rising over 1.5% to a high of 3.66% in September. 5-year, 10-year, and 30-year municipal yields saw similar volatility over the same period, each rising over the period, but increasing substantially into year-end from annual lows in the spring (5-year and 10-year yields increasing 1.4% off the lows, with the 30-year yield increasing 1.3%). As a ratio to US treasuries, municipal bond yields have widened significantly, as 7-year tax-exempt AA-rated general obligation municipal bond yields widened from a low of 63% of comparable maturity treasuries to over 85% of comparable maturity treasuries.
Corporate interest coverage ratios remain near all-time highs, yet investment-grade U.S. corporate bonds now yield over 6.0%. High-yield bonds now present equity-like returns, yielding nearly 9% at quarter-end. Although corporate bond yields have increased, credit spreads have tightened into quarter-end, despite a backdrop of slowing economic growth and rising risk within the real estate and banking sectors. As a result, we reduced allocation to corporate credit in the Ambrus Tax-Conscious California Bond Fund (the “Fund”) following the tightening of spreads, and await a more favorable entry point to re-increase credit exposure.
Earlier in the year, the opposite was true. Following the volatility in the regional banking system, corporate bond spreads widened to more than +180 bps, reaching a yield advantage of over 80 bps relative to the taxable-equivalent yield (at the highest marginal tax rate of 40.8%) of comparable duration tax-exempt municipal bonds. As the credit markets recovered, corporate bond spreads narrowed, eventually reaching the tightest levels in over a year by the end of the quarter.
As a result of widening municipal bond spreads and tightening corporate bond spreads, the taxable-equivalent yield of municipal bonds is now over 60 bps higher than similar duration corporate bonds, with the taxable equivalent yield of the Bloomberg Municipal Bond Index reaching 6.6% as of quarter end. As a result of this shifting valuation dynamic, we have recently increased the allocation to tax-exempt municipal bonds within the Fund. Within municipal bonds, we maintain underweight California, New York, New Jersey, and Illinois versus the index.
Over the last year, we have maintained an overall underweight to duration. However, given the recent increase in yields, steepening of the yield curve, decline in economic growth, and attractive valuation of longer-dated municipal bonds (especially longer-dated callable municipal bonds), we have increased duration exposure to become overweight versus the index.
Fund Performance
The Fund commenced operations on October 3, 2022. Since inception, the Fund returned 1.80%, while the Bloomberg Municipal Inter-Short (1-10 Year) Bond Index (the “Index”) returned 1.98%. On a year-to-date basis, the Fund returned 0.00%, while the Index returned -0.69%.
17

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Over the trailing twelve months, underperformance versus the benchmark was primarily driven by exposure to Silicon Valley Bank in March 2023. The Fund had a position weight of approximately 59 bps to Silicon Valley Bank, which was significantly impaired during the regional banking crisis when the issuer was acquired by the Federal Deposit Insurance Corporation (FDIC). Negative performance attribution was also driven by cash drag relative to the index during the first few months of the Fund’s operation, as daily cash contributions to the fund occurred during a time period of positive index performance (five-year AA-rated general obligation municipal bond yields rallied from 3.47% at the end of October 2022 to 2.26% by the mid-January 2023). Negative attribution was also driven by an exposure to the long end of the treasury curve, as 20- and 30-year treasury yields increased by approximately 100 bps from 10/3/2022 to 9/30/2023.
On the other hand, year-to-date outperformance versus the index was driven primarily by an overweight to U.S. investment grade corporate bonds and bank preferred stocks, as investment grade bond spreads compressed from a year-to-date wide of 182 bps to 151 bps. In particular, asset allocation and security selection within the financials sector contributed to outperformance, as the fund opportunistically purchased the debt of high quality banks trading at distressed levels following the March 2023 regional banking crisis. Year-to-date outperformance was also driven by an overall underweight to duration in the Fund relative to the index, as interest rates increased across the curve.
Fund Details
Investment Style
Short/Intermediate-Term Municipal Bond
Investment Objectives
The Ambrus Tax-Conscious National Bond Fund seeks to maximize total return and current income net of federal taxes, consistent with preservation of capital and prudent investment management. The Fund’s benchmark is the Bloomberg Municipal Inter-Short (1-10 Year) Bond Index.
Strategy Overview
The Fund seeks the most attractive risk-adjusted returns from all fixed income asset types on an after-tax basis by primarily investing in tax-exempt municipal bonds. The Fund may also invest in government-related bonds, taxable municipal bonds, corporate bonds, preferred stocks, and other fixed income securities on an after-tax relative value basis. The Fund will primarily invest in securities rated investment grade or higher. The Fund may invest up to 25% of its holdings in below investment grade or nonrated securities. The Fund seeks to purchase investments that are undervalued or offer attractive after-tax yield relative to their credit characteristics.
Investment Management
Whittier Advisors, LLC serves as the Fund’s investment adviser. Mason Carpenter, CFA, and Travis Moore, CFA, have served as portfolio managers for the Fund since its inception in 2022. The Fund is distributed by Foreside Funds Distributors, LLC.
Portfolio Characteristics
Portfolio characteristics are as of September 30, 2023. Portfolio characteristics and asset allocation data source is from Bloomberg and is unaudited. Portfolio holdings are subject to change at any time. Values may not foot due to rounding. Weightings may differ slightly versus portfolio holdings report due to Bloomberg BVAL pricing methodology versus IDC pricing methodology. Weighted average values are calculated using the market value of the bond including accrued interest.
18

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Duration, Yield, Maturity, Coupon
The following table presents a summary of average duration, yield, maturity, and coupon characteristics of the Fund:
Characteristics
	Portfolio	Benchmark
Modified Duration	4.38 years	3.4 years
Option-Adjusted Duration	3.91 years	3.45 years
Yield to Worst	5.19%	3.89%
Average Effective Maturity	5.67 years	3.85 years
Average Coupon	4.71%	4.57%
Duration measures the sensitivity of bond (and bond mutual fund) prices to interest rate movements, and considers a bond’s dollar price, coupon rate, maturity, call structure, and more. Yield to Worst (YTW), also known as Effective Yield, refers to the lowest potential yield that can be received on a bond without the issuer defaulting. The YTW is calculated by making worst-case scenario assumptions on the issue by calculating the return that would be received if the issuer uses provisions, including prepayments. Effective Maturity is a measure of maturity which considers the possibility of bonds being called prior to maturity and refers to the most likely date that the final principal value will be received. Average coupon refers to the weighted average coupon rate of the underlying bonds in the fund.
Credit Quality Distribution
The following table presents a summary by credit rating of the portfolio holdings of the Fund:
Credit Quality Distribution
	Portfolio	Benchmark
Cash	4.0%	0.0%
AAA	13.2%	25.2%
AA	39.9%	52.9%
A	22.8%	19.6%
BBB	19.6%	2.3%
BB	0.5%	0.0%
	100.0%	100.0%
Credit quality is calculated using the highest rating assigned by nationally recognized statistical rating organizations (“NRSRO”) Moody’s, S&P, or Fitch. The Not Rated category consists of securities that have not been rated by an NRSRO. If ratings agencies assign different ratings to the same security, the Adviser will use the highest rating as the credit rating for that security. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Cash and cash equivalents (such as money market funds) as well as bonds pre-refunded with AAA-rated collateral are categorized as AAA.
19

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Effective Maturity Distribution
The following table presents a summary by effective maturity of the portfolio holdings of the Fund:
Effective Maturity Distribution
	Portfolio	Benchmark
0 - 1 yr	12.5%	6.2%
1 - 3 yrs	27.1%	37.9%
3 - 5 yrs	21.6%	26.5%
5 - 7 yrs	12.4%	16.5%
7 - 10 yrs	11.7%	12.9%
+ 10 yrs	14.7%	0.0%
	100.0%	100.0%
Effective Maturity is a measure of maturity which considers the possibility of bonds being called prior to maturity and refers to the most likely date that the final principal value will be received.
20

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Investment Adviser’s Report (Concluded)
September 30, 2023
(Unaudited)
Asset Allocation:
The following table presents a summary of the asset allocation of the Fund:
Allocation
	Portfolio	Benchmark
Cash & Money Markets	4.0%	0.0%
Government Bonds	4.1%	0.0%
U.S. Treasuries	4.1%	0.0%
Corporate Bonds	14.7%	0.0%
Communications	0.8%	0.0%
Consumer Discretionary	0.7%	0.0%
Consumer Staples	0.9%	0.0%
Energy	1.7%	0.0%
Financials	5.9%	0.0%
Health Care	0.0%	0.0%
Industrials	1.7%	0.0%
Information Technology	0.9%	0.0%
Materials	1.3%	0.0%
Real Estate	0.1%	0.0%
Utilities	0.7%	0.0%
Others	0.0%	0.0%
Tax-Exempt Muni Bonds	67.3%	100.0%
Pre-Refunded	0.0%	8.0%
Muni VRDNs	0.0%	0.0%
General Obligation	10.9%	31.6%
Education	3.6%	5.6%
Hospital/Assisted Living	6.5%	5.5%
Housing	7.9%	1.1%
Community Development	0.7%	0.2%
Industrial Development	2.8%	7.0%
Tobacco	0.0%	0.3%
Transportation	9.1%	11.5%
Water/Sewer/Electric	10.7%	11.4%
Other Tax/Lease	15.1%	17.8%
Taxable Municipals	1.0%	0.0%
Preferreds	8.9%	0.0%
	100.0%	100.0%
Asset categorization and sector allocation refers to Bloomberg Industry Classification System ("BICS") and Global Industry Classification System ("GICS").
21

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 (investment minimum) Investment in Ambrus Tax-Conscious National Bond Institutional Class vs. Bloomberg Municipal Inter-Short (1-10 Year) Index
Total Returns for the Period Ended September 30, 2023
Since Inception†
Institutional Class	1.80% *
Bloomberg Municipal Inter-Short (1-10 Year) Index	1.98% **

†	Not Annualized.
*	The Ambrus Tax-Conscious National Bond Fund (the “Fund”) commenced operations on October 3, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (833) 996-2101. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated February 1, 2023, as revised on May 23, 2023, are 0.72% and 0.50%, respectively, for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Whittier Advisors, LLC (“Whittier” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the “Trust” ), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.50% (on an annual basis) of the Fund’s average daily net assets until January 31, 2025, and do not exceed 0.60% (on an annual basis) of the Fund's average daily net assets until January 31, 2026 (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026 unless the Board of Trustees (“Board of Trustees”) of the Trust approves its earlier termination. Prior to May 23, 2023, the Expense Limitation was 0.60%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
22

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Annual Report
Performance Data (Concluded)
September 30, 2023
(Unaudited)
The Fund evaluates its performance as compared to that of the Bloomberg Municipal Inter-Short (1-10 Year) Index. The Bloomberg Municipal Inter-Short (1-10 Year) Index measures the USD-denominated investment grade tax-exempt municipal bond market consisting of bonds with maturities between 1 and 10 years.
An index is unmanaged and it is not possible to invest in an index. All mutual fund investing involves risk, including possible loss of principal.
23

AMBRUS FUNDS
Fund Expense Disclosure
September 30, 2023
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2023 through September 30, 2023 and held for the entire period.
Actual Expenses
The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio	Expenses Paid During Period
Ambrus Core Bond Fund
Institutional Class*
Actual	$1,000.00	$ 994.50	0.50%	$2.50
Hypothetical (5% return before expenses)	1,000.00	1,022.56	0.50%	2.54
Ambrus Tax-Conscious California Bond Fund
Institutional Class**
Actual	$1,000.00	$ 988.90	0.50%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.56	0.50%	2.54
Ambrus Tax-Conscious National Bond Fund
Institutional Class***
Actual	$1,000.00	$ 985.80	0.50%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.56	0.50%	2.54

*	Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2023 of 0.50% for Institutional shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund's ending account values on the first line of the table is based on the actual six-month total return of (0.55)% for Institutional Class shares.
24

AMBRUS FUNDS
Fund Expense Disclosure (Concluded)
September 30, 2023
(Unaudited)
**	Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2023 of 0.50% for Institutional shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund's ending account values on the first line of the table is based on the actual six-month total return of (1.11)% for Institutional Class shares.
***	Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2023 of 0.50% for Institutional shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund's ending account values on the first line of the table is based on the actual six-month total return of (1.42)% for Institutional Class shares.
25

Ambrus Core Bond Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
CORPORATE BONDS:
Financials	15.8%	$ 25,219,778
Industrials	5.3	8,410,983
Technology	5.0	8,062,648
Utilities	2.6	4,140,141
Communications	2.5	4,083,769
Energy	2.5	4,059,452
Consumer Staple Products	2.2	3,476,484
Materials	2.2	3,450,431
Health Care	2.1	3,303,565
Consumer Discretionary	0.7	1,160,868
Real Estate	0.6	953,244
U.S. Treasury Obligations	41.1	65,773,090
PREFERREDS:
Financials	8.0	12,845,469
Consumer Discretionary	0.8	1,252,103
MUNICIPAL BONDS:
California	0.6	934,286
Maryland	0.2	276,853
Other Assets in Excess of Liabilities	7.8	12,528,653
NET ASSETS	100.0%	$159,931,817

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
26

AMBRUS CORE BOND FUND
Portfolio of Investments
September 30, 2023
	Par Value	Value
CORPORATE BONDS — 41.5%
Communications — 2.5%
AT&T, Inc., 7.125%, 12/15/31	$ 500,000	$ 524,139
Paramount Global, 4.95%, 1/15/31	1,000,000	860,312
T-Mobile USA, Inc., 5.75%, 1/15/34	800,000	781,003
Verizon Communications, Inc., 6.726%, 5/15/25(a)	1,000,000	1,010,655
Walt Disney Co. (The), 3.80%, 3/22/30	1,000,000	907,660
		4,083,769
Consumer Discretionary — 0.7%
Hyatt Hotels Corp., 1.80%, 10/1/24	800,000	767,760
Mohawk Industries, Inc., 3.625%, 5/15/30	450,000	393,108
		1,160,868
Consumer Staple Products — 2.2%
Kroger Co. (The), 7.70%, 6/1/29	2,064,000	2,264,778
Philip Morris International, Inc., 4.875%, 2/15/28	1,250,000	1,211,706
		3,476,484
Energy — 2.5%
Continental Resources, Inc., 3.80%, 6/1/24	400,000	393,658
Hess Corp., 3.50%, 7/15/24	500,000	490,490
Kinder Morgan, Inc., 7.80%, 8/1/31	1,500,000	1,630,122
Marathon Oil Corp., 6.80%, 3/15/32	1,000,000	1,015,995
Tosco Corp., 7.80%, 1/1/27	500,000	529,187
		4,059,452
Financials — 15.8%
Air Lease Corp., 3.25%, 3/1/25	1,000,000	957,581
American Express Co., 5.991%, 11/4/26(a)	1,170,000	1,159,925
American Tower Corp., REIT, 2.95%, 1/15/25	1,000,000	961,570
Bank of America Corp., 4.20%, 8/26/24	1,000,000	982,875
Bank of New York Mellon (The), 5.224%, 11/21/25	500,000	495,768
Bank of New York Mellon Corp. (The), 4.543%, 2/1/29	1,500,000	1,430,467
BlackRock, Inc., 2.40%, 4/30/30	1,000,000	834,818
Discover Bank, 3.45%, 7/27/26	500,000	455,007
Discover Financial Services, 3.95%, 11/6/24	1,000,000	972,923
Equitable Holdings, Inc., 5.594%, 1/11/33	1,000,000	948,546
	Par Value	Value
CORPORATE BONDS — (Continued)
Financials — (Continued)
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	$ 300,000	$ 289,196
Goldman Sachs Group, Inc. (The), 1.948%, 10/21/27	1,300,000	1,148,478
Goldman Sachs Group, Inc. (The), 7.194%, 3/15/28(a)	500,000	508,204
Goldman Sachs Group, Inc. (The), 4.482%, 8/23/28	1,000,000	946,969
Jefferies Financial Group, Inc., 5.875%, 7/21/28	1,300,000	1,273,200
Jefferies Financial Group, Inc., 2.625%, 10/15/31	1,000,000	761,003
JPMorgan Chase & Co., 5.546%, 12/15/25	2,000,000	1,987,517
JPMorgan Chase & Co., 6.523%, 2/24/28(a)	500,000	499,624
Kilroy Realty LP, REIT, 2.50%, 11/15/32	100,000	68,424
Morgan Stanley, 4.35%, 9/8/26	800,000	764,351
Northern Trust Corp., 3.375%, 5/8/32	875,000	771,308
PNC Bank, 4.20%, 11/1/25	1,000,000	959,170
Synchrony Financial, 3.70%, 8/4/26	1,050,000	948,648
Synchrony Financial, 2.875%, 10/28/31	1,000,000	709,529
US Bancorp, 4.653%, 2/1/29	1,000,000	936,399
Wells Fargo & Co., 3.584%, 5/22/28	300,000	274,845
Wells Fargo Bank, 6.50%, 12/1/28	1,000,000	1,009,570
Weyerhaeuser Co., REIT, 7.375%, 3/15/32	1,050,000	1,142,148
Zions Bancorp, 3.25%, 10/29/29	1,315,000	1,021,715
		25,219,778
Health Care — 2.1%
Amgen, Inc., 6.375%, 6/1/37	1,300,000	1,331,484
Becton Dickinson & Co., 4.693%, 2/13/28	500,000	485,027
Illumina, Inc., 5.80%, 12/12/25	500,000	497,078
McKesson Corp., 5.25%, 2/15/26	1,000,000	989,976
		3,303,565
Industrials — 5.3%
Boeing Co. (The), 1.433%, 2/4/24	750,000	738,154
Ingersoll Rand, Inc., 5.70%, 8/14/33	1,000,000	968,169
Jacobs Engineering Group, Inc., 5.90%, 3/1/33	1,300,000	1,233,442

The accompanying notes are an integral part of the financial statements.
27

AMBRUS CORE BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Par Value	Value
CORPORATE BONDS — (Continued)
Industrials — (Continued)
Northrop Grumman Systems Corp., 7.75%, 2/15/31	$2,000,000	$ 2,228,481
PACCAR Financial Corp., 4.60%, 1/10/28	1,000,000	976,120
Trimble, Inc., 6.10%, 3/15/33	1,300,000	1,274,831
Union Pacific Corp., 3.646%, 2/15/24	1,000,000	991,786
		8,410,983
Materials — 2.2%
Albemarle Corp., 5.05%, 6/1/32	2,000,000	1,820,461
Huntsman International, LLC, 4.50%, 5/1/29	1,250,000	1,131,368
LyondellBasell Industries NV, 5.75%, 4/15/24	500,000	498,602
		3,450,431
Real Estate — 0.6%
Invitation Homes Operating Partnership LP, REIT, 5.45%, 8/15/30	1,000,000	953,244
Technology — 5.0%
Booz Allen Hamilton, Inc., 5.95%, 8/4/33	1,000,000	976,850
Broadridge Financial Solutions, Inc., 2.90%, 12/1/29	1,300,000	1,100,408
Equifax, Inc., 3.10%, 5/15/30	500,000	416,911
Fortinet, Inc., 2.20%, 3/15/31	1,000,000	774,659
International Business Machines Corp., 3.625%, 2/12/24	500,000	495,969
Leidos, Inc., 7.125%, 7/1/32	1,500,000	1,546,545
Microchip Technology, Inc., 0.983%, 9/1/24	1,000,000	954,806
Motorola Solutions, Inc., 2.30%, 11/15/30	1,000,000	777,442
S&P Global, Inc., 2.90%, 3/1/32	500,000	412,668
Teledyne Technologies, Inc., 2.75%, 4/1/31	750,000	606,390
		8,062,648
Utilities — 2.6%
Berkshire Hathaway Energy Co., 3.75%, 11/15/23	500,000	498,692
Florida Power & Light Co., 5.05%, 4/1/28	1,000,000	988,226
NextEra Energy Capital Holdings, Inc., 6.051%, 3/1/25	500,000	500,964
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33	750,000	700,565
	Par Value	Value
CORPORATE BONDS — (Continued)
Utilities — (Continued)
Southwestern Electric Power Co., 5.30%, 4/1/33	$ 500,000	$ 472,720
System Energy Resources, Inc., 6.00%, 4/15/28	1,000,000	978,974
		4,140,141
TOTAL CORPORATE BONDS (Cost $67,792,362)		66,321,363
U.S. TREASURY OBLIGATIONS — 41.1%
United States Treasury Bills, 5.496%, 6/13/24(b)	6,150,000	5,922,618
United States Treasury Bonds,
3.875%, 5/15/43	5,000,000	4,344,531
1.25%, 5/15/50	6,750,000	3,179,619
United States Treasury Notes,
5.572%, 4/30/25(a)	8,500,000	8,504,289
4.125%, 5/31/25	14,250,000	14,039,868
4.125%, 6/15/26	10,600,000	10,404,977
3.625%, 5/31/28	8,500,000	8,149,375
3.625%, 5/31/30	8,000,000	7,598,125
3.375%, 5/15/33	4,000,000	3,629,688
U.S. TREASURY OBLIGATIONS (Cost $66,897,343)		65,773,090
	Par Value/ Shares
PREFERREDS — 8.8%
Consumer Discretionary — 0.8%
General Motors Financial Co., Inc., 5.75%, 9/30/27	1,550,000	1,252,103
Financials — 8.0%
Bank of America Corp., 6.25%, 9/5/24	700,000	691,121
Bank of New York Mellon Corp. (The), 4.70%, 9/20/25	250,000	241,237
Bank of New York Mellon Corp. (The), 3.70%, 3/20/26	740,000	666,458
Bank of New York Mellon Corp. (The), 4.625%, 9/20/26	1,500,000	1,353,350
Citigroup, Inc., 9.699%, 10/30/23(a)	500,000	500,141
Citigroup, Inc., 6.25%, 8/15/26	950,000	916,525
Citigroup, Inc., 7.625%, 11/15/28	1,000,000	980,087
JPMorgan Chase & Co., 6.75%, 2/1/24	625,000	625,278
JPMorgan Chase & Co., 6.10%, 10/1/24	1,500,000	1,483,380
M&T Bank Corp., 6.45%, 2/15/24	475,000	459,054

The accompanying notes are an integral part of the financial statements.
28

AMBRUS CORE BOND FUND
Portfolio of Investments (Concluded)
September 30, 2023
	Par Value/ Shares	Value
PREFERREDS — (Continued)
Financials — (Continued)
Morgan Stanley, 6.875%, 1/15/24	$ 39,395	$ 984,875
Northern Trust Corp., 4.60%, 10/1/26	1,250,000	1,129,630
State Street Corp., 5.625%, 12/15/23	1,050,000	1,019,497
State Street Corp., 5.90%, 3/15/24	40,000	1,002,400
State Street Corp., 5.35%, 3/15/26	20,000	464,000
Wells Fargo & Co., 7.625%, 9/15/28	325,000	328,436
		12,845,469
TOTAL PREFERREDS (Cost $13,931,899)		14,097,572
	Principal Amount
MUNICIPAL BONDS — 0.8%
California — 0.6%
California Educational Facilities Authority Revenue, Series A, Callable 04/01/27 at 100, 3.561%, 4/1/31	500,000	431,916
State of California GO, 5.222%, 3/1/24	250,000	249,685
State of California GO, 4.846%, 3/1/27	150,000	148,502
State of California GO, 6.00%, 3/1/33	100,000	104,183
		934,286
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Maryland — 0.2%
Maryland Community Development Administration Revenue, Social Bonds, Series C, 4.177%, 3/1/29, (GNMA/FNMA/FHLMC Insured)	$ 300,000	$ 276,853
TOTAL MUNICIPAL BONDS (Cost $1,249,994)		1,211,139

TOTAL INVESTMENTS - 92.2% (Cost $149,871,598)		147,403,164
OTHER ASSETS IN EXCESS OF LIABILITIES - 7.8%		12,528,653
NET ASSETS - 100.0%		$ 159,931,817

(a)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2023.
(b)	Rate represents annualized yield at date of purchase.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.
29

Ambrus Tax-Conscious California Bond Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
MUNICIPAL BONDS:
California	60.3%	$ 81,613,949
Connecticut	2.8	3,858,295
Michigan	1.9	2,516,092
South Carolina	1.7	2,330,261
New York	1.7	2,320,035
Texas	1.5	2,010,032
Pennsylvania	1.1	1,541,382
Florida	0.8	1,042,154
New Mexico	0.7	1,000,723
Ohio	0.6	783,608
Illinois	0.6	757,034
Washington	0.5	748,753
New Jersey	0.4	504,920
Iowa	0.1	150,222
Minnesota	0.1	100,616
PREFERREDS:
Financials	8.4	11,396,638
Consumer Discretionary	0.5	706,832
U.S. Treasury Obligations	5.8	7,848,262
CORPORATE BONDS:
Financials	3.3	4,438,356
Technology	0.8	1,073,302
Materials	0.7	905,094
Consumer Discretionary	0.5	719,775
Energy	0.3	393,659
Short-Term Investment	2.2	3,027,816
Other Assets in Excess of Liabilities	2.7	3,631,642
NET ASSETS	100.0%	$135,419,452

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
30

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — 74.8%
California — 60.3%
91 Express Lanes Toll Road Revenue, OID, Senior Series, Refunding, Callable 10/04/23 at 100, 4.50%, 12/15/30	$ 30,000	$ 30,000
Albany Unified School District GO, Series B, Callable 08/01/26 at 100, 5.00%, 8/1/43	1,000,000	1,020,905
Anaheim Housing & Public Improvements Authority Revenue, Series B, Callable 10/01/27 at 100, 5.00%, 10/1/30	15,000	15,834
Berkeley Joint Powers Financing Authority Revenue, OID, Refunding, Callable 10/30/23 at 100, 3.00%, 10/1/27	25,000	24,184
Buena Park School District GO, Callable 08/01/27 at 100, 5.00%, 8/1/30	15,000	15,770
California Community Choice Financing Authority Revenue, Callable 05/01/29 at 100, 5.00%, 7/1/53(a)	1,000,000	1,009,161
California Community Choice Financing Authority Revenue, Series B-1, Callable 05/01/31 at 101, 4.00%, 2/1/52(a)	1,000,000	944,073
California Educational Facilities Authority Revenue, Series A, Callable 10/01/28 at 100, 5.00%, 10/1/48	70,000	70,298
California Enterprise Development Authority Revenue, Callable 11/01/27 at 100, 5.00%, 11/1/29	15,000	15,733
California Enterprise Development Authority Revenue, Callable 11/01/27 at 100, 5.00%, 11/1/34	215,000	226,530
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
California Health Facilities Financing Authority Revenue, Callable 02/01/27 at 100, 5.00%, 2/1/29	$ 40,000	$ 41,467
California Health Facilities Financing Authority Revenue, Callable 11/15/24 at 100, 5.00%, 11/15/35	365,000	367,503
California Health Facilities Financing Authority Revenue, Refunding, Callable 04/01/26 at 100, 5.00%, 4/1/27, (CA MTG Insured)	5,000	5,160
California Health Facilities Financing Authority Revenue, Refunding, Callable 11/15/27 at 100, 5.00%, 11/15/35	250,000	260,838
California Health Facilities Financing Authority Revenue, Refunding, Callable 11/15/27 at 100, 5.00%, 11/15/38	250,000	260,075
California Health Facilities Financing Authority Revenue, Refunding, Callable 11/15/27 at 100, 5.00%, 11/15/48	25,000	25,181
California Health Facilities Financing Authority Revenue, Series A, Callable 08/15/24 at 100, 5.00%, 8/15/27	20,000	20,179
California Health Facilities Financing Authority Revenue, Series A, Callable 08/15/26 at 100, 5.00%, 8/15/34	410,000	421,640
California Health Facilities Financing Authority Revenue, Series A, Callable 10/01/24 at 100, 4.00%, 10/1/28	100,000	100,005
California Health Facilities Financing Authority Revenue, Series A, Callable 11/15/27 at 100, 5.00%, 11/15/28	15,000	15,755
California Health Facilities Financing Authority Revenue, Series A, Callable 11/15/27 at 100, 5.00%, 11/15/35	240,000	250,405

The accompanying notes are an integral part of the financial statements.
31

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
California Health Facilities Financing Authority Revenue, Series A, Refunding, 4.00%, 10/1/26	$ 65,000	$ 64,830
California Health Facilities Financing Authority Revenue, Series A, Refunding, 5.00%, 11/15/26	10,000	10,409
California Health Facilities Financing Authority Revenue, Series A, Refunding, Callable 08/15/26 at 100, 5.00%, 8/15/28	25,000	25,919
California Health Facilities Financing Authority Revenue, Series A, Refunding, Callable 11/15/27 at 100, 5.00%, 11/15/34	1,345,000	1,416,017
California Health Facilities Financing Authority Revenue, Series A2, Callable 11/01/27 at 100, 4.00%, 11/1/44	1,425,000	1,327,378
California Infrastructure & Economic Development Bank Revenue, Callable 05/15/28 at 100, 5.00%, 5/15/47	1,000,000	1,023,803
California Infrastructure & Economic Development Bank Revenue, Callable 08/01/29 at 100, 5.00%, 8/1/44	550,000	567,672
California Infrastructure & Economic Development Bank Revenue, OID, Refunding, 3.20%, 10/1/29	1,785,000	1,595,855
California Infrastructure & Economic Development Bank Revenue, Refunding, Callable 11/01/26 at 100, 5.00%, 5/1/28	20,000	20,766
California Infrastructure & Economic Development Bank Revenue, Refunding, Callable 12/06/23 at 100, 5.00%, 11/1/34	500,000	500,911
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
California Municipal Finance Authority Revenue, Callable 11/15/28 at 100, 5.00%, 5/15/36, (BAM-TCRS Insured)	$ 500,000	$ 516,666
California State Public Works Board Revenue, Callable 09/01/27 at 100, 5.00%, 9/1/28	10,000	10,555
California State Public Works Board Revenue, Series A, Callable 09/01/24 at 100, 5.00%, 9/1/25	10,000	10,108
California State University Revenue, Series A, Refunding, Callable 11/01/28 at 100, 5.00%, 11/1/43	1,900,000	1,966,679
California Statewide Communities Development Authority Revenue, Callable 02/01/28 at 100, 5.00%, 8/1/29	300,000	305,439
California Statewide Communities Development Authority Revenue, Refunding, 5.00%, 3/1/28	100,000	103,078
California Statewide Communities Development Authority Revenue, Refunding, Callable 03/01/28 at 100, 5.00%, 3/1/33	160,000	164,281
California Statewide Communities Development Authority Revenue, Series A, 5.00%, 4/1/28	20,000	20,631
Capistrano Unified School District Community Facilities District No 90-2, Series 2, Refunding, Callable 10/30/23 at 100, 5.00%, 9/1/32, (AGM Insured)	1,000,000	1,001,343
Cathedral City Redevelopment Agency Successor Agency, Series A, Refunding, Callable 08/01/24 at 100, 5.00%, 8/1/29, (AGM Insured)	705,000	710,087

The accompanying notes are an integral part of the financial statements.
32

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Centinela Valley Union High School District GO, Series C, Refunding, Callable 08/01/26 at 100, 4.00%, 8/1/34, (AGM Insured)	$1,000,000	$ 988,840
Chino Basin Regional Financing Authority Revenue, Series B, Callable 08/01/25 at 100, 4.00%, 11/1/25	100,000	100,767
Chowchilla Elementary School District GO, Callable 08/01/26 at 100, 5.00%, 8/1/43	580,000	590,731
Chula Vista Elementary School District School Facilities District No 1 GO, Series A, OID, Callable 10/11/23 at 100, 3.625%, 8/1/30	1,215,000	1,214,901
City & County of San Francisco, 5.00%, 4/1/27	5,000	5,266
City & County of San Francisco Community Facilities District No 2014-1, Series A, 5.00%, 9/1/27	145,000	150,567
City & County of San Francisco Community Facilities District No 2014-1, Series A, 5.00%, 9/1/28	100,000	104,922
City & County of San Francisco Community Facilities District No 2014-1, Series A, 5.00%, 9/1/29	100,000	105,683
City & County of San Francisco Community Facilities District No 2014-1, Series A, 5.00%, 9/1/30	150,000	159,470
Coachella Valley Unified School District, OID, Refunding, Callable 09/01/24 at 100, 3.50%, 9/1/28, (BAM Insured)	50,000	49,524
Coachella Valley Unified School District GO, OID, Refunding, Callable 08/01/24 at 100, 4.00%, 8/1/27, (BAM Insured)	5,000	5,016
Colusa Unified School District GO, Callable 05/01/25 at 100, 4.00%, 5/1/34, (AGM Insured)	510,000	490,268
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Compton Unified School District GO, Series B, Callable 06/01/27 at 100, 4.00%, 6/1/32, (BAM Insured)	$ 140,000	$ 140,386
Department of Veterans Affairs Veteran's Farm & Home Purchase Program Revenue, Series A, 0.75%, 12/1/24	300,000	287,847
Department of Veterans Affairs Veteran's Farm & Home Purchase Program Revenue, Series A, 1.25%, 6/1/27	40,000	35,642
East Side Union High School District GO, Series A, OID, Refunding, Callable 08/01/26 at 100, 2.125%, 8/1/29	50,000	43,903
East Side Union High School District GO, Series B, Refunding, 5.25%, 2/1/26, (NATL Insured)	125,000	127,895
Eastern Municipal Water District Financing Authority Revenue, Series B, Unrefunded portion, Callable 07/01/26 at 100, 4.00%, 7/1/35	250,000	250,078
Escondido Union School District GO, Series B, Callable 08/01/27 at 100, 4.00%, 8/1/47	1,000,000	909,936
Fairfield, Series A, OID, 0.00%, 4/1/24, (AGC Insured)(b)	55,000	53,884
Fontana Redevelopment Agency Successor Agency, Series A, Refunding, Callable 10/01/27 at 100, 5.00%, 10/1/33	150,000	157,384
Fresno County Financing Authority Revenue, Refunding, Callable 04/01/26 at 100, 3.00%, 4/1/29	375,000	353,049
Gardena Revenue, 2.663%, 4/1/28	815,000	729,333
Golden State Tobacco Securitization Corp. Revenue, Series 1, Refunding, 5.00%, 6/1/25	100,000	102,285

The accompanying notes are an integral part of the financial statements.
33

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Imperial Community College District GO, Series A, Callable 08/01/33 at 100, 5.25%, 8/1/53, (AGM Insured)	$ 900,000	$ 949,675
Indian Wells Redevelopment Agency Successor Agency, Series A, Refunding, Callable 09/01/26 at 100, 5.00%, 9/1/28, (NATL Insured)	20,000	20,775
Indio Finance Authority Revenue, Series A, Refunding, Callable 11/01/26 at 100, 5.00%, 11/1/28	10,000	10,387
Irvine Facilities Financing Authority Revenue, Callable 05/01/26 at 100, 5.25%, 5/1/43	1,710,000	1,750,048
Irvine Ranch Water District, Callable 08/01/26 at 100, 5.25%, 2/1/46	2,000,000	2,049,210
Jurupa Public Financing Authority, Series A, Refunding, 4.00%, 9/1/25, (AGM Insured)	20,000	20,022
Kern High School District GO, Series E, OID, 2.00%, 8/1/27	100,000	91,529
Local Public Schools Funding Authority School Improvement District No 2016-1 GO, Series A, Callable 08/01/27 at 100, 4.00%, 8/1/42, (BAM Insured)	770,000	705,042
Lodi Unified School District GO, Series 2020, Callable 08/01/27 at 100, 4.00%, 8/1/40	995,000	932,788
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Series A, Callable 07/01/28 at 100, 5.00%, 7/1/44	825,000	857,910
Los Angeles County Public Works Financing Authority Revenue, Series A, Callable 12/01/30 at 100, 5.00%, 12/1/45	500,000	521,911
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Los Angeles County Public Works Financing Authority Revenue, Series D, Callable 12/01/25 at 100, 5.00%, 12/1/32	$ 150,000	$ 154,507
Los Angeles County Public Works Financing Authority Revenue, Series E-1, Callable 12/01/29 at 100, 5.00%, 12/1/49	100,000	103,416
Los Angeles County Schools Regionalized Business Services Corp., Series A3, OID, Refunding, Callable 10/30/23 at 100, 3.75%, 9/1/26, (AGM Insured)	15,000	15,000
Los Angeles Department of Airports Revenue, Refunding, Callable 05/15/29 at 100, 5.00%, 5/15/43	2,000,000	2,078,187
Los Angeles Department of Water & Power Revenue, Callable 06/01/26 at 100, 5.00%, 7/1/26	5,000	5,201
Los Angeles Department of Water & Power Revenue, Callable 07/01/31 at 100, 5.00%, 7/1/51	85,000	88,074
Los Angeles Department of Water & Power Revenue, Series A, Callable 01/01/27 at 100, 5.00%, 7/1/47	1,000,000	1,016,196
Los Angeles Department of Water & Power Revenue, Series A, Callable 01/01/29 at 100, 5.00%, 7/1/45	500,000	515,807
Los Angeles Department of Water & Power Revenue, Series A, Refunding, Callable 01/01/26 at 100, 5.00%, 7/1/40	1,580,000	1,606,808
Los Angeles Department of Water & Power Revenue, Series D, Refunding, Callable 07/01/28 at 100, 5.00%, 7/1/34	200,000	213,677

The accompanying notes are an integral part of the financial statements.
34

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Los Angeles Department of Water & Power Revenue, Series D, Refunding, Callable 07/01/29 at 100, 5.00%, 7/1/44	$ 640,000	$ 663,104
Los Angeles Department of Water & Power Water System Revenue, Series A, Refunding, Callable 01/01/26 at 100, 5.00%, 7/1/46	1,755,000	1,775,626
Los Angeles Department of Water & Power Water System Revenue, Series A, Refunding, Callable 01/01/27 at 100, 5.00%, 7/1/44	250,000	254,752
Los Angeles Housing Authority Revenue, Series A, Refunding, Callable 06/01/26 at 100, 4.00%, 6/1/27, (HUD SECT 8 Insured)	5,000	5,046
Los Angeles Solid Waste Resources Revenue, Series A, OID, Callable 10/30/23 at 100, 2.25%, 2/1/25	250,000	240,816
Los Angeles Unified School District, Series A, 5.00%, 10/1/28	955,000	1,023,090
Los Angeles Unified School District GO, Series A, Refunding, 3.00%, 7/1/27	65,000	62,631
Los Angeles Unified School District GO, Series B, Refunding, Callable 07/01/26 at 100, 3.00%, 7/1/32	1,000,000	907,649
Los Angeles Unified School District GO, Series B1, Callable 01/01/28 at 100, 5.00%, 7/1/28	145,000	155,107
Lucia Mar Unified School District GO, Series A, OID, Callable 08/01/27 at 100, 4.00%, 8/1/46	1,500,000	1,369,265
Lucia Mar Unified School District GO, Series B, Callable 08/01/28 at 100, 5.00%, 8/1/42	535,000	551,758
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Martinez Unified School District GO, Refunding, Callable 08/01/26 at 100, 4.00%, 8/1/28	$ 20,000	$ 20,217
Menlo Park Community Development Agency Successor Agency, Refunding, Callable 10/01/25 at 100, 5.00%, 10/1/28, (AGM Insured)	25,000	25,724
Modesto Irrigation District Revenue, Refunding, Callable 10/01/26 at 100, 5.00%, 10/1/29	35,000	36,466
Montebello Public Financing Authority Revenue, Series B, OID, 6.20%, 11/1/32	1,000,000	1,011,088
Napa Valley Unified School District GO, Series A, Callable 08/01/26 at 100, 4.00%, 8/1/38	400,000	381,842
Norman Y Mineta San Jose International Airport SJC Revenue, Series B, Refunding, Callable 03/01/27 at 100, 5.00%, 3/1/42	165,000	168,551
Northern California Energy Authority Revenue, Series A, MWC, Callable 04/01/24 at 100, 4.00%, 7/1/49(a)	1,000,000	997,277
Northern California Power Agency Revenue, Series A, Refunding, 5.00%, 8/1/24	20,000	20,176
Oxnard Union High School District GO, Series A, Callable 08/01/26 at 100, 5.00%, 8/1/28	10,000	10,431
Oxnard Union High School District GO, Series B, Callable 08/01/28 at 100, 5.00%, 8/1/45	750,000	771,927
Pajaro Valley Unified School District GO, Series C, Callable 02/01/26 at 100, 5.00%, 8/1/27	10,000	10,349

The accompanying notes are an integral part of the financial statements.
35

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Palomar Health GO, Series B, Refunding, Callable 08/01/26 at 100, 4.00%, 8/1/33	$ 200,000	$ 189,685
Pasadena Unified School District GO, Callable 08/01/26 at 100, 4.00%, 8/1/36	215,000	204,665
Pasadena Unified School District GO, Series B, 2.00%, 8/1/25	100,000	95,663
Pittsburg Successor Agency Redevelopment Agency, Series A, Refunding, 5.00%, 9/1/26, (AGM Insured)	100,000	102,462
Pittsburg Unified School District, Refunding, 5.00%, 6/1/25, (AGM Insured)	15,000	15,272
Ravenswood City School District GO, Callable 08/01/26 at 100, 5.00%, 8/1/29	300,000	312,104
Richmond Wastewater Revenue, OID, ETM, 0.00%, 8/1/28, (FGIC Insured)(b)	100,000	84,004
Riverside Community College District, Callable 06/01/25 at 100, 5.00%, 6/1/37	210,000	213,260
Riverside Community College District, Callable 06/01/25 at 100, 5.00%, 6/1/38	255,000	258,454
Riverside Community College District, Callable 06/01/25 at 100, 5.00%, 6/1/39	325,000	329,161
Riverside Community College District, Callable 06/01/25 at 100, 5.25%, 6/1/43	1,200,000	1,215,105
Riverside Community College District, Callable 06/01/25 at 100, 5.25%, 6/1/49	2,000,000	2,020,013
Riverside County Redevelopment Successor Agency, Series A, CAB, OID, Refunding, Callable 10/01/26 at 100, 5.00%, 10/1/31, (BAM Insured)	500,000	516,555
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Riverside County Redevelopment Successor Agency, Series A, Refunding, Callable 10/01/27 at 100, 4.00%, 10/1/39, (BAM Insured)	$1,000,000	$ 931,736
Riverside County Transportation Commission Sales Tax Revenue, Series A, Callable 06/01/27 at 100, 5.00%, 6/1/39	440,000	452,802
Riverside Public Financing Authority Revenue, Series A, OID, Refunding, Callable 11/01/23 at 100, 3.50%, 11/1/25	60,000	59,721
Sacramento Airport System Revenue County, Series E, Refunding, 5.00%, 7/1/27	10,000	10,554
Sacramento Area Flood Control Agency, Refunding, Callable 10/01/26 at 100, 5.00%, 10/1/36	505,000	523,888
Sacramento County Sanitation Districts Financing Authority Revenue, Series A, Refunding, Callable 06/01/24 at 100, 5.00%, 12/1/31	175,000	176,551
Sacramento Transient Occupancy Tax Revenue, Series C, Callable 06/01/28 at 100, 5.00%, 6/1/48	800,000	810,025
San Diego Community Facilities District No 2, Refunding, 4.00%, 9/1/27	535,000	538,058
San Diego County Regional Airport Authority Revenue, Series A, Callable 07/01/31 at 100, 5.00%, 7/1/46	150,000	156,456
San Diego Public Facilities Financing Authority Revenue, Series A, Callable 08/01/28 at 100, 5.00%, 8/1/43	2,655,000	2,751,967

The accompanying notes are an integral part of the financial statements.
36

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
San Dieguito School Facilities Financing Authority, Refunding, Callable 03/01/28 at 100, 5.00%, 3/1/37	$ 635,000	$ 661,660
San Francisco City & County Airport Comm-San Francisco International Airport Revenue, Series B, Refunding, Callable 05/01/33 at 100, 5.00%, 5/1/43	720,000	764,417
San Francisco City & County Airport Comm-San Francisco International Airport Revenue, Series D, Refunding, Callable 10/30/23 at 100, 3.25%, 5/1/26	20,000	19,650
San Francisco City & County Airport Comm-San Francisco International Airport Revenue, Series D, Refunding, Callable 10/30/23 at 100, 3.375%, 5/1/27	10,000	9,881
San Francisco City & County Airport Comm-San Francisco International Airport Revenue, Series D, Refunding, Callable 10/30/23 at 100, 3.50%, 5/1/28	30,000	29,952
San Francisco City & County Public Utilities Commission Power Revenue, Series A, Callable 05/01/25 at 100, 5.00%, 11/1/35	115,000	117,000
San Francisco Public Utilities Commission Water Revenue, Refunding, Callable 11/01/26 at 100, 5.00%, 11/1/33	140,000	146,379
San Luis Obispo Water Revenue, Refunding, Callable 06/01/28 at 100, 5.00%, 6/1/29	130,000	138,174
San Marcos Public Facilities Authority, Refunding, 5.00%, 9/1/28, (BAM Insured)	120,000	127,006
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
San Marcos Public Facilities Authority, Series A, Refunding, Callable 09/01/24 at 100, 5.00%, 9/1/32, (AGM Insured)	$ 150,000	$ 151,192
San Marcos Unified School District GO, Refunding, Callable 08/01/27 at 100, 4.00%, 8/1/33	500,000	503,865
San Ysidro School District, Refunding, 5.00%, 9/1/25, (BAM Insured)	100,000	102,098
Santa Clara Unified School District GO, Callable 07/01/26 at 100, 3.00%, 7/1/35	1,000,000	877,126
Santa Clarita Public Finance Authority Revenue, Series B, OID, Refunding, Callable 10/01/26 at 100, 2.00%, 10/1/27	20,000	18,105
Selma Unified School District GO, Series A, Callable 08/01/31 at 100, 5.25%, 8/1/48, (BAM Insured)	350,000	360,166
Semitropic Improvement District of the Semitropic Water Storage District Revenue, Series A, Refunding, Callable 12/01/27 at 100, 5.00%, 12/1/28, (AGM Insured)	15,000	15,858
Shasta Joint Powers Financing Authority Revenue, Series A, OID, Refunding, Callable 10/30/23 at 100, 3.00%, 4/1/26, (AGM Insured)	10,000	9,766
Simi Valley Unified School District GO, Series D, Callable 08/01/31 at 100, 5.00%, 8/1/43	500,000	524,519
State of California Department of Water Resources Revenue, Series AR, Prerefunded, Callable 06/01/24 at 100, 4.00%, 12/1/33	830,000	832,261
State of California GO, 5.222%, 3/1/24	250,000	249,685

The accompanying notes are an integral part of the financial statements.
37

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
State of California GO, 4.846%, 3/1/27	$ 350,000	$ 346,506
State of California GO, 6.00%, 3/1/33	150,000	156,274
State of California GO, Callable 06/01/26 at 100, 5.00%, 12/1/34	645,000	666,345
State of California GO, Callable 09/01/26 at 100, 4.00%, 9/1/35	195,000	194,782
State of California GO, Callable 09/01/26 at 100, 5.00%, 9/1/45	250,000	254,893
State of California GO, Callable 12/01/30 at 100, 5.00%, 12/1/46	1,500,000	1,560,414
State of California GO, Refunding, 5.00%, 9/1/28	4,800,000	5,144,841
State of California GO, Refunding, Callable 04/01/29 at 100, 5.00%, 4/1/31	280,000	300,421
State of California GO, Refunding, Callable 04/01/29 at 100, 5.00%, 10/1/42	2,500,000	2,606,746
State of California GO, Refunding, Callable 08/01/24 at 100, 5.00%, 8/1/31	890,000	897,050
State of California GO, Refunding, Callable 08/01/25 at 100, 5.00%, 8/1/27	10,000	10,266
State of California GO, Refunding, Callable 09/01/26 at 100, 4.00%, 9/1/28	25,000	25,240
State of California GO, Refunding, Callable 09/01/26 at 100, 5.00%, 9/1/37	340,000	349,004
State of California GO, Refunding, Callable 11/01/24 at 100, 4.00%, 11/1/44	1,000,000	928,459
Stockton Unified School District GO, Series D, OID, 0.00%, 8/1/27, (AGM Insured)(b)	350,000	299,662
Sutter Butte Flood Control Agency, Callable 10/01/25 at 100, 5.00%, 10/1/26, (BAM Insured)	20,000	20,525
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Tamalpais Community Services District Wastewater Revenue, 4.00%, 1/1/28	$ 15,000	$ 15,354
Tobacco Securitization Authority of Northern California Revenue, Series A, Senior Series, Refunding, 5.00%, 6/1/25	65,000	66,367
Travis Unified School District, Refunding, Callable 09/01/25 at 100, 5.00%, 9/1/29, (AGM Insured)	20,000	20,542
University of California Revenue, Series AV, Callable 05/15/27 at 100, 5.00%, 5/15/35	220,000	230,242
University of California Revenue, Series B, BO, 4.693%, 5/15/33	400,000	377,993
Vacaville Unified School District GO, Series C, Callable 08/01/26 at 100, 5.00%, 8/1/42	785,000	801,315
Victor Valley Transit Authority, Refunding, Callable 07/01/26 at 100, 5.00%, 7/1/30	20,000	20,714
Washington Township Health Care District GO, Series DT, Refunding, Callable 08/01/26 at 100, 4.00%, 8/1/29	10,000	9,995
West Sacramento Area Flood Control Agency, Callable 09/01/25 at 100, 5.00%, 9/1/27, (AGM Insured)	10,000	10,275
Western Placer Unified School District, Refunding, 5.00%, 8/1/24, (AGM Insured)	25,000	25,200
Western Placer Unified School District GO, Series B, Callable 08/01/26 at 100, 5.00%, 8/1/43	355,000	362,421
Whittier Union High School District GO, CAB, OID, Refunding, Callable 08/01/26 at 85, 0.00%, 8/1/31(b)	570,000	408,900

The accompanying notes are an integral part of the financial statements.
38

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
Yuba Levee Financing Authority Revenue, Series A, Refunding, Callable 09/01/26 at 100, 5.00%, 9/1/29, (BAM Insured)	$ 20,000	$ 20,677
Yuba Levee Financing Authority Revenue, Series A, Refunding, Callable 09/01/26 at 100, 5.00%, 9/1/30, (BAM Insured)	25,000	25,843
		81,613,949
Connecticut — 2.8%
Connecticut State Health & Educational Facilities Authority Revenue, Callable 07/01/25 at 100, 5.00%, 7/1/45	650,000	623,852
Connecticut State Health & Educational Facilities Authority Revenue, Series L, Refunding, Callable 07/01/25 at 100, 5.00%, 7/1/45	1,500,000	1,493,275
State of Connecticut Special Tax Revenue, Series A, Callable 08/01/25 at 100, 4.00%, 8/1/35	1,800,000	1,741,168
		3,858,295
Florida — 0.8%
Miami-Dade Seaport Department County Revenue, Series B, Senior Series, Refunding, Callable 10/01/32 at 100, 5.00%, 10/1/37	1,000,000	1,042,154
Illinois — 0.6%
Illinois Finance Authority Revenue, Series A, Callable 08/15/32 at 100, 5.00%, 8/15/52	400,000	391,274
Lake County School District No 1 Winthrop Harbor GO, Refunding, Callable 02/01/26 at 100, 4.00%, 2/1/32	380,000	365,760
		757,034
Iowa — 0.1%
Iowa Finance Authority Revenue, Series C, Callable 02/15/24 at 100, 5.00%, 2/15/32	150,000	150,222
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Michigan — 1.9%
Michigan Finance Authority Revenue, Series 6, Senior Series, Refunding, Callable 07/01/24 at 100, 5.00%, 7/1/33	$1,000,000	$ 1,005,117
Michigan State Building Authority Revenue, Series I, Refunding, Callable 10/15/25 at 100, 5.00%, 10/15/45	1,500,000	1,510,975
		2,516,092
Minnesota — 0.1%
Minneapolis Revenue, Series A, Refunding, Callable 11/15/25 at 100, 5.00%, 11/15/26	100,000	100,616
New Jersey — 0.4%
New Brunswick Parking Authority Revenue, Series B, Refunding, 5.00%, 9/1/24, (BAM MUN GOVT GTD Insured)	500,000	504,920
New Mexico — 0.7%
New Mexico Municipal Energy Acquisition Authority Revenue, Series A, Refunding, Callable 02/01/25 at 101, 5.00%, 11/1/39(a)	1,000,000	1,000,723
New York — 1.7%
Metropolitan Transportation Authority Revenue, Series D, Refunding, Callable 05/15/28 at 100, 5.00%, 11/15/32	635,000	655,433
New York City Housing Development Corp. Revenue, Series 1, 3.45%, 11/1/28, (REMIC FHA 542c Insured)	345,000	330,646
New York City Housing Development Corp. Revenue, Series 2A, Callable 05/01/25 at 100, 3.40%, 11/1/62, (REMIC FHA 542c Insured)(a)	350,000	333,603
Triborough Bridge & Tunnel Authority Revenue, Series A, Callable 05/15/24 at 100, 5.00%, 11/15/44	1,000,000	1,000,353
		2,320,035

The accompanying notes are an integral part of the financial statements.
39

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Ohio — 0.6%
State of Ohio Revenue, Series A, Refunding, Callable 01/15/26 at 100, 5.00%, 1/15/41	$ 800,000	$ 783,608
Pennsylvania — 1.1%
Pennsylvania Economic Development Financing Authority Revenue, AMT, OID, Callable 12/31/32 at 100, 5.00%, 12/31/57, (AGM Insured)	375,000	362,947
Pennsylvania Higher Educational Facilities Authority Revenue, Refunding, 5.00%, 5/1/25	500,000	506,913
Pennsylvania Turnpike Commission Revenue, Series B, Refunding, Callable 06/01/26 at 100, 5.00%, 6/1/36	660,000	671,522
		1,541,382
South Carolina — 1.7%
South Carolina Ports Authority Revenue, Series A, Callable 07/01/29 at 100, 5.00%, 7/1/54	1,250,000	1,255,695
South Carolina Public Service Authority Revenue, Series A, Refunding, Callable 06/01/25 at 100, 5.00%, 12/1/28	100,000	101,160
South Carolina Public Service Authority Revenue, Series E, OID, Unrefunded portion, Callable 12/01/23 at 100, 5.00%, 12/1/48	1,000,000	973,406
		2,330,261
Texas — 1.5%
El Paso GO, Callable 08/15/26 at 100, 5.00%, 8/15/42	1,500,000	1,512,103
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, Refunding, 5.00%, 12/15/27	500,000	497,929
		2,010,032
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Washington — 0.5%
King County Sewer Revenue, Callable 07/01/24 at 100, 5.00%, 1/1/47, (AGM Insured)	$ 750,000	$ 748,753
TOTAL MUNICIPAL BONDS (Cost $104,390,379)		101,278,076
	Par Value/ Shares
PREFERREDS — 8.9%
Consumer Discretionary — 0.5%
General Motors Financial Co., Inc., 5.75%, 9/30/27	875,000	706,832
Financials — 8.4%
Bank of America Corp., 6.25%, 9/5/24	1,000,000	987,316
Bank of New York Mellon Corp. (The), 4.70%, 9/20/25	300,000	289,484
Bank of New York Mellon Corp. (The), 3.70%, 3/20/26	850,000	765,526
Bank of New York Mellon Corp. (The), 4.625%, 9/20/26	750,000	676,675
Citigroup, Inc., 6.25%, 8/15/26	1,100,000	1,061,240
Citigroup, Inc., 7.625%, 11/15/28	850,000	833,074
JPMorgan Chase & Co., 6.75%, 2/1/24	900,000	900,401
JPMorgan Chase & Co., 6.10%, 10/1/24	500,000	494,460
M&T Bank Corp., 6.45%, 2/15/24	575,000	555,697
Morgan Stanley, 6.875%, 1/15/24	41,519	1,037,975
Northern Trust Corp., 4.60%, 10/1/26	1,000,000	903,704
State Street Corp., 5.625%, 12/15/23	1,000,000	970,950
State Street Corp., 5.90%, 3/15/24	45,000	1,127,700
State Street Corp., 5.35%, 3/15/26	20,000	464,000
Wells Fargo & Co., 7.625%, 9/15/28	325,000	328,436
		11,396,638
TOTAL PREFERREDS (Cost $11,939,166)		12,103,470
Par Value
U.S. TREASURY OBLIGATIONS — 5.8%
United States Treasury Bill, 5.503%, 2/22/24(c)	400,000	391,577

The accompanying notes are an integral part of the financial statements.
40

AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND
Portfolio of Investments (Concluded)
September 30, 2023
	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
United States Treasury Notes,
4.125%, 1/31/25	$3,000,000	$ 2,954,414
5.572%, 4/30/25(a)	4,500,000	4,502,271
U.S. TREASURY OBLIGATIONS (Cost $7,861,232)		7,848,262
CORPORATE BONDS — 5.6%
Consumer Discretionary — 0.5%
Hyatt Hotels Corp., 1.80%, 10/1/24	750,000	719,775
Energy — 0.3%
Continental Resources, Inc., 3.80%, 6/1/24	400,000	393,659
Financials — 3.3%
Air Lease Corp., 3.25%, 3/1/25	1,000,000	957,582
American Express Co., 5.991%, 11/4/26(a)	1,200,000	1,189,667
JPMorgan Chase & Co., 5.546%, 12/15/25	1,250,000	1,242,198
Zions Bancorp, 3.25%, 10/29/29	1,350,000	1,048,909
		4,438,356
Materials — 0.7%
Huntsman International, LLC, 4.50%, 5/1/29	1,000,000	905,094
Technology — 0.8%
Leidos, Inc., 7.125%, 7/1/32	1,041,000	1,073,302
TOTAL CORPORATE BONDS (Cost $7,572,428)		7,530,186
	Number of Shares
SHORT-TERM INVESTMENT — 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.23%(d)	3,027,816	3,027,816

TOTAL SHORT-TERM INVESTMENT (Cost $3,027,816)		3,027,816

TOTAL INVESTMENTS - 97.3% (Cost $134,791,021)		131,787,810
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.7%		3,631,642
NET ASSETS - 100.0%		$ 135,419,452

(a)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2023.
(b)	Zero coupon bond.
(c)	Rate represents annualized yield at date of purchase.
(d)	Rate disclosed is the 7-day yield at September 30, 2023.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BAM MUN GOVT GTD	Build America Mutual Municipal Government Guaranteed
BAM-TCRS	Build America Mutual-Transferable Custodial Receipts
CA MTG	California Mortgage
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
HUD SECT 8	Housing and Urban Development Section 8
LLC	Limited Liability Company
MWC	Make Whole Callable
NATL	National Public Finance Guarantee Corp
OID	Original Issue Discount
REMIC FHA 542c	Real Estate Mortgage Investment Conduit Federal Housing Administration Section 542c

The accompanying notes are an integral part of the financial statements.
41

Ambrus Tax-Conscious National Bond Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
MUNICIPAL BONDS:
Texas	7.2%	$ 13,055,933
Florida	4.2	7,680,745
Michigan	4.1	7,356,533
New York	3.8	6,820,395
California	3.4	6,202,610
Pennsylvania	2.8	4,984,171
Connecticut	2.7	4,960,219
New Hampshire	2.7	4,817,044
Ohio	2.2	3,959,537
Wyoming	2.1	3,894,730
Utah	2.1	3,890,634
Colorado	2.0	3,710,820
Washington	2.0	3,561,405
Missouri	1.9	3,435,795
South Carolina	1.9	3,398,900
Kansas	1.7	3,008,531
Illinois	1.6	2,987,132
Wisconsin	1.5	2,722,178
Maryland	1.5	2,669,613
Nebraska	1.4	2,500,083
Indiana	1.4	2,455,430
District of Columbia	1.2	2,236,162
Mississippi	1.1	1,921,390
Minnesota	1.0	1,750,820
Iowa	0.9	1,703,349
New Mexico	0.9	1,566,131
South Dakota	0.9	1,553,902
Tennessee	0.8	1,402,190
Alabama	0.8	1,378,410
New Jersey	0.7	1,359,263
Hawaii	0.6	1,146,836
Massachusetts	0.6	1,116,990
Louisiana	0.6	1,009,020
Arizona	0.5	999,975
Maine	0.5	853,288
Oregon	0.5	824,626
Alaska	0.4	783,765
Oklahoma	0.3	551,503
Vermont	0.3	474,390
Georgia	0.1	250,931
Kentucky	0.1	114,852
Nevada	0.0	40,578
Arkansas	0.0	19,754
Virginia	0.0	15,011
CORPORATE BONDS:
Financials	5.8	10,509,696
The accompanying notes are an integral part of the financial statements.
42

Ambrus Tax-Conscious National Bond Fund
Portfolio Holdings Summary Table (Concluded)
September 30, 2023
(Unaudited)
	% of Net Assets	Value
Energy	1.7%	$ 3,079,743
Materials	1.3	2,359,182
Industrials	1.2	2,179,058
Technology	1.0	1,804,302
Consumer Staple Products	0.9	1,645,914
Communications	0.8	1,365,640
Consumer Discretionary	0.7	1,200,241
Utilities	0.6	1,167,608
PREFERREDS:
Financials	9.0	16,187,285
Consumer Discretionary	0.5	949,174
U.S. Treasury Obligations	4.1	7,422,956
Short-Term Investment	4.0	7,174,750
Other Assets in Excess of Liabilities	1.4	2,537,020
NET ASSETS	100.0%	$180,728,143

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
43

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — 67.0%
Alabama — 0.8%
Jefferson County Revenue, Refunding, Callable 03/15/27 at 100, 5.00%, 9/15/34	$ 850,000	$ 867,940
UAB Medicine Finance Authority Revenue, Series B2, Refunding, Callable 03/01/27 at 100, 5.00%, 9/1/34	500,000	510,470
		1,378,410
Alaska — 0.4%
Municipality of Anchorage GO, Series A, Callable 09/01/28 at 100, 5.00%, 9/1/37	760,000	783,765
Arizona — 0.5%
Graham County Jail District Revenue, Callable 07/01/25 at 100, 5.00%, 7/1/35	1,000,000	999,975
Arkansas — 0.0%
Arkansas Development Finance Authority Revenue, OID, Refunding, Callable 10/30/23 at 100, 2.625%, 6/1/24	20,000	19,754
California — 3.4%
California Community Choice Financing Authority Revenue, Series B-1, Callable 05/01/31 at 101, 4.00%, 2/1/52(a)	2,000,000	1,888,147
Escondido Union School District GO, Series B, Callable 08/01/27 at 100, 4.00%, 8/1/47	1,000,000	909,937
Sacramento Transient Occupancy Tax Revenue, Series C, Callable 06/01/28 at 100, 5.00%, 6/1/48	1,115,000	1,128,972
State of California GO, 5.222%, 3/1/24	1,000,000	998,739
State of California GO, 4.846%, 3/1/27	500,000	495,009
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
California — (Continued)
State of California GO, 6.00%, 3/1/33	$ 250,000	$ 260,457
State of California GO, Refunding, Callable 04/01/29 at 100, 5.00%, 10/1/42	500,000	521,349
		6,202,610
Colorado — 2.0%
Boulder Valley School District No Re-2 Boulder GO, Callable 06/01/25 at 100, 5.00%, 12/1/38, (ST AID WITHHLDG Insured)	785,000	792,653
Bradburn Metropolitan District No 3 GO, Refunding, Callable 12/01/26 at 100, 4.50%, 12/1/36, (AGM Insured)	700,000	704,044
Colorado School of Mines Revenue, Series A, Callable 12/01/27 at 100, 5.00%, 12/1/42	505,000	515,803
Park Creek Metropolitan District Revenue, Series A, Senior Series, Callable 12/01/25 at 100, 5.00%, 12/1/34	255,000	256,801
State of Colorado, Callable 12/15/32 at 100, 6.00%, 12/15/39	1,000,000	1,138,642
Town of Breckenridge, Callable 12/01/32 at 100, 5.00%, 12/1/42	300,000	302,877
		3,710,820
Connecticut — 2.7%
Connecticut State Health & Educational Facilities Authority Revenue, Callable 07/01/25 at 100, 5.00%, 7/1/45	500,000	479,887

The accompanying notes are an integral part of the financial statements.
44

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Connecticut — (Continued)
Connecticut State Health & Educational Facilities Authority Revenue, Series L, Refunding, Callable 07/01/25 at 100, 5.00%, 7/1/45	$2,460,000	$ 2,448,970
State of Connecticut Special Tax Revenue, Series A, Callable 08/01/25 at 100, 4.00%, 8/1/35	2,100,000	2,031,362
		4,960,219
District of Columbia — 1.2%
District of Columbia GO, Series A, Callable 06/01/25 at 100, 5.00%, 6/1/38	30,000	30,208
District of Columbia Water & Sewer Authority Revenue, Series A, Callable 10/01/29 at 100, 5.00%, 10/1/44	75,000	77,094
Washington Metropolitan Area Transit Authority Dedicated Revenue, Series A, Callable 07/15/30 at 100, 5.00%, 7/15/45	100,000	102,361
Washington Metropolitan Area Transit Authority Revenue, Series B, Callable 07/01/27 at 100, 5.00%, 7/1/42	2,000,000	2,026,499
		2,236,162
Florida — 4.2%
Central Florida Expressway Authority Revenue, Senior Series, Callable 07/01/28 at 100, 5.00%, 7/1/48	575,000	580,329
Clearwater Water & Sewer Revenue, Refunding, Callable 12/01/26 at 100, 5.00%, 12/1/35	1,015,000	1,041,771
Florida Housing Finance Corp. Revenue, Series 1, 2.95%, 7/1/27, (GNMA/FNMA/FHLMC COLL Insured)	455,000	431,663
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Florida — (Continued)
Florida Housing Finance Corp. Revenue, Series 1, 3.00%, 1/1/28, (GNMA/FNMA/FHLMC COLL Insured)	$ 200,000	$ 188,840
Florida Housing Finance Corp. Revenue, Series 1, 3.00%, 7/1/28, (GNMA/FNMA/FHLMC COLL Insured)	235,000	220,771
Florida Housing Finance Corp. Revenue, Series 1, 3.10%, 1/1/29, (GNMA/FNMA/FHLMC COLL Insured)	725,000	680,066
Florida Housing Finance Corp. Revenue, Series 1, 3.125%, 7/1/29, (GNMA/FNMA/FHLMC COLL Insured)	415,000	387,547
Lakeland Department of Electric Utilities Revenue, Refunding, Callable 04/01/26 at 100, 2.75%, 10/1/28	250,000	230,869
Lakewood Ranch Stewardship District, Refunding, 5.00%, 5/1/25, (AGM Insured)	250,000	253,266
Miami-Dade County Educational Facilities Authority Revenue, Series A, Callable 04/01/28 at 100, 5.00%, 4/1/48	1,000,000	999,652
Miami-Dade County Educational Facilities Authority Revenue, Series A, Refunding, Callable 04/01/25 at 100, 5.00%, 4/1/45	100,000	97,298
Miami-Dade Seaport Department County Revenue, Series B, Senior Series, Refunding, Callable 10/01/32 at 100, 5.00%, 10/1/37	1,250,000	1,302,692

The accompanying notes are an integral part of the financial statements.
45

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Florida — (Continued)
Miami-Dade Transit System County Revenue, Refunding, Callable 07/01/26 at 100, 5.00%, 7/1/27	$ 145,000	$ 148,777
Osceola Sales Tax Revenue County, Series A, Callable 04/01/25 at 100, 5.00%, 10/1/44	1,125,000	1,117,204
		7,680,745
Georgia — 0.1%
Board of Water Light & Sinking Fund Commissioners of The City of Dalton/The Revenue, 5.00%, 3/1/24	250,000	250,931
Hawaii — 0.6%
Hawaii State Highway Fund Revenue, Series A, Callable 01/01/29 at 100, 5.00%, 1/1/40	1,110,000	1,146,836
Illinois — 1.6%
Chicago O'Hare International Airport Revenue, Series D, Senior Series, Callable 01/01/27 at 100, 5.00%, 1/1/47	100,000	98,752
Chicago Waterworks Revenue, Series 2017-2, Refunding, Callable 11/01/27 at 100, 5.00%, 11/1/33, (AGM Insured)	350,000	360,020
Illinois Finance Authority Revenue, Series A, Callable 08/15/32 at 100, 5.00%, 8/15/52	600,000	586,912
Illinois Housing Development Authority Revenue, Series G, Callable 04/01/32 at 100, 5.00%, 10/1/46, (GNMA/FNMA/FHLMC COLL Insured)	500,000	478,352
Macon County School District No 61 Decatur GO, 4.00%, 12/1/28, (AGM Insured)	600,000	603,707
Western Illinois University Revenue, Refunding, 4.00%, 4/1/28, (BAM Insured)	875,000	859,389
		2,987,132
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Indiana — 1.4%
Attica Multi-School Building Corp. Revenue, 5.00%, 7/15/28, (ST INTERCEPT Insured)	$ 150,000	$ 158,026
Indiana Finance Authority Revenue, Series A, Refunding, Callable 08/01/25 at 100, 5.00%, 2/1/31	305,000	309,569
Indiana Municipal Power Agency Revenue, Series A, Refunding, Callable 01/01/25 at 100, 5.00%, 1/1/32	50,000	50,378
Indiana Municipal Power Agency Revenue, Series C, Refunding, Callable 07/01/26 at 100, 5.00%, 1/1/37	500,000	506,177
Indianapolis Local Public Improvement Bond Bank Revenue, Series A, Callable 02/01/29 at 100, 5.00%, 2/1/44	1,000,000	1,018,412
Whitestown Redevelopment Authority Revenue, Series B, Refunding, 4.00%, 8/1/27	410,000	412,868
		2,455,430
Iowa — 0.9%
Iowa Finance Authority Revenue, Series A, Refunding, 1.15%, 7/1/29, (GNMA/FNMA/FHLMC Insured)	250,000	204,748
Iowa Finance Authority Revenue, Series C, Callable 02/15/24 at 100, 5.00%, 2/15/32	500,000	500,739
PEFA, Inc. Revenue, Callable 06/01/26 at 101, 5.00%, 9/1/49(a)	1,000,000	997,862
		1,703,349
Kansas — 1.7%
Topeka GO, Refunding, Callable 10/30/23 at 100, 2.00%, 8/15/24	25,000	24,349

The accompanying notes are an integral part of the financial statements.
46

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Kansas — (Continued)
University of Kansas Hospital Authority Revenue, Refunding, Callable 09/01/25 at 100, 5.00%, 9/1/33	$ 500,000	$ 505,299
University of Kansas Hospital Authority Revenue, Refunding, Callable 09/01/25 at 100, 5.00%, 9/1/45	2,500,000	2,478,883
		3,008,531
Kentucky — 0.1%
Kentucky Association of Counties Revenue, Series C, 5.00%, 2/1/28	110,000	114,852
Louisiana — 0.6%
State of Louisiana Gasoline & Fuels Tax Revenue, Series C, Refunding, Callable 11/01/27 at 100, 5.00%, 5/1/45	1,000,000	1,009,020
Maine — 0.5%
Portland General Airport Revenue, Refunding, 5.00%, 7/1/27	150,000	155,841
Portland General Airport Revenue, Refunding, 5.00%, 7/1/28	330,000	347,053
Portland General Airport Revenue, Refunding, 5.00%, 7/1/29	330,000	350,394
		853,288
Maryland — 1.5%
Baltimore Revenue, Series A, Callable 01/01/27 at 100, 5.00%, 7/1/46	2,650,000	2,669,613
Massachusetts — 0.6%
Commonwealth of Massachusetts GO, Callable 07/01/30 at 100, 5.00%, 7/1/45	100,000	103,483
Massachusetts School Building Authority Revenue, Series B, Senior Series, Callable 11/15/26 at 100, 5.00%, 11/15/46	1,000,000	1,013,507
		1,116,990
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Michigan — 4.1%
Karegnondi Water Authority Revenue, Refunding, Callable 11/01/27 at 100, 5.00%, 11/1/45	$ 400,000	$ 395,278
Michigan Finance Authority Revenue, Callable 11/01/28 at 100, 5.00%, 11/1/38	1,450,000	1,480,777
Michigan Finance Authority Revenue, Series 6, Senior Series, Refunding, Callable 07/01/24 at 100, 5.00%, 7/1/33	1,350,000	1,356,907
Michigan Finance Authority Revenue, Series A, Refunding, Callable 12/01/29 at 100, 5.00%, 12/1/41	100,000	100,030
Michigan Finance Authority Revenue, Series H-1, Refunding, Callable 10/01/24 at 100, 5.00%, 10/1/39	1,000,000	983,840
Michigan State Building Authority Revenue, Series I, Refunding, Callable 10/15/25 at 100, 5.00%, 10/15/45	2,000,000	2,014,634
Michigan State Building Authority Revenue, Series I, Refunding, Callable 10/15/26 at 100, 5.00%, 10/15/46	1,000,000	1,010,067
Warren GO, Refunding, Callable 10/01/23 at 100, 3.00%, 10/1/23	15,000	15,000
		7,356,533
Minnesota — 1.0%
Edina Independent School District No 273 GO, Series A, Callable 02/01/28 at 100, 2.00%, 2/1/30, (SD CRED PROG Insured)	150,000	127,409
Minneapolis Revenue, Series A, Refunding, Callable 11/15/25 at 100, 5.00%, 11/15/26	100,000	100,616

The accompanying notes are an integral part of the financial statements.
47

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Minnesota — (Continued)
Minneapolis-St Paul Metropolitan Airports Commission Revenue, Series A, Refunding, Callable 07/01/29 at 100, 5.00%, 1/1/44	$1,500,000	$ 1,507,786
Minnesota Higher Education Facilities Authority Revenue, Series K, 5.00%, 3/1/24	15,000	15,009
		1,750,820
Mississippi — 1.1%
Medical Center Educational Building Corp. Revenue, Refunding, Callable 06/01/27 at 100, 5.00%, 6/1/47	1,000,000	999,366
State of Mississippi Gaming Tax Revenue, Series E, Callable 10/15/25 at 100, 5.00%, 10/15/34	915,000	922,024
		1,921,390
Missouri — 1.9%
Health & Educational Facilities Authority of the State of Missouri Revenue, Callable 01/01/24 at 100, 4.50%, 1/1/39	2,000,000	1,942,022
Health & Educational Facilities Authority of the State of Missouri Revenue, Series A, Refunding, 5.00%, 2/15/24	20,000	20,046
Jasper County Reorganized School District No R-IX Carthage, Refunding, 4.00%, 4/1/27	40,000	39,843
Marion & Ralls Counties School District No 60 Hannibal GO, Callable 03/01/24 at 100, 5.00%, 3/1/39, (ST AID DIR DEP Insured)	305,000	305,665
Missouri Joint Municipal Electric Utility Commission Revenue, Refunding, 5.00%, 12/1/26	15,000	15,561
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Missouri — (Continued)
Missouri Joint Municipal Electric Utility Commission Revenue, Series A, Refunding, 5.00%, 1/1/24	$ 100,000	$ 100,185
Missouri Joint Municipal Electric Utility Commission Revenue, Series A, Refunding, Callable 01/01/24 at 100, 5.00%, 1/1/32	925,000	912,066
Missouri Joint Municipal Electric Utility Commission Revenue, Series A, Refunding, Callable 06/01/25 at 100, 5.00%, 12/1/37	100,000	100,407
		3,435,795
Nebraska — 1.4%
Nebraska Public Power District Revenue, Series D, Callable 01/01/26 at 100, 5.00%, 1/1/46	2,470,000	2,480,052
Public Power Generation Agency Revenue, Refunding, 5.00%, 1/1/24	20,000	20,031
		2,500,083
Nevada — 0.0%
Clark County Revenue, Callable 07/01/25 at 100, 5.00%, 7/1/35	40,000	40,578
New Hampshire — 2.7%
New Hampshire Housing Finance Authority Revenue, Series 1, Callable 10/01/24 at 100, 2.95%, 10/1/25, (FHA 542c Insured)	5,000,000	4,817,044
New Jersey — 0.7%
Atlantic City GO, Series A, Refunding, Callable 03/01/27 at 100, 5.00%, 3/1/32, (BAM ST AID WITHHLDG Insured)	250,000	258,145
Garden State Preservation Trust Revenue, Series A, 5.75%, 11/1/28, (AGM Insured)	230,000	241,484

The accompanying notes are an integral part of the financial statements.
48

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
New Jersey — (Continued)
New Jersey Transportation Trust Fund Authority Revenue, Series AA, OID, Callable 06/15/25 at 100, 5.00%, 6/15/45	$ 525,000	$ 522,134
New Jersey Turnpike Authority Revenue, Series B, Refunding, Callable 01/01/28 at 100, 5.00%, 1/1/40	330,000	337,500
		1,359,263
New Mexico — 0.9%
New Mexico Municipal Energy Acquisition Authority Revenue, Series A, Refunding, Callable 02/01/25 at 101, 5.00%, 11/1/39(a)	1,565,000	1,566,131
New York — 3.8%
Long Island Power Authority Revenue, Series A, Refunding, Callable 09/01/24 at 100, 5.00%, 9/1/34	55,000	55,393
Long Island Power Authority Revenue, Series B, Refunding, Callable 09/01/26 at 100, 5.00%, 9/1/46	1,000,000	1,012,086
Metropolitan Transportation Authority Revenue, Series C, Callable 10/20/23 at 100, 5.00%, 11/15/42	15,000	14,793
Metropolitan Transportation Authority Revenue, Series C-1, 5.00%, 11/15/25	15,000	15,243
Metropolitan Transportation Authority Revenue, Series C-1, Refunding, 5.00%, 11/15/25	100,000	101,627
Metropolitan Transportation Authority Revenue, Series C-1, Refunding, 5.00%, 11/15/26	85,000	87,027
New York City Housing Development Corp. Revenue, Series 2A, Callable 05/01/25 at 100, 3.40%, 11/1/62, (REMIC FHA 542c Insured)(a)	150,000	142,973
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
New York — (Continued)
New York City Municipal Water Finance Authority Revenue, Refunding, Callable 06/15/24 at 100, 5.00%, 6/15/45	$ 25,000	$ 25,001
New York City Transitional Finance Authority Building Aid Revenue, Series S, Callable 07/15/25 at 100, 5.00%, 7/15/40, (ST AID WITHHLDG Insured)	2,000,000	2,015,171
New York City Transitional Finance Authority Future Tax Secured Revenue, Series E-1, Callable 02/01/25 at 100, 5.00%, 2/1/41	105,000	105,551
New York GO, Series B-1, Callable 12/01/26 at 100, 5.00%, 12/1/38	100,000	100,895
New York State Dormitory Authority Revenue, Series B, Unrefunded portion, Callable 02/15/25 at 100, 5.00%, 2/15/37	1,000,000	999,793
New York State Housing Finance Agency Revenue, Series H, Refunding, 0.60%, 5/1/24	20,000	19,532
New York State Housing Finance Agency Revenue, Series N, Callable 10/20/23 at 100, 1.55%, 5/1/24, (SONYMA FNMA/FHLMC Insured)	75,000	73,772
Triborough Bridge & Tunnel Authority Revenue, Series A, Callable 05/15/24 at 100, 5.00%, 11/15/44	2,000,000	2,000,707
Yonkers GO, Series E, Callable 09/01/25 at 100, 5.00%, 9/1/28, (AGM Insured)	50,000	50,831
		6,820,395
Ohio — 2.2%
Akron Income Tax Revenue, Refunding, Callable 12/01/29 at 100, 4.00%, 12/1/31	500,000	499,759

The accompanying notes are an integral part of the financial statements.
49

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Ohio — (Continued)
Greene County GO, Refunding, Callable 12/01/25 at 100, 1.25%, 12/1/31	$1,245,000	$ 925,683
Louisville City School District GO, Refunding, 1.00%, 12/1/25, (SD CRED PROG Insured)	25,000	22,782
State of Ohio Revenue, Series 2016-1, Callable 06/15/26 at 100, 5.00%, 12/15/28	535,000	552,292
State of Ohio Revenue, Series A, Refunding, Callable 01/15/26 at 100, 5.00%, 1/15/41	2,000,000	1,959,021
		3,959,537
Oklahoma — 0.3%
Cleveland County Educational Facilities Authority Revenue, OID, 2.00%, 9/1/25	20,000	18,862
Lawton GO, 4.00%, 12/1/31	235,000	238,601
Tulsa County Independent School District No 1 Tulsa GO, Series B, 2.50%, 8/1/25	305,000	294,040
		551,503
Oregon — 0.5%
Josephine County School District No 7 GO, Series 7, Refunding, Callable 06/01/28 at 100, 4.00%, 6/1/40, (BAM Insured)	880,000	814,841
State of Oregon GO, Series D, 2.05%, 12/1/24	10,000	9,785
		824,626
Pennsylvania — 2.8%
Allegheny County Sanitary Authority Revenue, Callable 06/01/28 at 100, 5.00%, 6/1/43	815,000	829,121
Allentown GO, Series A, OID, Callable 10/30/23 at 100, 3.125%, 10/1/27, (BAM Insured)	5,000	4,830
Commonwealth of Pennsylvania GO, Callable 10/30/23 at 100, 4.00%, 10/15/28	500,000	494,948
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Pennsylvania — (Continued)
Lehigh County General Purpose Authority Revenue, Series A, Refunding, 4.00%, 11/1/25	$ 150,000	$ 146,377
North Penn Health Hospital & Education Authority Revenue, Refunding, 5.00%, 11/15/23	10,000	10,010
Pennsylvania Economic Development Financing Authority Revenue, AMT, Callable 12/31/32 at 100, 5.50%, 6/30/42, (AGM Insured)	700,000	736,716
Pennsylvania Economic Development Financing Authority Revenue, AMT, Callable 12/31/32 at 100, 6.00%, 6/30/61	500,000	528,254
Pennsylvania Economic Development Financing Authority Revenue, AMT, OID, Callable 12/31/32 at 100, 5.00%, 12/31/57, (AGM Insured)	500,000	483,929
Philadelphia Authority for Industrial Development Revenue, Callable 06/01/27 at 100, 5.00%, 12/1/34	100,000	102,844
Philadelphia Housing Authority Revenue, Callable 05/01/27 at 100, 5.00%, 5/1/31	615,000	629,643
Upper St Clair Township School District GO, Callable 10/01/28 at 100, 5.00%, 10/1/44, (BAM Insured)	1,000,000	1,017,499
		4,984,171
South Carolina — 1.9%
South Carolina Ports Authority Revenue, Series A, Callable 07/01/29 at 100, 5.00%, 7/1/54	1,250,000	1,255,695
South Carolina Public Service Authority Revenue, Series A, Refunding, Callable 06/01/25 at 100, 5.00%, 12/1/28	705,000	713,175

The accompanying notes are an integral part of the financial statements.
50

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
South Carolina — (Continued)
South Carolina Public Service Authority Revenue, Series E, 5.00%, 12/1/27	$ 125,000	$ 128,962
South Carolina Public Service Authority Revenue, Series E, OID, Unrefunded portion, Callable 12/01/23 at 100, 5.00%, 12/1/48	1,000,000	973,406
South Carolina Transportation Infrastructure Bank Revenue, Series A, Refunding, Callable 10/01/25 at 100, 2.00%, 10/1/26	355,000	327,662
		3,398,900
South Dakota — 0.9%
South Dakota Housing Development Authority Revenue, Series A, Refunding, 3.00%, 11/1/28, (GNMA/FNMA/FHLMC COLL Insured)	450,000	415,189
South Dakota Housing Development Authority Revenue, Series A, Refunding, 3.05%, 5/1/29, (GNMA/FNMA/FHLMC COLL Insured)	250,000	229,752
South Dakota Housing Development Authority Revenue, Series A, Refunding, 3.10%, 11/1/29, (GNMA/FNMA/FHLMC COLL Insured)	250,000	228,313
South Dakota Housing Development Authority Revenue, Series A, Refunding, 3.20%, 5/1/30, (GNMA/FNMA/FHLMC COLL Insured)	250,000	227,050
South Dakota Housing Development Authority Revenue, Series A, Refunding, 3.30%, 11/1/30, (GNMA/FNMA/FHLMC COLL Insured)	500,000	453,598
		1,553,902
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Tennessee — 0.8%
Metropolitan Government of Nashville & Davidson County Electric Revenue, Series A, Callable 05/15/27 at 100, 5.00%, 5/15/42	$ 305,000	$ 308,668
Metropolitan Nashville Airport Authority/The Revenue, Series A, Callable 07/01/30 at 100, 5.00%, 7/1/54	1,000,000	1,000,121
Putnam County GO, OID, Refunding, Callable 04/01/25 at 100, 2.00%, 4/1/26	100,000	93,401
		1,402,190
Texas — 7.2%
Austin Community College District Public Facility Corp. Revenue, Refunding, Callable 08/01/25 at 100, 5.00%, 8/1/26	130,000	131,959
Bexar County GO, Callable 06/15/27 at 100, 5.00%, 6/15/42	2,000,000	2,041,877
Block House Municipal Utility District GO, Refunding, Callable 10/30/23 at 100, 3.00%, 4/1/25, (BAM Insured)	25,000	24,313
Central Texas Regional Mobility Authority Revenue, Series D, Senior Series, Refunding, 5.00%, 1/1/28	550,000	569,582
Central Texas Turnpike System Revenue, Series C, Refunding, Callable 08/15/24 at 100, 5.00%, 8/15/34	260,000	258,238
Corrigan-Camden Independent School District GO, Callable 08/15/32 at 100, 5.00%, 8/15/35, (BAM Insured)	555,000	593,226
Del Rio GO, Callable 06/01/26 at 100, 5.00%, 6/1/36, (AGM Insured)	600,000	613,253
Denton Utility System Revenue, Callable 12/01/26 at 100, 5.00%, 12/1/34	100,000	101,645

The accompanying notes are an integral part of the financial statements.
51

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Texas — (Continued)
East Downtown Redevelopment Authority, (AGM Insured), 5.00%, 9/1/29	$ 190,000	$ 199,365
El Paso County Hospital District GO, Callable 10/30/23 at 100, 5.00%, 8/15/43	100,000	89,434
El Paso GO, Callable 08/15/26 at 100, 5.00%, 8/15/42	2,000,000	2,016,138
El Paso GO, Refunding, Callable 08/15/26 at 100, 5.00%, 8/15/28	500,000	516,730
Frisco Independent School District GO, Callable 08/15/24 at 100, 4.00%, 8/15/34, (PSF Insured)	1,125,000	1,079,384
Garland Electric Utility System Revenue, OID, Refunding, Callable 10/30/23 at 100, 2.25%, 3/1/24	5,000	4,944
Harris County Improvement District No 18 GO, OID, Callable 10/30/23 at 100, 3.00%, 9/1/25, (AGM Insured)	10,000	9,745
Harris County Municipal Utility District No 287 GO, Series A, OID, Callable 03/01/27 at 100, 1.50%, 3/1/31, (AGM Insured)	100,000	74,075
Houston Housing Finance Corp. Revenue, Callable 10/01/24 at 100, 4.00%, 10/1/25, (FHA HUD SECT 8 Insured)(a)	500,000	495,112
Kaufman County Municipal Utility District No 14 GO, Callable 03/01/25 at 100, 2.00%, 3/1/27, (BAM Insured)	40,000	35,376
Lower Colorado River Authority Revenue, OID, Refunding, Callable 05/15/25 at 100, 3.00%, 5/15/26	75,000	71,062
Lower Colorado River Authority Revenue, Refunding, Callable 05/15/30 at 100, 5.00%, 5/15/41	100,000	101,683
Navasota GO, 5.50%, 11/15/30, (BAM Insured)	295,000	323,549
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Texas — (Continued)
North Richland Hills GO, OID, Callable 10/30/23 at 100, 2.50%, 2/15/24	$ 10,000	$ 9,920
North Texas Tollway Authority Revenue, Series A, Refunding, Callable 01/01/25 at 100, 5.00%, 1/1/35	40,000	40,196
Port Arthur Independent School District GO, Series B, OID, Refunding, Callable 02/15/25 at 100, 3.00%, 2/15/27	25,000	23,851
Port Arthur Independent School District GO, Series E, Refunding, Callable 08/15/26 at 100, 4.00%, 2/15/35	2,000,000	1,888,358
San Antonio Electric & Gas Systems Revenue, Refunding, Callable 08/01/26 at 100, 4.00%, 2/1/34	1,000,000	949,641
San Antonio Water System Revenue, Series A, Junior Series, Refunding, 2.00%, 5/15/25	40,000	38,305
Southwest Houston Redevelopment Authority, Series B, Refunding, Callable 09/01/27 at 100, 5.00%, 9/1/35, (AGM Insured)	205,000	212,711
Sugar Land Waterworks & Sewer System Revenue, Callable 10/30/23 at 100, 3.00%, 8/15/24	45,000	44,332
Texas Municipal Gas Acquisition & Supply Corp. III Revenue, Refunding, 5.00%, 12/15/27	500,000	497,929
		13,055,933
Utah — 2.1%
Utah Transit Authority Revenue, Refunding, Callable 06/15/26 at 100, 4.00%, 12/15/31	4,050,000	3,890,634
Vermont — 0.3%
University of Vermont and State Agricultural College Revenue, Refunding, Callable 10/01/27 at 100, 5.00%, 10/1/43	470,000	474,390

The accompanying notes are an integral part of the financial statements.
52

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Virginia — 0.0%
Virginia Resources Authority Revenue, AMT, Prerefunded, 5.00%, 11/1/23	$ 15,000	$ 15,011
Washington — 2.0%
King County Sewer Revenue, Callable 07/01/24 at 100, 5.00%, 1/1/47, (AGM Insured)	2,250,000	2,246,259
State of Washington GO, Series A-1, Callable 08/01/25 at 100, 5.00%, 8/1/39	100,000	100,887
State of Washington GO, Series C, Callable 02/01/30 at 100, 5.00%, 2/1/44	100,000	103,324
Tacoma Electric System Revenue, Series A, Refunding, Callable 10/20/23 at 100, 4.00%, 1/1/42	1,000,000	901,971
Washington Health Care Facilities Authority Revenue, Series A, Callable 08/15/25 at 100, 5.00%, 8/15/35	210,000	208,964
		3,561,405
Wisconsin — 1.5%
Central Brown County Water Authority Revenue, Series A, Refunding, 5.00%, 11/1/24	10,000	10,103
Kenosha County GO, Series C, 2.00%, 8/1/25	95,000	89,931
Milwaukee GO, Series N-4, Refunding, 5.00%, 4/1/28	390,000	402,621
Milwaukee Sewerage System Revenue, Series S5, Callable 10/30/23 at 100, 4.00%, 6/1/29	330,000	328,981
Public Finance Authority Revenue, Series A, Refunding, Callable 06/01/25 at 100, 5.00%, 6/1/31	1,000,000	1,002,429
	Principal Amount	Value
MUNICIPAL BONDS — (Continued)
Wisconsin — (Continued)
Village of Mount Pleasant, Series A, Callable 04/01/28 at 100, 5.00%, 4/1/48, (MORAL OBLG Insured)	$ 650,000	$ 627,541
Wisconsin Housing & Economic Development Authority Housing Revenue, Series A, 3.60%, 11/1/26, (HUD SECT 8 Insured)	265,000	260,572
		2,722,178
Wyoming — 2.1%
Wyoming Community Development Authority Revenue, Series 1, Refunding, 3.00%, 6/1/28	1,300,000	1,204,955
Wyoming Community Development Authority Revenue, Series 1, Refunding, 3.05%, 12/1/28	1,430,000	1,318,068
Wyoming Community Development Authority Revenue, Series 1, Refunding, 3.10%, 6/1/29	1,495,000	1,371,707
		3,894,730
TOTAL MUNICIPAL BONDS (Cost $125,368,065)		121,145,574
	Par Value
CORPORATE BONDS — 14.0%
Communications — 0.8%
Paramount Global, 4.95%, 1/15/31	1,000,000	860,312
Verizon Communications, Inc., 6.726%, 5/15/25(a)	500,000	505,328
		1,365,640
Consumer Discretionary — 0.7%
Hyatt Hotels Corp., 1.80%, 10/1/24	750,000	719,775
Mohawk Industries, Inc., 3.625%, 5/15/30	550,000	480,466
		1,200,241
Consumer Staple Products — 0.9%
Kroger Co. (The), 7.70%, 6/1/29	1,500,000	1,645,914
Energy — 1.7%
Continental Resources, Inc., 3.80%, 6/1/24	500,000	492,073

The accompanying notes are an integral part of the financial statements.
53

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Continued)
September 30, 2023
	Par Value	Value
CORPORATE BONDS — (Continued)
Energy — (Continued)
Enbridge Energy LP, 7.125%, 10/1/28	$1,000,000	$ 1,042,488
Marathon Oil Corp., 6.80%, 3/15/32	1,000,000	1,015,995
Tosco Corp., 7.80%, 1/1/27	500,000	529,187
		3,079,743
Financials — 5.8%
Air Lease Corp., 3.25%, 3/1/25	1,000,000	957,581
American Express Co., 5.991%, 11/4/26(a)	1,600,000	1,586,223
Bank of New York Mellon Corp. (The), 4.543%, 2/1/29	500,000	476,822
Discover Financial Services, 3.95%, 11/6/24	1,000,000	972,923
Goldman Sachs Group, Inc. (The), 5.849%, 9/10/24	200,000	199,554
Jefferies Financial Group, Inc., 5.875%, 7/21/28	1,500,000	1,469,077
JPMorgan Chase & Co., 5.546%, 12/15/25	1,800,000	1,788,766
Kilroy Realty LP, REIT, 2.50%, 11/15/32	150,000	102,635
Morgan Stanley, 4.35%, 9/8/26	200,000	191,088
Synchrony Financial, 2.875%, 10/28/31	1,250,000	886,912
Wells Fargo Bank, 6.50%, 12/1/28	425,000	429,067
Zions Bancorp, 3.25%, 10/29/29	1,865,000	1,449,048
		10,509,696
Industrials — 1.2%
Boeing Co. (The), 1.433%, 2/4/24	1,250,000	1,230,256
Jacobs Engineering Group, Inc., 5.90%, 3/1/33	1,000,000	948,802
		2,179,058
Materials — 1.3%
Albemarle Corp., 5.05%, 6/1/32	1,000,000	910,230
Huntsman International, LLC, 4.50%, 5/1/29	1,050,000	950,349
LyondellBasell Industries NV, 5.75%, 4/15/24	500,000	498,603
		2,359,182
Technology — 1.0%
Leidos, Inc., 7.125%, 7/1/32	1,750,000	1,804,302
	Par Value	Value
CORPORATE BONDS — (Continued)
Utilities — 0.6%
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33	$1,250,000	$ 1,167,608
TOTAL CORPORATE BONDS (Cost $25,687,698)		25,311,384
	Par Value/ Shares
PREFERREDS — 9.5%
Consumer Discretionary — 0.5%
General Motors Financial Co., Inc., 5.75%, 9/30/27	1,175,000	949,174
Financials — 9.0%
Bank of America Corp., 6.25%, 9/5/24	1,550,000	1,530,340
Bank of New York Mellon Corp. (The), 4.70%, 9/20/25	450,000	434,226
Bank of New York Mellon Corp. (The), 3.70%, 3/20/26	1,410,000	1,269,873
Bank of New York Mellon Corp. (The), 4.625%, 9/20/26	500,000	451,117
Citigroup, Inc., 6.25%, 8/15/26	1,600,000	1,543,622
Citigroup, Inc., 7.625%, 11/15/28	1,150,000	1,127,100
JPMorgan Chase & Co., 6.75%, 2/1/24	1,475,000	1,475,657
JPMorgan Chase & Co., 6.10%, 10/1/24	300,000	296,676
M&T Bank Corp., 6.45%, 2/15/24	950,000	918,107
Morgan Stanley, 6.875%, 1/15/24	64,395	1,609,875
Northern Trust Corp., 4.60%, 10/1/26	2,080,000	1,879,704
State Street Corp., 5.625%, 12/15/23	1,250,000	1,213,687
State Street Corp., 5.90%, 3/15/24	60,000	1,503,600
State Street Corp., 5.35%, 3/15/26	25,000	580,000
Wells Fargo & Co., 7.625%, 9/15/28	350,000	353,701
		16,187,285
TOTAL PREFERREDS (Cost $16,911,515)		17,136,459
Par Value
U.S. TREASURY OBLIGATIONS — 4.1%
United States Treasury Notes,
4.125%, 1/31/25	1,000,000	984,805

The accompanying notes are an integral part of the financial statements.
54

AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND
Portfolio of Investments (Concluded)
September 30, 2023
	Par Value	Value
U.S. TREASURY OBLIGATIONS — (Continued)
5.572%, 4/30/25(a)	$4,000,000	$ 4,002,018
4.00%, 2/29/28	2,500,000	2,436,133
U.S. TREASURY OBLIGATIONS (Cost $7,491,093)		7,422,956
	Number of Shares
SHORT-TERM INVESTMENT — 4.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 5.23%(b)	7,174,751	7,174,750

TOTAL SHORT-TERM INVESTMENT (Cost $7,174,750)		7,174,750

TOTAL INVESTMENTS - 98.6% (Cost $182,633,121)		178,191,123
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.4%		2,537,020
NET ASSETS - 100.0%		$ 180,728,143

(a)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2023.
(b)	Rate disclosed is the 7-day yield at September 30, 2023.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
COLL	Collateral
FHA 542c	Federal Housing Administration Section 542c
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
HUD SECT 8	Housing and Urban Development Section 8
LLC	Limited Liability Company
LP	Limited Partnership
MORAL OBLG	Moral Obligation
OID	Original Issue Discount
REIT	Real Estate Investment Trust
REMIC FHA 542c	Real Estate Mortgage Investment Conduit Federal Housing Administration Section 542c
SD CRED PROG	State School District Credit Enhancement Program
SONYMA	State of New York Mortgage Agency
ST AID DIR DEP	State Aid Direct Deposit
ST AID WITHHLDG	State Aid Withholding
ST INTERCEPT	State Intercept

The accompanying notes are an integral part of the financial statements.
55

AMBRUS FUNDS
Statements of Assets and Liabilities
September 30, 2023
	Ambrus Core Bond Fund	Ambrus Tax-Conscious California Bond Fund	Ambrus Tax-Conscious National Bond Fund
Assets
Investments, at value	$147,403,164	$131,787,810	$178,191,123
Cash and cash equivalents	1,949,011	2,547,194	33,781
Receivables:
Investments sold	10,417,364	—	—
Capital shares sold	533,825	—	996,951
Dividends and interest	1,754,197	1,545,317	2,143,788
Investment adviser	—	8,505	5,719
Prepaid expenses and other assets	18,245	653	18,246
Total Assets	162,075,806	135,889,479	181,389,608
Liabilities
Payables:
Investments purchased	1,443,354	—	—
Capital shares redeemed	591,660	376,714	556,793
Audit fees	31,576	24,000	24,000
Administration and accounting fees	22,137	28,912	34,141
Distributions to shareholders	21,404	13,136	18,966
Investment adviser	7,957	—	—
Shareholder reporting fees	7,945	9,549	9,543
Transfer agent fees	4,504	4,502	4,502
Legal fees	1,819	2,216	2,287
Accrued expenses	11,633	10,998	11,233
Total Liabilities	2,143,989	470,027	661,465
Contingencies and Commitments (Note 2)	—	—	—
Net Assets	$159,931,817	$135,419,452	$180,728,143
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 166,241	$ 137,660	$ 184,174
Paid-in capital	163,788,946	138,919,807	186,097,094
Total distributable loss	(4,023,370)	(3,638,015)	(5,553,125)
Net Assets	$159,931,817	$135,419,452	$180,728,143
Institutional Class Shares:
Net assets	$159,931,817	$135,419,452	$180,728,143
Shares outstanding	16,624,069	13,766,036	18,417,403
Net asset value, offering and redemption price per share	$ 9.62	$ 9.84	$ 9.81
Investments, at cost	$149,871,598	$134,791,021	$182,633,121
The accompanying notes are an integral part of the financial statements.
56

AMBRUS FUNDS
Statements of Operations
For the Year/Period Ended September 30, 2023
	Ambrus Core Bond Fund	Ambrus Tax-Conscious California Bond Fund*	Ambrus Tax-Conscious National Bond Fund**
Investment income
Interest	$ 3,943,703	$ 3,104,663	$ 4,340,530
Dividends	93,645	99,756	143,576
Total investment income	4,037,348	3,204,419	4,484,106
Expenses
Advisory fees(Note 2)	315,109	314,380	419,942
Administration and accounting fees(Note 2)	51,155	70,561	67,486
Audit fees	31,576	24,000	23,999
Legal fees	29,224	32,257	39,172
Transfer agent fees(Note 2)	28,916	27,006	27,006
Registration and filing fees	27,794	903	27,026
Trustees’ and officers’ fees(Note 2)	25,274	27,028	34,505
Shareholder reporting fees	19,393	19,384	19,384
Custodian fees(Note 2)	13,961	15,000	15,000
Other expenses	12,689	11,451	12,463
Total expenses before waivers and reimbursements	555,091	541,970	685,983
Less: waivers and reimbursements(Note 2)	(161,205)	(148,996)	(161,055)
Net expenses after waivers and reimbursements	393,886	392,974	524,928
Net investment income	3,643,462	2,811,445	3,959,178
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(1,550,376)	(634,817)	(1,111,166)
Net change in unrealized depreciation on investments	(2,339,070)	(3,003,211)	(4,441,998)
Net realized and unrealized loss on investments	(3,889,446)	(3,638,028)	(5,553,164)
Net decrease in net assets resulting from operations	$ (245,984)	$ (826,583)	$ (1,593,986)

*	The Ambrus Tax-Conscious California Bond Fund commenced operations on October 3, 2022.
**	The Ambrus Tax-Conscious National Bond Fund commenced operations on October 3, 2022.
The accompanying notes are an integral part of the financial statements.
57

AMBRUS FUNDS
Statements of Changes in Net Assets
	Ambrus Core Bond Fund
	For the Year Ended September 30, 2023	For the Period from September 6, 2022* to September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 3,643,462	$ 11,222
Net realized losses from investments	(1,550,376)	(2,313)
Net change in unrealized depreciation on investments	(2,339,070)	(129,364)
Net decrease in net assets resulting from operations	(245,984)	(120,455)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(3,645,709)	(11,222)
Net decrease in net assets from dividends and distributions to shareholders	(3,645,709)	(11,222)
Increase in net assets derived from capital share transactions (Note 4)	158,943,965	5,011,222
Total increase in net assets	155,052,272	4,879,545
Net assets
Beginning of year/period	4,879,545	—
End of year/period	$159,931,817	$4,879,545

*	The Ambrus Core Bond Fund commenced operations on September 6, 2022.
The accompanying notes are an integral part of the financial statements.
58

AMBRUS FUNDS
Statements of Changes in Net Assets (Continued)
Ambrus Tax-Conscious California Bond Fund
For the Period from October 3, 2022* to September 30, 2023
Net increase/(decrease) in net assets from operations:
Net investment income	$ 2,811,445
Net realized losses from investments	(634,817)
Net change in unrealized depreciation on investments	(3,003,211)
Net decrease in net assets resulting from operations	(826,583)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(2,811,432)
Net decrease in net assets from dividends and distributions to shareholders	(2,811,432)
Increase in net assets derived from capital share transactions (Note 4)	139,057,467
Total increase in net assets	135,419,452
Net assets
Beginning of period	—
End of period	$135,419,452

*	The Ambrus Tax-Conscious California Bond Fund commenced operations on October 3, 2022.
The accompanying notes are an integral part of the financial statements.
59

AMBRUS FUNDS
Statements of Changes in Net Assets (Concluded)
Ambrus Tax-Conscious National Bond Fund
For the Period from October 3, 2022* to September 30, 2023
Net increase/(decrease) in net assets from operations:
Net investment income	$ 3,959,178
Net realized losses from investments	(1,111,166)
Net change in unrealized depreciation on investments	(4,441,998)
Net decrease in net assets resulting from operations	(1,593,986)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(3,959,139)
Net decrease in net assets from dividends and distributions to shareholders	(3,959,139)
Increase in net assets derived from capital share transactions (Note 4)	186,281,268
Total increase in net assets	180,728,143
Net assets
Beginning of period	—
End of period	$180,728,143

*	The Ambrus Tax-Conscious National Bond Fund commenced operations on October 3, 2022.
The accompanying notes are an integral part of the financial statements.
60

AMBRUS FUNDS
AMBRUS CORE BOND FUND Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2023	For the Period from September 6, 2022* to September 30, 2022
Per Share Operating Performance
Net asset value, beginning of year/period	$ 9.74	$ 10.00
Net investment income(1)	0.45	0.02
Net realized and unrealized loss on investments	(0.13)	(0.26)
Total from investment operations	0.32	(0.24)
Dividends and distributions to shareholders from:
Net investment income	(0.44)	(0.02)
Net asset value, end of year/period	$ 9.62	$ 9.74
Total investment return(2)	3.29%	(2.38)%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$159,932	$ 4,880
Ratio of expenses to average net assets	0.50%	0.50% (3)
Ratio of expenses to average net assets without waivers and reimbursements(4)	0.70%	10.81% (3)
Ratio of net investment income to average net assets	4.63%	3.31% (3)
Portfolio turnover rate	107%	1% (5)

*	The Ambrus Core Bond Fund commenced operations on September 6, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.
61

AMBRUS FUNDS
AMBRUS TAX-CONSCIOUS CALIFORNIA BOND FUND Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Period from October 3, 2022 to September 30, 2023*
Per Share Operating Performance
Net asset value, beginning of period	$ 10.00
Net investment income(1)	0.36
Net realized and unrealized loss on investments	(0.17)
Total from investment operations	0.19
Dividends and distributions to shareholders from:
Net investment income	(0.35)
Net asset value, end of period	$ 9.84
Total investment return(2)	1.90%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$135,419
Ratio of expenses to average net assets	0.50% (3)
Ratio of expenses to average net assets without waivers(4)	0.69% (3)
Ratio of net investment income to average net assets	3.58% (3)
Portfolio turnover rate	28% (5)

*	The Ambrus Tax-Conscious California Bond Fund commenced operations on October 3, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.
62

AMBRUS FUNDS
AMBRUS TAX-CONSCIOUS NATIONAL BOND FUND Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Institutional Class
For the Period from October 3, 2022* to September 30, 2023
Per Share Operating Performance
Net asset value, beginning of period	$ 10.00
Net investment income(1)	0.38
Net realized and unrealized loss on investments	(0.20)
Total from investment operations	0.18
Dividends and distributions to shareholders from:
Net investment income	(0.37)
Net asset value, end of period	$ 9.81
Total investment return(2)	1.80%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$180,728
Ratio of expenses to average net assets	0.50% (3)
Ratio of expenses to average net assets without waivers(4)	0.65% (3)
Ratio of net investment income to average net assets	3.77% (3)
Portfolio turnover rate	32% (5)

*	The Ambrus Tax-Conscious National Bond Fund commenced operations on October 3, 2022.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.
63

AMBRUS FUNDS
Notes to Financial Statements
September 30, 2023
1. Organization and Significant Accounting Policies
The Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund (each a "Fund" and together the “Funds”) are diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 6, 2022, October 3, 2022 and October 3, 2022, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Two separate classes of shares, Investor Class and Institutional Class, are offered for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund. As of September 30, 2023, Investor Class shares have not been issued on the Funds.
The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation – Each Fund's net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Funds' equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust's Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses).
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The fair value of a Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
64

AMBRUS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.
Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.
The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
The following is a summary of the inputs used, as of September 30, 2023, in valuing each Fund's investments carried at fair value:
Funds	Total Value at 09/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Ambrus Core Bond Fund
Assets
Corporate Bonds	$ 66,321,363	$ —	$ 66,321,363	$ —
U.S. Treasury Obligations	65,773,090	—	65,773,090	—
Preferreds
Consumer Discretionary	1,252,103	—	1,252,103	—
Financials	12,845,469	2,451,275	10,394,194	—
Municipal Bonds	1,211,139	—	1,211,139	—
Total Assets	$ 147,403,164	$ 2,451,275	$ 144,951,889	$ —
Ambrus Tax-Conscious California Bond Fund
Assets
Municipal Bonds	$ 101,278,076	$ —	$ 101,278,076	$ —
Preferreds
Consumer Discretionary	706,832	—	706,832	—
Financials	11,396,638	2,629,675	8,766,963	—
U.S. Treasury Obligations	7,848,262	—	7,848,262	—
Corporate Bonds	7,530,186	—	7,530,186	—
Short-Term Investment	3,027,816	3,027,816	—	—
Total Assets	$ 131,787,810	$ 5,657,491	$ 126,130,319	$ —
65

AMBRUS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Funds	Total Value at 09/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Ambrus Tax-Conscious National Bond Fund
Assets
Municipal Bonds	$ 121,145,574	$ —	$ 121,145,574	$ —
Corporate Bonds	25,311,384	—	25,311,384	—
Preferreds
Consumer Discretionary	949,174	—	949,174	—
Financials	16,187,285	3,693,475	12,493,810	—
U.S. Treasury Obligations	7,422,956	—	7,422,956	—
Short-Term Investment	7,174,750	7,174,750	—	—
Total Assets	$ 178,191,123	$ 10,868,225	$ 167,322,898	$ —
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.
For the year/period ended September 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Gains and losses on principal paydowns from mortgage-backed securities are recorded as interest income on the Statements of Operations. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly
66

AMBRUS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
to that Fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.
U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of each Fund's debt investments may not be able to meet its financial obligations (e. g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or seek bankruptcy protection. Securities such as high-yield bonds, e.g., bonds with low credit ratings by Moody's (Ba or lower) or Standard & Poor's (BB and lower) or if unrated are of comparable quality as determined by the Adviser, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. With fixed rate securities, a rise in interest rates typically causes a fall in values. The yield earned by the Fund will vary with changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.
Concentration of Credit Risk — The Ambrus Tax-Conscious California Bond Fund primarily invests in debt obligations issued by the state of California and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of California municipal securities than is a municipal bond fund that is not concentrated in these issuers.
2. Transactions with Related Parties and Other Service Providers
Whittier Advisors, LLC (“Whittier” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate based on average daily net assets of the Fund as shown in the table below:
Ambrus Core Bond Fund	0.40%
Ambrus Tax-Conscious California Bond Fund	0.40%
Ambrus Tax-Conscious National Bond Fund	0.40%
67

AMBRUS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds' total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed (on an annual basis) 0.50% through January 31, 2025 and thereafter, 0.60% through January 31, 2026, of each Fund's average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2026, unless the Board of Trustees approves their earlier termination.
The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for such Fund. The Adviser is permitted to seek reimbursement from a Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No reimbursement will occur unless the Fund's expenses are below the Expense Limitation amount. As of September 30, 2023, Investor Class shares had not been issued on the Ambrus Funds.
For the year/period ended September 30, 2023, the amount of advisory fees earned and waived/reimbursed was as follows:
	Gross Advisory Fee	Waiver/ Reimbursements	Net Advisory Fee/ (Reimbursement)
Ambrus Core Bond Fund	$315,109	$(133,166)	$181,943
Ambrus Tax-Conscious California Bond Fund	314,380	(118,425)	195,955
Ambrus Tax-Conscious National Bond Fund	419,942	(137,147)	282,795
As of September 30, 2023, the amount of potential recovery was as follows:
	09/30/2025	09/30/2026	Total
Ambrus Core Bond Fund	$26,682	$133,166	$159,848
Ambrus Tax-Conscious California Bond Fund	—	118,425	118,425
Ambrus Tax-Conscious National Bond Fund	—	137,147	137,147
The Funds have not recorded a commitment or contingent liability at September 30, 2023.
Other Service Providers
The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
For the year ended September 30, 2023, BNY Mellon accrued administration and accounting fees totaling $51,155, $70,561 and $67,486 and waived fees totaling $24,289, $25,558 and $18,908 for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund, respectively. For the period ended September 30, 2023, BNY Mellon accrued custodian fees totaling $13,961, $15,000 and $15,000 and waived fees totaling $3,750, $5,013 and $5,000 for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund, respectively. BNY Mellon has the ability to recover such amounts previously waived, if the Fund terminates its agreements with BNY Mellon within three years of commencing operations. As of September 30, 2023, the amount of potential recovery was $28,039, $30,571 and $23,908 for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund, respectively. The ability to recover such amounts previously waived expires on September 6, 2025 for the Ambrus Core Bond Fund and October 3, 2025 for the Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
68

AMBRUS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer agent fees in the Statement of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer, to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA") operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
3. Investment in Securities
For the year/period ended September 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:
	U.S. Government Securities		Other Securities
	Purchases	Sales	Purchases	Sales
Ambrus Core Bond Fund	$101,511,225	$42,798,414	$114,102,656	$33,442,383
Ambrus Tax-Conscious California Bond Fund	13,869,270	6,341,087	139,040,017	14,392,876
Ambrus Tax-Conscious National Bond Fund	19,629,872	11,985,969	187,745,448	19,427,949
4. Capital Share Transactions
For the year/period ended September 30, 2023 and the period ended September 30, 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year/Period Ended September 30, 2023		For the Period Ended September 30, 2022
	Shares	Amount	Shares	Amount
Ambrus Core Bond Fund*:
Institutional Class
Sales	16,205,906	$159,751,936	500,000	$5,000,000
Reinvestments	369,814	3,624,305	1,152	11,222
Redemptions	(452,803)	(4,432,276)	—	—
Net increase	16,122,917	$158,943,965	501,152	$5,011,222

69

AMBRUS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
	For the Year/Period Ended September 30, 2023		For the Period Ended September 30, 2022
	Shares	Amount	Shares	Amount

Ambrus Tax-Conscious California Bond Fund**:
Institutional Class
Sales	14,499,535	$146,431,424
Reinvestments	278,058	2,798,295
Redemptions	(1,011,557)	(10,172,252)
Net increase	13,766,036	$139,057,467

Ambrus Tax-Conscious National Bond Fund***:
Institutional Class
Sales	18,659,538	$188,714,274
Reinvestments	392,204	3,940,173
Redemptions	(634,339)	(6,373,179)
Net increase	18,417,403	$186,281,268

*	The Ambrus Core Bond Fund's Institutional Class commenced operations on September 6, 2022.
**	The Ambrus Tax-Conscious California Bond Fund's Institutional Class commenced operations on October 3, 2023.
***	The Ambrus Tax-Conscious National Bond Fund's Institutional Class commenced operations on October 3, 2023.
5. Federal Tax Information
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments.
There were no reclassifications for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund.
For the year/period ended September 30, 2023, the tax character of distributions paid by the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund were $3,645,709, $1,123,002 and $1,697,384 of ordinary income dividends and $0, $1,688,430 and $2,261,755 of tax-exempt income, respectively. For the period ended September 30, 2022, the tax character of distributions paid by the Ambrus Core Bond Fund was $11,222 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
70

AMBRUS FUNDS
Notes to Financial Statements (Concluded)
September 30, 2023
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Tax Exempt	Distributions Payable	Unrealized Appreciation/ (Depreciation)
Ambrus Core Bond Fund	$(1,453,231)	$19,157	$ —	$(21,404)	$(2,567,892)
Ambrus Tax-Conscious California Bond Fund	(513,363)	—	13,149	(13,136)	(3,124,665)
Ambrus Tax-Conscious National Bond Fund	(975,078)	—	19,005	(18,966)	(4,578,086)
The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.
As of September 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
Ambrus Core Bond Fund	$149,971,056	$395,278	$(2,963,170)	$(2,567,892)
Ambrus Tax-Conscious California Bond Fund	134,912,475	313,154	(3,437,819)	(3,124,665)
Ambrus Tax-Conscious National Bond Fund	182,769,209	424,079	(5,002,165)	(4,578,086)
Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year.
Accumulated capital losses represent net capital loss carryforwards as of September 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2023, the Funds’ capital loss carryforwards, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:
	Capital Loss Carryforward
	Short-Term	Long-Term
Ambrus Core Bond Fund	$1,448,651	$4,580
Ambrus Tax-Conscious California Bond Fund	513,363	—
Ambrus Tax-Conscious National Bond Fund	975,078	—
6. Subsequent Events
Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
71

AMBRUS FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and Shareholders of Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund (collectively referred to as the “Funds”), (three of the series constituting FundVantage Trust (the “Trust”)), including the portfolios of investments, as of September 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the Funds constituting FundVantage Trust) at September 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual series constituting FundVantage Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Ambrus Core Bond Fund	For the year ended September 30, 2023	For the year ended September 30, 2023 and for the period from September 6, 2022 (commencement of operations) through September 30, 2022	For the year ended September 30, 2023 and for the period from September 6, 2022 (commencement of operations) through September 30, 2022
Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund	For the period from October 3, 2022 (commencement of operations) to September 30, 2023	For the period from October 3, 2022 (commencement of operations) to September, 30 2023	For the period from October 3, 2022 (commencement of operations) to September, 30 2023
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Ambrus investment companies since 2022.
Philadelphia, Pennsylvania
November 29, 2023
72

AMBRUS FUNDS
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended September 30, 2023, the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund paid $3,645,709, $1,123,002 and $1,697,384 of ordinary income dividends and $0, $1,688,430 and $2,261,755 of tax-exempt income, respectively to its shareholders.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund is 97.68%, 36.11% and 39.66%, respectively.
The Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund designate 2.57%, 8.91% and 8.48%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund are 2.57%, 11.63% and 10.50%, respectively.
A total of 29.89%. 20.96% and 16.26% of the dividends distributed during the fiscal year for the Ambrus Core Bond Fund, Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund, respectively, was derived from interest on U.S. government securities, which is generally exempt from state income tax.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
73

AMBRUS FUNDS
Statement Regarding Liquidity Risk Management Program
(Unaudited)
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Ambrus Core Bond Fund. Ambrus Tax-Conscious California Bond Fund and Ambrus Tax-Conscious National Bond Fund (each a “Fund” and, collectively, the “Funds”), met on September 18-19, 2023 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Funds, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Funds’ Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2023 (the “Report”).
The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of each Fund’s portfolio holdings, a HLIM was not currently required for any of the Funds.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follows:
A. Each Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed each Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on each Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.
B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish each Fund’s reasonably anticipated trading size. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration each Fund’s shareholder ownership concentration and the fact that shares of the Funds are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of each Fund’s holdings, it was noted that each Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.
C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in each Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Funds do not currently have a borrowing or other credit funding arrangement.
74

AMBRUS FUNDS
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (833) 996-2101 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. The Funds' portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
75

AMBRUS FUNDS
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (833) 996-2101.
76

AMBRUS FUNDS
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (833) 996-2101.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	34	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
77

AMBRUS FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	34	Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	34	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
78

AMBRUS FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	34	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	34	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
79

AMBRUS FUNDS
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
80

Investment Adviser
Whittier Advisors, LLC
4695 MacArthur Court
Suite 1500
Newport Beach, CA 92660
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103-7096
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
AMB-0923

C WorldWide International Equities Fund
of
FundVantage Trust
Class I
ANNUAL REPORT
September 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Dear Shareholders,
Thank you for reviewing the annual report. We hope you and your family are well.
The last 12 months were dominated by geopolitical turbulence and macroeconomic events where the short-term narrative has been very much directed by the stance of the U.S. Federal Reserve. In this report, we will discuss our view on the markets and how the fund is currently positioned.
Looking Back
The C WorldWide International Equities Fund returned 22.92% versus the MSCI® ACWI ex USA Index which rose 20.39% during the period from September 30, 2022 to September 30, 2023.
In 2022, we navigated a year filled with considerable downturns in both equity and bond markets. However, there was a noteworthy recovery in the international equity markets during the fourth quarter of the year. 2022 was dominated by two major events; the terrible Russian invasion of Ukraine, which fueled fears of persistent higher inflation and brought energy security to the forefront. The second big event was the significant interest rate increases driven by the Fed. Fed increased the federal funds rate to 4.25% during 2022 in one of the fastest interest rate hike cycles ever. These events resulted in the worst year for global equity investors since 2008, and one of the worst years ever for bond investors.
In the first quarter of 2023, the hope was that the Chinese reopening would boost global growth and that the Fed would soon halt rate hikes. However, investors were concerned about strong labor markets leading to further tightening. This changed with the collapse of Silicon Valley Bank, Signature Bank and the rescue of Credit Suisse. Nevertheless, equity markets proved surprisingly resilient. Bond markets rallied as inflation numbers improved and a perception that a banking crisis could force central banks to stop raising rates.
In the second quarter of 2023, investor optimism was supported by stronger-than-anticipated US economic data. US labor markets continue to be resilient which led to a relatively strong consumer supporting economic growth while falling inflation pressures led the Federal Reserve to leave interest rates unchanged for the first time since last March. Elsewhere, economic news was less rosy. Both the ECB and BoE increased interest rates due to persistently high inflation, in both cases the hikes were followed by a relatively hawkish outlook. Meanwhile, in China, the reopening recovery which started earlier this year, continued to lose momentum as a consumption increase has been more than offset by a sluggish property and export sector. In Europe, several chemical companies warned of weaker than expected results. These profit warnings seem broad-based in nature as companies with exposure to both the industrial sector and the consumer expect weaker demand primarily due to end-market destocking.
While the third quarter of 2023 began with strong equity markets, the rapid rise in bond yields proved too much of a headwind, resulting in September being the worst month for equities so far this year. The 10-year US T-bill ended the quarter at 4.6%, a level last seen in 2007, and German rates are at a 12-year high. Rising bond yields have hurt the valuation of our long-duration companies and is the primary factor behind the relative underperformance in the third quarter of 2023.
We firmly believe that the long-term trend in company earnings with high cash conversion determines the generation of returns and that finding compounders is the holy grail of investing. The mindset of constantly searching for compounders is a better use of time than exhausting one’s intellectual capital and time on trading in and out of stocks and segments of the market in a desire to look good in the short term. We have had a mindset of compounding at C WorldWide Asset Management for three decades and it continues to be our mindset for tomorrow.
Our objective is to construct a long-term, focused portfolio of high-conviction stocks offering a high alpha-generating potential while maintaining a balanced risk profile. It is the long-term optimist who triumphs in the equity market, with the winner being the patient investor.
1

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Annual Investment Adviser’s Report (Concluded)
September 30, 2023
(Unaudited)
Outlook
We are strong believers that, over the longer term, earnings drive share prices. During the past fifty years, we have seen seven global earnings recessions whereby global earnings per share have fallen by more than twenty percentage points from their peak. While every cycle has had its differences, one consistent observation has been that while you may have an earnings recession without an economic recession, you never have the reverse. With this in mind, the key questions for investors today are: will we have a recession? if so, how deep? and how deep will the ensuing earnings recession be? While we do not claim to be great economic forecasters, our observations from the recent corporate reporting season would be that irrespective of whether we get an economic recession, an earnings decline is now underway.
The portfolio is tilted towards high-quality, leading companies with strong balance sheets, and sustainable business models. The strategy invests with a long-term time horizon. Our portfolio companies are exposed to long-term growth trends and strong addressable markets and tend to have leading market positions. The strategy has a long duration and therefore tends to be more vulnerable to periods of multiple compression and sharp interest rate increases. Longer term, while our portfolio companies are not immune from cyclicality, in the event of a global recession, we would expect earnings growth for the overall portfolio to continue to remain relatively robust, given our strong exposure to secular growth trends.
History shows that high-quality companies typically perform well when global economic growth slows. Even recessions come to an end, and then it’s good to be in a position that has a longer-term perspective. Our philosophy and approach to investing continues to be that time in the market is more important than timing the market. Therefore, identify quality companies, and be patient over the longer-term.

Alpha: Alpha is the difference between the investment return of the Fund and the benchmark return.
This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended September 30, 2023 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.
The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.
Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.
The MSCI® ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,320 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. An index is unmanaged and it is not possible to invest in an index.
2

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in C WorldWide International Equities Fund's
Class I vs. Morgan Stanley Capital International (“MSCI®”) All Country World ex USA Index (“MSCI®ACWI ex USA Index”)
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	Since Inception
Class I	22.92%	-1.43% *
MSCI ® ACWI ex USA Index	20.39%	-3.94% **

*	The C WorldWide International Equities Fund (the "Fund") Class I commenced operation on February 28, 2022.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (833) 996-0797. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 30.92% and 0.55%, respectively, of the Fund’s average daily net assets for Class I shares. These ratios are stated in the current prospectus dated February 1, 2023, as supplemented, July 14, 2023, and may differ from the actual expenses incurred by the Fund for the period covered by this report. C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide” or the “Adviser”) has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the "Trust"), interest, extraordinary items, "Acquired Fund Fees and Expenses" and brokerage commissions) do not exceed (on an annual basis) 0.55% with respect to Class I shares, of the Fund's average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in effect for an indefinite period of time, unless the Board of Trustees (“Board of Trustees”) of the Trust approves its termination.
The Fund evaluates its performance as compared to that of the Morgan Stanley Capital International All Country World ex USA Index ("MSCI® ACWI ex USA Index"). The MSCI® ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,320 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.
An index is unmanaged and it is not possible to invest in an index. All mutual fund investing involves risk, including possible loss of principal.
3

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Fund Expense Disclosure
September 30, 2023
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2023 through September 30, 2023 and held for the entire period.
Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
C WorldWide International Equities Fund
Class I
Actual	$1,000.00	$ 933.30	0.55%	$2.67
Hypothetical (5% return before expenses)	1,000.00	1,022.31	0.55%	2.79

*	Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2023 of 0.55% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of (6.67)% for Class I shares.
4

C WorldWide International Equities Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Pharmaceuticals	13.3%	$129,176
Semiconductors	11.1	108,406
Banks	8.2	79,550
Electronics	6.9	67,172
Machinery-Diversified	6.6	64,113
Distribution/Wholesale	6.0	58,094
Chemicals	4.9	47,661
Electric	4.6	44,800
Food	4.4	43,241
Home Furnishings	4.2	40,888
Miscellaneous Manufacturing	3.9	38,014
Apparel	3.9	37,742
Cosmetics/Personal Care	3.6	35,639
Software	3.6	34,690
Building Materials	3.2	31,354
Insurance	3.1	30,731
Diversified Financial Services	2.9	28,150
Beverages	2.7	26,766
Engineering & Construction	2.6	25,224
Machinery-Construction & Mining	2.4	23,145
Total Common Stocks	102.1	994,556
Liabilities in Excess of Other Assets	(2.1)	(20,621)
NET ASSETS	100.0%	$973,935

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.
5

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 102.1%
Denmark — 8.6%
Novo Nordisk A/S, Class B	918	$ 83,585
France — 10.1%
L'Oreal SA	86	35,639
LVMH Moet Hennessy Louis Vuitton SE	50	37,742
Vinci SA	228	25,224
		98,605
Germany — 10.3%
Deutsche Boerse AG	163	28,150
SAP SE	268	34,690
Siemens AG	266	38,014
		100,854
Hong Kong — 3.2%
AIA Group Ltd.	3,800	30,731
India — 5.0%
HDFC Bank Ltd., ADR	819	48,329
Indonesia — 3.2%
Bank Central Asia Tbk PT	54,800	31,221
Japan — 15.4%
Daikin Industries Ltd.	200	31,354
Hoya Corp.	400	40,967
Keyence Corp.	100	36,983
Sony Group Corp.	500	40,888
		150,192
Netherlands — 5.2%
ASML Holding NV	86	50,632
South Korea — 3.0%
Samsung Electronics Co. Ltd., GDR, Reg S	23	28,923
Spain — 1.9%
Iberdrola SA	1,649	18,443
	Number of Shares	Value
COMMON STOCKS — (Continued)
Sweden — 7.8%
Assa Abloy AB, Class B	1,206	$ 26,205
Atlas Copco AB, Class A	2,020	27,130
Epiroc AB, Class A	1,219	23,145
		76,480
Switzerland — 4.4%
Nestle SA, Registered Shares	382	43,241
Taiwan — 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., SP ADR	332	28,851
United Kingdom — 16.1%
AstraZeneca PLC	338	45,591
Diageo PLC	726	26,766
Ferguson PLC	353	58,094
SSE PLC	1,345	26,357
		156,808
United States — 4.9%
Linde PLC	128	47,661
TOTAL COMMON STOCKS (Cost $1,028,370)		994,556

TOTAL INVESTMENTS - 102.1% (Cost $1,028,370)		994,556
LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1)%		(20,621)
NET ASSETS - 100.0%		$973,935
ADR	American Depositary Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.
6

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Statement of Assets and Liabilities
September 30, 2023
Assets
Investments, at value (Cost $1,028,370)	$ 994,556
Cash and cash equivalents	20,071
Foreign currency, at value (Cost $1,264)	1,235
Receivables:
Dividends	1,684
Investment adviser	18,748
Total Assets	1,036,294
Liabilities
Payables:
Audit fees	25,500
Administration and accounting fees	10,622
Custodian fees	10,211
Shareholder reporting fees	6,163
Transfer agent fees	4,499
Accrued expenses	5,364
Total Liabilities	62,359
Net Assets	$ 973,935
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 1,009
Paid-in capital	1,007,578
Total distributable loss	(34,652)
Net Assets	$ 973,935
Class I Shares:
Net assets	$ 973,935
Shares outstanding	100,922
Net asset value, offering and redemption price per share	$ 9.65
The accompanying notes are an integral part of the financial statements.
7

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Statement of Operations
For the Year Ended September 30, 2023
Investment income
Dividends	$ 18,897
Less: foreign taxes withheld	(2,502)
Total investment income	16,395
Expenses
Administration and accounting fees(Note 2)	58,621
Legal fees	50,481
Trustees’ and officers’ fees(Note 2)	41,477
Shareholder reporting fees	27,329
Transfer agent fees(Note 2)	27,001
Audit fees	25,220
Registration and filing fees	23,813
Custodian fees(Note 2)	16,252
Advisory fees(Note 2)	8,005
Other expenses	9,990
Total expenses before waivers and reimbursements	288,189
Less: waivers and reimbursements(Note 2)	(282,684)
Net expenses after waivers and reimbursements	5,505
Net investment income	10,890
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(765)
Net realized loss from foreign currency transactions	(1,967)
Net change in unrealized appreciation on investments	174,649
Net change in unrealized appreciation on foreign currency translations	231
Net realized and unrealized gain on investments	172,148
Net increase in net assets resulting from operations	$ 183,038
The accompanying notes are an integral part of the financial statements.
8

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Statements of Changes in Net Assets
	For the Year Ended September 30, 2023	For the Period from February 28, 2022* to September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 10,890	$ 7,874
Net realized losses from investments and foreign currency transactions	(2,732)	(4,536)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	174,880	(208,761)
Net increase/(decrease) in net assets resulting from operations	183,038	(205,423)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Class I	(12,267)	—
Net decrease in net assets from dividends and distributions to shareholders	(12,267)	—
Increase in net assets derived from capital share transactions (Note 4)	8,587	1,000,000
Total increase in net assets	179,358	794,577
Net assets
Beginning of year/period	794,577	—
End of year/period	$973,935	$ 794,577

*	Commencement of operations.
The accompanying notes are an integral part of the financial statements.
9

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I
	For the Year Ended September 30, 2023	For the Period from February 28, 2022* to September 30, 2022
Per Share Operating Performance
Net asset value, beginning of year/period	$ 7.95	$ 10.00
Net investment income(1)	0.11	0.08
Net realized and unrealized gain/(loss) on investments	1.71	(2.13)
Total from investment operations	1.82	(2.05)
Dividends and distributions to shareholders from:
Net investment income	(0.12)	—
Net asset value, end of year/period	$ 9.65	$ 7.95
Total investment return(2)	22.92%	(20.50)%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$ 974	$ 795
Ratio of expenses to average net assets	0.55%	0.55% (3)
Ratio of expenses to average net assets without waivers and reimbursements(4)	28.80%	30.92% (3)
Ratio of net investment income to average net assets	1.09%	1.47% (3)
Portfolio turnover rate	19%	10% (5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.
10

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Notes to Financial Statements
September 30, 2023
1. Organization and Significant Accounting Policies
The C WorldWide International Equities Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and commenced investment operations on February 28, 2022. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares: Class A and Class I Shares. As of September 30, 2023, Class A shares have not been issued.
The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation— The Fund's net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. The Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust's Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Any assets held by the Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Fund. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as disclosed in their prospectuses). Exchange traded futures contracts are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
11

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Notes to Financial Statements (Continued)
September 30, 2023
Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.
The following is a summary of the inputs used, as of September 30, 2023, in valuing the Fund's investments carried at fair value:
	Total Value at 09/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Common Stocks
Denmark	$ 83,585	$ —	$ 83,585	$ —
France	98,605	—	98,605	—
Germany	100,854	—	100,854	—
Hong Kong	30,731	—	30,731	—
India	48,329	48,329	—	—
Indonesia	31,221	—	31,221	—
Japan	150,192	—	150,192	—
Netherlands	50,632	—	50,632	—
South Korea	28,923	—	28,923	—
Spain	18,443	—	18,443	—
Sweden	76,480	—	76,480	—
Switzerland	43,241	—	43,241	—
Taiwan	28,851	28,851	—	—
United Kingdom	156,808	—	156,808	—
United States	47,661	47,661	—	—
Total Assets	$ 994,556	$ 124,841	$ 869,715	$ —
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that
12

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Notes to Financial Statements (Continued)
September 30, 2023
was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Fund had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on unrealized and realized gains on certain foreign investments. The Fund may also be subject to foreign taxes on income, a portion of which may be recoverable. The Fund applies for refunds where available. The Fund will accrue such taxes and reclaims, as applicable, based upon the current interpretation of tax rules and regulations that exist in the market in which the Fund invests. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statement of Operations.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholder which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.
13

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Notes to Financial Statements (Continued)
September 30, 2023
Currency Risk —The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund's holdings in foreign securities.
Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.
Emerging Markets Risk — The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States. Recent statements by U.S. securities and accounting regulatory agencies have expressed concern regarding information access and audit quality regarding issuers in China and other emerging market countries, which could present heightened risks associated with investments in these markets.
2. Transactions with Related Parties and Other Service Providers
C WorldWide Asset Management Fondsmaeglerselskab A/S (“C WorldWide” or the “Adviser”) serves as investment adviser to the Fund. For its services, the Adviser is paid a monthly fee at the annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive fees and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.55% (on an annual basis) of the Fund's average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in effect for an indefinite period of time, unless the Board of Trustees of the Trust approves its termination.
For the year ended September 30, 2023, the Adviser earned advisory fees of $8,005 and waived fees of $282,684.
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon and the Transfer Agent have the ability to recover fees waived in the prior fiscal year if the Fund terminates its agreements with BNY Mellon and the Transfer Agent within three years of commencing operations. As of September 30, 2023, the amount of potential recovery was $27,649. The ability to recover such amounts previously waived expires on February 28, 2025.
14

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Notes to Financial Statements (Continued)
September 30, 2023
The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statements of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer, to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
3. Investment in Securities
For the year ended September 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:
	Purchases	Sales
Investment Securities	$249,974	$187,232
4. Capital Share Transactions
For the year ended September 30, 2023 and for the period from February 28, 2022 (commencement of operations) to September 30, 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended September 30, 2023		For the Period Ended September 30, 2022
	Shares	Amount	Shares	Amount
Class I
Sales	4,660	$ 50,000	100,001	$1,000,005
Reinvestments	887	8,587	—	—
Redemptions	(4,625)	(50,000)	(1)	(5)
Net increase	922	$ 8,587	100,000	$1,000,000
As of September 30, 2023, the Adviser is the sole shareholder. If the Adviser were to request a redemption from the Fund, the Fund would likely commence an orderly liquidation upon approval from the Board of Trustees.
5. Federal Tax Information
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any
15

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Notes to Financial Statements (Concluded)
September 30, 2023
related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended September 30, 2023, there were reclassifications between components of total distributable earnings. These permanent differences were primarily attributable to reclasses from capital gain to ordinary income. Net assets were not affected by these adjustments. For the year ended September 30, 2023, there were no permanent differences reclassified between distributable earnings and paid in capital.
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$(8,545)	$7,774	$(33,881)

As of September 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund was as follows:
Federal Tax Cost	$1,028,370
Unrealized Appreciation	88,049
Unrealized Depreciation	(121,863)
Net Unrealized Depreciation	$ (33,814)
Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain net capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2023. As of September 30, 2023, the Fund had no capital loss deferrals and no late year ordinary loss deferrals.
Accumulated capital losses represent net capital loss carryforwards as of September 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2023, the Fund had capital loss carryforward of $8,545, all of which are long-term losses and have an unlimited period of capital loss carryforward.
6. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
16

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Report of Independent Registered Public Accounting Firm
Board of Trustees and Shareholders of FundVantage Trust
Opinion on the financial statements
We have audited the accompanying statement of assets and liabilities of the C WorldWide International Equities Fund (the “Fund”), including the portfolio of investments, as of September 30, 2023, the related statements of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from February 28, 2022 (commencement of operations) to September 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, and change in its net assets and the financial highlights for the year then ended and for the period from February 28, 2022 (commencement of operations) through September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the Fund’s auditor since 2022.
Chicago, Illinois
November 28, 2023
17

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended September 30, 2023, the Fund paid $12,267 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The Fund designates 99.59% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The C WorldWide International Equities Fund paid foreign taxes and recognized foreign source income as follows:
Foreign Taxes Paid	Foreign Source Income
$2,502	$18,897
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.
18

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Statement Regarding Liquidity Risk Management Program
(Unaudited)
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the C WorldWide International Equities Fund (the “Fund”), met on September 18-19, 2023 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Fund, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as the program administrator for the Fund’s Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2023 (the “Report”).
The Report described the Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Fund’s portfolio holdings, a HLIM was not currently required for the Fund.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:
A. The Fund’s investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed the Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.
B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish the Fund’s reasonably anticipated trading size. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration the Fund’s shareholder ownership concentration and the fact that the shares of the Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of the Fund to meet redemption expectations. In light of the Fund’s holdings, it was noted that the Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.
C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in the Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that the Fund does not currently have a borrowing or other credit funding arrangement.
19

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (833) 996-0797 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
20

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (833) 996-0797.
21

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (833) 996-0797.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	34	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
22

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	34	Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	34	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
23

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	34	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	34	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
24

C WORLDWIDE INTERNATIONAL EQUITIES FUND
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
25

Investment Adviser
C WorldWide Asset Management Fondsmaeglerselskab A/S
Dampfaergevej 26
DK-2100 Copenhagen, Denmark
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Grant Thornton LLP
171 North Clark, Suite 200
Chicago, IL 60601
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
CWW-0923

GOTHAM FUNDS
of
FundVantage Trust
Gotham Absolute Return Fund
Gotham Enhanced Return Fund
Gotham Neutral Fund
Gotham Index Plus Fund
Gotham Large Value Fund
Gotham Enhanced S&P 500 Index Fund
Gotham Hedged Core Fund
Gotham Defensive Long 500 Fund
Gotham Total Return Fund
Gotham Enhanced 500 Plus Fund
Gotham Short Strategies Fund
ANNUAL REPORT
September 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

GOTHAM FUNDS
ANNUAL REPORT
AS OF September 30, 2023

[THIS PAGE INTENTIONALLY LEFT BLANK.]

GOTHAM FUNDS
Important Information
The performance data quoted in this report represents past performance and does not guarantee future results. The investment return and principal value of an investment in a Gotham Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (877) 974-6852.
Each Gotham Fund covered by this report (each a "Fund") compares its performance to an unmanaged index. An index does not reflect operational and transactional costs which apply to a mutual fund. It is not possible to invest directly in an index.
Mutual fund investing involves risks, including possible loss of principal. Each Fund except Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund will short securities. Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Each Fund, except Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund, will also use leverage to make additional investments which could result in greater losses than if the Fund were not leveraged. Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Defensive Long 500 Fund and Gotham Short Strategies Fund utilize one or more swap agreements in their investment programs. The use of derivatives, such as swaps, exposes a Fund to additional risks including increased volatility, lack of liquidity and possible losses greater than a Fund’s initial investments. Gotham Total Return Fund will primarily engage in short sales, leverage and swaps through its investments in underlying funds. Certain Funds may invest in securities of large-, mid- and small-cap companies. The securities issued by small-cap and mid-cap companies tend to be more volatile and less liquid than those of large-cap issuers. Each Fund may have a high turnover of its portfolio securities. High turnover rates generally result in higher brokerage costs to a Fund. There can be no guarantee that a Fund will achieve its objectives.
A prospective investor should consider the investment objectives, risks, charges and expenses of a Fund carefully before investing. The prospectus and summary prospectus contains this and other information about the Funds, and should be read carefully before investing. A copy of the prospectus or summary prospectus is available at www.GothamFunds.com or by calling (877) 974-6852.

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Absolute Return Fund (GARIX)
Gotham Enhanced Return Fund (GENIX)
Gotham Neutral Fund (GONIX)
Gotham Index Plus Fund (GINDX)
Gotham Large Value Fund (GVALX)
Gotham Enhanced S&P 500 Index Fund (GSPFX)
Gotham Hedged Core Fund (GCHDX)
Gotham Defensive Long 500 Fund (GDLFX)
Gotham Total Return Fund (GTRFX)
Gotham Enhanced 500 Plus Fund (GEFPX)
Gotham Short Strategies Fund (GSSFX)
Dear Shareholder,
US equity markets rebounded off October 2022 lows over the course of the fiscal year ending September 30, 2023. The S&P 500 Index and Russell 1000 Index returned 21.6% and 21.1% respectively for the fiscal year. The Russell 2000 Index, a small-cap benchmark, returned 8.9%. Much of the appreciation for large-cap benchmarks was driven by seven mega-cap technology stocks. This is clearly reflected in the discrepancy in returns between equally-weighted and market-cap weighted indices. The Russell 1000 Equal Weight benchmark returned 10.0% for the fiscal year, underperforming the Russell 1000 significantly. The Russell 1000 Growth benchmark returned 27.7% compared to 14.4% for the Russell 1000 Value benchmark. Despite these market-level headwinds, many of our strategies were able to generate positive long/short spreads during the fiscal year. The Gotham Index Plus Fund (+25.6%) outperformed the S&P 500, the Gotham Absolute Return Fund (+18.5%) outperformed the HFRI Equity Hedge Index, and the Gotham Neutral Fund returned 11.3%. These results are generally consistent across our strategies.
The S&P 500 currently trades at a 4.3% cash flow yield based on Gotham’s proprietary metrics ("Gotham Yield")1. This puts the S&P 500 at the 13th percentile towards expensive over our research history of the last 30 years. Cumulative two-year forward returns for the index from these valuation levels in the past have averaged 10%-12%. The Russell 2000 currently trades at a 2.3% Gotham Yield, a level corresponding to the 4th percentile over the last 30 years. Two-year forward returns for the Russell 2000 have averaged 5% - 7% from these levels in the past.2
Looking forward, we make no predictions regarding market-level returns, the relative performance of equal-weighted vs market cap-weighted benchmarks, or value vs. growth style indices. Objectively, the Russell 1000 is outperforming the Russell 1000 Equal Weight by the largest margin since 1990. The Value/Growth divergence is run rating at levels on par with the peak of the Tech Bubble. US equity markets may have entered a new paradigm where these trends persist indefinitely. Many investors felt this way in 1973, 2000, and even a few years ago in 2020. We note that each time, there was significant reversion that provided a tailwind to disciplined, valuation-driven investment strategies.
In summary, we are pleased with our results for the fiscal year, particularly considering overall market dynamics. We are equally enthusiastic about our opportunity set going forward.
1 Gotham Yield is a proprietary free cash flow yield metric based on Gotham's methodology and is used to compare companies in a consistently meaningful way. Gotham Yield is defined as recurring, pre-tax operational free cashflow divided by adjusted enterprise value. Gotham's analyst team uses some discretion in calculating a company's pre-tax cashflow and enterprise value. Companies for which there is not applicable data to calculate Gotham Yield, primarily balance sheet financial companies, have been excluded.
2 Valuation levels are as of November 15, 2023.

Annual Investment Adviser’s Report (Continued)
September 30, 2023
(Unaudited)
Important Information
This letter is intended to assist shareholders in understanding how the Gotham Funds described herein performed during the period ended September 30, 2023, and reflects the views of the investment adviser at the time of this writing. Market and index valuations are based on Gotham’s valuation methodology. The views may change and do not guarantee the future performance of the Gotham Funds or the markets.
This letter contains forward-looking statements regarding future events, forecasts and expectations regarding equity markets and certain of Gotham’s strategies. Forward-looking statements may be identified terminology such terms as “may,” “expect,” “will,” “hope,” “believe” and/or comparable terminology. No assurance, representation, or warranty is made that any of Gotham’s expectations, views and/or objectives will be achieved and actual results may be significantly different than reflected herein.
The indices referenced herein are for comparison purposes only. The performance and volatility of the funds will be different than those of the indices. It is not possible to invest in the indices directly.

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Absolute Return Fund (GARIX)
• The Fund returned +18.45% (net) for the trailing twelve-month period, the HFRX Equity Hedge Index returned +4.93% and the S&P 500 Total Return Index returned +21.62% over the same time period.
•  The spread for the period was +6.62%1.
•  The long portfolio contributed +28.59% for the trailing twelve-month period. The short portfolio detracted -10.32% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	10.76%	29.57%
	Industrials	4.58%	18.52%

Short	Utilities	0.18%	-3.25%
	(Utilities were the only sector with positive short side contribution)

	Largest Detractors
Long	(No sectors were detractors on the long side)

Short	Industrials	-2.94%	-11.70%
	Information Technology	-2.33%	-9.92%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Meta Platforms, Inc.	1.93%	2.19%
	Super Micro Computer, Inc.	0.87%	0.55%

Short	Advance Auto Parts, Inc.	0.29%	-0.26%
	DISH Network Corp.	0.26%	-0.28%

	Largest Detractors
Long	Pfizer, Inc.	-0.22%	0.93%
	PayPal Holdings, Inc.	-0.22%	1.39%

Short	United States Steel Corp.	-0.34%	-0.35%
	Eli Lilly and Co.	-0.31%	-0.38%

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Enhanced Return Fund (GENIX)
• The Fund returned +25.53% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +21.62% over the same time period.
•  The spread for the period was +6.14%1.
•  The long portfolio contributed +38.90% for the trailing twelve-month period. The short portfolio detracted -12.08% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors*
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	13.33%	40.21%
	Industrials	6.41%	26.10%

Short	Utilities	0.18%	-3.89%
	(Utilities were the only sector with positive short side contribution)

	Largest Detractors
Long	(No sectors were detractors on the long side)

Short	Industrials	-3.95%	-14.56%
	Information Technology	-2.72%	-11.94%

Stock Contributors/Detractors*
		Average Contribution	Average Exposure
	Largest Contributors
Long	Meta Platforms, Inc.	1.87%	2.52%
	Super Micro Computer, Inc.	1.14%	0.88%

Short	Advance Auto Parts, Inc.	0.39%	-0.30%
	DISH Network Corp.	0.34%	-0.33%

	Largest Detractors
Long	PayPal Holdings, Inc.	-0.28%	0.81%
	Albemarle Corp.	-0.19%	0.25%

Short	United States Steel Corp.	-0.44%	-0.41%
	Eli Lilly and Co.	-0.35%	-0.42%
*The Gotham Enhanced Return Fund has investments in the Gotham Enhanced 500 ETF (GSPY) and the Gotham 1000 Value ETF (GVLU), both sub-advised by Gotham. Sector and Stock Contribution shown above is based on the holdings of the fund as well as the underlying holdings of the ETFs.

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Neutral Fund (GONIX)
• The Fund returned +13.06% (net) for the trailing twelve-month period.
• The spread for the period was +5.35%1.
• The long portfolio contributed +27.73% for the trailing twelve-month period. The short portfolio detracted -16.87% for the period.
• Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	9.35%	26.33%
	Industrials	5.45%	22.07%

Short	Utilities	0.17%	-4.30%
	(Utilities were the only sector with positive short side contribution)

	Largest Detractors
Long	(No sectors were detractors on the long side)

Short	Information Technology	-4.99%	-17.86%
	Industrials	-4.30%	-18.57%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Super Micro Computer, Inc.	1.47%	1.26%
	Meta Platforms, Inc.	0.94%	1.24%

Short	Advance Auto Parts, Inc.	0.42%	-0.42%
	DISH Network Corp.	0.42%	-0.46%

	Largest Detractors
Long	Maravai LifeSciences Holding, Inc.	-0.23%	0.16%
	Enphase Energy, Inc.	-0.23%	0.64%

Short	United States Steel Corp.	-0.54%	-0.56%
	Eli Lilly and Co.	-0.57%	-0.43%

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Index Plus Fund (GINDX)
• The Fund’s Institutional Class returned +25.62% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +21.62% over the same time period.
•  The spread for the period was +9.68%1.
•  The long portfolio contributed +37.47% for the trailing twelve-month period. The short portfolio detracted -9.13% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors*
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	12.29%	41.16%
	Industrials	5.37%	22.98%

Short	Communication Services	0.86%	-1.62%
	Utilities	0.37%	-9.15%

	Largest Detractors
Long	(No Sectors were detractors on the long side)

Short	Energy	-2.05%	-4.63%
	Industrials	-1.82%	-14.37%

Stock Contributors/Detractors*
		Average Contribution	Average Exposure
	Largest Contributors
Long	Microsoft Corp.	2.00%	6.87%
	Apple, Inc.	1.59%	7.03%

Short	DISH Network Corp.	0.87%	-1.05%
	Enphase Energy, Inc.	0.81%	-0.91%

	Largest Detractors
Long	Signature Bank	-0.61%	0.87%
	SVB Financial Group	-0.58%	0.67%

Short	Eli Lilly and Co	-0.52%	-0.55%
	Hess Corp.	-0.74%	-0.44%
*The Gotham Index Plus Fund has an investment in the Gotham Enhanced 500 ETF (GSPY), an ETF sub-advised by Gotham. Sector and Stock Contribution shown above is based on the holdings of the fund as well as the underlying holdings of GSPY.

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Large Value Fund (GVALX)
• The Fund returned +15.96% (net) for the trailing twelve-month period and the S&P Total Return Index returned +21.62% over the same time period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	4.59%	12.63%
	Energy	3.17%	11.45%

	Largest Detractors
Long	Consumer Staples	-0.11%	9.77%
	(Consumer Staples was the only sector that detracted)

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Comcast Corp.	0.91%	2.01%
	General Electric Co.	0.84%	1.06%

	Largest Detractors
Long	Meta Platforms, Inc.	-0.51%	0.81%
	CVS Health Corp.	-0.33%	1.17%

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Enhanced S&P 500 Index (GSPFX)
• The Fund returned +22.11% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +21.62% over the same time period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	10.08%	27.21%
	Communication Services	4.71%	12.66%

	Largest Detractors
Long	Real Estate	-0.09%	1.75%
	Utilities	-0.04%	0.64%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Microsoft Corp.	2.42%	6.88%
	Alphabet, Inc.	1.84%	4.26%

	Largest Detractors
Long	CVS Health Corp.	-0.36%	1.01%
	Pfizer, Inc.	-0.16%	1.20%

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Hedged Core Fund (GCHDX)
• The Fund returned +15.13% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned +4.93% over the same time period.
•  The spread for the period was +0.88%1.
•  The long portfolio contributed +22.41% for the trailing twelve-month period. The short portfolio detracted -6.10% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	10.35%	33.01%
	Communication Services	4.36%	16.39%

Short	Utilities	0.73%	-4.83%
	Communication Services	0.66%	-0.86%

	Largest Detractors
Long	Consumer Staples	-2.08%	25.73%
	Utilities	-0.09%	0.45%

Short	Information Technology	-2.17%	-6.69%
	Industrials	-1.39%	-4.68%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Microsoft Corp.	1.53%	4.26%
	Alphabet, Inc.	1.35%	3.03%

Short	Dish Network Corp.	0.64%	-0.79%
	Insulet Corporation	0.40%	-0.47%

	Largest Detractors
Long	Campbell Soup Co.	-0.61%	2.13%
	The JM Smucker Company	-0.44%	1.68%

Short	NVIDIA Corporation	-1.26%	-0.75%
	Align Technology, Inc.	-0.52%	-0.63%

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Defensive Long 500 Fund (GDLFX)
• The Fund returned +17.38% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +21.62% over the same time period. The HFRX Equity Hedge Index returned +4.93% over the same period.
•  The spread for the period was +2.74%1.
•  The long portfolio contributed +32.03% for the trailing twelve-month period. The short portfolio detracted -12.79% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	16.02%	47.74%
	Communication Services	5.30%	22.08%

Short	Communication Services	1.39%	-1.88%
	Utilities	1.82%	-12.66%

	Largest Detractors
Long	Consumer Staples	-2.95%	29.88%
	Utilities	-0.26%	1.06%

Short	Information Technology	-4.90%	-16.07%
	Industrials	-3.14%	-10.28%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Lam Research Corp.	1.96%	3.23%
	Alphabet, Inc.	1.58%	3.46%

Short	DISH Network Corp.	1.26%	-1.52%
	Insulet Corporation	0.89%	-1.00%

	Largest Detractors
Long	Campbell Soup Co.	-0.78%	2.47%
	The JM Smucker Company	-0.59%	1.97%

Short	NVIDIA Corporation	-2.79%	-1.67%
	Align Technology, Inc.	-1.05%	-1.28%

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Total Return Fund (GTRFX)
• The Fund returned +15.86% (net) for the trailing twelve-month period and the HFRX Equity Hedge Index returned +4.93% over the same time period.
•  The spread for the period was -0.01%1.
•  The long portfolio contributed +17.68% for the trailing twelve-month period. The short portfolio detracted -3.73% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors*
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	3.94%	22.06%
	Health Care	3.03%	16.96%

Short	(No sectors were contributors on the short side)

	Largest Detractors
Long	(No sectors were contributors on the Long side)

Short	Health Care	-0.66%	-4.27%
	Information Technology	-0.60%	-4.36%

Stock Contributors/Detractors*
		Average Contribution	Average Exposure
	Largest Contributors
Long	Apple, Inc.	0.59%	2.79%
	Microsoft Corp.	0.56%	2.60%

Short	There were no short positions that contributed

	Largest Detractors
Long	BorgWarner, Inc.	-0.01%	0.10%
	Republic Services, Inc.	-0.01%	0.10%

Short	NVIDIA Corporation	-0.05%	-0.30%
	Generac Holdings, Inc.	-0.05%	-0.26%
* The Gotham Total Return Fund is an allocation strategy that invests in other investment companies advised or sub-advised by Gotham. Sector and Stock Contribution shown above is based on the holdings of the underlying funds.

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Enhanced 500 Plus Fund (GEFPX)
• The Fund returned +23.21% (net) for the trailing twelve-month period and the S&P 500 Total Return Index returned +21.62% over the same time period.
•  The spread for the period was +8.02%1.
•  The long portfolio contributed +31.02% for the trailing twelve-month period. The short portfolio detracted -5.83% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	12.71%	34.77%
	Communication Services	5.37%	16.17%

Short	Utilities	0.55%	-5.62%
	Consumer Staples	0.26%	-3.48%

	Largest Detractors
Long	Consumer Staples	-0.64%	9.34%
	Utilities	-0.03%	0.59%

Short	Industrials	-1.66%	-5.95%
	Information Technology	-1.47%	-5.50%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Microsoft Corp.	2.43%	6.87%
	Alphabet, Inc.	2.06%	4.56%

Short	NextEra Energy, Inc.	0.28%	-0.92%
	Dollar General Corporation	0.23%	-0.30%

	Largest Detractors
Long	CVS Health Corp.	-0.54%	1.57%
	Pfizer, Inc.	-0.26%	1.62%

Short	Eli Lilly and Co.	-0.65%	-0.96%
	NVIDIA Corporation	-0.55%	-0.30%

Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Gotham Short Strategies Fund (GSSFX)
• The Fund returned -7.98% (net) for the trailing twelve-month period and the 50% Inverse of S&P 500 returned -8.94% over the same time period.
•  The spread for the period was -3.02%1.
•  The long portfolio contributed +16.17% for the trailing twelve-month period. The short portfolio detracted -28.96% for the period.
•  Top contributors and detractors by sector and stock positions are below:
Sector Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Information Technology	7.50%	16.76%
	Industrials	2.83%	26.77%

Short	Consumer Staples	0.71%	-13.56%
	Utilities	0.24%	-13.16%

	Largest Detractors
Long	(No sectors were detractors on the long side)

Short	Information Technology	-9.13%	-30.70%
	Industrials	-7.05%	-20.23%

Stock Contributors/Detractors
		Average Contribution	Average Exposure
	Largest Contributors
Long	Super Micro Computer, Inc.	2.02%	1.05%
	Lam Research Corp.	0.85%	0.80%

Short	Dish Network Corp.	0.70%	-0.93%
	The AES Corp.	0.59%	-1.21%

	Largest Detractors
Long	Lantheus Holdings, Inc.	-0.59%	1.02%
	Albemarle Corp.	-0.36%	0.99%

Short	Oracle Corp.	-1.94%	-2.94%
	Roblox Corp.	-1.43%	-1.62%
1The spread is defined as how much our long portfolio outperformed our short portfolio adjusted for leverage (i.e. 100% long the long portfolio less 100% long the short portfolio).

GOTHAM FUNDS
Gotham Absolute Return Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Gotham Absolute Return Fund Institutional Class Shares
vs. Hedge Fund Research Inc. Equity Hedge Index ("HFRX")
Average Annual Total Returns for the Years Ended September 30, 2023
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	18.45%	10.45%	5.47%	5.33%
HFRX Equity Hedge Index	4.93%	6.48%	3.47%	2.93%
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 1.74% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s "Other Expenses" (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Additionally, Gotham has contractually agreed to reduce the Fund's annual investment advisory fee by the dollar amount of "total annual fund operating expenses after fee waivers" attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), and the amount of such reduction is calculated based on the Fund's average daily assets invested in an underlying fund and the "total annual fund operating expenses after fee waivers" disclosed in such underlying fund's "Annual Fund Operating Expenses" table in the summary section of an underlying fund's currently effective prospectus. The effect of the reduction is intended to provide that Gotham's aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.50% annual investment advisory fee paid by the Fund.
The Fund evaluates its performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS
Gotham Enhanced Return Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Gotham Enhanced Return Fund Institutional Class Shares
vs. the Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index")
Average Annual Total Returns for the Years Ended September 30, 2023
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	25.53%	13.52%	6.77%	8.75%
S&P 500® Total Return Index	21.62%	10.15%	9.92%	11.91%
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 1.76% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s "Other Expenses" (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Additionally, Gotham has contractually agreed to reduce the Fund's annual investment advisory fee by the dollar amount of "total annual fund operating expenses after fee waivers" attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), and the amount of such reduction is calculated based on the Fund's average daily assets invested in an underlying fund and the "total annual fund operating expenses after fee waivers" disclosed in such underlying fund's "Annual Fund Operating Expenses" table in the summary section of an underlying fund's currently effective prospectus. The effect of the reduction is intended to provide that Gotham's aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.50% annual investment advisory fee paid by the Fund.
The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS
Gotham Neutral Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Gotham Neutral Fund Institutional Class Shares
vs. BofA Merrill Lynch 3-Month U.S. Treasury Bill Index ("BofA Index")
Average Annual Total Returns for the Years Ended September 30, 2023
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	13.06%	8.35%	2.66%	1.91%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	4.47%	1.55%	1.70%	1.02%
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 1.94% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.50% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.50% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.
The Fund evaluates its performance as compared to that of the BofA Index. The BofA Index is an index comprised of a single Treasury bill issue purchased at the beginning of the month and held for a full month, then sold and rolled into a newly selected Treasury bill issue.

GOTHAM FUNDS
Gotham Index Plus Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Gotham Index Plus Fund Institutional Class Shares
vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index")
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	25.62%	12.78%	8.84%	11.19% *
Investor Class Shares	25.29%	12.48%	8.58%	8.92% *
S&P 500® Total Return Index	21.62%	10.15%	9.92%	11.01% **

*	Institutional Class shares and Investor Class shares of the Gotham Index Plus Fund (the “Fund”) incepted on March 31, 2015 and December 29, 2017, respectively.
**	Benchmark performance is from inception date of the Fund’s Institutional Class shares only and is not the inception date of the benchmark itself.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class and Investor Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.24% and 1.15% for Institutional Class shares, respectively, and 1.49% and 1.40% for Investor Class shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s "Other Expenses" (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.15% with respect to Institutional Class shares (on an annual basis) and 0.15% with respect to Investor Class shares (on an annual basis), of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation. Additionally, Gotham has contractually agreed to reduce the Fund's annual investment advisory fee by the dollar amount of "total annual fund operating expenses after fee waivers" attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), and the amount of such reduction is calculated based on the Fund's average daily assets invested in an underlying fund and the "total annual fund operating expenses after fee waivers" disclosed in such underlying fund's "Annual Fund Operating Expenses" table in the summary section of an underlying fund's currently effective prospectus. The effect of the reduction is intended to provide that

GOTHAM FUNDS
Gotham Index Plus Fund
Annual Report
Performance Data (Continued)
September 30, 2023
(Unaudited)
Gotham's aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 1.00% annual investment advisory fee paid by the Fund.
The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS
Gotham Large Value Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Gotham Large Value Fund Institutional Class Shares
vs. Standard & Poor’s 500® Total Return Index ("S&P 500® Total Return Index")
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	15.96%	11.42%	7.37%	10.47% *
S&P 500® Total Return Index	21.62%	10.15%	9.92%	12.08% **

*	The Gotham Large Value Fund (the “Fund”) commenced operations on December 31, 2015.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 1.09% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.75% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.75% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.
The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS
Gotham Enhanced S&P 500 Index Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Gotham Enhanced S&P 500 Index Fund Institutional Shares Class
vs. Standard & Poor’s 500® Total Return Index ("S&P 500® Total Return Index")
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	22.11%	10.58%	9.30%	12.48% *
S&P 500® Total Return Index	21.62%	10.15%	9.92%	12.12% **

*	The Gotham Enhanced S&P 500 Index Fund (the “Fund”) commenced operations on December 30, 2016.
**	Benchmark performance is from inception date of the Fund Class only and is not the inception date of the benchmark itself.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 0.65% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.50% for Institutional Class shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Additionally, Gotham has contractually agreed to reduce the Fund's annual investment advisory fee by the dollar amount of "total annual fund operating expenses after fee waivers" attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), and the amount of such reduction is calculated based on the Fund's average daily assets invested in an underlying fund and the "total annual fund operating expenses after fee waivers" disclosed in such underlying fund's "Annual Fund Operating Expenses" table in the summary section of an underlying fund's currently effective prospectus. The effect of the reduction is intended to provide that Gotham's aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the 0.50% annual investment advisory fee paid by the Fund.
The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS
Gotham Hedged Core Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $25,000 Investment in Gotham Hedged Core Fund Institutional Class Shares
vs. Hedge Fund Research Inc. Equity Hedge Index ("HFRX")
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	15.13%	6.52%	5.57%	7.69% *
HFRX Equity Hedge Index	4.93%	6.48%	3.47%	3.85% **

*	The Gotham Hedged Core Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” is 1.71% for Institutional Class Shares of the Fund’s average daily net assets. This ratio may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 0.85% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.
The Fund evaluates its performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.

GOTHAM FUNDS
Gotham Defensive Long 500 Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $25,000 Investment in Gotham Defensive Long 500 Fund Institutional Class Shares
vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	17.38%	7.20%	3.30%	7.24% *
S&P 500® Total Return Index	21.62%	10.15%	9.92%	12.24% **

*	The Gotham Defensive Long 500 Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 1.96% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.
The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS
Gotham Total Return Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Gotham Total Return Fund Institutional Class Shares
vs. Hedge Fund Research Inc. Equity Hedge Index ("HFRX")
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares*	15.86%	6.19%	2.49%	5.30% **
HFRX Equity Hedge Index	4.93%	6.48%	3.47%	2.53% ***

*	On January 30, 2023, Investor Class shares of the Fund were automatically converted to Institutional Class shares of the Fund and the Investor Class was terminated as a separately designated class of the Fund.
**	The Gotham Total Return Fund (the “Fund”) commenced operations on March 31, 2015.
***	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of the shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 1.64% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 0.92% for the Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, management fees (if any) and brokerage commissions), do not exceed 0.00% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The recoupment of fees waived or expenses reimbursed are limited to the lesser of (a) the Expense Limitation in effect at the time fees were waived or expenses were reimbursed, and (b) the Expense Limitation in effect at the time of recoupment.
The Fund evaluates its performance as compared to that of the HFRX. The HFRX is an index of quantitatively-selected hedge funds which maintain positions both long and short in primarily equity and equity derivative securities. Constituents of the HFRX report net of all fees returns.
The Fund normally allocates the majority of its assets among investment companies advised or sub-advised by Gotham. Therefore, the Fund's shareholders will indirectly bear the Fund's proportionate share of fees and expenses of the underlying funds in addition to the Fund's own expenses. The Fund also is subject to the risks of the underlying funds, which may include any or all of the risks described in Important Information.

GOTHAM FUNDS
Gotham Enhanced 500 Plus Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $25,000 Investment in Gotham Enhanced 500 Plus Fund Institutional Class Shares
vs. Standard & Poor’s 500® Total Return Index (“S&P 500® Total Return Index”)
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	23.21%	11.46%	8.35%	11.36% *
S&P 500® Total Return Index	21.62%	10.15%	9.92%	12.24% **

*	The Gotham Enhanced 500 Plus Fund (the “Fund”) commenced operations on September 30, 2016.
**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 4.44% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 2.12% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.15% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation.
The Fund evaluates its performance as compared to that of the S&P 500® Total Return Index. The S&P 500® Total Return Index is a market capitalization weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. Its returns reflect reinvested dividends.

GOTHAM FUNDS
Gotham Short Strategies Fund
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Gotham Short Strategies Fund Institutional Class Shares
vs. the 50% Inverse of the Standard & Poor’s 500® Total Return Index (“50% Inverse of the S&P 500®”)
Average Annual Total Returns for the Years Ended September 30, 2023
	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares*	-7.98%	4.50%	-0.85%	-2.29%
50% Inverse of the S&P 500®	-8.94%	-6.58%	-6.34%	-6.85%

*	A privately offered fund (the “Predecessor Fund”) managed by Gotham Asset Management, LLC was reorganized into the Gotham Short Strategies Fund (the “Fund” or “GSSFX”) on July 31, 2017, the date GSSFX commenced operations. The Predecessor Fund was organized and commenced operations in February 2008 and had an investment objective, investment policies and restrictions that were, in all material respects, equivalent to those of GSSFX. However, the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, this Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, might have adversely affected its performance. GSSFX’s performance for periods prior to the commencement of operations on July 31, 2017 is that of the Predecessor Fund adjusted to reflect GSSFX’s fee structure.
Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares; nor a 1.00% fee applied by the Fund’s Institutional Class to the value of shares redeemed within 30 days of purchase.
As stated in the current prospectus dated February 1, 2023, the “Total Annual Fund Operating Expenses” are 3.52% and the “Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements” are 1.35% for Institutional Class Shares of the Fund’s average daily net assets. These ratios may differ from the actual expense incurred by the Fund for the period covered by this report. Gotham Asset Management, LLC (“Gotham” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses”, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed 1.35% (on an annual basis) of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until January 31, 2024, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination.
The Fund evaluates its performance as compared to that of the 50% Inverse of the S&P 500®. The 50% Inverse of the S&P 500® reflects the return of the S&P 500® adjusted to show the negative 50% targeted net short exposure of the Predecessor Fund. Its returns reflect reinvested dividends.

GOTHAM FUNDS
Fund Expense Disclosure
September 30, 2023
(Unaudited)
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2023 through September 30, 2023.
Actual Expenses
The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Absolute Return Fund
Institutional Class
Actual	$1,000.00	$1,066.00	1.50%	$7.77
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59
Gotham Enhanced Return Fund
Institutional Class
Actual	$1,000.00	$1,089.80	1.27%	$6.65
Hypothetical (5% return before expenses)	1,000.00	1,018.70	1.27%	6.43
Gotham Neutral Fund
Institutional Class
Actual	$1,000.00	$1,079.40	1.50%	$7.82
Hypothetical (5% return before expenses)	1,000.00	1,017.55	1.50%	7.59

GOTHAM FUNDS
Fund Expense Disclosure (Continued)
September 30, 2023
(Unaudited)
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Index Plus Fund
Institutional Class
Actual	$1,000.00	$1,091.90	0.92%	$ 4.82
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.92%	4.66
Investor Class
Actual	$1,000.00	$1,090.80	1.17%	$ 6.13
Hypothetical (5% return before expenses)	1,000.00	1,019.20	1.17%	5.92
Gotham Large Value Fund
Institutional Class
Actual	$1,000.00	$1,017.70	0.75%	$ 3.79
Hypothetical (5% return before expenses)	1,000.00	1,021.31	0.75%	3.80
Gotham Enhanced S&P 500 Index Fund
Institutional Class
Actual	$1,000.00	$1,056.70	0.50%	$ 2.58
Hypothetical (5% return before expenses)	1,000.00	1,022.56	0.50%	2.54
Gotham Hedged Core Fund
Institutional Class
Actual	$1,000.00	$1,012.50	1.74%	$ 8.78
Hypothetical (5% return before expenses)	1,000.00	1,016.34	1.74%	8.80
Gotham Defensive Long 500 Fund
Institutional Class
Actual	$1,000.00	$1,045.60	1.35%	$ 6.92
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.35%	6.83
Gotham Total Return Fund
Institutional Class
Actual	$1,000.00	$1,044.20	0.00%	$ —
Hypothetical (5% return before expenses)	1,000.00	1,025.07	0.00%	—
Gotham Enhanced 500 Plus Fund
Institutional Class
Actual	$1,000.00	$1,072.60	2.13%	$11.07
Hypothetical (5% return before expenses)	1,000.00	1,014.39	2.13%	10.76

GOTHAM FUNDS
Fund Expense Disclosure (Concluded)
September 30, 2023
(Unaudited)
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio*	Expenses Paid During Period**
Gotham Short Strategies Fund
Institutional Class
Actual	$1,000.00	$1,048.00	1.35%	$6.93
Hypothetical (5% return before expenses)	1,000.00	1,018.30	1.35%	6.83

*	Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short and borrowings, except for Gotham Large Value Fund and Gotham Enhanced S&P 500 Index Fund, which do not short securities or use leverage.
**	Expenses are equal to a Fund’s annualized expense ratio, in the table above, which include waived fees or reimbursement expenses for the six-month period ended September 30, 2023, multiplied by the average account value over the period, multiplied by the number of days in the most recent period, then divided by 365 to reflect the period. Hypothetical expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365 to reflect the period.

Gotham Absolute Return Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Capital Goods	11.5%	$ 72,187,424
Software & Services	10.9	68,199,559
Semiconductors & Semiconductor Equipment	7.2	45,229,635
Media & Entertainment	7.0	43,605,722
Pharmaceuticals, Biotechnology & Life Sciences	6.5	40,618,050
Technology Hardware & Equipment	6.2	39,054,799
Health Care Equipment & Services	5.8	36,396,614
Energy	5.7	35,904,555
Materials	4.9	30,672,368
Consumer Discretionary Distribution & Retail	4.7	29,298,028
Food, Beverage & Tobacco	4.3	26,742,980
Consumer Services	3.2	19,928,680
Consumer Durables & Apparel	2.5	15,659,446
Transportation	2.4	14,881,443
Commercial & Professional Services	2.2	13,734,379
Household & Personal Products	1.9	11,916,685
Consumer Staples Distribution & Retail	1.8	11,574,073
Utilities	1.8	11,518,790
Financial Services	1.8	11,144,155
Automobiles & Components	1.4	8,890,377
Telecommunication Services	0.8	5,326,384
Total Common Stocks	94.5	592,484,146
Other Assets in Excess of Liabilities	5.5	34,329,314
NET ASSETS	100.0%	$626,813,460

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Enhanced Return Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Software & Services	6.3%	$ 11,671,567
Capital Goods	5.9	10,785,914
Media & Entertainment	3.8	6,990,542
Semiconductors & Semiconductor Equipment	3.6	6,674,247
Pharmaceuticals, Biotechnology & Life Sciences	2.9	5,423,064
Technology Hardware & Equipment	2.9	5,345,546
Energy	2.9	5,310,784
Health Care Equipment & Services	2.7	4,993,164
Materials	2.6	4,844,044
Food, Beverage & Tobacco	2.4	4,433,380
Consumer Discretionary Distribution & Retail	1.9	3,563,568
Consumer Services	1.9	3,452,107
Consumer Durables & Apparel	1.8	3,343,517
Household & Personal Products	1.3	2,433,791
Commercial & Professional Services	1.2	2,196,811
Transportation	1.2	2,170,987
Financial Services	1.1	1,961,529
Consumer Staples Distribution & Retail	1.0	1,865,274
Utilities	0.8	1,500,145
Automobiles & Components	0.7	1,253,096
Telecommunication Services	0.6	1,038,797
Exchange Traded Funds	0.2	419,358
Affiliated Equity Registered Investment Companies	45.3	83,557,956
Total Investments	95.0	175,229,188
Other Assets in Excess of Liabilities	5.0	9,170,914
NET ASSETS	100.0%	$184,400,102

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Neutral Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Capital Goods	13.3%	$ 8,634,135
Software & Services	9.7	6,315,105
Semiconductors & Semiconductor Equipment	6.4	4,178,193
Technology Hardware & Equipment	6.4	4,145,984
Energy	6.0	3,873,998
Health Care Equipment & Services	5.9	3,819,029
Materials	5.8	3,777,525
Pharmaceuticals, Biotechnology & Life Sciences	5.4	3,479,929
Media & Entertainment	5.3	3,410,837
Food, Beverage & Tobacco	4.8	3,089,269
Consumer Discretionary Distribution & Retail	4.2	2,704,746
Consumer Services	3.4	2,241,774
Consumer Durables & Apparel	3.1	1,988,597
Transportation	2.8	1,836,616
Commercial & Professional Services	2.4	1,585,384
Household & Personal Products	2.0	1,303,515
Utilities	2.0	1,281,125
Financial Services	1.5	983,948
Consumer Staples Distribution & Retail	1.3	858,038
Automobiles & Components	1.2	777,857
Telecommunication Services	0.6	364,780
Total Common Stocks	93.5	60,650,384
Other Assets in Excess of Liabilities	6.5	4,185,103
NET ASSETS	100.0%	$64,835,487

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Index Plus Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Capital Goods	5.8%	$ 26,991,415
Semiconductors & Semiconductor Equipment	3.9	18,263,099
Pharmaceuticals, Biotechnology & Life Sciences	3.5	16,135,908
Energy	3.1	14,280,031
Health Care Equipment & Services	2.9	13,350,553
Food, Beverage & Tobacco	2.6	12,256,026
Software & Services	2.6	12,246,651
Financial Services	2.4	11,252,513
Materials	2.4	11,202,071
Media & Entertainment	2.1	9,550,202
Technology Hardware & Equipment	1.8	8,138,559
Consumer Services	1.8	8,099,564
Consumer Discretionary Distribution & Retail	1.7	7,853,113
Equity Real Estate Investment Trusts (REITs)	1.7	7,634,255
Transportation	1.3	5,913,317
Commercial & Professional Services	1.3	5,851,358
Insurance	1.1	4,886,255
Consumer Staples Distribution & Retail	1.0	4,823,389
Utilities	1.0	4,798,693
Household & Personal Products	1.0	4,488,010
Consumer Durables & Apparel	0.8	3,709,438
Banks	0.7	3,112,118
Telecommunication Services	0.4	1,855,008
Automobiles & Components	0.3	1,514,674
Affiliated Equity Registered Investment Company	46.5	214,689,245
Total Investments	93.7	432,895,465
Other Assets in Excess of Liabilities	6.3	29,297,907
NET ASSETS	100.0%	$462,193,372

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Large Value Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Capital Goods	12.5%	$ 4,086,115
Energy	10.7	3,518,712
Food, Beverage & Tobacco	8.0	2,633,022
Pharmaceuticals, Biotechnology & Life Sciences	7.2	2,353,152
Health Care Equipment & Services	6.7	2,211,266
Semiconductors & Semiconductor Equipment	6.6	2,167,756
Consumer Discretionary Distribution & Retail	6.3	2,079,716
Media & Entertainment	5.5	1,813,783
Technology Hardware & Equipment	4.9	1,621,457
Materials	3.9	1,286,440
Transportation	3.2	1,056,152
Household & Personal Products	3.2	1,042,933
Telecommunication Services	3.1	1,002,653
Financial Services	2.6	847,607
Consumer Services	2.5	829,805
Insurance	2.1	681,376
Banks	2.1	679,718
Software & Services	1.9	622,424
Automobiles & Components	1.5	479,483
Consumer Durables & Apparel	1.2	394,916
Commercial & Professional Services	1.1	376,893
Consumer Staples Distribution & Retail	1.1	363,439
Equity Real Estate Investment Trusts (REITs)	1.0	324,127
Utilities	0.1	20,442
Total Common Stocks	99.0	32,493,387
Other Assets in Excess of Liabilities	1.0	330,824
NET ASSETS	100.0%	$32,824,211

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Enhanced S&P 500 Index Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Media & Entertainment	11.2%	$ 2,028,402
Software & Services	10.9	1,975,205
Technology Hardware & Equipment	10.2	1,842,013
Capital Goods	7.6	1,377,271
Consumer Discretionary Distribution & Retail	7.3	1,320,351
Semiconductors & Semiconductor Equipment	7.3	1,318,804
Food, Beverage & Tobacco	7.0	1,276,156
Financial Services	5.9	1,076,729
Pharmaceuticals, Biotechnology & Life Sciences	5.8	1,050,696
Health Care Equipment & Services	5.4	980,041
Energy	3.6	647,254
Consumer Services	2.7	480,790
Household & Personal Products	2.0	369,944
Telecommunication Services	2.0	360,414
Automobiles & Components	1.9	343,581
Banks	1.9	340,913
Transportation	1.4	247,419
Materials	1.3	236,880
Consumer Staples Distribution & Retail	0.8	145,473
Insurance	0.8	136,049
Consumer Durables & Apparel	0.6	115,264
Equity Real Estate Investment Trusts (REITs)	0.6	113,563
Commercial & Professional Services	0.5	96,561
Utilities	0.3	57,885
Real Estate Management & Development	0.0	3,012
Total Common Stocks	99.0	17,940,670
Other Assets in Excess of Liabilities	1.0	185,834
NET ASSETS	100.0%	$18,126,504

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Hedged Core Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Food, Beverage & Tobacco	25.2%	$ 1,682,215
Media & Entertainment	13.8	921,032
Health Care Equipment & Services	12.5	837,287
Semiconductors & Semiconductor Equipment	11.9	795,277
Software & Services	10.2	678,088
Technology Hardware & Equipment	9.2	611,342
Pharmaceuticals, Biotechnology & Life Sciences	9.0	597,944
Financial Services	7.5	501,145
Household & Personal Products	7.0	467,969
Consumer Discretionary Distribution & Retail	5.6	373,736
Capital Goods	5.5	364,625
Transportation	4.2	281,092
Consumer Services	4.0	269,809
Telecommunication Services	2.9	194,678
Commercial & Professional Services	2.6	174,516
Consumer Durables & Apparel	2.4	157,727
Energy	1.9	124,707
Consumer Staples Distribution & Retail	1.5	97,712
Insurance	0.5	36,317
Automobiles & Components	0.1	10,012
Materials	0.1	9,389
Total Long Positions	137.6	9,186,619
	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks :
Insurance	(0.0)%	$ (668)
Consumer Staples Distribution & Retail	(0.1)	(6,302)
Consumer Discretionary Distribution & Retail	(0.1)	(7,883)
Household & Personal Products	(0.1)	(8,962)
Food, Beverage & Tobacco	(0.3)	(17,063)
Media & Entertainment	(0.4)	(24,467)
Consumer Durables & Apparel	(0.4)	(26,344)
Automobiles & Components	(0.6)	(40,374)
Energy	(0.6)	(42,793)
Financial Services	(0.7)	(43,362)
Real Estate Management & Development	(1.0)	(68,787)
Equity Real Estate Investment Trusts (REITs)	(1.3)	(85,885)
Transportation	(1.5)	(96,715)
Commercial & Professional Services	(1.5)	(103,233)
Consumer Services	(1.8)	(122,680)
Technology Hardware & Equipment	(1.9)	(123,550)
Health Care Equipment & Services	(1.9)	(129,149)
Software & Services	(2.0)	(131,186)
Capital Goods	(2.4)	(159,699)
Pharmaceuticals, Biotechnology & Life Sciences	(3.4)	(227,182)
Materials	(4.2)	(283,452)
Semiconductors & Semiconductor Equipment	(4.7)	(312,603)
Utilities	(8.5)	(570,309)
Total Short Positions	(39.4)	(2,632,648)
Other Assets in Excess of Liabilities	1.8	119,839
NET ASSETS	100.0%	$ 6,673,810

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Defensive Long 500 Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Food, Beverage & Tobacco	15.1%	$ 2,473,540
Media & Entertainment	10.1	1,656,939
Semiconductors & Semiconductor Equipment	9.7	1,584,428
Health Care Equipment & Services	8.4	1,374,029
Technology Hardware & Equipment	7.6	1,251,349
Software & Services	5.7	936,234
Pharmaceuticals, Biotechnology & Life Sciences	5.6	912,612
Financial Services	5.3	864,221
Capital Goods	5.0	814,552
Household & Personal Products	4.3	713,365
Transportation	3.6	598,351
Consumer Services	2.9	470,735
Consumer Discretionary Distribution & Retail	2.7	444,987
Consumer Durables & Apparel	2.2	360,173
Telecommunication Services	1.8	300,324
Commercial & Professional Services	1.4	239,663
Consumer Staples Distribution & Retail	0.9	150,270
Energy	0.9	147,436
Insurance	0.6	99,103
Automobiles & Components	0.4	65,803
Materials	0.4	61,783
Equity Real Estate Investment Trusts (REITs)	0.2	28,099
Total Common Stocks	94.8	15,547,996
Other Assets in Excess of Liabilities	5.2	851,368
NET ASSETS	100.0%	$16,399,364

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Total Return Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by security type of the portfolio holdings of the Fund:
	% of Net Assets	Value
Affiliated Equity Registered Investment Companies	99.0%	$19,483,019
Other Assets in Excess of Liabilities	1.0	201,993
NET ASSETS	100.0%	$19,685,012

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Enhanced 500 Plus Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
LONG POSITIONS:
Common Stocks:
Capital Goods	14.1%	$ 507,750
Media & Entertainment	13.4	485,090
Technology Hardware & Equipment	12.8	463,123
Software & Services	12.6	457,021
Food, Beverage & Tobacco	10.9	393,085
Semiconductors & Semiconductor Equipment	10.8	388,910
Consumer Discretionary Distribution & Retail	10.5	378,775
Pharmaceuticals, Biotechnology & Life Sciences	7.9	283,900
Health Care Equipment & Services	7.6	275,336
Financial Services	6.7	242,315
Energy	6.7	241,260
Consumer Services	4.5	162,501
Household & Personal Products	3.1	113,007
Telecommunication Services	3.1	112,668
Transportation	2.5	90,920
Materials	2.4	86,877
Banks	1.9	67,554
Automobiles & Components	1.6	57,004
Commercial & Professional Services	1.4	50,815
Insurance	1.4	49,685
Equity Real Estate Investment Trusts (REITs)	1.2	43,263
Consumer Durables & Apparel	1.1	40,664
Consumer Staples Distribution & Retail	0.9	33,220
Utilities	0.1	3,081
Total Long Positions	139.2	5,027,824
	% of Net Assets	Value
SHORT POSITIONS:
Common Stocks :
Automobiles & Components	(0.2)%	$ (5,620)
Banks	(0.2)	(8,902)
Consumer Durables & Apparel	(0.3)	(10,535)
Household & Personal Products	(0.3)	(11,275)
Real Estate Management & Development	(0.3)	(11,346)
Consumer Discretionary Distribution & Retail	(0.3)	(12,392)
Financial Services	(0.6)	(20,994)
Technology Hardware & Equipment	(0.8)	(29,233)
Media & Entertainment	(0.9)	(31,044)
Commercial & Professional Services	(1.1)	(41,269)
Transportation	(1.2)	(43,617)
Consumer Staples Distribution & Retail	(1.3)	(48,239)
Consumer Services	(1.4)	(49,006)
Food, Beverage & Tobacco	(1.4)	(50,110)
Energy	(1.6)	(56,735)
Software & Services	(2.0)	(72,009)
Insurance	(2.2)	(79,247)
Capital Goods	(2.2)	(79,641)
Equity Real Estate Investment Trusts (REITs)	(2.3)	(82,637)
Materials	(2.8)	(101,409)
Semiconductors & Semiconductor Equipment	(3.6)	(128,366)
Pharmaceuticals, Biotechnology & Life Sciences	(4.4)	(158,833)
Health Care Equipment & Services	(4.5)	(162,565)
Utilities	(5.0)	(181,962)
Total Short Positions	(40.9)	(1,476,986)
Other Assets in Excess of Liabilities	1.7	60,186
NET ASSETS	100.0%	$ 3,611,024

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

Gotham Short Strategies Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry group of the portfolio holdings of the Fund:
	% of Net Assets	Value
Common Stocks:
Capital Goods	25.8%	$ 4,943,672
Materials	7.0	1,340,556
Consumer Durables & Apparel	5.6	1,070,847
Software & Services	5.5	1,045,055
Semiconductors & Semiconductor Equipment	5.0	953,416
Food, Beverage & Tobacco	4.7	897,431
Transportation	4.5	858,582
Health Care Equipment & Services	4.1	779,327
Consumer Discretionary Distribution & Retail	3.3	640,358
Technology Hardware & Equipment	2.9	548,290
Media & Entertainment	2.8	534,957
Consumer Services	2.4	461,233
Energy	2.4	459,603
Utilities	1.9	370,853
Household & Personal Products	1.9	359,747
Pharmaceuticals, Biotechnology & Life Sciences	1.7	316,177
Commercial & Professional Services	1.4	277,674
Automobiles & Components	1.2	238,955
Consumer Staples Distribution & Retail	1.2	225,677
Total Common Stocks	85.3	16,322,410
Other Assets in Excess of Liabilities	14.7	2,802,747
NET ASSETS	100.0%	$19,125,157

Portfolio holdings are subject to change at any time.
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 94.5%
Automobiles & Components — 1.4%
Adient PLC (Ireland)*	27,977	$ 1,026,756
BorgWarner, Inc.	22,981	927,743
Ford Motor Co.(a)	196,223	2,437,090
Fox Factory Holding Corp.*	706	69,950
General Motors Co.(a)	85,404	2,815,770
Holley, Inc.*	5,349	26,691
Modine Manufacturing Co.*	5,597	256,063
Patrick Industries, Inc.	44	3,303
Thor Industries, Inc.	8,231	783,015
Visteon Corp.*	3,940	543,996
		8,890,377
Capital Goods — 11.5%
3M Co.	6,099	570,988
A. O. Smith Corp.	14,715	973,103
Acuity Brands, Inc.	4,063	691,970
AECOM	5,653	469,425
Alamo Group, Inc.	637	110,112
Allegion PLC (Ireland)	301	31,364
Allison Transmission Holdings, Inc.	4,468	263,880
American Woodmark Corp.*	2,953	223,276
AMETEK, Inc.	5,839	862,771
Apogee Enterprises, Inc.	462	21,751
Applied Industrial Technologies, Inc.	2,664	411,881
Array Technologies, Inc.(a)*	57,559	1,277,234
Astec Industries, Inc.	350	16,489
Axon Enterprise, Inc.*	8,679	1,727,034
AZEK Co., Inc. (The)*	28,107	835,902
Beacon Roofing Supply, Inc.*	5,220	402,827
Blue Bird Corp.*	4,551	97,164
Boeing Co. (The)(a)*	17,467	3,348,075
Boise Cascade Co.	3,023	311,490
Builders FirstSource, Inc.*	5,651	703,493
CAE, Inc. (Canada)*	111	2,592
Carrier Global Corp.	14,559	803,657
Caterpillar, Inc.(a)	16,543	4,516,239
Comfort Systems USA, Inc.	6,961	1,186,224
Core & Main, Inc., Class A*	17,122	493,970
Crane Co.	12,983	1,153,410
CSW Industrials, Inc.	897	157,190
Curtiss-Wright Corp.	3,374	660,056
Deere & Co.	3,622	1,366,870
Donaldson Co., Inc.	12,197	727,429
EMCOR Group, Inc.	4,272	898,786
Emerson Electric Co.(a)	50,314	4,858,823
Encore Wire Corp.	3,141	573,107
Enerpac Tool Group Corp.	13,215	349,272
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
EnerSys	9,688	$ 917,163
EnPro Industries, Inc.	2,766	335,212
Fastenal Co.	9,301	508,207
Fortune Brands Innovations, Inc.	19,962	1,240,838
Gates Industrial Corp. PLC (United Kingdom)*	27,125	314,921
General Dynamics Corp.	12,010	2,653,850
General Electric Co.(a)	24,806	2,742,303
Gibraltar Industries, Inc.*	2,991	201,922
Griffon Corp.	17,608	698,509
Hillman Solutions Corp.*	42,004	346,533
Honeywell International, Inc.	1,316	243,118
Howmet Aerospace, Inc.	13,046	603,377
Hubbell, Inc.	410	128,498
Hyster-Yale Materials Handling, Inc.	632	28,175
IES Holdings, Inc.*	300	19,761
Illinois Tool Works, Inc.	5,732	1,320,137
ITT, Inc.	4,378	428,650
Johnson Controls International PLC (Ireland)	8,642	459,841
Kennametal, Inc.	14,070	350,062
L3Harris Technologies, Inc.	856	149,047
Lockheed Martin Corp.(a)	7,259	2,968,641
Masco Corp.	20,518	1,096,687
MDU Resources Group, Inc.	13,834	270,870
MSC Industrial Direct Co., Inc., Class A	9,676	949,699
Mueller Industries, Inc.	14,791	1,111,692
NEXTracker, Inc., Class A*	3,306	132,769
Nordson Corp.	410	91,500
nVent Electric PLC (Ireland)	3,137	166,230
Otis Worldwide Corp.	17,952	1,441,725
PACCAR, Inc.	7,970	677,609
Parker-Hannifin Corp.	4,160	1,620,403
Pentair PLC (Ireland)	12,595	815,526
Powell Industries, Inc.	2,635	218,441
Quanta Services, Inc.	1,807	338,035
REV Group, Inc.	417	6,672
RTX Corp.	2,025	145,739
Shoals Technologies Group, Inc., Class A*	22,502	410,661
Simpson Manufacturing Co., Inc.	323	48,389
Snap-on, Inc.	3,615	922,042
SPX Technologies, Inc.*	6,426	523,076
Standex International Corp.	1,118	162,881
Stanley Black & Decker, Inc.	11,051	923,643
Sterling Infrastructure, Inc.*	8,251	606,283

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Tennant Co.	1,167	$ 86,533
Terex Corp.	25,980	1,496,968
Textron, Inc.	18,679	1,459,577
Transcat, Inc.*	7	686
TransDigm Group, Inc.*	812	684,622
UFP Industries, Inc.	8,380	858,112
Valmont Industries, Inc.	1,839	441,746
Veritiv Corp.	9,144	1,544,422
Vertiv Holdings Co.	44,667	1,661,612
Wabash National Corp.	22,514	475,496
Watts Water Technologies, Inc., Class A	3,503	605,388
Westinghouse Air Brake Technologies Corp.	1	106
WillScot Mobile Mini Holdings Corp.*	6,227	258,981
Woodward, Inc.	2,824	350,910
WW Grainger, Inc.	2,638	1,825,074
		72,187,424
Commercial & Professional Services — 2.2%
ACV Auctions, Inc., Class A*	55,348	840,183
Automatic Data Processing, Inc.(a)	7,254	1,745,167
Brady Corp., Class A	1,454	79,854
BrightView Holdings, Inc.*	465	3,604
Broadridge Financial Solutions, Inc.	6,963	1,246,725
Concentrix Corp.	3,305	264,764
Copart, Inc.*	37,693	1,624,191
CRA International, Inc.	28	2,821
Insperity, Inc.	4,208	410,701
Legalzoom.com, Inc.*	19,138	209,370
MillerKnoll, Inc.	790	19,316
MSA Safety, Inc.	776	122,336
OPENLANE, Inc.*	7,278	108,588
Paychex, Inc.	11,173	1,288,582
Republic Services, Inc.	16,797	2,393,740
Robert Half, Inc.	4,316	316,277
Rollins, Inc.	7,424	277,138
Science Applications International Corp.	5,709	602,528
SS&C Technologies Holdings, Inc.	471	24,746
Steelcase, Inc., Class A	1,731	19,335
Tetra Tech, Inc.	37	5,625
Thomson Reuters Corp. (Canada)	40	4,893
TransUnion	6,361	456,656
TTEC Holdings, Inc.	697	18,275
	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Upwork, Inc.*	17,594	$ 199,868
Verisk Analytics, Inc.	6,134	1,449,096
		13,734,379
Consumer Discretionary Distribution & Retail — 4.7%
Abercrombie & Fitch Co., Class A*	11,402	642,731
Academy Sports & Outdoors, Inc.	7,936	375,135
Amazon.com, Inc.(a)*	65,826	8,367,801
Arhaus, Inc.*	14,283	132,832
AutoZone, Inc.*	95	241,299
Bath & Body Works, Inc.	11,306	382,143
Best Buy Co., Inc.	2,019	140,260
CarMax, Inc.*	4,558	322,387
Carvana Co.(a)*	101,123	4,245,144
Designer Brands, Inc., Class A	1,977	25,029
Dick's Sporting Goods, Inc.	3,620	393,060
Dillard's, Inc., Class A	710	234,875
eBay, Inc.(a)	28,521	1,257,491
Etsy, Inc.*	10,973	708,636
Five Below, Inc.*	1,889	303,940
Gap, Inc. (The)	99,132	1,053,773
Group 1 Automotive, Inc.	305	81,957
Home Depot, Inc. (The)	4,652	1,405,648
Kohl's Corp.	743	15,573
LKQ Corp.	13,599	673,286
Lowe's Cos., Inc.(a)	10,293	2,139,297
Monro, Inc.	8,538	237,100
Nordstrom, Inc.	9,732	145,396
ODP Corp. (The)*	18,458	851,837
O'Reilly Automotive, Inc.*	4	3,635
Pool Corp.	1,927	686,205
Ross Stores, Inc.	1,115	125,939
Sally Beauty Holdings, Inc.*	1,063	8,908
TJX Cos., Inc. (The)	10,386	923,108
Tractor Supply Co.	191	38,783
Ulta Beauty, Inc.*	2,350	938,707
Urban Outfitters, Inc.*	19,175	626,831
Valvoline, Inc.	48,675	1,569,282
		29,298,028
Consumer Durables & Apparel — 2.5%
BRP, Inc., sub-voting shares (Canada)	244	18,510
Carter's, Inc.	10,809	747,442
Cavco Industries, Inc.*	1,238	328,887
Cricut, Inc., Class A	2,118	19,676
Crocs, Inc.*	1,475	130,139
DR Horton, Inc.	8,508	914,355

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Ethan Allen Interiors, Inc.	314	$ 9,389
Garmin Ltd. (Switzerland)	18,140	1,908,328
G-III Apparel Group Ltd.*	3,400	84,728
Helen of Troy Ltd. (Bermuda)*	8,165	951,712
Installed Building Products, Inc.	995	124,266
La-Z-Boy, Inc.	5,095	157,334
Leggett & Platt, Inc.	6,576	167,096
Lululemon Athletica, Inc.*	2,493	961,326
Malibu Boats, Inc., Class A*	2,336	114,511
Mohawk Industries, Inc.*	1,292	110,866
NIKE, Inc., Class B	10,484	1,002,480
NVR, Inc.*	98	584,403
Polaris, Inc.	8,522	887,481
PulteGroup, Inc.	16,713	1,237,598
PVH Corp.	3,816	291,962
Ralph Lauren Corp.	6,568	762,479
Skyline Champion Corp.*	2,329	148,404
Steven Madden Ltd.	7,837	248,981
Tapestry, Inc.	65,193	1,874,299
TopBuild Corp.*	1,733	436,023
Vista Outdoor, Inc.*	15,088	499,715
Vizio Holding Corp., Class A*	142	768
YETI Holdings, Inc.*	19,417	936,288
		15,659,446
Consumer Services — 3.2%
Accel Entertainment, Inc.*	767	8,399
Adtalem Global Education, Inc.*	4,804	205,851
Aramark	19,237	667,524
Booking Holdings, Inc.*	619	1,908,965
Boyd Gaming Corp.	2,209	134,373
Bright Horizons Family Solutions, Inc.*	1,395	113,637
Brinker International, Inc.*	16,180	511,126
Caesars Entertainment, Inc.(a)*	32,040	1,485,054
Cheesecake Factory, Inc. (The)	6,568	199,010
Chipotle Mexican Grill, Inc.*	743	1,361,050
Coursera, Inc.*	1,512	28,259
Darden Restaurants, Inc.	2,487	356,188
Dave & Buster's Entertainment, Inc.*	331	12,270
Dine Brands Global, Inc.	2,448	121,054
DraftKings, Inc., Class A*	11,326	333,437
Duolingo, Inc.*	1,135	188,262
Frontdoor, Inc.*	17,030	520,948
Jack in the Box, Inc.	239	16,505
Marriott International, Inc., Class A	14,046	2,760,882
McDonald's Corp.(a)	6,061	1,596,710
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
MGM Resorts International	28,935	$ 1,063,651
Monarch Casino & Resort, Inc.	650	40,365
Planet Fitness, Inc., Class A*	14,791	727,421
Royal Caribbean Cruises Ltd. (Liberia)*	24,376	2,246,005
Six Flags Entertainment Corp.*	5,998	141,013
Starbucks Corp.	1,058	96,564
Wendy's Co. (The)	8,838	180,384
Wynn Resorts Ltd.	8,867	819,399
Yum! Brands, Inc.	16,683	2,084,374
		19,928,680
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.(a)	4,499	2,541,755
Dollar General Corp.	7,253	767,367
Dollar Tree, Inc.*	2,612	278,047
Fresh Market Holdings, Inc. (The), Escrow Shares(b)*	50,715	—
Grocery Outlet Holding Corp.*	19,094	550,862
Kroger Co. (The)	19,034	851,772
Performance Food Group Co.*	4,704	276,878
Sysco Corp.	5,891	389,101
Target Corp.	15,941	1,762,596
US Foods Holding Corp.*	23,409	929,337
Walgreens Boots Alliance, Inc.	23,517	523,018
Walmart, Inc.(a)	16,895	2,702,017
Weis Markets, Inc.	21	1,323
		11,574,073
Energy — 5.7%
APA Corp.	32,178	1,322,516
Baker Hughes Co.	63,216	2,232,789
Berry Corp.	312	2,558
California Resources Corp.	6,246	349,838
ChampionX Corp.	5,830	207,665
Chesapeake Energy Corp.	14,745	1,271,461
Chevron Corp.(a)	18,160	3,062,139
ConocoPhillips	11,713	1,403,217
CONSOL Energy, Inc.	5,692	597,148
Coterra Energy, Inc.	74,685	2,020,229
Crescent Point Energy Corp. (Canada)	17,530	145,499
Devon Energy Corp.	23,328	1,112,746
DHT Holdings, Inc. (Marshall Islands)	148,575	1,530,323
Dorian LPG Ltd. (Marshall Islands)	16,062	461,461
Enbridge, Inc. (Canada)	5,241	173,949
Enerplus Corp. (Canada)	55,267	974,357

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
EOG Resources, Inc.(a)	10,403	$ 1,318,684
EQT Corp.	49,261	1,999,011
Equitrans Midstream Corp.	22,310	209,045
Exxon Mobil Corp.(a)	25,572	3,006,756
FLEX LNG Ltd. (Bermuda)	3,587	108,184
Gulfport Energy Corp.*	3,058	362,862
Helix Energy Solutions Group, Inc.*	31,391	350,638
Helmerich & Payne, Inc.	15,458	651,709
Kinder Morgan, Inc.	81,768	1,355,713
Liberty Energy, Inc.	8,199	151,846
Marathon Petroleum Corp.(a)	9,067	1,372,200
Murphy Oil Corp.	3,777	171,287
Nabors Industries Ltd. (Bermuda)*	2,719	334,818
Nordic American Tankers Ltd. (Bermuda)	113,124	466,071
Occidental Petroleum Corp.	32,227	2,090,888
Patterson-UTI Energy, Inc.	1,307	18,089
Phillips 66	6,237	749,376
Pioneer Natural Resources Co.	4,282	982,933
Precision Drilling Corp. (Canada)*	419	28,123
TechnipFMC PLC (United Kingdom)	10,859	220,872
TETRA Technologies, Inc.*	1,329	8,479
Tidewater, Inc.*	4,765	338,649
Transocean Ltd. (Switzerland)*	50,571	415,188
US Silica Holdings, Inc.*	61,805	867,742
Valero Energy Corp.	2,133	302,267
Weatherford International PLC (Ireland)*	12,789	1,155,230
		35,904,555
Financial Services — 1.8%
Berkshire Hathaway, Inc., Class B*	8,071	2,827,271
BlackRock, Inc.	1,185	766,091
Cboe Global Markets, Inc.	2,265	353,816
CME Group, Inc.	1,744	349,184
Franklin Resources, Inc.	54,800	1,346,984
Intercontinental Exchange, Inc.(a)	15,379	1,691,997
MarketAxess Holdings, Inc.	1,172	250,386
Nasdaq, Inc.	33,296	1,617,853
Open Lending Corp., Class A*	23,833	174,457
T Rowe Price Group, Inc.(a)	16,841	1,766,116
		11,144,155
Food, Beverage & Tobacco — 4.3%
Altria Group, Inc.	38,266	1,609,085
Archer-Daniels-Midland Co.	12,495	942,373
B&G Foods, Inc.	2,120	20,967
Bunge Ltd. (Bermuda)	1,659	179,587
	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Cal-Maine Foods, Inc.	25,079	$ 1,214,325
Campbell Soup Co.	27,250	1,119,430
Celsius Holdings, Inc.*	10,489	1,799,912
Coca-Cola Co. (The)(a)	53,824	3,013,067
Coca-Cola Consolidated, Inc.	343	218,258
Conagra Brands, Inc.	3,746	102,715
Constellation Brands, Inc., Class A	2,794	702,216
Duckhorn Portfolio, Inc. (The)*	18,162	186,342
General Mills, Inc.	23,822	1,524,370
Hormel Foods Corp.	18,063	686,936
Ingredion, Inc.	1,905	187,452
J M Smucker Co. (The)	20,314	2,496,794
John B Sanfilippo & Son, Inc.	1,417	140,000
Kellanova	31,278	1,861,354
Keurig Dr Pepper, Inc.(a)	74,071	2,338,421
Kraft Heinz Co. (The)	50,298	1,692,025
Lamb Weston Holdings, Inc.	1	92
Lancaster Colony Corp.	3,156	520,835
Molson Coors Beverage Co., Class B	6,283	399,536
Mondelez International, Inc., Class A	13,023	903,796
Monster Beverage Corp.*	7,049	373,244
National Beverage Corp.*	531	24,968
PepsiCo, Inc.(a)	6,341	1,074,419
Philip Morris International, Inc.	11,854	1,097,443
Sovos Brands, Inc.*	5,109	115,208
TreeHouse Foods, Inc.*	4,539	197,810
		26,742,980
Health Care Equipment & Services — 5.8%
Align Technology, Inc.*	8,889	2,713,989
Apollo Medical Holdings, Inc.*	1,912	58,985
Baxter International, Inc.	31,297	1,181,149
Cardinal Health, Inc.(a)	2,247	195,085
Cencora, Inc.	5,579	1,004,053
Centene Corp.(a)*	34,190	2,355,007
Certara, Inc.*	12,366	179,802
CONMED Corp.	7,937	800,446
Cross Country Healthcare, Inc.*	17,288	428,570
CVS Health Corp.	25,114	1,753,459
DaVita, Inc.*	14,433	1,364,352
Dexcom, Inc.*	27,224	2,539,999
Edwards Lifesciences Corp.*	2,105	145,834
Elevance Health, Inc.	2,590	1,127,738
Embecta Corp.	6,326	95,206
Enovis Corp.*	9,089	479,263
Fulgent Genetics, Inc.*	8,437	225,605

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
GE HealthCare Technologies, Inc.	36,334	$ 2,472,165
GoodRx Holdings, Inc., Class A*	8,235	46,363
Guardant Health, Inc.*	13,412	397,532
Haemonetics Corp.*	10,931	979,199
HCA Healthcare, Inc.	4,436	1,091,167
HealthEquity, Inc.*	3,123	228,135
Hologic, Inc.*	14,988	1,040,167
Humana, Inc.(a)	3,985	1,938,782
IDEXX Laboratories, Inc.*	2,337	1,021,900
Intuitive Surgical, Inc.*	5,753	1,681,544
Laboratory Corp. of America Holdings	3,393	682,163
Lantheus Holdings, Inc.*	25,163	1,748,325
Medtronic PLC (Ireland)	245	19,198
Molina Healthcare, Inc.*	1,794	588,235
National HealthCare Corp.	9	576
NextGen Healthcare, Inc.*	9,095	215,824
Owens & Minor, Inc.*	3,581	57,869
Patterson Cos., Inc.	8,179	242,426
PetIQ, Inc.*	32	630
Privia Health Group, Inc.*	22,778	523,894
Progyny, Inc.*	9,226	313,869
Simulations Plus, Inc.	16	667
Stryker Corp.	4,446	1,214,958
Teleflex, Inc.	636	124,917
Tenet Healthcare Corp.*	6,721	442,847
UFP Technologies, Inc.*	2,586	417,510
Universal Health Services, Inc., Class B	3,357	422,076
Zimmer Biomet Holdings, Inc.	16,353	1,835,134
		36,396,614
Household & Personal Products — 1.9%
Church & Dwight Co., Inc.	3,516	322,171
Clorox Co. (The)	4,079	534,594
Colgate-Palmolive Co.	21,659	1,540,171
elf Beauty, Inc.(a)*	22,207	2,438,995
Kenvue, Inc.	100,464	2,017,317
Kimberly-Clark Corp.(a)	21,040	2,542,684
Olaplex Holdings, Inc.*	7,262	14,161
Procter & Gamble Co. (The)(a)	12,170	1,775,116
Spectrum Brands Holdings, Inc.	9,336	731,476
		11,916,685
Materials — 4.9%
Alamos Gold, Inc., Class A (Canada)	72,539	818,965
Alpha Metallurgical Resources, Inc.	71	18,441
Amcor PLC (Jersey)	43,386	397,416
	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Ball Corp.	11,042	$ 549,671
Berry Global Group, Inc.	20,897	1,293,733
Carpenter Technology Corp.	3,009	202,235
CF Industries Holdings, Inc.	17,491	1,499,678
Cleveland-Cliffs, Inc.*	132,858	2,076,571
Commercial Metals Co.	30,983	1,530,870
Dow, Inc.	5,053	260,533
DuPont de Nemours, Inc.(a)	25,598	1,909,355
Eastman Chemical Co.	2,805	215,200
Ecolab, Inc.	5,878	995,733
Franco-Nevada Corp. (Canada)	811	108,260
Freeport-McMoRan, Inc.	19,749	736,440
Hawkins, Inc.	645	37,958
HB Fuller Co.	4,754	326,172
Innospec, Inc.	2,682	274,100
International Flavors & Fragrances, Inc.	14,308	975,376
International Paper Co.	18,838	668,184
Kinross Gold Corp. (Canada)	105,072	479,128
Linde PLC (Ireland)	7,247	2,698,421
Livent Corp.*	63,431	1,167,765
LyondellBasell Industries NV, Class A (Netherlands)	8,343	790,082
Martin Marietta Materials, Inc.	2,080	853,798
Minerals Technologies, Inc.	4,992	273,362
Mosaic Co. (The)	20,531	730,904
NewMarket Corp.	1,009	459,135
Newmont Corp.	210	7,760
Nucor Corp.	10,898	1,703,902
Olin Corp.	8,807	440,174
Packaging Corp. of America	6,194	951,089
PPG Industries, Inc.	2,096	272,061
Quaker Chemical Corp.	4,753	760,480
RPM International, Inc.	5,898	559,189
Scotts Miracle-Gro Co. (The)	10,200	527,136
SilverCrest Metals, Inc. (Canada)*	3,634	16,026
Southern Copper Corp.	2,008	151,182
Steel Dynamics, Inc.	11,977	1,284,174
Vulcan Materials Co.	3,677	742,828
Warrior Met Coal, Inc.	3,778	192,980
Wheaton Precious Metals Corp. (Canada)	9,561	387,699
Worthington Industries, Inc.	5,309	328,202
		30,672,368
Media & Entertainment — 7.0%
Activision Blizzard, Inc.	1,805	169,002

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Alphabet, Inc., Class A(a)*	64,333	$ 8,418,616
Bumble, Inc., Class A*	28,330	422,684
Cardlytics, Inc.*	9,992	164,868
Cargurus, Inc.*	37,942	664,744
Cars.com, Inc.*	744	12,544
Charter Communications, Inc., Class A*	2,619	1,151,889
Cinemark Holdings, Inc.*	96,420	1,769,307
Comcast Corp., Class A	62,195	2,757,726
Electronic Arts, Inc.	16,788	2,021,275
Eventbrite, Inc., Class A*	31,683	312,394
Fox Corp., Class A	42,205	1,316,796
IMAX Corp. (Canada)*	28	541
Interpublic Group of Cos., Inc. (The)	34,080	976,733
Match Group, Inc.*	22,980	900,241
Meta Platforms, Inc., Class A(a)*	46,407	13,931,845
Netflix, Inc.(a)*	12,632	4,769,843
New York Times Co. (The), Class A	1,995	82,194
News Corp., Class A	34,311	688,279
Omnicom Group, Inc.	10,245	763,048
PubMatic, Inc., Class A*	1,565	18,937
Roku, Inc.*	8,748	617,521
Shutterstock, Inc.	13,158	500,662
Thryv Holdings, Inc.*	1,239	23,256
Vimeo, Inc.*	54,430	192,682
Walt Disney Co. (The)*	9,785	793,074
Warner Bros Discovery, Inc.*	146	1,586
Yelp, Inc.*	386	16,054
ZipRecruiter, Inc., Class A*	12,292	147,381
		43,605,722
Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
AbbVie, Inc.	10,618	1,582,719
Agilent Technologies, Inc.	25,961	2,902,959
Akero Therapeutics, Inc.*	247	12,493
Allogene Therapeutics, Inc.*	343	1,087
Amgen, Inc.	2,110	567,084
ANI Pharmaceuticals, Inc.*	1,839	106,772
Ardelyx, Inc.*	106,459	434,353
Biogen, Inc.*	7,959	2,045,543
Bio-Rad Laboratories, Inc., Class A*	3,200	1,147,040
Bristol-Myers Squibb Co.(a)	57,258	3,323,254
Catalyst Pharmaceuticals, Inc.*	37,626	439,848
Collegium Pharmaceutical, Inc.*	16,217	362,450
Cymabay Therapeutics, Inc.*	12,032	179,397
Gilead Sciences, Inc.	44,180	3,310,849
Harmony Biosciences Holdings, Inc.*	31,079	1,018,459
	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
ImmunoGen, Inc.*	4,365	$ 69,273
Immunovant, Inc.*	1,149	44,110
Incyte Corp.*	8,215	474,581
Intercept Pharmaceuticals, Inc.*	81	1,502
IQVIA Holdings, Inc.*	6,865	1,350,689
Jazz Pharmaceuticals PLC (Ireland)*	6,396	827,898
Johnson & Johnson(a)	25,482	3,968,821
Ligand Pharmaceuticals, Inc.*	3,645	218,408
Medpace Holdings, Inc.*	21	5,085
Merck & Co., Inc.	20,309	2,090,812
Mettler-Toledo International, Inc.*	2,437	2,700,367
Mirati Therapeutics, Inc.*	3,770	164,221
Mirum Pharmaceuticals, Inc.*	802	25,343
Organon & Co.	2,525	43,834
Pfizer, Inc.(a)	156,255	5,182,978
Quanterix Corp.*	6,595	178,988
Revvity, Inc.	14,666	1,623,526
Rhythm Pharmaceuticals, Inc.*	5,737	131,521
TG Therapeutics, Inc.*	41,893	350,225
Tilray Brands, Inc.*	365,221	872,878
Twist Bioscience Corp.*	14,934	302,563
Veracyte, Inc.*	11,024	246,166
Viatris, Inc.	98,195	968,203
West Pharmaceutical Services, Inc.	3,576	1,341,751
		40,618,050
Semiconductors & Semiconductor Equipment — 7.2%
Advanced Micro Devices, Inc.*	17,214	1,769,943
Aehr Test Systems*	3,424	156,477
Allegro MicroSystems, Inc.*	6,341	202,532
Applied Materials, Inc.(a)	36,337	5,030,858
Axcelis Technologies, Inc.*	2,216	361,319
Broadcom, Inc.(a)	7,606	6,317,391
Credo Technology Group Holding Ltd. (Cayman Islands)*	99	1,510
Diodes, Inc.*	12,043	949,470
KLA Corp.	4,846	2,222,666
Lam Research Corp.(a)	6,888	4,317,192
Lattice Semiconductor Corp.*	3,039	261,141
Microchip Technology, Inc.(a)	35,068	2,737,057
Monolithic Power Systems, Inc.	3,478	1,606,836
NVIDIA Corp.(a)	17,831	7,756,307
NXP Semiconductors NV (Netherlands)	15,634	3,125,549
ON Semiconductor Corp.(a)*	15,766	1,465,450
Photronics, Inc.*	37,241	752,641

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Qorvo, Inc.*	177	$ 16,898
QUALCOMM, Inc.(a)	18,538	2,058,830
Rambus, Inc.*	6,863	382,887
Skyworks Solutions, Inc.	34,829	3,433,791
SMART Global Holdings, Inc. (Cayman Islands)*	12,439	302,890
		45,229,635
Software & Services — 10.9%
Accenture PLC, Class A (Ireland)	9,921	3,046,838
Adobe, Inc.(a)*	5,813	2,964,049
Amdocs Ltd. (Guernsey)	4,994	421,943
ANSYS, Inc.*	1,902	565,940
AppLovin Corp., Class A*	29,355	1,173,026
Atlassian Corp., Class A*	2,566	517,075
BlackBerry Ltd. (Canada)*	139,091	655,119
Cadence Design Systems, Inc.*	4,365	1,022,720
Crowdstrike Holdings, Inc., Class A*	788	131,895
Descartes Systems Group, Inc. (The) (Canada)*	2,368	173,764
Dolby Laboratories, Inc., Class A	1,635	129,590
DXC Technology Co.*	16,957	353,214
Elastic NV (Netherlands)*	16,903	1,373,200
Fair Isaac Corp.*	362	314,408
Fortinet, Inc.(a)*	43,056	2,526,526
Freshworks, Inc., Class A*	19,232	383,102
Gartner, Inc.*	482	165,620
Gen Digital, Inc.	61,130	1,080,778
Gitlab, Inc., Class A*	5,509	249,117
Guidewire Software, Inc.*	7,283	655,470
InterDigital, Inc.	11,649	934,716
International Business Machines Corp.	10,854	1,522,816
Intuit, Inc.	2,120	1,083,193
Kyndryl Holdings, Inc.*	10,547	159,260
Microsoft Corp.(a)	29,155	9,205,691
MongoDB, Inc.*	3,712	1,283,832
nCino, Inc.*	75	2,385
NCR Corp.*	58,966	1,590,313
New Relic, Inc.*	14,299	1,224,280
Nutanix, Inc., Class A*	27,595	962,514
Okta, Inc.*	12,959	1,056,288
Oracle Corp.(a)	59,437	6,295,567
Palo Alto Networks, Inc.(a)*	23,394	5,484,489
Q2 Holdings, Inc.*	8,955	288,978
Qualys, Inc.*	910	138,821
Salesforce, Inc.(a)*	35,130	7,123,661
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Samsara, Inc., Class A*	42,273	$ 1,065,702
ServiceNow, Inc.(a)*	9,402	5,255,342
Smartsheet, Inc., Class A*	7,324	296,329
SolarWinds Corp.*	3,646	34,418
Splunk, Inc.*	10,366	1,516,028
Squarespace, Inc., Class A*	17,609	510,133
Synopsys, Inc.*	1,901	872,502
Thoughtworks Holding, Inc.*	1,699	6,932
Verint Systems, Inc.*	7,069	162,516
VeriSign, Inc.*	5,621	1,138,421
Workday, Inc., Class A*	1,486	319,267
Workiva, Inc.*	2,157	218,590
Yext, Inc.*	57,395	363,310
Zuora, Inc., Class A*	21,829	179,871
		68,199,559
Technology Hardware & Equipment — 6.2%
Amphenol Corp., Class A	15,921	1,337,205
Apple, Inc.(a)	55,294	9,466,886
Badger Meter, Inc.	105	15,106
Bel Fuse, Inc., Class B	3,035	144,830
CDW Corp.	3,597	725,731
Cisco Systems, Inc.(a)	88,753	4,771,361
Crane NXT Co.	2,366	131,479
ePlus, Inc.*	164	10,417
Extreme Networks, Inc.*	86,853	2,102,711
F5, Inc.*	3,296	531,118
Hewlett Packard Enterprise Co.	103,986	1,806,237
HP, Inc.(a)	100,003	2,570,077
Insight Enterprises, Inc.*	5,871	854,231
IonQ, Inc.*	21,412	318,611
Jabil, Inc.	2,070	262,662
Juniper Networks, Inc.	22,134	615,104
Keysight Technologies, Inc.*	8,143	1,077,400
Napco Security Technologies, Inc.	7,157	159,243
NetApp, Inc.	16,552	1,255,966
NetScout Systems, Inc.*	23,716	664,522
OSI Systems, Inc.*	1,504	177,532
Seagate Technology Holdings PLC (Ireland)	33,874	2,233,990
Super Micro Computer, Inc.(a)*	18,738	5,138,334
TE Connectivity Ltd. (Switzerland)	8,957	1,106,458
Trimble, Inc.*	2,298	123,770
TTM Technologies, Inc.*	5,940	76,507
Vishay Intertechnology, Inc.	20,667	510,888
Western Digital Corp.*	18,988	866,423
		39,054,799

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — 0.8%
Anterix, Inc.*	348	$ 10,920
AT&T, Inc.(a)	103,018	1,547,330
EchoStar Corp., Class A*	10,028	167,969
IDT Corp., Class B*	73	1,610
Iridium Communications, Inc.	2,617	119,047
T-Mobile US, Inc.(a)*	14,250	1,995,713
Verizon Communications, Inc.(a)	45,782	1,483,795
		5,326,384
Transportation — 2.4%
American Airlines Group, Inc.(a)*	85,009	1,088,965
ArcBest Corp.	1,893	192,423
Canadian National Railway Co. (Canada)	4,721	511,426
CH Robinson Worldwide, Inc.	13,524	1,164,822
CSX Corp.	77,751	2,390,843
Delta Air Lines, Inc.	43,406	1,606,022
Expeditors International of Washington, Inc.(a)	10,906	1,250,155
FedEx Corp.	9,238	2,447,331
Hub Group, Inc., Class A*	3,250	255,255
Kirby Corp.*	4,277	354,136
Knight-Swift Transportation Holdings, Inc.	3,721	186,608
Landstar System, Inc.	1,680	297,259
Norfolk Southern Corp.	3,062	603,000
Old Dominion Freight Line, Inc.	2,015	824,417
RXO, Inc.*	5,386	106,266
Ryder System, Inc.	2,180	233,151
SkyWest, Inc.*	9,622	403,547
Spirit Airlines, Inc.	10,373	171,154
Uber Technologies, Inc.*	3,510	161,425
Union Pacific Corp.	2,155	438,823
XPO, Inc.*	2,604	194,415
		14,881,443
Utilities — 1.8%
ALLETE, Inc.	17,317	914,338
American States Water Co.	1,684	132,497
American Water Works Co., Inc.	3,064	379,415
Atmos Energy Corp.	524	55,507
Black Hills Corp.	9,349	472,966
Brookfield Renewable Corp., Class A (Canada)	5,861	140,312
Clearway Energy, Inc., Class C	10,306	218,075
Consolidated Edison, Inc.	18,046	1,543,474
Constellation Energy Corp.(a)	9,118	994,592
DTE Energy Co.	3,015	299,329
	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Duke Energy Corp.	10,065	$ 888,337
Entergy Corp.	16,172	1,495,910
NextEra Energy, Inc.	2,764	158,350
NRG Energy, Inc.	13,850	533,502
Otter Tail Corp.	3,236	245,677
Pinnacle West Capital Corp.	3,928	289,415
PPL Corp.	32,386	763,014
Public Service Enterprise Group, Inc.	162	9,219
Vistra Corp.	59,821	1,984,861
		11,518,790
TOTAL COMMON STOCKS (Cost $545,868,828)		592,484,146
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.5%		34,329,314
NET ASSETS - 100.0%		$ 626,813,460

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
The portfolio matures between July 23, 2025 and July 11, 2028, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The maturity date shown in the table below is the earliest maturity date for the specific entity. The following table represents the individual long and short positions and related values of total return swaps, which represents (34.8)% of net assets as of September 30, 2023:
Total Return Swaps
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
Adient PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	7,232	$ 279,800	$ 265,414	$ 612
BorgWarner, Inc.	USFF +0.250%	Weekly	MS	07/08/27	6,029	225,675	243,391	32,213
Ford Motor Co.	USFF +0.250%	Weekly	MS	07/23/25	54,261	625,618	673,922	292,888
Fox Factory Holding Corp.	USFF +0.250%	Weekly	MS	07/11/28	186	17,998	18,429	1,399
General Motors Co.	USFF +0.250%	Weekly	MS	07/23/25	35,789	1,389,609	1,179,963	(125,410)
Holley, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,416	8,047	7,066	(546)
Modine Manufacturing Co.	USFF +0.250%	Weekly	MS	07/08/27	1,469	30,491	67,207	38,354
Patrick Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	12	903	901	51
Thor Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,162	208,865	205,671	8,003
Visteon Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,034	147,963	142,764	2,216
					109,590	2,934,969	2,804,728	249,780
Capital Goods
3M Co.	USFF +0.250%	Weekly	MS	01/10/28	1,668	164,284	156,158	4,034
A. O. Smith Corp.	USFF +0.250%	Weekly	MS	07/08/27	4,222	259,735	279,201	36,754
Acuity Brands, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,012	162,426	172,354	19,489
AECOM	USFF +0.250%	Weekly	MS	07/11/28	1,449	125,658	120,325	1,151
Alamo Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	148	26,203	25,583	753
Allegion PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	80	8,307	8,336	478
Allison Transmission Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,055	62,053	62,308	3,970
American Woodmark Corp.	USFF +0.250%	Weekly	MS	01/10/28	787	58,643	59,505	4,008
AMETEK, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,498	207,092	221,344	26,488
Apogee Enterprises, Inc.	USFF +0.250%	Weekly	MS	07/11/28	120	5,749	5,650	252
Applied Industrial Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	687	104,286	106,217	7,560
Array Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	14,359	280,577	318,626	55,286
Astec Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	92	4,483	4,334	95
Axon Enterprise, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,263	453,536	450,314	21,086
AZEK Co., Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	7,392	238,951	219,838	(6,304)
Beacon Roofing Supply, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,308	105,577	100,938	507
Blue Bird Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,269	26,509	27,093	2,008
Boeing Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	4,169	871,693	799,114	(25,865)
Boise Cascade Co.	USFF +0.250%	Weekly	MS	07/23/25	784	71,771	80,783	17,454
Builders FirstSource, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,429	81,137	177,896	101,111
CAE, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	29	676	677	41
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Carrier Global Corp.	USFF +0.250%	Weekly	MS	07/08/27	3,505	$ 175,361	$ 193,476	$ 28,331
Caterpillar, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,873	964,482	1,057,329	151,161
Comfort Systems USA, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,793	257,729	305,545	62,332
Core & Main, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	4,538	133,910	130,921	4,191
Crane Co.	USFF +0.250%	Weekly	MS	01/10/28	3,340	276,811	296,726	35,257
CSW Industrials, Inc.	USFF +0.250%	Weekly	MS	01/10/28	237	37,853	41,532	5,752
Curtiss-Wright Corp.	USFF +0.250%	Weekly	MS	07/06/26	832	151,948	162,764	19,280
Deere & Co.	USFF +0.250%	Weekly	MS	07/08/27	900	335,017	339,642	27,653
Donaldson Co., Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,102	188,515	185,003	7,542
EMCOR Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,120	240,545	235,637	8,084
Emerson Electric Co.	USFF +0.250%	Weekly	MS	01/10/28	13,069	1,237,897	1,262,073	94,103
Encore Wire Corp.	USFF +0.250%	Weekly	MS	01/07/27	827	91,957	150,894	69,746
Enerpac Tool Group Corp.	USFF +0.250%	Weekly	MS	07/08/27	3,414	85,954	90,232	8,868
EnerSys	USFF +0.250%	Weekly	MS	01/10/28	2,543	264,206	240,746	(8,787)
EnPro Industries, Inc.	USFF +0.250%	Weekly	MS	07/08/27	716	72,135	86,772	18,943
Fastenal Co.	USFF +0.250%	Weekly	MS	01/10/28	2,138	115,971	116,820	8,522
Fortune Brands Innovations, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,871	277,878	302,781	42,462
Gates Industrial Corp. PLC (United Kingdom)	USFF +0.250%	Weekly	MS	01/10/28	7,133	90,768	82,814	(3,141)
General Dynamics Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,144	682,595	694,730	51,292
General Electric Co.	USFF +0.250%	Weekly	MS	01/07/27	5,611	518,427	620,296	130,930
Gibraltar Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	787	56,179	53,130	(34)
Griffon Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,670	147,430	185,259	52,968
Hillman Solutions Corp.	USFF +0.250%	Weekly	MS	01/10/28	10,989	91,685	90,659	3,891
Honeywell International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	342	63,796	63,181	3,590
Howmet Aerospace, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,902	93,827	134,218	48,238
Hubbell, Inc.	USFF +0.250%	Weekly	MS	01/07/27	84	18,057	26,326	9,642
Hyster-Yale Materials Handling, Inc.	USFF +0.250%	Weekly	MS	07/11/28	170	7,827	7,579	206
IES Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	78	5,468	5,138	(33)
Illinois Tool Works, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,380	311,046	317,828	28,539
ITT, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,101	107,810	107,799	6,020
Johnson Controls International PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	2,268	131,497	120,680	(2,951)
Kennametal, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,707	98,556	92,230	(930)
L3Harris Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	244	41,258	42,485	3,485
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Lockheed Martin Corp.	USFF +0.250%	Weekly	MS	01/05/26	1,659	$722,327	$678,465	$ 10,300
Masco Corp.	USFF +0.250%	Weekly	MS	07/08/27	5,238	264,049	279,971	34,290
MSC Industrial Direct Co., Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	2,546	234,473	249,890	30,267
Mueller Industries, Inc.	USFF +0.250%	Weekly	MS	07/06/26	3,918	224,984	294,477	89,522
NEXTracker, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	872	33,362	35,020	3,455
Nordson Corp.	USFF +0.250%	Weekly	MS	07/11/28	107	23,657	23,879	938
nVent Electric PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	668	24,617	35,397	12,352
Otis Worldwide Corp.	USFF +0.250%	Weekly	MS	07/08/27	4,789	380,590	384,605	26,884
PACCAR, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,124	148,805	180,582	44,513
Parker-Hannifin Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,098	451,029	427,693	1,089
Pentair PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	3,322	196,399	215,100	29,845
Powell Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	699	51,220	57,947	9,568
Quanta Services, Inc.	USFF +0.250%	Weekly	MS	07/23/25	477	95,905	89,232	(1,486)
REV Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	105	1,603	1,680	171
RTX Corp.	USFF +0.250%	Weekly	MS	07/11/28	533	39,606	38,360	(928)
Shoals Technologies Group, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	5,933	124,123	108,277	(9,756)
Simpson Manufacturing Co., Inc.	USFF +0.250%	Weekly	MS	07/11/28	84	12,515	12,584	743
Snap-on, Inc.	USFF +0.250%	Weekly	MS	01/10/28	948	235,965	241,797	22,160
SPX Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,694	133,314	137,892	11,660
Standex International Corp.	USFF +0.250%	Weekly	MS	01/10/28	296	41,961	43,124	3,458
Stanley Black & Decker, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,901	247,614	242,466	8,125
Sterling Infrastructure, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,186	109,537	160,627	56,964
Tennant Co.	USFF +0.250%	Weekly	MS	07/11/28	308	24,779	22,838	(570)
Terex Corp.	USFF +0.250%	Weekly	MS	07/08/27	6,897	345,902	397,405	71,895
Textron, Inc.	USFF +0.250%	Weekly	MS	01/07/27	4,957	303,859	387,340	100,942
Transcat, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4	384	392	33
TransDigm Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	227	161,504	191,391	38,805
UFP Industries, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,226	175,004	227,942	64,828
Valmont Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	491	137,340	117,943	(13,534)
Veritiv Corp.	USFF +0.250%	Weekly	MS	07/06/26	2,403	269,423	405,867	156,729
Vertiv Holdings Co.	USFF +0.250%	Weekly	MS	07/11/28	11,758	415,195	437,398	44,455
Wabash National Corp.	USFF +0.250%	Weekly	MS	07/08/27	5,941	129,660	125,474	3,363
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Watts Water Technologies, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	920	$ 151,057	$ 158,994	$ 16,697
Westinghouse Air Brake Technologies Corp.	USFF +0.250%	Weekly	MS	07/08/27	1	85	106	388
WillScot Mobile Mini Holdings Corp.	USFF +0.250%	Weekly	MS	07/08/27	1,694	73,970	70,453	(655)
Woodward, Inc.	USFF +0.250%	Weekly	MS	07/11/28	744	94,264	92,449	3,241
WW Grainger, Inc.	USFF +0.250%	Weekly	MS	07/06/26	657	331,873	454,539	146,424
					222,673	17,105,695	18,269,435	2,202,683
Commercial & Professional Services
ACV Auctions, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	13,705	216,187	208,042	2,447
Automatic Data Processing, Inc.	USFF +0.250%	Weekly	MS	07/23/25	1,504	332,835	361,832	55,219
Brady Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	381	21,243	20,925	823
BrightView Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	123	969	953	40
Broadridge Financial Solutions, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,820	276,496	325,871	68,639
Concentrix Corp.	USFF +0.250%	Weekly	MS	01/10/28	848	81,861	67,933	(10,131)
Copart, Inc.	USFF +0.250%	Weekly	MS	01/07/27	9,547	283,362	411,380	143,179
CRA International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	6	624	605	18
Insperity, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,105	122,255	107,848	(7,730)
Legalzoom.com, Inc.	USFF +0.250%	Weekly	MS	01/10/28	5,110	58,812	55,903	(69)
MillerKnoll, Inc.	USFF +0.250%	Weekly	MS	07/11/28	207	4,999	5,061	334
MSA Safety, Inc.	USFF +0.250%	Weekly	MS	07/11/28	206	35,019	32,476	(663)
OPENLANE, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,923	28,901	28,691	1,328
Paychex, Inc.	USFF +0.250%	Weekly	MS	01/05/26	2,792	314,477	322,001	28,511
Republic Services, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,413	620,424	628,897	45,506
Robert Half, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,132	83,916	82,953	3,701
Rollins, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,068	73,654	77,198	8,729
Science Applications International Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,497	163,136	157,993	3,604
Steelcase, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	458	5,006	5,116	382
Tetra Tech, Inc.	USFF +0.250%	Weekly	MS	07/08/27	15	1,920	2,280	482
Thomson Reuters Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	10	1,228	1,223	65
TransUnion	USFF +0.250%	Weekly	MS	07/11/28	1,731	127,813	124,268	3,351
Upwork, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,682	64,654	53,188	(7,998)
Verisk Analytics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,607	309,616	379,638	89,196
					56,890	3,229,407	3,462,275	428,963
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Discretionary Distribution & Retail
Abercrombie & Fitch Co., Class A	USFF +0.250%	Weekly	MS	01/10/28	2,874	$ 116,652	$ 162,007	$ 51,635
Academy Sports & Outdoors, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,085	100,538	98,558	3,443
Amazon.com, Inc.	USFF +0.250%	Weekly	MS	07/08/27	13,882	1,390,361	1,764,680	448,827
Arhaus, Inc.	USFF +0.250%	Weekly	MS	01/10/28	3,504	26,582	32,587	7,434
AutoZone, Inc.	USFF +0.250%	Weekly	MS	07/11/28	25	63,618	63,500	3,294
Bath & Body Works, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,869	82,474	96,972	21,694
Best Buy Co., Inc.	USFF +0.250%	Weekly	MS	01/07/27	174	12,172	12,088	1,177
CarMax, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,201	76,567	84,947	12,487
Carvana Co.	USFF +0.250%	Weekly	MS	07/11/28	25,331	1,072,213	1,063,395	45,452
Designer Brands, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	520	6,341	6,583	586
Dick's Sporting Goods, Inc.	USFF +0.250%	Weekly	MS	07/11/28	898	101,906	97,505	1,935
Dillard's, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	184	58,255	60,869	6,055
eBay, Inc.	USFF +0.250%	Weekly	MS	01/07/27	7,222	300,862	318,418	38,839
Etsy, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,975	250,816	192,126	(45,246)
Five Below, Inc.	USFF +0.250%	Weekly	MS	01/10/28	513	91,907	82,542	(4,985)
Gap, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	25,853	232,598	274,817	57,460
Group 1 Automotive, Inc.	USFF +0.250%	Weekly	MS	07/08/27	80	12,290	21,497	10,122
Home Depot, Inc. (The)	USFF +0.250%	Weekly	MS	01/07/27	1,156	340,933	349,297	31,970
Kohl's Corp.	USFF +0.250%	Weekly	MS	07/11/28	196	4,166	4,108	170
LKQ Corp.	USFF +0.250%	Weekly	MS	07/23/25	3,581	182,296	177,295	9,503
Lowe's Cos., Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,053	399,854	426,696	54,690
Monro, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,275	79,205	63,177	(11,450)
Nordstrom, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,706	44,934	40,428	(2,012)
ODP Corp. (The)	USFF +0.250%	Weekly	MS	01/07/27	4,792	197,060	221,151	34,654
O'Reilly Automotive, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2	1,561	1,818	2,279
Pool Corp.	USFF +0.250%	Weekly	MS	01/10/28	550	190,646	195,855	16,180
Ross Stores, Inc.	USFF +0.250%	Weekly	MS	01/07/27	312	26,618	35,240	10,495
Sally Beauty Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	279	2,342	2,338	125
Target Corp.	USFF +0.250%	Weekly	MS	07/11/28	4,250	526,092	469,923	(27,909)
TJX Cos., Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	2,766	238,252	245,842	20,733
Tractor Supply Co.	USFF +0.250%	Weekly	MS	07/11/28	50	10,208	10,153	495
Ulta Beauty, Inc.	USFF +0.250%	Weekly	MS	01/07/27	622	262,415	248,458	109
Urban Outfitters, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,273	137,044	172,374	42,638
Valvoline, Inc.	USFF +0.250%	Weekly	MS	01/10/28	12,866	464,907	414,800	(25,292)
					133,919	7,104,685	7,512,044	817,587
Consumer Durables & Apparel
BRP, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	61	4,596	4,627	315
Carter's, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,653	191,883	183,455	2,654
Cavco Industries, Inc.	USFF +0.250%	Weekly	MS	07/23/25	321	70,679	85,277	18,389
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Cricut, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	559	$ 5,526	$ 5,193	$ (33)
Crocs, Inc.	USFF +0.250%	Weekly	MS	07/08/27	385	28,420	33,969	7,076
DR Horton, Inc.	USFF +0.250%	Weekly	MS	07/23/25	1,087	88,143	116,820	38,272
Ethan Allen Interiors, Inc.	USFF +0.250%	Weekly	MS	07/11/28	83	2,451	2,482	166
Garmin Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/08/27	4,653	465,436	489,496	55,454
G-III Apparel Group Ltd.	USFF +0.250%	Weekly	MS	07/11/28	892	21,763	22,229	1,636
Helen of Troy Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	2,144	281,472	249,905	(16,480)
Installed Building Products, Inc.	USFF +0.250%	Weekly	MS	07/11/28	263	33,368	32,846	1,275
La-Z-Boy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,335	36,736	41,225	7,019
Leggett & Platt, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,684	49,048	42,790	(2,904)
Lululemon Athletica, Inc.	USFF +0.250%	Weekly	MS	07/11/28	656	258,661	252,960	8,163
Malibu Boats, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	617	31,295	30,245	605
Mohawk Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	343	31,806	29,433	(665)
NIKE, Inc., Class B	USFF +0.250%	Weekly	MS	01/07/27	2,762	276,665	264,102	4,995
NVR, Inc.	USFF +0.250%	Weekly	MS	01/07/27	21	91,401	125,229	38,730
Polaris, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,317	275,099	241,292	(16,820)
PulteGroup, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,394	260,836	325,376	80,305
PVH Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,001	79,404	76,587	1,453
Ralph Lauren Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,747	196,664	202,809	18,674
Skyline Champion Corp.	USFF +0.250%	Weekly	MS	01/05/26	613	32,320	39,060	8,477
Steven Madden Ltd.	USFF +0.250%	Weekly	MS	07/08/27	1,950	62,740	61,952	3,721
Tapestry, Inc.	USFF +0.250%	Weekly	MS	01/07/27	17,381	616,368	499,704	(64,951)
TopBuild Corp.	USFF +0.250%	Weekly	MS	07/11/28	455	119,723	114,478	1,175
Vista Outdoor, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,982	109,347	131,884	29,561
Vizio Holding Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	36	198	195	12
YETI Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5,096	238,317	245,729	20,141
					59,491	3,960,365	3,951,349	246,415
Consumer Services
Accel Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/11/28	226	2,477	2,475	134
Adtalem Global Education, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,236	46,556	52,963	9,037
Aramark	USFF +0.250%	Weekly	MS	07/11/28	4,935	181,707	171,245	(721)
Booking Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	154	321,470	474,928	170,288
Boyd Gaming Corp.	USFF +0.250%	Weekly	MS	01/10/28	495	32,921	30,111	(963)
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Bright Horizons Family Solutions, Inc.	USFF +0.250%	Weekly	MS	07/08/27	211	$ 11,947	$ 17,188	$ 8,681
Brinker International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,249	142,991	134,226	(1,458)
Caesars Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/08/27	8,017	328,350	371,588	58,620
Cheesecake Factory, Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	1,669	56,565	50,571	(2,628)
Chipotle Mexican Grill, Inc.	USFF +0.250%	Weekly	MS	01/10/28	167	319,804	305,916	3,252
Coursera, Inc.	USFF +0.250%	Weekly	MS	07/11/28	428	7,812	7,999	609
Darden Restaurants, Inc.	USFF +0.250%	Weekly	MS	01/10/28	647	96,570	92,663	(252)
Dave & Buster's Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/11/28	87	3,202	3,225	591
Dine Brands Global, Inc.	USFF +0.250%	Weekly	MS	01/10/28	623	36,425	30,807	(3,357)
DraftKings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	1,796	55,537	52,874	317
Duolingo, Inc.	USFF +0.250%	Weekly	MS	07/11/28	300	47,136	49,761	5,155
Frontdoor, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,460	143,216	136,431	893
Jack in the Box, Inc.	USFF +0.250%	Weekly	MS	07/11/28	60	4,098	4,144	269
Marriott International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	3,562	637,286	700,147	99,282
McDonald's Corp.	USFF +0.250%	Weekly	MS	01/05/26	1,592	397,354	419,396	50,865
MGM Resorts International	USFF +0.250%	Weekly	MS	01/07/27	7,626	279,333	280,332	16,003
Monarch Casino & Resort, Inc.	USFF +0.250%	Weekly	MS	07/11/28	172	11,302	10,681	13
Planet Fitness, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	3,884	182,259	191,015	18,526
Royal Caribbean Cruises Ltd. (Liberia)	USFF +0.250%	Weekly	MS	01/10/28	6,568	552,486	605,176	82,052
Six Flags Entertainment Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,658	38,165	38,980	2,941
Starbucks Corp.	USFF +0.250%	Weekly	MS	01/07/27	446	41,657	40,706	1,581
Wendy's Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	2,470	51,343	50,413	2,783
Wynn Resorts Ltd.	USFF +0.250%	Weekly	MS	01/10/28	2,329	226,653	215,223	1,018
Yum! Brands, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,449	565,303	555,858	27,556
					64,516	4,821,925	5,097,042	551,087
Consumer Staples Distribution & Retail
Costco Wholesale Corp.	USFF +0.250%	Weekly	MS	01/07/27	980	493,937	553,661	94,164
Dollar General Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,902	235,905	201,232	(22,028)
Dollar Tree, Inc.	USFF +0.250%	Weekly	MS	07/11/28	685	73,511	72,918	3,351
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Staples Distribution & Retail — (continued)
Grocery Outlet Holding Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,987	$ 151,537	$ 143,875	$ 462
Kroger Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	5,048	232,586	225,898	7,082
Performance Food Group Co.	USFF +0.250%	Weekly	MS	07/11/28	1,245	75,775	73,281	1,570
Sysco Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,566	114,021	103,434	(3,943)
US Foods Holding Corp.	USFF +0.250%	Weekly	MS	07/08/27	5,893	202,529	233,952	44,421
Walgreens Boots Alliance, Inc.	USFF +0.250%	Weekly	MS	07/23/25	6,329	224,450	140,757	(50,617)
Walmart, Inc.	USFF +0.250%	Weekly	MS	01/07/27	4,367	602,748	698,414	137,284
Weis Markets, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5	312	315	23
					33,007	2,407,311	2,447,737	211,769
Energy
APA Corp.	USFF +0.250%	Weekly	MS	01/10/28	7,705	315,708	316,676	18,223
Baker Hughes Co.	USFF +0.250%	Weekly	MS	07/08/27	15,550	436,699	549,226	143,304
Berry Corp.	USFF +0.250%	Weekly	MS	07/11/28	82	688	672	297
California Resources Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,643	63,978	92,024	32,398
ChampionX Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,464	37,904	52,148	16,403
Chesapeake Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,586	283,460	309,221	44,842
Chevron Corp.	USFF +0.250%	Weekly	MS	07/06/26	4,661	719,213	785,938	150,905
ConocoPhillips	USFF +0.250%	Weekly	MS	07/08/27	3,052	312,999	365,630	78,849
CONSOL Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,437	78,185	150,756	75,892
Coterra Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	19,139	462,177	517,710	85,149
Crescent Point Energy Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	4,614	27,072	38,296	12,504
Devon Energy Corp.	USFF +0.250%	Weekly	MS	07/11/28	6,122	297,240	292,019	10,712
DHT Holdings, Inc. (Marshall Islands)	USFF +0.250%	Weekly	MS	07/08/27	38,125	326,919	392,688	113,556
Dorian LPG Ltd. (Marshall Islands)	USFF +0.250%	Weekly	MS	01/10/28	4,197	94,570	120,580	36,721
Enbridge, Inc. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	1,504	53,763	49,918	68
Enerplus Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	14,528	217,280	256,129	52,437
EOG Resources, Inc.	USFF +0.250%	Weekly	MS	07/23/25	2,516	274,807	318,928	64,277
EQT Corp.	USFF +0.250%	Weekly	MS	07/08/27	12,043	417,214	488,705	96,581
Equitrans Midstream Corp.	USFF +0.250%	Weekly	MS	01/10/28	5,853	28,252	54,843	29,864
Exxon Mobil Corp.	USFF +0.250%	Weekly	MS	01/05/26	7,519	722,820	884,084	256,353
FLEX LNG Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/08/27	954	28,453	28,773	4,263
Gulfport Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	788	65,883	93,504	31,222
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Helix Energy Solutions Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	8,243	$ 91,069	$ 92,074	$ 5,890
Helmerich & Payne, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,078	169,577	171,928	11,939
Kinder Morgan, Inc.	USFF +0.250%	Weekly	MS	07/08/27	21,467	368,912	355,923	23,369
Liberty Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,153	26,241	39,874	19,093
Marathon Petroleum Corp.	USFF +0.250%	Weekly	MS	07/23/25	2,548	255,804	385,614	161,705
Murphy Oil Corp.	USFF +0.250%	Weekly	MS	01/10/28	989	32,920	44,851	14,064
Nabors Industries Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/08/27	716	84,159	88,168	8,099
Nordic American Tankers Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	01/10/28	29,605	108,393	121,973	25,296
Occidental Petroleum Corp.	USFF +0.250%	Weekly	MS	07/23/25	11,852	454,066	768,958	350,109
Patterson-UTI Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	343	4,780	4,747	(235)
Phillips 66	USFF +0.250%	Weekly	MS	01/07/27	1,687	170,654	202,693	43,314
Pioneer Natural Resources Co.	USFF +0.250%	Weekly	MS	01/10/28	1,134	255,809	260,310	21,192
Precision Drilling Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	108	7,469	7,249	185
TechnipFMC PLC (United Kingdom)	USFF +0.250%	Weekly	MS	07/08/27	2,713	48,549	55,182	9,641
TETRA Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	351	2,249	2,239	115
Tidewater, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,266	56,609	89,975	36,403
Transocean Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/11/28	13,383	107,725	109,874	7,920
US Silica Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	16,191	208,494	227,322	29,895
Valero Energy Corp.	USFF +0.250%	Weekly	MS	07/11/28	562	73,318	79,641	13,275
Weatherford International PLC (Ireland)	USFF +0.250%	Weekly	MS	01/07/27	3,363	251,116	303,780	66,351
					279,834	8,043,197	9,570,843	2,202,440
Financial Services
Berkshire Hathaway, Inc., Class B	USFF +0.250%	Weekly	MS	07/23/25	12,567	2,880,495	4,402,220	1,676,084
BlackRock, Inc.	USFF +0.250%	Weekly	MS	01/10/28	314	225,988	202,998	(6,366)
Cboe Global Markets, Inc.	USFF +0.250%	Weekly	MS	01/10/28	552	67,853	86,228	22,850
CME Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	408	70,288	81,690	19,283
Franklin Resources, Inc.	USFF +0.250%	Weekly	MS	07/06/26	13,110	313,058	322,244	45,721
Intercontinental Exchange, Inc.	USFF +0.250%	Weekly	MS	01/07/27	3,544	338,136	389,911	77,678
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Financial Services — (continued)
MarketAxess Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	307	$ 84,021	$ 65,587	$ (13,294)
Nasdaq, Inc.	USFF +0.250%	Weekly	MS	07/23/25	10,219	491,019	496,541	49,900
Open Lending Corp.	USFF +0.250%	Weekly	MS	01/07/27	6,067	48,246	44,410	(1,281)
T Rowe Price Group, Inc.	USFF +0.250%	Weekly	MS	07/23/25	4,584	537,220	480,724	8,108
					51,672	5,056,324	6,572,553	1,878,683
Food, Beverage & Tobacco
Altria Group, Inc.	USFF +0.250%	Weekly	MS	07/23/25	10,286	472,323	432,526	22,519
Archer-Daniels-Midland Co.	USFF +0.250%	Weekly	MS	01/05/26	3,070	227,488	231,539	19,161
B&G Foods, Inc.	USFF +0.250%	Weekly	MS	07/11/28	473	4,730	4,678	205
Bunge Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	436	49,202	47,197	849
Cal-Maine Foods, Inc.	USFF +0.250%	Weekly	MS	07/08/27	6,285	311,694	304,320	20,205
Campbell Soup Co.	USFF +0.250%	Weekly	MS	07/08/27	6,923	350,222	284,397	(45,218)
Celsius Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,728	261,683	468,125	220,468
Coca-Cola Co. (The)	USFF +0.250%	Weekly	MS	01/05/26	13,548	794,160	758,417	33,115
Coca-Cola Consolidated, Inc.	USFF +0.250%	Weekly	MS	07/11/28	91	62,537	57,905	(1,277)
Conagra Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	973	28,509	26,680	(297)
Constellation Brands, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	735	191,197	184,728	3,780
Duckhorn Portfolio, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	4,782	63,356	49,063	(11,604)
General Mills, Inc.	USFF +0.250%	Weekly	MS	01/05/26	6,161	402,701	394,242	19,714
Hormel Foods Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,749	184,651	180,604	6,340
Ingredion, Inc.	USFF +0.250%	Weekly	MS	01/10/28	497	52,390	48,905	39
J M Smucker Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	5,338	776,624	656,094	(75,742)
John B Sanfilippo & Son, Inc.	USFF +0.250%	Weekly	MS	01/10/28	373	39,912	36,852	(461)
Kellanova	USFF +0.250%	Weekly	MS	07/08/27	8,239	543,817	490,303	(15,452)
Keurig Dr Pepper, Inc.	USFF +0.250%	Weekly	MS	01/07/27	19,410	692,361	612,774	(29,438)
Kraft Heinz Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	13,305	486,139	447,580	(7,246)
Lamb Weston Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1	76	92	26
Lancaster Colony Corp.	USFF +0.250%	Weekly	MS	01/10/28	839	166,298	138,460	(19,298)
Molson Coors Beverage Co., Class B	USFF +0.250%	Weekly	MS	07/08/27	1,639	88,536	104,224	21,892
Mondelez International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	3,495	252,500	242,553	3,961
Monster Beverage Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,875	108,159	99,281	(3,150)
National Beverage Corp.	USFF +0.250%	Weekly	MS	07/11/28	134	6,321	6,301	323
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
PepsiCo, Inc.	USFF +0.250%	Weekly	MS	07/23/25	1,564	$ 272,889	$ 265,004	$ 18,355
Philip Morris International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,117	303,719	288,572	5,125
Sovos Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,436	32,344	32,382	1,775
TreeHouse Foods, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,237	47,106	53,908	8,882
					123,739	7,273,644	6,947,706	197,551
Health Care Equipment & Services
Align Technology, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,337	758,828	713,533	(4,629)
AmerisourceBergen Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,458	264,135	262,396	13,023
Apollo Medical Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	499	17,458	15,394	(1,124)
Baxter International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	7,719	327,255	291,315	(15,072)
Cardinal Health, Inc.	USFF +0.250%	Weekly	MS	07/08/27	387	26,240	33,599	9,473
Centene Corp.	USFF +0.250%	Weekly	MS	07/08/27	8,052	577,762	554,622	5,731
Certara, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,252	50,144	47,284	(169)
CONMED Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,073	240,909	209,062	(18,549)
Cross Country Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,427	120,290	109,745	(5,134)
CVS Health Corp.	USFF +0.250%	Weekly	MS	07/23/25	6,481	470,993	452,503	18,904
DaVita, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,725	345,518	352,124	25,125
Dexcom, Inc.	USFF +0.250%	Weekly	MS	07/08/27	7,203	677,695	672,040	30,274
Edwards Lifesciences Corp.	USFF +0.250%	Weekly	MS	07/08/27	392	26,764	27,158	1,832
Elevance Health, Inc.	USFF +0.250%	Weekly	MS	01/10/28	689	311,499	300,004	6,470
Embecta Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,670	27,916	25,134	(1,267)
Enovis Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,371	114,300	125,023	17,091
Fulgent Genetics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,065	120,434	55,218	(58,758)
GE HealthCare Technologies, Inc.	USFF +0.250%	Weekly	MS	01/07/27	9,035	597,299	614,741	49,895
GoodRx Holdings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	2,161	12,223	12,166	602
Guardant Health, Inc.	USFF +0.250%	Weekly	MS	01/10/28	3,543	129,449	105,015	(17,874)
Haemonetics Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,845	243,126	254,855	24,758
HCA Healthcare, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,005	197,781	247,210	62,692
HealthEquity, Inc.	USFF +0.250%	Weekly	MS	07/11/28	820	58,892	59,901	4,168
Hologic, Inc.	USFF +0.250%	Weekly	MS	07/23/25	3,937	294,610	273,228	(5,591)
Humana, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,026	505,578	499,170	23,840
IDEXX Laboratories, Inc.	USFF +0.250%	Weekly	MS	07/08/27	614	234,675	268,484	46,388
Intuitive Surgical, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,511	482,304	441,650	(14,976)
Laboratory Corp. of America Holdings	USFF +0.250%	Weekly	MS	07/11/28	891	186,983	179,136	2,445
Lantheus Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	6,557	407,141	455,580	64,607
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Medtronic PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	64	$ 5,035	$ 5,015	$ 254
Molina Healthcare, Inc.	USFF +0.250%	Weekly	MS	01/07/27	502	145,367	164,601	27,027
NextGen Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,538	44,878	60,227	17,757
Owens & Minor, Inc.	USFF +0.250%	Weekly	MS	07/11/28	942	15,247	15,223	797
Patterson Cos., Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,163	69,510	64,111	(2,061)
PetIQ, Inc.	USFF +0.250%	Weekly	MS	07/11/28	11	215	217	(24)
Privia Health Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	5,981	147,516	137,563	(2,044)
Progyny, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,426	87,674	82,533	(439)
Simulations Plus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4	165	167	(215)
Stryker Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,232	350,347	336,669	5,633
Teleflex, Inc.	USFF +0.250%	Weekly	MS	07/11/28	167	34,699	32,800	(35)
Tenet Healthcare Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,781	131,229	117,350	(6,843)
UFP Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	683	98,161	110,270	17,324
Universal Health Services, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	881	118,780	110,768	(1,489)
Zimmer Biomet Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	4,419	551,186	495,900	(22,610)
					112,539	9,628,210	9,390,704	297,207
Household & Personal Products
Church & Dwight Co., Inc.	USFF +0.250%	Weekly	MS	07/11/28	925	88,478	84,758	1,219
Clorox Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	953	143,199	124,900	(9,869)
Colgate-Palmolive Co.	USFF +0.250%	Weekly	MS	01/10/28	5,614	427,450	399,212	(4,291)
elf Beauty, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,637	303,171	619,112	332,190
Kenvue, Inc.	USFF +0.250%	Weekly	MS	07/11/28	26,627	573,289	534,670	(8,200)
Kimberly-Clark Corp.	USFF +0.250%	Weekly	MS	07/08/27	5,360	688,115	647,756	22,071
Olaplex Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,896	4,059	3,697	(141)
Procter & Gamble Co. (The)	USFF +0.250%	Weekly	MS	01/05/26	3,324	437,284	484,839	86,197
Spectrum Brands Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,454	187,451	192,271	16,170
					52,790	2,852,496	3,091,215	435,346
Materials
Alamos Gold, Inc., Class A (Canada)	USFF +0.250%	Weekly	MS	01/10/28	17,468	194,451	197,214	13,876
Alpha Metallurgical Resources, Inc.	USFF +0.250%	Weekly	MS	01/10/28	18	2,492	4,675	2,338
Amcor PLC (Jersey)	USFF +0.250%	Weekly	MS	07/11/28	11,379	106,848	104,232	3,747
Ball Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,830	150,421	140,877	310
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Berry Global Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5,484	$351,112	$339,514	$ 8,104
Carpenter Technology Corp.	USFF +0.250%	Weekly	MS	07/11/28	795	49,415	53,432	6,737
CF Industries Holdings, Inc.	USFF +0.250%	Weekly	MS	07/23/25	4,532	290,860	388,574	120,115
Cleveland-Cliffs, Inc.	USFF +0.250%	Weekly	MS	07/11/28	32,485	482,552	507,741	49,887
Commercial Metals Co.	USFF +0.250%	Weekly	MS	01/10/28	7,490	383,536	370,081	8,327
Dow, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,276	63,954	65,791	6,892
DuPont de Nemours, Inc.	USFF +0.250%	Weekly	MS	01/07/27	6,334	441,641	472,453	61,618
Eastman Chemical Co.	USFF +0.250%	Weekly	MS	07/08/27	748	54,454	57,387	9,868
Ecolab, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,524	277,155	258,166	(3,324)
Franco-Nevada Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	187	22,075	24,963	4,612
Freeport-McMoRan, Inc.	USFF +0.250%	Weekly	MS	01/07/27	5,186	188,124	193,386	16,540
Hawkins, Inc.	USFF +0.250%	Weekly	MS	07/11/28	168	9,823	9,887	598
HB Fuller Co.	USFF +0.250%	Weekly	MS	01/10/28	1,203	84,485	82,538	2,076
Innospec, Inc.	USFF +0.250%	Weekly	MS	01/10/28	692	69,340	70,722	5,244
International Flavors & Fragrances, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,753	247,696	255,842	24,248
International Paper Co.	USFF +0.250%	Weekly	MS	07/08/27	4,980	170,307	176,641	21,425
Kinross Gold Corp. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	27,869	130,987	127,083	3,891
Linde PLC (Ireland)	USFF +0.250%	Weekly	MS	01/05/26	1,776	575,873	661,294	122,380
Livent Corp.	USFF +0.250%	Weekly	MS	01/10/28	16,707	364,357	307,576	(37,253)
LyondellBasell Industries NV, Class A (Netherlands)	USFF +0.250%	Weekly	MS	07/11/28	2,197	215,967	208,056	4,620
Martin Marietta Materials, Inc.	USFF +0.250%	Weekly	MS	01/07/27	548	215,358	224,943	21,978
Minerals Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,312	74,302	71,845	1,536
Mosaic Co. (The)	USFF +0.250%	Weekly	MS	01/07/27	5,457	240,365	194,269	(29,491)
NewMarket Corp.	USFF +0.250%	Weekly	MS	01/10/28	262	115,440	119,220	10,509
Newmont Corp.	USFF +0.250%	Weekly	MS	07/11/28	54	2,003	1,995	16,398
Nucor Corp.	USFF +0.250%	Weekly	MS	07/23/25	2,910	407,237	454,979	76,582
Olin Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,345	105,658	117,203	18,820
Packaging Corp. of America	USFF +0.250%	Weekly	MS	07/08/27	1,634	217,799	250,901	50,708
PPG Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	561	79,808	72,818	(2,874)
Quaker Chemical Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,251	240,953	200,160	(27,567)
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
RPM International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,550	$ 150,362	$ 146,956	$ 4,593
Scotts Miracle-Gro Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	2,717	142,162	140,415	7,106
SilverCrest Metals, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	984	4,644	4,339	(52)
Southern Copper Corp.	USFF +0.250%	Weekly	MS	07/11/28	528	39,595	39,753	2,284
Steel Dynamics, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,193	308,997	342,353	53,734
Vulcan Materials Co.	USFF +0.250%	Weekly	MS	01/10/28	997	192,756	201,414	20,055
Warrior Met Coal, Inc.	USFF +0.250%	Weekly	MS	01/07/27	993	33,232	50,722	20,167
Wheaton Precious Metals Corp. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	2,574	108,757	104,376	1,842
Worthington Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,392	99,440	86,053	(7,718)
					188,343	7,706,793	7,902,839	695,486
Media & Entertainment
Activision Blizzard, Inc.	USFF +0.250%	Weekly	MS	07/06/26	473	35,861	44,287	11,016
Alphabet, Inc., Class A	USFF +0.250%	Weekly	MS	01/05/26	16,525	1,585,453	2,162,462	661,971
Bumble, Inc., Class A	USFF +0.250%	Weekly	MS	01/07/27	6,695	118,196	99,889	(12,568)
Cardlytics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,629	45,487	43,379	333
Cargurus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	9,962	180,335	174,534	3,866
Cars.com, Inc.	USFF +0.250%	Weekly	MS	07/11/28	197	3,347	3,321	158
Charter Communications, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	687	210,483	302,156	102,956
Cinemark Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	24,416	293,479	448,034	170,914
Comcast Corp., Class A	USFF +0.250%	Weekly	MS	07/08/27	15,859	539,490	703,188	203,281
Electronic Arts, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,423	536,034	532,529	25,677
Eventbrite, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	8,087	76,841	79,738	6,975
Fox Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	10,535	337,861	328,692	13,928
IMAX Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	8	157	155	10
Interpublic Group of Cos., Inc. (The)	USFF +0.250%	Weekly	MS	07/23/25	8,358	267,875	239,540	(6,089)
Match Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	6,030	263,392	236,225	(13,048)
Meta Platforms, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	11,896	1,383,208	3,571,298	2,262,215
Netflix, Inc.	USFF +0.250%	Weekly	MS	01/07/27	3,373	1,026,496	1,273,645	302,159
New York Times Co. (The), Class A	USFF +0.250%	Weekly	MS	07/11/28	530	21,753	21,836	1,295
News Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	7,269	119,349	145,816	34,296
Omnicom Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,746	243,172	204,522	(21,598)
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
PubMatic, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	405	$ 4,917	$ 4,901	$ 251
Roku, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,551	210,122	180,075	(19,153)
Shutterstock, Inc.	USFF +0.250%	Weekly	MS	01/07/27	3,461	167,177	131,691	(24,963)
Thryv Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	316	6,188	5,931	79
Vimeo, Inc.	USFF +0.250%	Weekly	MS	01/10/28	14,201	56,846	50,272	(3,524)
Walt Disney Co. (The)	USFF +0.250%	Weekly	MS	07/11/28	1,157	96,738	93,775	2,225
Warner Bros Discovery, Inc.	USFF +0.250%	Weekly	MS	07/11/28	39	425	424	237
Yelp, Inc.	USFF +0.250%	Weekly	MS	07/11/28	101	4,222	4,201	208
ZipRecruiter, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	3,257	50,089	39,051	(8,349)
					166,186	7,884,993	11,125,567	3,694,758
Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,407	356,560	358,787	21,338
Agilent Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	6,178	735,170	690,824	(12,380)
Akero Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	65	3,202	3,288	261
Allogene Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	74	246	235	6
Amgen, Inc.	USFF +0.250%	Weekly	MS	01/10/28	508	114,724	136,530	33,132
ANI Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	477	29,370	27,695	(98)
Ardelyx, Inc.	USFF +0.250%	Weekly	MS	01/10/28	26,875	114,366	109,650	1,416
Biogen, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,940	537,281	498,599	(9,887)
Bio-Rad Laboratories, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	839	304,528	300,740	12,534
Bristol-Myers Squibb Co.	USFF +0.250%	Weekly	MS	01/07/27	12,143	752,320	704,780	4,198
Catalyst Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	01/10/28	9,724	128,659	113,674	(8,087)
Collegium Pharmaceutical, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,327	100,090	96,708	1,986
Cymabay Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,179	46,506	47,399	3,389
Gilead Sciences, Inc.	USFF +0.250%	Weekly	MS	01/07/27	11,195	858,636	838,953	38,650
Harmony Biosciences Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	8,187	286,258	268,288	(2,728)
ImmunoGen, Inc.	USFF +0.250%	Weekly	MS	01/10/28	855	3,579	13,569	10,186
Immunovant, Inc.	USFF +0.250%	Weekly	MS	07/11/28	301	11,977	11,555	224
Incyte Corp.	USFF +0.250%	Weekly	MS	07/11/28	2,156	127,351	124,552	4,029
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Intercept Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	17	$ 317	$ 315	$ 19
IQVIA Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,795	372,076	353,166	1,032
Jazz Pharmaceuticals PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	1,656	216,841	214,353	9,135
Johnson & Johnson	USFF +0.250%	Weekly	MS	07/23/25	6,377	1,031,606	993,218	55,891
Ligand Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	01/10/28	950	67,915	56,924	(7,363)
Medpace Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5	1,211	1,211	141
Merck & Co., Inc.	USFF +0.250%	Weekly	MS	07/06/26	5,330	580,567	548,724	3,331
Mettler-Toledo International, Inc.	USFF +0.250%	Weekly	MS	01/07/27	661	772,925	732,434	(616)
Mirati Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	995	41,994	43,342	3,603
Mirum Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	214	6,682	6,762	442
Organon & Co.	USFF +0.250%	Weekly	MS	07/11/28	663	12,023	11,510	135
Pfizer, Inc.	USFF +0.250%	Weekly	MS	01/05/26	41,314	1,548,312	1,370,385	(41,992)
Quanterix Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,702	43,592	46,192	4,940
Revvity, Inc.	USFF +0.250%	Weekly	MS	01/05/26	3,927	454,959	434,719	4,054
Rhythm Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,491	37,622	34,181	(1,421)
TG Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/08/27	11,197	91,100	93,607	7,547
Tilray Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	97,416	232,593	232,824	11,734
Twist Bioscience Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,937	89,170	79,764	(4,624)
Veracyte, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,900	73,885	64,757	(5,165)
Viatris, Inc.	USFF +0.250%	Weekly	MS	01/07/27	26,424	258,054	260,541	31,248
West Pharmaceutical Services, Inc.	USFF +0.250%	Weekly	MS	07/08/27	943	247,077	353,823	120,571
					301,344	10,691,344	10,278,578	290,811
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,912	266,248	299,412	51,449
Aehr Test Systems	USFF +0.250%	Weekly	MS	07/11/28	883	43,079	40,353	(414)
Allegro MicroSystems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,464	50,189	46,760	(735)
Applied Materials, Inc.	USFF +0.250%	Weekly	MS	01/07/27	9,632	1,172,766	1,333,550	230,234
Axcelis Technologies, Inc.	USFF +0.250%	Weekly	MS	07/23/25	584	61,670	95,221	36,860
Broadcom, Inc.	USFF +0.250%	Weekly	MS	07/23/25	1,615	1,016,647	1,341,387	421,684
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
Credo Technology Group Holding Ltd. (Cayman Islands)	USFF +0.250%	Weekly	MS	07/11/28	26	$ 396	$ 397	$ 26
Diodes, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,134	251,526	247,085	8,508
KLA Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,302	611,894	597,175	17,770
Lam Research Corp.	USFF +0.250%	Weekly	MS	07/08/27	1,821	732,725	1,141,348	458,357
Lattice Semiconductor Corp.	USFF +0.250%	Weekly	MS	07/08/27	799	39,310	68,658	34,350
Microchip Technology, Inc.	USFF +0.250%	Weekly	MS	01/07/27	9,313	612,398	726,880	160,981
Monolithic Power Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	916	473,047	423,192	(23,511)
NVIDIA Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,312	1,599,570	1,875,677	354,673
NXP Semiconductors NV (Netherlands)	USFF +0.250%	Weekly	MS	01/07/27	4,148	632,702	829,268	244,262
ON Semiconductor Corp.	USFF +0.250%	Weekly	MS	07/06/26	3,614	252,066	335,921	97,366
Photronics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	9,828	169,840	198,624	37,733
Qorvo, Inc.	USFF +0.250%	Weekly	MS	07/08/27	46	3,774	4,392	824
QUALCOMM, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,064	533,614	562,408	71,147
Rambus, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,886	96,703	105,220	14,008
Skyworks Solutions, Inc.	USFF +0.250%	Weekly	MS	07/08/27	9,235	921,397	910,479	47,063
SMART Global Holdings, Inc. (Cayman Islands)	USFF +0.250%	Weekly	MS	07/11/28	3,268	79,678	79,576	4,172
					75,802	9,621,239	11,262,983	2,266,807
Software & Services
Accenture PLC, Class A (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	2,579	805,001	792,037	30,707
Adobe, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,337	421,434	681,736	320,840
Amdocs Ltd. (Guernsey)	USFF +0.250%	Weekly	MS	01/10/28	1,304	120,656	110,175	(3,068)
ANSYS, Inc.	USFF +0.250%	Weekly	MS	07/08/27	843	182,425	250,835	81,368
AppLovin Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	7,622	302,098	304,575	18,669
Atlassian Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	686	141,744	138,236	3,573
BlackBerry Ltd. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	35,398	171,178	166,725	4,269
Cadence Design Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,084	234,511	253,981	32,041
Crowdstrike Holdings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	208	34,635	34,815	2,040
Descartes Systems Group, Inc. (The) (Canada)	USFF +0.250%	Weekly	MS	01/07/27	613	38,957	44,982	8,110
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Dolby Laboratories, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	433	$ 33,458	$ 34,320	$ 2,707
DXC Technology Co.	USFF +0.250%	Weekly	MS	01/07/27	2,488	75,088	51,825	(23,812)
Elastic NV (Netherlands)	USFF +0.250%	Weekly	MS	07/11/28	4,438	346,477	360,543	32,637
Fair Isaac Corp.	USFF +0.250%	Weekly	MS	01/10/28	87	73,970	75,562	5,560
Fortinet, Inc.	USFF +0.250%	Weekly	MS	01/05/26	10,375	553,677	608,805	84,802
Freshworks, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	5,064	110,805	100,875	(4,018)
Gartner, Inc.	USFF +0.250%	Weekly	MS	01/05/26	139	42,599	47,762	9,682
Gen Digital, Inc.	USFF +0.250%	Weekly	MS	07/08/27	16,013	292,053	283,110	10,820
Gitlab, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	1,452	75,241	65,659	(5,546)
Guidewire Software, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,913	173,786	172,170	7,701
InterDigital, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,062	219,990	245,695	41,549
International Business Machines Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,870	366,696	402,661	64,824
Intuit, Inc.	USFF +0.250%	Weekly	MS	07/11/28	559	300,381	285,615	1,341
Kyndryl Holdings, Inc.	USFF +0.250%	Weekly	MS	07/06/26	2,768	44,538	41,797	(350)
Microsoft Corp.	USFF +0.250%	Weekly	MS	07/08/27	7,425	1,714,921	2,344,444	740,160
MongoDB, Inc.	USFF +0.250%	Weekly	MS	01/10/28	960	330,585	332,026	17,443
nCino, Inc.	USFF +0.250%	Weekly	MS	07/11/28	20	650	636	25
NCR Corp.	USFF +0.250%	Weekly	MS	07/08/27	15,343	380,587	413,801	53,612
New Relic, Inc.	USFF +0.250%	Weekly	MS	01/10/28	3,772	286,985	322,959	51,356
Nutanix, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	7,245	223,711	252,706	40,987
Okta, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,402	288,938	277,297	3,846
Oracle Corp.	USFF +0.250%	Weekly	MS	01/05/26	15,323	1,407,090	1,623,012	305,910
Palo Alto Networks, Inc.	USFF +0.250%	Weekly	MS	01/10/28	6,282	1,366,235	1,472,752	177,984
Q2 Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,367	74,064	76,383	6,179
Qualys, Inc.	USFF +0.250%	Weekly	MS	07/08/27	228	23,662	34,781	12,391
Salesforce, Inc.	USFF +0.250%	Weekly	MS	07/08/27	8,803	1,520,309	1,785,072	346,235
Samsara, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	10,777	274,144	271,688	11,979
ServiceNow, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,839	768,740	1,027,927	300,765
Smartsheet, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	1,924	80,473	77,845	1,688
SolarWinds Corp.	USFF +0.250%	Weekly	MS	07/11/28	930	9,780	8,779	(473)
Splunk, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,751	296,125	402,334	129,312
Squarespace, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	4,628	133,974	134,073	7,104
SS&C Technologies Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	121	6,388	6,357	452
Synopsys, Inc.	USFF +0.250%	Weekly	MS	07/11/28	497	216,292	228,108	23,411
Thoughtworks Holding, Inc.	USFF +0.250%	Weekly	MS	07/11/28	456	1,943	1,860	25
TTEC Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	173	4,610	4,536	177
Verint Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,858	64,987	42,715	(18,785)
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
VeriSign, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,482	$ 280,569	$ 300,149	$ 34,425
Workday, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	400	99,095	85,940	(8,364)
Workiva, Inc.	USFF +0.250%	Weekly	MS	07/11/28	568	62,856	57,561	(2,016)
Yext, Inc.	USFF +0.250%	Weekly	MS	07/08/27	15,135	137,564	95,805	(34,546)
Zuora, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	5,775	53,954	47,586	(3,831)
					223,819	15,270,629	17,283,628	2,923,897
Technology Hardware & Equipment
Amphenol Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	4,050	287,684	340,160	72,505
Apple, Inc.	USFF +0.250%	Weekly	MS	01/07/27	13,788	2,030,113	2,360,643	447,299
Badger Meter, Inc.	USFF +0.250%	Weekly	MS	07/11/28	27	3,920	3,884	181
Bel Fuse, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	806	40,230	38,462	392
CDW Corp.	USFF +0.250%	Weekly	MS	07/23/25	939	152,902	189,453	47,438
Cisco Systems, Inc.	USFF +0.250%	Weekly	MS	07/23/25	19,053	880,567	1,024,289	212,680
Crane NXT Co.	USFF +0.250%	Weekly	MS	07/08/27	488	21,817	27,118	6,815
ePlus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	43	2,674	2,731	(46)
Extreme Networks, Inc.	USFF +0.250%	Weekly	MS	01/05/26	22,701	568,058	549,591	11,977
F5, Inc.	USFF +0.250%	Weekly	MS	07/08/27	817	114,015	131,651	23,778
Hewlett Packard Enterprise Co.	USFF +0.250%	Weekly	MS	01/07/27	26,669	388,957	463,241	106,068
HP, Inc.	USFF +0.250%	Weekly	MS	07/23/25	17,764	515,027	456,535	(14,041)
Insight Enterprises, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,547	198,920	225,089	36,867
IonQ, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,528	30,614	82,257	61,380
Jabil, Inc.	USFF +0.250%	Weekly	MS	07/11/28	567	60,467	71,947	14,878
Juniper Networks, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5,812	162,420	161,515	9,030
Keysight Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,139	289,056	283,011	9,448
Napco Security Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,900	52,664	42,275	(7,483)
NetApp, Inc.	USFF +0.250%	Weekly	MS	07/23/25	3,724	214,472	282,577	94,394
NetScout Systems, Inc.	USFF +0.250%	Weekly	MS	07/08/27	6,243	193,008	174,929	(8,694)
OSI Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	412	48,305	48,632	2,901
Seagate Technology Holdings PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	8,852	553,466	583,789	69,005
Super Micro Computer, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,065	463,534	1,388,924	952,836
TE Connectivity Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/11/28	2,350	310,273	290,296	(2,676)
Trimble, Inc.	USFF +0.250%	Weekly	MS	01/10/28	619	28,897	33,339	7,499
TTM Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,550	20,235	19,964	818
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Vishay Intertechnology, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5,453	$ 140,531	$ 134,798	$ 2,005
Western Digital Corp.	USFF +0.250%	Weekly	MS	07/11/28	4,984	211,786	227,420	26,986
					163,890	7,984,612	9,638,520	2,184,240
Telecommunication Services
Anterix, Inc.	USFF +0.250%	Weekly	MS	07/11/28	91	2,984	2,856	36
AT&T, Inc.	USFF +0.250%	Weekly	MS	01/07/27	27,621	481,683	414,867	(8,150)
EchoStar Corp., Class A	USFF +0.250%	Weekly	MS	07/23/25	6,891	171,602	115,424	(46,978)
IDT Corp., Class B	USFF +0.250%	Weekly	MS	07/11/28	16	356	353	20
Iridium Communications, Inc.	USFF +0.250%	Weekly	MS	07/23/25	618	36,600	28,113	(6,303)
T-Mobile US, Inc.	USFF +0.250%	Weekly	MS	01/10/28	3,744	497,762	524,347	53,426
Verizon Communications, Inc.	USFF +0.250%	Weekly	MS	07/08/27	12,191	442,308	395,110	(10,396)
					51,172	1,633,295	1,481,070	(18,345)
Transportation
American Airlines Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	32,207	432,945	412,572	2,364
ArcBest Corp.	USFF +0.250%	Weekly	MS	07/23/25	495	36,838	50,317	17,211
Canadian National Railway Co. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	1,233	142,400	133,571	(3,330)
CH Robinson Worldwide, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,537	339,766	304,642	(14,612)
CSX Corp.	USFF +0.250%	Weekly	MS	07/23/25	18,831	566,737	579,053	50,279
Delta Air Lines, Inc.	USFF +0.250%	Weekly	MS	01/10/28	11,184	506,073	413,808	(65,143)
Expeditors International of Washington, Inc.	USFF +0.250%	Weekly	MS	07/23/25	6,556	588,385	751,514	214,375
FedEx Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,455	601,264	650,379	85,349
Hub Group, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	798	62,186	62,675	3,819
Kirby Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,119	92,358	92,653	5,248
Knight-Swift Transportation Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	976	48,870	48,946	2,699
Landstar System, Inc.	USFF +0.250%	Weekly	MS	07/08/27	420	70,792	74,315	7,914
Norfolk Southern Corp.	USFF +0.250%	Weekly	MS	07/11/28	800	172,342	157,544	(5,387)
Old Dominion Freight Line, Inc.	USFF +0.250%	Weekly	MS	07/23/25	534	188,206	218,481	40,934
RXO, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,408	25,361	27,780	4,229
Ryder System, Inc.	USFF +0.250%	Weekly	MS	07/08/27	540	44,306	57,753	17,358
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Transportation — (continued)
SkyWest, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,522	$ 106,196	$ 105,773	$ 5,234
Spirit Airlines, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,727	42,619	44,996	5,555
Uber Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,101	31,633	50,635	20,701
Union Pacific Corp.	USFF +0.250%	Weekly	MS	07/08/27	566	114,216	115,255	8,257
XPO, Inc.	USFF +0.250%	Weekly	MS	01/10/28	677	19,202	50,545	35,089
					90,686	4,232,695	4,403,207	438,143
Utilities
ALLETE, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,479	262,931	236,491	(9,749)
American States Water Co.	USFF +0.250%	Weekly	MS	01/10/28	437	37,529	34,383	(1,092)
American Water Works Co., Inc.	USFF +0.250%	Weekly	MS	07/08/27	789	113,921	97,702	(8,859)
Atmos Energy Corp.	USFF +0.250%	Weekly	MS	07/11/28	140	15,821	14,830	(36)
Black Hills Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,411	136,821	121,972	(7,098)
Brookfield Renewable Corp., Class A (Canada)	USFF +0.250%	Weekly	MS	01/10/28	1,544	47,665	36,963	(8,653)
Clearway Energy, Inc., Class C	USFF +0.250%	Weekly	MS	07/11/28	2,631	64,169	55,672	(4,455)
Consolidated Edison, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,679	429,339	400,195	(3,174)
Constellation Energy Corp.	USFF +0.250%	Weekly	MS	07/23/25	2,396	190,323	261,356	84,282
DTE Energy Co.	USFF +0.250%	Weekly	MS	07/11/28	735	79,222	72,971	(1,375)
Duke Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,680	250,411	236,537	2,138
Entergy Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,237	432,895	391,923	(11,121)
MDU Resources Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,636	72,491	71,193	3,187
NextEra Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	728	42,211	41,707	1,762
NRG Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,658	137,486	140,906	10,792
Otter Tail Corp.	USFF +0.250%	Weekly	MS	01/07/27	846	56,482	64,228	11,766
Pinnacle West Capital Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,031	81,267	75,964	(735)
PPL Corp.	USFF +0.250%	Weekly	MS	07/11/28	8,507	213,952	200,425	(738)
Public Service Enterprise Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	45	2,431	2,561	930
Vistra Corp.	USFF +0.250%	Weekly	MS	01/10/28	15,650	451,552	519,267	95,961
					61,259	3,118,919	3,077,246	153,733

Total Reference Entity — Long						142,562,747	155,571,269	22,349,041
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Short
Automobiles & Components
Gentherm, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,792)	$(405,443)	$(314,274)	$89,112
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Automobiles & Components — (continued)
LCI Industries	USFF -0.250%	Weekly	MS	01/10/28	(6,686)	$ (811,019)	$ (785,070)	$ 9,632
Lear Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,892)	(282,095)	(253,906)	27,170
Lucid Group, Inc.	USFF -6.230%	Weekly	MS	07/11/28	(201,449)	(1,236,619)	(1,126,100)	99,338
Luminar Technologies, Inc.	USFF -8.062%	Weekly	MS	07/11/28	(67,435)	(358,704)	(306,829)	49,005
Magna International, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(62,047)	(3,517,368)	(3,326,340)	146,834
Mobileye Global, Inc., Class A	USFF -0.580%	Weekly	MS	07/11/28	(6,144)	(230,575)	(255,283)	(27,193)
Rivian Automotive, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(21,177)	(435,178)	(514,178)	(92,636)
Standard Motor Products, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(4,081)	(172,621)	(137,203)	29,131
Tesla, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,017)	(1,192,127)	(1,255,354)	(85,489)
Winnebago Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,437)	(349,746)	(323,230)	21,045
					(387,157)	(8,991,495)	(8,597,767)	265,949
Capital Goods
AAR Corp.	USFF -0.250%	Weekly	MS	07/11/28	(417)	(25,168)	(24,824)	146
AerSale Corp.	USFF -0.580%	Weekly	MS	07/11/28	(10,076)	(150,824)	(150,535)	(915)
Albany International Corp., Class A	USFF -0.250%	Weekly	MS	01/10/28	(10,562)	(984,595)	(911,289)	61,095
Ameresco, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(23,552)	(1,118,894)	(908,165)	201,769
ATS Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(336)	(14,465)	(14,320)	33
Ballard Power Systems, Inc. (Canada)	USFF -1.374%	Weekly	MS	01/05/26	(200,883)	(1,891,868)	(737,241)	1,139,476
Bloom Energy Corp., Class A	USFF -0.580%	Weekly	MS	01/10/28	(26,371)	(402,782)	(349,679)	49,880
Cadre Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(4,587)	(122,482)	(122,244)	(2,276)
ChargePoint Holdings, Inc.	USFF -22.113%	Weekly	MS	01/10/28	(105,287)	(894,728)	(523,276)	364,288
Chart Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,628)	(538,078)	(613,567)	(80,368)
Construction Partners, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(13,088)	(412,416)	(478,497)	(70,627)
Cummins, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(22,725)	(5,488,533)	(5,191,753)	217,556
Dover Corp.	USFF -0.250%	Weekly	MS	07/11/28	(6,888)	(981,947)	(960,945)	13,140
Ducommun, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,908)	(84,696)	(83,017)	1,005
Energy Recovery, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(11,395)	(289,307)	(241,688)	45,305
Enovix Corp.	USFF -0.880%	Weekly	MS	07/11/28	(53,014)	(837,142)	(665,326)	165,114
Federal Signal Corp.	USFF -0.250%	Weekly	MS	07/11/28	(9,213)	(555,709)	(550,292)	542
FuelCell Energy, Inc.	USFF -2.241%	Weekly	MS	07/11/28	(15,939)	(20,196)	(20,402)	(364)
GATX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(5,415)	(652,566)	(589,314)	55,383
Generac Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(21,656)	(2,595,873)	(2,359,638)	215,444
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
GrafTech International Ltd.	USFF -0.265%	Weekly	MS	07/08/27	(139,436)	$ (695,028)	$ (534,040)	$ 153,693
Granite Construction, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(16,502)	(649,789)	(627,406)	13,907
Hayward Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(43,390)	(566,133)	(611,799)	(55,076)
Helios Technologies, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,416)	(577,777)	(522,400)	50,064
Herc Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(11,108)	(1,300,264)	(1,321,186)	(57,780)
Hexcel Corp.	USFF -0.250%	Weekly	MS	07/11/28	(18,449)	(1,299,274)	(1,201,768)	86,761
Hillenbrand, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(14,827)	(713,631)	(627,330)	70,370
Hudson Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,815)	(23,791)	(24,140)	(535)
IDEX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,498)	(338,060)	(311,614)	27,299
JELD-WEN Holding, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(43,113)	(907,857)	(575,990)	327,172
John Bean Technologies Corp.	USFF -0.250%	Weekly	MS	07/08/27	(8,366)	(885,092)	(879,601)	(3,903)
Kadant, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(849)	(188,086)	(191,492)	(4,909)
Kratos Defense & Security Solutions, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(33,794)	(720,502)	(507,586)	207,871
Lennox International, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,682)	(1,381,625)	(1,378,688)	(14,755)
Masonite International Corp. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(2,207)	(212,204)	(205,737)	4,621
MasTec, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,008)	(578,230)	(432,396)	141,206
Mercury Systems, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(30,712)	(1,931,672)	(1,139,108)	778,154
Moog, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(10,238)	(1,089,190)	(1,156,484)	(78,097)
MRC Global, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(47,944)	(499,364)	(491,426)	3,942
Mueller Water Products, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(44,511)	(543,548)	(564,399)	(38,235)
MYR Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(848)	(116,646)	(114,276)	1,439
NOW, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(12,629)	(148,755)	(149,906)	(2,430)
PGT Innovations, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(16,586)	(452,212)	(460,261)	(11,668)
Plug Power, Inc.	USFF -2.080%	Weekly	MS	01/10/28	(84,798)	(972,004)	(644,465)	319,756
Primoris Services Corp.	USFF -0.250%	Weekly	MS	07/06/26	(26,038)	(681,071)	(852,224)	(190,417)
RBC Bearings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,980)	(712,146)	(697,707)	8,738
Regal Rexnord Corp.	USFF -0.250%	Weekly	MS	01/10/28	(4,887)	(752,337)	(698,255)	49,651
Resideo Technologies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(12,233)	(260,822)	(193,281)	65,455
Rocket Lab USA, Inc.	USFF -0.259%	Weekly	MS	07/11/28	(52,427)	(234,110)	(229,630)	2,608
Rush Enterprises, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(8,057)	(297,146)	(328,967)	(37,190)
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Sensata Technologies Holding PLC (United Kingdom)	USFF -0.250%	Weekly	MS	07/11/28	(3,632)	$ (138,202)	$ (137,362)	$ (264)
SiteOne Landscape Supply, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(1,312)	(219,584)	(214,446)	3,116
Spirit AeroSystems Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(106,697)	(2,145,876)	(1,722,090)	406,583
Stem, Inc.	USFF -9.352%	Weekly	MS	07/11/28	(63,872)	(317,282)	(270,817)	43,927
Sunrun, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(31,762)	(690,047)	(398,931)	285,592
Titan International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,315)	(30,230)	(31,090)	(1,098)
Titan Machinery, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(17,662)	(540,718)	(469,456)	66,961
Trane Technologies PLC (Ireland)	USFF -0.250%	Weekly	MS	07/11/28	(7,246)	(1,502,291)	(1,470,286)	19,675
Trex Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,211)	(300,806)	(321,154)	(27,270)
United Rentals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(322)	(149,942)	(143,152)	5,117
Watsco, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,844)	(663,183)	(696,516)	(38,591)
WESCO International, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,152)	(557,969)	(453,321)	105,372
Xometry, Inc., Class A	USFF -0.580%	Weekly	MS	07/08/27	(15,283)	(482,440)	(259,505)	219,074
Xylem, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(44,341)	(4,540,628)	(4,036,361)	455,218
					(1,560,939)	(50,069,833)	(43,794,061)	5,736,750
Commercial & Professional Services
ABM Industries, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(16,437)	(764,433)	(657,644)	94,292
Alight, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(44,585)	(406,262)	(316,108)	86,903
ASGN, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,189)	(97,130)	(97,118)	(762)
Booz Allen Hamilton Holding Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,710)	(322,586)	(296,122)	22,173
Casella Waste Systems, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(11,148)	(894,465)	(850,592)	36,711
CBIZ, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,894)	(318,767)	(305,899)	10,319
CECO Environmental Corp.	USFF -0.250%	Weekly	MS	07/11/28	(806)	(13,025)	(12,872)	53
Clarivate PLC (Jersey)	USFF -0.250%	Weekly	MS	07/11/28	(46,608)	(334,660)	(312,740)	19,244
Conduent, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,214)	(11,081)	(11,185)	(188)
CSG Systems International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,649)	(397,264)	(339,897)	47,507
Driven Brands Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(29,178)	(871,889)	(367,351)	500,639
Equifax, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,941)	(830,871)	(721,912)	100,375
Exponent, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(11,821)	(1,069,626)	(1,011,878)	46,255
FTI Consulting, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(14,525)	(2,704,782)	(2,591,405)	91,713
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services — (continued)
Healthcare Services Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(23,137)	$ (273,875)	$ (241,319)	$ 30,366
Heritage-Crystal Clean, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,966)	(224,583)	(225,208)	(2,421)
HNI Corp.	USFF -0.250%	Weekly	MS	07/08/27	(6,557)	(214,003)	(227,069)	(16,088)
Huron Consulting Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,015)	(334,719)	(418,202)	(86,665)
ICF International, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,286)	(247,424)	(276,172)	(33,294)
Jacobs Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(395)	(53,902)	(53,918)	(443)
Kforce, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(7,803)	(467,339)	(465,527)	(5,980)
Korn Ferry	USFF -0.250%	Weekly	MS	07/11/28	(5,762)	(276,406)	(273,349)	208
Leidos Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,601)	(241,852)	(239,708)	(1,482)
Li-Cycle Holdings Corp. (Canada)	USFF -5.405%	Weekly	MS	01/10/28	(45,929)	(225,632)	(163,048)	60,780
Montrose Environmental Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,753)	(161,433)	(109,813)	50,331
Parsons Corp.	USFF -0.250%	Weekly	MS	01/10/28	(3,248)	(150,690)	(176,529)	(27,042)
Planet Labs PBC	USFF -0.264%	Weekly	MS	07/11/28	(14,211)	(38,018)	(36,949)	769
RB Global, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(34,376)	(1,957,654)	(2,148,500)	(227,802)
TaskUS, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(100)	(2,597)	(1,038)	1,542
UniFirst Corp.	USFF -0.250%	Weekly	MS	07/06/26	(3,706)	(679,237)	(604,115)	64,326
Verra Mobility Corp.	USFF -0.250%	Weekly	MS	07/11/28	(50,449)	(951,754)	(943,396)	738
Waste Management, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,290)	(843,982)	(806,408)	31,820
					(417,289)	(16,381,941)	(15,302,991)	894,897
Consumer Discretionary Distribution & Retail
Advance Auto Parts, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(69,767)	(5,470,377)	(3,902,068)	1,492,780
American Eagle Outfitters, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(30,052)	(511,499)	(499,164)	8,580
America's Car-Mart, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(82)	(7,473)	(7,461)	(44)
Asbury Automotive Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,200)	(463,419)	(506,154)	(46,444)
Boot Barn Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,907)	(177,540)	(154,829)	24,177
Caleres, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(20,792)	(540,589)	(597,978)	(67,405)
Chewy, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(114,392)	(2,431,369)	(2,088,798)	323,098
Chico's FAS, Inc.	USFF -0.256%	Weekly	MS	07/11/28	(2,157)	(16,147)	(16,134)	(113)
Floor & Decor Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/06/26	(1,683)	(227,372)	(152,312)	81,272
Foot Locker, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(36,854)	(1,210,804)	(639,417)	542,627
Genuine Parts Co.	USFF -0.250%	Weekly	MS	07/11/28	(3,278)	(509,956)	(473,278)	31,445
Guess?, Inc.	USFF -0.680%	Weekly	MS	07/11/28	(8,404)	(197,032)	(181,863)	12,819
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Discretionary Distribution & Retail — (continued)
Leslie's, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(89,119)	$ (1,018,561)	$ (504,414)	$ 505,920
MarineMax, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(19,701)	(585,467)	(646,587)	(65,806)
Murphy U.S.A., Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,854)	(1,600,993)	(1,658,757)	(71,256)
National Vision Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(34,857)	(961,062)	(563,986)	390,403
Penske Automotive Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(7,458)	(1,262,645)	(1,245,933)	2,765
Petco Health & Wellness Co., Inc.	USFF -0.256%	Weekly	MS	07/06/26	(650)	(14,348)	(2,659)	11,579
RH	USFF -0.250%	Weekly	MS	01/10/28	(625)	(167,005)	(165,225)	1,428
Shoe Carnival, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,183)	(223,873)	(220,667)	1,314
Victoria's Secret & Co.	USFF -0.250%	Weekly	MS	01/05/26	(34,773)	(1,234,072)	(580,014)	644,221
					(492,788)	(18,831,603)	(14,807,698)	3,823,360
Consumer Durables & Apparel
Acushnet Holdings Corp.	USFF -0.250%	Weekly	MS	07/08/27	(10,491)	(530,315)	(556,443)	(39,326)
Capri Holdings Ltd. (British Virgin Islands)	USFF -0.250%	Weekly	MS	07/11/28	(7,560)	(398,636)	(397,732)	(2,373)
Columbia Sportswear Co.	USFF -0.250%	Weekly	MS	07/11/28	(537)	(39,728)	(39,792)	(378)
Figs, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(32,761)	(366,028)	(193,290)	170,013
Gildan Activewear, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(52,965)	(1,583,127)	(1,483,550)	77,529
Green Brick Partners, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(202)	(8,525)	(8,385)	76
Hanesbrands, Inc.	USFF -0.258%	Weekly	MS	01/07/27	(2,872)	(46,599)	(11,373)	33,134
Hasbro, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,620)	(408,997)	(371,707)	45,851
Kontoor Brands, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(11,285)	(476,277)	(495,524)	(29,853)
Levi Strauss & Co., Class A	USFF -0.250%	Weekly	MS	01/10/28	(108,129)	(1,662,711)	(1,468,392)	160,510
Mattel, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(7,784)	(183,929)	(171,482)	10,978
Newell Brands, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(42,027)	(574,592)	(379,504)	171,268
Peloton Interactive, Inc., Class A	USFF -0.242%	Weekly	MS	07/11/28	(33,112)	(155,086)	(167,216)	(13,368)
Sonos, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(114,514)	(1,734,865)	(1,478,376)	242,596
Topgolf Callaway Brands Corp.	USFF -0.250%	Weekly	MS	01/05/26	(72,803)	(1,761,963)	(1,007,594)	740,259
Under Armour, Inc., Class C	USFF -0.250%	Weekly	MS	01/10/28	(192,189)	(1,351,035)	(1,226,166)	114,051
VF Corp.	USFF -0.250%	Weekly	MS	07/08/27	(27,638)	(875,788)	(488,363)	347,404
Whirlpool Corp.	USFF -0.250%	Weekly	MS	01/10/28	(9,146)	(1,340,756)	(1,222,820)	91,537
Wolverine World Wide, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(37,732)	(937,692)	(304,120)	602,599
					(769,367)	(14,436,649)	(11,471,829)	2,722,507
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services
Airbnb, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(14,450)	$ (2,101,231)	$ (1,982,684)	$ 110,442
Bally's Corp.	USFF -0.250%	Weekly	MS	01/05/26	(26,165)	(899,497)	(343,023)	549,272
Bloomin' Brands, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(13,885)	(381,520)	(341,432)	38,041
Bowlero Corp., Class A	USFF -2.080%	Weekly	MS	07/11/28	(5,929)	(59,181)	(57,037)	1,673
Chegg, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(69,725)	(1,064,239)	(621,947)	433,771
Choice Hotels International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,879)	(375,303)	(352,706)	17,756
Churchill Downs, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(10,139)	(1,198,926)	(1,176,530)	11,842
Cracker Barrel Old Country Store, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,079)	(349,994)	(206,909)	130,564
Domino's Pizza, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(862)	(337,829)	(326,517)	7,852
Expedia Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,375)	(1,022,046)	(966,281)	47,505
Golden Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,011)	(261,025)	(205,456)	41,922
Hyatt Hotels Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(18,075)	(2,079,033)	(1,917,396)	142,713
International Game Technology PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/10/28	(11,735)	(367,039)	(355,805)	5,971
Krispy Kreme, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(61,266)	(854,748)	(763,987)	80,801
Mister Car Wash, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(42,287)	(501,587)	(233,001)	267,654
Papa John's International, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(13,912)	(1,147,354)	(949,077)	189,852
Portillo's, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(53,768)	(1,096,457)	(827,490)	260,188
Red Rock Resorts, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(52,953)	(2,297,199)	(2,171,073)	62,242
SeaWorld Entertainment, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,313)	(167,444)	(153,226)	13,047
Stride, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(977)	(44,245)	(43,994)	(99)
Texas Roadhouse, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,725)	(316,119)	(261,872)	59,756
Vail Resorts, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,623)	(892,899)	(803,907)	81,843
Wingstop, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(7,294)	(1,277,388)	(1,311,753)	(44,594)
WW International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(45,041)	(455,208)	(498,604)	(47,039)
					(479,468)	(19,547,511)	(16,871,707)	2,462,975
Consumer Staples Distribution & Retail
Albertsons Cos., Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(45,198)	(1,046,182)	(1,028,254)	9,333
Casey's General Stores, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,256)	(1,531,498)	(1,698,629)	(182,036)
Chefs' Warehouse, Inc. (The)	USFF -0.250%	Weekly	MS	01/10/28	(30,180)	(953,474)	(639,212)	306,628
Ingles Markets, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,858)	(154,422)	(139,963)	12,988
SpartanNash Co.	USFF -0.250%	Weekly	MS	07/08/27	(28,563)	(857,135)	(628,386)	201,060
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Staples Distribution & Retail — (continued)
Sprouts Farmers Market, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(14,285)	$ (576,926)	$ (611,398)	$ (39,090)
United Natural Foods, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(27,212)	(1,050,859)	(384,778)	657,667
					(153,552)	(6,170,496)	(5,130,620)	966,550
Energy
Baytex Energy Corp. (Canada)	USFF -1.304%	Weekly	MS	07/08/27	(166,818)	(545,351)	(735,667)	(198,116)
Cactus, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(27,386)	(1,162,436)	(1,375,051)	(235,140)
Cameco Corp. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(11,580)	(370,573)	(459,031)	(91,395)
Cenovus Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(80,850)	(1,380,017)	(1,683,297)	(334,903)
Chord Energy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(5,246)	(834,633)	(850,219)	(87,713)
Clean Energy Fuels Corp.	USFF -0.270%	Weekly	MS	07/11/28	(37,845)	(157,890)	(144,946)	11,682
Comstock Resources, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(73,154)	(756,064)	(806,889)	(73,712)
Core Laboratories, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(16,387)	(510,734)	(393,452)	113,723
Delek US Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(16,515)	(416,275)	(469,191)	(66,792)
Denbury, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(13,982)	(1,314,377)	(1,370,376)	(66,524)
Denison Mines Corp. (Canada)	USFF -0.240%	Weekly	MS	01/10/28	(121,237)	(124,621)	(200,041)	(76,414)
Diamond Offshore Drilling, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(66,877)	(890,653)	(981,754)	(98,232)
Diamondback Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(7,677)	(1,123,740)	(1,189,014)	(95,672)
DT Midstream, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(55,892)	(2,725,278)	(2,957,805)	(340,460)
Earthstone Energy, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(45,673)	(693,370)	(924,422)	(247,028)
Green Plains, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(9,114)	(292,867)	(274,331)	16,194
Hess Corp.	USFF -0.250%	Weekly	MS	07/11/28	(2,235)	(332,612)	(341,955)	(12,981)
Kinetik Holdings, Inc.	USFF -0.830%	Weekly	MS	01/07/27	(24,218)	(890,311)	(817,357)	(12,408)
Kosmos Energy Ltd.	USFF -0.250%	Weekly	MS	07/11/28	(93,421)	(664,154)	(764,184)	(105,346)
Marathon Oil Corp.	USFF -0.250%	Weekly	MS	01/10/28	(28,972)	(759,349)	(775,001)	(29,083)
New Fortress Energy, Inc.	USFF -0.680%	Weekly	MS	07/08/27	(42,645)	(1,840,842)	(1,397,903)	326,453
Northern Oil and Gas, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(9,425)	(298,563)	(379,168)	(100,279)
NOV, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(85,756)	(1,414,118)	(1,792,300)	(416,878)
Obsidian Energy Ltd. (Canada)	USFF -1.130%	Weekly	MS	07/11/28	(1,993)	(15,703)	(16,382)	(801)
Oceaneering International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(9,288)	(235,759)	(238,887)	(5,013)
Ovintiv, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(21,454)	(1,011,766)	(1,020,567)	(23,716)
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Par Pacific Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,237)	$ (187,328)	$ (188,218)	$ (2,387)
Permian Resources Corp.	USFF -0.250%	Weekly	MS	07/08/27	(32,001)	(343,295)	(446,734)	(122,945)
ProFrac Holding Corp., Class A	USFF -0.730%	Weekly	MS	07/08/27	(16,373)	(321,380)	(178,138)	140,671
ProPetro Holding Corp.	USFF -0.250%	Weekly	MS	01/10/28	(94,200)	(827,337)	(1,001,346)	(180,633)
Range Resources Corp.	USFF -0.250%	Weekly	MS	07/11/28	(6,809)	(212,183)	(220,680)	(10,738)
REX American Resources Corp.	USFF -0.250%	Weekly	MS	07/11/28	(6)	(242)	(244)	(1)
RPC, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(23,384)	(202,531)	(209,053)	(8,140)
Seadrill Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	07/11/28	(19,538)	(948,640)	(875,107)	65,961
Select Water Solutions, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(34,181)	(265,462)	(271,739)	(12,252)
SFL Corp. Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	01/10/28	(39,132)	(409,928)	(436,322)	(45,634)
SilverBow Resources, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(12,921)	(545,022)	(462,184)	78,669
Suncor Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(38,643)	(1,287,552)	(1,328,546)	(59,912)
Talos Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(64,338)	(913,999)	(1,057,717)	(153,657)
Targa Resources Corp.	USFF -0.250%	Weekly	MS	07/08/27	(3,102)	(229,077)	(265,903)	(42,816)
Tellurian, Inc.	USFF -1.938%	Weekly	MS	07/06/26	(174,908)	(620,198)	(202,893)	412,340
Vermilion Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(53,656)	(661,713)	(784,451)	(135,857)
Vital Energy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,622)	(259,640)	(256,151)	1,413
W&T Offshore, Inc.	USFF -0.256%	Weekly	MS	07/11/28	(4,524)	(19,201)	(19,815)	(764)
World Kinect Corp.	USFF -0.250%	Weekly	MS	01/07/27	(19,671)	(530,277)	(441,221)	74,793
					(1,722,886)	(29,547,061)	(31,005,652)	(2,252,443)
Food, Beverage & Tobacco
Brown-Forman Corp., Class B	USFF -0.250%	Weekly	MS	07/11/28	(15,762)	(1,009,229)	(909,310)	91,608
Darling Ingredients, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(38,904)	(2,891,059)	(2,030,789)	837,114
Flowers Foods, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(77,721)	(1,953,924)	(1,723,852)	192,101
Hain Celestial Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/08/27	(74,280)	(1,422,727)	(770,284)	646,010
Hostess Brands, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(23,190)	(624,075)	(772,459)	(158,195)
J & J Snack Foods Corp.	USFF -0.250%	Weekly	MS	01/07/27	(2,377)	(362,237)	(388,996)	(41,302)
Mission Produce, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(6,193)	(89,866)	(59,948)	29,201
Pilgrim's Pride Corp.	USFF -0.250%	Weekly	MS	01/10/28	(74,657)	(1,799,917)	(1,704,419)	81,082
Post Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(13,933)	(1,233,422)	(1,194,615)	28,926
Primo Water Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(21,898)	(318,099)	(302,192)	11,791
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
Tyson Foods, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(82,969)	$ (4,209,929)	$ (4,189,105)	$ (77,247)
Universal Corp.	USFF -0.250%	Weekly	MS	01/07/27	(4,536)	(267,362)	(214,145)	35,759
Utz Brands, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(38,386)	(787,899)	(515,524)	252,297
					(474,806)	(16,969,745)	(14,775,638)	1,929,145
Health Care Equipment & Services
AdaptHealth Corp.	USFF -0.250%	Weekly	MS	01/05/26	(23,946)	(588,096)	(217,909)	369,399
Agiliti, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(15,981)	(287,148)	(103,717)	181,913
agilon health, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(11,776)	(205,539)	(209,142)	(6,625)
Alcon, Inc. (Switzerland)	USFF -0.250%	Weekly	MS	01/10/28	(13,511)	(1,119,341)	(1,041,158)	68,828
Alphatec Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(15,561)	(205,777)	(201,826)	2,306
Amedisys, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,498)	(416,334)	(420,113)	(7,110)
AMN Healthcare Services, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,535)	(311,155)	(301,111)	7,554
Bausch + Lomb Corp. (Canada)	USFF -4.830%	Weekly	MS	07/11/28	(151)	(2,569)	(2,559)	41
Becton Dickinson & Co.	USFF -0.250%	Weekly	MS	07/11/28	(2,780)	(787,719)	(718,713)	60,403
BioLife Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,151)	(15,867)	(15,895)	(151)
Boston Scientific Corp.	USFF -0.250%	Weekly	MS	07/11/28	(38,805)	(2,103,957)	(2,048,904)	36,671
Chemed Corp.	USFF -0.250%	Weekly	MS	07/11/28	(875)	(449,428)	(454,737)	(8,905)
Cooper Cos., Inc. (The)	USFF -0.250%	Weekly	MS	01/10/28	(5,334)	(1,882,140)	(1,696,265)	171,020
DENTSPLY SIRONA, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(31,753)	(1,237,311)	(1,084,682)	137,409
DocGo, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(9,533)	(80,382)	(50,811)	28,931
Doximity, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(13,550)	(487,124)	(287,531)	195,695
Ensign Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/11/28	(3,321)	(325,291)	(308,621)	13,899
Envista Holdings Corp.	USFF -0.250%	Weekly	MS	01/10/28	(6,221)	(252,206)	(173,441)	76,748
Glaukos Corp.	USFF -0.250%	Weekly	MS	07/08/27	(4,187)	(204,012)	(315,072)	(115,190)
Globus Medical, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(3,113)	(232,841)	(154,560)	76,419
Hims & Hers Health, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(36,976)	(278,321)	(232,579)	43,516
ICU Medical, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,370)	(602,751)	(401,064)	202,159
Insulet Corp.	USFF -0.250%	Weekly	MS	07/11/28	(4,964)	(1,085,457)	(791,708)	285,825
Integer Holdings Corp.	USFF -0.250%	Weekly	MS	01/07/27	(3,671)	(305,289)	(287,917)	15,068
LifeStance Health Group, Inc.	USFF -0.730%	Weekly	MS	07/11/28	(16,308)	(121,714)	(112,036)	8,707
Masimo Corp.	USFF -0.250%	Weekly	MS	07/08/27	(4,066)	(662,511)	(356,507)	355,765
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Merit Medical Systems, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(11,592)	$ (806,680)	$ (800,080)	$ 142
Multiplan Corp.	USFF -0.697%	Weekly	MS	07/11/28	(26,103)	(46,757)	(43,853)	2,534
Neogen Corp.	USFF -0.250%	Weekly	MS	01/10/28	(10,296)	(202,745)	(190,888)	10,272
Nevro Corp.	USFF -0.250%	Weekly	MS	07/06/26	(38,300)	(1,007,955)	(736,126)	263,758
Novocure Ltd. (Jersey)	USFF -0.250%	Weekly	MS	01/10/28	(63,812)	(1,880,030)	(1,030,564)	834,410
Omnicell, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(6,228)	(717,614)	(280,509)	468,723
OrthoPediatrics Corp.	USFF -0.250%	Weekly	MS	07/11/28	(331)	(10,875)	(10,592)	200
Outset Medical, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(16,029)	(474,903)	(174,396)	296,721
Paragon 28, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,657)	(64,107)	(58,445)	5,152
Pediatrix Medical Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,805)	(42,573)	(22,942)	22,800
PROCEPT BioRobotics Corp.	USFF -0.250%	Weekly	MS	01/10/28	(23,485)	(786,708)	(770,543)	9,867
Quest Diagnostics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,549)	(352,647)	(310,621)	37,455
QuidelOrtho Corp.	USFF -0.250%	Weekly	MS	07/06/26	(26,301)	(2,299,049)	(1,921,025)	362,467
RadNet, Inc.	USFF -0.250%	Weekly	MS	07/23/25	(17,281)	(388,485)	(487,151)	(101,775)
ResMed, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(74)	(17,821)	(10,942)	6,639
Schrodinger, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(27,938)	(1,087,800)	(789,807)	289,283
Select Medical Holdings Corp.	USFF -0.250%	Weekly	MS	07/08/27	(11,970)	(339,322)	(302,482)	29,179
Shockwave Medical, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,198)	(273,048)	(238,522)	33,479
STAAR Surgical Co.	USFF -0.250%	Weekly	MS	01/10/28	(15,707)	(883,750)	(631,107)	245,568
Tandem Diabetes Care, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(34,816)	(1,609,154)	(723,128)	873,139
TransMedics Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,775)	(156,493)	(151,931)	3,312
Treace Medical Concepts, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(18,795)	(375,803)	(246,402)	126,394
UnitedHealth Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,089)	(1,562,057)	(1,557,443)	(7,888)
US Physical Therapy, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,520)	(382,341)	(322,890)	49,315
Veeva Systems, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,010)	(878,027)	(815,834)	57,496
					(651,598)	(30,897,024)	(24,616,801)	6,118,937
Household & Personal Products
Beauty Health Co. (The)	USFF -0.250%	Weekly	MS	07/08/27	(45,061)	(460,125)	(271,267)	185,175
BellRing Brands, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,470)	(349,025)	(390,448)	(47,529)
Central Garden & Pet Co., Class A	USFF -0.250%	Weekly	MS	07/06/26	(8,100)	(354,699)	(324,729)	27,183
Coty, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(21,620)	(255,290)	(237,171)	16,086
Edgewell Personal Care Co.	USFF -0.250%	Weekly	MS	07/08/27	(4,968)	(216,924)	(183,617)	29,473
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Household & Personal Products — (continued)
Estee Lauder Cos., Inc. (The), Class A	USFF -0.250%	Weekly	MS	07/11/28	(12,540)	$(1,992,436)	$(1,812,657)	$ 181,935
Inter Parfums, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(90)	(12,126)	(12,091)	(57)
Reynolds Consumer Products, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(6,562)	(207,226)	(168,184)	32,066
WD-40 Co.	USFF -0.250%	Weekly	MS	01/07/27	(773)	(155,660)	(157,105)	(5,197)
					(109,184)	(4,003,511)	(3,557,269)	419,135
Materials
AdvanSix, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(847)	(26,156)	(26,325)	(374)
Air Products and Chemicals, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,622)	(1,347,947)	(1,309,875)	15,890
Albemarle Corp.	USFF -0.250%	Weekly	MS	01/10/28	(3,243)	(718,888)	(551,440)	160,396
Alcoa Corp.	USFF -0.250%	Weekly	MS	07/11/28	(52,087)	(1,795,922)	(1,513,648)	268,375
Algoma Steel Group, Inc. (Canada)	USFF -3.080%	Weekly	MS	01/10/28	(58,094)	(454,689)	(395,039)	49,620
Arch Resources, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,127)	(339,799)	(362,994)	(25,913)
Ashland, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(15,307)	(1,570,906)	(1,250,276)	294,847
ATI, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(14,662)	(659,572)	(603,341)	51,489
Avery Dennison Corp.	USFF -0.250%	Weekly	MS	01/10/28	(7,560)	(1,347,602)	(1,380,985)	(52,262)
Balchem Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,761)	(247,012)	(218,434)	26,438
Barrick Gold Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(53,133)	(847,284)	(773,085)	62,301
Bioceres Crop Solutions Corp. (Cayman Islands)	USFF -5.930%	Weekly	MS	07/11/28	(248)	(2,771)	(2,800)	(48)
Cabot Corp.	USFF -0.250%	Weekly	MS	07/08/27	(2,231)	(170,999)	(154,541)	13,365
Celanese Corp.	USFF -0.250%	Weekly	MS	01/10/28	(10,254)	(1,202,760)	(1,287,082)	(108,844)
Coeur Mining, Inc.	USFF -0.256%	Weekly	MS	07/06/26	(648,553)	(3,061,710)	(1,439,788)	1,597,399
Corteva, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(38,499)	(2,399,473)	(1,969,609)	393,958
Crown Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(7,589)	(671,445)	(671,475)	(7,772)
Ecovyst, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(11,454)	(115,457)	(112,707)	1,828
Equinox Gold Corp. (Canada)	USFF -0.626%	Weekly	MS	07/23/25	(209,062)	(1,690,486)	(884,332)	792,616
ERO Copper Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(1,934)	(37,105)	(33,342)	3,470
First Majestic Silver Corp. (Canada)	USFF -0.730%	Weekly	MS	01/10/28	(64,140)	(456,484)	(329,038)	123,101
FMC Corp.	USFF -0.250%	Weekly	MS	01/10/28	(17,134)	(1,600,910)	(1,147,464)	453,459
Fortuna Silver Mines, Inc. (Canada)	USFF -1.318%	Weekly	MS	07/11/28	(2,064)	(5,574)	(5,614)	(81)
Ginkgo Bioworks Holdings, Inc.	USFF -1.915%	Weekly	MS	07/11/28	(9,840)	(17,427)	(17,810)	(519)
Graphic Packaging Holding Co.	USFF -0.250%	Weekly	MS	07/11/28	(18,965)	(436,000)	(422,540)	9,971
Hecla Mining Co.	USFF -0.256%	Weekly	MS	07/08/27	(198,883)	(1,010,731)	(777,633)	222,373
Hudbay Minerals, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(52,767)	(253,584)	(256,975)	(5,585)
Ingevity Corp.	USFF -0.250%	Weekly	MS	01/10/28	(25,246)	(1,567,114)	(1,201,962)	352,602
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Kaiser Aluminum Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,694)	$ (187,419)	$ (202,750)	$ (19,917)
Koppers Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(417)	(16,778)	(16,492)	155
Kronos Worldwide, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,644)	(22,016)	(20,491)	1,121
Louisiana-Pacific Corp.	USFF -0.250%	Weekly	MS	07/08/27	(14,890)	(910,377)	(822,970)	75,476
Mativ Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(20,645)	(526,419)	(294,398)	198,049
Methanex Corp. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(20,219)	(840,039)	(910,866)	(88,999)
MP Materials Corp.	USFF -0.250%	Weekly	MS	01/10/28	(39,672)	(867,916)	(757,735)	103,232
Novagold Resources, Inc. (Canada)	USFF -0.265%	Weekly	MS	07/11/28	(1,005)	(3,902)	(3,859)	16
Nutrien Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(19,360)	(1,267,356)	(1,195,674)	51,273
O-I Glass, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(29,701)	(569,350)	(496,898)	67,895
Pan American Silver Corp. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(81,665)	(1,298,290)	(1,182,509)	93,664
PureCycle Technologies, Inc.	USFF -1.130%	Weekly	MS	07/11/28	(15,339)	(108,596)	(86,052)	21,678
Sandstorm Gold Ltd. (Canada)	USFF -0.698%	Weekly	MS	01/10/28	(180,262)	(976,337)	(840,021)	125,498
Schnitzer Steel Industries, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(16,048)	(664,988)	(446,937)	200,143
Sealed Air Corp.	USFF -0.250%	Weekly	MS	07/11/28	(29,605)	(1,074,651)	(972,820)	88,305
Sensient Technologies Corp.	USFF -0.250%	Weekly	MS	07/08/27	(15,996)	(1,107,869)	(935,446)	151,334
Silgan Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(24,831)	(1,096,083)	(1,070,464)	14,325
SSR Mining, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(95,625)	(1,411,801)	(1,270,856)	118,180
Stepan Co.	USFF -0.250%	Weekly	MS	01/05/26	(9,095)	(926,149)	(681,852)	224,675
Summit Materials, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(15,356)	(535,832)	(478,186)	53,290
Sylvamo Corp.	USFF -0.250%	Weekly	MS	07/23/25	(5,877)	(253,602)	(258,235)	(6,661)
Teck Resources Ltd., Class B (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(31,833)	(1,323,547)	(1,371,684)	(61,582)
TimkenSteel Corp.	USFF -0.250%	Weekly	MS	07/11/28	(5,306)	(113,616)	(115,246)	(2,537)
TriMas Corp.	USFF -0.250%	Weekly	MS	07/11/28	(2,227)	(56,584)	(55,141)	987
Tronox Holdings PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/10/28	(90,473)	(1,157,947)	(1,215,957)	(76,620)
United States Steel Corp.	USFF -0.250%	Weekly	MS	01/10/28	(125,389)	(3,639,765)	(4,072,635)	(462,916)
Westrock Co.	USFF -0.250%	Weekly	MS	01/10/28	(45,248)	(1,402,816)	(1,619,878)	(259,600)
					(2,473,728)	(46,415,852)	(40,496,206)	5,302,564
Media & Entertainment
Altice USA, Inc., Class A	USFF -0.254%	Weekly	MS	01/07/27	(203,283)	(964,526)	(664,735)	292,060
Angi, Inc.	USFF -0.730%	Weekly	MS	07/23/25	(94,613)	(1,283,856)	(187,334)	1,086,241
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
Clear Channel Outdoor Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(18,919)	$ (28,156)	$ (29,892)	$ (1,958)
DISH Network Corp., Class A	USFF -0.250%	Weekly	MS	01/07/27	(152,282)	(2,965,111)	(892,373)	2,048,989
IAC, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(19,877)	(1,136,461)	(1,001,602)	125,759
Integral Ad Science Holding Corp.	USFF -0.250%	Weekly	MS	07/11/28	(22,265)	(298,612)	(264,731)	31,493
Lions Gate Entertainment Corp., Class B (Canada)	USFF -0.250%	Weekly	MS	07/06/26	(30,357)	(436,144)	(238,910)	193,745
Live Nation Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(34,418)	(2,852,024)	(2,858,071)	(28,890)
Madison Square Garden Sports Corp.	USFF -0.250%	Weekly	MS	07/11/28	(6,275)	(1,106,068)	(1,106,282)	(9,071)
Magnite, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(56,638)	(523,708)	(427,051)	92,466
Nextdoor Holdings, Inc.	USFF -0.760%	Weekly	MS	07/11/28	(20,390)	(42,052)	(37,110)	4,609
Paramount Global, Class B	USFF -0.630%	Weekly	MS	01/10/28	(49,396)	(738,890)	(637,208)	91,378
Pinterest, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(42,305)	(1,154,285)	(1,143,504)	1,274
ROBLOX Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(70,805)	(2,178,865)	(2,050,513)	108,238
Scholastic Corp.	USFF -0.250%	Weekly	MS	07/08/27	(5,647)	(226,583)	(215,377)	7,370
Snap, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(212,439)	(2,307,953)	(1,892,831)	396,637
Sphere Entertainment Co.	USFF -0.250%	Weekly	MS	01/05/26	(22,896)	(796,987)	(850,815)	(64,356)
TechTarget, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(345)	(10,377)	(10,474)	(177)
TKO Group Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,517)	(272,856)	(211,579)	49,380
TripAdvisor, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(69,711)	(1,121,428)	(1,155,808)	(43,360)
Warner Music Group Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(34,267)	(1,073,403)	(1,075,984)	(17,497)
WideOpenWest, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(23,179)	(341,795)	(177,319)	161,742
Ziff Davis, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,542)	(321,559)	(289,280)	29,707
					(1,197,366)	(22,181,699)	(17,418,783)	4,555,779
Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,051)	(168,069)	(167,104)	(377)
AbCellera Biologics, Inc. (Canada)	USFF -1.096%	Weekly	MS	07/11/28	(43,850)	(237,685)	(201,710)	34,075
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Amylyx Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(20,125)	$ (664,557)	$ (368,489)	$ 291,900
Arrowhead Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(26,912)	(754,888)	(723,125)	25,719
Avantor, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(46,183)	(988,522)	(973,538)	7,070
Avid Bioservices, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(19,999)	(432,242)	(188,791)	239,993
Azenta, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,004)	(278,563)	(301,341)	(26,761)
Bausch Health Cos., Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(183,767)	(1,442,408)	(1,510,565)	(79,708)
Bio-Techne Corp.	USFF -0.250%	Weekly	MS	01/10/28	(5,368)	(451,020)	(365,400)	94,603
Catalent, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(36,628)	(3,085,339)	(1,667,673)	1,390,075
Cogent Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(338)	(3,271)	(3,296)	(47)
Cytek Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(67,161)	(682,060)	(370,729)	305,871
Dynavax Technologies Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,006)	(14,703)	(14,859)	(270)
Elanco Animal Health, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(230,189)	(2,294,625)	(2,587,324)	(322,220)
Enliven Therapeutics, Inc.	USFF -9.730%	Weekly	MS	07/11/28	(30)	(409)	(410)	—
Geron Corp.	USFF -0.250%	Weekly	MS	07/11/28	(72,596)	(171,363)	(153,904)	16,091
Inhibrx, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(106)	(1,970)	(1,945)	13
Innoviva, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,805)	(36,326)	(36,437)	(397)
Intellia Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(8,935)	(297,656)	(282,525)	12,751
Intra-Cellular Therapies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,908)	(165,960)	(151,478)	13,156
Ironwood Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(16,734)	(159,977)	(161,148)	(2,449)
Keros Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(641)	(21,007)	(20,435)	407
Maravai LifeSciences Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(55,806)	(572,399)	(558,060)	9,758
Mesa Laboratories, Inc.	USFF -0.250%	Weekly	MS	07/23/25	(2,144)	(507,710)	(225,270)	277,893
Moderna, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(17,886)	(1,946,065)	(1,847,445)	83,375
Pacific Biosciences of California, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(12,972)	(113,496)	(108,316)	4,274
Pacira BioSciences, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(399)	(32,383)	(12,241)	19,886
Perrigo Co. PLC (Ireland)	USFF -0.250%	Weekly	MS	07/06/26	(8,575)	(398,830)	(273,971)	118,031
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Pliant Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(29,134)	$ (583,830)	$ (505,184)	$ 73,973
Prime Medicine, Inc.	USFF -13.380%	Weekly	MS	07/11/28	(928)	(10,283)	(8,853)	1,351
Prothena Corp. PLC (Ireland)	USFF -0.250%	Weekly	MS	07/11/28	(9,760)	(519,528)	(470,920)	44,451
PTC Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,220)	(148,999)	(139,390)	8,419
REGENXBIO, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(41)	(688)	(675)	12
Repligen Corp.	USFF -0.250%	Weekly	MS	07/11/28	(10,253)	(1,713,313)	(1,630,330)	69,262
Revance Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(23,883)	(390,075)	(273,938)	113,017
Sotera Health Co.	USFF -0.250%	Weekly	MS	07/06/26	(54,068)	(992,877)	(809,939)	174,988
SpringWorks Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,109)	(51,441)	(48,760)	2,273
Supernus Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(12,446)	(375,530)	(343,136)	29,389
Thermo Fisher Scientific, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,935)	(1,104,064)	(979,439)	115,108
Travere Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,038)	(43,326)	(36,100)	6,883
Ultragenyx Pharmaceutical, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(211)	(7,528)	(7,522)	(51)
Ventyx Biosciences, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(19,008)	(645,630)	(660,148)	(20,165)
Vera Therapeutics, Inc.	USFF -2.080%	Weekly	MS	07/11/28	(112)	(1,540)	(1,536)	(4)
Viking Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,453)	(27,641)	(27,155)	269
Viridian Therapeutics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(14,519)	(379,264)	(222,721)	153,508
Xencor, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,358)	(297,507)	(188,564)	106,564
Xenon Pharmaceuticals, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(16,614)	(660,576)	(567,534)	87,933
Zoetis, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(964)	(185,740)	(167,717)	23,556
					(1,112,172)	(24,062,883)	(20,367,090)	3,503,448
Semiconductors & Semiconductor Equipment
Alpha & Omega Semiconductor Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	01/10/28	(6,995)	(183,862)	(208,731)	(26,343)
Ambarella, Inc. (Cayman Islands)	USFF -0.250%	Weekly	MS	01/10/28	(12,399)	(876,109)	(657,519)	211,575
Cirrus Logic, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(11,318)	(910,768)	(837,079)	66,396
FormFactor, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(26,128)	(866,288)	(912,912)	(53,560)
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
Ichor Holdings Ltd. (Cayman Islands)	USFF -0.250%	Weekly	MS	01/07/27	(6,045)	$ (197,770)	$ (187,153)	$ 8,961
Impinj, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(11,374)	(880,742)	(625,911)	247,779
Intel Corp.	USFF -0.250%	Weekly	MS	07/08/27	(14,932)	(542,032)	(530,833)	(12,862)
MACOM Technology Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(12,290)	(897,615)	(1,002,618)	(112,190)
Marvell Technology, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(70,052)	(3,862,522)	(3,791,915)	33,148
MaxLinear, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(43,636)	(994,495)	(970,901)	15,631
MKS Instruments, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(33,232)	(2,965,774)	(2,875,897)	54,877
Onto Innovation, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(12,437)	(1,406,816)	(1,585,966)	(190,416)
PDF Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,314)	(111,670)	(107,374)	3,406
Power Integrations, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(15,222)	(1,269,335)	(1,161,591)	93,977
Semtech Corp.	USFF -0.250%	Weekly	MS	01/10/28	(24,627)	(532,208)	(634,145)	(106,197)
Silicon Laboratories, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(14,498)	(2,008,291)	(1,680,173)	312,021
SiTime Corp.	USFF -0.250%	Weekly	MS	07/08/27	(4,659)	(481,911)	(532,291)	(54,237)
Synaptics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,818)	(430,207)	(430,922)	(4,157)
Texas Instruments, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(12,823)	(2,304,028)	(2,038,985)	256,411
Ultra Clean Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,316)	(304,145)	(276,406)	25,306
Wolfspeed, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(16,749)	(739,542)	(638,137)	95,485
					(366,864)	(22,766,130)	(21,687,459)	865,011
Software & Services
A10 Networks, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,569)	(38,623)	(38,612)	(295)
ACI Worldwide, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(40,866)	(1,111,408)	(921,937)	180,606
Agilysys, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(7,252)	(516,469)	(479,792)	32,543
Akamai Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(7,632)	(790,810)	(813,113)	(29,787)
Alarm.com Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(7,959)	(537,044)	(486,613)	46,645
Altair Engineering, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(420)	(25,698)	(26,275)	(779)
Alteryx, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(58,496)	(2,185,335)	(2,204,714)	(54,637)
Aspen Technology, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(721)	(175,587)	(147,271)	26,912
Bentley Systems, Inc., Class B	USFF -0.250%	Weekly	MS	01/10/28	(38,081)	(1,837,412)	(1,910,143)	(88,043)
C3.ai, Inc., Class A	USFF -11.980%	Weekly	MS	07/11/28	(25,803)	(742,962)	(658,493)	78,522
CCC Intelligent Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(56,906)	(628,582)	(759,695)	(136,144)
Cerence, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(10,948)	(301,894)	(223,011)	76,469
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Datadog, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(32,776)	$(2,929,365)	$(2,985,566)	$ (79,664)
Digital Turbine, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(123,781)	(1,280,331)	(748,875)	521,204
Dynatrace, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(16,224)	(765,723)	(758,148)	1,445
EngageSmart, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,748)	(66,565)	(67,427)	(1,391)
Envestnet, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(25,045)	(1,760,428)	(1,102,731)	643,850
GoDaddy, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(14,241)	(1,067,078)	(1,060,670)	(2,135)
Hackett Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/11/28	(1,651)	(39,133)	(38,947)	(268)
HashiCorp., Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(29,829)	(789,787)	(680,996)	102,468
Informatica, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(11,572)	(202,581)	(243,822)	(43,588)
Jamf Holding Corp.	USFF -0.250%	Weekly	MS	07/06/26	(13,003)	(457,934)	(229,633)	226,195
Lightspeed Commerce, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/06/26	(40,471)	(1,670,214)	(567,808)	1,090,008
LiveRamp Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(4,653)	(241,664)	(134,193)	110,594
Manhattan Associates, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,882)	(377,504)	(371,996)	2,487
Matterport, Inc.	USFF -0.630%	Weekly	MS	07/11/28	(50,961)	(125,663)	(110,585)	14,075
MeridianLink, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(606)	(10,302)	(10,338)	(115)
Olo, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(29,371)	(274,684)	(177,988)	94,499
Open Text Corp. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(16,006)	(651,294)	(561,811)	79,146
Paycom Software, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(700)	(238,418)	(181,489)	56,509
Paylocity Holding Corp.	USFF -0.250%	Weekly	MS	07/11/28	(2,889)	(639,775)	(524,931)	111,342
PowerSchool Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(38,252)	(860,336)	(866,790)	(13,342)
PTC, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,176)	(308,502)	(308,296)	(2,257)
RingCentral, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(5,417)	(159,316)	(160,506)	(2,462)
SentinelOne, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(13,902)	(224,140)	(234,388)	(16,091)
Snowflake, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(13,834)	(2,212,065)	(2,113,420)	80,928
SPS Commerce, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,986)	(366,859)	(338,831)	25,123
Tenable Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,916)	(169,568)	(175,437)	(7,989)
Twilio, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(2,801)	(183,682)	(163,943)	18,272
Tyler Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,535)	(598,316)	(592,725)	802
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
UiPath, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(19,357)	$ (328,689)	$ (331,198)	$ (10,602)
Unity Software, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(78,056)	(2,577,994)	(2,450,178)	107,168
					(858,294)	(30,469,734)	(26,963,335)	3,238,223
Technology Hardware & Equipment
3D Systems Corp.	USFF -0.244%	Weekly	MS	01/07/27	(103,159)	(873,380)	(506,511)	359,877
ADTRAN Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(64,954)	(1,026,945)	(534,571)	468,927
Advanced Energy Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,626)	(1,077,669)	(992,633)	75,246
Avid Technology, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(27,635)	(724,457)	(742,552)	(23,895)
Avnet, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(26,473)	(1,172,208)	(1,275,734)	(139,120)
Belden, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,332)	(511,318)	(514,805)	(7,651)
Benchmark Electronics, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(15,572)	(387,622)	(377,777)	(3,328)
Ciena Corp.	USFF -0.250%	Weekly	MS	07/08/27	(11,876)	(603,197)	(561,260)	39,588
Clearfield, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,270)	(472,824)	(265,678)	203,362
Coherent Corp.	USFF -0.250%	Weekly	MS	07/08/27	(57,790)	(2,047,452)	(1,886,266)	144,789
CommScope Holding Co., Inc.	USFF -0.261%	Weekly	MS	01/05/26	(57,923)	(866,515)	(194,621)	665,914
Corning, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(43,665)	(1,483,274)	(1,330,473)	131,299
Dell Technologies, Inc., Class C	USFF -0.250%	Weekly	MS	01/10/28	(5,700)	(293,976)	(392,730)	(118,756)
Diebold Nixdorf, Inc.	USFF -0.630%	Weekly	MS	07/11/28	(291)	(5,415)	(5,512)	(136)
Harmonic, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(59,866)	(610,505)	(576,510)	29,109
Infinera Corp.	USFF -0.630%	Weekly	MS	01/10/28	(49,847)	(250,510)	(208,360)	40,382
Itron, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,145)	(176,717)	(190,524)	(16,251)
Lumentum Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(21,839)	(1,273,772)	(986,686)	276,886
Methode Electronics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,240)	(73,049)	(74,034)	(1,566)
Novanta, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(2,528)	(400,047)	(362,616)	34,230
Plexus Corp.	USFF -0.250%	Weekly	MS	07/06/26	(3,161)	(290,516)	(293,910)	(5,840)
Pure Storage, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(7,813)	(271,146)	(278,299)	(9,321)
Rogers Corp.	USFF -0.250%	Weekly	MS	01/07/27	(2,075)	(566,275)	(272,800)	297,132
Sanmina Corp.	USFF -0.250%	Weekly	MS	07/11/28	(8,909)	(488,781)	(483,581)	1,289
Stratasys Ltd. (Israel)	USFF -0.250%	Weekly	MS	07/11/28	(15,880)	(201,308)	(216,127)	(16,427)
TD SYNNEX Corp.	USFF -0.250%	Weekly	MS	01/10/28	(10,087)	(996,094)	(1,007,288)	(25,405)
Teledyne Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,450)	(2,250,059)	(2,226,761)	5,277
Ubiquiti, Inc.	USFF -0.580%	Weekly	MS	01/07/27	(7,087)	(1,630,971)	(1,029,741)	576,345
Viasat, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(20,211)	(898,538)	(373,095)	518,249
Viavi Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(46,851)	(474,917)	(428,218)	42,898
Zebra Technologies Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(6,564)	(1,766,816)	(1,552,583)	203,206
					(713,819)	(24,166,273)	(20,142,256)	3,746,309
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Telecommunication Services
Cogent Communications Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(23,591)	$ (1,557,598)	$(1,460,283)	$ 53,399
Frontier Communications Parent, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(67,062)	(1,771,589)	(1,049,520)	707,881
Globalstar, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(133,187)	(225,318)	(174,475)	49,890
Gogo, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(15,421)	(252,439)	(183,973)	66,448
Rogers Communications, Inc., Class B (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(12,374)	(509,169)	(475,038)	26,739
Shenandoah Telecommunications Co.	USFF -0.250%	Weekly	MS	07/23/25	(9,685)	(299,860)	(199,608)	37,318
United States Cellular Corp.	USFF -0.250%	Weekly	MS	01/10/28	(4,513)	(80,036)	(193,924)	(116,888)
					(265,833)	(4,696,009)	(3,736,821)	824,787
Transportation
Air Transport Services Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(37,896)	(860,017)	(790,890)	61,387
Alaska Air Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(31,470)	(1,457,248)	(1,166,908)	278,670
Canadian Pacific Kansas City Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(31,300)	(2,556,474)	(2,329,033)	202,566
Frontier Group Holdings, Inc.	USFF -0.258%	Weekly	MS	07/11/28	(10,918)	(53,268)	(52,843)	2
Golden Ocean Group Ltd. (Bermuda)	USFF -0.980%	Weekly	MS	07/11/28	(25,862)	(195,389)	(203,793)	(10,751)
GXO Logistics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,732)	(230,398)	(218,882)	9,671
Heartland Express, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(17,268)	(276,401)	(253,667)	19,449
JB Hunt Transport Services, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(876)	(176,732)	(165,144)	9,809
Lyft, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(41,376)	(566,742)	(436,103)	126,103
Matson, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,323)	(334,906)	(383,537)	(52,959)
Schneider National, Inc., Class B	USFF -0.250%	Weekly	MS	07/11/28	(8,879)	(265,690)	(245,860)	16,960
Southwest Airlines Co.	USFF -0.250%	Weekly	MS	01/10/28	(82,222)	(2,819,932)	(2,225,750)	547,388
Sun Country Airlines Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(10,385)	(228,359)	(154,113)	72,421
Werner Enterprises, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(30,397)	(1,428,428)	(1,183,963)	216,968
					(336,904)	(11,449,984)	(9,810,486)	1,497,684
Utilities
AES Corp. (The)	USFF -0.250%	Weekly	MS	01/10/28	(163,713)	(3,037,366)	(2,488,438)	522,222
The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
Algonquin Power & Utilities Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(120,578)	$ (878,043)	$ (713,822)	$ 144,191
Alliant Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(4,286)	(256,791)	(207,657)	37,598
American Electric Power Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(22,779)	(1,978,917)	(1,713,436)	224,063
Avangrid, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(535)	(16,082)	(16,141)	(184)
Avista Corp.	USFF -0.250%	Weekly	MS	01/07/27	(17,474)	(744,700)	(565,633)	147,648
California Water Service Group	USFF -0.250%	Weekly	MS	01/10/28	(14,364)	(761,479)	(679,561)	72,764
CenterPoint Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(14,537)	(430,110)	(390,318)	42,094
CMS Energy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(3,769)	(261,856)	(200,172)	52,385
Dominion Energy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(17,134)	(810,721)	(765,376)	34,990
Essential Utilities, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(7,649)	(364,232)	(262,590)	89,426
Evergy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(35,027)	(1,966,626)	(1,775,869)	165,495
Exelon Corp.	USFF -0.250%	Weekly	MS	01/10/28	(21,192)	(849,870)	(800,846)	34,591
FirstEnergy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(39,320)	(1,562,209)	(1,343,958)	184,944
Fortis, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(4,766)	(224,622)	(181,060)	32,309
IDACORP, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,444)	(664,497)	(603,481)	52,227
Middlesex Water Co.	USFF -0.250%	Weekly	MS	01/10/28	(2,727)	(214,073)	(180,664)	30,939
National Fuel Gas Co.	USFF -0.250%	Weekly	MS	07/11/28	(7,755)	(413,272)	(402,562)	3,564
NiSource, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(38,967)	(1,050,841)	(961,706)	58,055
Northwest Natural Holding Co.	USFF -0.250%	Weekly	MS	01/05/26	(12,503)	(639,232)	(477,114)	127,697
Northwestern Energy Group, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(10,774)	(640,860)	(517,798)	76,449
OGE Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(7,397)	(307,466)	(246,542)	53,378
Ormat Technologies, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(13,835)	(1,139,856)	(967,343)	160,860
PNM Resources, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(219)	(9,715)	(9,770)	(32)
Portland General Electric Co.	USFF -0.250%	Weekly	MS	07/11/28	(12,850)	(584,842)	(520,168)	53,446
ReNew Energy Global PLC, Class A (United Kingdom)	USFF -1.030%	Weekly	MS	07/11/28	(5,704)	(32,798)	(30,973)	1,567
Sempra	USFF -0.250%	Weekly	MS	01/10/28	(18,773)	(1,383,770)	(1,277,127)	68,867
Southern Co. (The)	USFF -0.250%	Weekly	MS	07/11/28	(50,194)	(3,453,882)	(3,248,556)	156,934
Sunnova Energy International, Inc.	USFF -0.930%	Weekly	MS	07/11/28	(34,282)	(524,458)	(358,933)	161,328
WEC Energy Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(18,345)	(1,692,014)	(1,477,690)	172,717
					(727,892)	(26,895,200)	(23,385,304)	2,962,532

Total Reference Entity — Short						(428,950,633)	(373,939,773)	49,584,099
Net Value of Reference Entity						$(286,387,886)	$(218,368,504)	$71,933,140

The accompanying notes are an integral part of the financial statements.

GOTHAM ABSOLUTE RETURN FUND
Portfolio of Investments (Concluded)
September 30, 2023
Total Return Swaps (concluded)
*	Includes $3,913,758 related to open trades, dividends receivables/payables and swap receivables/payables activities.
MS	Morgan Stanley
USFF	U.S. Fed Funds
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 49.5%
Automobiles & Components — 0.7%
Adient PLC (Ireland)*	271	$ 9,946
BorgWarner, Inc.(a)	1,378	55,630
Ford Motor Co.(a)	17,779	220,815
Fox Factory Holding Corp.*	177	17,537
General Motors Co.(a)	17,177	566,326
Holley, Inc.*	989	4,935
Modine Manufacturing Co.*	770	35,228
Patrick Industries, Inc.	18	1,351
Thor Industries, Inc.	2,096	199,392
Visteon Corp.(a)*	1,028	141,936
		1,253,096
Capital Goods — 5.9%
3M Co.(a)	1,285	120,302
A. O. Smith Corp.	936	61,898
Acuity Brands, Inc.	195	33,210
Alamo Group, Inc.	13	2,247
Allison Transmission Holdings, Inc.	74	4,370
American Woodmark Corp.*	10	756
AMETEK, Inc.	182	26,892
Apogee Enterprises, Inc.	17	800
Array Technologies, Inc.*	2,176	48,285
Astec Industries, Inc.	17	801
Axon Enterprise, Inc.*	492	97,903
AZEK Co., Inc. (The)*	1,811	53,859
Beacon Roofing Supply, Inc.*	392	30,251
Blue Bird Corp.*	217	4,633
Boeing Co. (The)*	551	105,616
Boise Cascade Co.	344	35,446
Builders FirstSource, Inc.*	959	119,386
CAE, Inc. (Canada)*	16	374
Carrier Global Corp.	787	43,442
Caterpillar, Inc.(a)	1,055	288,015
Comfort Systems USA, Inc.(a)	1,290	219,829
Core & Main, Inc., Class A*	1,635	47,170
Crane Co.	1,537	136,547
CSW Industrials, Inc.	68	11,916
Curtiss-Wright Corp.	445	87,055
Deere & Co.(a)	459	173,217
Donaldson Co., Inc.	1,294	77,174
EMCOR Group, Inc.	717	150,850
Emerson Electric Co.(a)	8,300	801,531
Encore Wire Corp.(a)	977	178,263
Enerpac Tool Group Corp.	696	18,395
EnerSys	1,628	154,123
EnPro Industries, Inc.	609	73,805
Fastenal Co.(a)	1,572	85,894
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Fortune Brands Innovations, Inc.(a)	4,103	$ 255,042
Gates Industrial Corp. PLC (United Kingdom)*	4,861	56,436
General Dynamics Corp.(a)	1,448	319,965
General Electric Co.(a)	3,281	362,715
Gibraltar Industries, Inc.*	664	44,827
Griffon Corp.	3,817	151,420
Hillman Solutions Corp.*	8,795	72,559
Honeywell International, Inc.	15	2,771
Howmet Aerospace, Inc.(a)	3,638	168,258
Hubbell, Inc.	7	2,194
Hyster-Yale Materials Handling, Inc.	129	5,751
IES Holdings, Inc.*	55	3,623
Illinois Tool Works, Inc.(a)	939	216,261
ITT, Inc.	1,036	101,435
Johnson Controls International PLC (Ireland)	1,623	86,360
Kennametal, Inc.	3,549	88,299
L3Harris Technologies, Inc.	212	36,913
Lockheed Martin Corp.(a)	988	404,053
Masco Corp.(a)	3,783	202,201
MDU Resources Group, Inc.	2,118	41,470
MSC Industrial Direct Co., Inc., Class A(a)	1,926	189,037
Mueller Industries, Inc.(a)	3,886	292,072
NEXTracker, Inc., Class A*	883	35,461
Nordson Corp.	102	22,763
Otis Worldwide Corp.(a)	3,402	273,215
PACCAR, Inc.	214	18,194
Parker-Hannifin Corp.(a)	814	317,069
Pentair PLC (Ireland)	2,864	185,444
Powell Industries, Inc.	538	44,600
Quanex Building Products Corp.	77	2,169
Quanta Services, Inc.	281	52,567
REV Group, Inc.	87	1,392
RTX Corp.	592	42,606
Shoals Technologies Group, Inc., Class A(a)*	5,031	91,816
Simpson Manufacturing Co., Inc.	655	98,126
Snap-on, Inc.	682	173,951
SPX Technologies, Inc.*	1,575	128,205
Standex International Corp.	236	34,383
Stanley Black & Decker, Inc.	2,764	231,015
Sterling Infrastructure, Inc.*	2,091	153,647
Tennant Co.	239	17,722
Terex Corp.(a)	5,815	335,060

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Textron, Inc.(a)	3,869	$ 302,324
Transcat, Inc.*	2	196
TransDigm Group, Inc.(a)*	70	59,019
UFP Industries, Inc.(a)	2,082	213,197
Valmont Industries, Inc.(a)	425	102,089
Veritiv Corp.(a)	1,971	332,902
Vertiv Holdings Co.(a)	10,905	405,666
Wabash National Corp.	5,208	109,993
Watts Water Technologies, Inc., Class A(a)	927	160,204
WillScot Mobile Mini Holdings Corp.*	636	26,451
Woodward, Inc.	329	40,882
WW Grainger, Inc.(a)	543	375,669
		10,785,914
Commercial & Professional Services — 1.2%
ACV Auctions, Inc., Class A*	504	7,651
Automatic Data Processing, Inc.	31	7,458
Brady Corp., Class A	295	16,201
BrightView Holdings, Inc.*	52	403
Broadridge Financial Solutions, Inc.	834	149,328
Concentrix Corp.	288	23,072
Copart, Inc.(a)*	7,138	307,576
CRA International, Inc.	1	101
Insperity, Inc.	1,034	100,918
Legalzoom.com, Inc.*	4,036	44,154
Maximus, Inc.	18	1,344
MillerKnoll, Inc.	187	4,572
MSA Safety, Inc.	155	24,436
OPENLANE, Inc.*	1,210	18,053
Paychex, Inc.(a)	2,364	272,640
Republic Services, Inc.(a)	3,493	497,787
Robert Half, Inc.	1,035	75,845
Rollins, Inc.(a)	1,930	72,047
Science Applications International Corp.	1,489	157,149
SS&C Technologies Holdings, Inc.	154	8,091
Steelcase, Inc., Class A	354	3,954
Thomson Reuters Corp. (Canada)	15	1,835
TransUnion	1,758	126,207
TTEC Holdings, Inc.	152	3,986
Upwork, Inc.*	112	1,272
Verisk Analytics, Inc.(a)	1,146	270,731
		2,196,811
Consumer Discretionary Distribution & Retail — 1.9%
Abercrombie & Fitch Co., Class A*	258	14,543
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Discretionary Distribution & Retail — (Continued)
Academy Sports & Outdoors, Inc.	499	$ 23,588
Amazon.com, Inc.(a)*	1,696	215,596
Arhaus, Inc.*	400	3,720
Bath & Body Works, Inc.(a)	2,017	68,175
Best Buy Co., Inc.	5	347
Buckle, Inc. (The)	545	18,198
CarMax, Inc.*	579	40,953
Carvana Co.(a)*	12,969	544,439
Designer Brands, Inc., Class A	274	3,469
Dick's Sporting Goods, Inc.	759	82,412
Dillard's, Inc., Class A	103	34,073
eBay, Inc.	3,916	172,656
Etsy, Inc.(a)*	1,182	76,334
Five Below, Inc.*	411	66,130
Gap, Inc. (The)	15,021	159,673
Group 1 Automotive, Inc.	103	27,677
Home Depot, Inc. (The)(a)	678	204,864
Kohl's Corp.	260	5,450
LKQ Corp.(a)	3,258	161,304
Lowe's Cos., Inc.(a)	1,325	275,388
Monro, Inc.	1,822	50,597
Nordstrom, Inc.	2,147	32,076
ODP Corp. (The)*	4,428	204,352
Pool Corp.	374	133,181
Ross Stores, Inc.(a)	130	14,683
Signet Jewelers Ltd. (Bermuda)	279	20,035
TJX Cos., Inc. (The)	1,725	153,318
Tractor Supply Co.	230	46,701
Ulta Beauty, Inc.(a)*	453	180,951
Urban Outfitters, Inc.*	3,611	118,044
Valvoline, Inc.(a)	12,737	410,641
		3,563,568
Consumer Durables & Apparel — 1.8%
BRP, Inc., sub-voting shares (Canada)	30	2,276
Carter's, Inc.	958	66,246
Cavco Industries, Inc.*	345	91,653
Cricut, Inc., Class A	180	1,672
Crocs, Inc.*	363	32,027
DR Horton, Inc.	1,390	149,383
Ethan Allen Interiors, Inc.	70	2,093
Garmin Ltd. (Switzerland)	3,860	406,072
G-III Apparel Group Ltd.*	619	15,425
Helen of Troy Ltd. (Bermuda)*	1,928	224,728
Installed Building Products, Inc.	223	27,850
Leggett & Platt, Inc.	1,816	46,145

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Lululemon Athletica, Inc.(a)*	621	$ 239,464
Malibu Boats, Inc., Class A*	565	27,696
Mohawk Industries, Inc.*	250	21,452
NIKE, Inc., Class B(a)	1,751	167,431
NVR, Inc.(a)*	29	172,936
Polaris, Inc.(a)	2,152	224,109
PulteGroup, Inc.(a)	3,030	224,371
PVH Corp.	926	70,848
Ralph Lauren Corp.	1,382	160,436
Skyline Champion Corp.*	830	52,888
Steven Madden Ltd.	2,068	65,700
Tapestry, Inc.(a)	14,893	428,174
TopBuild Corp.*	192	48,307
Vista Outdoor, Inc.*	4,038	133,739
Vizio Holding Corp., Class A*	48	260
YETI Holdings, Inc.(a)*	4,980	240,136
		3,343,517
Consumer Services — 1.9%
Aramark	933	32,375
Booking Holdings, Inc.(a)*	71	218,960
Boyd Gaming Corp.	263	15,998
Bright Horizons Family Solutions, Inc.*	193	15,722
Brinker International, Inc.*	2,347	74,142
Caesars Entertainment, Inc.(a)*	5,410	250,754
Cheesecake Factory, Inc. (The)	404	12,241
Chipotle Mexican Grill, Inc.*	57	104,414
Coursera, Inc.*	121	2,262
Darden Restaurants, Inc.	445	63,733
Dave & Buster's Entertainment, Inc.*	100	3,707
Dine Brands Global, Inc.	306	15,132
DraftKings, Inc., Class A*	2,313	68,095
Duolingo, Inc.*	179	29,691
Frontdoor, Inc.*	3,250	99,418
Jack in the Box, Inc.	67	4,627
Marriott International, Inc., Class A(a)	2,384	468,599
McDonald's Corp.(a)	1,365	359,596
MGM Resorts International(a)	5,104	187,623
Monarch Casino & Resort, Inc.	129	8,011
Planet Fitness, Inc., Class A*	3,562	175,179
Royal Caribbean Cruises Ltd. (Liberia)*	5,639	519,577
Sabre Corp.*	5,658	25,404
Six Flags Entertainment Corp.*	1,987	46,714
Starbucks Corp.	227	20,718
Wendy's Co. (The)	1,968	40,167
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Wynn Resorts Ltd.	2,146	$ 198,312
Xponential Fitness, Inc., Class A*	1,338	20,739
Yum! Brands, Inc.(a)	2,963	370,197
		3,452,107
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.(a)	500	282,480
Dollar General Corp.	882	93,315
Dollar Tree, Inc.*	393	41,835
Fresh Market Holdings, Inc. (The), Escrow Shares(b)*	45,368	—
Grocery Outlet Holding Corp.*	3,665	105,735
Kroger Co. (The)(a)	3,296	147,496
Performance Food Group Co.*	1,186	69,808
Sysco Corp.	1,023	67,569
Target Corp.(a)	3,529	390,201
US Foods Holding Corp.(a)*	6,364	252,651
Walgreens Boots Alliance, Inc.	2,845	63,273
Walmart, Inc.(a)	2,191	350,407
Weis Markets, Inc.	8	504
		1,865,274
Energy — 2.9%
APA Corp.	745	30,619
Baker Hughes Co.(a)	4,186	147,850
ChampionX Corp.	181	6,447
Chesapeake Energy Corp.	1,129	97,354
Chevron Corp.(a)	1,881	317,174
ConocoPhillips	473	56,665
CONSOL Energy, Inc.	51	5,350
Coterra Energy, Inc.(a)	7,938	214,723
Crescent Point Energy Corp. (Canada)	3,351	27,813
Devon Energy Corp.	3,170	151,209
DHT Holdings, Inc. (Marshall Islands)	28,758	296,207
Dorian LPG Ltd. (Marshall Islands)	3,718	106,818
Enbridge, Inc. (Canada)	1,055	35,015
Enerplus Corp. (Canada)	8,435	148,709
EOG Resources, Inc.(a)	1,664	210,929
EQT Corp.(a)	8,058	326,994
Equitrans Midstream Corp.	7,242	67,858
Exxon Mobil Corp.(a)	4,006	471,025
FLEX LNG Ltd. (Bermuda)	391	11,793
Gulfport Energy Corp.*	594	70,484
Helix Energy Solutions Group, Inc.*	6,300	70,371
Helmerich & Payne, Inc.	3,773	159,070

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
Kinder Morgan, Inc.(a)	13,589	$ 225,306
Liberty Energy, Inc.	989	18,316
Marathon Petroleum Corp.(a)	1,373	207,790
Murphy Oil Corp.(a)	984	44,624
Nabors Industries Ltd. (Bermuda)*	710	87,429
Nordic American Tankers Ltd. (Bermuda)	21,382	88,094
Occidental Petroleum Corp.(a)	5,999	389,215
Patterson-UTI Energy, Inc.	369	5,107
Phillips 66	1,141	137,091
Pioneer Natural Resources Co.(a)	904	207,513
Precision Drilling Corp. (Canada)*	73	4,900
TechnipFMC PLC (United Kingdom)	3,754	76,356
TETRA Technologies, Inc.*	399	2,546
Tidewater, Inc.*	1,239	88,056
Transocean Ltd. (Switzerland)*	13,012	106,829
US Silica Holdings, Inc.(a)*	15,524	217,957
Valero Energy Corp.	440	62,352
Weatherford International PLC (Ireland)*	3,441	310,826
		5,310,784
Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(a)*	2,470	865,241
Cboe Global Markets, Inc.	23	3,593
Franklin Resources, Inc.(a)	9,955	244,694
Intercontinental Exchange, Inc.(a)	2,904	319,498
MarketAxess Holdings, Inc.	190	40,591
Nasdaq, Inc.(a)	1,985	96,451
Open Lending Corp., Class A*	7,175	52,521
T Rowe Price Group, Inc.(a)	3,232	338,940
		1,961,529
Food, Beverage & Tobacco — 2.4%
Altria Group, Inc.(a)	7,032	295,696
Archer-Daniels-Midland Co.	105	7,919
B&G Foods, Inc.	304	3,007
Bunge Ltd. (Bermuda)	61	6,603
Cal-Maine Foods, Inc.	462	22,370
Campbell Soup Co.	1,849	75,957
Celsius Holdings, Inc.(a)*	1,447	248,305
Coca-Cola Co. (The)(a)	9,841	550,899
Coca-Cola Consolidated, Inc.	39	24,817
Conagra Brands, Inc.	47	1,289
Constellation Brands, Inc., Class A	513	128,932
Duckhorn Portfolio, Inc. (The)*	3,684	37,798
General Mills, Inc.(a)	5,773	369,414
	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Hormel Foods Corp.	4,036	$ 153,489
Ingredion, Inc.	426	41,918
J M Smucker Co. (The)(a)	4,955	609,019
John B Sanfilippo & Son, Inc.	257	25,392
Kellanova (a)	5,647	336,053
Keurig Dr Pepper, Inc.(a)	11,659	368,075
Kraft Heinz Co. (The)(a)	9,083	305,552
Lancaster Colony Corp.	683	112,716
Molson Coors Beverage Co., Class B	1,049	66,706
Mondelez International, Inc., Class A(a)	1,918	133,109
Monster Beverage Corp.*	1,554	82,284
National Beverage Corp.*	113	5,313
PepsiCo, Inc.(a)	1,093	185,198
Philip Morris International, Inc.(a)	2,271	210,249
Sovos Brands, Inc.*	1,122	25,301
		4,433,380
Health Care Equipment & Services — 2.7%
Align Technology, Inc.*	44	13,434
Apollo Medical Holdings, Inc.*	629	19,405
Axonics, Inc.*	677	37,993
Baxter International, Inc.	1,001	37,778
Cardinal Health, Inc.(a)	438	38,027
Cencora, Inc.	101	18,177
Centene Corp.*	1,057	72,806
Certara, Inc.*	1,549	22,522
CONMED Corp.	558	56,274
Cross Country Healthcare, Inc.*	169	4,190
CVS Health Corp.(a)	1,565	109,268
DaVita, Inc.*	1,290	121,944
Dexcom, Inc.(a)*	5,238	488,705
Edwards Lifesciences Corp.(a)*	232	16,073
Elevance Health, Inc.	263	114,515
Embecta Corp.	1,076	16,194
Enovis Corp.(a)*	2,538	133,829
Envista Holdings Corp.*	1,824	50,853
Fulgent Genetics, Inc.*	2,854	76,316
GE HealthCare Technologies, Inc.(a)	4,515	307,201
GoodRx Holdings, Inc., Class A*	1,573	8,856
Haemonetics Corp.*	1,893	169,575
HCA Healthcare, Inc.(a)	697	171,448
HealthEquity, Inc.*	845	61,727
Hologic, Inc.*	2,456	170,446
Humana, Inc.(a)	706	343,483
IDEXX Laboratories, Inc.(a)*	519	226,943

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Integra LifeSciences Holdings Corp.*	740	$ 28,261
Intuitive Surgical, Inc.(a)*	966	282,352
Laboratory Corp. of America Holdings	727	146,163
Lantheus Holdings, Inc.(a)*	6,526	453,427
Molina Healthcare, Inc.(a)*	251	82,300
National HealthCare Corp.	1	64
NeoGenomics, Inc.*	1,576	19,385
NextGen Healthcare, Inc.*	1,025	24,323
Patterson Cos., Inc.	2,032	60,229
Pediatrix Medical Group, Inc.*	332	4,220
PetIQ, Inc.*	11	217
Privia Health Group, Inc.*	5,525	127,075
Progyny, Inc.*	2,381	81,002
Simulations Plus, Inc.	3	125
Stryker Corp.(a)	774	211,511
Teleflex, Inc.	127	24,944
Tenet Healthcare Corp.*	1,657	109,180
UFP Technologies, Inc.*	594	95,901
Universal Health Services, Inc., Class B	671	84,365
Zimmer Biomet Holdings, Inc.(a)	2,229	250,138
		4,993,164
Household & Personal Products — 1.3%
Church & Dwight Co., Inc.	99	9,071
Clorox Co. (The)	373	48,885
Colgate-Palmolive Co.	1,065	75,732
elf Beauty, Inc.(a)*	5,860	643,604
Kenvue, Inc.(a)	22,622	454,250
Kimberly-Clark Corp.(a)	3,730	450,771
Olaplex Holdings, Inc.*	1,585	3,091
Procter & Gamble Co. (The)(a)	3,868	564,186
Spectrum Brands Holdings, Inc.	2,351	184,201
		2,433,791
Materials — 2.6%
Alamos Gold, Inc., Class A (Canada)	654	7,384
Amcor PLC (Jersey)	387	3,545
Ball Corp.	855	42,562
Berry Global Group, Inc.	1,623	100,480
Carpenter Technology Corp.	428	28,766
CF Industries Holdings, Inc.	1,263	108,290
Cleveland-Cliffs, Inc.(a)*	11,818	184,715
Commercial Metals Co.	2,946	145,562
Dow, Inc.	565	29,131
DuPont de Nemours, Inc.(a)	3,122	232,870
	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Eastman Chemical Co.	969	$ 74,342
Ecolab, Inc.(a)	937	158,728
Franco-Nevada Corp. (Canada)	301	40,180
Freeport-McMoRan, Inc.(a)	3,738	139,390
Hawkins, Inc.	199	11,711
HB Fuller Co.	718	49,262
Hudbay Minerals, Inc. (Canada)	2,415	11,761
Innospec, Inc.	462	47,216
International Flavors & Fragrances, Inc.	2,630	179,287
International Paper Co.(a)	3,924	139,184
Kinross Gold Corp. (Canada)	23,801	108,533
Linde PLC (Ireland)	1,094	407,351
Livent Corp.(a)*	14,388	264,883
LyondellBasell Industries NV, Class A (Netherlands)	1,410	133,527
Martin Marietta Materials, Inc.(a)	454	186,358
Minerals Technologies, Inc.	1,029	56,348
Mosaic Co. (The)(a)	2,994	106,586
NewMarket Corp.	173	78,722
Nucor Corp.(a)	2,382	372,426
Olin Corp.(a)	2,657	132,797
Packaging Corp. of America	934	143,416
PPG Industries, Inc.	521	67,626
Quaker Chemical Corp.	856	136,960
RPM International, Inc.	971	92,060
Scotts Miracle-Gro Co. (The)	2,745	141,862
SilverCrest Metals, Inc. (Canada)*	869	3,832
Southern Copper Corp.	421	31,697
Steel Dynamics, Inc.(a)	2,367	253,790
Vulcan Materials Co.(a)	843	170,303
Warrior Met Coal, Inc.	393	20,074
Westlake Corp.(a)	294	36,653
Wheaton Precious Metals Corp. (Canada)	2,439	98,901
Worthington Industries, Inc.	1,051	64,973
		4,844,044
Media & Entertainment — 3.8%
Alphabet, Inc., Class A(a)*	9,383	1,227,859
Bumble, Inc., Class A*	1,635	24,394
Cardlytics, Inc.*	815	13,448
Cargurus, Inc.*	1,855	32,500
Cars.com, Inc.*	123	2,074
Charter Communications, Inc., Class A*	271	119,191
Cinemark Holdings, Inc.(a)*	16,662	305,748

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Comcast Corp., Class A(a)	6,272	$ 278,100
Electronic Arts, Inc.(a)	2,257	271,743
Eventbrite, Inc., Class A*	3,638	35,871
Fox Corp., Class A	4,250	132,600
IMAX Corp. (Canada)*	38	734
Interpublic Group of Cos., Inc. (The)	7,069	202,598
Match Group, Inc.*	4,702	184,201
Meta Platforms, Inc., Class A(a)*	7,962	2,390,272
Netflix, Inc.(a)*	2,628	992,333
New York Times Co. (The), Class A	506	20,847
News Corp., Class A	5,619	112,717
Omnicom Group, Inc.(a)	1,966	146,428
PubMatic, Inc., Class A*	331	4,005
Roku, Inc.*	2,182	154,027
Shutterstock, Inc.(a)	3,407	129,636
Thryv Holdings, Inc.*	308	5,781
Vimeo, Inc.*	11,463	40,579
Walt Disney Co. (The)(a)*	1,154	93,532
Warner Bros Discovery, Inc.*	2,478	26,911
Yelp, Inc.*	116	4,824
ZipRecruiter, Inc., Class A*	3,135	37,589
		6,990,542
Pharmaceuticals, Biotechnology & Life Sciences — 2.9%
Amgen, Inc.	41	11,019
ANI Pharmaceuticals, Inc.*	81	4,703
Ardelyx, Inc.*	5,423	22,126
Biogen, Inc.*	282	72,477
Bio-Rad Laboratories, Inc., Class A*	247	88,537
Bristol-Myers Squibb Co.(a)	3,846	223,222
Catalyst Pharmaceuticals, Inc.*	2,084	24,362
Collegium Pharmaceutical, Inc.*	1,320	29,502
Cymabay Therapeutics, Inc.*	1,377	20,531
Gilead Sciences, Inc.(a)	6,468	484,712
Halozyme Therapeutics, Inc.*	628	23,990
Harmony Biosciences Holdings, Inc.(a)*	6,341	207,795
Ideaya Biosciences, Inc.*	678	18,292
ImmunoGen, Inc.*	224	3,555
Immunovant, Inc.*	288	11,056
Incyte Corp.*	2,186	126,285
Intercept Pharmaceuticals, Inc.*	25	464
IQVIA Holdings, Inc.(a)*	1,418	278,991
Jazz Pharmaceuticals PLC (Ireland)*	1,209	156,493
Johnson & Johnson(a)	2,941	458,061
Ligand Pharmaceuticals, Inc.*	683	40,925
Medpace Holdings, Inc.*	9	2,179
	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Merck & Co., Inc.(a)	3,589	$ 369,488
Mettler-Toledo International, Inc.(a)*	569	630,492
Mirati Therapeutics, Inc.*	925	40,293
Mirum Pharmaceuticals, Inc.*	250	7,900
Organon & Co.	38	660
Pfizer, Inc.(a)	24,697	819,199
Quanterix Corp.*	1,390	37,725
Revvity, Inc.(a)	3,015	333,760
Rhythm Pharmaceuticals, Inc.*	1,622	37,184
TG Therapeutics, Inc.(a)*	11,947	99,877
Tilray Brands, Inc.(a)*	93,061	222,416
Twist Bioscience Corp.*	4,197	85,031
United Therapeutics Corp.*	123	27,782
Veracyte, Inc.*	2,692	60,112
Viatris, Inc.(a)	18,271	180,152
West Pharmaceutical Services, Inc.(a)	431	161,716
		5,423,064
Semiconductors & Semiconductor Equipment — 3.6%
Applied Materials, Inc.	241	33,367
Axcelis Technologies, Inc.(a)*	82	13,370
Broadcom, Inc.(a)	266	220,934
Cohu, Inc.*	903	31,099
Diodes, Inc.*	2,305	181,726
KLA Corp.(a)	1,048	480,676
Lam Research Corp.(a)	1,701	1,066,136
Lattice Semiconductor Corp.(a)*	1,488	127,864
Microchip Technology, Inc.(a)	6,076	474,232
Monolithic Power Systems, Inc.(a)	686	316,932
NVIDIA Corp.(a)	2,701	1,174,908
NXP Semiconductors NV (Netherlands)	3,248	649,340
ON Semiconductor Corp.(a)*	8,403	781,059
Photronics, Inc.*	2,559	51,717
Qorvo, Inc.(a)*	56	5,346
QUALCOMM, Inc.(a)	965	107,173
Rambus, Inc.(a)*	2,231	124,468
Skyworks Solutions, Inc.(a)	8,439	832,001
SMART Global Holdings, Inc. (Cayman Islands)*	78	1,899
		6,674,247
Software & Services — 6.3%
Accenture PLC, Class A (Ireland)	33	10,135
Adobe, Inc.(a)*	726	370,187

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Amdocs Ltd. (Guernsey)	508	$ 42,921
ANSYS, Inc.*	242	72,007
AppLovin Corp., Class A*	1,006	40,200
Atlassian Corp., Class A*	587	118,286
Blackbaud, Inc.*	59	4,149
BlackBerry Ltd. (Canada)*	7,963	37,506
Cadence Design Systems, Inc.*	221	51,780
Crowdstrike Holdings, Inc., Class A*	104	17,408
Descartes Systems Group, Inc. (The) (Canada)*	609	44,688
DigitalOcean Holdings, Inc.*	86	2,067
Dolby Laboratories, Inc., Class A	643	50,964
DXC Technology Co.(a)*	3,437	71,593
Elastic NV (Netherlands)*	3,864	313,911
Fair Isaac Corp.*	44	38,215
Fortinet, Inc.(a)*	8,174	479,650
Freshworks, Inc., Class A*	4,913	97,867
Gen Digital, Inc.	9,366	165,591
Gitlab, Inc., Class A*	1,794	81,125
Guidewire Software, Inc.*	1,641	147,690
InterDigital, Inc.(a)	2,640	211,834
International Business Machines Corp.(a)	1,903	266,991
Intuit, Inc.	381	194,668
Kyndryl Holdings, Inc.*	2,749	41,510
Microsoft Corp.(a)	5,350	1,689,262
MongoDB, Inc.(a)*	813	281,184
nCino, Inc.*	26	827
NCR Corp.(a)*	14,471	390,283
New Relic, Inc.(a)*	2,703	231,431
Nutanix, Inc., Class A(a)*	6,568	229,092
Okta, Inc.(a)*	3,340	272,243
Oracle Corp.(a)	9,726	1,030,178
Palo Alto Networks, Inc.(a)*	4,425	1,037,397
Q2 Holdings, Inc.*	2,356	76,028
Qualys, Inc.*	82	12,509
Salesforce, Inc.(a)*	5,125	1,039,248
Samsara, Inc., Class A(a)*	8,124	204,806
ServiceNow, Inc.(a)*	1,612	901,044
Smartsheet, Inc., Class A*	1,874	75,822
SolarWinds Corp.*	849	8,015
Splunk, Inc.(a)*	2,577	376,886
Sprinklr, Inc., Class A*	604	8,359
SPS Commerce, Inc.*	48	8,189
Squarespace, Inc., Class A*	4,493	130,162
Synopsys, Inc.*	389	178,539
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Thoughtworks Holding, Inc.*	359	$ 1,465
Verint Systems, Inc.*	1,524	35,037
VeriSign, Inc.(a)*	1,177	238,378
Workday, Inc., Class A*	351	75,412
Workiva, Inc.*	578	58,575
Yext, Inc.*	9,752	61,730
Zuora, Inc., Class A*	5,646	46,523
		11,671,567
Technology Hardware & Equipment — 2.9%
Amphenol Corp., Class A(a)	2,480	208,295
Apple, Inc.	189	32,359
Arlo Technologies, Inc.*	371	3,821
Badger Meter, Inc.	29	4,172
Bel Fuse, Inc., Class B	145	6,919
CDW Corp.(a)	395	79,695
Cisco Systems, Inc.(a)	9,647	518,623
Crane NXT Co.	533	29,619
ePlus, Inc.*	35	2,223
Extreme Networks, Inc.(a)*	17,130	414,717
F5, Inc.(a)*	701	112,959
Hewlett Packard Enterprise Co.(a)	15,712	272,918
HP, Inc.	9,216	236,851
Insight Enterprises, Inc.(a)*	1,250	181,875
IonQ, Inc.(a)*	4,488	66,782
IPG Photonics Corp.*	353	35,844
Jabil, Inc.	435	55,197
Juniper Networks, Inc.	4,560	126,722
Keysight Technologies, Inc.(a)*	1,809	239,349
Napco Security Technologies, Inc.	1,585	35,266
National Instruments Corp.	474	28,260
NetApp, Inc.(a)	2,753	208,898
NetScout Systems, Inc.*	3,181	89,132
Seagate Technology Holdings PLC (Ireland)	7,276	479,852
Super Micro Computer, Inc.(a)*	4,871	1,335,726
TE Connectivity Ltd. (Switzerland)	1,989	245,701
Vishay Intertechnology, Inc.	5,440	134,477
Western Digital Corp.*	3,491	159,294
		5,345,546
Telecommunication Services — 0.6%
Anterix, Inc.*	36	1,130
AT&T, Inc.(a)	19,215	288,609
EchoStar Corp., Class A*	5,439	91,103
IDT Corp., Class B*	18	397
Iridium Communications, Inc.	816	37,120

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — (Continued)
T-Mobile US, Inc.(a)*	2,411	$ 337,661
Verizon Communications, Inc.(a)	8,725	282,777
		1,038,797
Transportation — 1.2%
Canadian National Railway Co. (Canada)	317	34,341
CH Robinson Worldwide, Inc.	809	69,679
CSX Corp.(a)	8,206	252,334
Delta Air Lines, Inc.(a)	5,248	194,176
Expeditors International of Washington, Inc.(a)	2,792	320,047
FedEx Corp.(a)	1,375	364,265
Hub Group, Inc., Class A*	494	38,799
Kirby Corp.*	1,055	87,354
Knight-Swift Transportation Holdings, Inc.	919	46,088
Landstar System, Inc.(a)	259	45,827
Norfolk Southern Corp.	568	111,856
Old Dominion Freight Line, Inc.(a)	387	158,337
RXO, Inc.*	1,157	22,828
Ryder System, Inc.	603	64,491
Saia, Inc.*	56	22,324
SkyWest, Inc.*	2,355	98,769
Spirit Airlines, Inc.	3,038	50,127
Union Pacific Corp.	605	123,196
XPO, Inc.*	886	66,149
		2,170,987
Utilities — 0.8%
ALLETE, Inc.	147	7,762
American States Water Co.	79	6,216
American Water Works Co., Inc.	109	13,497
Black Hills Corp.	647	32,732
Brookfield Renewable Corp., Class A (Canada)	332	7,948
Clearway Energy, Inc., Class C	1,972	41,727
Consolidated Edison, Inc.(a)	1,372	117,347
Constellation Energy Corp.(a)	194	21,162
DTE Energy Co.	334	33,159
Duke Energy Corp.	835	73,697
Entergy Corp.(a)	2,476	229,030
NextEra Energy, Inc.	575	32,942
NRG Energy, Inc.	2,525	97,263
Otter Tail Corp.	254	19,284
Pinnacle West Capital Corp.	724	53,344
PNM Resources, Inc.	1,255	55,986
	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
PPL Corp.	5,720	$ 134,763
Vistra Corp.(a)	15,741	522,286
		1,500,145
TOTAL COMMON STOCKS (Cost $82,731,857)		91,251,874
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES(c) — 45.3%
Gotham 1000 Value ETF	2,040,000	40,905,876
Gotham Enhanced 500 ETF	1,800,000	42,652,080
TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES (Cost $77,061,429)		83,557,956
EXCHANGE TRADED FUNDS — 0.2%
SPDR S&P 500 ETF Trust	981	419,358
TOTAL EXCHANGE TRADED FUNDS (Cost $418,639)		419,358

TOTAL INVESTMENTS - 95.0% (Cost $160,211,925)		175,229,188
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.0%		9,170,914
NET ASSETS - 100.0%		$ 184,400,102

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
(c)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds are publicly available on the Securities and Exchange Commission’s website.
*	Non-income producing.
ETF	Exchange-Traded Fund
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
The portfolio matures between August 27, 2024 and July 11, 2028, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The maturity date shown in the table below is the earliest maturity date for the specific entity. The following table represents the individual long and short positions and related values of total return swaps, which represents 3.9% of net assets as of September 30, 2023:
Total Return Swaps
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
Adient PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	12,952	$ 499,386	$ 475,338	$ (12,436)
BorgWarner, Inc.	USFF +0.250%	Weekly	MS	07/08/27	7,121	297,368	287,475	(1,858)
Ford Motor Co.	USFF +0.250%	Weekly	MS	11/03/25	28,699	330,919	356,442	85,467
Fox Factory Holding Corp.	USFF +0.250%	Weekly	MS	07/11/28	145	14,033	14,367	680
General Motors Co.	USFF +0.250%	Weekly	MS	11/03/25	16,156	649,249	532,663	(97,252)
Holley, Inc.	USFF +0.250%	Weekly	MS	07/11/28	989	5,616	4,935	(530)
Modine Manufacturing Co.	USFF +0.250%	Weekly	MS	07/08/27	1,984	42,515	90,768	49,260
Patrick Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	15	1,129	1,126	43
Thor Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,705	164,785	162,197	1,257
Visteon Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,001	145,545	138,208	(4,590)
					70,767	2,150,545	2,063,519	20,041
Capital Goods
3M Co.	USFF +0.250%	Weekly	MS	01/10/28	1,054	103,363	98,675	(339)
A. O. Smith Corp.	USFF +0.250%	Weekly	MS	07/08/27	4,883	304,489	322,913	28,623
Acuity Brands, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,632	262,806	277,946	22,380
AECOM	USFF +0.250%	Weekly	MS	07/11/28	2,495	216,305	207,185	(4,292)
Alamo Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	255	45,176	44,079	(52)
Allegion PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	125	12,988	13,025	358
Allison Transmission Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,018	118,740	119,183	3,695
American Woodmark Corp.	USFF +0.250%	Weekly	MS	07/11/28	137	10,158	10,359	457
AMETEK, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,091	289,225	308,966	27,943
API Group Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,604	35,428	41,592	7,805
Apogee Enterprises, Inc.	USFF +0.250%	Weekly	MS	07/11/28	150	7,198	7,062	56
Applied Industrial Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,566	227,972	242,119	19,906
Array Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	23,309	455,918	517,227	73,912
Astec Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	121	5,903	5,700	(46)
Axon Enterprise, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,544	710,767	705,221	10,972
AZEK Co., Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	11,195	362,168	332,939	(20,802)
Beacon Roofing Supply, Inc.	USFF +0.250%	Weekly	MS	01/05/26	2,036	164,970	157,118	(4,337)
Blue Bird Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,546	32,344	33,007	1,434
Boeing Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	7,370	1,540,985	1,412,682	(92,515)
Boise Cascade Co.	USFF +0.250%	Weekly	MS	08/27/24	1,472	123,312	151,675	36,710
Builders FirstSource, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,333	133,634	290,435	159,924
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
CAE, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	27	$ 629	$ 630	$ 37
Carrier Global Corp.	USFF +0.250%	Weekly	MS	07/11/28	3,212	174,979	177,302	6,401
Caterpillar, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,316	1,340,778	1,451,268	149,829
Comfort Systems USA, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,787	254,528	304,523	56,631
Core & Main, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	5,917	175,851	170,705	(1,043)
Crane Co.	USFF +0.250%	Weekly	MS	07/08/27	4,905	403,468	435,760	42,649
CSW Industrials, Inc.	USFF +0.250%	Weekly	MS	01/10/28	273	43,887	47,841	5,037
Curtiss-Wright Corp.	USFF +0.250%	Weekly	MS	07/06/26	1,085	198,800	212,259	18,507
Deere & Co.	USFF +0.250%	Weekly	MS	07/08/27	750	281,014	283,035	12,146
Donaldson Co., Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,486	272,042	267,545	3,640
EMCOR Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,125	241,327	236,689	1,077
Emerson Electric Co.	USFF +0.250%	Weekly	MS	01/10/28	11,909	1,123,936	1,150,052	55,512
Encore Wire Corp.	USFF +0.250%	Weekly	MS	01/07/27	802	87,663	146,333	66,430
Enerpac Tool Group Corp.	USFF +0.250%	Weekly	MS	07/08/27	5,316	134,250	140,502	9,366
EnerSys	USFF +0.250%	Weekly	MS	07/11/28	1,960	198,529	185,553	(7,986)
EnPro Industries, Inc.	USFF +0.250%	Weekly	MS	07/08/27	680	69,954	82,409	14,542
Fastenal Co.	USFF +0.250%	Weekly	MS	01/10/28	2,153	116,891	117,640	5,172
Fortune Brands Innovations, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,336	303,474	331,686	38,237
Gates Industrial Corp. PLC (United Kingdom)	USFF +0.250%	Weekly	MS	01/10/28	6,549	83,369	76,034	(5,596)
General Dynamics Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,748	597,176	607,226	25,991
General Electric Co.	USFF +0.250%	Weekly	MS	01/07/27	5,382	430,711	594,980	175,545
Gibraltar Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	550	39,328	37,131	(1,264)
Griffon Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,954	159,968	196,525	48,833
Hillman Solutions Corp.	USFF +0.250%	Weekly	MS	01/10/28	9,866	82,166	81,395	1,156
Honeywell International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	13	2,416	2,402	1,104
Howmet Aerospace, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,297	107,529	152,486	48,460
Hubbell, Inc.	USFF +0.250%	Weekly	MS	01/07/27	73	15,554	22,879	8,043
Hyster-Yale Materials Handling, Inc.	USFF +0.250%	Weekly	MS	07/11/28	101	4,628	4,503	20
IES Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	46	3,238	3,030	(113)
Illinois Tool Works, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,086	243,389	250,117	16,807
ITT, Inc.	USFF +0.250%	Weekly	MS	07/11/28	910	89,343	89,098	2,079
Johnson Controls International PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	1,479	85,633	78,698	(4,394)
Kennametal, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,900	77,111	72,152	(3,041)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
L3Harris Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	178	$ 30,032	$ 30,993	$ 1,791
Lockheed Martin Corp.	USFF +0.250%	Weekly	MS	08/27/24	1,416	593,868	579,087	18,026
Masco Corp.	USFF +0.250%	Weekly	MS	07/08/27	3,257	161,779	174,087	18,513
MDU Resources Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,734	34,385	33,952	806
MSC Industrial Direct Co., Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	2,252	208,265	221,034	19,507
Mueller Industries, Inc.	USFF +0.250%	Weekly	MS	08/27/24	3,268	184,334	245,623	72,311
NEXTracker, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	794	30,469	31,887	2,145
Nordson Corp.	USFF +0.250%	Weekly	MS	07/11/28	85	18,788	18,969	580
nVent Electric PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	821	30,165	43,505	14,183
Otis Worldwide Corp.	USFF +0.250%	Weekly	MS	07/08/27	3,200	248,565	256,992	16,366
PACCAR, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,934	132,665	164,429	37,127
Parker-Hannifin Corp.	USFF +0.250%	Weekly	MS	07/11/28	720	295,327	280,454	(7,586)
Pentair PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	2,345	131,990	151,839	23,479
Powell Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	434	31,790	35,979	5,005
Quanex Building Products Corp.	USFF +0.250%	Weekly	MS	07/11/28	88	2,473	2,479	87
Quanta Services, Inc.	USFF +0.250%	Weekly	MS	07/11/28	227	46,220	42,465	(2,635)
REV Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	61	925	976	96
RTX Corp.	USFF +0.250%	Weekly	MS	07/11/28	483	36,030	34,762	(412)
Shoals Technologies Group, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	5,308	111,144	96,871	(11,869)
Simpson Manufacturing Co., Inc.	USFF +0.250%	Weekly	MS	07/08/27	563	67,939	84,343	18,234
Snap-on, Inc.	USFF +0.250%	Weekly	MS	01/10/28	563	138,334	143,599	10,377
SPX Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,297	102,340	105,576	5,587
Standex International Corp.	USFF +0.250%	Weekly	MS	01/10/28	193	27,389	28,118	1,419
Stanley Black & Decker, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,253	192,360	188,306	869
Sterling Infrastructure, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,800	89,085	132,264	45,267
Tennant Co.	USFF +0.250%	Weekly	MS	07/11/28	191	15,377	14,163	(813)
Terex Corp.	USFF +0.250%	Weekly	MS	07/08/27	6,288	314,938	362,315	56,530
Textron, Inc.	USFF +0.250%	Weekly	MS	01/07/27	3,167	189,780	247,469	63,259
Transcat, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2	190	196	30
TransDigm Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	63	43,888	53,117	14,159
UFP Industries, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,768	137,862	181,043	48,313
United Rentals, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2	515	889	415
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Valmont Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	387	$ 108,225	$ 92,961	$ (14,223)
Veritiv Corp.	USFF +0.250%	Weekly	MS	07/06/26	2,267	255,875	382,896	138,105
Vertiv Holdings Co.	USFF +0.250%	Weekly	MS	07/11/28	9,055	319,275	336,846	25,002
Wabash National Corp.	USFF +0.250%	Weekly	MS	07/08/27	4,343	93,200	91,724	1,359
Watts Water Technologies, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	799	130,833	138,083	10,922
Westinghouse Air Brake Technologies Corp.	USFF +0.250%	Weekly	MS	07/08/27	2	165	213	406
WillScot Mobile Mini Holdings Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,211	98,285	91,955	(5,658)
Woodward, Inc.	USFF +0.250%	Weekly	MS	07/11/28	273	34,089	33,923	646
WW Grainger, Inc.	USFF +0.250%	Weekly	MS	07/06/26	491	242,663	339,693	107,630
					234,512	17,539,229	18,805,571	1,796,961
Commercial & Professional Services
ACV Auctions, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	23,680	367,584	359,462	18
Automatic Data Processing, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,396	516,757	576,430	88,048
Brady Corp., Class A	USFF +0.250%	Weekly	MS	01/10/28	1,508	76,431	82,819	8,400
BrightView Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	111	873	860	27
Broadridge Financial Solutions, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,090	325,126	374,215	61,204
Concentrix Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,210	120,824	96,933	(21,330)
Copart, Inc.	USFF +0.250%	Weekly	MS	01/07/27	9,225	262,009	397,505	144,736
CRA International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3	310	302	20
Insperity, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,055	116,983	102,968	(10,620)
Legalzoom.com, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,033	46,802	44,121	(1,773)
Maximus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	15	1,119	1,120	312
MillerKnoll, Inc.	USFF +0.250%	Weekly	MS	07/11/28	153	3,692	3,741	155
MSA Safety, Inc.	USFF +0.250%	Weekly	MS	07/11/28	131	22,189	20,652	(1,002)
OPENLANE, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,472	22,153	21,962	329
Paychex, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,102	236,258	242,424	22,213
Republic Services, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,963	417,858	422,257	16,665
Robert Half, Inc.	USFF +0.250%	Weekly	MS	08/27/24	993	72,248	72,767	4,014
Rollins, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,733	61,636	64,693	5,496
Science Applications International Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,217	132,654	128,442	(1,067)
SS&C Technologies Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	124	6,546	6,515	302
Steelcase, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	286	3,128	3,195	160
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services — (continued)
Thomson Reuters Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	12	$ 1,474	$ 1,468	$ 48
TransUnion	USFF +0.250%	Weekly	MS	07/11/28	1,465	108,847	105,172	(1,080)
TTEC Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	124	3,319	3,251	29
Upwork, Inc.	USFF +0.250%	Weekly	MS	07/11/28	90	1,035	1,022	32
Verisk Analytics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,027	202,236	242,618	47,066
					59,218	3,130,091	3,376,914	362,402
Consumer Discretionary Distribution & Retail
Abercrombie & Fitch Co., Class A	USFF +0.250%	Weekly	MS	01/10/28	5,116	209,028	288,389	84,294
Academy Sports & Outdoors, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,952	142,399	139,541	490
Amazon.com, Inc.	USFF +0.250%	Weekly	MS	07/08/27	19,335	1,898,238	2,457,865	603,708
Arhaus, Inc.	USFF +0.250%	Weekly	MS	01/10/28	5,051	38,542	46,974	9,347
AutoZone, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4	10,184	10,160	1,261
Bath & Body Works, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,777	74,546	93,863	22,330
Best Buy Co., Inc.	USFF +0.250%	Weekly	MS	08/27/24	573	33,608	39,806	12,307
Buckle, Inc. (The)	USFF +0.250%	Weekly	MS	08/27/24	878	24,048	29,316	18,550
CarMax, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,084	69,313	76,671	8,988
Carvana Co.	USFF +0.250%	Weekly	MS	07/11/28	31,934	1,370,315	1,340,589	878
Designer Brands, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	912	11,044	11,546	779
Dick's Sporting Goods, Inc.	USFF +0.250%	Weekly	MS	07/11/28	869	98,789	94,356	(1,370)
Dillard's, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	159	50,504	52,599	3,343
eBay, Inc.	USFF +0.250%	Weekly	MS	08/27/24	5,217	216,344	230,018	27,989
Etsy, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,088	172,462	134,843	(33,595)
Five Below, Inc.	USFF +0.250%	Weekly	MS	01/10/28	532	95,912	85,599	(8,490)
Gap, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	32,083	287,622	341,042	63,420
Group 1 Automotive, Inc.	USFF +0.250%	Weekly	MS	07/08/27	84	13,013	22,572	10,206
Home Depot, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	837	252,475	252,908	8,121
Kohl's Corp.	USFF +0.250%	Weekly	MS	07/11/28	212	4,506	4,444	63
LKQ Corp.	USFF +0.250%	Weekly	MS	08/27/24	2,834	140,020	140,311	9,222
Lowe's Cos., Inc.	USFF +0.250%	Weekly	MS	08/27/24	1,971	355,465	409,653	83,234
Monro, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,609	56,089	44,682	(9,864)
Nordstrom, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,789	29,285	26,728	(2,395)
ODP Corp. (The)	USFF +0.250%	Weekly	MS	07/06/26	3,991	159,420	184,185	28,486
Pool Corp.	USFF +0.250%	Weekly	MS	08/27/24	441	153,721	157,040	7,477
Ross Stores, Inc.	USFF +0.250%	Weekly	MS	01/07/27	117	9,883	13,215	3,738
Signet Jewelers Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	228	16,154	16,373	614
TJX Cos., Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	1,416	122,295	125,854	6,820
Tractor Supply Co.	USFF +0.250%	Weekly	MS	07/11/28	188	39,870	38,173	(751)
Ulta Beauty, Inc.	USFF +0.250%	Weekly	MS	01/07/27	386	156,544	154,188	1,298
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Discretionary Distribution & Retail — (continued)
Urban Outfitters, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,508	$ 95,286	$ 114,677	$ 21,593
Valvoline, Inc.	USFF +0.250%	Weekly	MS	01/10/28	10,470	377,441	337,553	(31,344)
					141,645	6,784,365	7,515,733	950,747
Consumer Durables & Apparel
BRP, Inc., sub-voting shares (Canada)	USFF +0.250%	Weekly	MS	07/11/28	55	4,146	4,172	148
Carter's, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,723	270,158	257,445	(4,535)
Cavco Industries, Inc.	USFF +0.250%	Weekly	MS	08/27/24	354	77,505	94,044	18,358
Cricut, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	612	6,141	5,685	(293)
Crocs, Inc.	USFF +0.250%	Weekly	MS	07/08/27	397	29,305	35,027	6,422
DR Horton, Inc.	USFF +0.250%	Weekly	MS	08/27/24	1,743	132,902	187,320	62,922
Ethan Allen Interiors, Inc.	USFF +0.250%	Weekly	MS	07/11/28	56	1,655	1,674	78
Garmin Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/08/27	4,248	427,192	446,890	34,941
G-III Apparel Group Ltd.	USFF +0.250%	Weekly	MS	07/11/28	657	16,055	16,372	710
Helen of Troy Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	2,022	265,182	235,684	(23,322)
Installed Building Products, Inc.	USFF +0.250%	Weekly	MS	07/11/28	229	29,110	28,600	191
Leggett & Platt, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,618	47,316	41,113	(4,375)
Lululemon Athletica, Inc.	USFF +0.250%	Weekly	MS	01/10/28	525	202,480	202,445	4,685
Malibu Boats, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	503	25,592	24,657	(365)
Mohawk Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	205	18,951	17,591	(900)
NIKE, Inc., Class B	USFF +0.250%	Weekly	MS	07/08/27	1,549	149,177	148,115	4,293
NVR, Inc.	USFF +0.250%	Weekly	MS	01/07/27	16	66,257	95,413	30,714
Polaris, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,048	240,226	213,279	(19,481)
PulteGroup, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,541	153,674	188,161	39,049
PVH Corp.	USFF +0.250%	Weekly	MS	07/11/28	752	59,649	57,536	(701)
Ralph Lauren Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,301	146,985	151,033	8,921
Skyline Champion Corp.	USFF +0.250%	Weekly	MS	08/27/24	784	40,673	49,956	10,247
Steven Madden Ltd.	USFF +0.250%	Weekly	MS	07/08/27	2,248	70,628	71,419	4,065
Tapestry, Inc.	USFF +0.250%	Weekly	MS	01/07/27	13,491	459,505	387,866	(45,324)
TopBuild Corp.	USFF +0.250%	Weekly	MS	07/11/28	702	188,082	176,623	(7,073)
Vista Outdoor, Inc.	USFF +0.250%	Weekly	MS	01/07/27	3,453	94,582	114,363	22,791
Vizio Holding Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	43	236	233	22
YETI Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,071	190,444	196,304	10,301
					49,946	3,413,808	3,449,020	152,489
Consumer Services
Accel Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/11/28	291	3,194	3,186	87
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Adtalem Global Education, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,061	$150,115	$174,014	$ 27,403
Aramark	USFF +0.250%	Weekly	MS	07/11/28	6,493	237,596	225,307	(6,754)
Booking Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	188	391,078	579,783	197,502
Boyd Gaming Corp.	USFF +0.250%	Weekly	MS	01/10/28	868	57,995	52,800	(3,689)
Bright Horizons Family Solutions, Inc.	USFF +0.250%	Weekly	MS	07/08/27	373	21,536	30,385	9,368
Brinker International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	5,072	172,443	160,224	(8,722)
Caesars Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/08/27	9,010	359,964	417,614	64,463
Cheesecake Factory, Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	2,513	86,029	76,144	(7,795)
Chipotle Mexican Grill, Inc.	USFF +0.250%	Weekly	MS	01/10/28	190	372,737	348,048	(16,017)
Coursera, Inc.	USFF +0.250%	Weekly	MS	07/11/28	406	7,413	7,588	367
Darden Restaurants, Inc.	USFF +0.250%	Weekly	MS	01/10/28	472	70,708	67,600	(4,557)
Dave & Buster's Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/11/28	81	2,981	3,003	403
Dine Brands Global, Inc.	USFF +0.250%	Weekly	MS	01/10/28	831	48,650	41,093	(5,996)
DraftKings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	3,411	105,807	100,420	(3,554)
Duolingo, Inc.	USFF +0.250%	Weekly	MS	07/11/28	228	36,142	37,818	2,536
Frontdoor, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,284	137,031	131,048	(2,783)
Jack in the Box, Inc.	USFF +0.250%	Weekly	MS	07/11/28	52	3,555	3,591	139
Marriott International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	2,305	414,705	453,071	49,146
McDonald's Corp.	USFF +0.250%	Weekly	MS	08/27/24	1,273	311,060	335,359	45,789
MGM Resorts International	USFF +0.250%	Weekly	MS	01/07/27	5,466	194,711	200,930	10,776
Monarch Casino & Resort, Inc.	USFF +0.250%	Weekly	MS	07/11/28	103	6,770	6,396	(182)
Planet Fitness, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	2,903	136,592	142,770	9,369
Royal Caribbean Cruises Ltd. (Liberia)	USFF +0.250%	Weekly	MS	01/10/28	5,487	467,853	505,572	48,599
Sabre Corp.	USFF +0.250%	Weekly	MS	07/11/28	4,804	23,924	21,570	(1,779)
Six Flags Entertainment Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,904	44,303	44,763	1,464
Starbucks Corp.	USFF +0.250%	Weekly	MS	01/07/27	471	44,134	42,988	298
Wendy's Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	2,061	43,328	42,065	318
Wynn Resorts Ltd.	USFF +0.250%	Weekly	MS	01/10/28	1,754	171,114	162,087	(4,799)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Xponential Fitness, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	1,197	$ 22,219	$ 18,554	$ (3,129)
Yum! Brands, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,733	345,928	341,461	7,582
					71,285	4,491,615	4,777,252	405,853
Consumer Staples Distribution & Retail
Costco Wholesale Corp.	USFF +0.250%	Weekly	MS	07/06/26	813	408,418	459,312	65,694
Dollar General Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,398	168,402	147,908	(16,565)
Dollar Tree, Inc.	USFF +0.250%	Weekly	MS	07/11/28	457	48,834	48,648	967
Grocery Outlet Holding Corp.	USFF +0.250%	Weekly	MS	07/11/28	4,440	137,450	128,094	(6,145)
Kroger Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	3,521	161,540	157,565	816
Performance Food Group Co.	USFF +0.250%	Weekly	MS	07/11/28	984	59,829	57,918	(501)
Sysco Corp.	USFF +0.250%	Weekly	MS	01/10/28	846	60,840	55,878	(3,227)
Target Corp.	USFF +0.250%	Weekly	MS	07/11/28	3,693	453,894	408,335	(34,967)
US Foods Holding Corp.	USFF +0.250%	Weekly	MS	07/08/27	5,305	180,027	210,609	36,396
Walgreens Boots Alliance, Inc.	USFF +0.250%	Weekly	MS	08/27/24	5,331	178,900	118,561	(37,903)
Walmart, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,857	355,648	456,920	125,810
Weis Markets, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4	250	252	28
					29,649	2,214,032	2,250,000	130,403
Energy
APA Corp.	USFF +0.250%	Weekly	MS	01/10/28	11,181	455,129	459,539	15,516
Baker Hughes Co.	USFF +0.250%	Weekly	MS	07/08/27	16,807	457,803	593,623	155,585
Berry Corp.	USFF +0.250%	Weekly	MS	07/11/28	136	1,140	1,115	319
ChampionX Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,573	67,006	91,650	26,438
Chesapeake Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	5,636	445,437	485,992	56,771
Chevron Corp.	USFF +0.250%	Weekly	MS	07/06/26	4,267	653,998	719,502	119,728
ConocoPhillips	USFF +0.250%	Weekly	MS	07/08/27	3,932	411,398	471,054	82,285
CONSOL Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,334	124,905	244,860	122,462
Coterra Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	20,315	476,743	549,521	90,644
Crescent Point Energy Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	5,903	34,466	48,995	16,589
Devon Energy Corp.	USFF +0.250%	Weekly	MS	07/11/28	5,183	251,400	247,229	1,685
DHT Holdings, Inc. (Marshall Islands)	USFF +0.250%	Weekly	MS	07/08/27	43,131	371,524	444,249	117,050
Dorian LPG Ltd. (Marshall Islands)	USFF +0.250%	Weekly	MS	01/10/28	3,738	82,402	107,393	32,815
Enbridge, Inc. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	1,728	61,868	57,352	(2,638)
Enerplus Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	17,710	266,646	312,227	55,477
EOG Resources, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,257	245,923	286,097	50,707
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
EQT Corp.	USFF +0.250%	Weekly	MS	07/08/27	11,462	$ 394,842	$ 465,128	$ 82,052
Equitrans Midstream Corp.	USFF +0.250%	Weekly	MS	01/10/28	11,857	57,891	111,100	58,130
Exxon Mobil Corp.	USFF +0.250%	Weekly	MS	01/05/26	4,908	488,779	577,083	134,107
FLEX LNG Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/08/27	1,802	54,727	54,348	5,619
Gulfport Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	759	63,768	90,063	27,925
Helix Energy Solutions Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	6,379	70,317	71,253	2,589
Helmerich & Payne, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,460	143,029	145,874	6,502
Kinder Morgan, Inc.	USFF +0.250%	Weekly	MS	07/08/27	14,176	243,412	235,038	14,061
Liberty Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,725	22,126	31,947	12,546
Marathon Petroleum Corp.	USFF +0.250%	Weekly	MS	08/27/24	1,877	182,968	284,065	120,400
Murphy Oil Corp.	USFF +0.250%	Weekly	MS	08/27/24	981	32,818	44,488	14,987
Nabors Industries Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/08/27	659	79,561	81,149	3,455
Nordic American Tankers Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	01/10/28	22,759	83,032	93,767	17,360
Occidental Petroleum Corp.	USFF +0.250%	Weekly	MS	01/05/26	5,912	344,354	383,571	52,159
Patterson-UTI Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	308	4,292	4,263	(27)
Phillips 66	USFF +0.250%	Weekly	MS	07/06/26	1,077	110,170	129,402	24,747
Pioneer Natural Resources Co.	USFF +0.250%	Weekly	MS	01/10/28	766	173,178	175,835	8,578
Precision Drilling Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	60	4,143	4,027	—
SPDR S&P 500 ETF Trust	USFF +0.250%	Weekly	MS	07/11/28	1,011	431,101	432,182	10,953
TechnipFMC PLC (United Kingdom)	USFF +0.250%	Weekly	MS	07/08/27	3,105	56,069	63,156	9,212
TETRA Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	327	2,098	2,086	57
Tidewater, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,044	46,892	74,197	28,414
Transocean Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/11/28	10,721	85,589	88,019	4,439
US Silica Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	13,058	166,665	183,334	20,558
Valero Energy Corp.	USFF +0.250%	Weekly	MS	07/06/26	391	51,103	55,409	7,023
Weatherford International PLC (Ireland)	USFF +0.250%	Weekly	MS	01/07/27	2,926	187,176	264,306	82,696
					270,341	7,987,888	9,265,488	1,689,975
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Financial Services
Berkshire Hathaway, Inc., Class B	USFF +0.250%	Weekly	MS	08/27/24	2,953	$ 793,945	$1,034,436	$258,940
BlackRock, Inc.	USFF +0.250%	Weekly	MS	01/10/28	185	127,065	119,601	(1,945)
Cboe Global Markets, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,009	123,754	157,616	38,318
Franklin Resources, Inc.	USFF +0.250%	Weekly	MS	01/07/27	15,571	368,091	382,735	43,852
Intercontinental Exchange, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,797	264,711	307,726	56,311
MarketAxess Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	174	44,578	37,173	(5,974)
Nasdaq, Inc.	USFF +0.250%	Weekly	MS	08/27/24	10,287	446,075	499,845	85,434
Open Lending Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	5,995	48,792	43,883	(3,779)
T Rowe Price Group, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,807	305,402	294,370	14,820
					41,778	2,522,413	2,877,385	485,977
Food, Beverage & Tobacco
Altria Group, Inc.	USFF +0.250%	Weekly	MS	08/27/24	6,099	248,986	256,463	87,817
Archer-Daniels-Midland Co.	USFF +0.250%	Weekly	MS	01/10/28	4,411	326,915	332,678	15,174
B&G Foods, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,465	15,023	14,489	46
Bunge Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	568	64,187	61,486	(934)
Cal-Maine Foods, Inc.	USFF +0.250%	Weekly	MS	07/08/27	11,536	591,625	558,573	11,284
Campbell Soup Co.	USFF +0.250%	Weekly	MS	01/10/28	8,191	405,470	336,486	(57,410)
Celsius Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,473	414,052	767,567	363,146
Coca-Cola Co. (The)	USFF +0.250%	Weekly	MS	08/27/24	8,398	488,867	470,120	21,706
Coca-Cola Consolidated, Inc.	USFF +0.250%	Weekly	MS	01/10/28	178	119,354	113,265	(3,277)
Conagra Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	65	1,786	1,782	1,147
Constellation Brands, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	421	109,217	105,810	(1,049)
Duckhorn Portfolio, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	3,617	48,365	37,110	(10,695)
General Mills, Inc.	USFF +0.250%	Weekly	MS	01/05/26	4,798	311,515	307,024	9,327
Hormel Foods Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,418	171,391	168,017	791
Ingredion, Inc.	USFF +0.250%	Weekly	MS	01/10/28	510	53,806	50,184	(1,761)
J M Smucker Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	4,264	617,301	524,088	(76,139)
John B Sanfilippo & Son, Inc.	USFF +0.250%	Weekly	MS	01/10/28	255	27,425	25,194	(1,257)
Kellanova	USFF +0.250%	Weekly	MS	01/10/28	6,753	437,870	401,871	(21,469)
Keurig Dr Pepper, Inc.	USFF +0.250%	Weekly	MS	01/07/27	13,327	465,947	420,733	(25,235)
Kraft Heinz Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	8,871	314,988	298,420	(15,034)
Lancaster Colony Corp.	USFF +0.250%	Weekly	MS	01/10/28	769	151,710	126,908	(20,686)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
Molson Coors Beverage Co., Class B	USFF +0.250%	Weekly	MS	01/10/28	1,005	$ 55,577	$ 63,908	$ 10,387
Mondelez International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	2,794	200,519	193,904	(1,083)
Monster Beverage Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,345	77,325	71,218	(4,292)
National Beverage Corp.	USFF +0.250%	Weekly	MS	07/11/28	130	6,147	6,113	129
PepsiCo, Inc.	USFF +0.250%	Weekly	MS	08/27/24	1,129	195,803	191,298	9,749
Philip Morris International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,849	179,601	171,180	(2,176)
Sovos Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	928	20,901	20,926	531
					102,567	6,121,673	6,096,815	288,737
Health Care Equipment & Services
Align Technology, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,747	1,208,273	1,144,034	(36,173)
Apollo Medical Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,268	52,256	39,118	(11,905)
Axonics, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,115	124,202	118,694	(2,605)
Baxter International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	10,018	426,490	378,079	(34,542)
Cardinal Health, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,172	77,463	101,753	28,429
Cencora, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,821	329,300	327,725	7,077
Centene Corp.	USFF +0.250%	Weekly	MS	07/08/27	9,862	700,398	679,295	(6,952)
Certara, Inc.	USFF +0.250%	Weekly	MS	01/10/28	6,028	97,577	87,647	(7,644)
CONMED Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,167	370,703	319,392	(42,083)
Cross Country Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/08/27	8,279	221,535	205,236	(11,493)
CVS Health Corp.	USFF +0.250%	Weekly	MS	08/27/24	7,029	505,543	490,765	7,665
DaVita, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,572	450,456	432,191	(7,789)
Dexcom, Inc.	USFF +0.250%	Weekly	MS	01/07/27	7,378	698,705	688,367	378
Edwards Lifesciences Corp.	USFF +0.250%	Weekly	MS	07/08/27	411	28,061	28,474	1,084
Elevance Health, Inc.	USFF +0.250%	Weekly	MS	01/10/28	592	266,265	257,769	(843)
Embecta Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,511	25,164	22,741	(1,806)
Enovis Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,688	130,912	141,738	14,073
Envista Holdings Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,469	41,153	40,956	778
Fulgent Genetics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,926	184,318	78,241	(103,960)
GE HealthCare Technologies, Inc.	USFF +0.250%	Weekly	MS	01/07/27	8,581	544,710	583,851	50,157
GoodRx Holdings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	1,502	8,551	8,456	124
Haemonetics Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,829	242,154	253,422	16,900
HCA Healthcare, Inc.	USFF +0.250%	Weekly	MS	01/07/27	969	178,758	238,355	66,407
HealthEquity, Inc.	USFF +0.250%	Weekly	MS	07/11/28	701	50,318	51,208	2,078
Hologic, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,588	196,764	179,607	(12,570)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Humana, Inc.	USFF +0.250%	Weekly	MS	07/08/27	630	$ 306,124	$ 306,508	$ 9,690
IDEXX Laboratories, Inc.	USFF +0.250%	Weekly	MS	01/07/27	497	189,208	217,323	32,527
Integra LifeSciences Holdings Corp.	USFF +0.250%	Weekly	MS	01/10/28	747	29,303	28,528	(75)
Intuitive Surgical, Inc.	USFF +0.250%	Weekly	MS	01/10/28	857	273,856	250,493	(17,613)
Laboratory Corp. of America Holdings	USFF +0.250%	Weekly	MS	07/11/28	599	126,123	120,429	(2,535)
Lantheus Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	6,490	370,347	450,925	86,060
Molina Healthcare, Inc.	USFF +0.250%	Weekly	MS	01/07/27	237	64,915	77,710	14,322
National HealthCare Corp.	USFF +0.250%	Weekly	MS	07/11/28	2	129	128	22
NeoGenomics, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,666	28,059	20,492	(7,328)
NextGen Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,040	53,821	72,139	19,587
Patterson Cos., Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,796	57,785	53,233	(2,800)
Pediatrix Medical Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	274	3,452	3,483	131
PetIQ, Inc.	USFF +0.250%	Weekly	MS	07/11/28	11	215	217	(2)
Privia Health Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,851	119,877	111,573	(5,501)
Progyny, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,945	70,315	66,169	(2,494)
Simulations Plus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4	165	167	(125)
Stryker Corp.	USFF +0.250%	Weekly	MS	01/10/28	842	238,276	230,093	(1,514)
Teleflex, Inc.	USFF +0.250%	Weekly	MS	07/11/28	103	21,465	20,230	(716)
Tenet Healthcare Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,400	103,327	92,246	(8,663)
TransMedics Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	776	44,907	42,486	(1,975)
UFP Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	523	75,044	84,438	11,156
Universal Health Services, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	546	73,834	68,649	(3,163)
Zimmer Biomet Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	3,651	447,400	409,715	(24,665)
					124,710	9,857,976	9,624,488	9,111
Household & Personal Products
Church & Dwight Co., Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,119	107,059	102,534	(1,793)
Clorox Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	1,292	196,003	169,330	(21,224)
Colgate-Palmolive Co.	USFF +0.250%	Weekly	MS	01/10/28	5,051	380,718	359,177	(12,051)
elf Beauty, Inc.	USFF +0.250%	Weekly	MS	07/08/27	7,832	410,789	860,189	458,955
Kenvue, Inc.	USFF +0.250%	Weekly	MS	07/11/28	18,503	396,244	371,540	(16,379)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Household & Personal Products — (continued)
Kimberly-Clark Corp.	USFF +0.250%	Weekly	MS	07/08/27	3,622	$ 456,537	$ 437,719	$ 7,682
Olaplex Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,367	2,952	2,666	(198)
Procter & Gamble Co. (The)	USFF +0.250%	Weekly	MS	08/27/24	3,261	428,267	475,649	89,567
Spectrum Brands Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,959	146,074	153,488	12,167
					44,006	2,524,643	2,932,292	516,726
Materials
Alamos Gold, Inc., Class A (Canada)	USFF +0.250%	Weekly	MS	01/10/28	29,918	340,723	337,774	6,026
Alpha Metallurgical Resources, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2	247	519	307
Amcor PLC (Jersey)	USFF +0.250%	Weekly	MS	07/11/28	14,512	136,314	132,930	612
Ball Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,977	155,284	148,195	(1,739)
Berry Global Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	8,413	539,694	520,849	(4,947)
Carpenter Technology Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,095	67,795	73,595	7,462
CF Industries Holdings, Inc.	USFF +0.250%	Weekly	MS	08/27/24	5,133	325,271	440,103	133,328
Cleveland-Cliffs, Inc.	USFF +0.250%	Weekly	MS	07/11/28	49,919	743,887	780,234	51,943
Commercial Metals Co.	USFF +0.250%	Weekly	MS	01/10/28	11,057	566,893	546,326	(5,578)
Dow, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,337	67,239	68,936	4,770
DuPont de Nemours, Inc.	USFF +0.250%	Weekly	MS	08/27/24	5,505	381,952	410,618	46,627
Eastman Chemical Co.	USFF +0.250%	Weekly	MS	07/08/27	836	60,855	64,138	8,740
Ecolab, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,362	246,895	230,723	(9,749)
Franco-Nevada Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	355	42,046	47,389	7,427
Freeport-McMoRan, Inc.	USFF +0.250%	Weekly	MS	08/27/24	3,162	113,042	117,911	11,108
Hawkins, Inc.	USFF +0.250%	Weekly	MS	01/10/28	198	10,536	11,652	1,401
HB Fuller Co.	USFF +0.250%	Weekly	MS	01/10/28	1,215	85,713	83,361	(457)
Hudbay Minerals, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	2,108	8,422	10,266	2,275
Innospec, Inc.	USFF +0.250%	Weekly	MS	01/10/28	525	52,666	53,655	2,342
International Flavors & Fragrances, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,281	150,393	155,496	10,385
International Paper Co.	USFF +0.250%	Weekly	MS	08/27/24	3,859	129,949	136,879	12,387
Kinross Gold Corp. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	25,302	119,226	115,377	(486)
Linde PLC (Ireland)	USFF +0.250%	Weekly	MS	08/27/24	1,362	453,997	507,141	68,157
Livent Corp.	USFF +0.250%	Weekly	MS	01/10/28	14,530	317,352	267,497	(42,468)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
LyondellBasell Industries NV, Class A (Netherlands)	USFF +0.250%	Weekly	MS	07/11/28	1,148	$ 113,558	$ 108,716	$ (2,186)
Martin Marietta Materials, Inc.	USFF +0.250%	Weekly	MS	08/27/24	413	159,107	169,528	14,980
Minerals Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	941	53,463	51,529	(633)
Mosaic Co. (The)	USFF +0.250%	Weekly	MS	01/07/27	4,666	202,693	166,110	(28,751)
NewMarket Corp.	USFF +0.250%	Weekly	MS	01/07/27	139	63,902	63,251	1,055
Nucor Corp.	USFF +0.250%	Weekly	MS	08/27/24	2,258	305,855	353,038	60,750
Olin Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,212	99,278	110,556	14,873
Packaging Corp. of America	USFF +0.250%	Weekly	MS	07/08/27	1,613	213,002	247,676	45,120
PPG Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	434	62,287	56,333	(4,159)
Quaker Chemical Corp.	USFF +0.250%	Weekly	MS	01/10/28	917	176,743	146,720	(25,639)
RPM International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	791	75,909	74,995	550
Scotts Miracle-Gro Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	2,259	118,468	116,745	2,072
SilverCrest Metals, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	716	3,396	3,158	(139)
Southern Copper Corp.	USFF +0.250%	Weekly	MS	07/11/28	342	25,592	25,749	772
Steel Dynamics, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,038	195,099	218,514	30,543
Vulcan Materials Co.	USFF +0.250%	Weekly	MS	01/10/28	724	140,098	146,262	10,193
Warrior Met Coal, Inc.	USFF +0.250%	Weekly	MS	07/08/27	954	31,932	48,730	18,351
Westlake Corp.	USFF +0.250%	Weekly	MS	01/10/28	267	28,625	33,287	6,458
Wheaton Precious Metals Corp. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	2,301	97,518	93,306	(1,448)
Worthington Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	854	61,118	52,794	(6,681)
					212,950	7,344,034	7,548,561	445,954
Media & Entertainment
Activision Blizzard, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,077	158,748	194,470	42,099
Alphabet, Inc., Class A	USFF +0.250%	Weekly	MS	08/27/24	11,970	1,202,852	1,566,394	391,482
Bumble, Inc., Class A	USFF +0.250%	Weekly	MS	01/07/27	12,627	229,427	188,395	(36,959)
Cardlytics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,140	54,882	51,810	(1,778)
Cargurus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	6,824	122,757	119,556	(331)
Cars.com, Inc.	USFF +0.250%	Weekly	MS	07/11/28	294	5,040	4,957	54
Charter Communications, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	251	76,707	110,395	35,489
Cinemark Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	30,092	375,801	552,188	185,661
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
Comcast Corp., Class A	USFF +0.250%	Weekly	MS	07/08/27	14,892	$ 545,139	$ 660,311	$ 135,097
Electronic Arts, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,916	471,644	471,486	11,508
Eventbrite, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	10,030	94,731	98,896	6,341
Fox Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	12,675	406,973	395,460	3,008
IMAX Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	32	622	618	31
Interpublic Group of Cos., Inc. (The)	USFF +0.250%	Weekly	MS	08/27/24	6,406	206,404	183,596	(8,933)
Match Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,826	167,042	149,884	(13,261)
Meta Platforms, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	7,238	744,819	2,172,920	1,445,410
Netflix, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,159	611,652	815,238	217,804
New York Times Co. (The), Class A	USFF +0.250%	Weekly	MS	07/11/28	414	16,983	17,057	549
News Corp., Class A	USFF +0.250%	Weekly	MS	08/27/24	5,642	91,231	113,179	27,400
Omnicom Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,948	170,804	145,087	(19,652)
PubMatic, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	267	3,255	3,231	71
Roku, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,144	177,092	151,345	(21,617)
Shutterstock, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,778	133,855	105,703	(23,831)
Thryv Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	248	5,050	4,655	(257)
Vimeo, Inc.	USFF +0.250%	Weekly	MS	01/10/28	9,314	37,413	32,972	(3,553)
Walt Disney Co. (The)	USFF +0.250%	Weekly	MS	07/11/28	3,061	257,884	248,094	(3,784)
Warner Bros Discovery, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,311	36,494	35,957	(481)
Yelp, Inc.	USFF +0.250%	Weekly	MS	07/11/28	95	3,972	3,951	92
ZipRecruiter, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	2,583	40,074	30,970	(8,154)
					160,254	6,449,347	8,628,775	2,359,505
Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,327	494,690	495,923	12,836
Agilent Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	10,508	1,254,121	1,175,005	(57,577)
Akero Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	128	6,305	6,474	336
Allogene Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	139	462	441	9
Amgen, Inc.	USFF +0.250%	Weekly	MS	01/10/28	512	116,249	137,605	27,992
ANI Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	597	36,780	34,662	(1,244)
Ardelyx, Inc.	USFF +0.250%	Weekly	MS	01/10/28	50,918	218,462	207,745	(5,625)
Biogen, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,296	640,662	590,095	(38,239)
Bio-Rad Laboratories, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	952	344,202	341,244	5,052
Bristol-Myers Squibb Co.	USFF +0.250%	Weekly	MS	01/07/27	14,343	876,269	832,468	(16,700)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Cabaletta Bio, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3	$ 46	$ 46	$ (284)
Catalyst Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	01/10/28	18,218	257,404	212,968	(38,441)
Collegium Pharmaceutical, Inc.	USFF +0.250%	Weekly	MS	01/10/28	5,077	117,421	113,471	(1,205)
Cymabay Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,577	67,502	68,243	2,328
Gilead Sciences, Inc.	USFF +0.250%	Weekly	MS	01/07/27	8,749	650,339	655,650	31,695
Halozyme Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	563	21,607	21,507	413
Harmony Biosciences Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	7,931	283,135	259,899	(17,213)
Ideaya Biosciences, Inc.	USFF +0.250%	Weekly	MS	07/11/28	739	21,085	19,938	(663)
ImmunoGen, Inc.	USFF +0.250%	Weekly	MS	01/10/28	530	2,205	8,411	6,277
Immunovant, Inc.	USFF +0.250%	Weekly	MS	07/11/28	237	9,366	9,098	(30)
Incyte Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,783	105,392	103,004	78
Intercept Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	11	205	204	24
IQVIA Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,271	270,943	250,069	(15,144)
Jazz Pharmaceuticals PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	1,497	195,683	193,772	2,578
Johnson & Johnson	USFF +0.250%	Weekly	MS	08/27/24	5,611	903,038	873,913	39,717
Ligand Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	01/10/28	750	53,533	44,940	(7,331)
Medpace Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	7	1,695	1,695	57
Merck & Co., Inc.	USFF +0.250%	Weekly	MS	01/10/28	3,328	362,467	342,618	(9,355)
Mettler-Toledo International, Inc.	USFF +0.250%	Weekly	MS	01/07/27	478	550,661	529,657	(12,091)
Mirati Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	783	33,117	34,107	1,779
Mirum Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	196	6,143	6,194	214
Organon & Co.	USFF +0.250%	Weekly	MS	07/11/28	31	538	538	11,887
Pfizer, Inc.	USFF +0.250%	Weekly	MS	08/27/24	27,392	999,737	908,593	4,259
Quanterix Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,111	28,461	30,153	2,373
Revvity, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,649	307,193	293,244	(6,389)
Rhythm Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,349	34,043	30,926	(2,307)
TG Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/08/27	9,755	79,408	81,552	4,140
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Tilray Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	76,663	$ 182,494	$ 183,225	$ 3,540
Twist Bioscience Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,506	78,181	71,032	(5,315)
United Therapeutics Corp.	USFF +0.250%	Weekly	MS	07/11/28	108	23,759	24,394	1,543
Veracyte, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,192	55,784	48,947	(5,521)
Viatris, Inc.	USFF +0.250%	Weekly	MS	01/07/27	15,195	146,646	149,823	14,724
WaVe Life Sciences Ltd. (Singapore)	USFF +0.250%	Weekly	MS	07/11/28	3	17	17	21
West Pharmaceutical Services, Inc.	USFF +0.250%	Weekly	MS	07/08/27	389	104,352	145,957	44,284
					286,402	9,941,802	9,539,467	(22,518)
Semiconductors & Semiconductor Equipment
Aehr Test Systems	USFF +0.250%	Weekly	MS	07/11/28	2,034	100,040	92,954	(5,002)
Allegro MicroSystems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	3,476	120,713	111,023	(6,867)
Applied Materials, Inc.	USFF +0.250%	Weekly	MS	08/27/24	14,561	1,930,689	2,015,970	142,910
Axcelis Technologies, Inc.	USFF +0.250%	Weekly	MS	08/27/24	1,171	121,776	190,932	72,002
Broadcom, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,316	1,441,077	1,923,623	561,632
Cohu, Inc.	USFF +0.250%	Weekly	MS	07/06/26	1,508	51,598	51,936	1,555
Credo Technology Group Holding Ltd. (Cayman Islands)	USFF +0.250%	Weekly	MS	07/11/28	121	1,844	1,845	65
Diodes, Inc.	USFF +0.250%	Weekly	MS	01/07/27	3,491	282,863	275,230	(1,946)
KLA Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,061	498,256	486,638	223
Lam Research Corp.	USFF +0.250%	Weekly	MS	07/08/27	1,513	593,959	948,303	377,977
Lattice Semiconductor Corp.	USFF +0.250%	Weekly	MS	01/07/27	1,475	74,700	126,747	56,083
Microchip Technology, Inc.	USFF +0.250%	Weekly	MS	01/07/27	6,082	382,316	474,700	111,155
Monolithic Power Systems, Inc.	USFF +0.250%	Weekly	MS	07/11/28	554	290,569	255,948	(27,343)
NVIDIA Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,331	1,623,495	1,883,942	298,395
NXP Semiconductors NV (Netherlands)	USFF +0.250%	Weekly	MS	01/07/27	3,092	464,140	618,153	175,155
ON Semiconductor Corp.	USFF +0.250%	Weekly	MS	07/06/26	6,872	433,773	638,752	215,068
Photronics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	13,766	240,142	278,211	43,559
Qorvo, Inc.	USFF +0.250%	Weekly	MS	07/08/27	45	3,701	4,296	701
QUALCOMM, Inc.	USFF +0.250%	Weekly	MS	07/08/27	973	101,416	108,061	21,378
Rambus, Inc.	USFF +0.250%	Weekly	MS	01/05/26	1,881	95,291	104,941	12,502
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
Skyworks Solutions, Inc.	USFF +0.250%	Weekly	MS	01/10/28	6,879	$ 714,577	$ 678,201	$ (16,262)
SMART Global Holdings, Inc. (Cayman Islands)	USFF +0.250%	Weekly	MS	07/11/28	63	1,537	1,534	7,419
					77,265	9,568,472	11,271,940	2,040,359
Software & Services
Accenture PLC, Class A (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	3,380	1,053,139	1,038,032	10,066
Adobe, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,509	469,370	769,439	337,966
Amdocs Ltd. (Guernsey)	USFF +0.250%	Weekly	MS	01/10/28	1,628	150,357	137,550	(8,227)
ANSYS, Inc.	USFF +0.250%	Weekly	MS	07/08/27	796	173,732	236,850	71,882
AppLovin Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	6,817	266,023	272,407	12,579
Asana, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	2,397	46,768	43,889	(2,090)
Atlassian Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	518	106,822	104,382	(289)
Blackbaud, Inc.	USFF +0.250%	Weekly	MS	07/11/28	502	36,726	35,301	(552)
BlackBerry Ltd. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	57,906	280,237	272,737	(1,972)
Cadence Design Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,266	278,316	296,624	24,788
Crowdstrike Holdings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	411	68,594	68,793	1,812
Descartes Systems Group, Inc. (The) (Canada)	USFF +0.250%	Weekly	MS	01/07/27	591	37,812	43,368	6,450
DigitalOcean Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,767	57,073	42,461	(13,490)
Dolby Laboratories, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	629	49,382	49,855	1,737
DXC Technology Co.	USFF +0.250%	Weekly	MS	01/07/27	3,413	108,018	71,093	(37,801)
Elastic NV (Netherlands)	USFF +0.250%	Weekly	MS	07/11/28	3,936	307,335	319,761	19,580
Fair Isaac Corp.	USFF +0.250%	Weekly	MS	07/11/28	34	29,933	29,530	312
Fortinet, Inc.	USFF +0.250%	Weekly	MS	08/27/24	6,568	332,319	385,410	60,825
Freshworks, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	4,340	94,951	86,453	(6,274)
Gen Digital, Inc.	USFF +0.250%	Weekly	MS	07/08/27	13,242	241,577	234,119	1,368
Gitlab, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	1,993	101,983	90,123	(9,472)
Guidewire Software, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,752	159,314	157,680	2,084
InterDigital, Inc.	USFF +0.250%	Weekly	MS	08/27/24	3,376	244,131	270,890	36,805
International Business Machines Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,864	235,422	261,519	38,462
Intuit, Inc.	USFF +0.250%	Weekly	MS	07/11/28	330	178,285	168,610	(5,510)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Kyndryl Holdings, Inc.	USFF +0.250%	Weekly	MS	07/06/26	2,479	$ 39,951	$ 37,433	$ (1,571)
Microsoft Corp.	USFF +0.250%	Weekly	MS	08/27/24	4,667	1,088,100	1,473,605	436,628
MongoDB, Inc.	USFF +0.250%	Weekly	MS	01/10/28	740	282,648	255,936	(22,508)
nCino, Inc.	USFF +0.250%	Weekly	MS	07/11/28	22	715	700	21
NCR Corp.	USFF +0.250%	Weekly	MS	07/08/27	13,541	332,693	365,201	40,251
New Relic, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,735	318,185	405,411	94,631
Nutanix, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	6,289	193,898	219,360	29,983
Okta, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,720	231,331	221,707	(4,234)
Oracle Corp.	USFF +0.250%	Weekly	MS	08/27/24	9,910	909,345	1,049,667	182,497
Palo Alto Networks, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,130	887,194	968,237	100,882
Q2 Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,984	62,440	64,024	3,007
Qualys, Inc.	USFF +0.250%	Weekly	MS	07/08/27	753	78,794	114,870	37,925
Salesforce, Inc.	USFF +0.250%	Weekly	MS	07/08/27	8,395	1,457,645	1,702,338	278,547
Samsara, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	10,984	282,266	276,907	(347)
ServiceNow, Inc.	USFF +0.250%	Weekly	MS	08/27/24	1,452	597,139	811,610	229,017
Smartsheet, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	1,531	64,184	61,944	(730)
SolarWinds Corp.	USFF +0.250%	Weekly	MS	07/11/28	545	5,746	5,145	(448)
Splunk, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,184	234,470	319,410	96,358
Sprinklr, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	2,634	33,941	36,455	3,322
SPS Commerce, Inc.	USFF +0.250%	Weekly	MS	08/27/24	40	4,778	6,824	2,177
Squarespace, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	3,768	108,910	109,159	2,720
Synopsys, Inc.	USFF +0.250%	Weekly	MS	07/11/28	317	137,583	145,493	11,124
Thoughtworks Holding, Inc.	USFF +0.250%	Weekly	MS	07/11/28	280	1,197	1,142	(6)
Verint Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,237	43,323	28,439	(13,859)
VeriSign, Inc.	USFF +0.250%	Weekly	MS	07/06/26	964	183,300	195,239	16,072
Workday, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	318	78,737	68,322	(8,776)
Workiva, Inc.	USFF +0.250%	Weekly	MS	07/11/28	480	53,156	48,643	(3,259)
Yext, Inc.	USFF +0.250%	Weekly	MS	07/08/27	15,085	123,654	95,488	(25,709)
Zuora, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	4,949	45,841	40,780	(4,237)
					228,098	12,988,783	14,616,365	2,020,517
Technology Hardware & Equipment
Amphenol Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	2,651	179,058	222,657	50,551
Apple, Inc.	USFF +0.250%	Weekly	MS	08/27/24	19,134	3,077,932	3,275,932	295,378
Arlo Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	6,502	65,518	66,971	2,994
Badger Meter, Inc.	USFF +0.250%	Weekly	MS	07/08/27	121	14,683	17,408	3,140
Bel Fuse, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	1,079	54,341	51,490	(1,569)
CDW Corp.	USFF +0.250%	Weekly	MS	01/07/27	555	89,391	111,977	25,853
Cisco Systems, Inc.	USFF +0.250%	Weekly	MS	08/27/24	21,938	1,001,418	1,179,387	245,660
Crane NXT Co.	USFF +0.250%	Weekly	MS	07/08/27	963	40,062	53,514	15,074
ePlus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	28	1,742	1,779	(83)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Extreme Networks, Inc.	USFF +0.250%	Weekly	MS	07/06/26	22,575	$ 556,808	$ 546,541	$ 2,677
F5, Inc.	USFF +0.250%	Weekly	MS	07/08/27	726	101,393	116,988	18,067
Hewlett Packard Enterprise Co.	USFF +0.250%	Weekly	MS	08/27/24	20,708	295,471	359,698	82,308
HP, Inc.	USFF +0.250%	Weekly	MS	08/27/24	25,697	531,835	660,413	197,162
Insight Enterprises, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,352	175,249	196,716	25,557
IonQ, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,026	20,796	59,907	43,927
IPG Photonics Corp.	USFF +0.250%	Weekly	MS	01/10/28	379	42,491	38,484	(3,165)
Jabil, Inc.	USFF +0.250%	Weekly	MS	01/10/28	745	78,000	94,533	18,485
Juniper Networks, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,721	103,877	103,407	2,760
Keysight Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,476	202,429	195,290	(2,420)
Napco Security Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,338	37,925	29,771	(7,193)
National Instruments Corp.	USFF +0.250%	Weekly	MS	01/10/28	798	46,198	47,577	2,863
NetApp, Inc.	USFF +0.250%	Weekly	MS	08/27/24	2,562	145,491	194,405	62,978
NetScout Systems, Inc.	USFF +0.250%	Weekly	MS	07/08/27	7,673	237,953	214,997	(18,291)
Seagate Technology Holdings PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	6,173	387,330	407,109	34,685
Super Micro Computer, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,018	355,567	1,101,816	754,522
TE Connectivity Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/11/28	1,629	212,550	201,230	(5,979)
Vishay Intertechnology, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,524	117,053	111,833	(2,303)
Western Digital Corp.	USFF +0.250%	Weekly	MS	07/11/28	2,843	120,783	129,726	11,767
					165,934	8,293,344	9,791,556	1,855,405
Telecommunication Services
Anterix, Inc.	USFF +0.250%	Weekly	MS	07/11/28	250	8,200	7,845	(144)
AT&T, Inc.	USFF +0.250%	Weekly	MS	01/07/27	16,576	274,887	248,972	1,502
EchoStar Corp., Class A	USFF +0.250%	Weekly	MS	01/05/26	2,691	62,755	45,074	(16,204)
IDT Corp., Class B	USFF +0.250%	Weekly	MS	07/11/28	8	179	176	22
Iridium Communications, Inc.	USFF +0.250%	Weekly	MS	08/27/24	684	40,109	31,115	(8,018)
T-Mobile US, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,466	325,370	345,363	27,758
Verizon Communications, Inc.	USFF +0.250%	Weekly	MS	07/08/27	7,297	260,499	236,496	(8,801)
					29,972	971,999	915,041	(3,885)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Transportation
American Airlines Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	35,368	$ 471,894	$ 453,064	$ (9,149)
ArcBest Corp.	USFF +0.250%	Weekly	MS	08/27/24	1,860	142,790	189,069	52,458
Canadian National Railway Co. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	2,057	237,249	222,835	(9,947)
CH Robinson Worldwide, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,837	464,183	416,611	(33,699)
CSX Corp.	USFF +0.250%	Weekly	MS	08/27/24	18,254	561,012	561,311	20,678
Delta Air Lines, Inc.	USFF +0.250%	Weekly	MS	01/10/28	13,324	592,879	492,988	(86,109)
Expeditors International of Washington, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,558	267,617	293,224	34,747
FedEx Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,020	494,044	535,138	56,267
Hub Group, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	1,151	91,228	90,400	1,289
Kirby Corp.	USFF +0.250%	Weekly	MS	07/11/28	881	72,719	72,947	1,936
Knight-Swift Transportation Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	749	37,526	37,562	927
Landstar System, Inc.	USFF +0.250%	Weekly	MS	07/08/27	664	112,296	117,488	8,619
Norfolk Southern Corp.	USFF +0.250%	Weekly	MS	07/11/28	463	98,495	91,179	(4,417)
Old Dominion Freight Line, Inc.	USFF +0.250%	Weekly	MS	01/05/26	318	112,848	130,107	20,219
RXO, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,757	31,902	34,666	3,642
Ryder System, Inc.	USFF +0.250%	Weekly	MS	07/08/27	501	41,225	53,582	14,533
Saia, Inc.	USFF +0.250%	Weekly	MS	07/11/28	51	19,878	20,331	988
SkyWest, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,924	80,479	80,693	2,054
Spirit Airlines, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,833	44,510	46,745	4,133
Union Pacific Corp.	USFF +0.250%	Weekly	MS	07/08/27	674	133,164	137,247	9,263
XPO, Inc.	USFF +0.250%	Weekly	MS	01/10/28	723	20,555	53,979	35,285
					92,967	4,128,493	4,131,166	123,717
Utilities
ALLETE, Inc.	USFF +0.250%	Weekly	MS	01/10/28	6,370	373,683	336,336	(24,965)
American States Water Co.	USFF +0.250%	Weekly	MS	01/10/28	559	47,747	43,982	(2,629)
American Water Works Co., Inc.	USFF +0.250%	Weekly	MS	01/10/28	880	124,749	108,970	(11,941)
Black Hills Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,791	214,181	191,787	(16,479)
Brookfield Renewable Corp., Class A (Canada)	USFF +0.250%	Weekly	MS	01/10/28	2,234	68,689	53,482	(14,750)
Clearway Energy, Inc., Class C	USFF +0.250%	Weekly	MS	07/11/28	3,128	76,079	66,188	(7,301)
Consolidated Edison, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,666	429,574	399,083	(17,312)
Constellation Energy Corp.	USFF +0.250%	Weekly	MS	08/27/24	2,177	174,111	237,467	69,978
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
DTE Energy Co.	USFF +0.250%	Weekly	MS	07/11/28	701	$ 76,321	$ 69,595	$ (4,317)
Duke Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,658	249,029	234,595	(5,427)
Entergy Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,515	355,782	325,138	(16,915)
NextEra Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	467	27,078	26,754	802
NRG Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,048	77,276	78,889	4,002
Otter Tail Corp.	USFF +0.250%	Weekly	MS	01/05/26	1,688	107,996	128,153	24,677
Pinnacle West Capital Corp.	USFF +0.250%	Weekly	MS	01/10/28	611	48,140	45,018	(1,841)
PNM Resources, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,049	47,091	46,796	999
PPL Corp.	USFF +0.250%	Weekly	MS	07/11/28	4,670	117,124	110,025	(3,708)
Vistra Corp.	USFF +0.250%	Weekly	MS	01/10/28	13,047	376,431	432,899	68,566
					54,259	2,991,081	2,935,157	41,439

Total Reference Entity — Long						131,415,633	142,412,505	15,669,915
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Short
Automobiles & Components
Dorman Products, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,559)	$ (160,369)	$ (118,110)	$ 39,704
Gentherm, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,552)	(177,478)	(138,472)	36,112
LCI Industries	USFF -0.250%	Weekly	MS	01/10/28	(2,381)	(291,198)	(279,577)	3,224
Lear Corp.	USFF -0.250%	Weekly	MS	01/10/28	(776)	(116,092)	(104,139)	9,993
Lucid Group, Inc.	USFF -6.230%	Weekly	MS	07/11/28	(77,035)	(474,820)	(430,626)	35,157
Luminar Technologies, Inc.	USFF -8.062%	Weekly	MS	07/11/28	(19,972)	(106,521)	(90,873)	13,762
Magna International, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(22,837)	(1,298,051)	(1,224,292)	45,135
Mobileye Global, Inc., Class A	USFF -0.580%	Weekly	MS	07/11/28	(2,584)	(97,103)	(107,365)	(11,980)
Rivian Automotive, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(6,661)	(137,418)	(161,729)	(27,988)
Standard Motor Products, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,806)	(75,953)	(60,718)	11,679
Tesla, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,480)	(350,319)	(370,326)	(29,547)
Winnebago Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,108)	(74,674)	(65,871)	7,314
					(140,751)	(3,359,996)	(3,152,098)	132,565
Capital Goods
3D Systems Corp.	USFF -0.244%	Weekly	MS	07/08/27	(30,763)	(260,923)	(151,046)	105,226
AAR Corp.	USFF -0.250%	Weekly	MS	07/11/28	(146)	(8,805)	(8,691)	(23)
AerSale Corp.	USFF -0.580%	Weekly	MS	07/08/27	(6,790)	(107,994)	(101,443)	4,638
Albany International Corp., Class A	USFF -0.250%	Weekly	MS	01/10/28	(3,281)	(306,932)	(283,085)	17,013
Ameresco, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(7,762)	(384,688)	(299,303)	78,519
Argan, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(40)	(1,838)	(1,821)	4
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
ATS Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(92)	$ (3,960)	$ (3,921)	$ (11)
Ballard Power Systems, Inc. (Canada)	USFF -1.374%	Weekly	MS	01/05/26	(75,144)	(855,943)	(275,778)	564,863
Bloom Energy Corp., Class A	USFF -0.580%	Weekly	MS	01/10/28	(8,657)	(131,865)	(114,792)	14,733
Cadre Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,908)	(50,693)	(50,848)	(1,661)
ChargePoint Holdings, Inc.	USFF -22.113%	Weekly	MS	01/10/28	(31,461)	(268,329)	(156,361)	107,185
Chart Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,036)	(164,613)	(175,208)	(13,522)
Construction Partners, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(6,184)	(196,928)	(226,087)	(33,053)
Cummins, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(8,358)	(1,983,540)	(1,909,469)	25,494
Dover Corp.	USFF -0.250%	Weekly	MS	07/11/28	(2,780)	(397,816)	(387,838)	2,877
Ducommun, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(568)	(25,215)	(24,714)	70
Energy Recovery, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(5,493)	(134,430)	(116,507)	15,537
Enovix Corp.	USFF -0.880%	Weekly	MS	07/11/28	(15,586)	(246,718)	(195,604)	46,717
Federal Signal Corp.	USFF -0.250%	Weekly	MS	07/11/28	(3,239)	(195,460)	(193,465)	(1,641)
Flowserve Corp.	USFF -0.250%	Weekly	MS	01/07/27	(4,044)	(146,728)	(160,830)	(22,285)
FuelCell Energy, Inc.	USFF -2.171%	Weekly	MS	07/11/28	(4,995)	(6,323)	(6,394)	(164)
GATX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(2,058)	(247,721)	(223,972)	18,322
Generac Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(8,094)	(991,414)	(881,922)	91,765
GrafTech International Ltd.	USFF -0.265%	Weekly	MS	07/08/27	(46,305)	(236,346)	(177,348)	54,120
Granite Construction, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,952)	(195,543)	(188,275)	2,950
Hayward Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(14,148)	(186,783)	(199,487)	(17,227)
Helios Technologies, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,814)	(174,045)	(156,121)	14,615
Herc Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(4,103)	(488,636)	(488,011)	(18,133)
Hexcel Corp.	USFF -0.250%	Weekly	MS	07/11/28	(6,990)	(492,701)	(455,329)	28,427
Hillenbrand, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,739)	(276,824)	(242,817)	24,854
Hudson Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(570)	(7,469)	(7,581)	(226)
IDEX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(745)	(167,869)	(154,975)	10,859
JELD-WEN Holding, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(16,690)	(373,782)	(222,978)	145,006
John Bean Technologies Corp.	USFF -0.250%	Weekly	MS	07/08/27	(2,920)	(307,128)	(307,009)	(6,149)
Kadant, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(254)	(56,266)	(57,290)	(2,010)
Kratos Defense & Security Solutions, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(16,614)	(366,431)	(249,542)	111,219
Lennox International, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,385)	(521,385)	(518,599)	(8,843)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Masonite International Corp. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(649)	$ (62,154)	$ (60,500)	$ 512
MasTec, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,189)	(209,228)	(157,542)	47,960
Mercury Systems, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(11,699)	(796,886)	(433,916)	351,640
Moog, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(3,284)	(352,637)	(370,961)	(25,231)
MRC Global, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(15,990)	(168,661)	(163,898)	1,765
Mueller Water Products, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(18,416)	(224,869)	(233,515)	(18,075)
MYR Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(175)	(23,996)	(23,583)	4
NOW, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,276)	(50,995)	(50,756)	(654)
PGT Innovations, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(7,566)	(195,254)	(209,956)	(18,178)
Plug Power, Inc.	USFF -2.080%	Weekly	MS	01/10/28	(25,011)	(285,248)	(190,084)	90,078
Primoris Services Corp.	USFF -0.250%	Weekly	MS	07/06/26	(10,835)	(285,451)	(354,630)	(79,871)
RBC Bearings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(764)	(181,889)	(178,875)	(222)
Regal Rexnord Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,881)	(289,977)	(268,757)	16,346
Resideo Technologies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,613)	(77,362)	(57,085)	18,912
Rocket Lab USA, Inc.	USFF -0.259%	Weekly	MS	07/11/28	(17,065)	(77,254)	(74,745)	1,146
Rush Enterprises, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(3,380)	(122,967)	(138,005)	(18,560)
Sensata Technologies Holding PLC (United Kingdom)	USFF -0.250%	Weekly	MS	07/11/28	(1,582)	(60,050)	(59,831)	(836)
SiteOne Landscape Supply, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(583)	(97,319)	(95,291)	252
Spirit AeroSystems Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(41,309)	(834,032)	(666,727)	152,372
Stem, Inc.	USFF -9.352%	Weekly	MS	07/11/28	(19,237)	(95,860)	(81,565)	12,599
Sunrun, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(7,969)	(171,105)	(100,091)	67,972
Titan International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(693)	(9,042)	(9,307)	(407)
Titan Machinery, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,986)	(152,903)	(132,528)	17,661
Trane Technologies PLC (Ireland)	USFF -0.250%	Weekly	MS	07/11/28	(2,754)	(571,234)	(558,814)	2,125
Trex Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,521)	(143,158)	(155,369)	(16,422)
Watsco, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(550)	(198,212)	(207,746)	(12,899)
WESCO International, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,209)	(214,990)	(173,878)	38,620
Xometry, Inc., Class A	USFF -0.580%	Weekly	MS	07/08/27	(5,554)	(180,770)	(94,307)	83,247
Xylem, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(16,666)	(1,705,785)	(1,517,106)	153,385
					(585,114)	(18,809,372)	(16,193,829)	2,225,306
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services
ABM Industries, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(6,736)	$(305,889)	$(269,507)	$ 28,294
Alight, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(17,154)	(159,256)	(121,622)	34,803
ASGN, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(471)	(38,492)	(38,471)	(648)
Booz Allen Hamilton Holding Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,039)	(124,607)	(113,532)	8,256
Casella Waste Systems, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(4,535)	(366,889)	(346,020)	14,321
CBIZ, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,019)	(109,246)	(104,786)	2,525
CECO Environmental Corp.	USFF -0.250%	Weekly	MS	07/11/28	(238)	(3,842)	(3,801)	(7)
Clarivate PLC (Jersey)	USFF -0.250%	Weekly	MS	07/11/28	(16,767)	(120,336)	(112,507)	5,696
Conduent, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(938)	(3,234)	(3,264)	(68)
CSG Systems International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,660)	(159,214)	(135,979)	17,706
Driven Brands Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(10,511)	(322,886)	(132,333)	185,451
Dun & Bradstreet Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(4,825)	(98,362)	(48,202)	47,213
Equifax, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,625)	(343,364)	(297,667)	38,774
Exponent, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,007)	(361,928)	(342,999)	11,501
FTI Consulting, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(5,144)	(959,868)	(917,741)	24,965
Healthcare Services Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,966)	(82,430)	(72,655)	8,563
Heritage-Crystal Clean, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,512)	(68,378)	(68,569)	(1,395)
HNI Corp.	USFF -0.250%	Weekly	MS	01/05/26	(2,047)	(67,351)	(70,888)	(5,230)
Huron Consulting Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,187)	(98,991)	(123,638)	(26,399)
ICF International, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(971)	(105,016)	(117,307)	(15,011)
Jacobs Solutions, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(616)	(83,191)	(84,084)	(2,841)
Kforce, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,271)	(136,160)	(135,488)	(2,902)
Korn Ferry	USFF -0.250%	Weekly	MS	07/11/28	(1,280)	(61,106)	(60,723)	(802)
Leidos Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,233)	(114,321)	(113,633)	(1,470)
Li-Cycle Holdings Corp. (Canada)	USFF -5.405%	Weekly	MS	01/10/28	(13,053)	(63,959)	(46,338)	16,496
Montrose Environmental Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,195)	(54,475)	(34,966)	18,554
Parsons Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,518)	(70,423)	(82,503)	(13,321)
Paycom Software, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(290)	(96,786)	(75,188)	19,914
Paylocity Holding Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,063)	(235,396)	(193,147)	38,386
Planet Labs PBC	USFF -0.264%	Weekly	MS	07/11/28	(4,243)	(11,360)	(11,032)	145
RB Global, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(11,787)	(677,252)	(736,687)	(78,457)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services — (continued)
UniFirst Corp.	USFF -0.250%	Weekly	MS	07/06/26	(1,512)	$ (288,784)	$ (246,471)	$ 34,455
Verra Mobility Corp.	USFF -0.250%	Weekly	MS	07/11/28	(16,526)	(311,259)	(309,036)	(3,329)
Waste Management, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,942)	(309,861)	(296,038)	8,533
					(149,881)	(6,413,912)	(5,866,822)	412,671
Consumer Discretionary Distribution & Retail
Advance Auto Parts, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(25,385)	(2,031,435)	(1,419,783)	563,641
American Eagle Outfitters, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(12,466)	(211,768)	(207,060)	1,017
America's Car-Mart, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(26)	(2,370)	(2,366)	(18)
Asbury Automotive Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(586)	(126,000)	(134,821)	(11,056)
Boot Barn Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,040)	(96,663)	(84,438)	11,189
Caleres, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(8,501)	(220,800)	(244,489)	(29,794)
Chewy, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(44,402)	(944,658)	(810,781)	116,988
Chico's FAS, Inc.	USFF -0.256%	Weekly	MS	07/11/28	(718)	(5,375)	(5,371)	(72)
Floor & Decor Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/06/26	(537)	(72,769)	(48,599)	24,349
Foot Locker, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(10,844)	(367,566)	(188,143)	165,222
Genuine Parts Co.	USFF -0.250%	Weekly	MS	07/11/28	(1,172)	(182,749)	(169,213)	9,664
Guess?, Inc.	USFF -0.680%	Weekly	MS	07/11/28	(2,630)	(61,678)	(56,913)	3,402
Leslie's, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(26,466)	(339,015)	(149,798)	183,165
MarineMax, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,875)	(172,930)	(192,817)	(22,963)
Murphy USA, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,668)	(551,307)	(570,006)	(28,753)
National Vision Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(13,099)	(400,375)	(211,942)	181,471
O'Reilly Automotive, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(49)	(44,999)	(44,534)	(320)
Penske Automotive Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,673)	(454,741)	(446,551)	(1,283)
Petco Health & Wellness Co., Inc.	USFF -0.256%	Weekly	MS	07/06/26	(1,661)	(36,306)	(6,793)	50,388
RH	USFF -0.250%	Weekly	MS	01/10/28	(196)	(52,270)	(51,815)	(310)
Sally Beauty Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(939)	(20,166)	(7,869)	11,956
Shoe Carnival, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,731)	(66,729)	(65,626)	(95)
Victoria's Secret & Co.	USFF -0.250%	Weekly	MS	08/27/24	(10,924)	(411,116)	(182,212)	221,565
					(174,588)	(6,873,785)	(5,301,940)	1,449,353
Consumer Durables & Apparel
Acushnet Holdings Corp.	USFF -0.250%	Weekly	MS	07/08/27	(4,371)	(221,307)	(231,838)	(17,960)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Brunswick Corp.	USFF -0.250%	Weekly	MS	07/11/28	(75)	$ (5,929)	$ (5,925)	$ (61)
Capri Holdings Ltd. (British Virgin Islands)	USFF -0.250%	Weekly	MS	07/11/28	(2,763)	(145,758)	(145,361)	(2,193)
Columbia Sportswear Co.	USFF -0.250%	Weekly	MS	07/08/27	(1,183)	(104,149)	(87,660)	13,816
Figs, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(9,923)	(114,864)	(58,546)	54,282
Gildan Activewear, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(15,983)	(478,190)	(447,684)	19,149
Green Brick Partners, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(188)	(7,882)	(7,804)	(42)
Hanesbrands, Inc.	USFF -0.258%	Weekly	MS	01/07/27	(2,355)	(38,211)	(9,326)	26,808
Hasbro, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,366)	(172,137)	(156,487)	15,930
Kontoor Brands, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,347)	(141,255)	(146,967)	(10,016)
Levi Strauss & Co., Class A	USFF -0.250%	Weekly	MS	01/10/28	(38,844)	(607,755)	(527,502)	61,724
Newell Brands, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(13,819)	(192,822)	(124,786)	58,423
Oxford Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(508)	(59,804)	(48,834)	9,248
Peloton Interactive, Inc., Class A	USFF -0.242%	Weekly	MS	07/11/28	(9,618)	(44,926)	(48,571)	(4,429)
Sonos, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(42,138)	(637,248)	(544,002)	81,859
Topgolf Callaway Brands Corp.	USFF -0.250%	Weekly	MS	01/05/26	(21,768)	(574,207)	(301,269)	262,679
Tri Pointe Homes, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(83)	(2,289)	(2,270)	(2)
Under Armour, Inc., Class C	USFF -0.250%	Weekly	MS	07/11/28	(50,822)	(343,281)	(324,244)	12,912
VF Corp.	USFF -0.250%	Weekly	MS	07/08/27	(12,376)	(371,441)	(218,684)	137,384
Whirlpool Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,716)	(400,713)	(363,129)	26,166
Wolverine World Wide, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(17,677)	(473,145)	(142,477)	307,559
					(252,923)	(5,137,313)	(3,943,366)	1,053,236
Consumer Services
Airbnb, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(5,163)	(753,532)	(708,415)	34,303
Bally's Corp.	USFF -0.250%	Weekly	MS	01/05/26	(10,135)	(403,739)	(132,870)	263,662
Bloomin' Brands, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,349)	(119,547)	(106,942)	10,725
Bowlero Corp., Class A	USFF -2.080%	Weekly	MS	07/11/28	(4,946)	(56,081)	(47,581)	7,516
Chegg, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(30,934)	(489,926)	(275,931)	205,245
Choice Hotels International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(966)	(125,343)	(118,345)	3,906
Churchill Downs, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,575)	(431,660)	(414,843)	9,074
Cracker Barrel Old Country Store, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,207)	(138,255)	(81,110)	50,928
Domino's Pizza, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(320)	(125,411)	(121,213)	1,584
Expedia Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,176)	(353,691)	(327,350)	20,031
Golden Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,752)	(76,011)	(59,883)	11,353
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Hyatt Hotels Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(6,470)	$ (744,085)	$ (686,338)	$ 43,655
International Game Technology PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/10/28	(3,775)	(117,954)	(114,458)	654
Krispy Kreme, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(21,843)	(307,429)	(272,382)	28,312
Mister Car Wash, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(16,080)	(197,248)	(88,601)	105,918
Papa John's International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,802)	(397,023)	(327,592)	62,689
Portillo's, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(15,690)	(319,640)	(241,469)	72,469
Red Rock Resorts, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(19,502)	(845,272)	(799,582)	12,433
SeaWorld Entertainment, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(998)	(50,710)	(46,158)	3,669
Service Corp. International	USFF -0.250%	Weekly	MS	01/10/28	(890)	(63,757)	(50,855)	13,629
Stride, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(442)	(20,016)	(19,903)	(226)
Target Hospitality Corp.	USFF -1.630%	Weekly	MS	07/08/27	(3,180)	(45,951)	(50,498)	(5,399)
Texas Roadhouse, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,158)	(134,259)	(111,284)	23,198
Vail Resorts, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,457)	(358,214)	(323,294)	28,528
Wingstop, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,547)	(447,949)	(458,052)	(18,102)
WW International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(13,343)	(134,737)	(147,707)	(15,362)
					(178,700)	(7,257,440)	(6,132,656)	974,392
Consumer Staples Distribution & Retail
Albertsons Cos., Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(16,663)	(385,341)	(379,083)	(677)
Casey's General Stores, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,025)	(503,395)	(549,828)	(56,262)
Chefs' Warehouse, Inc. (The)	USFF -0.250%	Weekly	MS	01/10/28	(9,638)	(307,368)	(204,133)	97,753
SpartanNash Co.	USFF -0.250%	Weekly	MS	07/08/27	(10,560)	(321,666)	(232,320)	76,009
Sprouts Farmers Market, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,325)	(173,375)	(185,110)	(14,818)
United Natural Foods, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(12,967)	(503,750)	(183,353)	311,399
					(56,178)	(2,194,895)	(1,733,827)	413,404
Energy
Baytex Energy Corp. (Canada)	USFF -1.304%	Weekly	MS	07/08/27	(60,668)	(198,794)	(267,546)	(73,708)
Cactus, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(8,969)	(392,392)	(450,333)	(69,340)
Cameco Corp. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(2,823)	(90,379)	(111,904)	(23,169)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Cenovus Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(26,077)	$(450,249)	$ (542,923)	$(106,084)
Chord Energy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,720)	(274,948)	(278,760)	(29,957)
Clean Energy Fuels Corp.	USFF -0.270%	Weekly	MS	07/11/28	(11,205)	(46,890)	(42,915)	3,155
Comstock Resources, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(24,557)	(256,944)	(270,864)	(23,924)
Core Laboratories, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(8,160)	(254,855)	(195,922)	54,676
Delek US Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,772)	(121,714)	(135,573)	(18,840)
Denbury, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,082)	(476,925)	(498,087)	(29,679)
Denison Mines Corp. (Canada)	USFF -0.240%	Weekly	MS	01/10/28	(40,970)	(42,237)	(67,601)	(26,099)
Diamond Offshore Drilling, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(24,884)	(330,574)	(365,297)	(40,620)
Diamondback Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,624)	(385,500)	(406,405)	(33,546)
DT Midstream, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(20,103)	(988,345)	(1,063,851)	(125,116)
Earthstone Energy, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(13,453)	(217,823)	(272,289)	(61,102)
Excelerate Energy, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(1,785)	(51,301)	(30,416)	19,853
Green Plains, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,629)	(84,206)	(79,133)	3,586
Hess Corp.	USFF -0.250%	Weekly	MS	07/11/28	(788)	(117,326)	(120,564)	(5,657)
Kinetik Holdings, Inc.	USFF -0.830%	Weekly	MS	01/07/27	(9,310)	(344,560)	(314,212)	(6,341)
Kosmos Energy Ltd.	USFF -0.250%	Weekly	MS	07/11/28	(28,186)	(207,212)	(230,561)	(27,038)
Marathon Oil Corp.	USFF -0.250%	Weekly	MS	01/10/28	(8,649)	(227,376)	(231,361)	(10,005)
New Fortress Energy, Inc.	USFF -0.680%	Weekly	MS	07/08/27	(13,564)	(623,210)	(444,628)	183,449
NexGen Energy Ltd. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(6,929)	(25,789)	(41,366)	(16,018)
Northern Oil and Gas, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,819)	(89,736)	(113,408)	(29,540)
NOV, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(29,497)	(493,600)	(616,487)	(142,405)
Obsidian Energy Ltd. (Canada)	USFF -1.130%	Weekly	MS	07/11/28	(531)	(4,187)	(4,365)	(232)
Oceaneering International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,597)	(91,322)	(92,515)	(2,808)
Ovintiv, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(7,653)	(361,494)	(364,053)	(11,350)
Par Pacific Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(88)	(3,196)	(3,163)	(4)
Permian Resources Corp.	USFF -0.250%	Weekly	MS	01/10/28	(7,454)	(80,569)	(104,058)	(27,191)
ProFrac Holding Corp., Class A	USFF -0.730%	Weekly	MS	07/08/27	(7,540)	(152,294)	(82,035)	67,553
ProPetro Holding Corp.	USFF -0.250%	Weekly	MS	01/10/28	(31,946)	(279,953)	(339,586)	(64,624)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Range Resources Corp.	USFF -0.250%	Weekly	MS	07/11/28	(2,305)	$ (71,885)	$ (74,705)	$ (5,178)
REX American Resources Corp.	USFF -0.250%	Weekly	MS	07/11/28	(4)	(161)	(163)	16
RPC, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,755)	(58,432)	(60,390)	(2,984)
Seadrill Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	07/11/28	(7,376)	(358,336)	(330,371)	21,582
Select Water Solutions, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(12,660)	(98,152)	(100,647)	(5,686)
SFL Corp. Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	01/10/28	(12,246)	(128,922)	(136,543)	(15,127)
SilverBow Resources, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(4,863)	(205,966)	(173,950)	28,414
Suncor Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(13,441)	(447,284)	(462,102)	(25,408)
Talos Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(18,954)	(270,678)	(311,604)	(46,496)
Targa Resources Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,025)	(76,272)	(87,863)	(14,221)
TC Energy Corp. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(1,462)	(83,886)	(50,307)	30,386
Tellurian, Inc.	USFF -1.938%	Weekly	MS	07/06/26	(63,213)	(229,187)	(73,327)	151,778
Vermilion Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(17,478)	(217,321)	(255,528)	(44,551)
Vital Energy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,240)	(69,852)	(68,721)	(99)
W&T Offshore, Inc.	USFF -0.256%	Weekly	MS	07/11/28	(1,233)	(5,239)	(5,401)	(235)
World Kinect Corp.	USFF -0.250%	Weekly	MS	01/07/27	(9,105)	(249,692)	(204,225)	35,817
					(592,392)	(10,337,165)	(10,578,028)	(564,117)
Financial Services
WisdomTree, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(6,036)	(36,848)	(42,252)	(7,086)
Food, Beverage & Tobacco
Brown-Forman Corp., Class B	USFF -0.250%	Weekly	MS	07/11/28	(5,297)	(339,811)	(305,584)	28,076
Darling Ingredients, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(15,746)	(1,188,512)	(821,941)	345,678
Flowers Foods, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(27,793)	(698,222)	(616,449)	61,789
Hain Celestial Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/08/27	(31,119)	(603,415)	(322,704)	271,269
Hostess Brands, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(7,456)	(199,202)	(248,359)	(53,623)
J & J Snack Foods Corp.	USFF -0.250%	Weekly	MS	08/27/24	(1,289)	(213,886)	(210,945)	(9,389)
Lamb Weston Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,564)	(521,973)	(514,447)	(1,798)
Mission Produce, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,445)	(36,410)	(23,668)	12,110
Pilgrim's Pride Corp.	USFF -0.250%	Weekly	MS	01/10/28	(21,822)	(530,513)	(498,196)	22,840
Post Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,941)	(437,373)	(423,641)	5,922
Primo Water Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(8,255)	(120,098)	(113,919)	3,482
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
TreeHouse Foods, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,825)	$ (84,818)	$ (79,534)	$ 3,787
Tyson Foods, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(29,846)	(1,533,394)	(1,506,925)	(24,234)
Universal Corp.	USFF -0.250%	Weekly	MS	01/07/27	(2,183)	(128,064)	(103,059)	15,237
Utz Brands, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(14,673)	(318,688)	(197,058)	109,359
					(180,254)	(6,954,379)	(5,986,429)	790,505
Health Care Equipment & Services
Acadia Healthcare Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(813)	(64,502)	(57,162)	6,531
AdaptHealth Corp.	USFF -0.250%	Weekly	MS	01/05/26	(10,785)	(273,661)	(98,144)	171,607
Agiliti, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(5,301)	(96,689)	(34,403)	60,651
agilon health, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,985)	(110,401)	(106,294)	1,851
Alcon, Inc. (Switzerland)	USFF -0.250%	Weekly	MS	01/10/28	(5,046)	(418,593)	(388,845)	22,193
Alphatec Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,645)	(75,004)	(73,216)	466
Amedisys, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,717)	(158,705)	(160,368)	(4,484)
AMN Healthcare Services, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,104)	(97,094)	(94,039)	1,337
Bausch + Lomb Corp. (Canada)	USFF -4.830%	Weekly	MS	07/11/28	(516)	(8,813)	(8,746)	(70)
Becton Dickinson & Co.	USFF -0.250%	Weekly	MS	07/11/28	(1,051)	(297,388)	(271,715)	19,433
Boston Scientific Corp.	USFF -0.250%	Weekly	MS	07/11/28	(14,058)	(762,219)	(742,262)	5,754
Chemed Corp.	USFF -0.250%	Weekly	MS	07/11/28	(303)	(155,681)	(157,469)	(4,555)
Cigna Group (The)	USFF -0.250%	Weekly	MS	07/11/28	(287)	(83,438)	(82,102)	354
Cooper Cos., Inc. (The)	USFF -0.250%	Weekly	MS	01/10/28	(2,060)	(730,759)	(655,101)	62,714
DENTSPLY SIRONA, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(11,750)	(457,219)	(401,380)	45,814
DocGo, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,951)	(24,861)	(15,729)	8,708
Doximity, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(5,205)	(202,248)	(110,450)	88,197
Ensign Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/11/28	(1,420)	(138,803)	(131,961)	4,325
Glaukos Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,582)	(76,123)	(119,046)	(44,543)
Globus Medical, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(1,293)	(96,848)	(64,197)	30,937
Guardant Health, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(334)	(51,853)	(9,900)	41,046
Henry Schein, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,032)	(83,962)	(76,626)	5,967
Hims & Hers Health, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,765)	(42,337)	(42,552)	(952)
ICU Medical, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,677)	(296,152)	(199,580)	92,831
Insulet Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,839)	(404,515)	(293,302)	104,088
Integer Holdings Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,534)	(127,491)	(120,312)	4,945
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
LifeStance Health Group, Inc.	USFF -0.730%	Weekly	MS	01/07/27	(11,307)	$ (98,122)	$ (77,679)	$ 18,707
Masimo Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,853)	(302,051)	(162,471)	149,193
Merit Medical Systems, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,808)	(264,920)	(262,828)	(2,630)
Multiplan Corp.	USFF -0.697%	Weekly	MS	07/11/28	(7,859)	(14,068)	(13,203)	633
Neogen Corp.	USFF -0.250%	Weekly	MS	01/10/28	(4,431)	(88,059)	(82,151)	4,434
Nevro Corp.	USFF -0.250%	Weekly	MS	08/27/24	(12,708)	(393,934)	(244,248)	142,654
Novocure Ltd. (Jersey)	USFF -0.250%	Weekly	MS	01/10/28	(23,922)	(706,390)	(386,340)	307,425
Omnicell, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(4,320)	(493,066)	(194,573)	301,410
OrthoPediatrics Corp.	USFF -0.250%	Weekly	MS	01/05/26	(2,044)	(99,919)	(65,408)	32,742
Outset Medical, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(6,086)	(217,700)	(66,216)	147,607
Owens & Minor, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,694)	(95,222)	(43,535)	53,578
Paragon 28, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,397)	(19,233)	(17,532)	1,377
Phreesia, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,008)	(19,418)	(18,829)	262
PROCEPT BioRobotics Corp.	USFF -0.250%	Weekly	MS	01/10/28	(7,447)	(250,750)	(244,336)	1,946
Quest Diagnostics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,146)	(159,472)	(139,652)	16,583
QuidelOrtho Corp.	USFF -0.250%	Weekly	MS	07/06/26	(10,846)	(955,611)	(792,192)	147,220
RadNet, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(7,349)	(168,060)	(207,168)	(42,096)
ResMed, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(66)	(15,918)	(9,759)	5,804
Schrodinger, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(10,564)	(458,343)	(298,644)	151,514
Select Medical Holdings Corp.	USFF -0.250%	Weekly	MS	07/08/27	(6,540)	(182,496)	(165,266)	10,853
Shockwave Medical, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(460)	(104,853)	(91,586)	11,518
STAAR Surgical Co.	USFF -0.250%	Weekly	MS	01/10/28	(4,621)	(271,163)	(185,672)	80,657
Tandem Diabetes Care, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(10,232)	(543,601)	(212,519)	321,372
Treace Medical Concepts, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,520)	(109,464)	(72,367)	35,158
UnitedHealth Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,389)	(705,181)	(700,320)	(7,742)
US Physical Therapy, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(2,317)	(293,398)	(212,538)	65,964
Veeva Systems, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(1,409)	(307,769)	(286,661)	16,233
					(245,396)	(12,673,540)	(9,768,594)	2,697,521
Household & Personal Products
Beauty Health Co. (The)	USFF -0.250%	Weekly	MS	07/08/27	(12,288)	(125,107)	(73,974)	48,914
BellRing Brands, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,045)	(148,750)	(166,775)	(21,645)
Central Garden & Pet Co., Class A	USFF -0.250%	Weekly	MS	01/05/26	(5,458)	(250,107)	(218,811)	26,721
Coty, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(7,922)	(93,479)	(86,904)	4,923
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Household & Personal Products — (continued)
Edgewell Personal Care Co.	USFF -0.250%	Weekly	MS	07/08/27	(3,743)	$ (159,737)	$ (138,341)	$ 17,179
Estee Lauder Cos., Inc. (The), Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,545)	(723,254)	(656,980)	59,461
Inter Parfums, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(867)	(117,893)	(116,473)	(1,422)
Reynolds Consumer Products, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(4,054)	(126,923)	(103,904)	16,960
WD-40 Co.	USFF -0.250%	Weekly	MS	07/06/26	(459)	(104,567)	(93,287)	7,253
					(43,381)	(1,849,817)	(1,655,449)	158,344
Materials
AdvanSix, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(252)	(7,784)	(7,832)	(167)
Air Products and Chemicals, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,528)	(448,263)	(433,035)	3,598
Albemarle Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,038)	(232,044)	(176,502)	51,228
Alcoa Corp.	USFF -0.250%	Weekly	MS	07/11/28	(17,555)	(607,290)	(510,148)	86,478
Algoma Steel Group, Inc. (Canada)	USFF -3.080%	Weekly	MS	01/10/28	(20,054)	(158,570)	(136,367)	17,175
Arch Resources, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(782)	(125,026)	(133,456)	(10,648)
Ashland, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,210)	(650,582)	(507,233)	125,375
ATI, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,802)	(172,912)	(156,452)	13,640
Avery Dennison Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,501)	(448,661)	(456,858)	(18,623)
Avient Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,390)	(54,273)	(49,095)	3,893
Balchem Corp.	USFF -0.250%	Weekly	MS	07/08/27	(799)	(111,971)	(99,108)	10,614
Barrick Gold Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(19,225)	(307,159)	(279,724)	20,686
Bioceres Crop Solutions Corp. (Cayman Islands)	USFF -5.930%	Weekly	MS	07/11/28	(69)	(771)	(779)	(2)
Cabot Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,591)	(121,304)	(110,209)	6,819
Celanese Corp.	USFF -0.250%	Weekly	MS	01/10/28	(3,360)	(405,400)	(421,747)	(27,234)
Coeur Mining, Inc.	USFF -0.256%	Weekly	MS	07/06/26	(242,192)	(1,300,962)	(537,666)	740,019
Corteva, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(13,186)	(826,364)	(674,596)	131,537
Crown Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,539)	(227,335)	(224,651)	(2,008)
Ecovyst, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,404)	(34,315)	(33,495)	225
Equinox Gold Corp. (Canada)	USFF -0.626%	Weekly	MS	08/27/24	(81,396)	(698,959)	(344,305)	342,162
ERO Copper Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(573)	(11,017)	(9,879)	962
First Majestic Silver Corp. (Canada)	USFF -0.730%	Weekly	MS	01/10/28	(18,306)	(132,820)	(93,910)	36,356
FMC Corp.	USFF -0.250%	Weekly	MS	08/27/24	(6,434)	(601,603)	(430,885)	162,587
Fortuna Silver Mines, Inc. (Canada)	USFF -1.318%	Weekly	MS	07/11/28	(782)	(2,112)	(2,127)	(33)
Ginkgo Bioworks Holdings, Inc.	USFF -1.915%	Weekly	MS	07/11/28	(4,188)	(7,454)	(7,580)	(240)
Graphic Packaging Holding Co.	USFF -0.250%	Weekly	MS	07/11/28	(6,033)	(138,729)	(134,415)	1,850
Hecla Mining Co.	USFF -0.256%	Weekly	MS	07/08/27	(60,722)	(311,084)	(237,423)	67,275
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Ingevity Corp.	USFF -0.250%	Weekly	MS	01/10/28	(8,138)	$ (507,920)	$ (387,450)	$ 111,398
Kaiser Aluminum Corp.	USFF -0.250%	Weekly	MS	07/06/26	(1,208)	(101,061)	(90,914)	4,894
Koppers Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(123)	(4,936)	(4,865)	4
Kronos Worldwide, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(791)	(6,585)	(6,130)	286
Louisiana-Pacific Corp.	USFF -0.250%	Weekly	MS	07/08/27	(4,758)	(294,617)	(262,975)	25,246
Mativ Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(8,095)	(214,367)	(115,435)	82,667
Methanex Corp. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(7,253)	(309,334)	(326,748)	(27,112)
MP Materials Corp.	USFF -0.250%	Weekly	MS	01/10/28	(12,272)	(268,710)	(234,395)	29,524
Newmont Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,568)	(64,117)	(57,938)	11,131
Novagold Resources, Inc. (Canada)	USFF -0.268%	Weekly	MS	07/08/27	(16,541)	(78,797)	(63,517)	13,889
Nutrien Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(6,672)	(437,847)	(412,063)	14,432
O-I Glass, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(10,552)	(202,163)	(176,535)	22,029
Pan American Silver Corp. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(26,714)	(423,669)	(386,819)	26,207
PureCycle Technologies, Inc.	USFF -1.130%	Weekly	MS	07/11/28	(4,958)	(36,164)	(27,814)	7,723
Sandstorm Gold Ltd. (Canada)	USFF -0.698%	Weekly	MS	01/10/28	(56,849)	(309,829)	(264,916)	38,366
Schnitzer Steel Industries, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(5,675)	(240,862)	(158,049)	73,848
Sealed Air Corp.	USFF -0.250%	Weekly	MS	07/11/28	(11,780)	(448,586)	(387,091)	51,509
Sensient Technologies Corp.	USFF -0.250%	Weekly	MS	07/08/27	(5,286)	(370,388)	(309,125)	50,305
Silgan Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(8,330)	(368,384)	(359,106)	1,950
Sonoco Products Co.	USFF -0.250%	Weekly	MS	01/07/27	(798)	(51,398)	(43,371)	4,749
SSR Mining, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(32,947)	(485,221)	(437,866)	35,257
Stepan Co.	USFF -0.250%	Weekly	MS	01/05/26	(3,092)	(330,437)	(231,807)	87,385
Summit Materials, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(5,566)	(196,021)	(173,325)	19,205
Sylvamo Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,916)	(82,603)	(84,189)	(3,044)
Teck Resources Ltd., Class B (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(11,168)	(466,276)	(481,229)	(24,281)
TimkenSteel Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,586)	(33,967)	(34,448)	(1,069)
TriMas Corp.	USFF -0.250%	Weekly	MS	07/11/28	(670)	(17,033)	(16,589)	157
Tronox Holdings PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/10/28	(29,282)	(376,130)	(393,550)	(27,002)
United States Steel Corp.	USFF -0.250%	Weekly	MS	01/10/28	(44,594)	(1,318,437)	(1,448,413)	(153,952)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
West Fraser Timber Co. Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(1,116)	$ (98,970)	$ (80,955)	$ 15,044
Westrock Co.	USFF -0.250%	Weekly	MS	01/10/28	(15,193)	(478,203)	(543,909)	(84,587)
					(865,402)	(16,767,796)	(14,211,013)	2,169,682
Media & Entertainment
Altice USA, Inc., Class A	USFF -0.254%	Weekly	MS	01/07/27	(81,333)	(421,363)	(265,959)	147,881
Angi, Inc.	USFF -0.730%	Weekly	MS	11/03/25	(27,388)	(410,515)	(54,228)	348,959
Clear Channel Outdoor Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,676)	(8,441)	(8,968)	(658)
DISH Network Corp., Class A	USFF -0.250%	Weekly	MS	01/07/27	(45,061)	(959,016)	(264,057)	677,811
IAC, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(7,470)	(438,155)	(376,413)	53,918
Integral Ad Science Holding Corp.	USFF -0.250%	Weekly	MS	07/11/28	(7,766)	(104,362)	(92,338)	10,177
Lions Gate Entertainment Corp., Class B (Canada)	USFF -0.250%	Weekly	MS	01/07/27	(16,491)	(230,763)	(129,784)	96,868
Live Nation Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(12,919)	(1,077,767)	(1,072,794)	(14,300)
Madison Square Garden Sports Corp.	USFF -0.250%	Weekly	MS	07/11/28	(2,402)	(424,443)	(423,473)	(6,608)
Magnite, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(20,062)	(188,654)	(151,267)	34,030
Nextdoor Holdings, Inc.	USFF -0.760%	Weekly	MS	07/11/28	(6,130)	(12,666)	(11,157)	1,302
Paramount Global, Class B	USFF -0.630%	Weekly	MS	01/10/28	(14,711)	(225,203)	(189,772)	30,144
Pinterest, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(13,802)	(379,330)	(373,068)	(457)
ROBLOX Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(24,955)	(776,415)	(722,697)	39,188
Scholastic Corp.	USFF -0.250%	Weekly	MS	07/08/27	(2,082)	(83,306)	(79,407)	1,563
Snap, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(74,620)	(811,983)	(664,864)	132,603
Sphere Entertainment Co.	USFF -0.250%	Weekly	MS	01/05/26	(8,431)	(298,934)	(313,296)	(20,648)
TechTarget, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(111)	(3,339)	(3,370)	(71)
TKO Group Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,134)	(123,012)	(95,324)	21,129
TripAdvisor, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(17,184)	(275,527)	(284,911)	(14,296)
Warner Music Group Corp., Class A	USFF -0.250%	Weekly	MS	07/06/26	(12,256)	(392,724)	(384,838)	(1,757)
WideOpenWest, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(8,926)	(143,842)	(68,284)	73,004
Ziff Davis, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,668)	(118,476)	(106,235)	10,140
					(412,578)	(7,908,236)	(6,136,504)	1,619,922
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(1,574)	$ (65,277)	$ (64,928)	$ (800)
AbCellera Biologics, Inc. (Canada)	USFF -1.096%	Weekly	MS	07/11/28	(12,858)	(69,491)	(59,147)	9,119
Amphastar Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,141)	(62,958)	(52,475)	9,377
Amylyx Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(7,540)	(262,260)	(138,057)	119,585
Apellis Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(983)	(31,897)	(37,393)	(6,047)
Arrowhead Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(10,399)	(292,235)	(279,421)	7,603
Avantor, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(18,088)	(388,078)	(381,295)	(144)
Avid Bioservices, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(5,346)	(135,114)	(50,466)	82,250
Azenta, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,810)	(83,243)	(90,844)	(9,452)
Bausch Health Cos., Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(61,489)	(488,377)	(505,440)	(25,785)
BioLife Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(351)	(4,844)	(4,847)	(70)
Bio-Techne Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,757)	(148,703)	(119,599)	30,066
Catalent, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(13,317)	(1,249,912)	(606,323)	620,543
Cogent Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(152)	(1,470)	(1,482)	(18)
Cytek Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(22,067)	(233,436)	(121,810)	107,467
Dynavax Technologies Corp.	USFF -0.250%	Weekly	MS	07/11/28	(384)	(5,624)	(5,672)	(128)
Elanco Animal Health, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(83,368)	(845,389)	(937,056)	(110,628)
Enliven Therapeutics, Inc.	USFF -9.730%	Weekly	MS	07/11/28	(12)	(163)	(164)	17
Geron Corp.	USFF -0.250%	Weekly	MS	07/11/28	(23,046)	(54,964)	(48,858)	5,143
Inhibrx, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(54)	(1,015)	(991)	26
Innoviva, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(844)	(10,926)	(10,964)	(213)
Intellia Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,492)	(116,261)	(110,417)	3,783
Intra-Cellular Therapies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,003)	(58,939)	(52,246)	5,658
Ironwood Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,046)	(48,631)	(48,593)	(812)
Keros Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(209)	(6,862)	(6,663)	97
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Madrigal Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(400)	$ (75,593)	$ (58,416)	$ 15,844
Maravai LifeSciences Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(9,276)	(92,382)	(92,760)	(2,012)
Mesa Laboratories, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(777)	(196,723)	(81,639)	111,257
Moderna, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,918)	(755,566)	(714,560)	27,536
Pacific Biosciences of California, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,818)	(33,330)	(31,880)	873
Pacira BioSciences, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(156)	(12,687)	(4,786)	7,694
Perrigo Co. PLC (Ireland)	USFF -0.250%	Weekly	MS	08/27/24	(4,285)	(221,635)	(136,906)	73,257
Pliant Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(8,878)	(178,865)	(153,945)	21,739
Prime Medicine, Inc.	USFF -13.380%	Weekly	MS	07/11/28	(310)	(3,449)	(2,957)	450
Prothena Corp. PLC (Ireland)	USFF -0.250%	Weekly	MS	07/11/28	(3,695)	(198,081)	(178,284)	16,271
PTC Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,924)	(46,150)	(43,117)	2,227
REGENXBIO, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(20)	(336)	(329)	21
Repligen Corp.	USFF -0.250%	Weekly	MS	07/11/28	(3,666)	(609,179)	(582,931)	15,364
Revance Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(7,232)	(118,486)	(82,951)	33,434
Sotera Health Co.	USFF -0.250%	Weekly	MS	07/06/26	(21,868)	(408,813)	(327,583)	73,932
SpringWorks Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(652)	(15,832)	(15,074)	494
Supernus Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,741)	(113,023)	(103,139)	7,881
Thermo Fisher Scientific, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(616)	(352,016)	(311,801)	33,864
Travere Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,290)	(13,874)	(11,533)	2,114
Ultragenyx Pharmaceutical, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,125)	(40,846)	(40,106)	29
Ventyx Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,683)	(188,537)	(197,371)	(12,189)
Vera Therapeutics, Inc.	USFF -2.080%	Weekly	MS	07/11/28	(50)	(687)	(686)	10
Viking Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,038)	(11,958)	(11,491)	273
Viridian Therapeutics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,380)	(115,311)	(67,189)	46,078
Xencor, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,195)	(66,357)	(44,229)	20,961
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Xenon Pharmaceuticals, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(5,192)	$ (206,253)	$ (177,359)	$ 25,243
Zoetis, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(364)	(70,145)	(63,329)	6,653
					(375,879)	(8,812,183)	(7,271,502)	1,375,935
Semiconductors & Semiconductor Equipment
Ambarella, Inc. (Cayman Islands)	USFF -0.250%	Weekly	MS	01/10/28	(4,710)	(339,010)	(249,771)	83,190
Analog Devices, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(457)	(81,939)	(80,016)	3,389
Cirrus Logic, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,264)	(259,304)	(241,405)	13,277
FormFactor, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(9,186)	(318,783)	(320,959)	(7,862)
Impinj, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,356)	(256,065)	(184,681)	66,820
Intel Corp.	USFF -0.250%	Weekly	MS	07/08/27	(4,597)	(166,871)	(163,423)	(4,988)
MACOM Technology Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,399)	(256,065)	(277,290)	(25,789)
Marvell Technology, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(25,628)	(1,415,986)	(1,387,244)	860
MaxLinear, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(8,919)	(201,650)	(198,448)	(387)
MKS Instruments, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(12,435)	(1,119,363)	(1,076,125)	19,048
Onto Innovation, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,180)	(411,052)	(405,514)	(1,800)
PDF Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(998)	(33,700)	(32,335)	782
Power Integrations, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,148)	(429,997)	(392,844)	28,402
Semtech Corp.	USFF -0.250%	Weekly	MS	01/10/28	(7,058)	(160,963)	(181,744)	(23,642)
Silicon Laboratories, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,027)	(698,217)	(582,579)	103,159
SiTime Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,577)	(165,183)	(180,172)	(17,926)
Synaptics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,728)	(154,308)	(154,552)	(2,987)
Texas Instruments, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,395)	(792,759)	(698,849)	86,335
Ultra Clean Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,909)	(95,011)	(86,310)	7,020
Wolfspeed, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,928)	(218,905)	(187,757)	27,250
					(112,899)	(7,575,131)	(7,082,018)	354,151
Software & Services
A10 Networks, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(820)	(12,320)	(12,325)	(206)
ACI Worldwide, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(16,266)	(445,805)	(366,961)	70,884
Agilysys, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,236)	(158,925)	(147,934)	8,167
Akamai Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,808)	(291,381)	(299,164)	(13,200)
Alarm.com Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(4,050)	(273,302)	(247,617)	20,974
Altair Engineering, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(171)	(10,470)	(10,698)	(395)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Alteryx, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(21,877)	$ (817,825)	$ (824,544)	$ (27,705)
Appian Corp., Class A	USFF -0.250%	Weekly	MS	07/08/27	(2,028)	(86,508)	(92,497)	(7,517)
Aspen Technology, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(441)	(107,103)	(90,079)	15,127
Bentley Systems, Inc., Class B	USFF -0.250%	Weekly	MS	01/10/28	(14,342)	(691,971)	(719,395)	(40,018)
BigCommerce Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(4,777)	(98,104)	(47,149)	49,283
C3.ai, Inc., Class A	USFF -11.980%	Weekly	MS	07/11/28	(7,610)	(223,847)	(194,207)	25,653
CCC Intelligent Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(17,530)	(193,361)	(234,025)	(44,106)
Cerence, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,265)	(89,802)	(66,508)	21,706
Clear Secure, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,785)	(48,286)	(33,986)	12,973
Datadog, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(12,455)	(1,115,158)	(1,134,526)	(39,310)
Digital Turbine, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(38,447)	(393,879)	(232,604)	154,244
Dynatrace, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,228)	(294,241)	(291,034)	(2,041)
EngageSmart, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,133)	(20,124)	(20,383)	(598)
Envestnet, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(9,973)	(724,751)	(439,111)	272,952
GoDaddy, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(5,294)	(396,859)	(394,297)	(4,522)
Hackett Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/11/28	(494)	(11,715)	(11,653)	(172)
HashiCorp., Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(10,945)	(290,550)	(249,874)	35,495
Informatica, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(3,359)	(59,241)	(70,774)	(12,689)
Jamf Holding Corp.	USFF -0.250%	Weekly	MS	07/06/26	(7,656)	(269,602)	(135,205)	130,085
Lightspeed Commerce, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/06/26	(17,973)	(835,006)	(252,161)	568,344
LiveRamp Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,433)	(127,349)	(70,168)	57,068
Manhattan Associates, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(898)	(180,468)	(177,499)	(241)
Matterport, Inc.	USFF -0.630%	Weekly	MS	07/11/28	(15,423)	(38,144)	(33,468)	4,014
MeridianLink, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(173)	(2,937)	(2,951)	(47)
Olo, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(12,445)	(120,057)	(75,417)	42,512
Open Text Corp. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(6,051)	(243,516)	(212,390)	24,526
PowerSchool Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(12,172)	(273,349)	(275,818)	(7,342)
PTC, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(936)	(132,138)	(132,612)	(2,819)
RingCentral, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(3,575)	(104,943)	(105,927)	(2,843)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
SentinelOne, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(6,180)	$ (99,148)	$ (104,195)	$ (8,548)
Snowflake, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(5,174)	(820,024)	(790,432)	14,933
Tenable Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,755)	(75,971)	(78,624)	(4,189)
Twilio, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,011)	(66,127)	(59,174)	5,789
Tyler Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(574)	(223,759)	(221,644)	(1,870)
UiPath, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(11,474)	(192,501)	(196,320)	(9,769)
Unity Software, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(30,543)	(1,011,271)	(958,745)	34,443
Zeta Global Holdings Corp., Class A	USFF -0.250%	Weekly	MS	01/10/28	(4,820)	(42,430)	(40,247)	1,462
					(329,600)	(11,714,268)	(10,154,342)	1,340,487
Technology Hardware & Equipment
ADTRAN Holdings, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(26,200)	(439,994)	(215,626)	209,404
Advanced Energy Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,232)	(363,481)	(333,284)	23,352
Avid Technology, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(8,209)	(215,525)	(220,576)	(8,888)
Avnet, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(9,422)	(418,964)	(454,046)	(51,077)
Belden, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,875)	(179,798)	(181,031)	(4,457)
Benchmark Electronics, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(5,605)	(141,081)	(135,977)	(1,194)
Ciena Corp.	USFF -0.250%	Weekly	MS	07/08/27	(4,746)	(241,329)	(224,296)	13,829
Clearfield, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,591)	(136,894)	(74,258)	60,206
Coherent Corp.	USFF -0.250%	Weekly	MS	07/08/27	(21,093)	(756,277)	(688,476)	54,284
CommScope Holding Co., Inc.	USFF -0.261%	Weekly	MS	01/05/26	(23,636)	(389,626)	(79,417)	303,264
Corning, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(14,493)	(492,565)	(441,602)	38,754
Dell Technologies, Inc., Class C	USFF -0.250%	Weekly	MS	01/10/28	(2,033)	(105,913)	(140,074)	(38,969)
Diebold Nixdorf, Inc.	USFF -0.630%	Weekly	MS	07/11/28	(92)	(1,709)	(1,742)	(43)
Harmonic, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(22,429)	(254,259)	(215,991)	33,737
Infinera Corp.	USFF -0.630%	Weekly	MS	01/10/28	(12,324)	(60,258)	(51,514)	7,716
Itron, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,368)	(75,991)	(82,873)	(8,479)
Lumentum Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,411)	(384,156)	(289,649)	87,651
Methode Electronics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(952)	(21,476)	(21,753)	(641)
Motorola Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(222)	(63,235)	(60,437)	2,165
Novanta, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/06/26	(1,188)	(194,191)	(170,407)	20,328
Plexus Corp.	USFF -0.250%	Weekly	MS	07/06/26	(1,385)	(128,037)	(128,777)	(3,028)
Pure Storage, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(3,154)	(109,565)	(112,345)	(4,722)
Rogers Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,061)	(289,548)	(139,490)	147,014
Sanmina Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,698)	(93,261)	(92,167)	(556)
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Stratasys Ltd. (Israel)	USFF -0.250%	Weekly	MS	07/11/28	(5,362)	$ (68,187)	$ (72,977)	$ (5,991)
TD SYNNEX Corp.	USFF -0.250%	Weekly	MS	01/10/28	(3,521)	(346,707)	(351,607)	(12,840)
Teledyne Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,931)	(797,055)	(788,968)	(6,161)
TTM Technologies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,510)	(41,857)	(32,329)	9,322
Ubiquiti, Inc.	USFF -0.580%	Weekly	MS	01/07/27	(2,434)	(587,109)	(353,660)	218,535
Viasat, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(6,424)	(297,274)	(118,587)	173,386
Viavi Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(16,264)	(164,510)	(148,653)	12,932
Vontier Corp.	USFF -0.250%	Weekly	MS	07/08/27	(2,087)	(47,956)	(64,530)	(17,573)
Zebra Technologies Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(2,500)	(671,140)	(591,325)	68,898
					(218,452)	(8,578,928)	(7,078,444)	1,320,158
Telecommunication Services
Cogent Communications Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(8,234)	(543,310)	(509,685)	12,722
Frontier Communications Parent, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(19,718)	(540,700)	(308,587)	222,455
Globalstar, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(96,933)	(162,506)	(126,982)	32,883
Gogo, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,886)	(96,790)	(70,220)	24,857
Rogers Communications, Inc., Class B (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(4,023)	(165,454)	(154,443)	6,805
Shenandoah Telecommunications Co.	USFF -0.250%	Weekly	MS	08/27/24	(4,769)	(162,901)	(98,289)	21,574
United States Cellular Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,403)	(24,903)	(60,287)	(35,966)
					(140,966)	(1,696,564)	(1,328,493)	285,330
Transportation
Air Transport Services Group, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(14,317)	(347,231)	(298,796)	42,116
Alaska Air Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(11,319)	(525,698)	(419,709)	96,599
Canadian Pacific Kansas City Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(11,263)	(920,827)	(838,080)	64,701
Frontier Group Holdings, Inc.	USFF -0.258%	Weekly	MS	07/11/28	(3,972)	(19,467)	(19,224)	(86)
Golden Ocean Group Ltd. (Bermuda)	USFF -0.980%	Weekly	MS	07/11/28	(8,282)	(62,552)	(65,262)	(4,055)
GXO Logistics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,537)	(94,902)	(90,145)	3,078
Heartland Express, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,251)	(100,695)	(91,827)	6,691
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Transportation — (continued)
JB Hunt Transport Services, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(390)	$ (78,139)	$ (73,523)	$ 3,074
Lyft, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(13,243)	(192,804)	(139,581)	49,792
Matson, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(744)	(69,878)	(66,008)	2,639
Schneider National, Inc., Class B	USFF -0.250%	Weekly	MS	07/11/28	(3,317)	(99,262)	(91,848)	5,396
Southwest Airlines Co.	USFF -0.250%	Weekly	MS	01/10/28	(27,760)	(947,130)	(751,463)	171,819
Sun Country Airlines Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,651)	(82,070)	(54,181)	26,440
Werner Enterprises, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(11,608)	(549,643)	(452,132)	80,805
					(117,654)	(4,090,298)	(3,451,779)	549,009
Utilities
AES Corp. (The)	USFF -0.250%	Weekly	MS	01/10/28	(63,425)	(1,187,471)	(964,060)	200,770
Algonquin Power & Utilities Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(44,366)	(323,617)	(262,647)	50,404
Alliant Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,431)	(86,133)	(69,332)	12,113
American Electric Power Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(7,211)	(617,347)	(542,411)	57,556
Avangrid, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(199)	(5,982)	(6,004)	(109)
Avista Corp.	USFF -0.250%	Weekly	MS	01/07/27	(6,511)	(280,746)	(210,761)	53,810
California Water Service Group	USFF -0.250%	Weekly	MS	01/10/28	(4,939)	(260,773)	(233,664)	21,449
CenterPoint Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,566)	(165,815)	(149,447)	14,603
CMS Energy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,777)	(118,969)	(94,376)	19,772
Dominion Energy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,436)	(304,346)	(287,496)	11,174
Essential Utilities, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(2,453)	(117,380)	(84,211)	28,662
Evergy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(12,201)	(686,369)	(618,591)	51,289
Exelon Corp.	USFF -0.250%	Weekly	MS	01/10/28	(6,407)	(256,446)	(242,121)	7,449
FirstEnergy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(13,459)	(538,020)	(460,029)	62,107
Fortis, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(1,693)	(79,949)	(64,317)	10,875
IDACORP, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,090)	(214,650)	(195,728)	14,027
Middlesex Water Co.	USFF -0.250%	Weekly	MS	01/10/28	(811)	(63,610)	(53,729)	8,539
National Fuel Gas Co.	USFF -0.250%	Weekly	MS	07/11/28	(1,482)	(78,906)	(76,931)	(150)
NiSource, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(11,885)	(321,858)	(293,322)	16,854
Northwest Natural Holding Co.	USFF -0.250%	Weekly	MS	11/03/25	(5,488)	(284,628)	(209,422)	54,630
Northwestern Energy Group, Inc.	USFF -0.250%	Weekly	MS	08/27/24	(4,349)	(285,734)	(209,013)	46,756
OGE Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(3,539)	(146,952)	(117,955)	22,303
Ormat Technologies, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,843)	(398,379)	(338,623)	51,792
Portland General Electric Co.	USFF -0.250%	Weekly	MS	07/11/28	(4,450)	(202,820)	(180,136)	16,994
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED RETURN FUND
Portfolio of Investments (Concluded)
September 30, 2023
Total Return Swaps (concluded)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
ReNew Energy Global PLC, Class A (United Kingdom)	USFF -1.030%	Weekly	MS	07/11/28	(1,702)	$ (9,791)	$ (9,242)	$ 394
Sempra	USFF -0.250%	Weekly	MS	01/10/28	(6,144)	(453,282)	(417,976)	19,226
Southern Co. (The)	USFF -0.250%	Weekly	MS	07/11/28	(17,715)	(1,218,110)	(1,146,515)	42,479
Sunnova Energy International, Inc.	USFF -0.930%	Weekly	MS	07/11/28	(11,089)	(164,334)	(116,102)	45,311
WEC Energy Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,901)	(540,883)	(475,326)	48,856
					(259,562)	(9,413,300)	(8,129,487)	989,935

Total Reference Entity — Short						(158,455,166)	(135,198,872)	19,740,703
Net Value of Reference Entity						$ (27,039,533)	$ 7,213,633	$35,410,618

*	Includes $1,157,452 related to open trades, dividends receivables/payables and swap receivables/payables activities.
MS	Morgan Stanley
USFF	U.S. Fed Funds
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 93.5%
Automobiles & Components — 1.2%
Adient PLC (Ireland)*	4,976	$ 182,619
BorgWarner, Inc.(a)	2,518	101,652
Dorman Products, Inc.*	1	76
Fox Factory Holding Corp.*	113	11,196
General Motors Co.(a)	5,539	182,621
Harley-Davidson, Inc.	326	10,778
Holley, Inc.*	397	1,981
Modine Manufacturing Co.*	729	33,352
Patrick Industries, Inc.	201	15,087
Thor Industries, Inc.	1,404	133,562
Visteon Corp.(a)*	760	104,933
		777,857
Capital Goods — 13.3%
3M Co.	512	47,933
A. O. Smith Corp.(a)	1,504	99,460
Acuity Brands, Inc.(a)	643	109,509
AECOM	933	77,476
Alamo Group, Inc.	86	14,866
Allegion PLC (Ireland)	22	2,292
Allison Transmission Holdings, Inc.	1,045	61,718
American Woodmark Corp.*	308	23,288
AMETEK, Inc.(a)	660	97,522
API Group Corp.*	914	23,700
Apogee Enterprises, Inc.	51	2,401
Applied Industrial Technologies, Inc.	599	92,611
Armstrong World Industries, Inc.	211	15,192
Array Technologies, Inc.(a)*	8,351	185,309
Astec Industries, Inc.	37	1,743
Atkore, Inc.(a)*	2	298
Axon Enterprise, Inc.(a)*	1,490	296,495
AZEK Co., Inc. (The)*	2,940	87,436
Beacon Roofing Supply, Inc.*	311	24,000
Blue Bird Corp.*	482	10,291
Boeing Co. (The)(a)*	3,009	576,765
Boise Cascade Co.(a)	740	76,250
Builders FirstSource, Inc.(a)*	265	32,990
CAE, Inc. (Canada)*	8	187
Carrier Global Corp.(a)	1,735	95,772
Caterpillar, Inc.(a)	1,662	453,726
Comfort Systems USA, Inc.(a)	1,125	191,711
Core & Main, Inc., Class A*	2,294	66,182
Crane Co.(a)	2,281	202,644
CSW Industrials, Inc.	86	15,071
Curtiss-Wright Corp.	577	112,879
Deere & Co.(a)	244	92,081
Donaldson Co., Inc.	2,039	121,606
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Eaton Corp. PLC (Ireland)	61	$ 13,010
EMCOR Group, Inc.(a)	695	146,221
Emerson Electric Co.(a)	5,487	529,880
Encore Wire Corp.(a)	749	136,663
Enerpac Tool Group Corp.	1,716	45,354
EnerSys (a)	1,393	131,875
EnPro Industries, Inc.	379	45,931
Fastenal Co.(a)	1,062	58,028
Fortune Brands Innovations, Inc.(a)	3,080	191,453
Gates Industrial Corp. PLC (United Kingdom)*	3,420	39,706
General Dynamics Corp.(a)	729	161,087
General Electric Co.(a)	1,914	211,593
Gibraltar Industries, Inc.*	522	35,240
Gorman-Rupp Co. (The)	9	296
Griffon Corp.(a)	2,606	103,380
Hillman Solutions Corp.*	5,310	43,807
Howmet Aerospace, Inc.(a)	1,835	84,869
Hubbell, Inc.(a)	134	41,997
Hyster-Yale Materials Handling, Inc.	52	2,318
IES Holdings, Inc.*	28	1,844
Illinois Tool Works, Inc.(a)	383	88,209
ITT, Inc.	682	66,775
Johnson Controls International PLC (Ireland)	683	36,342
Kennametal, Inc.	2,418	60,160
L3Harris Technologies, Inc.	201	34,998
Lincoln Electric Holdings, Inc.(a)	55	9,998
Lockheed Martin Corp.(a)	379	154,996
Masco Corp.(a)	1,366	73,013
MDU Resources Group, Inc.	287	5,619
MSC Industrial Direct Co., Inc., Class A(a)	1,443	141,630
Mueller Industries, Inc.(a)	2,279	171,290
NEXTracker, Inc., Class A*	454	18,233
Nordson Corp.	111	24,772
nVent Electric PLC (Ireland)	766	40,590
Otis Worldwide Corp.(a)	1,604	128,817
PACCAR, Inc.	805	68,441
Parker-Hannifin Corp.(a)	316	123,088
Pentair PLC (Ireland)	438	28,360
Powell Industries, Inc.	262	21,720
Quanex Building Products Corp.	24	676
Quanta Services, Inc.	101	18,894
REV Group, Inc.	35	560
RTX Corp.	477	34,330

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Shoals Technologies Group, Inc., Class A(a)*	3,444	$ 62,853
Simpson Manufacturing Co., Inc.	424	63,519
Snap-on, Inc.	271	69,121
SPX Technologies, Inc.*	912	74,237
Standex International Corp.	120	17,483
Stanley Black & Decker, Inc.	1,788	149,441
Sterling Infrastructure, Inc.*	1,279	93,981
Tennant Co.	116	8,601
Terex Corp.(a)	4,288	247,075
Textron, Inc.(a)	1,565	122,289
Transcat, Inc.*	1	98
UFP Industries, Inc.(a)	1,289	131,994
Valmont Industries, Inc.(a)	340	81,671
Veritiv Corp.(a)	1,083	182,919
Vertiv Holdings Co.(a)	6,576	244,627
Wabash National Corp.	2,698	56,982
Watts Water Technologies, Inc., Class A(a)	554	95,742
WillScot Mobile Mini Holdings Corp.(a)*	1,160	48,244
WW Grainger, Inc.(a)	283	195,791
		8,634,135
Commercial & Professional Services — 2.4%
ACV Auctions, Inc., Class A(a)*	6,209	94,253
Automatic Data Processing, Inc.(a)	501	120,530
Brady Corp., Class A	724	39,762
Broadridge Financial Solutions, Inc.(a)	832	148,970
Concentrix Corp.	542	43,420
Copart, Inc.(a)*	2,767	119,230
Insperity, Inc.(a)	850	82,960
Legalzoom.com, Inc.*	1,657	18,128
Maximus, Inc.	14	1,045
MillerKnoll, Inc.	105	2,567
MSA Safety, Inc.	90	14,188
Paychex, Inc.(a)	1,459	168,266
Republic Services, Inc.(a)	1,715	244,405
Robert Half, Inc.	242	17,734
Rollins, Inc.(a)	1,654	61,744
Science Applications International Corp.	865	91,292
SS&C Technologies Holdings, Inc.	90	4,729
Steelcase, Inc., Class A	192	2,145
Tetra Tech, Inc.(a)	79	12,010
Thomson Reuters Corp. (Canada)	106	12,966
	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
TransUnion (a)	1,129	$ 81,051
TriNet Group, Inc.(a)*	177	20,617
TTEC Holdings, Inc.	65	1,704
Verisk Analytics, Inc.(a)	769	181,668
		1,585,384
Consumer Discretionary Distribution & Retail — 4.2%
Abercrombie & Fitch Co., Class A*	1,717	96,787
Academy Sports & Outdoors, Inc.	1,465	69,251
Amazon.com, Inc.(a)*	2,755	350,216
Arhaus, Inc.*	1,926	17,912
AutoNation, Inc.(a)*	232	35,125
Bath & Body Works, Inc.(a)	1,353	45,731
Best Buy Co., Inc.	91	6,322
Buckle, Inc. (The)(a)	1,102	36,796
CarMax, Inc.*	253	17,895
Carvana Co.(a)*	14,092	591,582
Designer Brands, Inc., Class A	644	8,153
Dick's Sporting Goods, Inc.	526	57,113
Dillard's, Inc., Class A	100	33,081
Etsy, Inc.*	211	13,626
Five Below, Inc.*	363	58,407
Gap, Inc. (The)(a)	15,747	167,391
Group 1 Automotive, Inc.(a)	70	18,810
Home Depot, Inc. (The)(a)	194	58,619
Kohl's Corp.	239	5,009
LKQ Corp.(a)	1,503	74,413
Lowe's Cos., Inc.(a)	384	79,811
Monro, Inc.	1,270	35,268
Nordstrom, Inc.	1,142	17,061
ODP Corp. (The)(a)*	2,795	128,989
Ollie's Bargain Outlet Holdings, Inc.*	307	23,694
Pool Corp.	226	80,479
Signet Jewelers Ltd. (Bermuda)	209	15,008
Tractor Supply Co.	316	64,164
Ulta Beauty, Inc.*	222	88,678
Urban Outfitters, Inc.(a)*	3,235	105,752
Valvoline, Inc.(a)	9,041	291,482
Williams-Sonoma, Inc.	78	12,121
		2,704,746
Consumer Durables & Apparel — 3.1%
Carter's, Inc.	1,489	102,964
Cavco Industries, Inc.*	234	62,164
Cricut, Inc., Class A	263	2,443
DR Horton, Inc.(a)	619	66,524
Ethan Allen Interiors, Inc.	40	1,196

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Durables & Apparel — (Continued)
Garmin Ltd. (Switzerland)	2,785	$ 292,982
G-III Apparel Group Ltd.*	293	7,302
Hanesbrands, Inc.	12,264	48,565
Helen of Troy Ltd. (Bermuda)*	1,247	145,350
Installed Building Products, Inc.	158	19,733
Leggett & Platt, Inc.	1,618	41,113
Lululemon Athletica, Inc.(a)*	346	133,421
Malibu Boats, Inc., Class A*	363	17,794
Mohawk Industries, Inc.*	26	2,231
NIKE, Inc., Class B(a)	63	6,024
Polaris, Inc.(a)	1,630	169,748
PulteGroup, Inc.(a)	1,455	107,743
PVH Corp.	470	35,960
Ralph Lauren Corp.	716	83,121
Skyline Champion Corp.(a)*	398	25,361
Steven Madden Ltd.(a)	2,405	76,407
Tapestry, Inc.(a)	8,280	238,050
TopBuild Corp.*	319	80,260
Vista Outdoor, Inc.(a)*	2,214	73,328
Vizio Holding Corp., Class A*	10	54
YETI Holdings, Inc.(a)*	3,085	148,759
		1,988,597
Consumer Services — 3.4%
Accel Entertainment, Inc.*	93	1,018
ADT, Inc.	4,814	28,884
Adtalem Global Education, Inc.*	1,135	48,635
Aramark	1,666	57,810
Booking Holdings, Inc.(a)*	36	111,022
Boyd Gaming Corp.	634	38,566
Bright Horizons Family Solutions, Inc.*	344	28,022
Brinker International, Inc.*	2,415	76,290
Caesars Entertainment, Inc.(a)*	2,891	133,998
Cheesecake Factory, Inc. (The)	1,086	32,906
Chipotle Mexican Grill, Inc.(a)*	54	98,919
Coursera, Inc.*	143	2,673
Darden Restaurants, Inc.(a)	199	28,501
Dave & Buster's Entertainment, Inc.*	384	14,235
Dine Brands Global, Inc.	318	15,725
DraftKings, Inc., Class A*	1,993	58,674
Duolingo, Inc.*	123	20,402
Frontdoor, Inc.*	2,755	84,275
Jack in the Box, Inc.	41	2,831
Marriott International, Inc., Class A(a)	828	162,752
McDonald's Corp.(a)	693	182,564
MGM Resorts International(a)	2,288	84,107
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Monarch Casino & Resort, Inc.	71	$ 4,409
Planet Fitness, Inc., Class A*	2,472	121,573
Restaurant Brands International, Inc. (Canada)	151	10,060
Royal Caribbean Cruises Ltd. (Liberia)*	4,234	390,121
Sabre Corp.*	4,372	19,630
Six Flags Entertainment Corp.*	1,454	34,183
Starbucks Corp.	177	16,155
Wendy's Co. (The)(a)	2,481	50,637
Wynn Resorts Ltd.(a)	1,537	142,034
Xponential Fitness, Inc., Class A*	966	14,973
Yum! Brands, Inc.(a)	1,002	125,190
		2,241,774
Consumer Staples Distribution & Retail — 1.3%
Dollar General Corp.	417	44,119
Dollar Tree, Inc.*	229	24,377
Fresh Market Holdings, Inc. (The), Escrow Shares(b)*	14,027	—
Grocery Outlet Holding Corp.*	3,849	111,044
Kroger Co. (The)(a)	1,931	86,412
Performance Food Group Co.*	746	43,909
PriceSmart, Inc.	373	27,762
Sprouts Farmers Market, Inc.*	626	26,793
Sysco Corp.	205	13,540
Target Corp.(a)	2,584	285,713
US Foods Holding Corp.(a)*	3,214	127,596
Walgreens Boots Alliance, Inc.	2,095	46,593
Walmart, Inc.	125	19,991
Weis Markets, Inc.	3	189
		858,038
Energy — 6.0%
APA Corp.	2,810	115,491
Baker Hughes Co.(a)	3,787	133,757
Berry Corp.	31	254
ChampionX Corp.(a)	1,293	46,057
Chesapeake Energy Corp.(a)	2,647	228,251
Chevron Corp.(a)	894	150,746
ConocoPhillips (a)	1,707	204,499
CONSOL Energy, Inc.(a)	1,475	154,742
Coterra Energy, Inc.(a)	6,540	176,907
Crescent Point Energy Corp. (Canada)	3,730	30,959
CVR Energy, Inc.(a)	271	9,222
Devon Energy Corp.	1,754	83,666

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — (Continued)
DHT Holdings, Inc. (Marshall Islands)	21,788	$ 224,416
Dorian LPG Ltd. (Marshall Islands)	2,299	66,050
Enbridge, Inc. (Canada)	1,510	50,117
Enerplus Corp. (Canada)	6,863	120,995
EOG Resources, Inc.(a)	996	126,253
EQT Corp.(a)	4,195	170,233
Equitrans Midstream Corp.	7,385	69,197
Exxon Mobil Corp.(a)	1,327	156,029
FLEX LNG Ltd. (Bermuda)	1,371	41,349
Gulfport Energy Corp.*	447	53,041
Helix Energy Solutions Group, Inc.*	3,612	40,346
Helmerich & Payne, Inc.(a)	2,877	121,294
HF Sinclair Corp.	65	3,700
Imperial Oil Ltd. (Canada)	101	6,221
Kinder Morgan, Inc.(a)	5,459	90,510
Liberty Energy, Inc.	2,036	37,707
Marathon Petroleum Corp.(a)	581	87,929
Murphy Oil Corp.(a)	1,199	54,375
Nabors Industries Ltd. (Bermuda)*	375	46,177
Nordic American Tankers Ltd. (Bermuda)	16,040	66,085
Occidental Petroleum Corp.(a)	1,944	126,127
Par Pacific Holdings, Inc.*	374	13,442
Patterson-UTI Energy, Inc.	210	2,906
Pembina Pipeline Corp. (Canada)	397	11,934
Phillips 66	590	70,888
Pioneer Natural Resources Co.	472	108,348
Precision Drilling Corp. (Canada)*	32	2,148
TechnipFMC PLC (United Kingdom)	2,879	58,559
TETRA Technologies, Inc.*	208	1,327
Tidewater, Inc.*	887	63,039
Transocean Ltd. (Switzerland)*	7,264	59,637
US Silica Holdings, Inc.*	7,648	107,378
Valero Energy Corp.	165	23,382
Weatherford International PLC (Ireland)*	2,352	212,456
Williams Cos., Inc. (The)(a)	1,361	45,852
		3,873,998
Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B(a)*	672	235,402
BlackRock, Inc.	99	64,002
Cboe Global Markets, Inc.	476	74,356
CME Group, Inc.(a)	289	57,864
Franklin Resources, Inc.(a)	6,815	167,513
Intercontinental Exchange, Inc.(a)	1,278	140,606
	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial Services — (Continued)
MarketAxess Holdings, Inc.	119	$ 25,423
Nasdaq, Inc.(a)	2,067	100,435
Open Lending Corp., Class A*	2,099	15,365
T Rowe Price Group, Inc.(a)	982	102,982
		983,948
Food, Beverage & Tobacco — 4.8%
Altria Group, Inc.(a)	2,380	100,079
Archer-Daniels-Midland Co.(a)	1,177	88,769
B&G Foods, Inc.	536	5,301
Bunge Ltd. (Bermuda)	240	25,980
Cal-Maine Foods, Inc.(a)	5,220	252,752
Campbell Soup Co.(a)	2,919	119,912
Celsius Holdings, Inc.(a)*	1,286	220,678
Coca-Cola Co. (The)(a)	2,755	154,225
Coca-Cola Consolidated, Inc.	125	79,540
Conagra Brands, Inc.	889	24,376
Constellation Brands, Inc., Class A	199	50,015
Duckhorn Portfolio, Inc. (The)*	2,292	23,516
Freshpet, Inc.*	258	16,997
General Mills, Inc.(a)	4,110	262,999
Hershey Co. (The)(a)	116	23,209
Hormel Foods Corp.(a)	3,494	132,877
Ingredion, Inc.	368	36,211
J M Smucker Co. (The)(a)	3,381	415,559
John B Sanfilippo & Son, Inc.	221	21,835
Kellanova (a)	3,588	213,522
Keurig Dr Pepper, Inc.(a)	3,503	110,590
Kraft Heinz Co. (The)(a)	4,230	142,297
Lancaster Colony Corp.(a)	635	104,794
McCormick & Co., Inc., non-voting shares	336	25,415
Molson Coors Beverage Co., Class B	1,213	77,135
Mondelez International, Inc., Class A(a)	1,371	95,147
Monster Beverage Corp.*	822	43,525
National Beverage Corp.*	87	4,091
PepsiCo, Inc.(a)	423	71,673
Philip Morris International, Inc.	844	78,138
Sovos Brands, Inc.*	655	14,770
TreeHouse Foods, Inc.(a)*	1,224	53,342
		3,089,269
Health Care Equipment & Services — 5.9%
Addus HomeCare Corp.*	312	26,579
Align Technology, Inc.(a)*	1,177	359,362

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Apollo Medical Holdings, Inc.*	183	$ 5,646
Axonics, Inc.(a)*	1,195	67,063
Baxter International, Inc.(a)	2,484	93,746
Cardinal Health, Inc.(a)	462	40,111
Cencora, Inc.	430	77,387
Centene Corp.(a)*	1,214	83,620
Certara, Inc.*	2,429	35,318
CONMED Corp.(a)	1,263	127,374
Cross Country Healthcare, Inc.*	3,063	75,932
CVS Health Corp.(a)	1,494	104,311
DaVita, Inc.(a)*	2,046	193,408
Dexcom, Inc.(a)*	4,569	426,288
Elevance Health, Inc.	179	77,940
Embecta Corp.	792	11,920
Enovis Corp.(a)*	1,729	91,170
Fulgent Genetics, Inc.(a)*	1,257	33,612
GE HealthCare Technologies, Inc.(a)	2,792	189,968
GoodRx Holdings, Inc., Class A*	597	3,361
Haemonetics Corp.(a)*	1,508	135,087
HCA Healthcare, Inc.(a)	447	109,953
HealthEquity, Inc.*	735	53,692
Hologic, Inc.*	969	67,249
Humana, Inc.(a)	236	114,819
IDEXX Laboratories, Inc.*	222	97,074
Integra LifeSciences Holdings Corp.*	723	27,611
Intuitive Surgical, Inc.*	82	23,968
iRhythm Technologies, Inc.*	141	13,291
Laboratory Corp. of America Holdings	374	75,193
Lantheus Holdings, Inc.(a)*	4,850	336,978
McKesson Corp.(a)	45	19,568
Molina Healthcare, Inc.(a)*	64	20,985
NextGen Healthcare, Inc.*	1,432	33,981
Patterson Cos., Inc.	1,119	33,167
Pediatrix Medical Group, Inc.*	564	7,168
PetIQ, Inc.*	2	39
Privia Health Group, Inc.*	3,714	85,422
Progyny, Inc.*	927	31,536
Simulations Plus, Inc.	1	42
Stryker Corp.(a)	317	86,627
Teleflex, Inc.	64	12,570
Tenet Healthcare Corp.*	1,070	70,502
UFP Technologies, Inc.*	393	63,450
	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Universal Health Services, Inc., Class B	290	$ 36,462
Zimmer Biomet Holdings, Inc.(a)	1,234	138,479
		3,819,029
Household & Personal Products — 2.0%
Church & Dwight Co., Inc.	416	38,118
Clorox Co. (The)	740	96,984
Colgate-Palmolive Co.	754	53,617
elf Beauty, Inc.(a)*	4,414	484,790
Kenvue, Inc.(a)	11,485	230,619
Kimberly-Clark Corp.(a)	1,165	140,790
Procter & Gamble Co. (The)(a)	943	137,546
Spectrum Brands Holdings, Inc.(a)	1,545	121,051
		1,303,515
Materials — 5.8%
Alamos Gold, Inc., Class A (Canada)	13,318	150,360
Alpha Metallurgical Resources, Inc.(a)	69	17,921
Amcor PLC (Jersey)	2,694	24,677
ATI, Inc.(a)*	662	27,241
Ball Corp.(a)	1,014	50,477
Berry Global Group, Inc.(a)	3,883	240,397
Carpenter Technology Corp.	508	34,143
CF Industries Holdings, Inc.(a)	1,551	132,983
Cleveland-Cliffs, Inc.(a)*	21,924	342,672
Commercial Metals Co.(a)	4,693	231,881
Dow, Inc.	342	17,634
DuPont de Nemours, Inc.(a)	1,201	89,583
Eagle Materials, Inc.(a)	14	2,331
Eastman Chemical Co.(a)	115	8,823
Ecolab, Inc.(a)	619	104,859
Franco-Nevada Corp. (Canada)	755	100,785
Freeport-McMoRan, Inc.	1,145	42,697
Greif, Inc., Class A	433	28,929
Hawkins, Inc.	109	6,415
HB Fuller Co.	539	36,981
Hudbay Minerals, Inc. (Canada)	843	4,105
Innospec, Inc.	285	29,127
International Flavors & Fragrances, Inc.	911	62,103
International Paper Co.(a)	2,741	97,223
Kinross Gold Corp. (Canada)	21,651	98,729
Linde PLC (Ireland)	384	142,982
Livent Corp.(a)*	10,262	188,923
LSB Industries, Inc.*	1,160	11,867

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
LyondellBasell Industries NV, Class A (Netherlands)	309	$ 29,262
Martin Marietta Materials, Inc.(a)	214	87,843
Materion Corp.	98	9,987
Minerals Technologies, Inc.	522	28,585
Mosaic Co. (The)(a)	1,722	61,303
NewMarket Corp.(a)	261	118,766
Nucor Corp.(a)	1,524	238,277
Olin Corp.(a)	1,902	95,062
Packaging Corp. of America(a)	706	108,406
PPG Industries, Inc.(a)	259	33,618
Quaker Chemical Corp.	362	57,920
Reliance Steel & Aluminum Co.(a)	80	20,978
RPM International, Inc.	411	38,967
Scotts Miracle-Gro Co. (The)	1,344	69,458
SilverCrest Metals, Inc. (Canada)*	508	2,240
Southern Copper Corp.	257	19,350
Steel Dynamics, Inc.(a)	1,131	121,266
Vulcan Materials Co.(a)	516	104,242
Warrior Met Coal, Inc.(a)	1,218	62,215
Westlake Corp.(a)	343	42,762
Wheaton Precious Metals Corp. (Canada)	1,769	71,733
Worthington Industries, Inc.	460	28,437
		3,777,525
Media & Entertainment — 5.3%
Activision Blizzard, Inc.(a)	247	23,127
Alphabet, Inc., Class A(a)*	4,262	557,725
Bumble, Inc., Class A(a)*	4,309	64,290
Cardlytics, Inc.*	90	1,485
Charter Communications, Inc., Class A(a)*	35	15,394
Cinemark Holdings, Inc.(a)*	17,818	326,960
Comcast Corp., Class A(a)	4,093	181,484
Electronic Arts, Inc.(a)	1,437	173,015
Eventbrite, Inc., Class A*	3,384	33,366
Fox Corp., Class A(a)	5,294	165,173
IMAX Corp. (Canada)*	19	367
Interpublic Group of Cos., Inc. (The)	3,635	104,179
Match Group, Inc.*	1,669	65,383
Meta Platforms, Inc., Class A(a)*	2,859	858,300
Netflix, Inc.(a)*	1,018	384,397
New York Times Co. (The), Class A	386	15,903
News Corp., Class A(a)	3,214	64,473
Omnicom Group, Inc.(a)	1,099	81,854
PubMatic, Inc., Class A*	129	1,561
	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Roku, Inc.*	875	$ 61,766
Shutterstock, Inc.(a)	2,389	90,901
Thryv Holdings, Inc.*	165	3,097
Vimeo, Inc.*	4,875	17,257
Walt Disney Co. (The)(a)*	1,207	97,827
Yelp, Inc.*	191	7,944
ZipRecruiter, Inc., Class A*	1,135	13,609
		3,410,837
Pharmaceuticals, Biotechnology & Life Sciences — 5.4%
AbbVie, Inc.	556	82,877
Agilent Technologies, Inc.(a)	3,013	336,914
Akero Therapeutics, Inc.*	333	16,843
Amgen, Inc.	146	39,239
Amphastar Pharmaceuticals, Inc.*	104	4,783
ANI Pharmaceuticals, Inc.*	189	10,973
Ardelyx, Inc.*	16,695	68,116
Biogen, Inc.(a)*	366	94,066
Bio-Rad Laboratories, Inc., Class A*	305	109,327
Bristol-Myers Squibb Co.(a)	2,706	157,056
Cabaletta Bio, Inc.*	192	2,922
Catalyst Pharmaceuticals, Inc.(a)*	6,901	80,673
Collegium Pharmaceutical, Inc.*	1,733	38,733
Cymabay Therapeutics, Inc.*	2,665	39,735
Gilead Sciences, Inc.(a)	2,451	183,678
Halozyme Therapeutics, Inc.*	675	25,785
Harmony Biosciences Holdings, Inc.(a)*	4,486	147,006
Horizon Therapeutics PLC (Ireland)*	336	38,872
Ideaya Biosciences, Inc.*	619	16,701
ImmunoGen, Inc.*	1,355	21,504
Immunovant, Inc.*	226	8,676
Incyte Corp.*	1,698	98,094
Intercept Pharmaceuticals, Inc.*	35	649
IQVIA Holdings, Inc.*	687	135,167
Ironwood Pharmaceuticals, Inc.*	1,580	15,215
Jazz Pharmaceuticals PLC (Ireland)*	1,071	138,630
Johnson & Johnson(a)	1,302	202,787
Ligand Pharmaceuticals, Inc.*	384	23,009
Merck & Co., Inc.(a)	1,258	129,511
Mettler-Toledo International, Inc.(a)*	325	360,123
Mirati Therapeutics, Inc.*	659	28,706
Mirum Pharmaceuticals, Inc.*	265	8,374
Pfizer, Inc.(a)	7,500	248,775
Quanterix Corp.*	558	15,144
Revvity, Inc.(a)	1,439	159,297
Rhythm Pharmaceuticals, Inc.*	1,168	26,776

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
TG Therapeutics, Inc.(a)*	3,362	$ 28,106
Tilray Brands, Inc.(a)*	56,385	134,760
Twist Bioscience Corp.*	1,966	39,831
United Therapeutics Corp.*	193	43,593
Veracyte, Inc.*	1,281	28,605
Viatris, Inc.(a)	9,158	90,298
		3,479,929
Semiconductors & Semiconductor Equipment — 6.4%
Aehr Test Systems*	368	16,818
Allegro MicroSystems, Inc.(a)*	1,900	60,686
Applied Materials, Inc.(a)	3,873	536,217
Axcelis Technologies, Inc.(a)*	586	95,547
Broadcom, Inc.(a)	471	391,203
Credo Technology Group Holding Ltd. (Cayman Islands)*	32	488
Diodes, Inc.*	1,497	118,023
KLA Corp.(a)	664	304,550
Lam Research Corp.(a)	698	437,485
Lattice Semiconductor Corp.(a)*	616	52,933
Microchip Technology, Inc.(a)	2,134	166,559
Monolithic Power Systems, Inc.	188	86,856
NVIDIA Corp.(a)	1,762	766,452
NXP Semiconductors NV (Netherlands)	1,197	239,304
ON Semiconductor Corp.(a)*	2,484	230,888
Photronics, Inc.*	4,208	85,044
Rambus, Inc.(a)*	1,839	102,598
Skyworks Solutions, Inc.(a)	4,935	486,542
		4,178,193
Software & Services — 9.7%
Accenture PLC, Class A (Ireland)	519	159,390
Adobe, Inc.(a)*	504	256,990
Amdocs Ltd. (Guernsey)	908	76,717
ANSYS, Inc.(a)*	181	53,856
Appfolio, Inc., Class A*	92	16,802
Atlassian Corp., Class A*	269	54,206
BlackBerry Ltd. (Canada)*	21,117	99,461
Box, Inc., Class A(a)*	1,967	47,621
Cadence Design Systems, Inc.*	277	64,901
Crowdstrike Holdings, Inc., Class A*	215	35,987
Descartes Systems Group, Inc. (The) (Canada)*	357	26,197
Dolby Laboratories, Inc., Class A	680	53,897
DXC Technology Co.(a)*	1,587	33,057
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Elastic NV (Netherlands)*	2,701	$ 219,429
Fastly, Inc., Class A*	570	10,927
Fortinet, Inc.(a)*	3,130	183,668
Freshworks, Inc., Class A*	2,962	59,003
Gen Digital, Inc.(a)	5,250	92,820
Gitlab, Inc., Class A*	826	37,352
Guidewire Software, Inc.*	1,260	113,400
InterDigital, Inc.(a)	1,745	140,019
International Business Machines Corp.(a)	691	96,947
Intuit, Inc.	105	53,649
Kyndryl Holdings, Inc.*	1,991	30,064
Microsoft Corp.(a)	1,500	473,625
MongoDB, Inc.(a)*	471	162,900
nCino, Inc.*	11	350
NCR Corp.(a)*	9,320	251,360
New Relic, Inc.(a)*	2,864	245,216
Nutanix, Inc., Class A(a)*	4,930	171,958
Okta, Inc.(a)*	2,090	170,356
Oracle Corp.(a)	2,671	282,912
Palo Alto Networks, Inc.(a)*	1,734	406,519
Q2 Holdings, Inc.*	1,169	37,724
Qualys, Inc.(a)*	617	94,123
Rapid7, Inc.*	346	15,840
Salesforce, Inc.(a)*	3,528	715,408
Samsara, Inc., Class A(a)*	6,166	155,445
ServiceNow, Inc.(a)*	705	394,067
Smartsheet, Inc., Class A*	1,175	47,540
SolarWinds Corp.*	291	2,747
Splunk, Inc.(a)*	1,602	234,292
Sprinklr, Inc., Class A*	1,140	15,778
Squarespace, Inc., Class A*	3,021	87,518
Synopsys, Inc.*	147	67,469
Thoughtworks Holding, Inc.*	132	539
Varonis Systems, Inc.*	662	20,217
Verint Systems, Inc.*	628	14,438
VeriSign, Inc.(a)*	557	112,809
Workday, Inc., Class A*	172	36,954
Workiva, Inc.*	358	36,280
Yext, Inc.*	7,008	44,361
		6,315,105
Technology Hardware & Equipment — 6.4%
Amphenol Corp., Class A(a)	965	81,050
Apple, Inc.(a)	3,459	592,215
Arlo Technologies, Inc.*	1,827	18,818
Badger Meter, Inc.	49	7,050

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Bel Fuse, Inc., Class B	320	$ 15,270
CDW Corp.(a)	366	73,844
Cisco Systems, Inc.(a)	7,723	415,188
Crane NXT Co.(a)	679	37,732
ePlus, Inc.*	17	1,080
Extreme Networks, Inc.(a)*	13,955	337,851
F5, Inc.(a)*	311	50,115
Hewlett Packard Enterprise Co.(a)	7,877	136,823
HP, Inc.(a)	7,725	198,532
Insight Enterprises, Inc.(a)*	1,078	156,849
IonQ, Inc.(a)*	978	14,553
IPG Photonics Corp.*	302	30,665
Jabil, Inc.	441	55,958
Juniper Networks, Inc.	2,582	71,754
Keysight Technologies, Inc.(a)*	950	125,694
Napco Security Technologies, Inc.	1,130	25,143
National Instruments Corp.	572	34,103
NetApp, Inc.(a)	1,009	76,563
NetScout Systems, Inc.(a)*	3,336	93,475
OSI Systems, Inc.*	340	40,134
Seagate Technology Holdings PLC (Ireland)	3,616	238,475
Super Micro Computer, Inc.(a)*	3,496	958,673
TE Connectivity Ltd. (Switzerland)	1,022	126,248
Vishay Intertechnology, Inc.(a)	3,872	95,716
Western Digital Corp.*	798	36,413
		4,145,984
Telecommunication Services — 0.6%
Anterix, Inc.*	135	4,236
AT&T, Inc.(a)	6,374	95,737
EchoStar Corp., Class A*	1,226	20,536
IDT Corp., Class B*	5	110
Iridium Communications, Inc.	793	36,074
T-Mobile US, Inc.(a)*	842	117,922
Verizon Communications, Inc.(a)	2,782	90,165
		364,780
Transportation — 2.8%
American Airlines Group, Inc.(a)*	8,953	114,688
ArcBest Corp.(a)	567	57,636
Canadian National Railway Co. (Canada)	1,010	109,413
CH Robinson Worldwide, Inc.(a)	1,908	164,336
CSX Corp.(a)	4,818	148,154
Delta Air Lines, Inc.(a)	6,154	227,698
	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Expeditors International of Washington, Inc.(a)	1,094	$ 125,405
FedEx Corp.(a)	784	207,697
Forward Air Corp.	259	17,804
Hub Group, Inc., Class A*	679	53,329
Kirby Corp.*	663	54,896
Knight-Swift Transportation Holdings, Inc.	606	30,391
Landstar System, Inc.(a)	476	84,223
Norfolk Southern Corp.	224	44,112
Old Dominion Freight Line, Inc.(a)	139	56,870
RXO, Inc.*	970	19,138
Ryder System, Inc.(a)	470	50,267
Saia, Inc.*	33	13,155
SkyWest, Inc.*	1,618	67,859
Spirit Airlines, Inc.	3,716	61,314
Union Pacific Corp.	442	90,005
XPO, Inc.(a)*	512	38,226
		1,836,616
Utilities — 2.0%
ALLETE, Inc.	1,883	99,422
American States Water Co.	301	23,683
American Water Works Co., Inc.	355	43,960
Black Hills Corp.	1,973	99,814
Brookfield Renewable Corp., Class A (Canada)	974	23,318
Clearway Energy, Inc., Class C	1,957	41,410
Consolidated Edison, Inc.(a)	1,012	86,556
Constellation Energy Corp.	293	31,960
DTE Energy Co.	333	33,060
Duke Energy Corp.	729	64,341
Entergy Corp.(a)	1,419	131,257
NextEra Energy, Inc.	93	5,328
NRG Energy, Inc.	825	31,779
Otter Tail Corp.	540	40,997
Pinnacle West Capital Corp.	348	25,641
PNM Resources, Inc.(a)	1,737	77,488

The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
PPL Corp.	1,898	$ 44,717
Vistra Corp.(a)	11,344	376,394
		1,281,125
TOTAL COMMON STOCKS (Cost $56,352,236)		60,650,384
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.5%		4,185,103
NET ASSETS - 100.0%		$ 64,835,487

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
*	Non-income producing.
PLC	Public Limited Company
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
The portfolio matures between August 29, 2025 and July 11, 2028, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The maturity date shown in the table below is the earliest maturity date for the specific entity. The following table represents the individual long and short positions and related values of total return swaps, which represents (69.0)% of net assets as of September 30, 2023:
Total Return Swaps
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
Adient PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	1,431	$ 53,798	$ 52,518	$ 3,175
BorgWarner, Inc.	USFF +0.250%	Weekly	MS	07/08/27	678	25,729	27,371	3,936
Fox Factory Holding Corp.	USFF +0.250%	Weekly	MS	07/11/28	30	2,904	2,972	309
General Motors Co.	USFF +0.250%	Weekly	MS	01/07/27	1,631	53,712	53,774	4,586
Harley-Davidson, Inc.	USFF +0.250%	Weekly	MS	07/11/28	87	3,090	2,876	49
Holley, Inc.	USFF +0.250%	Weekly	MS	07/11/28	192	1,104	958	(54)
Modine Manufacturing Co.	USFF +0.250%	Weekly	MS	07/08/27	195	4,029	8,921	5,226
Patrick Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	57	4,665	4,278	17
Thor Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	383	37,005	36,435	2,494
Visteon Corp.	USFF +0.250%	Weekly	MS	01/07/27	213	30,476	29,409	1,383
					4,897	216,512	219,512	21,121
Capital Goods
3M Co.	USFF +0.250%	Weekly	MS	01/10/28	140	13,822	13,107	608
A. O. Smith Corp.	USFF +0.250%	Weekly	MS	07/08/27	418	26,809	27,642	3,277
Acuity Brands, Inc.	USFF +0.250%	Weekly	MS	01/10/28	174	27,903	29,634	4,184
AECOM	USFF +0.250%	Weekly	MS	07/11/28	247	21,359	20,511	885
Alamo Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	28	4,956	4,840	288
Allegion PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	8	828	834	74
Allison Transmission Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	250	14,201	14,765	1,819
American Woodmark Corp.	USFF +0.250%	Weekly	MS	01/10/28	80	5,888	6,049	648
AMETEK, Inc.	USFF +0.250%	Weekly	MS	01/10/28	197	27,706	29,109	3,810
API Group Corp.	USFF +0.250%	Weekly	MS	01/10/28	229	5,061	5,938	1,652
Apogee Enterprises, Inc.	USFF +0.250%	Weekly	MS	07/11/28	14	670	659	45
Applied Industrial Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	163	23,439	25,201	3,754
Armstrong World Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	49	3,763	3,528	80
Array Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,668	52,312	59,203	11,375
Astec Industries, Inc.	USFF +0.250%	Weekly	MS	07/06/26	12	584	565	30
Axon Enterprise, Inc.	USFF +0.250%	Weekly	MS	07/11/28	401	80,549	79,795	5,916
AZEK Co., Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	818	26,082	24,327	405
Beacon Roofing Supply, Inc.	USFF +0.250%	Weekly	MS	07/11/28	76	5,901	5,865	432
Blue Bird Corp.	USFF +0.250%	Weekly	MS	07/11/28	151	3,149	3,224	336
Boeing Co. (The)	USFF +0.250%	Weekly	MS	07/08/27	659	137,957	126,317	(326)
Boise Cascade Co.	USFF +0.250%	Weekly	MS	07/06/26	193	15,668	19,887	6,106
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Builders FirstSource, Inc.	USFF +0.250%	Weekly	MS	07/08/27	73	$ 4,413	$ 9,088	$ 5,041
CAE, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	4	93	93	8
Carrier Global Corp.	USFF +0.250%	Weekly	MS	01/07/27	460	20,961	25,392	6,333
Caterpillar, Inc.	USFF +0.250%	Weekly	MS	07/08/27	454	117,355	123,942	16,567
Comfort Systems USA, Inc.	USFF +0.250%	Weekly	MS	01/10/28	319	45,698	54,361	12,574
Core & Main, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	792	23,266	22,849	1,510
Crane Co.	USFF +0.250%	Weekly	MS	07/08/27	619	49,664	54,992	9,532
CSW Industrials, Inc.	USFF +0.250%	Weekly	MS	01/10/28	27	4,338	4,731	757
Curtiss-Wright Corp.	USFF +0.250%	Weekly	MS	01/10/28	161	30,021	31,496	4,014
Deere & Co.	USFF +0.250%	Weekly	MS	07/08/27	67	24,737	25,284	2,869
Donaldson Co., Inc.	USFF +0.250%	Weekly	MS	07/08/27	546	33,066	32,563	2,452
Eaton Corp. PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	17	3,598	3,626	326
EMCOR Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	193	39,614	40,605	4,301
Emerson Electric Co.	USFF +0.250%	Weekly	MS	01/10/28	1,512	142,438	146,014	15,793
Encore Wire Corp.	USFF +0.250%	Weekly	MS	01/07/27	207	24,412	37,769	16,130
Enerpac Tool Group Corp.	USFF +0.250%	Weekly	MS	07/08/27	473	11,907	12,501	1,577
EnerSys	USFF +0.250%	Weekly	MS	07/11/28	385	39,709	36,448	103
EnPro Industries, Inc.	USFF +0.250%	Weekly	MS	07/08/27	101	10,394	12,240	2,772
Fastenal Co.	USFF +0.250%	Weekly	MS	01/10/28	328	17,716	17,922	1,896
Fortune Brands Innovations, Inc.	USFF +0.250%	Weekly	MS	07/08/27	858	48,239	53,333	9,561
Gates Industrial Corp. PLC (United Kingdom)	USFF +0.250%	Weekly	MS	01/10/28	962	12,170	11,169	(12)
General Dynamics Corp.	USFF +0.250%	Weekly	MS	01/10/28	203	44,340	44,857	4,337
General Electric Co.	USFF +0.250%	Weekly	MS	01/07/27	426	33,136	47,094	16,755
Gibraltar Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	144	9,596	9,721	920
Gorman-Rupp Co. (The)	USFF +0.250%	Weekly	MS	07/11/28	5	158	165	20
Griffon Corp.	USFF +0.250%	Weekly	MS	01/10/28	713	23,091	28,285	8,321
Hillman Solutions Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,468	12,246	12,111	879
Howmet Aerospace, Inc.	USFF +0.250%	Weekly	MS	07/08/27	513	16,237	23,726	9,592
Hubbell, Inc.	USFF +0.250%	Weekly	MS	01/07/27	40	8,690	12,536	4,733
Hyster-Yale Materials Handling, Inc.	USFF +0.250%	Weekly	MS	07/11/28	14	655	624	26
Illinois Tool Works, Inc.	USFF +0.250%	Weekly	MS	07/08/27	100	21,122	23,031	4,134
ITT, Inc.	USFF +0.250%	Weekly	MS	07/11/28	178	17,408	17,428	1,490
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Johnson Controls International PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	175	$10,151	$ 9,312	$ 61
Kennametal, Inc.	USFF +0.250%	Weekly	MS	01/10/28	658	17,605	16,371	249
L3Harris Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	60	10,149	10,447	1,139
Lincoln Electric Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	17	2,135	3,090	1,187
Lockheed Martin Corp.	USFF +0.250%	Weekly	MS	07/06/26	98	40,771	40,078	3,830
Masco Corp.	USFF +0.250%	Weekly	MS	07/08/27	339	16,564	18,120	3,134
MDU Resources Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	78	1,541	1,527	168
MSC Industrial Direct Co., Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	393	36,998	38,573	4,947
Mueller Industries, Inc.	USFF +0.250%	Weekly	MS	07/06/26	636	38,459	47,802	13,734
NEXTracker, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	128	4,880	5,140	666
Nordson Corp.	USFF +0.250%	Weekly	MS	07/11/28	31	6,948	6,918	510
nVent Electric PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	207	7,646	10,969	4,007
Otis Worldwide Corp.	USFF +0.250%	Weekly	MS	07/08/27	455	35,099	36,541	4,509
PACCAR, Inc.	USFF +0.250%	Weekly	MS	07/08/27	225	15,928	19,130	4,956
Parker-Hannifin Corp.	USFF +0.250%	Weekly	MS	07/11/28	91	36,846	35,446	1,720
Pentair PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	118	7,875	7,641	419
Powell Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	72	5,277	5,969	1,139
Quanex Building Products Corp.	USFF +0.250%	Weekly	MS	07/11/28	27	752	761	72
Quanta Services, Inc.	USFF +0.250%	Weekly	MS	07/11/28	22	4,324	4,116	154
REV Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	16	238	256	38
RTX Corp.	USFF +0.250%	Weekly	MS	07/11/28	133	9,909	9,572	449
Shoals Technologies Group, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	951	19,774	17,356	(870)
Simpson Manufacturing Co., Inc.	USFF +0.250%	Weekly	MS	07/08/27	121	14,981	18,127	4,430
Snap-on, Inc.	USFF +0.250%	Weekly	MS	01/10/28	73	17,940	18,619	2,401
SPX Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	249	19,761	20,269	2,142
Standex International Corp.	USFF +0.250%	Weekly	MS	01/10/28	33	4,686	4,808	516
Stanley Black & Decker, Inc.	USFF +0.250%	Weekly	MS	07/11/28	487	41,569	40,703	2,577
Sterling Infrastructure, Inc.	USFF +0.250%	Weekly	MS	01/10/28	343	17,849	25,204	8,833
Tennant Co.	USFF +0.250%	Weekly	MS	07/11/28	35	2,808	2,595	24
Terex Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,186	60,874	68,337	12,744
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Textron, Inc.	USFF +0.250%	Weekly	MS	01/07/27	439	$ 26,784	$ 34,303	$ 9,860
UFP Industries, Inc.	USFF +0.250%	Weekly	MS	07/08/27	362	28,257	37,069	11,580
Valmont Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	92	25,947	22,099	(2,031)
Veritiv Corp.	USFF +0.250%	Weekly	MS	07/06/26	323	36,616	54,555	21,725
Vertiv Holdings Co.	USFF +0.250%	Weekly	MS	07/11/28	1,807	63,882	67,220	8,629
Wabash National Corp.	USFF +0.250%	Weekly	MS	07/08/27	788	16,875	16,643	1,275
Watts Water Technologies, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	164	26,802	28,342	3,884
WillScot Mobile Mini Holdings Corp.	USFF +0.250%	Weekly	MS	07/08/27	322	14,104	13,392	308
WW Grainger, Inc.	USFF +0.250%	Weekly	MS	07/06/26	80	40,229	55,347	19,107
					31,171	2,178,928	2,349,763	364,931
Commercial & Professional Services
ACV Auctions, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	1,945	29,365	29,525	2,507
Automatic Data Processing, Inc.	USFF +0.250%	Weekly	MS	01/05/26	133	29,205	31,997	5,687
Brady Corp., Class A	USFF +0.250%	Weekly	MS	01/10/28	189	9,724	10,380	1,488
Broadridge Financial Solutions, Inc.	USFF +0.250%	Weekly	MS	07/08/27	253	39,382	45,300	9,712
Concentrix Corp.	USFF +0.250%	Weekly	MS	01/10/28	147	14,671	11,776	(1,617)
Copart, Inc.	USFF +0.250%	Weekly	MS	01/07/27	758	25,160	32,662	9,582
Insperity, Inc.	USFF +0.250%	Weekly	MS	07/08/27	228	25,326	22,253	(880)
Legalzoom.com, Inc.	USFF +0.250%	Weekly	MS	01/10/28	479	5,437	5,240	225
Maximus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4	298	299	48
MillerKnoll, Inc.	USFF +0.250%	Weekly	MS	07/11/28	29	700	709	67
MSA Safety, Inc.	USFF +0.250%	Weekly	MS	07/11/28	30	5,082	4,730	69
Paychex, Inc.	USFF +0.250%	Weekly	MS	07/08/27	402	45,640	46,363	4,831
Republic Services, Inc.	USFF +0.250%	Weekly	MS	01/10/28	485	68,502	69,117	6,681
Robert Half, Inc.	USFF +0.250%	Weekly	MS	07/11/28	63	4,630	4,617	370
Rollins, Inc.	USFF +0.250%	Weekly	MS	01/10/28	467	16,626	17,433	2,378
Science Applications International Corp.	USFF +0.250%	Weekly	MS	07/11/28	236	25,654	24,907	1,378
SS&C Technologies Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	23	1,213	1,208	111
Steelcase, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	46	502	514	56
Tetra Tech, Inc.	USFF +0.250%	Weekly	MS	07/08/27	25	3,215	3,801	1,045
Thomson Reuters Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	30	3,800	3,670	184
TransUnion	USFF +0.250%	Weekly	MS	07/11/28	310	22,894	22,255	1,264
TriNet Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	50	3,553	5,824	2,837
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services — (continued)
TTEC Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	24	$ 639	$ 629	$ 44
Verisk Analytics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	206	38,186	48,665	13,946
					6,562	419,404	443,874	62,013
Consumer Discretionary Distribution & Retail
Abercrombie & Fitch Co., Class A	USFF +0.250%	Weekly	MS	01/10/28	449	19,765	25,310	7,209
Academy Sports & Outdoors, Inc.	USFF +0.250%	Weekly	MS	07/11/28	399	19,243	18,861	1,215
Amazon.com, Inc.	USFF +0.250%	Weekly	MS	08/29/25	695	69,302	88,348	24,785
Arhaus, Inc.	USFF +0.250%	Weekly	MS	01/10/28	518	3,986	4,817	1,162
AutoNation, Inc.	USFF +0.250%	Weekly	MS	08/29/25	60	5,844	9,084	3,724
Bath & Body Works, Inc.	USFF +0.250%	Weekly	MS	01/07/27	305	8,219	10,309	3,076
Best Buy Co., Inc.	USFF +0.250%	Weekly	MS	07/08/27	7	454	486	92
Buckle, Inc. (The)	USFF +0.250%	Weekly	MS	08/29/25	282	7,938	9,416	4,010
CarMax, Inc.	USFF +0.250%	Weekly	MS	07/11/28	66	4,714	4,668	345
Carvana Co.	USFF +0.250%	Weekly	MS	07/11/28	3,856	163,625	161,875	11,372
Designer Brands, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	174	2,097	2,203	281
Dick's Sporting Goods, Inc.	USFF +0.250%	Weekly	MS	07/11/28	142	15,951	15,418	921
Dillard's, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	29	9,192	9,593	1,169
Etsy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	59	4,085	3,810	63
Five Below, Inc.	USFF +0.250%	Weekly	MS	01/10/28	99	17,395	15,929	(138)
Gap, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	4,354	38,739	46,283	11,222
Group 1 Automotive, Inc.	USFF +0.250%	Weekly	MS	07/08/27	20	3,140	5,374	2,576
Home Depot, Inc. (The)	USFF +0.250%	Weekly	MS	01/07/27	57	17,276	17,223	1,545
Kohl's Corp.	USFF +0.250%	Weekly	MS	07/11/28	65	1,381	1,362	96
LKQ Corp.	USFF +0.250%	Weekly	MS	01/05/26	419	21,046	20,745	1,989
Lowe's Cos., Inc.	USFF +0.250%	Weekly	MS	01/07/27	107	19,050	22,239	5,226
Monro, Inc.	USFF +0.250%	Weekly	MS	01/10/28	357	13,092	9,914	(2,021)
Nordstrom, Inc.	USFF +0.250%	Weekly	MS	07/11/28	328	5,515	4,900	(292)
ODP Corp. (The)	USFF +0.250%	Weekly	MS	01/07/27	783	31,307	36,135	7,421
Ollie's Bargain Outlet Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	83	4,912	6,406	1,906
Pool Corp.	USFF +0.250%	Weekly	MS	01/10/28	65	22,756	23,147	2,324
Signet Jewelers Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	57	4,041	4,093	387
Tractor Supply Co.	USFF +0.250%	Weekly	MS	07/11/28	94	20,409	19,087	422
Ulta Beauty, Inc.	USFF +0.250%	Weekly	MS	01/07/27	61	26,023	24,366	499
Urban Outfitters, Inc.	USFF +0.250%	Weekly	MS	07/08/27	896	22,661	29,290	8,498
Valvoline, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,498	89,961	80,536	(2,018)
Williams-Sonoma, Inc.	USFF +0.250%	Weekly	MS	07/11/28	24	3,120	3,730	1,315
					17,408	696,239	734,957	100,381
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel
Carter's, Inc.	USFF +0.250%	Weekly	MS	07/11/28	395	$ 28,522	$ 27,314	$ 1,333
Cavco Industries, Inc.	USFF +0.250%	Weekly	MS	01/07/27	63	13,904	16,737	3,985
Cricut, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	75	746	697	13
DR Horton, Inc.	USFF +0.250%	Weekly	MS	01/07/27	148	12,651	15,906	4,435
Ethan Allen Interiors, Inc.	USFF +0.250%	Weekly	MS	07/11/28	13	384	389	36
Garmin Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	01/10/28	773	80,157	81,320	8,454
G-III Apparel Group Ltd.	USFF +0.250%	Weekly	MS	07/11/28	83	2,017	2,068	218
Hanesbrands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,326	15,007	13,171	(593)
Helen of Troy Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	349	44,634	40,679	(280)
Installed Building Products, Inc.	USFF +0.250%	Weekly	MS	07/11/28	43	5,457	5,370	367
Leggett & Platt, Inc.	USFF +0.250%	Weekly	MS	01/10/28	443	12,941	11,257	(441)
Lululemon Athletica, Inc.	USFF +0.250%	Weekly	MS	07/11/28	92	36,352	35,476	2,135
Malibu Boats, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	93	4,725	4,559	217
Mohawk Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	8	688	686	55
NIKE, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	20	1,918	1,912	76
Polaris, Inc.	USFF +0.250%	Weekly	MS	01/10/28	455	52,520	47,384	(417)
PulteGroup, Inc.	USFF +0.250%	Weekly	MS	01/10/28	401	24,957	29,694	6,942
PVH Corp.	USFF +0.250%	Weekly	MS	07/11/28	129	10,232	9,870	486
Ralph Lauren Corp.	USFF +0.250%	Weekly	MS	01/10/28	201	22,447	23,334	2,961
Skyline Champion Corp.	USFF +0.250%	Weekly	MS	01/05/26	113	5,793	7,200	1,887
Steven Madden Ltd.	USFF +0.250%	Weekly	MS	08/29/25	667	21,121	21,191	2,985
Tapestry, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,306	76,478	66,298	(1,411)
TopBuild Corp.	USFF +0.250%	Weekly	MS	07/11/28	74	19,555	18,618	683
Vista Outdoor, Inc.	USFF +0.250%	Weekly	MS	01/07/27	621	16,996	20,568	5,086
Vizio Holding Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	4	22	22	2
YETI Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	849	39,642	40,939	4,572
					11,744	549,866	542,659	43,786
Consumer Services
Accel Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/11/28	42	460	460	39
ADT, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,456	9,422	8,736	170
Adtalem Global Education, Inc.	USFF +0.250%	Weekly	MS	01/07/27	266	9,718	11,398	2,556
Aramark	USFF +0.250%	Weekly	MS	07/11/28	457	16,227	15,858	975
Booking Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	7	21,446	21,588	1,853
Boyd Gaming Corp.	USFF +0.250%	Weekly	MS	01/10/28	156	10,425	9,489	(48)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Bright Horizons Family Solutions, Inc.	USFF +0.250%	Weekly	MS	07/08/27	75	$ 4,327	$ 6,110	$ 2,653
Brinker International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	676	22,699	21,355	514
Caesars Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/08/27	798	33,834	36,987	5,993
Cheesecake Factory, Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	286	9,639	8,666	(120)
Chipotle Mexican Grill, Inc.	USFF +0.250%	Weekly	MS	01/10/28	8	15,570	14,655	375
Coursera, Inc.	USFF +0.250%	Weekly	MS	07/11/28	31	564	579	62
Darden Restaurants, Inc.	USFF +0.250%	Weekly	MS	01/10/28	61	9,063	8,736	220
Dave & Buster's Entertainment, Inc.	USFF +0.250%	Weekly	MS	07/11/28	106	3,844	3,929	404
Dine Brands Global, Inc.	USFF +0.250%	Weekly	MS	01/10/28	90	5,276	4,451	(343)
DraftKings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	553	17,030	16,280	491
Duolingo, Inc.	USFF +0.250%	Weekly	MS	07/11/28	34	5,339	5,640	743
Frontdoor, Inc.	USFF +0.250%	Weekly	MS	01/10/28	745	23,886	22,790	882
Jack in the Box, Inc.	USFF +0.250%	Weekly	MS	07/11/28	13	888	898	83
Marriott International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	232	42,444	45,602	6,709
McDonald's Corp.	USFF +0.250%	Weekly	MS	01/07/27	214	54,711	56,376	6,848
MGM Resorts International	USFF +0.250%	Weekly	MS	01/07/27	643	26,536	23,637	(718)
Monarch Casino & Resort, Inc.	USFF +0.250%	Weekly	MS	01/05/26	24	1,569	1,490	55
Planet Fitness, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	677	31,812	33,295	4,117
Restaurant Brands International, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	47	3,487	3,131	(158)
Royal Caribbean Cruises Ltd. (Liberia)	USFF +0.250%	Weekly	MS	01/10/28	1,172	97,402	107,988	18,596
Sabre Corp.	USFF +0.250%	Weekly	MS	07/11/28	1,184	5,866	5,316	(71)
Six Flags Entertainment Corp.	USFF +0.250%	Weekly	MS	01/10/28	395	9,105	9,286	949
Starbucks Corp.	USFF +0.250%	Weekly	MS	07/11/28	49	4,498	4,472	350
Wendy's Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	679	14,221	13,858	1,083
Wynn Resorts Ltd.	USFF +0.250%	Weekly	MS	01/10/28	426	41,957	39,367	961
Xponential Fitness, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	269	4,989	4,170	(431)
Yum! Brands, Inc.	USFF +0.250%	Weekly	MS	07/08/27	279	34,638	34,858	3,502
					12,150	592,892	601,451	59,294
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Staples Distribution & Retail
Dollar General Corp.	USFF +0.250%	Weekly	MS	07/11/28	111	$ 12,484	$ 11,744	$ 293
Dollar Tree, Inc.	USFF +0.250%	Weekly	MS	07/11/28	63	6,759	6,706	508
Grocery Outlet Holding Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,051	32,308	30,321	689
Kroger Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	534	24,458	23,897	1,578
Performance Food Group Co.	USFF +0.250%	Weekly	MS	07/11/28	201	12,234	11,831	610
PriceSmart, Inc.	USFF +0.250%	Weekly	MS	07/08/27	93	6,436	6,922	1,083
Sprouts Farmers Market, Inc.	USFF +0.250%	Weekly	MS	07/06/26	172	4,674	7,362	3,075
Sysco Corp.	USFF +0.250%	Weekly	MS	01/10/28	60	4,289	3,963	25
Target Corp.	USFF +0.250%	Weekly	MS	07/11/28	739	90,661	81,711	(1,739)
US Foods Holding Corp.	USFF +0.250%	Weekly	MS	07/08/27	886	29,390	35,174	8,494
Walgreens Boots Alliance, Inc.	USFF +0.250%	Weekly	MS	07/11/28	571	15,074	12,699	(976)
Walmart, Inc.	USFF +0.250%	Weekly	MS	07/11/28	34	5,474	5,438	237
Weis Markets, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2	124	126	13
					4,517	244,365	237,894	13,890
Energy
APA Corp.	USFF +0.250%	Weekly	MS	07/11/28	756	31,900	31,072	1,824
Baker Hughes Co.	USFF +0.250%	Weekly	MS	07/08/27	1,072	32,553	37,863	8,322
Berry Corp.	USFF +0.250%	Weekly	MS	07/11/28	10	84	82	39
ChampionX Corp.	USFF +0.250%	Weekly	MS	01/10/28	342	8,875	12,182	4,210
Chesapeake Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	704	55,817	60,706	10,187
Chevron Corp.	USFF +0.250%	Weekly	MS	07/06/26	286	43,201	48,225	10,658
ConocoPhillips	USFF +0.250%	Weekly	MS	07/08/27	482	51,098	57,744	11,581
CONSOL Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	400	21,907	41,964	21,642
Coterra Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,722	40,406	46,580	10,413
Crescent Point Energy Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	1,043	6,126	8,657	3,088
CVR Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	77	2,058	2,620	1,092
Devon Energy Corp.	USFF +0.250%	Weekly	MS	07/11/28	483	23,085	23,039	1,865
DHT Holdings, Inc. (Marshall Islands)	USFF +0.250%	Weekly	MS	07/08/27	6,007	51,556	61,872	19,711
Dorian LPG Ltd. (Marshall Islands)	USFF +0.250%	Weekly	MS	01/10/28	621	13,863	17,841	6,084
Enbridge, Inc. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	418	14,868	13,873	289
Enerplus Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	1,881	28,165	33,162	7,510
EOG Resources, Inc.	USFF +0.250%	Weekly	MS	07/06/26	281	30,572	35,620	8,151
EQT Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,224	42,754	49,670	10,714
Equitrans Midstream Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,062	10,199	19,321	10,586
Exxon Mobil Corp.	USFF +0.250%	Weekly	MS	01/05/26	373	36,388	43,857	14,297
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
FLEX LNG Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	01/07/27	362	$10,572	$10,918	$2,410
Gulfport Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	123	10,526	14,595	4,957
Helix Energy Solutions Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	980	10,814	10,947	1,028
Helmerich & Payne, Inc.	USFF +0.250%	Weekly	MS	07/11/28	793	33,084	33,433	3,198
HF Sinclair Corp.	USFF +0.250%	Weekly	MS	07/11/28	18	1,046	1,025	66
Imperial Oil Ltd. (Canada)	USFF +0.250%	Weekly	MS	01/05/26	28	1,304	1,725	702
Kinder Morgan, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,507	25,684	24,986	2,609
Liberty Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	563	6,958	10,427	4,511
Marathon Petroleum Corp.	USFF +0.250%	Weekly	MS	07/06/26	163	19,452	24,668	7,279
Murphy Oil Corp.	USFF +0.250%	Weekly	MS	01/10/28	343	11,500	15,555	5,333
Nabors Industries Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	01/10/28	105	12,118	12,930	1,767
Nordic American Tankers Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/08/27	4,385	15,649	18,066	4,848
Occidental Petroleum Corp.	USFF +0.250%	Weekly	MS	08/29/25	503	27,823	32,635	7,577
Par Pacific Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	115	2,427	4,133	1,907
Patterson-UTI Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	57	794	789	40
Pembina Pipeline Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	110	3,751	3,307	(136)
Phillips 66	USFF +0.250%	Weekly	MS	07/06/26	164	16,353	19,705	4,920
Pioneer Natural Resources Co.	USFF +0.250%	Weekly	MS	01/10/28	139	31,354	31,907	3,440
Precision Drilling Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	5	343	336	21
TechnipFMC PLC (United Kingdom)	USFF +0.250%	Weekly	MS	07/08/27	843	12,967	17,147	6,648
TETRA Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	56	359	357	28
Tidewater, Inc.	USFF +0.250%	Weekly	MS	01/10/28	240	10,814	17,057	7,139
Transocean Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/11/28	2,041	16,266	16,757	1,856
US Silica Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,127	27,355	29,863	4,768
Valero Energy Corp.	USFF +0.250%	Weekly	MS	07/11/28	46	6,019	6,519	1,174
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Weatherford International PLC (Ireland)	USFF +0.250%	Weekly	MS	01/07/27	644	$ 46,010	$ 58,173	$ 16,199
Williams Cos., Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	405	14,011	13,644	976
					37,109	920,828	1,077,554	257,528
Financial Services
Berkshire Hathaway, Inc., Class B	USFF +0.250%	Weekly	MS	08/29/25	186	52,863	65,156	16,671
BlackRock, Inc.	USFF +0.250%	Weekly	MS	01/10/28	35	24,943	22,627	272
Cboe Global Markets, Inc.	USFF +0.250%	Weekly	MS	07/08/27	163	20,040	25,462	7,325
CME Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	39	6,657	7,809	2,406
Franklin Resources, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,946	44,924	47,833	9,017
Intercontinental Exchange, Inc.	USFF +0.250%	Weekly	MS	07/08/27	349	32,942	38,397	8,931
MarketAxess Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	31	8,823	6,623	(1,408)
Nasdaq, Inc.	USFF +0.250%	Weekly	MS	08/29/25	535	27,828	25,996	1,188
Open Lending Corp., Class A	USFF +0.250%	Weekly	MS	07/08/27	579	4,240	4,238	343
T Rowe Price Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	268	26,947	28,105	5,049
					4,131	250,207	272,246	49,794
Food, Beverage & Tobacco
Altria Group, Inc.	USFF +0.250%	Weekly	MS	01/05/26	655	28,547	27,543	3,802
Archer-Daniels-Midland Co.	USFF +0.250%	Weekly	MS	01/05/26	317	23,620	23,908	2,534
B&G Foods, Inc.	USFF +0.250%	Weekly	MS	07/11/28	158	1,621	1,563	101
Bunge Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/11/28	63	7,093	6,820	328
Cal-Maine Foods, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,360	68,853	65,851	5,446
Campbell Soup Co.	USFF +0.250%	Weekly	MS	01/10/28	764	36,190	31,385	(2,048)
Celsius Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	327	34,014	56,113	24,860
Coca-Cola Co. (The)	USFF +0.250%	Weekly	MS	08/29/25	806	45,851	45,120	4,660
Coca-Cola Consolidated, Inc.	USFF +0.250%	Weekly	MS	08/29/25	27	14,857	17,181	3,649
Conagra Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	241	7,069	6,608	124
Constellation Brands, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	57	14,780	14,326	613
Duckhorn Portfolio, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	589	7,978	6,043	(1,368)
Freshpet, Inc.	USFF +0.250%	Weekly	MS	07/11/28	67	5,318	4,414	(494)
General Mills, Inc.	USFF +0.250%	Weekly	MS	01/05/26	1,132	74,885	72,437	4,393
Hershey Co. (The)	USFF +0.250%	Weekly	MS	07/11/28	30	7,233	6,002	(566)
Hormel Foods Corp.	USFF +0.250%	Weekly	MS	01/10/28	970	37,468	36,889	2,499
Ingredion, Inc.	USFF +0.250%	Weekly	MS	01/10/28	101	10,699	9,938	241
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
J M Smucker Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	922	$132,696	$113,323	$ (7,903)
John B Sanfilippo & Son, Inc.	USFF +0.250%	Weekly	MS	01/10/28	61	6,697	6,027	1
Kellanova	USFF +0.250%	Weekly	MS	01/05/26	991	62,643	58,974	2,133
Keurig Dr Pepper, Inc.	USFF +0.250%	Weekly	MS	01/07/27	958	33,058	30,244	563
Kraft Heinz Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	1,219	42,314	41,007	2,492
Lancaster Colony Corp.	USFF +0.250%	Weekly	MS	01/10/28	175	34,242	28,880	(2,487)
McCormick & Co., Inc., non-voting shares	USFF +0.250%	Weekly	MS	01/10/28	90	7,681	6,808	(223)
Molson Coors Beverage Co., Class B	USFF +0.250%	Weekly	MS	08/29/25	332	18,669	21,112	4,228
Mondelez International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	380	27,206	26,372	1,387
Monster Beverage Corp.	USFF +0.250%	Weekly	MS	01/10/28	229	13,075	12,126	106
National Beverage Corp.	USFF +0.250%	Weekly	MS	07/11/28	26	1,223	1,223	101
PepsiCo, Inc.	USFF +0.250%	Weekly	MS	07/06/26	123	21,728	20,841	1,556
Philip Morris International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	234	22,667	21,664	1,169
Sovos Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	174	3,920	3,924	329
TreeHouse Foods, Inc.	USFF +0.250%	Weekly	MS	01/05/26	341	13,905	14,861	2,058
					13,919	867,800	839,527	54,284
Health Care Equipment & Services
Addus HomeCare Corp.	USFF +0.250%	Weekly	MS	07/08/27	109	10,278	9,286	(141)
Align Technology, Inc.	USFF +0.250%	Weekly	MS	07/11/28	321	102,149	98,008	4,317
Apollo Medical Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	53	1,859	1,635	(70)
Axonics, Inc.	USFF +0.250%	Weekly	MS	01/10/28	322	18,229	18,071	1,312
Baxter International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	579	24,215	21,851	(472)
Cardinal Health, Inc.	USFF +0.250%	Weekly	MS	07/08/27	70	4,613	6,077	3,454
Cencora, Inc.	USFF +0.250%	Weekly	MS	01/10/28	127	22,750	22,856	1,974
Centene Corp.	USFF +0.250%	Weekly	MS	01/10/28	344	21,937	23,695	3,988
Certara, Inc.	USFF +0.250%	Weekly	MS	01/10/28	663	10,814	9,640	(311)
CONMED Corp.	USFF +0.250%	Weekly	MS	01/10/28	351	40,562	35,398	(1,740)
Cross Country Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/08/27	853	22,643	21,146	259
CVS Health Corp.	USFF +0.250%	Weekly	MS	08/29/25	370	25,329	25,833	3,232
DaVita, Inc.	USFF +0.250%	Weekly	MS	07/08/27	555	52,588	52,464	4,231
Dexcom, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,263	122,287	117,838	4,617
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Elevance Health, Inc.	USFF +0.250%	Weekly	MS	01/10/28	49	$22,298	$21,336	$ 922
Embecta Corp.	USFF +0.250%	Weekly	MS	07/11/28	214	3,578	3,221	(59)
Enovis Corp.	USFF +0.250%	Weekly	MS	07/08/27	486	23,941	25,627	3,684
Fulgent Genetics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	308	17,504	8,236	(7,862)
GE HealthCare Technologies, Inc.	USFF +0.250%	Weekly	MS	01/07/27	765	49,326	52,051	6,373
GoodRx Holdings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	168	942	946	82
Haemonetics Corp.	USFF +0.250%	Weekly	MS	01/10/28	414	35,359	37,086	4,657
HCA Healthcare, Inc.	USFF +0.250%	Weekly	MS	01/07/27	127	25,835	31,239	7,829
HealthEquity, Inc.	USFF +0.250%	Weekly	MS	07/11/28	198	14,218	14,464	1,423
Hologic, Inc.	USFF +0.250%	Weekly	MS	01/10/28	270	20,996	18,738	(531)
Humana, Inc.	USFF +0.250%	Weekly	MS	07/08/27	69	33,410	33,570	3,057
IDEXX Laboratories, Inc.	USFF +0.250%	Weekly	MS	07/08/27	61	27,611	26,673	1,349
Integra LifeSciences Holdings Corp.	USFF +0.250%	Weekly	MS	01/10/28	203	8,101	7,753	279
Intuitive Surgical, Inc.	USFF +0.250%	Weekly	MS	07/11/28	23	6,746	6,723	203
iRhythm Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	40	4,455	3,770	(315)
Laboratory Corp. of America Holdings	USFF +0.250%	Weekly	MS	07/11/28	100	21,013	20,105	854
Lantheus Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,321	75,694	91,783	21,718
McKesson Corp.	USFF +0.250%	Weekly	MS	08/29/25	18	6,655	7,827	2,053
Molina Healthcare, Inc.	USFF +0.250%	Weekly	MS	01/07/27	18	5,080	5,902	1,494
National HealthCare Corp.	USFF +0.250%	Weekly	MS	07/11/28	1	65	64	6
NextGen Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/08/27	387	6,921	9,184	2,836
Patterson Cos., Inc.	USFF +0.250%	Weekly	MS	01/10/28	307	9,883	9,099	(26)
Pediatrix Medical Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	143	1,952	1,818	27
PetIQ, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1	20	20	(1)
Privia Health Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,010	25,065	23,230	241
Progyny, Inc.	USFF +0.250%	Weekly	MS	07/11/28	250	8,666	8,505	557
Stryker Corp.	USFF +0.250%	Weekly	MS	07/11/28	87	24,863	23,774	884
Teleflex, Inc.	USFF +0.250%	Weekly	MS	07/11/28	16	3,308	3,143	109
Tenet Healthcare Corp.	USFF +0.250%	Weekly	MS	07/11/28	299	21,946	19,701	(427)
UFP Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	102	14,949	16,468	2,757
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Universal Health Services, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	79	$ 10,692	$ 9,933	$ (62)
Zimmer Biomet Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	345	41,429	38,716	982
					13,859	1,052,774	1,044,503	79,743
Household & Personal Products
Church & Dwight Co., Inc.	USFF +0.250%	Weekly	MS	07/11/28	109	10,390	9,988	436
Clorox Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	200	29,981	26,212	(1,142)
Colgate-Palmolive Co.	USFF +0.250%	Weekly	MS	01/10/28	204	15,157	14,506	648
elf Beauty, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,183	62,911	129,929	72,223
Kenvue, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3,158	66,862	63,413	1,839
Kimberly-Clark Corp.	USFF +0.250%	Weekly	MS	07/08/27	319	40,107	38,551	2,952
Procter & Gamble Co. (The)	USFF +0.250%	Weekly	MS	07/08/27	261	35,057	38,069	6,436
Spectrum Brands Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	421	30,719	32,985	5,051
					5,855	291,184	353,653	88,443
Materials
Alamos Gold, Inc., Class A (Canada)	USFF +0.250%	Weekly	MS	01/10/28	3,604	39,992	40,689	4,165
Alpha Metallurgical Resources, Inc.	USFF +0.250%	Weekly	MS	01/07/27	9	1,094	2,338	3,027
Amcor PLC (Jersey)	USFF +0.250%	Weekly	MS	07/11/28	763	7,126	6,989	485
ATI, Inc.	USFF +0.250%	Weekly	MS	07/08/27	183	5,236	7,530	2,728
Ball Corp.	USFF +0.250%	Weekly	MS	07/08/27	257	12,937	12,793	1,099
Berry Global Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,075	68,725	66,553	3,689
Carpenter Technology Corp.	USFF +0.250%	Weekly	MS	07/11/28	142	8,810	9,544	1,472
CF Industries Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	387	23,834	33,181	11,520
Cleveland-Cliffs, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5,642	83,886	88,184	10,988
Commercial Metals Co.	USFF +0.250%	Weekly	MS	01/10/28	1,296	65,304	64,035	4,298
Dow, Inc.	USFF +0.250%	Weekly	MS	01/10/28	96	4,805	4,950	698
DuPont de Nemours, Inc.	USFF +0.250%	Weekly	MS	01/07/27	355	23,513	26,479	5,442
Eagle Materials, Inc.	USFF +0.250%	Weekly	MS	01/07/27	4	658	666	129
Eastman Chemical Co.	USFF +0.250%	Weekly	MS	07/08/27	22	1,565	1,688	455
Ecolab, Inc.	USFF +0.250%	Weekly	MS	01/10/28	172	31,049	29,137	738
Franco-Nevada Corp. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	214	25,932	28,567	5,144
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Freeport-McMoRan, Inc.	USFF +0.250%	Weekly	MS	07/11/28	317	$12,499	$11,821	$ 371
Greif, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	112	7,356	7,483	920
Hawkins, Inc.	USFF +0.250%	Weekly	MS	01/10/28	36	1,988	2,119	298
HB Fuller Co.	USFF +0.250%	Weekly	MS	01/10/28	150	10,495	10,292	582
Hudbay Minerals, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/08/27	411	1,628	2,002	544
Innospec, Inc.	USFF +0.250%	Weekly	MS	01/10/28	86	8,607	8,789	913
International Flavors & Fragrances, Inc.	USFF +0.250%	Weekly	MS	07/11/28	244	15,914	16,633	2,225
International Paper Co.	USFF +0.250%	Weekly	MS	07/08/27	749	24,056	26,567	5,748
Kinross Gold Corp. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	6,106	29,047	27,843	1,356
Linde PLC (Ireland)	USFF +0.250%	Weekly	MS	01/05/26	108	35,619	40,214	7,822
Livent Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,854	62,348	52,542	(4,688)
LSB Industries, Inc.	USFF +0.250%	Weekly	MS	01/10/28	289	2,880	2,956	315
LyondellBasell Industries NV, Class A (Netherlands)	USFF +0.250%	Weekly	MS	07/11/28	89	8,618	8,428	(20)
Martin Marietta Materials, Inc.	USFF +0.250%	Weekly	MS	01/07/27	56	21,746	22,987	2,993
Materion Corp.	USFF +0.250%	Weekly	MS	01/10/28	51	5,241	5,197	397
Minerals Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	139	7,899	7,612	373
Mosaic Co. (The)	USFF +0.250%	Weekly	MS	01/07/27	501	20,856	17,836	(1,027)
NewMarket Corp.	USFF +0.250%	Weekly	MS	08/29/25	63	24,419	28,668	6,583
Nucor Corp.	USFF +0.250%	Weekly	MS	01/05/26	432	60,525	67,543	12,725
Olin Corp.	USFF +0.250%	Weekly	MS	07/08/27	522	23,376	26,090	5,064
Packaging Corp. of America	USFF +0.250%	Weekly	MS	07/08/27	195	25,330	29,942	7,352
PPG Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	70	9,933	9,086	(64)
Quaker Chemical Corp.	USFF +0.250%	Weekly	MS	01/10/28	100	18,927	16,000	(1,379)
Reliance Steel & Aluminum Co.	USFF +0.250%	Weekly	MS	01/07/27	22	4,356	5,769	1,881
RPM International, Inc.	USFF +0.250%	Weekly	MS	07/11/28	112	10,644	10,619	855
Scotts Miracle-Gro Co. (The)	USFF +0.250%	Weekly	MS	07/11/28	372	18,958	19,225	2,054
SilverCrest Metals, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	159	745	701	18
Southern Copper Corp.	USFF +0.250%	Weekly	MS	07/11/28	71	5,309	5,346	477
Steel Dynamics, Inc.	USFF +0.250%	Weekly	MS	07/08/27	314	29,804	33,667	6,696
Vulcan Materials Co.	USFF +0.250%	Weekly	MS	01/10/28	143	27,879	28,889	3,383
Warrior Met Coal, Inc.	USFF +0.250%	Weekly	MS	01/07/27	328	11,125	16,754	6,875
Westlake Corp.	USFF +0.250%	Weekly	MS	01/10/28	92	9,826	11,470	2,780
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Wheaton Precious Metals Corp. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	494	$ 20,846	$ 20,032	$ 967
Worthington Industries, Inc.	USFF +0.250%	Weekly	MS	07/11/28	121	8,653	7,480	(427)
					30,129	991,918	1,031,925	131,039
Media & Entertainment
Activision Blizzard, Inc.	USFF +0.250%	Weekly	MS	07/06/26	64	4,735	5,992	1,721
Alphabet, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	1,112	103,845	145,516	50,142
Bumble, Inc., Class A	USFF +0.250%	Weekly	MS	01/07/27	1,159	20,016	17,292	(1,192)
Cardlytics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	24	397	396	32
Charter Communications, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	36	10,999	15,834	5,746
Cinemark Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,368	61,358	98,503	42,340
Comcast Corp., Class A	USFF +0.250%	Weekly	MS	07/08/27	1,113	37,896	49,350	15,309
Electronic Arts, Inc.	USFF +0.250%	Weekly	MS	07/11/28	413	49,692	49,725	4,192
Eventbrite, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	932	8,781	9,190	1,121
Fox Corp., Class A	USFF +0.250%	Weekly	MS	07/08/27	1,464	47,314	45,677	2,705
IMAX Corp. (Canada)	USFF +0.250%	Weekly	MS	07/11/28	10	194	193	16
Interpublic Group of Cos., Inc. (The)	USFF +0.250%	Weekly	MS	07/08/27	994	31,488	28,488	141
Match Group, Inc.	USFF +0.250%	Weekly	MS	07/11/28	469	19,617	18,373	381
Meta Platforms, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	777	100,578	233,263	141,035
Netflix, Inc.	USFF +0.250%	Weekly	MS	01/07/27	281	98,765	106,106	15,520
New York Times Co. (The), Class A	USFF +0.250%	Weekly	MS	07/11/28	109	4,485	4,491	384
News Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	878	14,260	17,613	4,684
Omnicom Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	306	26,525	22,791	(1,306)
PubMatic, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	39	470	472	41
Roku, Inc.	USFF +0.250%	Weekly	MS	07/11/28	240	19,243	16,942	(1,019)
Shutterstock, Inc.	USFF +0.250%	Weekly	MS	01/07/27	651	31,368	24,771	(3,705)
Thryv Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	48	988	901	(5)
Vimeo, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,430	5,738	5,062	(200)
Walt Disney Co. (The)	USFF +0.250%	Weekly	MS	07/11/28	339	27,681	27,476	2,088
Yelp, Inc.	USFF +0.250%	Weekly	MS	07/11/28	55	2,307	2,287	172
ZipRecruiter, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	300	4,592	3,597	(614)
					18,611	733,332	950,301	279,729
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	USFF +0.250%	Weekly	MS	07/11/28	139	$20,510	$20,719	$ 1,920
Agilent Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	811	96,873	90,686	1,692
Akero Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	88	4,365	4,451	447
Allogene Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	24	80	76	3
Amgen, Inc.	USFF +0.250%	Weekly	MS	07/11/28	33	7,625	8,869	2,552
Amphastar Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/08/27	26	743	1,196	552
ANI Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	47	2,890	2,729	78
Ardelyx, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,465	18,695	18,217	1,070
Biogen, Inc.	USFF +0.250%	Weekly	MS	07/11/28	89	24,497	22,874	406
Bio-Rad Laboratories, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	83	29,651	29,751	2,556
Bristol-Myers Squibb Co.	USFF +0.250%	Weekly	MS	07/11/28	744	44,194	43,182	2,648
Cabaletta Bio, Inc.	USFF +0.250%	Weekly	MS	07/11/28	49	787	746	24
Catalyst Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,928	27,196	22,538	(2,405)
Collegium Pharmaceutical, Inc.	USFF +0.250%	Weekly	MS	01/10/28	658	15,252	14,706	717
Cymabay Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	731	10,531	10,899	1,241
Gilead Sciences, Inc.	USFF +0.250%	Weekly	MS	07/11/28	678	50,951	50,809	4,543
Halozyme Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	190	7,367	7,258	497
Harmony Biosciences Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,210	43,810	39,652	(608)
Horizon Therapeutics PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	104	7,862	12,032	4,821
Ideaya Biosciences, Inc.	USFF +0.250%	Weekly	MS	07/11/28	174	4,974	4,695	122
ImmunoGen, Inc.	USFF +0.250%	Weekly	MS	01/10/28	314	1,338	4,983	3,756
Immunovant, Inc.	USFF +0.250%	Weekly	MS	07/11/28	63	2,499	2,419	127
Incyte Corp.	USFF +0.250%	Weekly	MS	07/11/28	465	27,503	26,863	1,638
Intercept Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	10	186	185	15
IQVIA Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	190	39,524	37,383	1,054
Ironwood Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	01/10/28	431	4,415	4,151	36
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Jazz Pharmaceuticals PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	301	$ 39,733	$ 38,961	$ 2,494
Johnson & Johnson	USFF +0.250%	Weekly	MS	07/08/27	356	56,286	55,447	4,350
Ligand Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	01/10/28	101	7,202	6,052	(554)
Merck & Co., Inc.	USFF +0.250%	Weekly	MS	01/10/28	350	37,410	36,033	1,597
Mettler-Toledo International, Inc.	USFF +0.250%	Weekly	MS	01/07/27	91	106,188	100,834	2,416
Mirati Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	188	7,910	8,189	935
Mirum Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	80	2,491	2,528	244
Pfizer, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,061	71,436	68,363	2,796
Quanterix Corp.	USFF +0.250%	Weekly	MS	07/11/28	195	5,011	5,292	697
Revvity, Inc.	USFF +0.250%	Weekly	MS	01/10/28	398	45,214	44,059	2,566
Rhythm Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/11/28	320	8,089	7,336	(83)
TG Therapeutics, Inc.	USFF +0.250%	Weekly	MS	07/08/27	939	7,582	7,850	932
Tilray Brands, Inc.	USFF +0.250%	Weekly	MS	07/11/28	15,870	37,894	37,929	3,070
Twist Bioscience Corp.	USFF +0.250%	Weekly	MS	01/10/28	546	12,238	11,062	(162)
United Therapeutics Corp.	USFF +0.250%	Weekly	MS	07/11/28	51	11,274	11,519	1,222
Veracyte, Inc.	USFF +0.250%	Weekly	MS	07/11/28	328	8,338	7,324	(323)
Viatris, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,550	24,288	25,143	4,050
					38,469	982,902	955,990	55,749
Semiconductors & Semiconductor Equipment
Aehr Test Systems	USFF +0.250%	Weekly	MS	07/11/28	82	3,956	3,747	55
Allegro MicroSystems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	464	16,225	14,820	(61)
Applied Materials, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,206	156,259	166,971	24,261
Axcelis Technologies, Inc.	USFF +0.250%	Weekly	MS	08/29/25	218	21,313	35,545	15,997
Broadcom, Inc.	USFF +0.250%	Weekly	MS	08/29/25	104	76,374	86,380	22,525
Credo Technology Group Holding Ltd. (Cayman Islands)	USFF +0.250%	Weekly	MS	07/11/28	8	122	122	10
Diodes, Inc.	USFF +0.250%	Weekly	MS	07/08/27	397	31,969	31,299	1,902
KLA Corp.	USFF +0.250%	Weekly	MS	07/11/28	188	87,416	86,228	5,834
Lam Research Corp.	USFF +0.250%	Weekly	MS	07/08/27	194	90,817	121,593	38,855
Lattice Semiconductor Corp.	USFF +0.250%	Weekly	MS	01/07/27	174	8,584	14,952	7,871
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
Microchip Technology, Inc.	USFF +0.250%	Weekly	MS	01/07/27	600	$ 37,987	$ 46,830	$ 12,816
Monolithic Power Systems, Inc.	USFF +0.250%	Weekly	MS	07/11/28	52	26,080	24,024	146
NVIDIA Corp.	USFF +0.250%	Weekly	MS	01/10/28	499	215,808	217,060	17,779
NXP Semiconductors NV (Netherlands)	USFF +0.250%	Weekly	MS	07/08/27	335	50,579	66,973	21,569
ON Semiconductor Corp.	USFF +0.250%	Weekly	MS	01/07/27	688	43,605	63,950	23,956
Photronics, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,168	19,889	23,605	5,358
Rambus, Inc.	USFF +0.250%	Weekly	MS	01/05/26	517	26,417	28,843	4,713
Skyworks Solutions, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,362	139,116	134,280	7,355
					8,256	1,052,516	1,167,222	210,941
Software & Services
Accenture PLC, Class A (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	143	44,687	43,917	2,931
Adobe, Inc.	USFF +0.250%	Weekly	MS	07/08/27	116	35,350	59,148	38,863
Amdocs Ltd. (Guernsey)	USFF +0.250%	Weekly	MS	01/10/28	245	22,563	20,700	158
ANSYS, Inc.	USFF +0.250%	Weekly	MS	07/08/27	42	8,539	12,497	5,216
Appfolio, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	26	4,424	4,748	707
Atlassian Corp., Class A	USFF +0.250%	Weekly	MS	07/11/28	81	16,628	16,322	985
BlackBerry Ltd. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	5,843	28,029	27,521	1,686
Box, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	540	13,737	13,073	450
Cadence Design Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	73	15,719	17,104	2,692
Crowdstrike Holdings, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	48	7,975	8,034	710
Descartes Systems Group, Inc. (The) (Canada)	USFF +0.250%	Weekly	MS	01/07/27	95	6,032	6,971	1,439
Dolby Laboratories, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	187	14,882	14,822	1,203
DXC Technology Co.	USFF +0.250%	Weekly	MS	07/08/27	470	12,296	9,790	(1,976)
Elastic NV (Netherlands)	USFF +0.250%	Weekly	MS	07/11/28	734	57,293	59,630	7,081
Fastly, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	154	3,623	2,952	(380)
Fortinet, Inc.	USFF +0.250%	Weekly	MS	07/08/27	887	46,822	52,049	9,105
Freshworks, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	837	18,266	16,673	(126)
Gen Digital, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,440	23,498	25,459	4,236
Gitlab, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	226	11,708	10,220	(566)
Guidewire Software, Inc.	USFF +0.250%	Weekly	MS	07/11/28	346	31,432	31,140	2,311
InterDigital, Inc.	USFF +0.250%	Weekly	MS	07/08/27	479	34,462	38,435	7,422
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
International Business Machines Corp.	USFF +0.250%	Weekly	MS	01/10/28	196	$ 24,499	$ 27,499	$ 5,914
Intuit, Inc.	USFF +0.250%	Weekly	MS	07/11/28	29	15,190	14,817	900
Kyndryl Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	545	8,779	8,230	178
Microsoft Corp.	USFF +0.250%	Weekly	MS	08/29/25	412	95,794	130,089	43,320
MongoDB, Inc.	USFF +0.250%	Weekly	MS	07/11/28	132	51,029	45,654	(1,414)
nCino, Inc.	USFF +0.250%	Weekly	MS	07/11/28	3	97	95	6
NCR Corp.	USFF +0.250%	Weekly	MS	07/08/27	2,540	61,121	68,504	12,444
New Relic, Inc.	USFF +0.250%	Weekly	MS	07/08/27	806	57,817	69,010	15,981
Nutanix, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	1,348	41,963	47,018	8,530
Okta, Inc.	USFF +0.250%	Weekly	MS	07/11/28	572	48,128	46,624	2,482
Oracle Corp.	USFF +0.250%	Weekly	MS	07/11/28	729	81,848	77,216	2,146
Palo Alto Networks, Inc.	USFF +0.250%	Weekly	MS	01/10/28	518	107,992	121,440	22,465
Q2 Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	315	9,708	10,165	1,247
Qualys, Inc.	USFF +0.250%	Weekly	MS	07/08/27	170	18,139	25,934	9,297
Rapid7, Inc.	USFF +0.250%	Weekly	MS	07/11/28	94	4,525	4,303	148
Salesforce, Inc.	USFF +0.250%	Weekly	MS	07/08/27	913	171,208	185,138	28,108
Samsara, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	1,676	42,278	42,252	3,125
ServiceNow, Inc.	USFF +0.250%	Weekly	MS	07/08/27	196	75,223	109,556	40,524
Smartsheet, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	322	13,471	13,028	673
SolarWinds Corp.	USFF +0.250%	Weekly	MS	07/11/28	120	1,264	1,133	(26)
Splunk, Inc.	USFF +0.250%	Weekly	MS	07/08/27	442	47,891	64,643	22,317
Sprinklr, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	292	3,791	4,041	565
Squarespace, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	826	23,918	23,929	1,969
Synopsys, Inc.	USFF +0.250%	Weekly	MS	07/11/28	41	17,516	18,818	2,789
Thoughtworks Holding, Inc.	USFF +0.250%	Weekly	MS	07/11/28	34	144	139	7
Varonis Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	180	4,632	5,497	1,254
Verint Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	165	5,664	3,793	(1,402)
VeriSign, Inc.	USFF +0.250%	Weekly	MS	01/07/27	154	29,962	31,190	3,678
Workday, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	51	12,605	10,957	(843)
Workiva, Inc.	USFF +0.250%	Weekly	MS	07/11/28	100	11,061	10,134	(39)
Yext, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,892	16,723	11,976	(3,440)
					28,825	1,561,945	1,724,027	307,050
Technology Hardware & Equipment
Amphenol Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	248	20,460	20,830	2,130
Apple, Inc.	USFF +0.250%	Weekly	MS	07/08/27	680	93,650	116,423	30,969
Arlo Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	501	5,003	5,160	572
Badger Meter, Inc.	USFF +0.250%	Weekly	MS	07/11/28	14	2,117	2,014	72
Bel Fuse, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	132	6,618	6,299	229
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
CDW Corp.	USFF +0.250%	Weekly	MS	01/07/27	95	$ 15,771	$ 19,167	$ 4,859
Cisco Systems, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,923	87,517	103,380	24,523
Crane NXT Co.	USFF +0.250%	Weekly	MS	07/08/27	182	7,661	10,114	3,200
ePlus, Inc.	USFF +0.250%	Weekly	MS	07/11/28	5	311	318	7
Extreme Networks, Inc.	USFF +0.250%	Weekly	MS	01/05/26	3,814	97,715	92,337	2,713
F5, Inc.	USFF +0.250%	Weekly	MS	07/08/27	90	12,405	14,503	3,137
Hewlett Packard Enterprise Co.	USFF +0.250%	Weekly	MS	01/07/27	2,214	30,425	38,457	11,760
HP, Inc.	USFF +0.250%	Weekly	MS	08/29/25	2,120	59,407	54,484	1,066
Insight Enterprises, Inc.	USFF +0.250%	Weekly	MS	01/10/28	303	38,971	44,087	8,349
IonQ, Inc.	USFF +0.250%	Weekly	MS	07/08/27	234	1,242	3,482	3,134
IPG Photonics Corp.	USFF +0.250%	Weekly	MS	01/10/28	84	9,393	8,529	(113)
Jabil, Inc.	USFF +0.250%	Weekly	MS	01/10/28	128	13,266	16,242	4,156
Juniper Networks, Inc.	USFF +0.250%	Weekly	MS	07/11/28	720	20,076	20,009	1,752
Keysight Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	261	35,630	34,533	1,677
Napco Security Technologies, Inc.	USFF +0.250%	Weekly	MS	01/10/28	326	9,608	7,254	(1,533)
National Instruments Corp.	USFF +0.250%	Weekly	MS	07/11/28	169	9,962	10,076	989
NetApp, Inc.	USFF +0.250%	Weekly	MS	01/07/27	293	19,493	22,233	4,647
NetScout Systems, Inc.	USFF +0.250%	Weekly	MS	01/07/27	898	27,897	25,162	(538)
OSI Systems, Inc.	USFF +0.250%	Weekly	MS	01/10/28	110	12,970	12,984	1,085
Seagate Technology Holdings PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	1,004	63,283	66,214	9,031
Super Micro Computer, Inc.	USFF +0.250%	Weekly	MS	01/10/28	980	88,156	268,736	188,020
TE Connectivity Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/11/28	278	35,506	34,341	1,820
Vishay Intertechnology, Inc.	USFF +0.250%	Weekly	MS	07/06/26	1,063	26,366	26,277	2,256
Western Digital Corp.	USFF +0.250%	Weekly	MS	07/11/28	215	9,556	9,810	1,046
					19,084	860,435	1,093,455	311,015
Telecommunication Services
Anterix, Inc.	USFF +0.250%	Weekly	MS	07/11/28	35	1,142	1,098	51
AT&T, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,814	27,674	27,246	2,954
EchoStar Corp., Class A	USFF +0.250%	Weekly	MS	08/29/25	1,131	30,007	18,944	(8,579)
IDT Corp., Class B	USFF +0.250%	Weekly	MS	07/11/28	5	111	110	8
Iridium Communications, Inc.	USFF +0.250%	Weekly	MS	08/29/25	212	12,626	9,644	(1,981)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Telecommunication Services — (continued)
T-Mobile US, Inc.	USFF +0.250%	Weekly	MS	01/10/28	255	$ 33,092	$ 35,713	$ 5,401
Verizon Communications, Inc.	USFF +0.250%	Weekly	MS	01/10/28	776	26,811	25,150	1,366
					4,228	131,463	117,905	(780)
Transportation
American Airlines Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,359	31,071	30,219	1,620
ArcBest Corp.	USFF +0.250%	Weekly	MS	08/29/25	164	12,927	16,671	5,282
Canadian National Railway Co. (Canada)	USFF +0.250%	Weekly	MS	01/10/28	253	29,048	27,407	234
CH Robinson Worldwide, Inc.	USFF +0.250%	Weekly	MS	07/08/27	508	48,884	43,754	(901)
CSX Corp.	USFF +0.250%	Weekly	MS	07/08/27	1,341	39,603	41,236	4,993
Delta Air Lines, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,689	73,506	62,493	(4,926)
Expeditors International of Washington, Inc.	USFF +0.250%	Weekly	MS	01/07/27	262	26,352	30,033	6,144
FedEx Corp.	USFF +0.250%	Weekly	MS	01/10/28	225	58,467	59,607	6,164
Forward Air Corp.	USFF +0.250%	Weekly	MS	01/07/27	74	6,156	5,087	(557)
Hub Group, Inc., Class A	USFF +0.250%	Weekly	MS	01/05/26	186	14,464	14,608	1,340
Kirby Corp.	USFF +0.250%	Weekly	MS	07/11/28	179	14,742	14,821	1,300
Knight-Swift Transportation Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	165	8,273	8,275	687
Landstar System, Inc.	USFF +0.250%	Weekly	MS	07/08/27	132	21,980	23,356	3,399
Norfolk Southern Corp.	USFF +0.250%	Weekly	MS	07/11/28	61	12,624	12,013	421
Old Dominion Freight Line, Inc.	USFF +0.250%	Weekly	MS	07/08/27	38	13,517	15,547	3,181
RXO, Inc.	USFF +0.250%	Weekly	MS	01/10/28	262	4,748	5,169	860
Ryder System, Inc.	USFF +0.250%	Weekly	MS	07/08/27	134	10,999	14,331	4,571
Saia, Inc.	USFF +0.250%	Weekly	MS	07/11/28	10	3,896	3,987	429
SkyWest, Inc.	USFF +0.250%	Weekly	MS	07/11/28	444	18,605	18,621	1,553
Spirit Airlines, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,017	15,985	16,781	2,437
Union Pacific Corp.	USFF +0.250%	Weekly	MS	07/11/28	120	25,243	24,436	1,283
XPO, Inc.	USFF +0.250%	Weekly	MS	01/10/28	142	4,039	10,602	7,505
					9,765	495,129	499,054	47,019
Utilities
ALLETE, Inc.	USFF +0.250%	Weekly	MS	01/10/28	551	32,466	29,093	(347)
American States Water Co.	USFF +0.250%	Weekly	MS	01/10/28	79	6,755	6,216	30
American Water Works Co., Inc.	USFF +0.250%	Weekly	MS	01/10/28	90	12,732	11,145	(472)
Black Hills Corp.	USFF +0.250%	Weekly	MS	01/10/28	550	31,237	27,825	(694)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
Brookfield Renewable Corp., Class A (Canada)	USFF +0.250%	Weekly	MS	01/10/28	261	$ 8,079	$ 6,248	$ (1,268)
Clearway Energy, Inc., Class C	USFF +0.250%	Weekly	MS	07/11/28	531	12,935	11,236	(494)
Consolidated Edison, Inc.	USFF +0.250%	Weekly	MS	01/10/28	276	25,268	23,606	598
Constellation Energy Corp.	USFF +0.250%	Weekly	MS	07/11/28	79	8,718	8,617	621
DTE Energy Co.	USFF +0.250%	Weekly	MS	07/11/28	90	9,626	8,935	180
Duke Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	203	18,983	17,917	660
Entergy Corp.	USFF +0.250%	Weekly	MS	01/10/28	398	39,201	36,815	1,252
NextEra Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	24	1,395	1,375	95
NRG Energy, Inc.	USFF +0.250%	Weekly	MS	07/11/28	224	8,588	8,628	752
Otter Tail Corp.	USFF +0.250%	Weekly	MS	01/07/27	151	10,158	11,464	2,316
Pinnacle West Capital Corp.	USFF +0.250%	Weekly	MS	01/10/28	94	7,360	6,926	191
PNM Resources, Inc.	USFF +0.250%	Weekly	MS	01/10/28	473	21,682	21,101	1,283
PPL Corp.	USFF +0.250%	Weekly	MS	07/11/28	516	12,912	12,157	366
Vistra Corp.	USFF +0.250%	Weekly	MS	01/10/28	3,108	89,203	103,123	22,121
					7,698	357,298	352,427	27,190

Total Reference Entity — Long						15,447,937	16,609,899	2,564,160
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Short
Automobiles & Components
Dana, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,010)	$ (15,751)	$ (14,817)	$ 700
Ford Motor Co.	USFF -0.250%	Weekly	MS	07/11/28	(20,888)	(261,606)	(259,429)	1,069
Gentherm, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(900)	(61,519)	(48,834)	12,524
LCI Industries	USFF -0.250%	Weekly	MS	01/05/26	(1,131)	(141,273)	(132,802)	5,297
Lear Corp.	USFF -0.250%	Weekly	MS	01/10/28	(498)	(73,162)	(66,832)	5,936
Lucid Group, Inc.	USFF -6.230%	Weekly	MS	01/10/28	(51,210)	(314,786)	(286,264)	27,034
Luminar Technologies, Inc.	USFF -8.062%	Weekly	MS	01/07/27	(14,985)	(92,396)	(68,182)	23,831
Magna International, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(10,721)	(608,605)	(574,753)	28,892
Mobileye Global, Inc., Class A	USFF -0.580%	Weekly	MS	07/11/28	(1,996)	(75,110)	(82,934)	(8,648)
Rivian Automotive, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,766)	(100,725)	(115,718)	(19,342)
Standard Motor Products, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(542)	(22,933)	(18,222)	3,954
Tesla, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(515)	(134,545)	(128,863)	4,947
Winnebago Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(641)	(40,379)	(38,107)	1,764
					(109,803)	(1,942,790)	(1,835,757)	87,958
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods
3D Systems Corp.	USFF -0.244%	Weekly	MS	01/07/27	(14,643)	$(135,037)	$ (71,897)	$ 62,579
AAR Corp.	USFF -0.250%	Weekly	MS	07/11/28	(51)	(3,078)	(3,036)	29
AerSale Corp.	USFF -0.580%	Weekly	MS	07/11/28	(1,086)	(16,252)	(16,225)	(40)
AGCO Corp.	USFF -0.250%	Weekly	MS	07/11/28	(126)	(15,951)	(14,903)	982
Albany International Corp., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,236)	(114,790)	(106,642)	7,159
Ameresco, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(3,263)	(164,139)	(125,821)	37,637
Argan, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(31)	(1,405)	(1,411)	(12)
ATS Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(20)	(862)	(852)	6
AZZ, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(296)	(12,760)	(13,492)	(1,029)
Ballard Power Systems, Inc. (Canada)	USFF -1.374%	Weekly	MS	01/05/26	(28,715)	(256,695)	(105,384)	150,247
Bloom Energy Corp., Class A	USFF -0.580%	Weekly	MS	01/10/28	(4,767)	(78,287)	(63,210)	14,752
Cadre Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(633)	(16,825)	(16,869)	(322)
ChargePoint Holdings, Inc.	USFF -22.113%	Weekly	MS	01/10/28	(11,506)	(98,403)	(57,185)	40,810
Chart Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(393)	(63,921)	(66,464)	(2,875)
Construction Partners, Inc., Class A	USFF -0.250%	Weekly	MS	08/29/25	(1,661)	(49,670)	(60,726)	(11,476)
Cummins, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,958)	(953,957)	(904,245)	39,121
Dover Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,552)	(222,718)	(216,520)	5,274
Ducommun, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(197)	(8,742)	(8,571)	135
Dycom Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(273)	(28,489)	(24,297)	4,313
Energy Recovery, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,855)	(45,525)	(39,345)	5,992
Enovix Corp.	USFF -0.880%	Weekly	MS	01/10/28	(5,472)	(88,878)	(68,674)	19,836
Federal Signal Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,266)	(76,347)	(75,618)	351
Flowserve Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,897)	(68,347)	(75,444)	(10,138)
FuelCell Energy, Inc.	USFF -2.241%	Weekly	MS	01/10/28	(20,111)	(45,193)	(25,742)	19,264
GATX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(853)	(102,251)	(92,832)	8,590
Generac Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(4,498)	(545,689)	(490,102)	53,323
GrafTech International Ltd.	USFF -0.265%	Weekly	MS	07/08/27	(16,602)	(82,979)	(63,586)	18,819
Granite Construction, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,772)	(69,599)	(67,371)	1,614
Hayward Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,826)	(87,532)	(96,247)	(9,751)
Helios Technologies, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(950)	(58,323)	(52,706)	5,303
Herc Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,169)	(312,716)	(257,981)	46,193
Hexcel Corp.	USFF -0.250%	Weekly	MS	07/11/28	(3,144)	(221,820)	(204,800)	16,102
Hillenbrand, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,059)	(98,659)	(87,116)	9,628
Hudson Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(215)	(2,811)	(2,860)	(60)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
IDEX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(453)	$(101,836)	$ (94,233)	$ 7,836
JELD-WEN Holding, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(7,214)	(147,692)	(96,379)	50,923
John Bean Technologies Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,159)	(119,109)	(121,857)	(3,607)
Kadant, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(86)	(19,047)	(19,397)	(429)
Kratos Defense & Security Solutions, Inc.	USFF -0.250%	Weekly	MS	08/29/25	(6,011)	(121,591)	(90,285)	30,765
Lennox International, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(706)	(265,335)	(264,355)	(1,351)
Masonite International Corp. (Canada)	USFF -0.250%	Weekly	MS	07/06/26	(476)	(49,143)	(44,373)	4,539
MasTec, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,139)	(106,798)	(81,974)	24,381
Mercury Systems, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(4,063)	(254,280)	(150,697)	103,313
Middleby Corp. (The)	USFF -0.250%	Weekly	MS	07/11/28	(174)	(25,142)	(22,272)	3,169
Moog, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,142)	(122,056)	(129,000)	(7,670)
MRC Global, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(6,018)	(62,758)	(61,685)	814
Mueller Water Products, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(6,335)	(76,851)	(80,328)	(5,708)
MYR Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(130)	(17,888)	(17,519)	295
NOW, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,813)	(21,054)	(21,520)	(567)
Oshkosh Corp.	USFF -0.250%	Weekly	MS	07/08/27	(295)	(25,878)	(28,152)	(3,363)
PGT Innovations, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,801)	(49,080)	(49,978)	(1,101)
Plug Power, Inc.	USFF -2.080%	Weekly	MS	01/10/28	(8,724)	(108,074)	(66,302)	41,323
Primoris Services Corp.	USFF -0.250%	Weekly	MS	07/06/26	(3,050)	(79,169)	(99,826)	(22,567)
RBC Bearings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(76)	(17,863)	(17,794)	(5)
Regal Rexnord Corp.	USFF -0.250%	Weekly	MS	01/10/28	(995)	(153,173)	(142,166)	10,470
Resideo Technologies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,578)	(55,971)	(40,732)	15,007
Rocket Lab USA, Inc.	USFF -0.259%	Weekly	MS	07/11/28	(7,838)	(36,226)	(34,330)	1,745
Rush Enterprises, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(1,079)	(39,258)	(44,056)	(5,406)
Sensata Technologies Holding PLC (United Kingdom)	USFF -0.250%	Weekly	MS	07/11/28	(815)	(30,893)	(30,823)	(58)
SiteOne Landscape Supply, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(590)	(94,687)	(96,435)	(2,298)
Spirit AeroSystems Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(22,012)	(441,403)	(355,274)	84,288
Stem, Inc.	USFF -9.352%	Weekly	MS	07/08/27	(14,308)	(97,855)	(60,666)	36,784
Sunrun, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,630)	(81,989)	(45,593)	36,056
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Titan International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(283)	$ (3,687)	$ (3,801)	$ (129)
Titan Machinery, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,903)	(58,284)	(50,582)	7,461
Trane Technologies PLC (Ireland)	USFF -0.250%	Weekly	MS	07/11/28	(1,471)	(304,267)	(298,481)	4,410
TransDigm Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(36)	(30,750)	(30,353)	228
Trex Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,791)	(101,618)	(110,379)	(10,095)
Trinity Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(583)	(14,010)	(14,196)	(486)
Triumph Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,751)	(15,885)	(13,413)	2,424
United Rentals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(104)	(48,350)	(46,235)	1,761
Vicor Corp.	USFF -0.250%	Weekly	MS	08/29/25	(583)	(65,173)	(34,333)	31,118
Watsco, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(187)	(67,384)	(70,634)	(3,529)
WESCO International, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(809)	(140,216)	(116,350)	23,870
Woodward, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(158)	(18,885)	(19,633)	(1,311)
Xometry, Inc., Class A	USFF -0.580%	Weekly	MS	07/08/27	(2,200)	(66,192)	(37,356)	28,562
Xylem, Inc.	USFF +0.250%	Weekly	MS	07/08/27	(7,990)	(813,372)	(727,330)	80,540
Zurn Elkay Water Solutions Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,032)	(24,708)	(28,917)	(4,690)
					(269,687)	(8,743,530)	(7,588,168)	1,090,068
Commercial & Professional Services
ABM Industries, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(2,370)	(106,607)	(94,824)	10,170
Alight, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(8,805)	(79,104)	(62,427)	16,387
ASGN, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(286)	(23,332)	(23,360)	(125)
Booz Allen Hamilton Holding Corp.	USFF -0.250%	Weekly	MS	07/11/28	(242)	(29,600)	(26,443)	2,938
BrightView Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(188)	(2,759)	(1,457)	1,455
Casella Waste Systems, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,742)	(141,343)	(132,915)	7,842
CBIZ, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(720)	(38,965)	(37,368)	1,436
CECO Environmental Corp.	USFF -0.250%	Weekly	MS	07/11/28	(94)	(1,520)	(1,501)	13
Ceridian HCM Holding, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(334)	(23,705)	(22,662)	888
Cintas Corp.	USFF -0.250%	Weekly	MS	01/07/27	(30)	(15,603)	(14,430)	2,240
Clarivate PLC (Jersey)	USFF -0.250%	Weekly	MS	07/11/28	(8,724)	(62,637)	(58,538)	3,848
Conduent, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(5,673)	(28,814)	(19,742)	8,953
CSG Systems International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(832)	(49,525)	(42,532)	5,934
Driven Brands Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(3,779)	(111,440)	(47,578)	63,801
Equifax, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,001)	(208,823)	(183,363)	24,275
Exponent, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,588)	(143,426)	(135,933)	6,502
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Commercial & Professional Services — (continued)
FTI Consulting, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(2,209)	$ (411,415)	$ (394,108)	$ 15,600
Healthcare Services Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,450)	(28,916)	(25,554)	3,243
Heritage-Crystal Clean, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(511)	(23,111)	(23,174)	(158)
HNI Corp.	USFF -0.250%	Weekly	MS	07/08/27	(704)	(23,100)	(24,380)	(1,537)
Huron Consulting Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(374)	(31,131)	(38,956)	(8,023)
ICF International, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(229)	(24,884)	(27,665)	(3,142)
Jacobs Solutions, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(376)	(50,575)	(51,324)	(1,291)
Kforce, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(790)	(47,204)	(47,131)	(528)
Korn Ferry	USFF -0.250%	Weekly	MS	07/11/28	(134)	(6,354)	(6,357)	(29)
Leidos Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(585)	(54,099)	(53,914)	(407)
Li-Cycle Holdings Corp. (Canada)	USFF -5.405%	Weekly	MS	01/10/28	(5,355)	(25,919)	(19,010)	6,802
Montrose Environmental Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(583)	(24,376)	(17,059)	7,216
Parsons Corp.	USFF -0.250%	Weekly	MS	01/10/28	(396)	(18,379)	(21,523)	(3,253)
Paycom Software, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(193)	(62,138)	(50,039)	12,115
Paycor HCM, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(833)	(18,741)	(19,017)	(377)
Paylocity Holding Corp.	USFF -0.250%	Weekly	MS	07/11/28	(569)	(124,805)	(103,387)	21,139
Planet Labs PBC	USFF -0.264%	Weekly	MS	07/11/28	(1,741)	(4,645)	(4,527)	99
RB Global, Inc. (Canada)	USFF +0.250%	Weekly	MS	01/05/26	(4,880)	(279,402)	(305,000)	(30,076)
Sterling Check Corp.	USFF -0.250%	Weekly	MS	07/08/27	(39)	(848)	(492)	366
TaskUS, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(367)	(14,398)	(3,809)	10,529
UniFirst Corp.	USFF -0.250%	Weekly	MS	07/06/26	(397)	(70,756)	(64,715)	5,236
Upwork, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,821)	(83,781)	(20,687)	68,520
Verra Mobility Corp.	USFF -0.250%	Weekly	MS	07/11/28	(5,939)	(111,777)	(111,059)	254
Waste Management, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(988)	(157,625)	(150,611)	6,625
					(68,871)	(2,765,582)	(2,488,571)	265,480
Consumer Discretionary Distribution & Retail
Advance Auto Parts, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(11,582)	(907,965)	(647,781)	252,082
American Eagle Outfitters, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,839)	(115,832)	(113,596)	1,687
America's Car-Mart, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(9)	(820)	(819)	(2)
Asbury Automotive Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(212)	(44,990)	(48,775)	(3,971)
AutoZone, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(7)	(18,284)	(17,780)	1,119
Boot Barn Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(858)	(79,437)	(69,661)	9,730
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Discretionary Distribution & Retail — (continued)
Caleres, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,336)	$ (88,250)	$ (95,943)	$ (9,042)
Camping World Holdings, Inc., Class A	USFF -0.730%	Weekly	MS	01/10/28	(373)	(11,715)	(7,613)	3,962
Chewy, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(23,200)	(491,077)	(423,632)	65,407
Chico's FAS, Inc.	USFF -0.256%	Weekly	MS	07/11/28	(269)	(2,014)	(2,012)	(7)
Foot Locker, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,811)	(127,545)	(66,121)	58,853
Genuine Parts Co.	USFF -0.250%	Weekly	MS	07/11/28	(571)	(88,912)	(82,441)	5,787
Guess?, Inc.	USFF -0.680%	Weekly	MS	07/11/28	(885)	(20,800)	(19,151)	1,453
Leslie's, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(9,237)	(115,512)	(52,281)	62,716
MarineMax, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,032)	(59,512)	(66,690)	(7,425)
Murphy USA, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(690)	(229,764)	(235,794)	(7,044)
National Vision Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(5,854)	(168,695)	(94,718)	73,425
O'Reilly Automotive, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(51)	(46,759)	(46,352)	220
Penske Automotive Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	(1,239)	(208,914)	(206,987)	421
Petco Health & Wellness Co., Inc.	USFF -0.256%	Weekly	MS	07/06/26	(4,283)	(87,738)	(17,517)	79,164
RH	USFF -0.250%	Weekly	MS	01/10/28	(145)	(38,308)	(38,332)	(351)
Sally Beauty Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(280)	(5,893)	(2,346)	3,522
Shoe Carnival, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,014)	(24,947)	(24,366)	472
Victoria's Secret & Co.	USFF -0.250%	Weekly	MS	07/08/27	(3,741)	(151,489)	(62,400)	88,461
					(80,518)	(3,135,172)	(2,443,108)	680,639
Consumer Durables & Apparel
Acushnet Holdings Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,686)	(84,910)	(89,425)	(6,311)
BRP, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/07/27	(282)	(20,823)	(21,393)	(829)
Brunswick Corp.	USFF -0.250%	Weekly	MS	07/11/28	(23)	(1,818)	(1,817)	(6)
Capri Holdings Ltd. (British Virgin Islands)	USFF -0.250%	Weekly	MS	07/11/28	(1,928)	(101,618)	(101,432)	(251)
Columbia Sportswear Co.	USFF -0.250%	Weekly	MS	07/08/27	(540)	(47,250)	(40,014)	6,679
Figs, Inc., Class A	USFF -0.250%	Weekly	MS	07/06/26	(6,185)	(82,839)	(36,492)	46,004
Gildan Activewear, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(5,795)	(172,780)	(162,318)	8,721
Green Brick Partners, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(306)	(12,955)	(12,702)	199
Hasbro, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,650)	(119,428)	(109,131)	11,193
Levi Strauss & Co., Class A	USFF -0.250%	Weekly	MS	01/10/28	(16,978)	(261,030)	(230,561)	26,102
LGI Homes, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(218)	(23,784)	(21,689)	2,005
Mattel, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(788)	(16,926)	(17,360)	(504)
Newell Brands, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,153)	(84,134)	(55,562)	25,382
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Oxford Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(268)	$ (30,765)	$ (25,763)	$ 4,622
Peloton Interactive, Inc., Class A	USFF -0.242%	Weekly	MS	07/11/28	(6,829)	(32,002)	(34,486)	(2,617)
Sonos, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(17,294)	(260,468)	(223,266)	36,122
Topgolf Callaway Brands Corp.	USFF -0.250%	Weekly	MS	01/05/26	(7,316)	(198,016)	(101,253)	95,941
Tri Pointe Homes, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(160)	(4,406)	(4,376)	12
Under Armour, Inc., Class C	USFF -0.250%	Weekly	MS	07/11/28	(19,998)	(135,381)	(127,587)	7,233
VF Corp.	USFF -0.250%	Weekly	MS	07/08/27	(5,292)	(158,874)	(93,510)	63,421
Whirlpool Corp.	USFF -0.250%	Weekly	MS	01/10/28	(927)	(137,611)	(123,940)	11,554
Wolverine World Wide, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(5,504)	(125,989)	(44,362)	78,117
					(106,120)	(2,113,807)	(1,678,439)	412,789
Consumer Services
Airbnb, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(2,381)	(347,803)	(326,697)	21,517
Bally's Corp.	USFF -0.250%	Weekly	MS	01/05/26	(3,235)	(110,867)	(42,411)	67,996
Bloomin' Brands, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,505)	(41,300)	(37,008)	4,253
Bowlero Corp., Class A	USFF -2.080%	Weekly	MS	07/11/28	(449)	(4,306)	(4,319)	(31)
Chegg, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(13,100)	(214,490)	(116,852)	96,798
Choice Hotels International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(234)	(30,508)	(28,667)	1,519
Churchill Downs, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,343)	(162,732)	(155,842)	6,218
Cracker Barrel Old Country Store, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(303)	(34,871)	(20,362)	13,475
Domino's Pizza, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(126)	(49,382)	(47,728)	1,349
Expedia Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,196)	(133,527)	(123,272)	9,828
Golden Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(514)	(22,301)	(17,569)	3,685
Hyatt Hotels Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(2,304)	(259,666)	(244,408)	13,986
International Game Technology PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/10/28	(1,884)	(56,988)	(57,123)	(877)
Krispy Kreme, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(7,240)	(102,218)	(90,283)	11,134
Life Time Group Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(243)	(3,652)	(3,696)	(60)
Mister Car Wash, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(7,942)	(96,779)	(43,760)	52,945
Papa John's International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,362)	(194,959)	(161,136)	33,309
Portillo's, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(5,794)	(117,840)	(89,170)	28,182
Red Rock Resorts, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(7,312)	(317,606)	(299,792)	9,395
SeaWorld Entertainment, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(574)	(29,087)	(26,548)	2,439
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Service Corp. International	USFF -0.250%	Weekly	MS	01/10/28	(238)	$ (17,058)	$ (13,599)	$ 4,341
Stride, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(157)	(7,104)	(7,070)	5
Texas Roadhouse, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(471)	(54,620)	(45,263)	10,370
Vail Resorts, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(761)	(187,772)	(168,858)	18,005
Wingstop, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,308)	(230,216)	(235,231)	(5,970)
WW International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,149)	(61,521)	(68,069)	(6,804)
					(69,125)	(2,889,173)	(2,474,733)	397,007
Consumer Staples Distribution & Retail
Albertsons Cos., Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(7,541)	(174,524)	(171,558)	2,099
Casey's General Stores, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(636)	(163,214)	(172,687)	(10,355)
Chefs' Warehouse, Inc. (The)	USFF -0.250%	Weekly	MS	01/10/28	(4,005)	(127,862)	(84,826)	42,506
SpartanNash Co.	USFF -0.250%	Weekly	MS	07/08/27	(3,142)	(93,842)	(69,124)	22,303
United Natural Foods, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(4,612)	(178,506)	(65,214)	112,552
					(19,936)	(737,948)	(563,409)	169,105
Energy
Baytex Energy Corp. (Canada)	USFF -1.304%	Weekly	MS	01/07/27	(24,136)	(81,309)	(106,440)	(26,255)
Cactus, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(3,992)	(180,984)	(200,438)	(22,242)
Cameco Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(656)	(22,497)	(26,004)	(3,600)
Cenovus Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(10,623)	(182,498)	(221,171)	(42,878)
Chord Energy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(713)	(113,928)	(115,556)	(11,056)
Clean Energy Fuels Corp.	USFF -0.270%	Weekly	MS	01/07/27	(12,776)	(57,780)	(48,932)	8,608
Comstock Resources, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(10,907)	(117,880)	(120,304)	(5,175)
Core Laboratories, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(1,851)	(53,832)	(44,443)	9,194
Delek US Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,437)	(37,477)	(40,825)	(4,431)
Denbury, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,432)	(228,507)	(238,360)	(10,802)
Denison Mines Corp. (Canada)	USFF -0.240%	Weekly	MS	01/07/27	(40,081)	(47,331)	(66,134)	(18,999)
Diamond Offshore Drilling, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(9,622)	(129,758)	(141,251)	(12,031)
Diamondback Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,196)	(177,682)	(185,236)	(10,801)
DT Midstream, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(8,190)	(400,996)	(433,415)	(46,736)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Earthstone Energy, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(4,716)	$ (76,944)	$ (95,452)	$(19,971)
Energy Fuels, Inc. (Canada)	USFF -1.230%	Weekly	MS	01/10/28	(2,395)	(13,057)	(19,687)	(6,684)
Excelerate Energy, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(734)	(20,912)	(12,507)	8,263
Green Plains, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,203)	(38,599)	(36,210)	2,228
Hess Corp.	USFF -0.250%	Weekly	MS	07/11/28	(166)	(24,884)	(25,398)	(816)
Kinetik Holdings, Inc.	USFF -0.830%	Weekly	MS	01/07/27	(3,147)	(115,939)	(106,211)	(1,047)
Kosmos Energy Ltd.	USFF -0.250%	Weekly	MS	07/11/28	(9,045)	(67,413)	(73,988)	(6,855)
Marathon Oil Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,858)	(75,158)	(76,452)	(2,670)
New Fortress Energy, Inc.	USFF -0.680%	Weekly	MS	07/08/27	(4,964)	(233,099)	(162,720)	80,940
NexGen Energy Ltd. (Canada)	USFF -0.250%	Weekly	MS	01/07/27	(10,248)	(44,320)	(61,181)	(17,044)
Noble Corp. PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/07/27	(420)	(16,976)	(21,273)	(5,834)
Northern Oil and Gas, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,121)	(35,753)	(45,098)	(11,592)
NOV, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(14,129)	(233,376)	(295,296)	(68,272)
Obsidian Energy Ltd. (Canada)	USFF -1.130%	Weekly	MS	07/11/28	(193)	(1,516)	(1,586)	(77)
Oceaneering International, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,011)	(50,977)	(51,723)	(957)
ONEOK, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(441)	(29,763)	(27,973)	1,974
Ovintiv, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,042)	(191,887)	(192,278)	(2,558)
Permian Resources Corp.	USFF -0.250%	Weekly	MS	07/08/27	(3,447)	(35,742)	(48,120)	(14,910)
ProFrac Holding Corp., Class A	USFF -0.730%	Weekly	MS	07/08/27	(3,314)	(64,682)	(36,056)	28,357
ProPetro Holding Corp.	USFF -0.250%	Weekly	MS	01/10/28	(12,292)	(106,648)	(130,664)	(24,458)
Range Resources Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,202)	(37,446)	(38,957)	(1,829)
REX American Resources Corp.	USFF -0.250%	Weekly	MS	07/11/28	(3)	(121)	(122)	(1)
RPC, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,245)	(35,982)	(37,950)	(2,118)
Seadrill Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	07/11/28	(3,075)	(149,321)	(137,729)	10,986
Select Water Solutions, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(4,926)	(37,811)	(39,162)	(2,062)
SFL Corp. Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	01/10/28	(3,769)	(40,036)	(42,024)	(3,642)
SilverBow Resources, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,743)	(73,243)	(62,347)	10,615
Suncor Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(6,113)	(203,554)	(210,165)	(8,801)
Talos Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,852)	(96,099)	(112,647)	(17,315)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Targa Resources Corp.	USFF -0.250%	Weekly	MS	07/08/27	(336)	$ (25,035)	$ (28,802)	$ (4,303)
Tellurian, Inc.	USFF -1.938%	Weekly	MS	07/06/26	(25,712)	(77,096)	(29,826)	46,950
Vermilion Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(7,001)	(87,727)	(102,355)	(16,179)
Vital Energy, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(711)	(44,477)	(39,404)	4,889
W&T Offshore, Inc.	USFF -0.256%	Weekly	MS	07/11/28	(511)	(2,155)	(2,238)	(92)
World Kinect Corp.	USFF -0.250%	Weekly	MS	01/07/27	(3,458)	(93,112)	(77,563)	13,057
					(279,155)	(4,313,319)	(4,469,673)	(229,032)
Financial Services
WisdomTree, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(2,015)	(12,257)	(14,105)	(2,249)
Food, Beverage & Tobacco
Brown-Forman Corp., Class B	USFF -0.250%	Weekly	MS	07/11/28	(2,243)	(143,506)	(129,399)	13,430
Darling Ingredients, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,421)	(483,661)	(335,176)	146,536
Flowers Foods, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(11,070)	(278,407)	(245,533)	28,608
Hain Celestial Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/08/27	(11,098)	(210,178)	(115,086)	94,747
Hostess Brands, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,694)	(70,962)	(89,737)	(19,848)
J & J Snack Foods Corp.	USFF -0.250%	Weekly	MS	01/07/27	(328)	(49,841)	(53,677)	(5,581)
Lamb Weston Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,587)	(242,894)	(239,194)	2,692
Mission Produce, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(630)	(9,321)	(6,098)	3,184
Pilgrim's Pride Corp.	USFF -0.250%	Weekly	MS	07/11/28	(6,342)	(156,870)	(144,788)	11,431
Post Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,127)	(188,689)	(182,369)	5,535
Primo Water Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(3,523)	(51,613)	(48,617)	2,541
Simply Good Foods Co. (The)	USFF -0.250%	Weekly	MS	07/06/26	(834)	(33,606)	(28,790)	4,677
Tyson Foods, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(13,685)	(742,354)	(690,956)	35,321
Universal Corp.	USFF -0.250%	Weekly	MS	01/07/27	(569)	(33,922)	(26,862)	4,804
Utz Brands, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(4,076)	(80,547)	(54,741)	24,105
					(68,227)	(2,776,371)	(2,391,023)	352,182
Health Care Equipment & Services
Acadia Healthcare Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(473)	(37,399)	(33,257)	4,172
AdaptHealth Corp.	USFF -0.250%	Weekly	MS	01/05/26	(5,410)	(124,869)	(49,231)	75,524
Agiliti, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,949)	(35,168)	(12,649)	22,467
agilon health, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,799)	(52,275)	(49,710)	2,129
Alcon, Inc. (Switzerland)	USFF -0.250%	Weekly	MS	01/10/28	(2,301)	(190,886)	(177,315)	12,778
Alphatec Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,401)	(31,930)	(31,141)	657
Amedisys, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(748)	(69,199)	(69,863)	(951)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
AMN Healthcare Services, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(457)	$ (40,358)	$ (38,927)	$ 1,263
Bausch + Lomb Corp. (Canada)	USFF -4.830%	Weekly	MS	07/11/28	(307)	(5,246)	(5,204)	20
Becton Dickinson & Co	USFF -0.250%	Weekly	MS	07/11/28	(441)	(124,946)	(114,012)	10,185
Boston Scientific Corp.	USFF -0.250%	Weekly	MS	07/11/28	(6,901)	(374,064)	(364,373)	7,855
Chemed Corp.	USFF -0.250%	Weekly	MS	07/11/28	(138)	(70,882)	(71,719)	(1,131)
Cooper Cos., Inc. (The)	USFF -0.250%	Weekly	MS	01/10/28	(1,062)	(376,923)	(337,727)	37,707
DENTSPLY SIRONA, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,251)	(203,645)	(179,374)	22,691
DocGo, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(988)	(8,377)	(5,266)	3,082
Doximity, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(2,835)	(115,218)	(60,159)	54,581
Ensign Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/11/28	(332)	(32,694)	(30,853)	1,692
Envista Holdings Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,062)	(43,083)	(29,609)	13,696
Glaukos Corp.	USFF -0.250%	Weekly	MS	07/08/27	(703)	(33,416)	(52,901)	(19,985)
Globus Medical, Inc., Class A	USFF -0.250%	Weekly	MS	07/08/27	(651)	(48,692)	(32,322)	16,168
Guardant Health, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(395)	(59,844)	(11,708)	47,888
Henry Schein, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(760)	(62,477)	(56,430)	6,009
Hims & Hers Health, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,222)	(20,175)	(20,266)	(175)
ICU Medical, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(671)	(116,794)	(79,856)	37,124
Insulet Corp.	USFF -0.250%	Weekly	MS	07/11/28	(849)	(188,756)	(135,407)	53,834
Integer Holdings Corp.	USFF -0.250%	Weekly	MS	01/05/26	(778)	(64,915)	(61,019)	3,645
LifeStance Health Group, Inc.	USFF -0.730%	Weekly	MS	01/07/27	(5,550)	(44,474)	(38,129)	6,161
LivaNova PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/10/28	(433)	(21,747)	(22,897)	(1,293)
Masimo Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,171)	(189,098)	(102,673)	93,049
Medtronic PLC (Ireland)	USFF -0.250%	Weekly	MS	07/11/28	(487)	(40,525)	(38,161)	4,034
Merit Medical Systems, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,398)	(97,094)	(96,490)	201
Multiplan Corp.	USFF -0.697%	Weekly	MS	07/11/28	(3,380)	(6,040)	(5,678)	336
National Research Corp.	USFF -0.250%	Weekly	MS	07/11/28	(9)	(408)	(399)	3
Neogen Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,315)	(45,003)	(42,920)	1,850
Nevro Corp.	USFF -0.250%	Weekly	MS	07/06/26	(5,278)	(180,967)	(101,443)	78,773
Novocure Ltd. (Jersey)	USFF -0.250%	Weekly	MS	01/10/28	(10,208)	(321,223)	(164,859)	155,031
Omnicell, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(2,507)	(283,074)	(112,915)	174,090
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
OrthoPediatrics Corp.	USFF -0.250%	Weekly	MS	07/11/28	(41)	$ (1,350)	$ (1,312)	$ 32
Outset Medical, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,578)	(78,000)	(28,049)	49,632
Owens & Minor, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,123)	(39,566)	(18,148)	22,578
Paragon 28, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(519)	(7,135)	(6,513)	592
Phreesia, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(425)	(8,139)	(7,939)	167
PROCEPT BioRobotics Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,864)	(95,400)	(93,968)	1,037
Quest Diagnostics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(608)	(86,342)	(74,091)	11,569
QuidelOrtho Corp.	USFF -0.250%	Weekly	MS	07/06/26	(4,883)	(425,683)	(356,654)	67,677
RadNet, Inc.	USFF -0.250%	Weekly	MS	08/29/25	(2,312)	(49,705)	(65,175)	(15,676)
ResMed, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6)	(1,447)	(887)	546
Schrodinger, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(4,013)	(177,130)	(113,448)	62,948
Select Medical Holdings Corp.	USFF -0.250%	Weekly	MS	01/07/27	(2,978)	(81,982)	(75,254)	4,857
STAAR Surgical Co.	USFF -0.250%	Weekly	MS	01/10/28	(1,624)	(97,495)	(65,252)	31,839
Tandem Diabetes Care, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,442)	(196,103)	(71,490)	123,799
Treace Medical Concepts, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,893)	(37,160)	(24,817)	12,188
UnitedHealth Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(667)	(338,636)	(336,295)	948
US Physical Therapy, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(496)	(53,531)	(45,498)	6,762
Veeva Systems, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(685)	(148,605)	(139,363)	8,948
					(107,777)	(5,685,293)	(4,361,015)	1,315,603
Household & Personal Products
Beauty Health Co. (The)	USFF -0.250%	Weekly	MS	07/08/27	(7,879)	(83,977)	(47,432)	36,198
BellRing Brands, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,958)	(71,754)	(80,728)	(9,803)
Central Garden & Pet Co., Class A	USFF -0.250%	Weekly	MS	07/06/26	(846)	(36,661)	(33,916)	2,596
Coty, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,482)	(53,010)	(49,168)	3,625
Edgewell Personal Care Co.	USFF -0.250%	Weekly	MS	07/08/27	(1,146)	(49,252)	(42,356)	6,345
Estee Lauder Cos., Inc. (The), Class A	USFF +0.250%	Weekly	MS	01/10/28	(2,223)	(352,865)	(321,335)	33,662
Inter Parfums, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(302)	(41,396)	(40,571)	406
Olaplex Holdings, Inc.	USFF -0.266%	Weekly	MS	07/06/26	(1,770)	(21,641)	(3,452)	18,419
Reynolds Consumer Products, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(880)	(27,828)	(22,554)	4,540
WD-40 Co.	USFF -0.250%	Weekly	MS	01/07/27	(156)	(30,889)	(31,705)	(1,325)
					(21,642)	(769,273)	(673,217)	94,663
Materials
AdvanSix, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(110)	(3,397)	(3,419)	(35)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Air Products and Chemicals, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(616)	$(181,692)	$(174,574)	$ 4,934
Albemarle Corp.	USFF -0.250%	Weekly	MS	01/10/28	(502)	(109,676)	(85,360)	24,200
Alcoa Corp.	USFF -0.250%	Weekly	MS	01/10/28	(8,569)	(313,233)	(249,015)	63,653
Algoma Steel Group, Inc. (Canada)	USFF -3.080%	Weekly	MS	01/10/28	(6,744)	(52,837)	(45,859)	6,012
Arch Resources, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(425)	(67,745)	(72,531)	(5,067)
Ashland, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,670)	(277,919)	(218,086)	56,074
Avery Dennison Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,001)	(179,731)	(182,853)	(4,879)
Balchem Corp.	USFF -0.250%	Weekly	MS	07/08/27	(245)	(34,217)	(30,390)	3,643
Barrick Gold Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(7,074)	(113,671)	(102,927)	9,822
Bioceres Crop Solutions Corp. (Cayman Islands)	USFF -5.930%	Weekly	MS	07/11/28	(24)	(268)	(271)	(3)
Cabot Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,071)	(81,175)	(74,188)	5,043
Celanese Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,577)	(194,746)	(197,945)	(6,156)
Coeur Mining, Inc.	USFF -0.256%	Weekly	MS	07/06/26	(90,090)	(404,637)	(200,000)	202,948
Corteva, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,241)	(328,548)	(268,130)	56,802
Crown Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,201)	(106,793)	(106,264)	(263)
Ecovyst, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,268)	(12,774)	(12,477)	245
Equinox Gold Corp. (Canada)	USFF -0.626%	Weekly	MS	08/29/25	(28,212)	(226,562)	(119,337)	106,286
ERO Copper Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(234)	(4,481)	(4,034)	428
First Majestic Silver Corp. (Canada)	USFF -0.730%	Weekly	MS	01/10/28	(9,071)	(65,334)	(46,534)	18,431
FMC Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,846)	(262,519)	(190,597)	73,072
Fortuna Silver Mines, Inc. (Canada)	USFF -1.280%	Weekly	MS	07/11/28	(270)	(729)	(734)	(8)
Ginkgo Bioworks Holdings, Inc.	USFF -1.992%	Weekly	MS	07/11/28	(12,699)	(22,743)	(22,985)	(336)
Hecla Mining Co.	USFF -0.256%	Weekly	MS	07/08/27	(27,254)	(140,314)	(106,563)	32,799
Ingevity Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,929)	(180,590)	(139,450)	40,391
Kaiser Aluminum Corp.	USFF -0.250%	Weekly	MS	01/10/28	(358)	(24,787)	(26,943)	(2,783)
Koppers Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(74)	(2,911)	(2,927)	(28)
Kronos Worldwide, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(300)	(2,496)	(2,325)	134
Louisiana-Pacific Corp.	USFF -0.250%	Weekly	MS	07/08/27	(2,292)	(140,737)	(126,679)	12,868
Mativ Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,361)	(59,009)	(33,668)	21,778
Methanex Corp. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(2,637)	(114,523)	(118,797)	(6,209)
MP Materials Corp.	USFF -0.250%	Weekly	MS	01/07/27	(7,278)	(186,626)	(139,010)	46,880
Newmont Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,198)	(49,087)	(44,266)	7,981
Novagold Resources, Inc. (Canada)	USFF -0.268%	Weekly	MS	07/08/27	(5,820)	(27,767)	(22,349)	5,304
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials — (continued)
Nutrien Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(3,089)	$ (202,177)	$ (190,777)	$ 8,917
O-I Glass, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,358)	(83,080)	(72,909)	9,826
Pan American Silver Corp. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(11,542)	(184,160)	(167,128)	14,708
Perimeter Solutions SA (Luxembourg)	USFF -0.267%	Weekly	MS	07/11/28	(2,862)	(16,274)	(12,993)	3,213
PureCycle Technologies, Inc.	USFF -1.130%	Weekly	MS	07/11/28	(2,289)	(16,633)	(12,841)	3,722
Sandstorm Gold Ltd. (Canada)	USFF -0.698%	Weekly	MS	01/10/28	(20,212)	(110,664)	(94,188)	15,655
Schnitzer Steel Industries, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(2,087)	(83,844)	(58,123)	23,731
Sealed Air Corp.	USFF +0.250%	Weekly	MS	01/10/28	(5,774)	(223,293)	(189,734)	31,644
Sensient Technologies Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,794)	(125,408)	(104,913)	18,535
Silgan Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,644)	(115,945)	(113,983)	1,394
Sonoco Products Co.	USFF -0.250%	Weekly	MS	01/07/27	(269)	(17,264)	(14,620)	1,822
SSR Mining, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(13,148)	(192,774)	(174,737)	15,959
Stepan Co.	USFF -0.250%	Weekly	MS	01/05/26	(921)	(91,153)	(69,047)	20,647
Summit Materials, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(2,947)	(103,374)	(91,770)	11,173
Sylvamo Corp.	USFF -0.250%	Weekly	MS	01/10/28	(747)	(31,987)	(32,823)	(969)
Teck Resources Ltd., Class B (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(4,730)	(194,893)	(203,816)	(10,152)
TimkenSteel Corp.	USFF -0.250%	Weekly	MS	07/11/28	(636)	(13,610)	(13,814)	(261)
TriMas Corp.	USFF -0.250%	Weekly	MS	07/11/28	(215)	(5,460)	(5,323)	113
Tronox Holdings PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/10/28	(11,712)	(149,935)	(157,409)	(9,322)
United States Steel Corp.	USFF -0.250%	Weekly	MS	01/10/28	(21,470)	(644,599)	(697,346)	(55,561)
West Fraser Timber Co. Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(523)	(46,086)	(37,938)	7,355
Westrock Co.	USFF -0.250%	Weekly	MS	01/10/28	(6,454)	(198,548)	(231,053)	(38,178)
					(354,684)	(6,825,435)	(5,918,772)	847,932
Media & Entertainment
Altice USA, Inc., Class A	USFF -0.254%	Weekly	MS	01/07/27	(40,191)	(190,232)	(131,425)	57,989
AMC Networks, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(860)	(30,694)	(10,131)	20,532
Angi, Inc.	USFF -0.730%	Weekly	MS	08/29/25	(10,502)	(146,148)	(20,794)	124,748
Cargurus, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,976)	(85,801)	(34,620)	53,912
Cars.com, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(885)	(18,123)	(14,921)	3,190
Clear Channel Outdoor Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,155)	(4,670)	(4,985)	(334)
DISH Network Corp., Class A	USFF -0.250%	Weekly	MS	01/07/27	(15,120)	(350,800)	(88,603)	261,799
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
Endeavor Group Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(659)	$ (15,696)	$ (13,114)	$ 2,721
Gray Television, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(209)	(5,019)	(1,446)	3,787
IAC, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,865)	(254,793)	(194,757)	58,978
Integral Ad Science Holding Corp.	USFF -0.250%	Weekly	MS	07/11/28	(3,468)	(46,659)	(41,235)	5,231
Lions Gate Entertainment Corp., Class B (Canada)	USFF -0.250%	Weekly	MS	01/07/27	(2,661)	(38,357)	(20,942)	17,256
Live Nation Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(6,501)	(547,096)	(539,843)	4,983
Madison Square Garden Sports Corp.	USFF -0.250%	Weekly	MS	07/11/28	(344)	(61,179)	(60,647)	279
Magnite, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(11,771)	(136,722)	(88,753)	47,401
Nextdoor Holdings, Inc.	USFF -0.760%	Weekly	MS	07/11/28	(2,970)	(6,114)	(5,405)	683
Paramount Global, Class B	USFF -0.630%	Weekly	MS	01/10/28	(5,131)	(78,950)	(66,190)	11,981
Pinterest, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(6,493)	(178,928)	(175,506)	2,746
ROBLOX Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(12,843)	(408,376)	(371,933)	34,219
Scholastic Corp.	USFF -0.250%	Weekly	MS	07/08/27	(650)	(26,155)	(24,791)	1,016
Snap, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(37,179)	(403,351)	(331,265)	70,306
Sphere Entertainment Co.	USFF -0.250%	Weekly	MS	01/07/27	(2,954)	(100,548)	(109,771)	(9,935)
TechTarget, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(33)	(992)	(1,002)	(14)
TKO Group Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(400)	(43,618)	(33,624)	8,269
Trade Desk, Inc. (The), Class A	USFF -0.250%	Weekly	MS	07/11/28	(368)	(33,150)	(28,759)	4,254
TripAdvisor, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(7,756)	(124,249)	(128,594)	(4,861)
Warner Music Group Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(5,702)	(178,688)	(179,043)	(2,145)
WideOpenWest, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,991)	(45,595)	(22,881)	22,525
Ziff Davis, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(735)	(52,116)	(46,812)	5,089
					(188,372)	(3,612,819)	(2,791,792)	806,605
Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(1,101)	(46,130)	(45,416)	523
AbCellera Biologics, Inc. (Canada)	USFF -1.096%	Weekly	MS	07/11/28	(5,038)	(27,306)	(23,175)	4,019
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Amylyx Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,113)	$(109,322)	$ (56,999)	$ 51,869
Arrowhead Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,279)	(123,440)	(114,977)	7,952
Arvinas, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(179)	(16,782)	(3,516)	13,268
Aurinia Pharmaceuticals, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(2)	(16)	(16)	—
Avantor, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(9,360)	(200,779)	(197,309)	2,638
Avid Bioservices, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(1,703)	(37,643)	(16,076)	21,411
Azenta, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(833)	(38,723)	(41,808)	(3,432)
Bausch Health Cos., Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(26,188)	(206,681)	(215,265)	(9,442)
Beam Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(8)	(193)	(192)	—
BioLife Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(520)	(8,079)	(7,181)	865
Bio-Techne Corp.	USFF -0.250%	Weekly	MS	01/10/28	(782)	(66,138)	(53,231)	14,169
Catalent, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(6,070)	(545,147)	(276,367)	266,081
Cogent Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(183)	(1,788)	(1,784)	(4)
CryoPort, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,271)	(22,969)	(17,425)	5,448
Cytek Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(8,422)	(87,841)	(46,489)	40,988
Dynavax Technologies Corp.	USFF -0.250%	Weekly	MS	07/11/28	(208)	(3,039)	(3,072)	(46)
Elanco Animal Health, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(40,310)	(393,244)	(453,084)	(63,654)
Enliven Therapeutics, Inc.	USFF -9.730%	Weekly	MS	07/11/28	(2)	(27)	(27)	—
Geron Corp.	USFF -0.250%	Weekly	MS	07/11/28	(9,028)	(21,709)	(19,139)	2,480
Inhibrx, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(33)	(622)	(606)	14
Innoviva, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(327)	(4,223)	(4,248)	(42)
Intellia Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,936)	(64,722)	(61,216)	3,237
Intra-Cellular Therapies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(331)	(19,188)	(17,242)	1,865
Keros Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(118)	(3,915)	(3,762)	137
Madrigal Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(140)	(21,966)	(20,446)	1,429
Medpace Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(90)	(25,225)	(21,792)	4,267
Mesa Laboratories, Inc.	USFF -0.250%	Weekly	MS	08/29/25	(239)	(56,510)	(25,112)	31,314
Moderna, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,995)	(430,129)	(412,644)	15,422
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Natera, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(316)	$ (15,959)	$ (13,983)	$ 2,196
Neurocrine Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(118)	(13,550)	(13,275)	219
Organon & Co.	USFF -0.250%	Weekly	MS	07/11/28	(2,312)	(52,173)	(40,136)	12,983
Pacific Biosciences of California, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,328)	(20,456)	(19,439)	933
Pacira BioSciences, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(58)	(3,751)	(1,779)	1,956
Perrigo Co. PLC (Ireland)	USFF -0.250%	Weekly	MS	08/29/25	(1,975)	(97,147)	(63,101)	30,862
Pliant Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,164)	(63,516)	(54,864)	8,389
Prime Medicine, Inc.	USFF -13.380%	Weekly	MS	07/11/28	(174)	(1,923)	(1,660)	255
Prothena Corp. PLC (Ireland)	USFF -0.250%	Weekly	MS	07/11/28	(1,497)	(80,451)	(72,230)	7,888
PTC Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(770)	(18,454)	(17,256)	1,122
REGENXBIO, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(22)	(381)	(362)	18
Relay Therapeutics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(697)	(11,385)	(5,862)	5,475
Repligen Corp.	USFF -0.250%	Weekly	MS	07/11/28	(1,770)	(292,200)	(281,448)	9,540
Revance Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,683)	(43,771)	(30,774)	12,815
REVOLUTION Medicines, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(9)	(250)	(249)	—
Sana Biotechnology, Inc.	USFF -0.884%	Weekly	MS	07/11/28	(572)	(2,293)	(2,214)	70
Sotera Health Co.	USFF -0.250%	Weekly	MS	07/06/26	(9,316)	(170,557)	(139,554)	30,296
SpringWorks Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(329)	(7,944)	(7,606)	305
Supernus Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(972)	(28,827)	(26,798)	1,909
Syndax Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(46)	(685)	(668)	14
Thermo Fisher Scientific, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(231)	(132,241)	(116,925)	15,255
Travere Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(554)	(5,406)	(4,953)	432
Ultragenyx Pharmaceutical, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,239)	(45,808)	(44,170)	1,448
Ventyx Biosciences, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,070)	(66,550)	(71,891)	(5,697)
Vera Therapeutics, Inc.	USFF -2.080%	Weekly	MS	07/11/28	(12)	(165)	(165)	—
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Viking Therapeutics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(479)	$ (5,570)	$ (5,303)	$ 245
Viridian Therapeutics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,342)	(36,656)	(20,586)	15,918
West Pharmaceutical Services, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(359)	(143,117)	(134,700)	8,468
Xencor, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(846)	(25,312)	(17,047)	8,160
Xenon Pharmaceuticals, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(1,660)	(65,982)	(56,706)	9,014
Zoetis, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(280)	(53,889)	(48,714)	6,131
					(164,009)	(4,089,865)	(3,474,034)	599,395
Semiconductors & Semiconductor Equipment
Alpha & Omega Semiconductor Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	01/10/28	(1,009)	(26,422)	(30,109)	(3,802)
Ambarella, Inc. (Cayman Islands)	USFF -0.250%	Weekly	MS	01/07/27	(2,582)	(193,176)	(136,923)	55,452
Analog Devices, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(949)	(172,621)	(166,160)	6,332
Cirrus Logic, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(618)	(49,278)	(45,707)	3,366
Entegris, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(544)	(49,247)	(51,087)	(2,044)
FormFactor, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(3,756)	(125,673)	(131,235)	(6,083)
Ichor Holdings Ltd. (Cayman Islands)	USFF -0.250%	Weekly	MS	01/07/27	(1,532)	(49,806)	(47,431)	2,154
Impinj, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,204)	(92,011)	(66,256)	25,374
indie Semiconductor, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,297)	(28,558)	(27,071)	1,369
Intel Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,614)	(59,852)	(57,378)	116
MACOM Technology Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,555)	(117,063)	(126,857)	(10,279)
Marvell Technology, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(13,545)	(745,914)	(733,191)	7,599
MaxLinear, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,892)	(110,453)	(108,847)	1,148
MKS Instruments, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,279)	(566,263)	(543,385)	18,449
Onto Innovation, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(2,291)	(258,174)	(292,148)	(35,046)
PDF Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(370)	(12,461)	(11,988)	422
Power Integrations, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,570)	(213,921)	(196,117)	16,316
Qorvo, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,174)	(120,488)	(112,082)	7,927
QUALCOMM, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,778)	(308,132)	(308,525)	(1,590)
Semtech Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,541)	(56,572)	(65,431)	(9,093)
Silicon Laboratories, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(691)	(81,469)	(80,080)	1,051
SiTime Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,104)	(114,421)	(126,132)	(12,236)
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
SMART Global Holdings, Inc. (Cayman Islands)	USFF -0.250%	Weekly	MS	01/07/27	(1,123)	$ (32,024)	$ (27,345)	$ 4,798
Synaptics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(950)	(84,744)	(84,968)	(575)
Teradyne, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(368)	(42,948)	(36,969)	5,761
Texas Instruments, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,007)	(362,059)	(319,133)	42,583
Ultra Clean Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,679)	(55,279)	(49,816)	5,234
Wolfspeed, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,738)	(77,108)	(66,218)	10,571
					(65,760)	(4,206,137)	(4,048,589)	135,274
Software & Services
A10 Networks, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(318)	(4,774)	(4,780)	(25)
ACI Worldwide, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,406)	(146,839)	(121,959)	24,274
Agilysys, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(719)	(51,078)	(47,569)	3,297
Akamai Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,383)	(143,504)	(147,345)	(4,848)
Alarm.com Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,492)	(99,689)	(91,221)	8,107
Altair Engineering, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(88)	(5,379)	(5,505)	(148)
Alteryx, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(11,211)	(415,849)	(422,543)	(12,172)
Amplitude, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,472)	(15,551)	(17,031)	(1,582)
Appian Corp., Class A	USFF -0.250%	Weekly	MS	07/08/27	(1,379)	(56,978)	(62,896)	(6,186)
AppLovin Corp., Class A	USFF -0.250%	Weekly	MS	01/07/27	(799)	(44,687)	(31,928)	16,830
Aspen Technology, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(285)	(70,283)	(58,214)	11,777
Bentley Systems, Inc., Class B	USFF -0.250%	Weekly	MS	01/10/28	(6,577)	(314,639)	(329,902)	(16,705)
BigCommerce Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(4,373)	(91,120)	(43,162)	47,547
C3.ai, Inc., Class A	USFF -11.980%	Weekly	MS	07/11/28	(2,658)	(78,965)	(67,832)	10,805
CCC Intelligent Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6,082)	(67,075)	(81,195)	(14,397)
Cerence, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,316)	(35,759)	(26,807)	8,804
Clear Secure, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,652)	(43,361)	(31,454)	11,282
Couchbase, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(831)	(13,018)	(14,260)	(1,315)
Datadog, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(6,920)	(622,205)	(630,343)	(10,719)
Digital Turbine, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(24,304)	(291,160)	(147,039)	142,913
Dynatrace, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(3,840)	(184,466)	(179,443)	4,258
EngageSmart, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(441)	(7,832)	(7,934)	(134)
Envestnet, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,849)	(268,419)	(169,471)	97,938
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Everbridge, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(640)	$ (53,479)	$ (14,349)	$ 38,908
Fair Isaac Corp.	USFF -0.250%	Weekly	MS	07/11/28	(154)	(139,111)	(133,754)	5,306
Gartner, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(77)	(27,367)	(26,458)	817
GoDaddy, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(2,704)	(202,451)	(201,394)	218
Grid Dynamics Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,238)	(14,969)	(15,079)	(206)
Hackett Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/11/28	(158)	(3,742)	(3,727)	(14)
HashiCorp., Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(6,919)	(183,700)	(157,961)	24,977
Informatica, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,322)	(22,896)	(27,855)	(5,129)
Jamf Holding Corp.	USFF -0.250%	Weekly	MS	01/05/26	(2,796)	(96,296)	(49,377)	46,677
Lightspeed Commerce, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/06/26	(10,176)	(336,841)	(142,769)	192,817
LiveRamp Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,485)	(73,540)	(42,827)	30,928
Manhattan Associates, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(517)	(103,872)	(102,190)	1,247
Matterport, Inc.	USFF -0.630%	Weekly	MS	07/11/28	(7,213)	(17,752)	(15,652)	2,026
MeridianLink, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(67)	(1,140)	(1,143)	(8)
Olo, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(5,663)	(53,316)	(34,318)	18,785
Open Text Corp. (Canada)	USFF -0.250%	Weekly	MS	01/10/28	(2,964)	(118,624)	(104,036)	12,836
PowerSchool Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,302)	(96,393)	(97,483)	(1,490)
PTC, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(451)	(63,684)	(63,898)	(478)
RingCentral, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(2,921)	(85,358)	(86,549)	(1,545)
SentinelOne, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(6,023)	(96,874)	(101,548)	(6,497)
Snowflake, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(2,916)	(466,155)	(445,477)	18,597
SPS Commerce, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(413)	(76,066)	(70,462)	5,304
Tenable Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,664)	(70,551)	(74,547)	(4,607)
Teradata Corp.	USFF -0.250%	Weekly	MS	07/11/28	(25)	(1,139)	(1,126)	9
Twilio, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(985)	(63,156)	(57,652)	5,310
Tyler Technologies, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(355)	(138,297)	(137,080)	644
UiPath, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(10,810)	(178,358)	(184,959)	(9,310)
Unity Software, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(18,850)	(630,906)	(591,701)	36,587
Zeta Global Holdings Corp., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,935)	(16,971)	(16,157)	745
					(183,138)	(6,505,634)	(5,741,361)	733,055
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment
ADTRAN Holdings, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(8,641)	$(139,205)	$ (71,115)	$ 65,398
Advanced Energy Industries, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,304)	(146,038)	(134,468)	10,799
Arrow Electronics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(135)	(17,215)	(16,907)	236
Avid Technology, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,927)	(76,828)	(78,648)	(2,139)
Avnet, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,696)	(167,236)	(178,110)	(14,749)
Belden, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(734)	(70,267)	(70,868)	(902)
Benchmark Electronics, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,893)	(47,336)	(45,924)	(92)
Calix, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(663)	(42,350)	(30,392)	11,772
Ciena Corp.	USFF -0.250%	Weekly	MS	07/08/27	(2,733)	(137,025)	(129,162)	7,575
Clearfield, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,072)	(55,201)	(30,724)	24,258
Coherent Corp.	USFF -0.250%	Weekly	MS	07/08/27	(10,557)	(374,708)	(344,580)	28,573
CommScope Holding Co., Inc.	USFF -0.261%	Weekly	MS	01/05/26	(18,331)	(237,930)	(61,592)	175,818
Corning, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,721)	(194,468)	(174,319)	18,281
Dell Technologies, Inc., Class C	USFF -0.250%	Weekly	MS	01/10/28	(958)	(51,061)	(66,006)	(17,988)
Diebold Nixdorf, Inc.	USFF -0.630%	Weekly	MS	07/11/28	(42)	(782)	(795)	(17)
Fabrinet (Cayman Islands)	USFF -0.250%	Weekly	MS	01/10/28	(151)	(19,894)	(25,160)	(5,748)
Harmonic, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(8,399)	(98,264)	(80,882)	16,974
Infinera Corp.	USFF -0.630%	Weekly	MS	01/10/28	(6,150)	(30,982)	(25,707)	5,150
Itron, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(683)	(38,133)	(41,376)	(3,548)
Lumentum Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,149)	(128,623)	(97,092)	30,998
Methode Electronics, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(348)	(7,836)	(7,952)	(149)
Motorola Solutions, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(143)	(40,821)	(38,930)	2,073
Novanta, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/06/26	(612)	(99,804)	(87,785)	11,605
Plexus Corp.	USFF -0.250%	Weekly	MS	07/06/26	(373)	(33,550)	(34,682)	(1,281)
Pure Storage, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(1,913)	(66,954)	(68,141)	(1,465)
Rogers Corp.	USFF -0.250%	Weekly	MS	01/07/27	(480)	(130,701)	(63,106)	68,279
Sanmina Corp.	USFF -0.250%	Weekly	MS	07/11/28	(121)	(6,516)	(6,568)	(79)
Stratasys Ltd. (Israel)	USFF -0.250%	Weekly	MS	01/07/27	(3,838)	(60,304)	(52,235)	7,819
TD SYNNEX Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,583)	(157,305)	(158,078)	(2,438)
Teledyne Technologies, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(871)	(360,335)	(355,873)	2,967
Trimble, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(115)	(6,252)	(6,194)	32
TTM Technologies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,095)	(18,195)	(14,104)	4,217
Ubiquiti, Inc.	USFF -0.580%	Weekly	MS	01/07/27	(845)	(201,904)	(122,778)	76,826
Viasat, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,396)	(122,699)	(62,690)	59,500
Viavi Solutions, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(8,188)	(84,404)	(74,838)	9,216
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Vontier Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,549)	$ (39,769)	$ (47,895)	$ (8,538)
Zebra Technologies Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(1,344)	(356,232)	(317,896)	37,428
					(103,753)	(3,867,127)	(3,223,572)	616,661
Telecommunication Services
Cogent Communications Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,299)	(217,593)	(204,208)	8,312
Frontier Communications Parent, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(6,764)	(187,970)	(105,857)	81,333
Globalstar, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(29,924)	(49,361)	(39,200)	10,035
Gogo, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,284)	(36,745)	(27,248)	9,345
Rogers Communications, Inc., Class B (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(1,394)	(57,183)	(53,516)	3,091
Shenandoah Telecommunications Co.	USFF -0.250%	Weekly	MS	08/29/25	(1,127)	(36,131)	(23,227)	5,699
					(44,792)	(584,983)	(453,256)	117,815
Transportation
Air Transport Services Group, Inc.	USFF -0.250%	Weekly	MS	08/29/25	(4,711)	(113,614)	(98,319)	14,727
Alaska Air Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,236)	(241,927)	(194,151)	46,762
Canadian Pacific Kansas City Ltd. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(5,340)	(436,073)	(397,349)	36,164
Frontier Group Holdings, Inc.	USFF -0.258%	Weekly	MS	07/11/28	(1,997)	(9,801)	(9,665)	95
Golden Ocean Group Ltd. (Bermuda)	USFF -0.980%	Weekly	MS	07/11/28	(2,958)	(22,357)	(23,309)	(1,128)
GXO Logistics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,201)	(73,003)	(70,439)	2,236
Heartland Express, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,908)	(30,499)	(28,029)	2,225
JB Hunt Transport Services, Inc.	USFF +0.250%	Weekly	MS	01/07/27	(183)	(36,457)	(34,499)	1,751
Lyft, Inc., Class A	USFF -0.250%	Weekly	MS	01/07/27	(5,346)	(76,732)	(56,347)	20,013
Matson, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(601)	(49,658)	(53,321)	(4,024)
Schneider National, Inc., Class B	USFF -0.250%	Weekly	MS	07/11/28	(1,589)	(47,456)	(43,999)	3,130
Southwest Airlines Co.	USFF -0.250%	Weekly	MS	01/10/28	(12,488)	(426,699)	(338,050)	83,391
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Transportation — (continued)
Sun Country Airlines Holdings, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,937)	$ (41,958)	$ (28,745)	$ 13,039
Werner Enterprises, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(3,916)	(184,593)	(152,528)	29,188
					(49,411)	(1,790,827)	(1,528,750)	247,569
Utilities
AES Corp. (The)	USFF -0.250%	Weekly	MS	01/10/28	(31,225)	(583,646)	(474,620)	105,821
Algonquin Power & Utilities Corp. (Canada)	USFF -0.250%	Weekly	MS	07/11/28	(14,356)	(104,505)	(84,988)	17,429
American Electric Power Co., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,668)	(232,760)	(200,687)	28,173
Avangrid, Inc.	USFF -0.250%	Weekly	MS	08/29/25	(726)	(35,109)	(21,903)	10,724
Avista Corp.	USFF -0.250%	Weekly	MS	01/07/27	(2,544)	(108,753)	(82,349)	22,710
California Water Service Group	USFF -0.250%	Weekly	MS	01/10/28	(2,054)	(108,775)	(97,175)	10,740
CenterPoint Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,902)	(56,658)	(51,069)	6,041
CMS Energy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(354)	(23,392)	(18,801)	3,947
Dominion Energy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,782)	(131,889)	(124,272)	6,311
Essential Utilities, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(742)	(35,515)	(25,473)	9,113
Evergy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(5,269)	(296,762)	(267,138)	26,867
Exelon Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,656)	(66,726)	(62,580)	3,273
FirstEnergy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(5,601)	(223,033)	(191,442)	27,154
Fortis, Inc. (Canada)	USFF -0.250%	Weekly	MS	07/08/27	(557)	(26,313)	(21,160)	4,133
IDACORP, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(719)	(73,136)	(67,334)	5,151
Middlesex Water Co.	USFF -0.250%	Weekly	MS	01/10/28	(282)	(22,025)	(18,683)	3,175
NiSource, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(4,178)	(113,107)	(103,113)	7,709
Northwest Natural Holding Co.	USFF -0.250%	Weekly	MS	08/29/25	(1,444)	(73,889)	(55,103)	14,976
Northwestern Energy Group, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,293)	(77,197)	(62,142)	10,178
OGE Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,344)	(55,804)	(44,796)	9,430
Ormat Technologies, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,047)	(167,335)	(143,126)	23,168
Portland General Electric Co.	USFF -0.250%	Weekly	MS	07/08/27	(2,042)	(95,966)	(82,660)	11,170
ReNew Energy Global PLC, Class A (United Kingdom)	USFF -1.030%	Weekly	MS	07/11/28	(673)	(3,867)	(3,654)	196
Sempra	USFF -0.250%	Weekly	MS	01/10/28	(2,230)	(163,394)	(151,707)	8,576
Southern Co. (The)	USFF -0.250%	Weekly	MS	07/11/28	(7,714)	(531,305)	(499,250)	27,012
The accompanying notes are an integral part of the financial statements.

GOTHAM NEUTRAL FUND
Portfolio of Investments (Concluded)
September 30, 2023
Total Return Swaps (concluded)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
Sunnova Energy International, Inc.	USFF -0.930%	Weekly	MS	07/11/28	(6,003)	$ (87,482)	$ (62,851)	$ 24,268
WEC Energy Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,258)	(208,659)	(181,882)	22,956
					(104,663)	(3,707,002)	(3,199,958)	450,401

Total Reference Entity — Short						(71,074,344)	(61,361,302)	9,188,920
Net Value of Reference Entity						$(55,626,407)	$(44,751,403)	$11,753,080

*	Includes $878,076 related to open trades, dividends receivables/payables and swap receivables/payables activities.
MS	Morgan Stanley
USFF	U.S. Fed Funds
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 47.2%
Automobiles & Components — 0.3%
BorgWarner, Inc.(a)	16,828	$ 679,346
General Motors Co.(a)	25,336	835,328
		1,514,674
Banks — 0.7%
Bank of America Corp.(a)	19,333	529,337
Citizens Financial Group, Inc.	1,119	29,989
JPMorgan Chase & Co.(a)	12,340	1,789,547
PNC Financial Services Group, Inc. (The)(a)	3,796	466,035
Truist Financial Corp.	4,465	127,744
US Bancorp	5,126	169,466
		3,112,118
Capital Goods — 5.8%
A. O. Smith Corp.(a)	10,283	680,015
AMETEK, Inc.(a)	1,324	195,634
Boeing Co. (The)*	788	151,044
Caterpillar, Inc.(a)	6,092	1,663,116
Deere & Co.(a)	318	120,007
Eaton Corp. PLC (Ireland)	2,495	532,134
Emerson Electric Co.(a)	20,006	1,931,979
Fortive Corp.(a)	671	49,761
General Dynamics Corp.(a)	8,565	1,892,608
General Electric Co.(a)	16,725	1,848,949
Howmet Aerospace, Inc.(a)	8,614	398,398
Illinois Tool Works, Inc.(a)	5,500	1,266,705
Ingersoll Rand, Inc.(a)	1,743	111,064
Johnson Controls International PLC (Ireland)	9,485	504,697
Lockheed Martin Corp.(a)	4,136	1,691,459
Masco Corp.(a)	11,811	631,298
Northrop Grumman Corp.(a)	474	208,650
Otis Worldwide Corp.(a)	18,927	1,520,027
PACCAR, Inc.(a)	16,107	1,369,417
Parker-Hannifin Corp.(a)	5,074	1,976,424
Pentair PLC (Ireland)	30,690	1,987,177
Snap-on, Inc.(a)	6,492	1,655,850
Textron, Inc.(a)	19,905	1,555,377
Trane Technologies PLC (Ireland)	1,897	384,920
TransDigm Group, Inc.(a)*	1,655	1,395,380
United Rentals, Inc.(a)	289	128,481
WW Grainger, Inc.(a)	1,649	1,140,844
		26,991,415
Commercial & Professional Services — 1.3%
Automatic Data Processing, Inc.(a)	1,146	275,705
Broadridge Financial Solutions, Inc.	2,016	360,965
Copart, Inc.(a)*	10,179	438,613
Jacobs Solutions, Inc.(a)	4,355	594,457
	Number of Shares	Value
COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Paychex, Inc.(a)	3,093	$ 356,716
Republic Services, Inc.(a)	12,621	1,798,619
Robert Half, Inc.(a)	18,515	1,356,779
Verisk Analytics, Inc.(a)	2,834	669,504
		5,851,358
Consumer Discretionary Distribution & Retail — 1.7%
Amazon.com, Inc.*	1,909	242,672
Bath & Body Works, Inc.(a)	6,743	227,913
Best Buy Co., Inc.(a)	3,179	220,845
CarMax, Inc.(a)*	8,048	569,235
eBay, Inc.(a)	20,695	912,443
Home Depot, Inc. (The)(a)	2,068	624,867
LKQ Corp.(a)	26,192	1,296,766
Lowe's Cos., Inc.(a)	3,578	743,651
O'Reilly Automotive, Inc.(a)*	259	235,395
Pool Corp.(a)	1,904	678,014
Ross Stores, Inc.(a)	2,798	316,034
TJX Cos., Inc. (The)(a)	8,635	767,479
Ulta Beauty, Inc.(a)*	2,548	1,017,799
		7,853,113
Consumer Durables & Apparel — 0.8%
DR Horton, Inc.(a)	3,954	424,936
Garmin Ltd. (Switzerland)	5,181	545,041
Lennar Corp., Class A	414	46,463
NIKE, Inc., Class B(a)	4,632	442,912
PulteGroup, Inc.(a)	13,593	1,006,562
Tapestry, Inc.(a)	43,253	1,243,524
		3,709,438
Consumer Services — 1.8%
Booking Holdings, Inc.(a)*	118	363,906
Caesars Entertainment, Inc.(a)*	16,834	780,256
Darden Restaurants, Inc.(a)	245	35,089
Las Vegas Sands Corp.(a)	3,694	169,333
Marriott International, Inc., Class A(a)	11,092	2,180,243
McDonald's Corp.(a)	5,696	1,500,554
MGM Resorts International(a)	23,002	845,554
Starbucks Corp.(a)	8,180	746,589
Yum! Brands, Inc.(a)	11,830	1,478,040
		8,099,564
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.(a)	1,836	1,037,266
Kroger Co. (The)(a)	5,089	227,733
Sysco Corp.(a)	7,433	490,950
Walgreens Boots Alliance, Inc.(a)	28,778	640,023
Walmart, Inc.(a)	15,178	2,427,417
		4,823,389

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Energy — 3.1%
APA Corp.(a)	7,389	$ 303,688
Baker Hughes Co.(a)	61,231	2,162,679
Chevron Corp.(a)	3,504	590,844
ConocoPhillips (a)	5,008	599,958
Devon Energy Corp.(a)	18,816	897,523
EOG Resources, Inc.(a)	5,117	648,631
EQT Corp.(a)	37,290	1,513,228
Exxon Mobil Corp.(a)	11,562	1,359,460
Halliburton Co.(a)	24,593	996,017
Kinder Morgan, Inc.(a)	101,125	1,676,652
Marathon Petroleum Corp.(a)	6,612	1,000,660
Occidental Petroleum Corp.(a)	4,762	308,959
ONEOK, Inc.(a)	18,037	1,144,087
Pioneer Natural Resources Co.(a)	2,950	677,173
Valero Energy Corp.(a)	2,826	400,472
		14,280,031
Equity Real Estate Investment Trusts (REITs) — 1.7%
Alexandria Real Estate Equities, Inc.(a)	4,097	410,110
American Tower Corp.(a)	1,041	171,192
AvalonBay Communities, Inc.	371	63,715
Camden Property Trust(a)	1,696	160,408
Crown Castle, Inc.	1,726	158,844
Digital Realty Trust, Inc.(a)	7,632	923,625
Essex Property Trust, Inc.(a)	1,118	237,117
Extra Space Storage, Inc.(a)	4,856	590,392
Healthpeak Properties, Inc.(a)	10,613	194,855
Prologis, Inc.(a)	2,930	328,775
Realty Income Corp.(a)	30,931	1,544,694
SBA Communications Corp.	423	84,672
Simon Property Group, Inc.(a)	10,474	1,131,506
VICI Properties, Inc.(a)	32,809	954,742
Welltower, Inc.(a)	8,296	679,608
		7,634,255
Financial Services — 2.4%
American Express Co.	692	103,239
Ameriprise Financial, Inc.	13	4,286
Berkshire Hathaway, Inc., Class B(a)*	738	258,521
BlackRock, Inc.(a)	378	244,373
Capital One Financial Corp.(a)	4,434	430,320
Cboe Global Markets, Inc.	112	17,496
Charles Schwab Corp. (The)(a)	6,151	337,690
CME Group, Inc.(a)	1,335	267,294
Fiserv, Inc.(a)*	3,762	424,956
FleetCor Technologies, Inc.(a)*	4,822	1,231,250
Franklin Resources, Inc.(a)	29,740	731,009
Goldman Sachs Group, Inc. (The)(a)	1,904	616,077
	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial Services — (Continued)
Intercontinental Exchange, Inc.(a)	6,138	$ 675,303
Invesco Ltd. (Bermuda)	2,289	33,236
Mastercard, Inc., Class A(a)	2,863	1,133,490
Nasdaq, Inc.(a)	26,793	1,301,872
PayPal Holdings, Inc.(a)*	12,074	705,846
Raymond James Financial, Inc.	919	92,295
S&P Global, Inc.(a)	867	316,810
T Rowe Price Group, Inc.(a)	7,555	792,293
Visa, Inc., Class A(a)	6,673	1,534,857
		11,252,513
Food, Beverage & Tobacco — 2.6%
Altria Group, Inc.(a)	3,963	166,644
Archer-Daniels-Midland Co.(a)	4,193	316,236
Campbell Soup Co.(a)	15,054	618,418
Coca-Cola Co. (The)(a)	30,821	1,725,360
Constellation Brands, Inc., Class A(a)	2,150	540,359
General Mills, Inc.(a)	14,734	942,829
Hershey Co. (The)	560	112,045
J M Smucker Co. (The)(a)	8,997	1,105,821
Kellanova (a)	22,250	1,324,097
Keurig Dr Pepper, Inc.(a)	26,015	821,293
Kraft Heinz Co. (The)(a)	34,298	1,153,785
Molson Coors Beverage Co., Class B(a)	6,591	419,122
Mondelez International, Inc., Class A(a)	23,159	1,607,235
PepsiCo, Inc.(a)	2,573	435,969
Philip Morris International, Inc.(a)	10,443	966,813
		12,256,026
Health Care Equipment & Services — 2.9%
Abbott Laboratories(a)	2,231	216,072
Baxter International, Inc.(a)	5,994	226,213
Cardinal Health, Inc.(a)	5,217	452,940
Cencora, Inc.	964	173,491
Centene Corp.(a)*	9,967	686,527
Cigna Group (The)(a)	2,610	746,643
CVS Health Corp.(a)	12,699	886,644
DaVita, Inc.(a)*	6,522	616,525
DENTSPLY SIRONA, Inc.(a)	27,420	936,667
GE HealthCare Technologies, Inc.(a)	28,931	1,968,465
HCA Healthcare, Inc.(a)	3,204	788,120
Hologic, Inc.(a)*	22,815	1,583,361
McKesson Corp.(a)	605	263,084
Medtronic PLC (Ireland)	4,360	341,650
Molina Healthcare, Inc.(a)*	3,282	1,076,135
Stryker Corp.(a)	1,714	468,385
Teleflex, Inc.(a)	1,965	385,946

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
UnitedHealth Group, Inc.(a)	874	$ 440,662
Zimmer Biomet Holdings, Inc.(a)	9,740	1,093,023
		13,350,553
Household & Personal Products — 1.0%
Colgate-Palmolive Co.	2,945	209,419
Kenvue, Inc.(a)	91,487	1,837,059
Kimberly-Clark Corp.(a)	8,084	976,952
Procter & Gamble Co. (The)(a)	10,041	1,464,580
		4,488,010
Insurance — 1.1%
Aflac, Inc.(a)	2,542	195,099
Aon PLC, Class A (Ireland)	218	70,680
Arch Capital Group Ltd. (Bermuda)*	10,750	856,882
Arthur J Gallagher & Co.	401	91,400
Assurant, Inc.(a)	3,275	470,225
Brown & Brown, Inc.(a)	5,001	349,270
Chubb Ltd. (Switzerland)	1,020	212,344
Cincinnati Financial Corp.(a)	6,705	685,854
Everest Group Ltd. (Bermuda)	242	89,944
Loews Corp.(a)	15,196	962,059
MetLife, Inc.(a)	12,819	806,443
Principal Financial Group, Inc.(a)	376	27,098
Willis Towers Watson PLC (Ireland)	330	68,957
		4,886,255
Materials — 2.4%
CF Industries Holdings, Inc.(a)	12,068	1,034,710
Dow, Inc.(a)	3,105	160,094
DuPont de Nemours, Inc.(a)	10,982	819,147
Eastman Chemical Co.(a)	612	46,953
Ecolab, Inc.(a)	2,440	413,336
Freeport-McMoRan, Inc.(a)	1,891	70,515
International Paper Co.(a)	29,787	1,056,545
Linde PLC (Ireland)	4,201	1,564,242
LyondellBasell Industries NV, Class A (Netherlands)	2,914	275,956
Mosaic Co. (The)(a)	43,784	1,558,711
Nucor Corp.(a)	4,083	638,377
Packaging Corp. of America(a)	14,225	2,184,249
Sealed Air Corp.(a)	13,806	453,665
Steel Dynamics, Inc.(a)	5,842	626,379
Vulcan Materials Co.(a)	1,481	299,192
		11,202,071
Media & Entertainment — 2.1%
Activision Blizzard, Inc.(a)	5,794	542,492
Alphabet, Inc., Class A(a)*	17,630	2,307,062
	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Charter Communications, Inc., Class A(a)*	311	$ 136,784
Comcast Corp., Class A(a)	13,023	577,440
Electronic Arts, Inc.	2,658	320,023
Fox Corp., Class A(a)	21,212	661,814
Interpublic Group of Cos., Inc. (The)(a)	14,687	420,930
Meta Platforms, Inc., Class A(a)*	6,968	2,091,863
Netflix, Inc.(a)*	3,898	1,471,885
News Corp., Class A(a)	8,036	161,202
Omnicom Group, Inc.(a)	6,869	511,603
Take-Two Interactive Software, Inc.*	280	39,309
Walt Disney Co. (The)*	3,202	259,522
Warner Bros Discovery, Inc.(a)*	4,445	48,273
		9,550,202
Pharmaceuticals, Biotechnology & Life Sciences — 3.5%
AbbVie, Inc.	3,727	555,547
Amgen, Inc.(a)	2,843	764,085
Biogen, Inc.(a)*	2,133	548,202
Bristol-Myers Squibb Co.(a)	11,637	675,412
Danaher Corp.(a)	1,372	340,393
Gilead Sciences, Inc.(a)	22,178	1,662,019
Illumina, Inc.(a)*	323	44,341
Incyte Corp.*	1,172	67,706
IQVIA Holdings, Inc.(a)*	3,668	721,679
Johnson & Johnson(a)	14,069	2,191,247
Merck & Co., Inc.(a)	11,988	1,234,165
Mettler-Toledo International, Inc.(a)*	772	855,430
Organon & Co.(a)	80,931	1,404,962
Pfizer, Inc.(a)	47,885	1,588,346
Revvity, Inc.(a)	14,262	1,578,803
Vertex Pharmaceuticals, Inc.*	918	319,225
Viatris, Inc.(a)	121,641	1,199,380
West Pharmaceutical Services, Inc.(a)	1,026	384,966
		16,135,908
Semiconductors & Semiconductor Equipment — 3.9%
Applied Materials, Inc.(a)	9,468	1,310,845
Broadcom, Inc.(a)	1,151	955,998
KLA Corp.(a)	2,451	1,124,176
Lam Research Corp.(a)	3,477	2,179,279
Microchip Technology, Inc.(a)	33,378	2,605,153
Micron Technology, Inc.	1,644	111,841
NVIDIA Corp.(a)	9,238	4,018,438
NXP Semiconductors NV (Netherlands)	6,568	1,313,074
ON Semiconductor Corp.(a)*	3,963	368,361

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Qorvo, Inc.(a)*	1,897	$ 181,107
QUALCOMM, Inc.(a)	11,187	1,242,428
Skyworks Solutions, Inc.(a)	28,861	2,845,406
SolarEdge Technologies, Inc.*	54	6,993
		18,263,099
Software & Services — 2.6%
Accenture PLC, Class A (Ireland)	2,035	624,969
Adobe, Inc.(a)*	1,041	530,806
ANSYS, Inc.*	46	13,687
Autodesk, Inc.*	267	55,245
Cadence Design Systems, Inc.*	120	28,116
Cognizant Technology Solutions Corp., Class A	126	8,535
EPAM Systems, Inc.*	38	9,716
Fair Isaac Corp.(a)*	687	596,680
Gen Digital, Inc.(a)	69,205	1,223,545
International Business Machines Corp.(a)	4,671	655,341
Microsoft Corp.(a)	14,452	4,563,219
Oracle Corp.(a)	9,152	969,380
Roper Technologies, Inc.(a)	1,375	665,885
Salesforce, Inc.(a)*	4,349	881,890
ServiceNow, Inc.(a)*	501	280,039
Synopsys, Inc.*	390	178,998
VeriSign, Inc.(a)*	4,743	960,600
		12,246,651
Technology Hardware & Equipment — 1.8%
Amphenol Corp., Class A(a)	4,672	392,401
Apple, Inc.(a)	2,801	479,559
CDW Corp.	597	120,451
Cisco Systems, Inc.(a)	23,141	1,244,060
F5, Inc.(a)*	3,448	555,611
Hewlett Packard Enterprise Co.(a)	82,793	1,438,114
HP, Inc.(a)	41,224	1,059,457
Motorola Solutions, Inc.(a)	159	43,286
NetApp, Inc.(a)	10,058	763,201
Seagate Technology Holdings PLC (Ireland)	8,981	592,297
TE Connectivity Ltd. (Switzerland)	4,092	505,485
Teledyne Technologies, Inc.(a)*	2,312	944,637
		8,138,559
Telecommunication Services — 0.4%
AT&T, Inc.(a)	59,656	896,033
T-Mobile US, Inc.(a)*	4,050	567,203
Verizon Communications, Inc.(a)	12,088	391,772
		1,855,008
	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — 1.3%
American Airlines Group, Inc.(a)*	58,215	$ 745,734
CSX Corp.(a)	27,149	834,832
Delta Air Lines, Inc.(a)	51,286	1,897,582
Expeditors International of Washington, Inc.(a)	6,011	689,041
FedEx Corp.(a)	4,521	1,197,703
Norfolk Southern Corp.(a)	1,262	248,526
Old Dominion Freight Line, Inc.(a)	733	299,899
		5,913,317
Utilities — 1.0%
Consolidated Edison, Inc.(a)	16,072	1,374,638
Constellation Energy Corp.(a)	2,459	268,228
NRG Energy, Inc.(a)	54,670	2,105,888
PG&E Corp.*	6,644	107,168
Public Service Enterprise Group, Inc.(a)	16,566	942,771
		4,798,693
TOTAL COMMON STOCKS (Cost $205,556,936)		218,206,220
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY(b) — 46.5%
Gotham Enhanced 500 ETF	9,060,300	214,689,245
TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANY (Cost $220,875,121)		214,689,245

TOTAL INVESTMENTS - 93.7% (Cost $426,432,057)		432,895,465
OTHER ASSETS IN EXCESS OF LIABILITIES - 6.3%		29,297,907
NET ASSETS - 100.0%		$ 462,193,372

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
(b)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds are publicly available on the Securities and Exchange Commission’s website.
*	Non-income producing.
ETF	Exchange-Traded Fund
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
The portfolio matures between July 29, 2024 and July 11, 2028, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The maturity date shown in the table below is the earliest maturity date for the specific entity. The following table represents the individual long and short positions and related values of total return swaps, which represents 5.3% of net assets as of September 30, 2023:
Total Return Swaps
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
BorgWarner, Inc.	USFF +0.250%	Weekly	MS	01/07/27	102,749	$ 4,088,951	$ 4,147,977	$ 204,105
General Motors Co.	USFF +0.250%	Weekly	MS	07/29/24	70,066	2,470,274	2,310,076	(68,416)
					172,815	6,559,225	6,458,053	135,689
Banks
Bank of America Corp.	USFF +0.250%	Weekly	MS	07/29/24	43,862	1,374,445	1,200,942	(51,025)
Citizens Financial Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,180	63,047	58,424	(811)
JPMorgan Chase & Co.	USFF +0.250%	Weekly	MS	07/29/24	20,630	2,324,575	2,991,763	849,888
PNC Financial Services Group, Inc. (The)	USFF +0.250%	Weekly	MS	07/29/24	3,821	540,873	469,104	(17,025)
Truist Financial Corp.	USFF +0.250%	Weekly	MS	01/10/28	4,533	151,915	129,689	(11,385)
US Bancorp	USFF +0.250%	Weekly	MS	01/10/28	5,231	184,352	172,937	1,756
					80,257	4,639,207	5,022,859	771,398
Capital Goods
A. O. Smith Corp.	USFF +0.250%	Weekly	MS	01/07/27	35,332	2,234,418	2,336,505	195,331
AMETEK, Inc.	USFF +0.250%	Weekly	MS	07/29/24	10,444	1,480,501	1,543,205	117,458
Boeing Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	5,147	1,046,427	986,577	(28,037)
Caterpillar, Inc.	USFF +0.250%	Weekly	MS	07/08/27	16,858	3,683,005	4,602,234	1,131,216
Deere & Co.	USFF +0.250%	Weekly	MS	01/10/28	1,003	372,165	378,512	20,164
Eaton Corp. PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	3,589	583,101	765,462	205,914
Emerson Electric Co.	USFF +0.250%	Weekly	MS	07/29/24	30,085	2,680,829	2,905,308	352,299
Fortive Corp.	USFF +0.250%	Weekly	MS	07/29/24	1,626	115,293	120,584	9,638
General Dynamics Corp.	USFF +0.250%	Weekly	MS	07/29/24	9,293	2,019,306	2,053,474	107,576
General Electric Co.	USFF +0.250%	Weekly	MS	01/07/27	26,067	2,238,670	2,881,707	716,233
Howmet Aerospace, Inc.	USFF +0.250%	Weekly	MS	07/08/27	33,645	1,285,605	1,556,081	313,979
Illinois Tool Works, Inc.	USFF +0.250%	Weekly	MS	01/07/27	8,952	1,857,428	2,061,735	310,087
Ingersoll Rand, Inc.	USFF +0.250%	Weekly	MS	01/10/28	20,561	1,122,776	1,310,147	222,331
Johnson Controls International PLC (Ireland)	USFF +0.250%	Weekly	MS	07/29/24	12,824	763,914	682,365	(56,095)
Lockheed Martin Corp.	USFF +0.250%	Weekly	MS	07/29/24	5,294	2,350,640	2,165,034	(52,749)
Masco Corp.	USFF +0.250%	Weekly	MS	07/08/27	18,696	944,798	999,301	96,184
Northrop Grumman Corp.	USFF +0.250%	Weekly	MS	07/29/24	515	225,200	226,698	17,203
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Otis Worldwide Corp.	USFF +0.250%	Weekly	MS	01/10/28	19,301	$ 1,677,244	$ 1,550,063	$ (71,168)
PACCAR, Inc.	USFF +0.250%	Weekly	MS	07/08/27	19,134	1,350,147	1,626,773	348,272
Parker-Hannifin Corp.	USFF +0.250%	Weekly	MS	01/10/28	6,474	2,265,554	2,521,752	331,604
Pentair PLC (Ireland)	USFF +0.250%	Weekly	MS	07/29/24	36,914	2,066,705	2,390,182	416,624
Snap-on, Inc.	USFF +0.250%	Weekly	MS	07/29/24	9,659	2,005,295	2,463,625	633,441
Textron, Inc.	USFF +0.250%	Weekly	MS	01/05/26	21,054	1,406,449	1,645,160	300,443
Trane Technologies PLC (Ireland)	USFF +0.250%	Weekly	MS	07/29/24	2,535	419,560	514,377	124,289
TransDigm Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,689	1,199,173	1,424,047	261,319
United Rentals, Inc.	USFF +0.250%	Weekly	MS	07/08/27	328	110,733	145,819	39,298
WW Grainger, Inc.	USFF +0.250%	Weekly	MS	07/29/24	3,336	2,057,957	2,307,978	344,728
					360,355	39,562,893	44,164,705	6,407,582
Commercial & Professional Services
Automatic Data Processing, Inc.	USFF +0.250%	Weekly	MS	07/29/24	10,003	2,250,029	2,406,522	242,991
Broadridge Financial Solutions, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,583	465,798	462,486	13,749
Copart, Inc.	USFF +0.250%	Weekly	MS	07/08/27	36,568	1,395,954	1,575,715	222,177
Jacobs Solutions, Inc.	USFF +0.250%	Weekly	MS	01/10/28	7,373	935,361	1,006,415	100,704
Paychex, Inc.	USFF +0.250%	Weekly	MS	01/10/28	5,748	614,115	662,917	77,103
Republic Services, Inc.	USFF +0.250%	Weekly	MS	01/10/28	13,704	2,030,128	1,952,957	(4,439)
Robert Half, Inc.	USFF +0.250%	Weekly	MS	07/29/24	19,208	1,423,475	1,407,562	50,599
Verisk Analytics, Inc.	USFF +0.250%	Weekly	MS	01/10/28	5,407	1,209,947	1,277,350	107,257
					100,594	10,324,807	10,751,924	810,141
Consumer Discretionary Distribution & Retail
Amazon.com, Inc.	USFF +0.250%	Weekly	MS	07/29/24	78,353	8,478,751	9,960,233	1,735,912
Bath & Body Works, Inc.	USFF +0.250%	Weekly	MS	01/07/27	30,589	933,563	1,033,908	144,634
Best Buy Co., Inc.	USFF +0.250%	Weekly	MS	07/29/24	12,622	895,529	876,850	58,872
CarMax, Inc.	USFF +0.250%	Weekly	MS	01/10/28	8,956	545,458	633,458	104,615
eBay, Inc.	USFF +0.250%	Weekly	MS	07/29/24	51,295	2,110,369	2,261,597	259,272
Home Depot, Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	4,349	1,360,106	1,314,094	2,719
LKQ Corp.	USFF +0.250%	Weekly	MS	07/11/28	28,786	1,503,493	1,425,195	(30,290)
Lowe's Cos., Inc.	USFF +0.250%	Weekly	MS	07/29/24	6,780	1,361,060	1,409,155	135,463
O'Reilly Automotive, Inc.	USFF +0.250%	Weekly	MS	07/29/24	366	280,447	332,643	59,610
Pool Corp.	USFF +0.250%	Weekly	MS	07/11/28	2,030	764,584	722,883	(20,933)
Ross Stores, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,848	330,718	321,682	1,292
TJX Cos., Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	9,095	709,583	808,364	123,794
Ulta Beauty, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,602	1,006,688	1,039,369	60,282
					238,671	20,280,349	22,139,431	2,635,242
Consumer Durables & Apparel
DR Horton, Inc.	USFF +0.250%	Weekly	MS	07/29/24	10,644	963,747	1,143,911	218,552
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Garmin Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	01/10/28	5,901	$ 621,671	$ 620,785	$ 23,408
Lennar Corp., Class A	USFF +0.250%	Weekly	MS	07/29/24	1,462	123,112	164,080	49,974
NIKE, Inc., Class B	USFF +0.250%	Weekly	MS	07/29/24	4,978	474,245	475,996	(3,798)
PulteGroup, Inc.	USFF +0.250%	Weekly	MS	01/10/28	15,431	1,019,997	1,142,666	158,617
Tapestry, Inc.	USFF +0.250%	Weekly	MS	07/29/24	45,840	1,478,532	1,317,900	(52,101)
					84,256	4,681,304	4,865,338	394,652
Consumer Services
Booking Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,360	2,592,583	4,194,172	1,679,689
Caesars Entertainment, Inc.	USFF +0.250%	Weekly	MS	01/10/28	40,091	1,751,145	1,858,218	159,718
Darden Restaurants, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,409	211,012	201,797	(21,544)
Las Vegas Sands Corp.	USFF +0.250%	Weekly	MS	07/08/27	5,323	186,018	244,006	64,764
Marriott International, Inc., Class A	USFF +0.250%	Weekly	MS	01/05/26	15,528	2,600,270	3,052,184	548,771
McDonald's Corp.	USFF +0.250%	Weekly	MS	07/29/24	6,999	1,760,983	1,843,817	233,679
MGM Resorts International	USFF +0.250%	Weekly	MS	01/10/28	48,153	1,931,975	1,770,104	(103,194)
Starbucks Corp.	USFF +0.250%	Weekly	MS	01/07/27	9,886	885,931	902,295	56,164
Yum! Brands, Inc.	USFF +0.250%	Weekly	MS	07/29/24	12,305	1,522,902	1,537,387	111,578
					141,054	13,442,819	15,603,980	2,729,625
Consumer Staples Distribution & Retail
Costco Wholesale Corp.	USFF +0.250%	Weekly	MS	07/11/28	3,494	1,927,578	1,973,970	106,353
Kroger Co. (The)	USFF +0.250%	Weekly	MS	07/29/24	9,146	408,445	409,284	18,716
Sysco Corp.	USFF +0.250%	Weekly	MS	01/10/28	8,665	634,584	572,323	(41,329)
Walgreens Boots Alliance, Inc.	USFF +0.250%	Weekly	MS	07/29/24	29,601	768,614	658,326	(77,802)
Walmart, Inc.	USFF +0.250%	Weekly	MS	07/29/24	15,636	2,248,720	2,500,665	402,642
					66,542	5,987,941	6,114,568	408,580
Energy
APA Corp.	USFF +0.250%	Weekly	MS	07/29/24	84,420	2,652,492	3,469,662	971,728
Baker Hughes Co.	USFF +0.250%	Weekly	MS	01/10/28	48,317	1,524,655	1,706,556	240,212
Chevron Corp.	USFF +0.250%	Weekly	MS	01/07/27	12,108	1,826,722	2,041,651	365,360
ConocoPhillips	USFF +0.250%	Weekly	MS	01/07/27	15,402	1,475,129	1,845,160	507,418
Devon Energy Corp.	USFF +0.250%	Weekly	MS	01/10/28	35,111	1,672,057	1,674,795	80,586
EOG Resources, Inc.	USFF +0.250%	Weekly	MS	07/29/24	14,116	1,523,741	1,789,344	442,218
EQT Corp.	USFF +0.250%	Weekly	MS	07/08/27	63,616	2,027,601	2,581,537	637,918
Exxon Mobil Corp.	USFF +0.250%	Weekly	MS	07/06/26	19,298	1,506,453	2,269,059	954,428
Halliburton Co.	USFF +0.250%	Weekly	MS	07/29/24	40,130	1,188,508	1,625,265	505,428
Kinder Morgan, Inc.	USFF +0.250%	Weekly	MS	07/08/27	132,701	2,231,334	2,200,183	114,659
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Marathon Petroleum Corp.	USFF +0.250%	Weekly	MS	07/29/24	7,897	$ 785,968	$ 1,195,132	$ 474,658
Occidental Petroleum Corp.	USFF +0.250%	Weekly	MS	07/06/26	5,808	363,368	376,823	26,992
ONEOK, Inc.	USFF +0.250%	Weekly	MS	01/07/27	20,722	1,226,455	1,314,396	159,861
Pioneer Natural Resources Co.	USFF +0.250%	Weekly	MS	01/10/28	3,549	691,491	814,673	157,869
Valero Energy Corp.	USFF +0.250%	Weekly	MS	07/06/26	3,107	354,345	440,293	132,626
					506,302	21,050,319	25,344,529	5,771,961
Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities, Inc.	USFF +0.250%	Weekly	MS	01/10/28	15,419	1,638,047	1,543,442	(27,626)
American Tower Corp.	USFF +0.250%	Weekly	MS	07/29/24	2,002	439,107	329,229	(81,709)
AvalonBay Communities, Inc.	USFF +0.250%	Weekly	MS	07/29/24	7,559	1,280,160	1,298,183	104,369
Camden Property Trust	USFF +0.250%	Weekly	MS	01/10/28	3,674	391,935	347,487	(24,993)
Crown Castle, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,280	452,508	393,888	(39,641)
Digital Realty Trust, Inc.	USFF +0.250%	Weekly	MS	01/10/28	13,849	1,509,692	1,676,006	240,747
Essex Property Trust, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,577	539,037	546,556	35,845
Extra Space Storage, Inc.	USFF +0.250%	Weekly	MS	07/29/24	7,874	1,098,289	957,321	(55,897)
Healthpeak Properties, Inc.	USFF +0.250%	Weekly	MS	01/10/28	12,221	229,110	224,378	3,164
Prologis, Inc.	USFF +0.250%	Weekly	MS	07/08/27	3,527	376,173	395,765	38,323
Realty Income Corp.	USFF +0.250%	Weekly	MS	07/06/26	36,016	2,188,755	1,798,639	(231,306)
SBA Communications Corp.	USFF +0.250%	Weekly	MS	07/29/24	285	78,768	57,048	(17,513)
Simon Property Group, Inc.	USFF +0.250%	Weekly	MS	07/29/24	11,497	1,207,750	1,242,021	168,684
VICI Properties, Inc.	USFF +0.250%	Weekly	MS	07/08/27	44,275	1,377,215	1,288,403	(4,473)
Welltower, Inc.	USFF +0.250%	Weekly	MS	07/08/27	11,624	796,386	952,238	206,314
					176,679	13,602,932	13,050,604	314,288
Financial Services
American Express Co.	USFF +0.250%	Weekly	MS	01/07/27	7,320	1,074,088	1,092,071	63,361
Ameriprise Financial, Inc.	USFF +0.250%	Weekly	MS	07/11/28	14	4,714	4,616	132
Berkshire Hathaway, Inc., Class B	USFF +0.250%	Weekly	MS	07/29/24	15,496	3,280,760	5,428,249	2,247,082
BlackRock, Inc.	USFF +0.250%	Weekly	MS	07/29/24	2,388	1,389,531	1,543,818	336,623
Capital One Financial Corp.	USFF +0.250%	Weekly	MS	07/08/27	9,619	896,746	933,524	85,539
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Financial Services — (continued)
Cboe Global Markets, Inc.	USFF +0.250%	Weekly	MS	01/10/28	569	$ 76,921	$ 88,883	$ 14,962
Charles Schwab Corp. (The)	USFF +0.250%	Weekly	MS	01/07/27	7,030	454,955	385,947	(46,869)
CME Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,620	955,112	1,125,236	235,399
Fiserv, Inc.	USFF +0.250%	Weekly	MS	01/10/28	6,458	735,750	729,496	16,133
FleetCor Technologies, Inc.	USFF +0.250%	Weekly	MS	07/08/27	14,343	2,563,788	3,662,342	1,176,397
Franklin Resources, Inc.	USFF +0.250%	Weekly	MS	07/29/24	79,070	2,205,064	1,943,541	(51,544)
Goldman Sachs Group, Inc. (The)	USFF +0.250%	Weekly	MS	07/08/27	2,685	936,101	868,785	(18,551)
Intercontinental Exchange, Inc.	USFF +0.250%	Weekly	MS	07/29/24	11,063	1,054,775	1,217,151	230,828
Invesco Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/29/24	4,488	62,541	65,166	14,890
Mastercard, Inc., Class A	USFF +0.250%	Weekly	MS	07/29/24	3,512	1,014,337	1,390,436	426,498
Nasdaq, Inc.	USFF +0.250%	Weekly	MS	07/29/24	31,407	1,703,853	1,526,066	(59,154)
PayPal Holdings, Inc.	USFF +0.250%	Weekly	MS	01/07/27	12,480	884,088	729,581	(127,620)
Raymond James Financial, Inc.	USFF +0.250%	Weekly	MS	01/07/27	918	93,675	92,195	3,141
S&P Global, Inc.	USFF +0.250%	Weekly	MS	11/03/25	1,277	395,825	466,629	86,005
T Rowe Price Group, Inc.	USFF +0.250%	Weekly	MS	07/29/24	13,275	1,444,407	1,392,149	156,493
Visa, Inc., Class A	USFF +0.250%	Weekly	MS	07/29/24	7,163	1,369,642	1,647,562	356,660
					236,195	22,596,673	26,333,443	5,146,405
Food, Beverage & Tobacco
Altria Group, Inc.	USFF +0.250%	Weekly	MS	07/29/24	13,669	599,120	574,781	157,164
Archer-Daniels-Midland Co.	USFF +0.250%	Weekly	MS	07/29/24	23,925	1,819,499	1,804,424	62,391
Campbell Soup Co.	USFF +0.250%	Weekly	MS	07/06/26	44,057	2,030,471	1,809,862	(106,991)
Coca-Cola Co. (The)	USFF +0.250%	Weekly	MS	07/29/24	36,737	2,137,424	2,056,537	117,652
Constellation Brands, Inc., Class A	USFF +0.250%	Weekly	MS	07/11/28	2,240	581,491	562,979	(408)
General Mills, Inc.	USFF +0.250%	Weekly	MS	07/29/24	23,474	1,564,024	1,502,101	43,129
Hershey Co. (The)	USFF +0.250%	Weekly	MS	01/05/26	945	192,993	189,076	5,818
J M Smucker Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	9,218	1,372,583	1,132,984	(181,494)
Kellanova	USFF +0.250%	Weekly	MS	07/08/27	31,301	2,178,370	1,862,723	(195,599)
Keurig Dr Pepper, Inc.	USFF +0.250%	Weekly	MS	01/10/28	32,529	1,095,480	1,026,941	(28,392)
Kraft Heinz Co. (The)	USFF +0.250%	Weekly	MS	07/29/24	59,761	2,204,543	2,010,360	5,443
Molson Coors Beverage Co., Class B	USFF +0.250%	Weekly	MS	07/29/24	7,904	479,012	502,615	46,940
Mondelez International, Inc., Class A	USFF +0.250%	Weekly	MS	01/05/26	30,591	2,076,373	2,123,015	154,772
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Food, Beverage & Tobacco — (continued)
PepsiCo, Inc.	USFF +0.250%	Weekly	MS	07/29/24	4,787	$ 843,760	$ 811,109	$ 35,855
Philip Morris International, Inc.	USFF +0.250%	Weekly	MS	07/29/24	13,935	1,334,426	1,290,102	55,558
					335,073	20,509,569	19,259,609	171,838
Health Care Equipment & Services
Abbott Laboratories	USFF +0.250%	Weekly	MS	07/29/24	9,067	884,092	878,139	79,726
Baxter International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	26,761	1,099,941	1,009,960	(46,834)
Cardinal Health, Inc.	USFF +0.250%	Weekly	MS	07/08/27	21,254	1,506,250	1,845,272	424,690
Cencora, Inc.	USFF +0.250%	Weekly	MS	01/05/26	11,706	1,949,741	2,106,729	230,245
Centene Corp.	USFF +0.250%	Weekly	MS	01/10/28	31,423	2,055,055	2,164,416	171,771
Cigna Group (The)	USFF +0.250%	Weekly	MS	07/06/26	5,224	1,333,696	1,494,430	228,440
CVS Health Corp.	USFF +0.250%	Weekly	MS	07/29/24	36,123	2,477,260	2,522,108	221,421
DaVita, Inc.	USFF +0.250%	Weekly	MS	01/10/28	14,091	1,316,792	1,332,022	55,245
DENTSPLY SIRONA, Inc.	USFF +0.250%	Weekly	MS	07/08/27	27,970	795,285	955,455	199,630
GE HealthCare Technologies, Inc.	USFF +0.250%	Weekly	MS	01/07/27	45,227	2,798,916	3,077,245	368,178
HCA Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/29/24	6,063	1,294,681	1,491,377	253,321
Hologic, Inc.	USFF +0.250%	Weekly	MS	07/29/24	32,670	2,398,131	2,267,298	(58,016)
McKesson Corp.	USFF +0.250%	Weekly	MS	07/29/24	768	312,231	333,965	34,956
Medtronic PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	6,386	504,313	500,407	19,967
Molina Healthcare, Inc.	USFF +0.250%	Weekly	MS	01/07/27	4,494	1,293,564	1,473,538	219,284
Stryker Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,758	463,985	480,409	34,752
Teleflex, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,064	399,966	405,390	20,432
UnitedHealth Group, Inc.	USFF +0.250%	Weekly	MS	07/29/24	1,543	734,726	777,965	87,544
Zimmer Biomet Holdings, Inc.	USFF +0.250%	Weekly	MS	01/10/28	10,180	1,236,479	1,142,400	(50,580)
					294,772	24,855,104	26,258,525	2,494,172
Household & Personal Products
Colgate-Palmolive Co.	USFF +0.250%	Weekly	MS	07/11/28	20,939	1,585,776	1,488,972	(48,264)
Kenvue, Inc.	USFF +0.250%	Weekly	MS	07/11/28	93,847	2,130,975	1,884,448	(181,814)
Kimberly-Clark Corp.	USFF +0.250%	Weekly	MS	01/07/27	13,389	1,682,251	1,618,061	45,035
Procter & Gamble Co. (The)	USFF +0.250%	Weekly	MS	07/29/24	11,021	1,477,920	1,607,523	244,015
					139,196	6,876,922	6,599,004	58,972
Insurance
Aflac, Inc.	USFF +0.250%	Weekly	MS	07/29/24	19,151	1,284,886	1,469,839	255,974
Aon PLC, Class A (Ireland)	USFF +0.250%	Weekly	MS	07/29/24	1,360	383,189	440,939	79,375
Arch Capital Group Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	07/08/27	42,773	2,477,535	3,409,436	1,007,127
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Insurance — (continued)
Arthur J Gallagher & Co.	USFF +0.250%	Weekly	MS	01/10/28	4,337	$ 919,069	$ 988,532	$ 99,802
Assurant, Inc.	USFF +0.250%	Weekly	MS	07/29/24	14,175	1,704,163	2,035,247	416,442
Brown & Brown, Inc.	USFF +0.250%	Weekly	MS	07/08/27	36,070	2,273,626	2,519,129	323,318
Chubb Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	01/10/28	2,686	522,521	559,171	58,195
Cincinnati Financial Corp.	USFF +0.250%	Weekly	MS	01/10/28	16,154	1,672,042	1,652,393	52,362
Everest Group Ltd. (Bermuda)	USFF +0.250%	Weekly	MS	01/10/28	283	98,038	105,183	15,943
Loews Corp.	USFF +0.250%	Weekly	MS	07/29/24	22,001	1,246,325	1,392,883	188,871
MetLife, Inc.	USFF +0.250%	Weekly	MS	07/11/28	15,030	955,194	945,537	26,058
Principal Financial Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	380	26,468	27,387	5,410
Willis Towers Watson PLC (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	365	74,441	76,270	3,979
					174,765	13,637,497	15,621,946	2,532,856
Materials
CF Industries Holdings, Inc.	USFF +0.250%	Weekly	MS	07/29/24	47,060	3,239,497	4,034,924	947,016
Dow, Inc.	USFF +0.250%	Weekly	MS	07/29/24	12,842	605,523	662,134	156,630
DuPont de Nemours, Inc.	USFF +0.250%	Weekly	MS	07/29/24	27,806	1,914,827	2,074,050	252,137
Eastman Chemical Co.	USFF +0.250%	Weekly	MS	07/29/24	2,781	198,856	213,358	51,085
Ecolab, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,118	752,324	697,589	(29,736)
Freeport-McMoRan, Inc.	USFF +0.250%	Weekly	MS	07/29/24	4,040	118,310	150,652	41,346
International Paper Co.	USFF +0.250%	Weekly	MS	07/29/24	40,438	1,275,802	1,434,336	317,795
Linde PLC (Ireland)	USFF +0.250%	Weekly	MS	07/29/24	6,398	2,187,087	2,382,295	277,463
LyondellBasell Industries NV, Class A (Netherlands)	USFF +0.250%	Weekly	MS	07/08/27	4,240	378,378	401,528	40,668
Mosaic Co. (The)	USFF +0.250%	Weekly	MS	07/29/24	52,944	1,952,376	1,884,806	43,872
Nucor Corp.	USFF +0.250%	Weekly	MS	07/29/24	4,231	581,314	661,517	111,415
Packaging Corp. of America	USFF +0.250%	Weekly	MS	07/08/27	16,552	2,266,329	2,541,560	404,286
Sealed Air Corp.	USFF +0.250%	Weekly	MS	01/10/28	14,399	493,924	473,151	(4,483)
Steel Dynamics, Inc.	USFF +0.250%	Weekly	MS	07/08/27	8,342	831,304	894,429	99,701
Vulcan Materials Co.	USFF +0.250%	Weekly	MS	01/10/28	2,014	418,660	406,868	1,032
					248,205	17,214,511	18,913,197	2,710,227
Media & Entertainment
Activision Blizzard, Inc.	USFF +0.250%	Weekly	MS	07/06/26	14,608	1,115,051	1,367,747	302,749
Alphabet, Inc., Class A	USFF +0.250%	Weekly	MS	07/29/24	73,951	5,544,866	9,677,228	4,299,090
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
Charter Communications, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	1,118	$ 357,704	$ 491,719	$ 184,063
Comcast Corp., Class A	USFF +0.250%	Weekly	MS	07/29/24	52,817	1,865,892	2,341,906	586,458
Electronic Arts, Inc.	USFF +0.250%	Weekly	MS	11/03/25	5,453	655,676	656,541	22,502
Fox Corp., Class A	USFF +0.250%	Weekly	MS	01/10/28	27,087	834,146	845,114	42,980
Interpublic Group of Cos., Inc. (The)	USFF +0.250%	Weekly	MS	07/29/24	26,832	800,755	769,005	76,647
Meta Platforms, Inc., Class A	USFF +0.250%	Weekly	MS	07/29/24	13,164	1,943,435	3,951,964	2,078,276
Netflix, Inc.	USFF +0.250%	Weekly	MS	01/07/27	4,836	1,712,159	1,826,074	165,923
News Corp., Class A	USFF +0.250%	Weekly	MS	01/07/27	13,016	211,891	261,101	58,285
Omnicom Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	8,968	656,784	667,937	54,088
Take-Two Interactive Software, Inc.	USFF +0.250%	Weekly	MS	07/29/24	829	104,664	116,383	14,962
Walt Disney Co. (The)	USFF +0.250%	Weekly	MS	07/11/28	5,096	425,422	413,031	583
Warner Bros Discovery, Inc.	USFF +0.250%	Weekly	MS	07/08/27	11,454	121,775	124,390	6,365
					259,229	16,350,220	23,510,140	7,892,971
Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	USFF +0.250%	Weekly	MS	07/29/24	19,615	2,902,104	2,923,812	113,791
Amgen, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,423	1,151,796	1,188,725	75,930
Biogen, Inc.	USFF +0.250%	Weekly	MS	01/07/27	10,682	2,724,811	2,745,381	(6,438)
Bristol-Myers Squibb Co.	USFF +0.250%	Weekly	MS	07/06/26	30,074	1,838,185	1,745,495	2,447
Danaher Corp.	USFF +0.250%	Weekly	MS	07/29/24	3,447	780,999	855,201	109,777
Gilead Sciences, Inc.	USFF +0.250%	Weekly	MS	07/29/24	37,223	2,683,645	2,789,492	283,606
Illumina, Inc.	USFF +0.250%	Weekly	MS	01/07/27	709	129,707	97,332	(28,397)
Incyte Corp.	USFF +0.250%	Weekly	MS	01/05/26	1,459	109,498	84,286	(21,822)
IQVIA Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	4,144	887,234	815,332	(44,919)
Johnson & Johnson	USFF +0.250%	Weekly	MS	07/29/24	20,951	3,000,534	3,263,118	660,379
Merck & Co., Inc.	USFF +0.250%	Weekly	MS	07/29/24	13,266	1,327,441	1,365,735	191,286
Mettler-Toledo International, Inc.	USFF +0.250%	Weekly	MS	01/10/28	806	1,046,779	893,104	(121,851)
Organon & Co.	USFF +0.250%	Weekly	MS	07/29/24	83,797	1,779,680	1,454,716	(229,111)
Pfizer, Inc.	USFF +0.250%	Weekly	MS	07/29/24	83,923	3,114,135	2,783,726	34,154
Revvity, Inc.	USFF +0.250%	Weekly	MS	07/29/24	14,702	1,678,625	1,627,511	2,418
Vertex Pharmaceuticals, Inc.	USFF +0.250%	Weekly	MS	07/06/26	977	338,731	339,742	11,575
Viatris, Inc.	USFF +0.250%	Weekly	MS	07/11/28	124,055	1,354,860	1,223,182	(84,778)
West Pharmaceutical Services, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,236	452,885	463,760	24,884
					455,489	27,301,649	26,659,650	972,931
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	USFF +0.250%	Weekly	MS	07/29/24	33,131	$ 3,621,223	$ 4,586,987	$ 1,121,036
Broadcom, Inc.	USFF +0.250%	Weekly	MS	07/29/24	6,736	3,582,837	5,594,787	2,222,463
KLA Corp.	USFF +0.250%	Weekly	MS	07/29/24	5,875	2,168,905	2,694,627	621,023
Lam Research Corp.	USFF +0.250%	Weekly	MS	07/29/24	4,925	1,689,027	3,086,842	1,524,923
Microchip Technology, Inc.	USFF +0.250%	Weekly	MS	01/10/28	35,686	2,703,784	2,785,292	189,673
Micron Technology, Inc.	USFF +0.250%	Weekly	MS	07/29/24	5,503	280,799	374,369	106,940
NVIDIA Corp.	USFF +0.250%	Weekly	MS	01/10/28	11,541	4,302,650	5,020,220	848,897
NXP Semiconductors NV (Netherlands)	USFF +0.250%	Weekly	MS	01/07/27	8,654	1,381,073	1,730,108	412,942
ON Semiconductor Corp.	USFF +0.250%	Weekly	MS	01/07/27	4,588	273,329	426,455	161,486
Qorvo, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,938	158,068	185,021	31,816
QUALCOMM, Inc.	USFF +0.250%	Weekly	MS	07/08/27	12,435	1,320,199	1,381,031	129,284
Skyworks Solutions, Inc.	USFF +0.250%	Weekly	MS	01/10/28	29,449	3,070,415	2,903,377	(53,984)
SolarEdge Technologies, Inc.	USFF +0.250%	Weekly	MS	07/06/26	316	80,153	40,925	(36,728)
					160,777	24,632,462	30,810,041	7,279,771
Software & Services
Accenture PLC, Class A (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	9,716	3,085,594	2,983,881	(8,041)
Adobe, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5,042	1,474,677	2,570,916	1,141,043
ANSYS, Inc.	USFF +0.250%	Weekly	MS	07/08/27	656	135,984	195,193	63,402
Autodesk, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,130	209,359	233,808	30,864
Cadence Design Systems, Inc.	USFF +0.250%	Weekly	MS	07/29/24	1,954	314,235	457,822	163,083
Cognizant Technology Solutions Corp., Class A	USFF +0.250%	Weekly	MS	07/29/24	3,170	189,963	214,736	41,641
EPAM Systems, Inc.	USFF +0.250%	Weekly	MS	07/06/26	341	168,551	87,190	(76,179)
Fair Isaac Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,302	995,052	1,130,826	166,028
Gen Digital, Inc.	USFF +0.250%	Weekly	MS	07/11/28	163,044	3,336,621	2,882,618	(337,189)
International Business Machines Corp.	USFF +0.250%	Weekly	MS	01/10/28	7,628	994,853	1,070,208	128,164
Microsoft Corp.	USFF +0.250%	Weekly	MS	07/29/24	43,683	10,145,588	13,792,907	4,222,135
Oracle Corp.	USFF +0.250%	Weekly	MS	01/10/28	10,362	1,132,013	1,097,543	4,611
Roper Technologies, Inc.	USFF +0.250%	Weekly	MS	07/08/27	1,655	695,651	801,483	129,571
Salesforce, Inc.	USFF +0.250%	Weekly	MS	07/08/27	22,993	3,572,458	4,662,521	1,198,505
ServiceNow, Inc.	USFF +0.250%	Weekly	MS	07/29/24	692	271,696	386,800	138,380
Synopsys, Inc.	USFF +0.250%	Weekly	MS	07/29/24	829	257,600	380,486	130,649
VeriSign, Inc.	USFF +0.250%	Weekly	MS	01/07/27	5,366	1,008,553	1,086,776	107,209
					279,563	27,988,448	34,035,714	7,243,876
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment
Amphenol Corp., Class A	USFF +0.250%	Weekly	MS	01/10/28	39,175	$ 3,146,356	$ 3,290,308	$ 253,951
Apple, Inc.	USFF +0.250%	Weekly	MS	07/29/24	105,928	8,745,185	18,135,933	10,015,451
CDW Corp.	USFF +0.250%	Weekly	MS	01/07/27	3,936	649,505	794,127	171,434
Cisco Systems, Inc.	USFF +0.250%	Weekly	MS	07/29/24	89,759	3,925,693	4,825,444	1,266,964
F5, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,932	653,594	794,742	161,044
Hewlett Packard Enterprise Co.	USFF +0.250%	Weekly	MS	01/10/28	116,982	1,730,521	2,031,977	388,965
HP, Inc.	USFF +0.250%	Weekly	MS	07/29/24	76,230	2,021,798	1,959,111	178,980
Motorola Solutions, Inc.	USFF +0.250%	Weekly	MS	01/10/28	162	42,356	44,103	3,519
NetApp, Inc.	USFF +0.250%	Weekly	MS	07/08/27	11,403	745,716	865,260	154,643
Seagate Technology Holdings PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	10,543	600,628	695,311	127,463
TE Connectivity Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/11/28	4,169	578,632	514,997	(48,356)
Teledyne Technologies, Inc.	USFF +0.250%	Weekly	MS	07/29/24	2,435	963,872	994,892	60,329
					465,654	23,803,856	34,946,205	12,734,387
Telecommunication Services
AT&T, Inc.	USFF +0.250%	Weekly	MS	07/06/26	64,926	1,070,771	975,189	(3,809)
T-Mobile US, Inc.	USFF +0.250%	Weekly	MS	07/29/24	5,078	648,460	711,174	82,453
Verizon Communications, Inc.	USFF +0.250%	Weekly	MS	07/29/24	17,376	823,768	563,156	(178,592)
					87,380	2,542,999	2,249,519	(99,948)
Transportation
American Airlines Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	326,941	4,647,556	4,188,114	(318,386)
CSX Corp.	USFF +0.250%	Weekly	MS	07/29/24	52,510	1,546,218	1,614,683	144,247
Delta Air Lines, Inc.	USFF +0.250%	Weekly	MS	07/11/28	111,347	5,036,283	4,119,839	(763,595)
Expeditors International of Washington, Inc.	USFF +0.250%	Weekly	MS	07/29/24	14,680	1,550,828	1,682,768	215,577
FedEx Corp.	USFF +0.250%	Weekly	MS	01/10/28	6,004	1,494,545	1,590,580	149,310
Norfolk Southern Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,210	437,881	435,215	16,323
Old Dominion Freight Line, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,491	387,490	610,028	243,505
					515,183	15,100,801	14,241,227	(313,019)
Utilities
Consolidated Edison, Inc.	USFF +0.250%	Weekly	MS	01/10/28	37,519	3,411,783	3,209,000	(75,052)
Constellation Energy Corp.	USFF +0.250%	Weekly	MS	01/05/26	5,433	489,978	592,632	121,873
NRG Energy, Inc.	USFF +0.250%	Weekly	MS	07/29/24	58,794	2,096,977	2,264,745	304,559
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
PG&E Corp.	USFF +0.250%	Weekly	MS	07/08/27	6,820	$ 88,945	$ 110,007	$ 23,805
Public Service Enterprise Group, Inc.	USFF +0.250%	Weekly	MS	01/07/27	19,889	1,136,031	1,131,883	69,624
					128,455	7,223,714	7,308,267	444,809

Total Reference Entity — Long						390,766,221	440,262,478	69,649,406
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Short
Automobiles & Components
Aptiv PLC (Jersey)	USFF -0.250%	Weekly	MS	01/07/27	(34,574)	$ (4,060,633)	$ (3,408,651)	$ 551,979
Ford Motor Co.	USFF -0.250%	Weekly	MS	01/10/28	(73,282)	(968,656)	(910,162)	13,801
					(107,856)	(5,029,289)	(4,318,813)	565,780
Banks
Comerica, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(964)	(94,971)	(40,054)	48,010
Fifth Third Bancorp	USFF -0.250%	Weekly	MS	01/07/27	(10,935)	(412,597)	(276,984)	110,270
Huntington Bancshares, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(86,805)	(1,346,822)	(902,772)	352,907
KeyCorp.	USFF -0.250%	Weekly	MS	01/07/27	(18,361)	(375,925)	(197,564)	156,994
M&T Bank Corp.	USFF -0.250%	Weekly	MS	07/08/27	(3,266)	(603,637)	(412,986)	169,616
Regions Financial Corp.	USFF -0.250%	Weekly	MS	07/08/27	(7,287)	(182,092)	(125,336)	50,211
Wells Fargo & Co.	USFF -0.250%	Weekly	MS	07/08/27	(21,134)	(992,447)	(863,535)	87,941
Zions Bancorp NA	USFF -0.250%	Weekly	MS	01/07/27	(2,855)	(201,281)	(99,611)	88,846
					(151,607)	(4,209,772)	(2,918,842)	1,064,795
Capital Goods
3M Co.	USFF -0.250%	Weekly	MS	07/11/28	(11,140)	(1,184,930)	(1,042,927)	114,023
Allegion PLC (Ireland)	USFF -0.250%	Weekly	MS	01/07/27	(11,384)	(1,306,467)	(1,186,213)	75,081
Axon Enterprise, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(26,044)	(5,262,684)	(5,182,496)	(47,189)
Carrier Global Corp.	USFF -0.250%	Weekly	MS	07/11/28	(14,434)	(831,780)	(796,757)	14,949
Cummins, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(17,094)	(4,225,173)	(3,905,295)	136,024
Dover Corp.	USFF -0.250%	Weekly	MS	01/10/28	(9,094)	(1,313,524)	(1,268,704)	10,066
Fastenal Co.	USFF -0.250%	Weekly	MS	01/07/27	(27,153)	(1,519,721)	(1,483,640)	(23,238)
Generac Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(36,612)	(5,366,270)	(3,989,244)	1,241,970
Honeywell International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,412)	(1,097,272)	(999,813)	66,073
Huntington Ingalls Industries, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(20,006)	(4,682,123)	(4,092,827)	398,350
IDEX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(18,614)	(4,030,734)	(3,872,084)	57,955
L3Harris Technologies, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(4,119)	(998,412)	(717,200)	232,284
Nordson Corp.	USFF -0.250%	Weekly	MS	01/10/28	(8,638)	(1,999,988)	(1,927,742)	12,625
Quanta Services, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,676)	(452,190)	(500,599)	(60,802)
Rockwell Automation, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(3,211)	(1,080,798)	(917,929)	124,955
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
RTX Corp.	USFF -0.250%	Weekly	MS	01/07/27	(36,793)	$ (3,594,909)	$ (2,647,992)	$ 804,833
Stanley Black & Decker, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(31,497)	(3,323,365)	(2,632,519)	541,002
Westinghouse Air Brake Technologies Corp.	USFF -0.250%	Weekly	MS	01/07/27	(29,020)	(3,023,899)	(3,083,955)	(145,050)
Xylem, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(58,682)	(6,254,327)	(5,341,822)	737,429
					(371,623)	(51,548,566)	(45,589,758)	4,291,340
Commercial & Professional Services
Ceridian HCM Holding, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(36,051)	(2,914,057)	(2,446,060)	394,416
Cintas Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,234)	(1,100,705)	(1,074,576)	(1,675)
Equifax, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(11,324)	(2,538,215)	(2,074,330)	391,794
Leidos Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(22,820)	(2,077,773)	(2,103,091)	(83,006)
Paycom Software, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(9,794)	(3,166,348)	(2,539,290)	545,266
Rollins, Inc.	USFF -0.250%	Weekly	MS	07/29/24	(59,819)	(2,414,003)	(2,233,043)	109,418
Waste Management, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(10,016)	(1,658,970)	(1,526,839)	83,592
					(152,058)	(15,870,071)	(13,997,229)	1,439,805
Consumer Discretionary Distribution & Retail
AutoZone, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(80)	(204,533)	(203,199)	(8,151)
Etsy, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(48,636)	(5,244,358)	(3,140,913)	1,986,277
Genuine Parts Co.	USFF -0.250%	Weekly	MS	07/11/28	(17,704)	(2,759,355)	(2,556,104)	120,397
Tractor Supply Co.	USFF -0.250%	Weekly	MS	07/06/26	(14,512)	(3,374,308)	(2,946,662)	294,729
					(80,932)	(11,582,554)	(8,846,878)	2,393,252
Consumer Durables & Apparel
Hasbro, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(12,541)	(821,811)	(829,462)	(27,686)
Mohawk Industries, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(7,008)	(876,033)	(601,356)	266,423
NVR, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(271)	(1,645,212)	(1,616,054)	(11,485)
Ralph Lauren Corp.	USFF -0.250%	Weekly	MS	07/11/28	(340)	(40,509)	(39,471)	(98)
VF Corp.	USFF -0.250%	Weekly	MS	07/06/26	(5,764)	(420,837)	(101,850)	291,077
Whirlpool Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,901)	(430,492)	(387,864)	20,352
					(28,825)	(4,234,894)	(3,576,057)	538,583
Consumer Services
Airbnb, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(12,353)	(1,746,718)	(1,694,955)	5,260
Carnival Corp. (Panama)	USFF -0.250%	Weekly	MS	01/05/26	(48,501)	(988,496)	(665,434)	305,532
Chipotle Mexican Grill, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(424)	(876,296)	(776,696)	82,179
Domino's Pizza, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(11,802)	(4,524,667)	(4,470,480)	(103,187)
Expedia Group, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(22,989)	(2,444,737)	(2,369,476)	10,337
Hilton Worldwide Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,641)	(408,195)	(396,625)	(105)
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	07/29/24	(118,273)	$ (2,600,587)	$ (1,949,139)	$ 587,011
Royal Caribbean Cruises Ltd. (Liberia)	USFF -0.250%	Weekly	MS	07/29/24	(9,833)	(1,093,615)	(906,013)	157,316
Wynn Resorts Ltd.	USFF -0.250%	Weekly	MS	07/29/24	(16,471)	(1,916,100)	(1,522,085)	312,000
					(243,287)	(16,599,411)	(14,750,903)	1,356,343
Consumer Staples Distribution & Retail
Dollar General Corp.	USFF -0.250%	Weekly	MS	01/10/28	(16,621)	(2,697,498)	(1,758,502)	866,612
Dollar Tree, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(14,704)	(2,218,302)	(1,565,241)	599,410
Target Corp.	USFF -0.250%	Weekly	MS	01/10/28	(17,633)	(2,424,195)	(1,949,681)	396,620
					(48,958)	(7,339,995)	(5,273,424)	1,862,642
Energy
Coterra Energy, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(6,375)	(203,398)	(172,444)	15,578
Diamondback Energy, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(35,068)	(4,974,010)	(5,431,332)	(604,472)
Hess Corp.	USFF -0.250%	Weekly	MS	07/08/27	(33,355)	(4,930,095)	(5,103,315)	(325,147)
Marathon Oil Corp.	USFF -0.250%	Weekly	MS	01/10/28	(159,100)	(3,751,717)	(4,255,925)	(643,295)
Phillips 66	USFF -0.250%	Weekly	MS	01/07/27	(4,374)	(502,151)	(525,536)	(39,861)
Schlumberger NV (Curacao)	USFF -0.250%	Weekly	MS	07/08/27	(73,142)	(3,956,287)	(4,264,179)	(438,590)
SPDR S&P 500 ETF Trust	USFF -0.250%	Weekly	MS	07/11/28	(3,889)	(1,747,677)	(1,662,470)	36,667
Targa Resources Corp.	USFF -0.250%	Weekly	MS	07/08/27	(38,319)	(2,882,793)	(3,284,705)	(507,199)
Williams Cos., Inc. (The)	USFF -0.250%	Weekly	MS	07/08/27	(112,667)	(3,718,941)	(3,795,751)	(338,197)
					(466,289)	(26,667,069)	(28,495,657)	(2,844,516)
Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(31,624)	(1,996,050)	(1,880,996)	38,559
Equinix, Inc.	USFF -0.250%	Weekly	MS	07/29/24	(3,336)	(2,714,324)	(2,422,803)	163,842
Equity Residential	USFF -0.250%	Weekly	MS	01/07/27	(25,717)	(1,769,237)	(1,509,845)	182,530
Federal Realty Investment Trust	USFF -0.250%	Weekly	MS	07/06/26	(20,181)	(1,976,534)	(1,829,004)	54,253
Host Hotels & Resorts, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(45,817)	(823,679)	(736,279)	44,570
Invitation Homes, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(15,481)	(502,597)	(490,593)	(99)
Iron Mountain, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(43,230)	(2,460,563)	(2,570,024)	(316,373)
Kimco Realty Corp.	USFF -0.250%	Weekly	MS	07/06/26	(157,143)	(3,321,948)	(2,764,145)	363,601
Mid-America Apartment Communities, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,547)	(844,218)	(713,622)	146,513
Public Storage	USFF -0.250%	Weekly	MS	01/10/28	(7,754)	(2,263,471)	(2,043,334)	123,776
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Equity Real Estate Investment Trusts (REITs) — (continued)
Regency Centers Corp.	USFF -0.250%	Weekly	MS	01/07/27	(27,831)	$ (1,904,846)	$ (1,654,275)	$ 120,263
UDR, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(49,280)	(2,035,658)	(1,757,818)	210,520
Ventas, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(31,111)	(1,623,048)	(1,310,706)	198,273
Weyerhaeuser Co.	USFF -0.250%	Weekly	MS	01/10/28	(19,182)	(621,574)	(588,120)	17,485
					(483,234)	(24,857,747)	(22,271,564)	1,347,713
Financial Services
Bank of New York Mellon Corp. (The)	USFF -0.250%	Weekly	MS	01/07/27	(18,182)	(933,902)	(775,462)	121,590
Discover Financial Services	USFF -0.250%	Weekly	MS	07/06/26	(9,403)	(1,116,414)	(814,582)	236,635
FactSet Research Systems, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(1,029)	(493,388)	(449,941)	27,414
Fidelity National Information Services, Inc.	USFF -0.250%	Weekly	MS	07/29/24	(12,708)	(1,892,411)	(702,371)	1,083,404
Global Payments, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(20,030)	(3,153,254)	(2,311,262)	732,747
Jack Henry & Associates, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,473)	(579,723)	(524,909)	35,425
MarketAxess Holdings, Inc.	USFF -0.250%	Weekly	MS	11/03/25	(266)	(148,671)	(56,828)	86,289
Moody's Corp.	USFF -0.250%	Weekly	MS	01/10/28	(501)	(161,597)	(158,401)	154
MSCI, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(4,041)	(2,453,360)	(2,073,356)	287,838
Northern Trust Corp.	USFF -0.250%	Weekly	MS	07/06/26	(6,854)	(854,450)	(476,216)	324,755
State Street Corp.	USFF -0.250%	Weekly	MS	07/06/26	(13,128)	(1,204,787)	(879,051)	269,301
Synchrony Financial	USFF -0.250%	Weekly	MS	07/06/26	(27,218)	(1,144,507)	(832,054)	259,995
					(116,833)	(14,136,464)	(10,054,433)	3,465,547
Food, Beverage & Tobacco
Brown-Forman Corp., Class B	USFF -0.250%	Weekly	MS	07/29/24	(32,652)	(2,262,151)	(1,883,694)	303,485
Bunge Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	01/10/28	(7,643)	(790,407)	(827,355)	(60,313)
Conagra Brands, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(10,038)	(405,804)	(275,242)	112,391
Hormel Foods Corp.	USFF -0.250%	Weekly	MS	07/08/27	(27,272)	(1,290,996)	(1,037,154)	209,965
Lamb Weston Holdings, Inc.	USFF -0.250%	Weekly	MS	07/29/24	(49,801)	(5,128,933)	(4,604,600)	366,642
McCormick & Co., Inc.	USFF -0.250%	Weekly	MS	07/29/24	(40,601)	(3,803,983)	(3,071,060)	581,529
Monster Beverage Corp.	USFF -0.250%	Weekly	MS	07/06/26	(39,088)	(2,161,575)	(2,069,710)	39,587
Tyson Foods, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(120,578)	(6,078,174)	(6,087,983)	(231,556)
					(327,673)	(21,922,023)	(19,856,798)	1,321,730
Health Care Equipment & Services
Align Technology, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(3,813)	(1,958,036)	(1,164,185)	748,549
Becton Dickinson & Co.	USFF -0.250%	Weekly	MS	01/07/27	(10,023)	(2,615,260)	(2,591,246)	(79,476)
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
Boston Scientific Corp.	USFF -0.250%	Weekly	MS	07/11/28	(10,977)	$ (582,120)	$ (579,586)	$ (9,019)
Cooper Cos., Inc. (The)	USFF -0.250%	Weekly	MS	07/06/26	(3,862)	(1,521,554)	(1,228,155)	256,437
Dexcom, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(35,078)	(4,141,375)	(3,272,777)	763,316
Edwards Lifesciences Corp.	USFF -0.250%	Weekly	MS	07/06/26	(36,947)	(3,435,679)	(2,559,688)	793,178
Elevance Health, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,637)	(865,020)	(712,783)	124,759
Henry Schein, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(40,681)	(3,307,857)	(3,020,564)	207,255
Humana, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,271)	(633,945)	(618,367)	(2,349)
IDEXX Laboratories, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,059)	(1,351,548)	(900,339)	479,233
Insulet Corp.	USFF -0.250%	Weekly	MS	01/10/28	(18,920)	(5,329,115)	(3,017,551)	2,182,579
Intuitive Surgical, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(860)	(295,232)	(251,369)	37,866
Laboratory Corp. of America Holdings	USFF -0.250%	Weekly	MS	01/10/28	(964)	(212,059)	(193,812)	13,262
Quest Diagnostics, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(27,727)	(3,825,438)	(3,378,812)	335,499
ResMed, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,499)	(674,883)	(369,527)	280,228
STERIS PLC (Ireland)	USFF -0.250%	Weekly	MS	07/06/26	(9,367)	(2,137,287)	(2,055,307)	10,568
Universal Health Services, Inc., Class B	USFF -0.250%	Weekly	MS	01/10/28	(1,154)	(165,265)	(145,092)	16,079
					(207,839)	(33,051,673)	(26,059,160)	6,157,964
Household & Personal Products
Church & Dwight Co., Inc.	USFF -0.250%	Weekly	MS	07/06/26	(15,891)	(1,558,426)	(1,456,092)	51,053
Clorox Co. (The)	USFF -0.250%	Weekly	MS	01/05/26	(8,896)	(1,625,521)	(1,165,910)	381,318
Estee Lauder Cos., Inc. (The), Class A	USFF -0.250%	Weekly	MS	07/08/27	(20,024)	(3,403,030)	(2,894,469)	425,959
					(44,811)	(6,586,977)	(5,516,471)	858,330
Insurance
Allstate Corp. (The)	USFF -0.250%	Weekly	MS	01/07/27	(27,394)	(3,576,865)	(3,051,966)	348,713
American International Group, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(32,101)	(1,986,486)	(1,945,321)	(46,713)
Globe Life, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(9,932)	(1,119,981)	(1,079,906)	13,946
Hartford Financial Services Group, Inc. (The)	USFF -0.250%	Weekly	MS	07/08/27	(8,929)	(674,604)	(633,155)	14,908
Marsh & McLennan Cos., Inc.	USFF -0.250%	Weekly	MS	01/10/28	(8,299)	(1,505,815)	(1,579,300)	(116,215)
Progressive Corp. (The)	USFF -0.250%	Weekly	MS	01/10/28	(22,073)	(2,889,750)	(3,074,769)	(255,627)
Prudential Financial, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(17,339)	(1,857,989)	(1,645,298)	90,270
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Insurance — (continued)
Travelers Cos., Inc. (The)	USFF -0.250%	Weekly	MS	07/08/27	(4,129)	$ (756,950)	$ (674,307)	$ 55,308
W R Berkley Corp.	USFF -0.250%	Weekly	MS	01/10/28	(19,117)	(1,202,909)	(1,213,738)	(51,820)
					(149,313)	(15,571,349)	(14,897,760)	52,770
Materials
Air Products and Chemicals, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(11,614)	(3,369,196)	(3,291,408)	(43,418)
Albemarle Corp.	USFF -0.250%	Weekly	MS	07/08/27	(9,764)	(2,203,531)	(1,660,271)	483,552
Amcor PLC (Jersey)	USFF -0.250%	Weekly	MS	07/08/27	(79,073)	(954,312)	(724,309)	174,381
Avery Dennison Corp.	USFF -0.250%	Weekly	MS	01/07/27	(25,114)	(4,563,354)	(4,587,574)	(198,917)
Ball Corp.	USFF -0.250%	Weekly	MS	11/03/25	(23,993)	(1,477,463)	(1,194,372)	235,507
Celanese Corp.	USFF -0.250%	Weekly	MS	01/10/28	(12,351)	(1,371,348)	(1,550,298)	(230,490)
Corteva, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(116,903)	(6,882,158)	(5,980,757)	682,469
FMC Corp.	USFF -0.250%	Weekly	MS	01/10/28	(46,415)	(5,087,986)	(3,108,413)	1,804,513
International Flavors & Fragrances, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(1,131)	(169,264)	(77,100)	84,658
Martin Marietta Materials, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,573)	(693,756)	(645,685)	31,739
Newmont Corp.	USFF -0.250%	Weekly	MS	01/10/28	(32,958)	(1,410,593)	(1,217,798)	137,368
PPG Industries, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(1,855)	(282,000)	(240,779)	42,153
Sherwin-Williams Co. (The)	USFF -0.250%	Weekly	MS	01/07/27	(5,806)	(1,585,714)	(1,480,820)	50,353
Westrock Co.	USFF -0.250%	Weekly	MS	01/10/28	(102,482)	(3,403,688)	(3,668,856)	(402,525)
					(471,032)	(33,454,363)	(29,428,440)	2,851,343
Media & Entertainment
Live Nation Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(36,967)	(3,156,644)	(3,069,740)	10,529
Match Group, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(22,012)	(2,184,560)	(862,320)	1,269,405
Paramount Global, Class B	USFF -0.630%	Weekly	MS	01/07/27	(37,222)	(860,219)	(480,164)	344,269
					(96,201)	(6,201,423)	(4,412,224)	1,624,203
Pharmaceuticals, Biotechnology & Life Sciences
Agilent Technologies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,465)	(763,718)	(611,096)	131,690
Bio-Rad Laboratories, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(1,185)	(847,877)	(424,763)	402,649
Bio-Techne Corp.	USFF -0.250%	Weekly	MS	07/06/26	(48,338)	(4,394,542)	(3,290,368)	985,333
Catalent, Inc.	USFF -0.250%	Weekly	MS	11/03/25	(113,707)	(9,090,393)	(5,177,080)	3,693,242
Charles River Laboratories International, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(14,466)	(2,994,219)	(2,835,047)	86,730
Eli Lilly & Co.	USFF -0.250%	Weekly	MS	01/10/28	(2,243)	(1,194,221)	(1,204,783)	(40,089)
Moderna, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(63,452)	(6,735,980)	(6,553,957)	12,828
Regeneron Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,946)	(2,450,026)	(2,424,440)	(33,438)
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Thermo Fisher Scientific, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(5,034)	$ (2,727,323)	$ (2,548,060)	$ 110,122
Waters Corp.	USFF -0.250%	Weekly	MS	07/08/27	(7,973)	(2,325,406)	(2,186,276)	82,884
Zoetis, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(17,018)	(3,328,687)	(2,960,792)	266,582
					(281,827)	(36,852,392)	(30,216,662)	5,698,533
Real Estate Management & Development
CBRE Group, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(14,712)	(1,177,072)	(1,086,628)	62,007
CoStar Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(8,853)	(740,772)	(680,707)	42,194
					(23,565)	(1,917,844)	(1,767,335)	104,201
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(17,948)	(2,106,772)	(1,845,413)	209,546
Analog Devices, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(9,883)	(1,771,495)	(1,730,414)	(9,429)
Enphase Energy, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(36,597)	(7,827,858)	(4,397,130)	3,252,485
First Solar, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(30,148)	(5,439,749)	(4,871,615)	436,460
Intel Corp.	USFF -0.250%	Weekly	MS	07/08/27	(117,782)	(4,210,975)	(4,187,150)	(174,660)
Monolithic Power Systems, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(5,094)	(2,617,905)	(2,353,428)	191,179
Teradyne, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(51,829)	(5,306,622)	(5,206,741)	(57,949)
Texas Instruments, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(24,783)	(4,317,352)	(3,940,745)	219,700
					(294,064)	(33,598,728)	(28,532,636)	4,067,332
Software & Services
Akamai Technologies, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(20,726)	(1,964,494)	(2,208,148)	(297,230)
DXC Technology Co.	USFF -0.250%	Weekly	MS	07/11/28	(10,997)	(229,671)	(229,068)	(4,439)
Fortinet, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(47,154)	(3,013,194)	(2,766,997)	172,079
Gartner, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,603)	(1,626,166)	(1,581,637)	5,216
Intuit, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,213)	(605,209)	(619,770)	(31,684)
Palo Alto Networks, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(13,979)	(3,322,652)	(3,277,237)	(34,980)
PTC, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(21,134)	(2,682,872)	(2,994,265)	(376,295)
Tyler Technologies, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(10,754)	(4,310,111)	(4,152,550)	46,377
					(130,560)	(17,754,369)	(17,829,672)	(520,956)
Technology Hardware & Equipment
Arista Networks, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(16,562)	(2,746,692)	(3,046,249)	(377,409)
Corning, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(129,072)	(4,434,119)	(3,932,824)	341,110
Juniper Networks, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(24,265)	(817,811)	(674,324)	112,432
Keysight Technologies, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(701)	(125,094)	(92,749)	29,384
Trimble, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(25,604)	(1,792,796)	(1,379,031)	368,988
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Western Digital Corp.	USFF -0.250%	Weekly	MS	07/08/27	(151,345)	$ (6,209,371)	$ (6,905,872)	$ (867,716)
Zebra Technologies Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(4,428)	(1,008,465)	(1,047,355)	(63,244)
					(351,977)	(17,134,348)	(17,078,404)	(456,455)
Transportation
Alaska Air Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(107,224)	(5,037,672)	(3,975,866)	939,878
CH Robinson Worldwide, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(5,538)	(532,115)	(476,988)	38,157
JB Hunt Transport Services, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(11,509)	(2,320,953)	(2,169,677)	66,463
Southwest Airlines Co.	USFF -0.250%	Weekly	MS	01/05/26	(175,680)	(6,622,609)	(4,755,658)	1,635,931
Union Pacific Corp.	USFF -0.250%	Weekly	MS	01/10/28	(6,213)	(1,374,983)	(1,265,153)	70,370
United Airlines Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(82,246)	(4,021,616)	(3,479,006)	445,288
United Parcel Service, Inc., Class B	USFF -0.250%	Weekly	MS	07/11/28	(5,601)	(904,566)	(873,028)	11,081
					(394,011)	(20,814,514)	(16,995,376)	3,207,168
Utilities
AES Corp. (The)	USFF -0.250%	Weekly	MS	01/10/28	(66,739)	(1,525,408)	(1,014,433)	462,066
Alliant Energy Corp.	USFF -0.250%	Weekly	MS	07/06/26	(53,920)	(3,096,262)	(2,612,424)	332,307
Ameren Corp.	USFF -0.250%	Weekly	MS	01/07/27	(25,662)	(2,258,701)	(1,920,287)	241,077
American Electric Power Co., Inc.	USFF -0.250%	Weekly	MS	01/07/27	(34,703)	(3,293,702)	(2,610,360)	501,798
American Water Works Co., Inc.	USFF -0.250%	Weekly	MS	11/03/25	(8,265)	(1,355,441)	(1,023,455)	266,906
Atmos Energy Corp.	USFF -0.250%	Weekly	MS	07/29/24	(13,919)	(1,601,965)	(1,474,440)	47,234
CenterPoint Energy, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(55,421)	(1,672,273)	(1,488,054)	121,589
CMS Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(59,674)	(3,744,138)	(3,169,286)	422,107
Dominion Energy, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(24,656)	(1,230,536)	(1,101,384)	101,650
DTE Energy Co.	USFF -0.250%	Weekly	MS	01/10/28	(13,557)	(1,510,264)	(1,345,939)	107,817
Duke Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(13,072)	(1,339,088)	(1,153,735)	121,145
Edison International	USFF -0.250%	Weekly	MS	07/29/24	(25,871)	(1,885,621)	(1,637,376)	80,959
Entergy Corp.	USFF -0.250%	Weekly	MS	07/29/24	(11,968)	(1,179,952)	(1,107,040)	36,696
Evergy, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(57,991)	(3,557,310)	(2,940,144)	437,864
Eversource Energy	USFF -0.250%	Weekly	MS	07/29/24	(26,849)	(2,210,576)	(1,561,269)	492,405
Exelon Corp.	USFF -0.250%	Weekly	MS	01/10/28	(42,028)	(1,688,302)	(1,588,238)	46,305
FirstEnergy Corp.	USFF -0.250%	Weekly	MS	07/29/24	(39,617)	(1,689,283)	(1,354,109)	242,291
NextEra Energy, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(9,960)	(884,744)	(570,608)	274,212
NiSource, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(122,029)	(3,520,996)	(3,011,676)	355,583
Pinnacle West Capital Corp.	USFF -0.250%	Weekly	MS	07/29/24	(15,441)	(1,314,844)	(1,137,693)	84,234
PPL Corp.	USFF -0.250%	Weekly	MS	01/10/28	(4,988)	(132,901)	(117,517)	10,745
Sempra	USFF -0.250%	Weekly	MS	01/07/27	(36,686)	(2,750,453)	(2,495,749)	144,387
Southern Co. (The)	USFF -0.250%	Weekly	MS	01/10/28	(30,640)	(2,224,562)	(1,983,021)	153,913
The accompanying notes are an integral part of the financial statements.

GOTHAM INDEX PLUS FUND
Portfolio of Investments (Concluded)
September 30, 2023
Total Return Swaps (concluded)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
WEC Energy Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(32,142)	$ (2,977,725)	$ (2,589,038)	$ 269,367
Xcel Energy, Inc.	USFF -0.250%	Weekly	MS	11/03/25	(36,777)	(2,398,366)	(2,104,380)	183,738
					(862,575)	(51,043,413)	(43,111,655)	5,538,395

Total Reference Entity — Short						(477,979,248)	(415,796,151)	45,985,842
Net Value of Reference Entity						$ (87,213,027)	$ 24,466,327	$115,635,248

*	Includes $3,955,894 related to open trades, dividends receivables/payables and swap receivables/payables activities.
MS	Morgan Stanley
USFF	U.S. Fed Funds
The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 99.0%
Automobiles & Components — 1.5%
BorgWarner, Inc.	1,009	$ 40,734
Ford Motor Co.	16,574	205,849
General Motors Co.	7,064	232,900
		479,483
Banks — 2.1%
Citigroup, Inc.	5,709	234,811
Citizens Financial Group, Inc.	2,686	71,985
Comerica, Inc.	762	31,661
Fifth Third Bancorp	3,491	88,427
Huntington Bancshares, Inc.	8,199	85,270
KeyCorp.	5,203	55,984
PNC Financial Services Group, Inc. (The)	669	82,133
Zions Bancorp NA	844	29,447
		679,718
Capital Goods — 12.5%
3M Co.	2,078	194,542
A. O. Smith Corp.	695	45,960
Allegion PLC (Ireland)	374	38,971
AMETEK, Inc.	787	116,287
Carrier Global Corp.	2,136	117,907
Caterpillar, Inc.	2,172	592,956
Dover Corp.	642	89,565
Emerson Electric Co.	2,471	238,625
Fastenal Co.	1,787	97,642
General Dynamics Corp.	1,176	259,861
General Electric Co.	1,869	206,618
Honeywell International, Inc.	595	109,920
Howmet Aerospace, Inc.	11	509
Illinois Tool Works, Inc.	1,302	299,864
Ingersoll Rand, Inc.	701	44,668
Johnson Controls International PLC (Ireland)	2,928	155,799
L3Harris Technologies, Inc.	312	54,325
Lockheed Martin Corp.	883	361,112
Masco Corp.	967	51,686
Nordson Corp.	69	15,399
Otis Worldwide Corp.	1,912	153,553
PACCAR, Inc.	2,109	179,307
Parker-Hannifin Corp.	553	215,405
Pentair PLC (Ireland)	711	46,037
Snap-on, Inc.	306	78,048
Textron, Inc.	1,146	89,548
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
TransDigm Group, Inc.*	61	$ 51,431
WW Grainger, Inc.	261	180,570
		4,086,115
Commercial & Professional Services — 1.1%
Automatic Data Processing, Inc.	255	61,348
Broadridge Financial Solutions, Inc.	508	90,957
Copart, Inc.*	21	905
Republic Services, Inc.	1,331	189,681
Robert Half, Inc.	464	34,002
		376,893
Consumer Discretionary Distribution & Retail — 6.3%
AutoZone, Inc.*	73	185,419
Bath & Body Works, Inc.	24	811
Best Buy Co., Inc.	1,265	87,880
CarMax, Inc.*	916	64,789
eBay, Inc.	3,085	136,018
Home Depot, Inc. (The)	1,040	314,246
LKQ Corp.	1,153	57,085
Lowe's Cos., Inc.	1,651	343,144
O'Reilly Automotive, Inc.*	248	225,397
Pool Corp.	168	59,825
Ross Stores, Inc.	1,136	128,311
TJX Cos., Inc. (The)	4,533	402,893
Ulta Beauty, Inc.*	185	73,898
		2,079,716
Consumer Durables & Apparel — 1.2%
DR Horton, Inc.	613	65,879
Garmin Ltd. (Switzerland)	826	86,895
Hasbro, Inc.	27	1,786
NVR, Inc.*	10	59,633
PulteGroup, Inc.	1,031	76,346
Ralph Lauren Corp.	304	35,291
Tapestry, Inc.	1,301	37,404
VF Corp.	1,793	31,682
		394,916
Consumer Services — 2.5%
Booking Holdings, Inc.*	53	163,449
Caesars Entertainment, Inc.*	1,169	54,183
Marriott International, Inc., Class A	1,297	254,938
McDonald's Corp.	458	120,656
MGM Resorts International	2,042	75,064
Wynn Resorts Ltd.	1	92
Yum! Brands, Inc.	1,292	161,423
		829,805

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Staples Distribution & Retail — 1.1%
Kroger Co. (The)	3,065	$ 137,159
Sysco Corp.	2,175	143,659
Walgreens Boots Alliance, Inc.	3,715	82,621
		363,439
Energy — 10.7%
APA Corp.	1,778	73,076
Baker Hughes Co.	4,669	164,909
Chevron Corp.	2,438	411,096
ConocoPhillips	1,865	223,427
Coterra Energy, Inc.	3,922	106,090
Devon Energy Corp.	2,732	130,316
EOG Resources, Inc.	1,672	211,943
EQT Corp.	1,927	78,198
Exxon Mobil Corp.	3,827	449,979
Halliburton Co.	3,929	159,124
Kinder Morgan, Inc.	9,502	157,543
Marathon Petroleum Corp.	2,344	354,741
Occidental Petroleum Corp.	3,771	244,662
ONEOK, Inc.	810	51,378
Phillips 66	2,599	312,270
Pioneer Natural Resources Co.	474	108,807
Valero Energy Corp.	1,984	281,153
		3,518,712
Equity Real Estate Investment Trusts (REITs) — 1.0%
Alexandria Real Estate Equities, Inc.	258	25,826
Realty Income Corp.	1,026	51,239
Simon Property Group, Inc.	646	69,787
Welltower, Inc.	2,164	177,275
		324,127
Financial Services — 2.6%
Berkshire Hathaway, Inc., Class B*	589	206,327
BlackRock, Inc.	221	142,875
FleetCor Technologies, Inc.*	427	109,030
Franklin Resources, Inc.	2,852	70,102
Intercontinental Exchange, Inc.	410	45,108
Nasdaq, Inc.	2,841	138,044
T Rowe Price Group, Inc.	1,298	136,121
		847,607
Food, Beverage & Tobacco — 8.0%
Altria Group, Inc.	8,664	364,321
Archer-Daniels-Midland Co.	2,513	189,530
Bunge Ltd. (Bermuda)	720	77,940
Campbell Soup Co.	1,725	70,863
Coca-Cola Co. (The)	5,235	293,055
	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Conagra Brands, Inc.	2,054	$ 56,321
General Mills, Inc.	2,508	160,487
Hormel Foods Corp.	2,329	88,572
J M Smucker Co. (The)	538	66,126
Kellanova	1,979	117,770
Keurig Dr Pepper, Inc.	6,140	193,840
Kraft Heinz Co. (The)	6,008	202,109
Molson Coors Beverage Co., Class B	931	59,202
Mondelez International, Inc., Class A	3,179	220,623
PepsiCo, Inc.	329	55,746
Philip Morris International, Inc.	4,499	416,517
		2,633,022
Health Care Equipment & Services — 6.7%
Cardinal Health, Inc.	1,453	126,150
Cencora, Inc.	988	177,810
Centene Corp.*	2,763	190,315
Cigna Group (The)	935	267,475
CVS Health Corp.	6,003	419,130
DaVita, Inc.*	526	49,723
DENTSPLY SIRONA, Inc.	1,226	41,880
Elevance Health, Inc.	47	20,465
GE HealthCare Technologies, Inc.	2,633	179,149
HCA Healthcare, Inc.	1,175	289,027
Henry Schein, Inc.*	19	1,411
Hologic, Inc.*	1,236	85,778
Humana, Inc.	66	32,110
Laboratory Corp. of America Holdings	382	76,801
McKesson Corp.	162	70,446
Molina Healthcare, Inc.*	335	109,843
ResMed, Inc.	238	35,193
Teleflex, Inc.	3	589
Universal Health Services, Inc., Class B	302	37,971
		2,211,266
Household & Personal Products — 3.2%
Church & Dwight Co., Inc.	242	22,174
Clorox Co. (The)	361	47,313
Colgate-Palmolive Co.	3,345	237,863
Kenvue, Inc.	8,163	163,913
Kimberly-Clark Corp.	1,882	227,440
Procter & Gamble Co. (The)	2,360	344,230
		1,042,933

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Insurance — 2.1%
Aflac, Inc.	1,175	$ 90,181
Arch Capital Group Ltd. (Bermuda)*	2,158	172,014
Arthur J Gallagher & Co.	244	55,615
Assurant, Inc.	152	21,824
Brown & Brown, Inc.	1,309	91,421
Cincinnati Financial Corp.	74	7,569
Globe Life, Inc.	178	19,354
Loews Corp.	954	60,398
MetLife, Inc.	2,591	163,000
		681,376
Materials — 3.9%
Amcor PLC (Jersey)	6,229	57,057
CF Industries Holdings, Inc.	1,116	95,686
Dow, Inc.	3,253	167,725
DuPont de Nemours, Inc.	1,786	133,218
International Flavors & Fragrances, Inc.	1,098	74,851
International Paper Co.	2,005	71,117
Linde PLC (Ireland)	87	32,394
LyondellBasell Industries NV, Class A (Netherlands)	1,878	177,846
Mosaic Co. (The)	1,923	68,459
Nucor Corp.	1,439	224,988
Packaging Corp. of America	520	79,846
Steel Dynamics, Inc.	963	103,253
		1,286,440
Media & Entertainment — 5.5%
Activision Blizzard, Inc.	1,053	98,592
Alphabet, Inc., Class A*	1,227	160,565
Charter Communications, Inc., Class A*	867	381,324
Comcast Corp., Class A	16,246	720,348
Electronic Arts, Inc.	1,158	139,423
Fox Corp., Class A	2,404	75,005
Interpublic Group of Cos., Inc. (The)	2,232	63,969
Match Group, Inc.*	617	24,171
News Corp., Class A	3,253	65,255
Omnicom Group, Inc.	1,143	85,131
		1,813,783
Pharmaceuticals, Biotechnology & Life Sciences — 7.2%
AbbVie, Inc.	1,799	268,159
Amgen, Inc.	619	166,362
Biogen, Inc.*	794	204,066
Bio-Rad Laboratories, Inc., Class A*	97	34,770
Bristol-Myers Squibb Co.	4,459	258,800
	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Gilead Sciences, Inc.	5,496	$ 411,870
Johnson & Johnson	1,885	293,589
Merck & Co., Inc.	1,564	161,014
Organon & Co.	1,479	25,675
Pfizer, Inc.	13,812	458,144
Revvity, Inc.	179	19,815
Viatris, Inc.	5,161	50,888
		2,353,152
Semiconductors & Semiconductor Equipment — 6.6%
Applied Materials, Inc.	3,743	518,218
Broadcom, Inc.	590	490,042
KLA Corp.	597	273,820
Lam Research Corp.	771	483,240
Microchip Technology, Inc.	2,328	181,700
NXP Semiconductors NV (Netherlands)	392	78,369
ON Semiconductor Corp.*	13	1,208
Qorvo, Inc.*	485	46,303
QUALCOMM, Inc.	80	8,885
Skyworks Solutions, Inc.	872	85,971
		2,167,756
Software & Services — 1.9%
Accenture PLC, Class A (Ireland)	432	132,672
Gen Digital, Inc.	3,186	56,328
International Business Machines Corp.	1,748	245,244
Salesforce, Inc.*	928	188,180
		622,424
Technology Hardware & Equipment — 4.9%
Amphenol Corp., Class A	1,040	87,350
Apple, Inc.	678	116,080
CDW Corp.	650	131,144
Cisco Systems, Inc.	9,802	526,955
Hewlett Packard Enterprise Co.	6,997	121,538
HP, Inc.	5,707	146,670
Juniper Networks, Inc.	1,368	38,017
Keysight Technologies, Inc.*	760	100,556
NetApp, Inc.	988	74,969
Seagate Technology Holdings PLC (Ireland)	956	63,048
TE Connectivity Ltd. (Switzerland)	1,381	170,595
Teledyne Technologies, Inc.*	109	44,535
		1,621,457

The accompanying notes are an integral part of the financial statements.

GOTHAM LARGE VALUE FUND
Portfolio of Investments (Concluded)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Telecommunication Services — 3.1%
AT&T, Inc.	29,877	$ 448,753
T-Mobile US, Inc.*	1,147	160,637
Verizon Communications, Inc.	12,134	393,263
		1,002,653
Transportation — 3.2%
American Airlines Group, Inc.*	3,012	38,584
CH Robinson Worldwide, Inc.	673	57,966
CSX Corp.	6,159	189,389
Delta Air Lines, Inc.	2,769	102,453
Expeditors International of Washington, Inc.	852	97,665
FedEx Corp.	1,084	287,173
Norfolk Southern Corp.	251	49,429
United Parcel Service, Inc., Class B	1,498	233,493
		1,056,152
	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — 0.1%
Consolidated Edison, Inc.	239	$ 20,442
TOTAL COMMON STOCKS (Cost $30,159,089)		32,493,387
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		330,824
NET ASSETS - 100.0%		$ 32,824,211

*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 99.0%
Automobiles & Components — 1.9%
Aptiv PLC (Jersey)*	15	$ 1,479
BorgWarner, Inc.	440	17,763
Ford Motor Co.	2,846	35,347
General Motors Co.	2,580	85,063
Tesla, Inc.*	815	203,929
		343,581
Banks — 1.9%
Bank of America Corp.	1,905	52,159
Citigroup, Inc.	127	5,223
Citizens Financial Group, Inc.	215	5,762
Comerica, Inc.	58	2,410
Fifth Third Bancorp	302	7,650
Huntington Bancshares, Inc.	68	707
JPMorgan Chase & Co.	1,362	197,517
KeyCorp.	419	4,508
M&T Bank Corp.	39	4,932
PNC Financial Services Group, Inc. (The)	66	8,103
Regions Financial Corp.	44	757
Truist Financial Corp.	606	17,338
US Bancorp	687	22,712
Wells Fargo & Co.	217	8,867
Zions Bancorp NA	65	2,268
		340,913
Capital Goods — 7.6%
3M Co.	38	3,558
A. O. Smith Corp.	283	18,715
Allegion PLC (Ireland)	5	521
AMETEK, Inc.	13	1,921
Axon Enterprise, Inc.*	3	597
Boeing Co. (The)*	40	7,667
Carrier Global Corp.	58	3,202
Caterpillar, Inc.	957	261,261
Cummins, Inc.	8	1,828
Deere & Co.	20	7,548
Dover Corp.	8	1,116
Eaton Corp. PLC (Ireland)	24	5,119
Emerson Electric Co.	1,074	103,716
Fastenal Co.	27	1,475
Fortive Corp.	164	12,162
Generac Holdings, Inc.*	3	327
General Dynamics Corp.	513	113,358
General Electric Co.	738	81,586
Honeywell International, Inc.	44	8,129
Howmet Aerospace, Inc.	28	1,295
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Huntington Ingalls Industries, Inc.	2	$ 409
IDEX Corp.	4	832
Illinois Tool Works, Inc.	512	117,919
Ingersoll Rand, Inc.	28	1,784
Johnson Controls International PLC (Ireland)	48	2,554
L3Harris Technologies, Inc.	11	1,915
Lockheed Martin Corp.	471	192,620
Masco Corp.	15	802
Nordson Corp.	3	670
Northrop Grumman Corp.	72	31,694
Otis Worldwide Corp.	772	61,999
PACCAR, Inc.	971	82,554
Parker-Hannifin Corp.	241	93,874
Pentair PLC (Ireland)	310	20,072
Quanta Services, Inc.	8	1,497
Rockwell Automation, Inc.	6	1,715
RTX Corp.	68	4,894
Snap-on, Inc.	100	25,506
Stanley Black & Decker, Inc.	9	752
Textron, Inc.	303	23,676
Trane Technologies PLC (Ireland)	15	3,044
TransDigm Group, Inc.*	3	2,529
United Rentals, Inc.	4	1,778
Westinghouse Air Brake Technologies Corp.	9	956
WW Grainger, Inc.	94	65,033
Xylem, Inc.	12	1,092
		1,377,271
Commercial & Professional Services — 0.5%
Automatic Data Processing, Inc.	28	6,736
Broadridge Financial Solutions, Inc.	19	3,402
Ceridian HCM Holding, Inc.*	7	475
Cintas Corp.	5	2,405
Copart, Inc.*	46	1,982
Equifax, Inc.	6	1,099
Jacobs Solutions, Inc.	7	956
Leidos Holdings, Inc.	9	829
Paychex, Inc.	25	2,883
Paycom Software, Inc.	2	519
Republic Services, Inc.	485	69,117
Robert Half, Inc.	7	513
Rollins, Inc.	23	859
Verisk Analytics, Inc.	8	1,890
Waste Management, Inc.	19	2,896
		96,561

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Discretionary Distribution & Retail — 7.3%
Amazon.com, Inc.*	5,801	$ 737,423
AutoZone, Inc.*	13	33,020
Bath & Body Works, Inc.	16	541
Best Buy Co., Inc.	410	28,483
CarMax, Inc.*	270	19,097
eBay, Inc.	999	44,046
Etsy, Inc.*	7	452
Genuine Parts Co.	9	1,299
Home Depot, Inc. (The)	335	101,224
LKQ Corp.	503	24,904
Lowe's Cos., Inc.	221	45,933
O'Reilly Automotive, Inc.*	110	99,975
Pool Corp.	2	712
Ross Stores, Inc.	24	2,711
TJX Cos., Inc. (The)	2,004	178,115
Tractor Supply Co.	6	1,218
Ulta Beauty, Inc.*	3	1,198
		1,320,351
Consumer Durables & Apparel — 0.6%
DR Horton, Inc.	16	1,719
Garmin Ltd. (Switzerland)	359	37,767
Hasbro, Inc.	9	595
Lennar Corp., Class A	134	15,039
Mohawk Industries, Inc.*	3	257
NIKE, Inc., Class B	72	6,885
NVR, Inc.*	2	11,927
PulteGroup, Inc.	15	1,111
Ralph Lauren Corp.	123	14,279
Tapestry, Inc.	432	12,420
VF Corp.	728	12,864
Whirlpool Corp.	3	401
		115,264
Consumer Services — 2.7%
Airbnb, Inc., Class A*	29	3,979
Booking Holdings, Inc.*	45	138,778
Caesars Entertainment, Inc.*	403	18,679
Carnival Corp. (Panama)*	59	809
Chipotle Mexican Grill, Inc.*	1	1,832
Darden Restaurants, Inc.	8	1,146
Domino's Pizza, Inc.	2	758
Expedia Group, Inc.*	11	1,134
Hilton Worldwide Holdings, Inc.	13	1,952
Las Vegas Sands Corp.	36	1,650
Marriott International, Inc., Class A	565	111,056
McDonald's Corp.	383	100,898
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
MGM Resorts International	688	$ 25,291
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	20	330
Royal Caribbean Cruises Ltd. (Liberia)*	12	1,106
Starbucks Corp.	78	7,119
Wynn Resorts Ltd.	6	554
Yum! Brands, Inc.	510	63,719
		480,790
Consumer Staples Distribution & Retail — 0.8%
Costco Wholesale Corp.	21	11,864
Dollar General Corp.	13	1,375
Dollar Tree, Inc.*	13	1,384
Kroger Co. (The)	47	2,103
Sysco Corp.	948	62,616
Target Corp.	28	3,096
Walgreens Boots Alliance, Inc.	1,619	36,007
Walmart, Inc.	169	27,028
		145,473
Energy — 3.6%
APA Corp.	21	863
Baker Hughes Co.	1,892	66,825
Chevron Corp.	721	121,575
ConocoPhillips	84	10,063
Coterra Energy, Inc.	50	1,352
Devon Energy Corp.	44	2,099
Diamondback Energy, Inc.	12	1,859
EOG Resources, Inc.	40	5,070
EQT Corp.	25	1,014
Exxon Mobil Corp.	1,915	225,166
Halliburton Co.	62	2,511
Hess Corp.	18	2,754
Kinder Morgan, Inc.	134	2,222
Marathon Oil Corp.	41	1,097
Marathon Petroleum Corp.	737	111,538
Occidental Petroleum Corp.	59	3,828
ONEOK, Inc.	27	1,713
Phillips 66	591	71,009
Pioneer Natural Resources Co.	15	3,443
Schlumberger NV (Curacao)	83	4,839
Targa Resources Corp.	10	857
Valero Energy Corp.	24	3,401
Williams Cos., Inc. (The)	64	2,156
		647,254

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Equity Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities, Inc.	11	$ 1,101
American Tower Corp.	218	35,850
AvalonBay Communities, Inc.	10	1,717
Boston Properties, Inc.	11	654
Camden Property Trust	8	757
Crown Castle, Inc.	203	18,682
Digital Realty Trust, Inc.	14	1,694
Equinix, Inc.	4	2,905
Equity Residential	25	1,468
Essex Property Trust, Inc.	4	848
Extra Space Storage, Inc.	7	851
Federal Realty Investment Trust	4	363
Healthpeak Properties, Inc.	36	661
Host Hotels & Resorts, Inc.	34	546
Invitation Homes, Inc.	29	919
Iron Mountain, Inc.	13	773
Kimco Realty Corp.	36	633
Mid-America Apartment Communities, Inc.	6	772
Prologis, Inc.	62	6,957
Public Storage	10	2,635
Realty Income Corp.	49	2,447
Regency Centers Corp.	10	594
SBA Communications Corp.	50	10,009
Simon Property Group, Inc.	19	2,053
UDR, Inc.	22	785
Ventas, Inc.	19	801
VICI Properties, Inc.	48	1,397
Welltower, Inc.	161	13,189
Weyerhaeuser Co.	49	1,502
		113,563
Financial Services — 5.9%
American Express Co.	34	5,072
Ameriprise Financial, Inc.	6	1,978
Bank of New York Mellon Corp. (The)	54	2,303
Berkshire Hathaway, Inc., Class B*	1,018	356,605
BlackRock, Inc.	70	45,254
Blackstone, Inc.	33	3,536
Capital One Financial Corp.	23	2,232
Cboe Global Markets, Inc.	47	7,342
Charles Schwab Corp. (The)	85	4,667
CME Group, Inc.	159	31,835
Discover Financial Services	17	1,473
FactSet Research Systems, Inc.	2	875
	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial Services — (Continued)
Fidelity National Information Services, Inc.	270	$ 14,923
Fiserv, Inc.*	281	31,742
FleetCor Technologies, Inc.*	131	33,450
Franklin Resources, Inc.	890	21,876
Global Payments, Inc.	12	1,385
Goldman Sachs Group, Inc. (The)	20	6,471
Intercontinental Exchange, Inc.	263	28,935
Invesco Ltd. (Bermuda)	29	421
Jack Henry & Associates, Inc.	4	605
MarketAxess Holdings, Inc.	2	427
Mastercard, Inc., Class A	442	174,992
Moody's Corp.	11	3,478
Morgan Stanley	103	8,412
MSCI, Inc.	3	1,539
Nasdaq, Inc.	231	11,224
Northern Trust Corp.	14	973
PayPal Holdings, Inc.*	552	32,270
Raymond James Financial, Inc.	12	1,205
S&P Global, Inc.	15	5,481
State Street Corp.	16	1,071
Synchrony Financial	28	856
T Rowe Price Group, Inc.	105	11,011
Visa, Inc., Class A	960	220,810
		1,076,729
Food, Beverage & Tobacco — 7.0%
Altria Group, Inc.	3,331	140,069
Archer-Daniels-Midland Co.	1,006	75,872
Brown-Forman Corp., Class B	23	1,327
Bunge Ltd. (Bermuda)	10	1,082
Campbell Soup Co.	559	22,964
Coca-Cola Co. (The)	4,168	233,325
Conagra Brands, Inc.	895	24,541
Constellation Brands, Inc., Class A	11	2,765
General Mills, Inc.	1,090	69,749
Hershey Co. (The)	14	2,801
Hormel Foods Corp.	26	989
J M Smucker Co. (The)	196	24,090
Kellanova	642	38,205
Keurig Dr Pepper, Inc.	1,817	57,363
Kraft Heinz Co. (The)	2,303	77,473
Lamb Weston Holdings, Inc.	7	647
McCormick & Co., Inc., non-voting shares	13	983
Molson Coors Beverage Co., Class B	406	25,817

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Mondelez International, Inc., Class A	2,552	$ 177,109
Monster Beverage Corp.*	49	2,595
PepsiCo, Inc.	151	25,585
Philip Morris International, Inc.	2,912	269,593
Tyson Foods, Inc., Class A	24	1,212
		1,276,156
Health Care Equipment & Services — 5.4%
Abbott Laboratories	819	79,320
Align Technology, Inc.*	4	1,221
Baxter International, Inc.	33	1,245
Becton Dickinson & Co.	13	3,361
Boston Scientific Corp.*	68	3,590
Cardinal Health, Inc.	475	41,240
Cencora, Inc.	380	68,389
Centene Corp.*	1,024	70,533
Cigna Group (The)	455	130,162
Cooper Cos., Inc. (The)	4	1,272
CVS Health Corp.	2,405	167,917
DaVita, Inc.*	172	16,259
DENTSPLY SIRONA, Inc.	278	9,496
Dexcom, Inc.*	18	1,679
Edwards Lifesciences Corp.*	28	1,940
Elevance Health, Inc.	15	6,531
GE HealthCare Technologies, Inc.	839	57,086
HCA Healthcare, Inc.	512	125,942
Henry Schein, Inc.*	7	520
Hologic, Inc.*	17	1,180
Humana, Inc.	8	3,892
IDEXX Laboratories, Inc.*	4	1,749
Insulet Corp.*	3	478
Intuitive Surgical, Inc.*	16	4,677
Laboratory Corp. of America Holdings	167	33,575
McKesson Corp.	105	45,659
Medtronic PLC (Ireland)	85	6,661
Molina Healthcare, Inc.*	109	35,740
Quest Diagnostics, Inc.	7	853
ResMed, Inc.	11	1,627
STERIS PLC (Ireland)	4	878
Stryker Corp.	18	4,919
Teleflex, Inc.	3	589
UnitedHealth Group, Inc.	64	32,268
Universal Health Services, Inc., Class B	131	16,471
Zimmer Biomet Holdings, Inc.	10	1,122
		980,041
	Number of Shares	Value
COMMON STOCKS — (Continued)
Household & Personal Products — 2.0%
Church & Dwight Co., Inc.	12	$ 1,100
Clorox Co. (The)	8	1,048
Colgate-Palmolive Co.	1,504	106,949
Estee Lauder Cos., Inc. (The), Class A	16	2,313
Kenvue, Inc.	3,591	72,107
Kimberly-Clark Corp.	635	76,740
Procter & Gamble Co. (The)	752	109,687
		369,944
Insurance — 0.8%
Aflac, Inc.	28	2,149
Allstate Corp. (The)	12	1,337
American International Group, Inc.	35	2,121
Aon PLC, Class A (Ireland)	14	4,539
Arch Capital Group Ltd. (Bermuda)*	699	55,717
Arthur J Gallagher & Co.	15	3,419
Assurant, Inc.	3	431
Brown & Brown, Inc.	531	37,085
Chubb Ltd. (Switzerland)	20	4,163
Cincinnati Financial Corp.	10	1,023
Everest Group Ltd. (Bermuda)	3	1,115
Globe Life, Inc.	5	544
Hartford Financial Services Group, Inc. (The)	15	1,064
Loews Corp.	15	950
Marsh & McLennan Cos., Inc.	33	6,280
MetLife, Inc.	51	3,208
Principal Financial Group, Inc.	12	865
Progressive Corp. (The)	27	3,761
Prudential Financial, Inc.	17	1,613
Travelers Cos., Inc. (The)	13	2,123
W R Berkley Corp.	17	1,079
Willis Towers Watson PLC (Ireland)	7	1,463
		136,049
Materials — 1.3%
Air Products and Chemicals, Inc.	10	2,834
Albemarle Corp.	6	1,020
Amcor PLC (Jersey)	2,714	24,860
Avery Dennison Corp.	4	731
Ball Corp.	14	697
Celanese Corp.	8	1,004
CF Industries Holdings, Inc.	352	30,180
Corteva, Inc.	43	2,200
Dow, Inc.	48	2,475
DuPont de Nemours, Inc.	31	2,312

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — (Continued)
Eastman Chemical Co.	7	$ 537
Ecolab, Inc.	15	2,541
FMC Corp.	8	536
Freeport-McMoRan, Inc.	93	3,468
International Flavors & Fragrances, Inc.	17	1,159
International Paper Co.	24	851
Linde PLC (Ireland)	30	11,170
LyondellBasell Industries NV, Class A (Netherlands)	22	2,083
Martin Marietta Materials, Inc.	3	1,231
Mosaic Co. (The)	23	819
Newmont Corp.	49	1,811
Nucor Corp.	479	74,892
Packaging Corp. of America	169	25,950
PPG Industries, Inc.	14	1,817
Sealed Air Corp.	10	329
Sherwin-Williams Co. (The)	15	3,826
Steel Dynamics, Inc.	313	33,560
Vulcan Materials Co.	7	1,414
Westrock Co.	16	573
		236,880
Media & Entertainment — 11.2%
Activision Blizzard, Inc.	1,084	101,495
Alphabet, Inc., Class A*	6,573	860,143
Charter Communications, Inc., Class A*	106	46,621
Comcast Corp., Class A	7,750	343,635
Electronic Arts, Inc.	510	61,404
Fox Corp., Class A	567	17,690
Interpublic Group of Cos., Inc. (The)	724	20,750
Live Nation Entertainment, Inc.*	11	913
Match Group, Inc.*	19	744
Meta Platforms, Inc., Class A*	1,455	436,806
Netflix, Inc.*	208	78,541
News Corp., Class A	37	742
Omnicom Group, Inc.	371	27,632
Paramount Global, Class B	42	542
Take-Two Interactive Software, Inc.*	81	11,372
Walt Disney Co. (The)*	86	6,970
Warner Bros Discovery, Inc.*	1,142	12,402
		2,028,402
Pharmaceuticals, Biotechnology & Life Sciences — 5.8%
AbbVie, Inc.	471	70,207
Agilent Technologies, Inc.	14	1,565
	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Amgen, Inc.	341	$ 91,647
Biogen, Inc.*	11	2,827
Bio-Rad Laboratories, Inc., Class A*	2	717
Bio-Techne Corp.	7	476
Bristol-Myers Squibb Co.	161	9,344
Catalent, Inc.*	8	364
Charles River Laboratories International, Inc.*	3	588
Danaher Corp.	348	86,339
Eli Lilly & Co.	44	23,634
Gilead Sciences, Inc.	2,339	175,285
Illumina, Inc.*	75	10,296
Incyte Corp.*	104	6,008
IQVIA Holdings, Inc.*	8	1,574
Johnson & Johnson	1,996	310,877
Merck & Co., Inc.	617	63,520
Mettler-Toledo International, Inc.*	1	1,108
Moderna, Inc.*	25	2,582
Organon & Co.	480	8,333
Pfizer, Inc.	4,640	153,909
Regeneron Pharmaceuticals, Inc.*	8	6,584
Revvity, Inc.	7	775
Thermo Fisher Scientific, Inc.	18	9,111
Vertex Pharmaceuticals, Inc.*	18	6,259
Viatris, Inc.	80	789
Waters Corp.*	3	823
West Pharmaceutical Services, Inc.	4	1,501
Zoetis, Inc.	21	3,654
		1,050,696
Real Estate Management & Development — 0.0%
CBRE Group, Inc., Class A*	21	1,551
CoStar Group, Inc.*	19	1,461
		3,012
Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc.*	75	7,712
Analog Devices, Inc.	23	4,027
Applied Materials, Inc.	1,569	217,228
Broadcom, Inc.	633	525,757
Enphase Energy, Inc.*	6	721
First Solar, Inc.*	5	808
Intel Corp.	245	8,710
KLA Corp.	256	117,417
Lam Research Corp.	250	156,693
Microchip Technology, Inc.	1,024	79,923

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Semiconductors & Semiconductor Equipment — (Continued)
Micron Technology, Inc.	513	$ 34,899
Monolithic Power Systems, Inc.	2	924
NVIDIA Corp.	221	96,133
NXP Semiconductors NV (Netherlands)	78	15,594
ON Semiconductor Corp.*	29	2,696
Qorvo, Inc.*	7	668
QUALCOMM, Inc.	73	8,107
Skyworks Solutions, Inc.	299	29,478
SolarEdge Technologies, Inc.*	26	3,367
Teradyne, Inc.	11	1,105
Texas Instruments, Inc.	43	6,837
		1,318,804
Software & Services — 10.9%
Accenture PLC, Class A (Ireland)	42	12,899
Adobe, Inc.*	212	108,099
Akamai Technologies, Inc.*	10	1,065
ANSYS, Inc.*	40	11,902
Autodesk, Inc.*	100	20,691
Cadence Design Systems, Inc.*	127	29,756
Cognizant Technology Solutions Corp., Class A	237	16,054
DXC Technology Co.*	14	292
EPAM Systems, Inc.*	27	6,904
Fair Isaac Corp.*	2	1,737
Fortinet, Inc.*	36	2,112
Gartner, Inc.*	5	1,718
Gen Digital, Inc.	1,198	21,181
International Business Machines Corp.	977	137,073
Intuit, Inc.	13	6,642
Microsoft Corp.	4,202	1,326,782
Oracle Corp.	167	17,689
Palo Alto Networks, Inc.*	16	3,751
PTC, Inc.*	5	708
Roper Technologies, Inc.	51	24,698
Salesforce, Inc.*	892	180,880
ServiceNow, Inc.*	15	8,384
Synopsys, Inc.*	71	32,587
Tyler Technologies, Inc.*	1	386
VeriSign, Inc.*	6	1,215
		1,975,205
Technology Hardware & Equipment — 10.2%
Amphenol Corp., Class A	44	3,696
Apple, Inc.	7,373	1,262,331
	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
Arista Networks, Inc.*	16	$ 2,943
CDW Corp.	207	41,764
Cisco Systems, Inc.	7,626	409,974
Corning, Inc.	54	1,645
F5, Inc.*	5	806
Hewlett Packard Enterprise Co.	2,406	41,792
HP, Inc.	1,849	47,519
Juniper Networks, Inc.	596	16,563
Keysight Technologies, Inc.*	12	1,588
Motorola Solutions, Inc.	11	2,995
NetApp, Inc.	15	1,138
Seagate Technology Holdings PLC (Ireland)	14	923
TE Connectivity Ltd. (Switzerland)	23	2,841
Teledyne Technologies, Inc.*	3	1,226
Trimble, Inc.*	12	646
Western Digital Corp.*	20	913
Zebra Technologies Corp., Class A*	3	710
		1,842,013
Telecommunication Services — 2.0%
AT&T, Inc.	13,408	201,388
T-Mobile US, Inc.*	80	11,204
Verizon Communications, Inc.	4,561	147,822
		360,414
Transportation — 1.4%
Alaska Air Group, Inc.*	5	185
American Airlines Group, Inc.*	1,225	15,692
CH Robinson Worldwide, Inc.	9	775
CSX Corp.	139	4,274
Delta Air Lines, Inc.	1,207	44,659
Expeditors International of Washington, Inc.	283	32,440
FedEx Corp.	470	124,513
JB Hunt Transport Services, Inc.	5	943
Norfolk Southern Corp.	15	2,954
Old Dominion Freight Line, Inc.	5	2,046
Southwest Airlines Co.	28	758
Union Pacific Corp.	41	8,349
United Airlines Holdings, Inc.*	15	635
United Parcel Service, Inc., Class B	59	9,196
		247,419
Utilities — 0.3%
AES Corp. (The)	40	608
Alliant Energy Corp.	12	581
Ameren Corp.	12	898

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED S&P 500 INDEX FUND
Portfolio of Investments (Concluded)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
American Electric Power Co., Inc.	24	$ 1,805
American Water Works Co., Inc.	9	1,114
Atmos Energy Corp.	6	636
CenterPoint Energy, Inc.	30	806
CMS Energy Corp.	13	690
Consolidated Edison, Inc.	23	1,967
Constellation Energy Corp.	22	2,400
Dominion Energy, Inc.	48	2,144
DTE Energy Co.	12	1,191
Duke Energy Corp.	37	3,266
Edison International	17	1,076
Entergy Corp.	10	925
Evergy, Inc.	10	507
Eversource Energy	16	930
Exelon Corp.	62	2,343
FirstEnergy Corp.	27	923
NextEra Energy, Inc.	94	5,385
NiSource, Inc.	20	494
NRG Energy, Inc.	14	539
PG&E Corp.*	967	15,598
	Number of Shares	Value
COMMON STOCKS — (Continued)
Utilities — (Continued)
Pinnacle West Capital Corp.	5	$ 368
PPL Corp.	44	1,037
Public Service Enterprise Group, Inc.	32	1,821
Sempra	29	1,973
Southern Co. (The)	51	3,301
WEC Energy Group, Inc.	14	1,128
Xcel Energy, Inc.	25	1,431
		57,885
TOTAL COMMON STOCKS (Cost $15,604,090)		17,940,670
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		185,834
NET ASSETS - 100.0%		$ 18,126,504

*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
LONG POSITIONS — 137.6%
COMMON STOCKS — 137.6%
Automobiles & Components — 0.1%
BorgWarner, Inc.	248	$ 10,012
Capital Goods — 5.5%
A. O. Smith Corp.	154	10,184
General Dynamics Corp.	118	26,074
General Electric Co.	639	70,641
Lockheed Martin Corp.†	235	96,106
Northrop Grumman Corp.†	20	8,804
Pentair PLC (Ireland)†	153	9,907
Snap-on, Inc.	365	93,097
WW Grainger, Inc.	72	49,812
		364,625
Commercial & Professional Services — 2.6%
Broadridge Financial Solutions, Inc.	155	27,753
Copart, Inc.*	1,329	57,267
Republic Services, Inc.	628	89,496
		174,516
Consumer Discretionary Distribution & Retail — 5.6%
Amazon.com, Inc.†*	1,328	168,815
AutoZone, Inc.†*	9	22,860
Best Buy Co., Inc.†	37	2,570
eBay, Inc.†	1,335	58,860
Home Depot, Inc. (The)	47	14,202
LKQ Corp.	230	11,387
Lowe's Cos., Inc.†	280	58,195
O'Reilly Automotive, Inc.*	2	1,818
Ross Stores, Inc.	1	113
TJX Cos., Inc. (The)	267	23,731
Ulta Beauty, Inc.*	28	11,185
		373,736
Consumer Durables & Apparel — 2.4%
Garmin Ltd. (Switzerland)	915	96,258
Hasbro, Inc.†	507	33,533
NIKE, Inc., Class B	255	24,383
PulteGroup, Inc.	1	74
Tapestry, Inc.	121	3,479
		157,727
Consumer Services — 4.0%
Booking Holdings, Inc.*	21	64,763
Chipotle Mexican Grill, Inc.*	21	38,468
Marriott International, Inc., Class A	523	102,801
McDonald's Corp.†	51	13,435
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
MGM Resorts International†	377	$ 13,859
Yum! Brands, Inc.	292	36,483
		269,809
Consumer Staples Distribution & Retail — 1.5%
Kroger Co. (The)	1,975	88,381
Sysco Corp.†	88	5,812
Walmart, Inc.†	22	3,519
		97,712
Energy — 1.9%
Baker Hughes Co.	729	25,748
ConocoPhillips	27	3,235
Coterra Energy, Inc.	1,924	52,044
Marathon Petroleum Corp.	84	12,713
Phillips 66	124	14,899
Pioneer Natural Resources Co.	70	16,068
		124,707
Financial Services — 7.5%
Berkshire Hathaway, Inc., Class B†*	363	127,159
BlackRock, Inc.	3	1,939
Cboe Global Markets, Inc.†	622	97,163
CME Group, Inc.†	356	71,278
Intercontinental Exchange, Inc.†	162	17,823
MarketAxess Holdings, Inc.†	111	23,714
Mastercard, Inc., Class A†	120	47,509
Nasdaq, Inc.†	962	46,744
PayPal Holdings, Inc.†*	141	8,243
Visa, Inc., Class A†	259	59,573
		501,145
Food, Beverage & Tobacco — 25.2%
Altria Group, Inc.†	2,612	109,835
Campbell Soup Co.†	4,226	173,604
Coca-Cola Co. (The)†	2,237	125,227
Conagra Brands, Inc.	3,217	88,210
General Mills, Inc.†	2,581	165,158
Hershey Co. (The)†	330	66,026
Hormel Foods Corp.†	1,574	59,859
J M Smucker Co. (The)†	994	122,173
Kellanova †	2,776	165,200
Keurig Dr Pepper, Inc.†	3,294	103,992
Kraft Heinz Co. (The)†	4,395	147,848
Molson Coors Beverage Co., Class B	1,734	110,265
Mondelez International, Inc., Class A	1,368	94,939

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
PepsiCo, Inc.†	507	$ 85,906
Philip Morris International, Inc.†	691	63,973
		1,682,215
Health Care Equipment & Services — 12.5%
Abbott Laboratories†	225	21,791
Cardinal Health, Inc.	485	42,108
Cencora, Inc.†	517	93,044
Centene Corp.*	404	27,827
Cigna Group (The)	167	47,774
CVS Health Corp.	795	55,507
DaVita, Inc.†*	1,136	107,386
DENTSPLY SIRONA, Inc.	200	6,832
GE HealthCare Technologies, Inc.	1,656	112,674
HCA Healthcare, Inc.	249	61,249
Hologic, Inc.*	344	23,874
Humana, Inc.	125	60,815
Laboratory Corp. of America Holdings	59	11,862
McKesson Corp.†	130	56,530
Molina Healthcare, Inc.†*	301	98,695
Quest Diagnostics, Inc.	49	5,971
ResMed, Inc.	9	1,331
UnitedHealth Group, Inc.	4	2,017
		837,287
Household & Personal Products — 7.0%
Church & Dwight Co., Inc.	771	70,647
Clorox Co. (The)	342	44,823
Colgate-Palmolive Co.	1,282	91,163
Kimberly-Clark Corp.†	1,279	154,567
Procter & Gamble Co. (The)†	732	106,769
		467,969
Insurance — 0.5%
Brown & Brown, Inc.	520	36,317
Materials — 0.1%
Amcor PLC (Jersey)	1,025	9,389
Media & Entertainment — 13.8%
Activision Blizzard, Inc.†	1,441	134,921
Alphabet, Inc., Class A†*	1,642	214,872
Charter Communications, Inc., Class A†*	20	8,796
Comcast Corp., Class A†	1,907	84,556
Electronic Arts, Inc.†	810	97,524
Fox Corp., Class A	1,087	33,914
Interpublic Group of Cos., Inc. (The)	2,407	68,985
	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
Meta Platforms, Inc., Class A†*	367	$ 110,177
Netflix, Inc.†*	209	78,918
Omnicom Group, Inc.†	1,145	85,280
Take-Two Interactive Software, Inc.†*	22	3,089
		921,032
Pharmaceuticals, Biotechnology & Life Sciences — 9.0%
AbbVie, Inc.	371	55,301
Amgen, Inc.	277	74,446
Bristol-Myers Squibb Co.†	1,666	96,695
Danaher Corp.†	96	23,818
Gilead Sciences, Inc.	675	50,584
Illumina, Inc.†*	20	2,746
Johnson & Johnson†	808	125,846
Merck & Co., Inc.†	551	56,725
Pfizer, Inc.†	3,370	111,783
		597,944
Semiconductors & Semiconductor Equipment — 11.9%
Applied Materials, Inc.†	1,659	229,689
Broadcom, Inc.†	162	134,554
KLA Corp.	363	166,494
Lam Research Corp.	290	181,763
Qorvo, Inc.†*	107	10,215
Skyworks Solutions, Inc.	736	72,562
		795,277
Software & Services — 10.2%
Accenture PLC, Class A (Ireland)	54	16,584
Adobe, Inc.†*	32	16,317
Akamai Technologies, Inc.†*	251	26,741
Cadence Design Systems, Inc.*	51	11,949
Gen Digital, Inc.†	3,503	61,933
International Business Machines Corp.†	602	84,461
Microsoft Corp.†	930	293,647
Oracle Corp.	447	47,346
Roper Technologies, Inc.†	14	6,780
Salesforce, Inc.†*	460	93,279
Synopsys, Inc.*	4	1,836
VeriSign, Inc.†*	85	17,215
		678,088
Technology Hardware & Equipment — 9.2%
Apple, Inc.†	1,700	291,057
CDW Corp.	212	42,773
Cisco Systems, Inc.†	2,578	138,593
F5, Inc.†*	146	23,527

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Technology Hardware & Equipment — (Continued)
HP, Inc.†	903	$ 23,207
Juniper Networks, Inc.	1,393	38,712
Keysight Technologies, Inc.*	204	26,991
NetApp, Inc.	349	26,482
		611,342
Telecommunication Services — 2.9%
AT&T, Inc.†	1,979	29,725
T-Mobile US, Inc.*	584	81,789
Verizon Communications, Inc.†	2,566	83,164
		194,678
Transportation — 4.2%
American Airlines Group, Inc.*	4,796	61,437
Delta Air Lines, Inc.	120	4,440
Expeditors International of Washington, Inc.†	923	105,803
FedEx Corp.	413	109,412
		281,092
TOTAL COMMON STOCKS (Cost $8,586,535)		9,186,619

TOTAL LONG POSITIONS - 137.6% (Cost $8,586,535)		9,186,619
SHORT POSITIONS — (39.4)%
COMMON STOCKS — (39.4)%
Automobiles & Components — (0.6)%
Aptiv PLC (Jersey)*	(275)	(27,112)
Tesla, Inc.*	(53)	(13,262)
		(40,374)
Capital Goods — (2.4)%
Axon Enterprise, Inc.*	(99)	(19,700)
Cummins, Inc.	(78)	(17,820)
Generac Holdings, Inc.*	(456)	(49,686)
Quanta Services, Inc.	(76)	(14,218)
Stanley Black & Decker, Inc.	(116)	(9,695)
United Rentals, Inc.	(16)	(7,113)
Westinghouse Air Brake Technologies Corp.	(45)	(4,782)
Xylem, Inc.	(403)	(36,685)
		(159,699)
Commercial & Professional Services — (1.5)%
Ceridian HCM Holding, Inc.*	(701)	(47,563)
	Number of Shares	Value

COMMON STOCKS — (Continued)
Commercial & Professional Services — (Continued)
Equifax, Inc.	(110)	$ (20,150)
Paycom Software, Inc.	(137)	(35,520)
		(103,233)
Consumer Discretionary Distribution & Retail — (0.1)%
CarMax, Inc.*	(77)	(5,446)
Tractor Supply Co.	(12)	(2,437)
		(7,883)
Consumer Durables & Apparel — (0.4)%
Mohawk Industries, Inc.*	(307)	(26,344)
Consumer Services — (1.8)%
Airbnb, Inc., Class A*	(156)	(21,405)
Carnival Corp. (Panama)*	(2,397)	(32,887)
Domino's Pizza, Inc.	(44)	(16,667)
Expedia Group, Inc.*	(76)	(7,833)
Las Vegas Sands Corp.	(48)	(2,200)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(2,183)	(35,976)
Royal Caribbean Cruises Ltd. (Liberia)*	(62)	(5,712)
		(122,680)
Consumer Staples Distribution & Retail — (0.1)%
Target Corp.	(57)	(6,302)
Energy — (0.6)%
Targa Resources Corp.	(241)	(20,659)
Williams Cos., Inc. (The)	(657)	(22,134)
		(42,793)
Equity Real Estate Investment Trusts (REITs) — (1.3)%
Boston Properties, Inc.	(204)	(12,134)
Equinix, Inc.	(28)	(20,335)
Essex Property Trust, Inc.	(13)	(2,757)
Host Hotels & Resorts, Inc.	(752)	(12,085)
Invitation Homes, Inc.	(19)	(602)
Iron Mountain, Inc.	(267)	(15,873)
Kimco Realty Corp.	(587)	(10,325)
Prologis, Inc.	(42)	(4,713)
Public Storage	(5)	(1,318)
UDR, Inc.	(161)	(5,743)
		(85,885)
Financial Services — (0.7)%
Capital One Financial Corp.	(111)	(10,772)
Discover Financial Services	(33)	(2,859)
Global Payments, Inc.	(76)	(8,770)

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value

COMMON STOCKS — (Continued)
Financial Services — (Continued)
MSCI, Inc.	(20)	$ (10,262)
Synchrony Financial	(350)	(10,699)
		(43,362)
Food, Beverage & Tobacco — (0.3)%
Brown-Forman Corp., Class B	(37)	(2,135)
Lamb Weston Holdings, Inc.	(2)	(185)
Tyson Foods, Inc., Class A	(292)	(14,743)
		(17,063)
Health Care Equipment & Services — (1.9)%
Align Technology, Inc.*	(87)	(26,563)
Dexcom, Inc.*	(407)	(37,973)
Edwards Lifesciences Corp.*	(75)	(5,196)
IDEXX Laboratories, Inc.*	(42)	(18,366)
Insulet Corp.*	(168)	(26,794)
Intuitive Surgical, Inc.*	(18)	(5,261)
STERIS PLC (Ireland)	(41)	(8,996)
		(129,149)
Household & Personal Products — (0.1)%
Estee Lauder Cos., Inc. (The), Class A	(62)	(8,962)
Insurance — (0.0)%
Allstate Corp. (The)	(6)	(668)
Materials — (4.2)%
Air Products and Chemicals, Inc.	(54)	(15,304)
Albemarle Corp.	(197)	(33,498)
Avery Dennison Corp.	(141)	(25,756)
Ball Corp.	(506)	(25,189)
Celanese Corp.	(308)	(38,660)
Corteva, Inc.	(650)	(33,254)
Eastman Chemical Co.	(246)	(18,873)
Freeport-McMoRan, Inc.	(1,083)	(40,385)
Newmont Corp.	(554)	(20,470)
Sherwin-Williams Co. (The)	(37)	(9,437)
Westrock Co.	(632)	(22,626)
		(283,452)
Media & Entertainment — (0.4)%
Live Nation Entertainment, Inc.*	(212)	(17,604)
Paramount Global, Class B	(532)	(6,863)
		(24,467)
Pharmaceuticals, Biotechnology & Life Sciences — (3.4)%
Bio-Techne Corp.	(527)	(35,873)
Catalent, Inc.*	(891)	(40,567)
	Number of Shares	Value

COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Charles River Laboratories International, Inc.*	(162)	$ (31,749)
IQVIA Holdings, Inc.*	(47)	(9,247)
Moderna, Inc.*	(461)	(47,617)
Thermo Fisher Scientific, Inc.	(59)	(29,864)
Waters Corp.*	(56)	(15,356)
West Pharmaceutical Services, Inc.	(14)	(5,253)
Zoetis, Inc.	(67)	(11,656)
		(227,182)
Real Estate Management & Development — (1.0)%
CBRE Group, Inc., Class A*	(568)	(41,952)
CoStar Group, Inc.*	(349)	(26,835)
		(68,787)
Semiconductors & Semiconductor Equipment — (4.7)%
Advanced Micro Devices, Inc.*	(353)	(36,296)
Analog Devices, Inc.	(15)	(2,626)
Enphase Energy, Inc.*	(234)	(28,115)
First Solar, Inc.*	(250)	(40,398)
Intel Corp.	(1,262)	(44,864)
Monolithic Power Systems, Inc.	(80)	(36,960)
NVIDIA Corp.	(69)	(30,014)
ON Semiconductor Corp.*	(441)	(40,991)
Teradyne, Inc.	(244)	(24,512)
Texas Instruments, Inc.	(175)	(27,827)
		(312,603)
Software & Services — (2.0)%
DXC Technology Co.*	(4)	(83)
Fair Isaac Corp.*	(2)	(1,737)
Fortinet, Inc.*	(479)	(28,108)
Intuit, Inc.	(41)	(20,949)
Palo Alto Networks, Inc.*	(83)	(19,459)
PTC, Inc.*	(36)	(5,100)
ServiceNow, Inc.*	(50)	(27,948)
Tyler Technologies, Inc.*	(72)	(27,802)
		(131,186)
Technology Hardware & Equipment — (1.9)%
Arista Networks, Inc.*	(78)	(14,347)
Corning, Inc.	(791)	(24,102)
Trimble, Inc.*	(284)	(15,296)
Western Digital Corp.*	(1,027)	(46,862)
Zebra Technologies Corp., Class A*	(97)	(22,943)
		(123,550)

The accompanying notes are an integral part of the financial statements.

GOTHAM HEDGED CORE FUND
Portfolio of Investments (Concluded)
September 30, 2023
	Number of Shares	Value

COMMON STOCKS — (Continued)
Transportation — (1.5)%
Alaska Air Group, Inc.*	(502)	$ (18,614)
JB Hunt Transport Services, Inc.	(95)	(17,909)
Old Dominion Freight Line, Inc.	(57)	(23,321)
Southwest Airlines Co.	(687)	(18,597)
United Airlines Holdings, Inc.*	(432)	(18,274)
		(96,715)
Utilities — (8.5)%
AES Corp. (The)	(2,186)	(33,227)
Alliant Energy Corp.	(596)	(28,876)
Ameren Corp.	(279)	(20,878)
American Electric Power Co., Inc.	(383)	(28,809)
American Water Works Co., Inc.	(220)	(27,243)
Atmos Energy Corp.	(224)	(23,728)
CenterPoint Energy, Inc.	(290)	(7,786)
CMS Energy Corp.	(518)	(27,511)
Constellation Energy Corp.	(273)	(29,779)
Dominion Energy, Inc.	(351)	(15,679)
DTE Energy Co.	(37)	(3,673)
Duke Energy Corp.	(131)	(11,562)
Edison International	(412)	(26,075)
Entergy Corp.	(83)	(7,678)
Evergy, Inc.	(588)	(29,812)
Eversource Energy	(393)	(22,853)
Exelon Corp.	(835)	(31,555)
FirstEnergy Corp.	(575)	(19,653)
NextEra Energy, Inc.	(353)	(20,223)
	Number of Shares	Value

COMMON STOCKS — (Continued)
Utilities — (Continued)
NiSource, Inc.	(1,315)	$ (32,454)
Pinnacle West Capital Corp.	(200)	(14,736)
PPL Corp.	(204)	(4,806)
Public Service Enterprise Group, Inc.	(248)	(14,114)
Sempra	(426)	(28,981)
Southern Co. (The)	(271)	(17,539)
WEC Energy Group, Inc.	(272)	(21,910)
Xcel Energy, Inc.	(335)	(19,169)
		(570,309)
TOTAL COMMON STOCKS (Proceeds $2,990,719)		(2,632,648)

TOTAL SHORT POSITIONS - (39.4)% (Proceeds $2,990,719)		(2,632,648)
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.8%		119,839
NET ASSETS - 100.0%		$ 6,673,810

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 94.8%
Automobiles & Components — 0.4%
BorgWarner, Inc.	1,630	$ 65,803
Capital Goods — 5.0%
A. O. Smith Corp.	894	59,120
Emerson Electric Co.	300	28,971
General Dynamics Corp.	248	54,800
General Electric Co.	1,323	146,258
Lockheed Martin Corp.	358	146,408
Northrop Grumman Corp.	24	10,565
Otis Worldwide Corp.	271	21,764
Pentair PLC (Ireland)	437	28,296
Snap-on, Inc.(a)	722	184,153
WW Grainger, Inc.	194	134,217
		814,552
Commercial & Professional Services — 1.4%
Broadridge Financial Solutions, Inc.	265	47,448
Copart, Inc.*	1,471	63,386
Republic Services, Inc.	904	128,829
		239,663
Consumer Discretionary Distribution & Retail — 2.7%
Amazon.com, Inc.*	1,088	138,306
AutoZone, Inc.*	12	30,480
Best Buy Co., Inc.	59	4,099
eBay, Inc.(a)	2,078	91,619
Home Depot, Inc. (The)	36	10,878
LKQ Corp.	616	30,498
Lowe's Cos., Inc.	381	79,187
O'Reilly Automotive, Inc.*	1	909
Ross Stores, Inc.	5	565
TJX Cos., Inc. (The)	334	29,686
Ulta Beauty, Inc.*	72	28,760
		444,987
Consumer Durables & Apparel — 2.2%
Garmin Ltd. (Switzerland)	1,716	180,523
Hasbro, Inc.(a)	1,683	111,314
NIKE, Inc., Class B	325	31,076
PulteGroup, Inc.	304	22,511
Tapestry, Inc.	513	14,749
		360,173
Consumer Services — 2.9%
Booking Holdings, Inc.*	40	123,358
Chipotle Mexican Grill, Inc.*	20	36,637
Marriott International, Inc., Class A(a)	965	189,680
McDonald's Corp.	122	32,140
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — (Continued)
MGM Resorts International	570	$ 20,953
Yum! Brands, Inc.	544	67,967
		470,735
Consumer Staples Distribution & Retail — 0.9%
Kroger Co. (The)	2,653	118,722
Sysco Corp.	115	7,596
Walgreens Boots Alliance, Inc.	1,077	23,952
		150,270
Energy — 0.9%
Baker Hughes Co.	798	28,185
ConocoPhillips	59	7,068
Coterra Energy, Inc.	2,593	70,141
Marathon Petroleum Corp.	135	20,431
Phillips 66	113	13,577
Pioneer Natural Resources Co.	35	8,034
		147,436
Equity Real Estate Investment Trusts (REITs) — 0.2%
Welltower, Inc.	343	28,099
Financial Services — 5.3%
Berkshire Hathaway, Inc., Class B(a)*	603	211,231
BlackRock, Inc.	43	27,799
Cboe Global Markets, Inc.	1,023	159,803
CME Group, Inc.(a)	661	132,345
FleetCor Technologies, Inc.*	125	31,918
Intercontinental Exchange, Inc.	207	22,774
MarketAxess Holdings, Inc.	127	27,132
Mastercard, Inc., Class A	110	43,550
Nasdaq, Inc.(a)	2,096	101,845
PayPal Holdings, Inc.*	179	10,464
T Rowe Price Group, Inc.	32	3,356
Visa, Inc., Class A	400	92,004
		864,221
Food, Beverage & Tobacco — 15.1%
Altria Group, Inc.(a)	4,266	179,385
Archer-Daniels-Midland Co.	163	12,293
Campbell Soup Co.(a)	6,190	254,285
Coca-Cola Co. (The)(a)	3,158	176,785
Conagra Brands, Inc.	4,833	132,521
General Mills, Inc.(a)	3,595	230,044
Hershey Co. (The)(a)	312	62,425
Hormel Foods Corp.	2,230	84,807
J M Smucker Co. (The)(a)	1,580	194,198
Kellanova (a)	4,341	258,333
Keurig Dr Pepper, Inc.(a)	4,667	147,337

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Food, Beverage & Tobacco — (Continued)
Kraft Heinz Co. (The)(a)	6,616	$ 222,562
Lamb Weston Holdings, Inc.	12	1,110
Molson Coors Beverage Co., Class B	2,765	175,826
Mondelez International, Inc., Class A	1,894	131,444
PepsiCo, Inc.	593	100,478
Philip Morris International, Inc.	1,185	109,707
		2,473,540
Health Care Equipment & Services — 8.4%
Abbott Laboratories	272	26,343
Cardinal Health, Inc.	886	76,923
Cencora, Inc.	800	143,976
Centene Corp.*	1,239	85,342
Cigna Group (The)	265	75,809
CVS Health Corp.	1,459	101,867
DaVita, Inc.(a)*	1,648	155,785
DENTSPLY SIRONA, Inc.	353	12,058
GE HealthCare Technologies, Inc.(a)	2,630	178,945
HCA Healthcare, Inc.	455	111,921
Hologic, Inc.*	555	38,517
Humana, Inc.	128	62,275
Laboratory Corp. of America Holdings	151	30,359
McKesson Corp.	150	65,227
Molina Healthcare, Inc.(a)*	617	202,308
Quest Diagnostics, Inc.	10	1,219
Universal Health Services, Inc., Class B	41	5,155
		1,374,029
Household & Personal Products — 4.3%
Church & Dwight Co., Inc.	964	88,331
Clorox Co. (The)	312	40,891
Colgate-Palmolive Co.	1,846	131,269
Kenvue, Inc.	437	8,775
Kimberly-Clark Corp.(a)	2,008	242,667
Procter & Gamble Co. (The)(a)	1,381	201,432
		713,365
Insurance — 0.6%
Brown & Brown, Inc.	1,419	99,103
Materials — 0.4%
Amcor PLC (Jersey)	3,547	32,491
Dow, Inc.	41	2,114
Packaging Corp. of America	177	27,178
		61,783
	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — 10.1%
Activision Blizzard, Inc.(a)	2,934	$ 274,710
Alphabet, Inc., Class A(a)*	2,654	347,303
Charter Communications, Inc., Class A*	46	20,232
Comcast Corp., Class A(a)	3,857	171,019
Electronic Arts, Inc.	1,135	136,654
Fox Corp., Class A	1,777	55,442
Interpublic Group of Cos., Inc. (The)	5,261	150,780
Match Group, Inc.*	123	4,819
Meta Platforms, Inc., Class A(a)*	618	185,530
Netflix, Inc.(a)*	352	132,915
Omnicom Group, Inc.	2,329	173,464
Take-Two Interactive Software, Inc.*	29	4,071
		1,656,939
Pharmaceuticals, Biotechnology & Life Sciences — 5.6%
AbbVie, Inc.	516	76,915
Amgen, Inc.	457	122,823
Bristol-Myers Squibb Co.(a)	2,324	134,885
Danaher Corp.	112	27,787
Gilead Sciences, Inc.	1,251	93,750
Illumina, Inc.*	31	4,256
Johnson & Johnson(a)	1,129	175,842
Merck & Co., Inc.(a)	930	95,743
Pfizer, Inc.(a)	5,445	180,611
		912,612
Semiconductors & Semiconductor Equipment — 9.7%
Applied Materials, Inc.(a)	2,796	387,106
Broadcom, Inc.(a)	405	336,385
KLA Corp.(a)	623	285,745
Lam Research Corp.(a)	576	361,020
Microchip Technology, Inc.	239	18,654
NXP Semiconductors NV (Netherlands)	185	36,985
Skyworks Solutions, Inc.(a)	1,608	158,533
		1,584,428
Software & Services — 5.7%
Accenture PLC, Class A (Ireland)	122	37,467
Adobe, Inc.(a)*	31	15,807
Akamai Technologies, Inc.*	450	47,943
Gen Digital, Inc.(a)	6,670	117,926
International Business Machines Corp.(a)	1,379	193,474
Microsoft Corp.(a)	966	305,014
Oracle Corp.	426	45,122
Roper Technologies, Inc.	17	8,233

The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Salesforce, Inc.*	745	$ 151,071
VeriSign, Inc.*	70	14,177
		936,234
Technology Hardware & Equipment — 7.6%
Amphenol Corp., Class A	1	84
Apple, Inc.(a)	2,803	479,902
CDW Corp.	670	135,179
Cisco Systems, Inc.(a)	4,535	243,802
F5, Inc.(a)*	486	78,314
Hewlett Packard Enterprise Co.	809	14,052
HP, Inc.	2,805	72,089
Juniper Networks, Inc.	2,780	77,256
Keysight Technologies, Inc.*	337	44,589
NetApp, Inc.	847	64,270
Seagate Technology Holdings PLC (Ireland)	634	41,812
		1,251,349
Telecommunication Services — 1.8%
AT&T, Inc.	4,353	65,382
T-Mobile US, Inc.*	738	103,357
Verizon Communications, Inc.(a)	4,060	131,585
		300,324
Transportation — 3.6%
American Airlines Group, Inc.*	10,068	128,971
CH Robinson Worldwide, Inc.	295	25,408
Delta Air Lines, Inc.	1,279	47,323
Expeditors International of Washington, Inc.(a)	1,824	209,085
FedEx Corp.(a)	708	187,564
		598,351
TOTAL COMMON STOCKS (Cost $14,220,171)		15,547,996
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.2%		851,368
NET ASSETS - 100.0%		$ 16,399,364

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.
PLC	Public Limited Company
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
The portfolio matures between August 29, 2024 and July 11, 2028, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The maturity date shown in the table below is the earliest maturity date for the specific entity. The following table represents the individual long and short positions and related values of total return swaps, which represents 4.2% of net assets as of September 30, 2023:
Total Return Swaps
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
BorgWarner, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,642	$ 66,567	$ 66,288	$ 1,787
Capital Goods
A. O. Smith Corp.	USFF +0.250%	Weekly	MS	01/10/28	910	63,509	60,178	(1,396)
Emerson Electric Co.	USFF +0.250%	Weekly	MS	07/11/28	294	28,421	28,392	898
General Dynamics Corp.	USFF +0.250%	Weekly	MS	01/10/28	237	51,634	52,370	2,242
General Electric Co.	USFF +0.250%	Weekly	MS	01/10/28	1,265	127,451	139,846	16,264
Lockheed Martin Corp.	USFF +0.250%	Weekly	MS	08/29/24	348	150,568	142,318	531
Northrop Grumman Corp.	USFF +0.250%	Weekly	MS	01/05/26	25	8,886	11,005	3,170
Otis Worldwide Corp.	USFF +0.250%	Weekly	MS	01/10/28	296	24,859	23,772	(302)
Pentair PLC (Ireland)	USFF +0.250%	Weekly	MS	07/08/27	450	18,343	29,138	11,587
Snap-on, Inc.	USFF +0.250%	Weekly	MS	01/10/28	702	175,538	179,052	10,798
WW Grainger, Inc.	USFF +0.250%	Weekly	MS	08/29/24	182	119,395	125,915	11,252
					4,709	768,604	791,986	55,044
Commercial & Professional Services
Broadridge Financial Solutions, Inc.	USFF +0.250%	Weekly	MS	07/11/28	305	54,585	54,610	1,892
Copart, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,610	65,314	69,375	5,962
Republic Services, Inc.	USFF +0.250%	Weekly	MS	07/11/28	892	131,681	127,119	(265)
					2,807	251,580	251,104	7,589
Consumer Discretionary Distribution & Retail
Amazon.com, Inc.	USFF +0.250%	Weekly	MS	08/29/24	2,199	207,495	279,537	77,856
AutoZone, Inc.	USFF +0.250%	Weekly	MS	07/11/28	10	25,573	25,400	594
Best Buy Co., Inc.	USFF +0.250%	Weekly	MS	08/29/24	34	2,365	2,362	259
eBay, Inc.	USFF +0.250%	Weekly	MS	08/29/24	2,136	86,657	94,176	12,979
Home Depot, Inc. (The)	USFF +0.250%	Weekly	MS	07/11/28	37	11,533	11,180	4
LKQ Corp.	USFF +0.250%	Weekly	MS	07/11/28	616	31,203	30,498	226
Lowe's Cos., Inc.	USFF +0.250%	Weekly	MS	08/29/24	375	73,449	77,940	8,401
O'Reilly Automotive, Inc.	USFF +0.250%	Weekly	MS	01/05/26	1	738	909	262
Ross Stores, Inc.	USFF +0.250%	Weekly	MS	07/08/27	5	417	565	201
TJX Cos., Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	323	25,418	28,708	4,205
Ulta Beauty, Inc.	USFF +0.250%	Weekly	MS	01/10/28	74	30,963	29,559	(544)
					5,810	495,811	580,834	104,443
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel
Garmin Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	01/10/28	1,709	$ 177,818	$ 179,787	$ 8,318
Hasbro, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,683	83,283	111,314	32,802
NIKE, Inc., Class B	USFF +0.250%	Weekly	MS	01/07/27	297	34,393	28,399	(4,906)
PulteGroup, Inc.	USFF +0.250%	Weekly	MS	01/10/28	283	18,866	20,956	2,973
Tapestry, Inc.	USFF +0.250%	Weekly	MS	07/08/27	539	18,777	15,496	(2,488)
					4,511	333,137	355,952	36,699
Consumer Services
Booking Holdings, Inc.	USFF +0.250%	Weekly	MS	07/11/28	37	110,826	114,106	6,483
Chipotle Mexican Grill, Inc.	USFF +0.250%	Weekly	MS	07/11/28	16	29,812	29,309	384
Marriott International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	957	173,062	188,108	20,667
McDonald's Corp.	USFF +0.250%	Weekly	MS	08/29/24	119	28,221	31,349	7,060
MGM Resorts International	USFF +0.250%	Weekly	MS	01/07/27	570	18,237	20,953	3,272
Yum! Brands, Inc.	USFF +0.250%	Weekly	MS	01/10/28	536	68,345	66,968	1,563
					2,235	428,503	450,793	39,429
Consumer Staples Distribution & Retail
Kroger Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	2,610	118,635	116,798	5,732
Sysco Corp.	USFF +0.250%	Weekly	MS	08/29/24	107	7,327	7,067	596
Walgreens Boots Alliance, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,070	23,476	23,797	1,024
					3,787	149,438	147,662	7,352
Energy
Baker Hughes Co.	USFF +0.250%	Weekly	MS	07/08/27	988	26,735	34,896	9,582
ConocoPhillips	USFF +0.250%	Weekly	MS	01/10/28	64	6,459	7,667	1,525
Coterra Energy, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,619	66,062	70,844	7,899
Marathon Petroleum Corp.	USFF +0.250%	Weekly	MS	07/06/26	136	15,788	20,582	6,016
Phillips 66	USFF +0.250%	Weekly	MS	07/11/28	108	12,413	12,976	1,540
Pioneer Natural Resources Co.	USFF +0.250%	Weekly	MS	01/10/28	39	7,367	8,952	2,030
					3,954	134,824	155,917	28,592
Equity Real Estate Investment Trusts (REITs)
Welltower, Inc.	USFF +0.250%	Weekly	MS	07/08/27	338	19,799	27,689	9,316
Financial Services
Berkshire Hathaway, Inc., Class B	USFF +0.250%	Weekly	MS	08/29/24	294	77,344	102,988	27,890
BlackRock, Inc.	USFF +0.250%	Weekly	MS	08/29/24	38	20,693	24,567	7,412
Cboe Global Markets, Inc.	USFF +0.250%	Weekly	MS	07/08/27	971	116,850	151,680	41,356
CME Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	608	103,921	121,734	24,978
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Financial Services — (continued)
FleetCor Technologies, Inc.	USFF +0.250%	Weekly	MS	07/08/27	123	$ 22,775	$ 31,407	$ 9,318
Intercontinental Exchange, Inc.	USFF +0.250%	Weekly	MS	07/08/27	219	20,149	24,094	5,401
MarketAxess Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	121	32,500	25,850	(6,748)
Mastercard, Inc., Class A	USFF +0.250%	Weekly	MS	08/29/24	186	50,328	73,639	25,943
Nasdaq, Inc.	USFF +0.250%	Weekly	MS	08/29/24	2,075	102,163	100,824	5,037
PayPal Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	174	11,864	10,172	(1,318)
T Rowe Price Group, Inc.	USFF +0.250%	Weekly	MS	08/29/24	31	3,058	3,251	844
Visa, Inc., Class A	USFF +0.250%	Weekly	MS	08/29/24	243	43,908	55,892	14,311
					5,083	605,553	726,098	154,424
Food, Beverage & Tobacco
Altria Group, Inc.	USFF +0.250%	Weekly	MS	08/29/24	4,105	177,753	172,615	19,859
Archer-Daniels-Midland Co.	USFF +0.250%	Weekly	MS	07/11/28	166	13,078	12,520	(150)
Campbell Soup Co.	USFF +0.250%	Weekly	MS	07/06/26	6,213	308,628	255,230	(38,717)
Coca-Cola Co. (The)	USFF +0.250%	Weekly	MS	07/06/26	3,157	186,439	176,729	(1,382)
Conagra Brands, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,994	162,605	136,936	(18,135)
General Mills, Inc.	USFF +0.250%	Weekly	MS	08/29/24	3,491	250,326	223,389	(4,230)
Hershey Co. (The)	USFF +0.250%	Weekly	MS	01/05/26	294	64,662	58,824	(2,621)
Hormel Foods Corp.	USFF +0.250%	Weekly	MS	01/10/28	2,177	85,115	82,791	760
J M Smucker Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	1,560	234,081	191,740	(32,581)
Kellanova	USFF +0.250%	Weekly	MS	01/07/27	4,217	289,917	250,954	(23,097)
Keurig Dr Pepper, Inc.	USFF +0.250%	Weekly	MS	01/10/28	4,624	153,548	145,980	(868)
Kraft Heinz Co. (The)	USFF +0.250%	Weekly	MS	08/29/24	6,527	232,427	219,568	(220)
Lamb Weston Holdings, Inc.	USFF +0.250%	Weekly	MS	07/08/27	10	831	925	160
Molson Coors Beverage Co., Class B	USFF +0.250%	Weekly	MS	07/11/28	2,730	175,245	173,601	4,451
Mondelez International, Inc., Class A	USFF +0.250%	Weekly	MS	01/10/28	1,878	136,398	130,333	(1,021)
PepsiCo, Inc.	USFF +0.250%	Weekly	MS	07/06/26	595	105,142	100,817	286
Philip Morris International, Inc.	USFF +0.250%	Weekly	MS	08/29/24	1,163	111,155	107,671	3,610
					47,901	2,687,350	2,440,623	(93,896)
Health Care Equipment & Services
Abbott Laboratories	USFF +0.250%	Weekly	MS	08/29/24	285	28,161	27,602	1,186
Cardinal Health, Inc.	USFF +0.250%	Weekly	MS	07/08/27	794	57,130	68,935	15,966
Cencora, Inc.	USFF +0.250%	Weekly	MS	01/07/27	769	124,824	138,397	18,108
Centene Corp.	USFF +0.250%	Weekly	MS	01/10/28	1,229	78,186	84,654	8,737
Cigna Group (The)	USFF +0.250%	Weekly	MS	07/06/26	252	61,679	72,090	14,042
CVS Health Corp.	USFF +0.250%	Weekly	MS	08/29/24	1,509	110,115	105,358	867
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services — (continued)
DaVita, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,611	$ 117,131	$ 152,288	$ 38,540
DENTSPLY SIRONA, Inc.	USFF +0.250%	Weekly	MS	07/08/27	347	9,863	11,854	2,496
GE HealthCare Technologies, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,534	180,335	172,413	(3,887)
HCA Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/11/28	450	118,296	110,691	(4,025)
Hologic, Inc.	USFF +0.250%	Weekly	MS	07/11/28	557	40,834	38,656	(976)
Humana, Inc.	USFF +0.250%	Weekly	MS	07/11/28	125	57,594	60,815	5,006
Laboratory Corp. of America Holdings	USFF +0.250%	Weekly	MS	07/11/28	148	30,229	29,755	426
McKesson Corp.	USFF +0.250%	Weekly	MS	01/05/26	149	56,890	64,793	10,283
Molina Healthcare, Inc.	USFF +0.250%	Weekly	MS	07/08/27	604	177,323	198,046	25,827
Quest Diagnostics, Inc.	USFF +0.250%	Weekly	MS	07/11/28	11	1,362	1,340	38
Universal Health Services, Inc., Class B	USFF +0.250%	Weekly	MS	07/11/28	37	4,714	4,652	113
					11,411	1,254,666	1,342,339	132,747
Household & Personal Products
Church & Dwight Co., Inc.	USFF +0.250%	Weekly	MS	01/10/28	939	80,615	86,041	8,255
Clorox Co. (The)	USFF +0.250%	Weekly	MS	01/10/28	322	46,720	42,201	(729)
Colgate-Palmolive Co.	USFF +0.250%	Weekly	MS	01/10/28	1,828	139,180	129,989	(4,644)
Kenvue, Inc.	USFF +0.250%	Weekly	MS	07/11/28	443	9,299	8,895	(103)
Kimberly-Clark Corp.	USFF +0.250%	Weekly	MS	01/07/27	2,007	246,882	242,546	11,607
Procter & Gamble Co. (The)	USFF +0.250%	Weekly	MS	07/08/27	1,366	179,408	199,245	30,246
					6,905	702,104	708,917	44,632
Insurance
Brown & Brown, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,370	83,284	95,681	15,459
Materials
Amcor PLC (Jersey)	USFF +0.250%	Weekly	MS	07/11/28	3,790	35,447	34,716	598
Dow, Inc.	USFF +0.250%	Weekly	MS	07/08/27	39	1,714	2,011	930
Packaging Corp. of America	USFF +0.250%	Weekly	MS	07/08/27	176	22,409	27,025	5,989
					4,005	59,570	63,752	7,517
Media & Entertainment
Activision Blizzard, Inc.	USFF +0.250%	Weekly	MS	07/06/26	2,715	205,270	254,205	58,574
Alphabet, Inc., Class A	USFF +0.250%	Weekly	MS	08/29/24	2,568	222,617	336,049	119,830
Charter Communications, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	43	13,224	18,912	8,238
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
Comcast Corp., Class A	USFF +0.250%	Weekly	MS	07/08/27	3,842	$ 131,687	$ 170,354	$ 45,891
Electronic Arts, Inc.	USFF +0.250%	Weekly	MS	11/03/25	1,133	136,525	136,413	4,006
Fox Corp., Class A	USFF +0.250%	Weekly	MS	01/10/28	1,720	54,343	53,664	1,062
Interpublic Group of Cos., Inc. (The)	USFF +0.250%	Weekly	MS	01/10/28	5,192	180,666	148,803	(23,753)
Match Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	118	3,747	4,623	1,480
Meta Platforms, Inc., Class A	USFF +0.250%	Weekly	MS	07/08/27	700	76,415	210,147	135,952
Netflix, Inc.	USFF +0.250%	Weekly	MS	01/07/27	349	115,088	131,782	19,820
Omnicom Group, Inc.	USFF +0.250%	Weekly	MS	07/08/27	2,299	198,807	171,230	(17,772)
Take-Two Interactive Software, Inc.	USFF +0.250%	Weekly	MS	01/07/27	25	2,625	3,510	994
					20,704	1,341,014	1,639,692	354,322
Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	USFF +0.250%	Weekly	MS	01/10/28	541	77,833	80,641	5,349
Amgen, Inc.	USFF +0.250%	Weekly	MS	01/10/28	416	95,723	111,804	20,296
Bristol-Myers Squibb Co.	USFF +0.250%	Weekly	MS	07/06/26	2,160	133,757	125,366	(244)
Danaher Corp.	USFF +0.250%	Weekly	MS	08/29/24	125	31,118	31,013	973
Gilead Sciences, Inc.	USFF +0.250%	Weekly	MS	01/07/27	1,232	92,687	92,326	3,621
Illumina, Inc.	USFF +0.250%	Weekly	MS	08/29/24	20	5,819	2,746	(2,872)
Johnson & Johnson	USFF +0.250%	Weekly	MS	08/29/24	1,135	178,854	176,776	10,059
Merck & Co., Inc.	USFF +0.250%	Weekly	MS	01/05/26	928	89,138	95,538	14,639
Pfizer, Inc.	USFF +0.250%	Weekly	MS	01/05/26	5,396	195,365	178,985	(8,766)
					11,953	900,294	895,195	43,055
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	USFF +0.250%	Weekly	MS	01/07/27	2,770	318,333	383,507	78,738
Broadcom, Inc.	USFF +0.250%	Weekly	MS	07/08/27	391	224,737	324,757	111,153
KLA Corp.	USFF +0.250%	Weekly	MS	07/08/27	609	236,888	279,324	50,406
Lam Research Corp.	USFF +0.250%	Weekly	MS	07/08/27	556	192,572	348,484	165,438
Microchip Technology, Inc.	USFF +0.250%	Weekly	MS	07/11/28	231	17,911	18,030	665
NXP Semiconductors NV (Netherlands)	USFF +0.250%	Weekly	MS	07/08/27	181	25,498	36,186	12,049
Skyworks Solutions, Inc.	USFF +0.250%	Weekly	MS	01/10/28	1,591	161,650	156,857	1,044
					6,329	1,177,589	1,547,145	419,493
Software & Services
Accenture PLC, Class A (Ireland)	USFF +0.250%	Weekly	MS	07/11/28	117	36,587	35,932	427
Adobe, Inc.	USFF +0.250%	Weekly	MS	07/08/27	31	8,739	15,807	16,976
Akamai Technologies, Inc.	USFF +0.250%	Weekly	MS	07/08/27	446	35,399	47,517	13,935
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Gen Digital, Inc.	USFF +0.250%	Weekly	MS	08/29/24	6,590	$ 110,012	$ 116,511	$ 11,314
International Business Machines Corp.	USFF +0.250%	Weekly	MS	07/08/27	1,379	174,542	193,474	28,645
Microsoft Corp.	USFF +0.250%	Weekly	MS	08/29/24	1,415	289,997	446,786	176,919
Oracle Corp.	USFF +0.250%	Weekly	MS	07/11/28	419	45,448	44,380	267
Roper Technologies, Inc.	USFF +0.250%	Weekly	MS	08/29/24	17	6,851	8,233	1,716
Salesforce, Inc.	USFF +0.250%	Weekly	MS	07/08/27	740	129,398	150,057	23,788
VeriSign, Inc.	USFF +0.250%	Weekly	MS	01/07/27	67	10,812	13,570	3,474
					11,221	847,785	1,072,267	277,461
Technology Hardware & Equipment
Apple, Inc.	USFF +0.250%	Weekly	MS	08/29/24	2,106	167,541	360,568	204,519
CDW Corp.	USFF +0.250%	Weekly	MS	01/10/28	676	114,406	136,390	25,969
Cisco Systems, Inc.	USFF +0.250%	Weekly	MS	08/29/24	4,234	193,833	227,620	55,169
F5, Inc.	USFF +0.250%	Weekly	MS	07/08/27	481	67,491	77,508	11,982
Hewlett Packard Enterprise Co.	USFF +0.250%	Weekly	MS	01/10/28	795	11,790	13,809	2,581
HP, Inc.	USFF +0.250%	Weekly	MS	01/10/28	2,768	76,650	71,138	(2,037)
Juniper Networks, Inc.	USFF +0.250%	Weekly	MS	07/11/28	2,765	77,610	76,839	2,843
Keysight Technologies, Inc.	USFF +0.250%	Weekly	MS	07/11/28	331	42,615	43,795	2,450
NetApp, Inc.	USFF +0.250%	Weekly	MS	07/08/27	823	51,326	62,449	13,895
Seagate Technology Holdings PLC (Ireland)	USFF +0.250%	Weekly	MS	01/10/28	633	35,310	41,746	8,367
					15,612	838,572	1,111,862	325,738
Telecommunication Services
AT&T, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,347	64,348	65,292	5,106
T-Mobile US, Inc.	USFF +0.250%	Weekly	MS	01/10/28	727	98,045	101,816	6,609
Verizon Communications, Inc.	USFF +0.250%	Weekly	MS	07/08/27	4,019	137,819	130,256	(1,028)
					9,093	300,212	297,364	10,687
Transportation
American Airlines Group, Inc.	USFF +0.250%	Weekly	MS	01/10/28	9,886	146,184	126,640	(16,277)
CH Robinson Worldwide, Inc.	USFF +0.250%	Weekly	MS	07/08/27	293	25,977	25,236	705
Delta Air Lines, Inc.	USFF +0.250%	Weekly	MS	07/11/28	1,293	57,155	47,841	(7,646)
Expeditors International of Washington, Inc.	USFF +0.250%	Weekly	MS	08/29/24	1,804	181,740	206,793	37,044
FedEx Corp.	USFF +0.250%	Weekly	MS	01/10/28	707	168,980	187,298	24,588
					13,983	580,036	593,808	38,414

Total Reference Entity — Long						14,026,292	15,362,968	2,020,304
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Short
Automobiles & Components
Aptiv PLC (Jersey)	USFF -0.250%	Weekly	MS	07/06/26	(1,065)	$ (131,323)	$ (104,998)	$ 23,735
Tesla, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(132)	(40,815)	(33,029)	6,902
					(1,197)	(172,138)	(138,027)	30,637
Banks
Regions Financial Corp.	USFF -0.250%	Weekly	MS	01/07/27	(1,351)	(33,520)	(23,237)	8,462
Capital Goods
Axon Enterprise, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(638)	(124,273)	(126,956)	(5,478)
Cummins, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(504)	(129,786)	(115,144)	11,227
Generac Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,022)	(282,673)	(220,317)	56,166
Quanta Services, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(338)	(65,364)	(63,230)	125
RTX Corp.	USFF -0.250%	Weekly	MS	07/11/28	(82)	(7,935)	(5,902)	1,160
Xylem, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,224)	(239,819)	(202,451)	31,429
					(5,808)	(849,850)	(734,000)	94,629
Commercial & Professional Services
Ceridian HCM Holding, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(3,721)	(325,583)	(252,470)	65,731
Equifax, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(614)	(131,977)	(112,473)	15,983
Paycom Software, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(770)	(257,833)	(199,638)	52,679
					(5,105)	(715,393)	(564,581)	134,393
Consumer Discretionary Distribution & Retail
CarMax, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(113)	(9,360)	(7,992)	2,267
Etsy, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(632)	(107,513)	(40,815)	64,384
Tractor Supply Co.	USFF -0.250%	Weekly	MS	01/10/28	(183)	(43,863)	(37,158)	5,451
					(928)	(160,736)	(85,965)	72,102
Consumer Durables & Apparel
Mohawk Industries, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(1,285)	(150,212)	(110,266)	36,713
VF Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,225)	(35,666)	(21,646)	12,173
					(2,510)	(185,878)	(131,912)	48,886
Consumer Services
Airbnb, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(829)	(113,542)	(113,747)	(3,116)
Carnival Corp. (Panama)	USFF -0.250%	Weekly	MS	07/11/28	(5,932)	(105,467)	(81,387)	23,411
Domino's Pizza, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(225)	(89,144)	(85,228)	1,763
Expedia Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(458)	(54,994)	(47,206)	6,578
Las Vegas Sands Corp.	USFF -0.250%	Weekly	MS	01/10/28	(299)	(17,455)	(13,706)	3,346
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Services — (continued)
Norwegian Cruise Line Holdings Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	07/08/27	(12,926)	$ (249,185)	$ (213,020)	$ 30,754
Royal Caribbean Cruises Ltd. (Liberia)	USFF -0.250%	Weekly	MS	07/11/28	(11)	(1,004)	(1,014)	(143)
					(20,680)	(630,791)	(555,308)	62,593
Consumer Staples Distribution & Retail
Dollar Tree, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(329)	(49,962)	(35,022)	13,883
Target Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,803)	(287,300)	(199,358)	78,031
					(2,132)	(337,262)	(234,380)	91,914
Energy
Targa Resources Corp.	USFF -0.250%	Weekly	MS	07/08/27	(628)	(48,820)	(53,832)	(6,605)
Williams Cos., Inc. (The)	USFF -0.250%	Weekly	MS	07/08/27	(3,000)	(100,115)	(101,070)	(6,525)
					(3,628)	(148,935)	(154,902)	(13,130)
Equity Real Estate Investment Trusts (REITs)
Boston Properties, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(145)	(8,776)	(8,625)	(142)
Equinix, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(146)	(118,936)	(106,034)	8,193
Essex Property Trust, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(6)	(1,289)	(1,273)	37
Host Hotels & Resorts, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(3,123)	(54,495)	(50,187)	2,117
Invitation Homes, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(56)	(1,841)	(1,775)	61
Iron Mountain, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,393)	(75,606)	(82,814)	(11,928)
Kimco Realty Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,213)	(23,494)	(21,337)	1,389
Public Storage	USFF -0.250%	Weekly	MS	07/11/28	(60)	(16,196)	(15,811)	47
UDR, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(425)	(16,218)	(15,160)	776
					(6,567)	(316,851)	(303,016)	550
Financial Services
Capital One Financial Corp.	USFF -0.250%	Weekly	MS	01/10/28	(183)	(19,979)	(17,760)	1,598
Global Payments, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(344)	(68,846)	(39,694)	26,924
MSCI, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(106)	(69,888)	(54,386)	13,034
Synchrony Financial	USFF -0.250%	Weekly	MS	07/06/26	(695)	(35,320)	(21,246)	12,218
					(1,328)	(194,033)	(133,086)	53,774
Food, Beverage & Tobacco
Brown-Forman Corp., Class B	USFF -0.250%	Weekly	MS	07/11/28	(309)	(20,947)	(17,826)	2,658
Tyson Foods, Inc., Class A	USFF -0.250%	Weekly	MS	07/11/28	(1,602)	(83,927)	(80,885)	1,258
					(1,911)	(104,874)	(98,711)	3,916
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Health Care Equipment & Services
Align Technology, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(468)	$ (296,890)	$ (142,890)	$ 147,685
Cooper Cos., Inc. (The)	USFF -0.250%	Weekly	MS	07/11/28	(2)	(693)	(636)	223
Dexcom, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,283)	(281,898)	(213,004)	61,860
Edwards Lifesciences Corp.	USFF -0.250%	Weekly	MS	07/06/26	(936)	(74,482)	(64,846)	8,192
IDEXX Laboratories, Inc.	USFF +0.250%	Weekly	MS	07/06/26	(184)	(119,788)	(80,458)	38,849
Insulet Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,222)	(347,677)	(194,897)	145,218
Intuitive Surgical, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(131)	(39,613)	(38,290)	353
ResMed, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(268)	(64,552)	(39,629)	23,251
STERIS PLC (Ireland)	USFF -0.250%	Weekly	MS	01/07/27	(181)	(42,811)	(39,715)	1,945
Teleflex, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(69)	(17,930)	(13,552)	3,986
					(5,744)	(1,286,334)	(827,917)	431,562
Household & Personal Products
Estee Lauder Cos., Inc. (The), Class A	USFF -0.250%	Weekly	MS	07/06/26	(276)	(86,512)	(39,896)	44,905
Insurance
Allstate Corp. (The)	USFF -0.250%	Weekly	MS	07/08/27	(368)	(49,696)	(40,999)	6,631
Materials
Air Products and Chemicals, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(255)	(75,989)	(72,267)	1,647
Albemarle Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,142)	(250,858)	(194,186)	50,402
Avery Dennison Corp.	USFF -0.250%	Weekly	MS	01/10/28	(692)	(122,123)	(126,408)	(7,789)
Ball Corp.	USFF -0.250%	Weekly	MS	11/03/25	(3,244)	(192,079)	(161,486)	24,698
Celanese Corp.	USFF -0.250%	Weekly	MS	01/10/28	(994)	(122,459)	(124,767)	(5,970)
Corteva, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,355)	(250,212)	(222,802)	20,694
Eastman Chemical Co.	USFF -0.250%	Weekly	MS	07/11/28	(516)	(43,550)	(39,588)	2,649
FMC Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,188)	(134,015)	(79,560)	50,183
Freeport-McMoRan, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(4,387)	(198,634)	(163,591)	29,430
Newmont Corp.	USFF -0.250%	Weekly	MS	01/10/28	(3,803)	(166,996)	(140,521)	26,938
Sherwin-Williams Co. (The)	USFF -0.250%	Weekly	MS	01/07/27	(142)	(38,190)	(36,217)	971
Westrock Co.	USFF -0.250%	Weekly	MS	01/10/28	(1,867)	(65,667)	(66,839)	(3,811)
					(22,585)	(1,660,772)	(1,428,232)	190,042
Media & Entertainment
Live Nation Entertainment, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,053)	(96,473)	(87,441)	6,845
Paramount Global, Class B	USFF -0.630%	Weekly	MS	01/10/28	(1,601)	(32,179)	(20,653)	10,549
Walt Disney Co. (The)	USFF -0.250%	Weekly	MS	01/10/28	(343)	(37,281)	(27,800)	8,701
					(2,997)	(165,933)	(135,894)	26,095
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences
Agilent Technologies, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(494)	$ (68,830)	$ (55,239)	$ 11,871
Bio-Rad Laboratories, Inc., Class A	USFF -0.250%	Weekly	MS	07/06/26	(46)	(36,717)	(16,489)	19,460
Bio-Techne Corp.	USFF -0.250%	Weekly	MS	07/06/26	(2,973)	(326,220)	(202,372)	115,771
Catalent, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(4,936)	(397,813)	(224,736)	164,411
Charles River Laboratories International, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(905)	(234,700)	(177,362)	52,228
Eli Lilly & Co.	USFF -0.250%	Weekly	MS	07/11/28	(9)	(5,272)	(4,834)	1,926
IQVIA Holdings, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(139)	(34,593)	(27,348)	6,531
Mettler-Toledo International, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(35)	(52,094)	(38,782)	12,208
Moderna, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(2,437)	(263,834)	(251,718)	6,053
Thermo Fisher Scientific, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(345)	(191,560)	(174,629)	12,578
Waters Corp.	USFF -0.250%	Weekly	MS	07/08/27	(265)	(87,228)	(72,666)	12,691
West Pharmaceutical Services, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(98)	(41,589)	(36,771)	3,816
Zoetis, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(400)	(74,623)	(69,592)	3,471
					(13,082)	(1,815,073)	(1,352,538)	423,015
Real Estate Management & Development
CBRE Group, Inc., Class A	USFF -0.250%	Weekly	MS	01/10/28	(2,631)	(209,256)	(194,326)	10,393
CoStar Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,058)	(171,740)	(158,240)	9,785
					(4,689)	(380,996)	(352,566)	20,178
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,382)	(295,842)	(244,917)	43,868
Analog Devices, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(101)	(17,867)	(17,684)	(173)
Enphase Energy, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,483)	(262,308)	(178,182)	78,428
First Solar, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,399)	(277,989)	(226,064)	45,963
Intel Corp.	USFF -0.250%	Weekly	MS	01/10/28	(6,709)	(228,491)	(238,505)	(15,170)
Monolithic Power Systems, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(478)	(240,307)	(220,836)	12,851
NVIDIA Corp.	USFF -0.250%	Weekly	MS	01/10/28	(443)	(194,162)	(192,701)	(5,156)
ON Semiconductor Corp.	USFF -0.250%	Weekly	MS	01/10/28	(2,197)	(197,043)	(204,211)	(11,912)
Qorvo, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,412)	(146,367)	(134,804)	8,398
Teradyne, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(1,321)	(130,422)	(132,708)	(5,566)
Texas Instruments, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(1,024)	(177,439)	(162,826)	10,010
					(18,949)	(2,168,237)	(1,953,438)	161,541
Software & Services
Fortinet, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(2,929)	(201,304)	(171,874)	24,857
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Software & Services — (continued)
Intuit, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(215)	$ (120,569)	$ (109,852)	$ 6,806
Palo Alto Networks, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(672)	(165,872)	(157,544)	4,679
PTC, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(264)	(38,447)	(37,404)	234
ServiceNow, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(247)	(136,616)	(138,063)	(4,398)
Tyler Technologies, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(517)	(218,909)	(199,634)	13,948
					(4,844)	(881,717)	(814,371)	46,126
Technology Hardware & Equipment
Arista Networks, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(631)	(111,030)	(116,060)	(8,696)
Corning, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(4,090)	(138,885)	(124,622)	10,466
Trimble, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(877)	(67,671)	(47,235)	18,992
Western Digital Corp.	USFF -0.250%	Weekly	MS	07/08/27	(5,257)	(222,441)	(239,877)	(23,183)
Zebra Technologies Corp., Class A	USFF -0.250%	Weekly	MS	07/11/28	(410)	(108,456)	(96,977)	9,413
					(11,265)	(648,483)	(624,771)	6,992
Transportation
Alaska Air Group, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,867)	(131,373)	(106,308)	22,229
JB Hunt Transport Services, Inc.	USFF -0.250%	Weekly	MS	07/06/26	(491)	(99,029)	(92,563)	3,190
Old Dominion Freight Line, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(270)	(106,522)	(110,468)	(6,388)
Southwest Airlines Co.	USFF -0.250%	Weekly	MS	01/10/28	(4,695)	(158,760)	(127,094)	27,233
United Airlines Holdings, Inc.	USFF -0.250%	Weekly	MS	01/10/28	(2,212)	(117,219)	(93,568)	21,125
					(10,535)	(612,903)	(530,001)	67,389
Utilities
AES Corp. (The)	USFF -0.250%	Weekly	MS	01/10/28	(11,909)	(278,515)	(181,017)	88,392
Alliant Energy Corp.	USFF -0.250%	Weekly	MS	01/07/27	(3,333)	(193,711)	(161,484)	24,045
Ameren Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,700)	(145,374)	(127,211)	13,350
American Electric Power Co., Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,623)	(238,816)	(197,302)	32,299
American Water Works Co., Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,341)	(225,884)	(166,056)	48,844
Atmos Energy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(1,406)	(163,821)	(148,938)	9,593
CenterPoint Energy, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(3,006)	(91,054)	(80,711)	6,981
CMS Energy Corp.	USFF -0.250%	Weekly	MS	01/10/28	(3,057)	(181,591)	(162,357)	13,970
Constellation Energy Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,478)	(145,793)	(161,220)	(19,621)
Dominion Energy, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,565)	(79,745)	(69,909)	10,016
DTE Energy Co.	USFF -0.250%	Weekly	MS	01/10/28	(272)	(29,803)	(27,004)	2,195
Duke Energy Corp.	USFF -0.250%	Weekly	MS	01/10/28	(788)	(74,693)	(69,549)	3,076
Edison International	USFF -0.250%	Weekly	MS	07/08/27	(2,154)	(150,188)	(136,327)	6,727
Entergy Corp.	USFF -0.250%	Weekly	MS	07/08/27	(443)	(43,769)	(40,977)	1,820
Evergy, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(3,301)	(196,562)	(167,361)	22,216
Eversource Energy	USFF -0.250%	Weekly	MS	01/07/27	(2,039)	(159,667)	(118,568)	34,209
The accompanying notes are an integral part of the financial statements.

GOTHAM DEFENSIVE LONG 500 FUND
Portfolio of Investments (Concluded)
September 30, 2023
Total Return Swaps (concluded)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
Exelon Corp.	USFF -0.250%	Weekly	MS	01/10/28	(4,888)	$ (205,248)	$ (184,717)	$ 13,317
FirstEnergy Corp.	USFF -0.250%	Weekly	MS	01/10/28	(4,507)	(178,643)	(154,049)	17,750
NextEra Energy, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(2,841)	(221,442)	(162,761)	50,665
NiSource, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(7,439)	(204,776)	(183,594)	13,914
Pinnacle West Capital Corp.	USFF -0.250%	Weekly	MS	08/29/24	(1,131)	(103,487)	(83,332)	10,509
PPL Corp.	USFF -0.250%	Weekly	MS	01/10/28	(1,247)	(34,791)	(29,379)	4,167
Public Service Enterprise Group, Inc.	USFF -0.250%	Weekly	MS	07/11/28	(1,228)	(76,303)	(69,885)	4,415
Sempra	USFF -0.250%	Weekly	MS	07/08/27	(2,373)	(181,630)	(161,435)	12,544
Southern Co. (The)	USFF -0.250%	Weekly	MS	01/10/28	(1,785)	(131,288)	(115,525)	10,661
WEC Energy Group, Inc.	USFF -0.250%	Weekly	MS	07/08/27	(1,756)	(163,279)	(141,446)	15,814
Xcel Energy, Inc.	USFF -0.250%	Weekly	MS	01/07/27	(2,017)	(130,652)	(115,413)	11,110
					(71,627)	(4,030,525)	(3,417,527)	462,978

Total Reference Entity — Short						(17,637,442)	(14,675,275)	2,476,180
Net Value of Reference Entity						$ (3,611,150)	$ 687,693	$4,496,484

*	Includes $197,641 related to open trades, dividends receivables/payables and swap receivables/payables activities.
MS	Morgan Stanley
USFF	U.S. Fed Funds
The accompanying notes are an integral part of the financial statements.

GOTHAM TOTAL RETURN FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES(a) — 99.0%
Gotham 1000 Value ETF	287,393	$ 5,762,776
Gotham Defensive Long 500 Fund	137,240	1,984,489
Gotham Enhanced S&P 500 Index Fund	212,741	3,169,848
Gotham Hedged Core Fund	277,210	2,913,476
Gotham Large Value Fund	264,621	3,654,418
Gotham Neutral Fund*	170,916	1,998,012
TOTAL AFFILIATED EQUITY REGISTERED INVESTMENT COMPANIES (Cost $19,028,409)		19,483,019
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%		201,993
NET ASSETS - 100.0%		$ 19,685,012

(a)	All affiliated fund investments are in Institutional Class shares. The financial statements of the affiliated funds are publicly available on the Securities and Exchange Commission’s website.
*	Non-income producing.
ETF	Exchange-Traded Fund
The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 PLUS FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
LONG POSITIONS — 139.2%
COMMON STOCKS — 139.2%
Automobiles & Components — 1.6%
BorgWarner, Inc.	138	$ 5,571
Ford Motor Co.	1,752	21,760
General Motors Co.†	900	29,673
		57,004
Banks — 1.9%
Bank of America Corp.	374	10,240
Citizens Financial Group, Inc.	42	1,126
Comerica, Inc.	12	499
Fifth Third Bancorp	59	1,494
Huntington Bancshares, Inc.	12	125
JPMorgan Chase & Co.†	270	39,155
KeyCorp.	85	915
M&T Bank Corp.	7	885
PNC Financial Services Group, Inc. (The)	13	1,596
Truist Financial Corp.	121	3,462
US Bancorp	230	7,604
Zions Bancorp NA	13	453
		67,554
Capital Goods — 14.1%
3M Co.†	79	7,396
A. O. Smith Corp.	89	5,886
Allegion PLC (Ireland)	19	1,980
AMETEK, Inc.	52	7,684
Boeing Co. (The)*	9	1,725
Carrier Global Corp.	261	14,407
Caterpillar, Inc.†	304	82,992
Dover Corp.	14	1,953
Eaton Corp. PLC (Ireland)	4	853
Emerson Electric Co.	336	32,448
Fastenal Co.	128	6,994
Fortive Corp.†	32	2,373
General Dynamics Corp.	161	35,576
General Electric Co.†	240	26,532
Honeywell International, Inc.†	18	3,325
Howmet Aerospace, Inc.	94	4,347
Illinois Tool Works, Inc.†	166	38,231
Ingersoll Rand, Inc.	118	7,519
Johnson Controls International PLC (Ireland)†	162	8,620
L3Harris Technologies, Inc.	27	4,701
Lockheed Martin Corp.†	148	60,526
Masco Corp.	54	2,886
Northrop Grumman Corp.†	14	6,163
Otis Worldwide Corp.	242	19,435
PACCAR, Inc.	305	25,931
Parker-Hannifin Corp.	76	29,604
Pentair PLC (Ireland)	97	6,281
Rockwell Automation, Inc.	23	6,575
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Snap-on, Inc.	32	$ 8,162
Textron, Inc.	117	9,142
Trane Technologies PLC (Ireland)†	2	406
TransDigm Group, Inc.*	12	10,118
United Rentals, Inc.	14	6,224
WW Grainger, Inc.†	30	20,755
		507,750
Commercial & Professional Services — 1.4%
Automatic Data Processing, Inc.	40	9,623
Broadridge Financial Solutions, Inc.	37	6,625
Copart, Inc.*	214	9,221
Republic Services, Inc.	165	23,514
Robert Half, Inc.	25	1,832
		50,815
Consumer Discretionary Distribution & Retail — 10.5%
Amazon.com, Inc.†*	1,147	145,807
AutoZone, Inc.†*	6	15,240
Best Buy Co., Inc.†	128	8,892
CarMax, Inc.*	94	6,649
eBay, Inc.†	347	15,299
Home Depot, Inc. (The)	138	41,698
LKQ Corp.	158	7,823
Lowe's Cos., Inc.	150	31,176
O'Reilly Automotive, Inc.†*	34	30,901
Pool Corp.	8	2,849
Ross Stores, Inc.†	78	8,810
TJX Cos., Inc. (The)†	662	58,838
Ulta Beauty, Inc.†*	12	4,793
		378,775
Consumer Durables & Apparel — 1.1%
DR Horton, Inc.	76	8,168
Garmin Ltd. (Switzerland)	113	11,888
Lennar Corp., Class A	26	2,918
PulteGroup, Inc.	69	5,109
Ralph Lauren Corp.	39	4,527
Tapestry, Inc.	140	4,025
VF Corp.	228	4,029
		40,664
Consumer Services — 4.5%
Booking Holdings, Inc.†*	18	55,511
Caesars Entertainment, Inc.*	126	5,840
Carnival Corp. (Panama)*	162	2,223
Marriott International, Inc., Class A	176	34,595
McDonald's Corp.†	111	29,242
MGM Resorts International	240	8,822
Starbucks Corp.	38	3,468
Wynn Resorts Ltd.	25	2,310
Yum! Brands, Inc.†	164	20,490
		162,501

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Staples Distribution & Retail — 0.9%
Kroger Co. (The)	52	$ 2,327
Sysco Corp.	297	19,617
Walgreens Boots Alliance, Inc.†	507	11,276
		33,220
Energy — 6.7%
APA Corp.†	95	3,905
Baker Hughes Co.	592	20,910
Chevron Corp.†	244	41,143
Coterra Energy, Inc.	188	5,085
Devon Energy Corp.	64	3,053
EQT Corp.	42	1,704
Exxon Mobil Corp.†	528	62,082
Halliburton Co.	275	11,138
Kinder Morgan, Inc.	249	4,129
Marathon Petroleum Corp.†	268	40,559
Occidental Petroleum Corp.†	107	6,942
Phillips 66†	241	28,956
Pioneer Natural Resources Co.†	2	459
Valero Energy Corp.†	79	11,195
		241,260
Equity Real Estate Investment Trusts (REITs) — 1.2%
Alexandria Real Estate Equities, Inc.	9	901
American Tower Corp.†	43	7,071
Crown Castle, Inc.	40	3,681
Prologis, Inc.†	64	7,182
Realty Income Corp.†	162	8,090
SBA Communications Corp.	10	2,002
Welltower, Inc.†	175	14,336
		43,263
Financial Services — 6.7%
American Express Co.	6	895
Ameriprise Financial, Inc.	2	659
Bank of New York Mellon Corp. (The)†	11	469
Berkshire Hathaway, Inc., Class B†*	225	78,818
BlackRock, Inc.†	14	9,051
Capital One Financial Corp.	5	485
Cboe Global Markets, Inc.	9	1,406
Charles Schwab Corp. (The)	17	933
CME Group, Inc.†	31	6,207
Fidelity National Information Services, Inc.†	54	2,985
Fiserv, Inc.*	56	6,326
FleetCor Technologies, Inc.*	47	12,001
Franklin Resources, Inc.†	292	7,177
Goldman Sachs Group, Inc. (The)	4	1,294
Intercontinental Exchange, Inc.†	52	5,721
Invesco Ltd. (Bermuda)	6	87
Jack Henry & Associates, Inc.	1	151
	Number of Shares	Value
COMMON STOCKS — (Continued)
Financial Services — (Continued)
Mastercard, Inc., Class A†	87	$ 34,444
Moody's Corp.	2	632
Morgan Stanley	21	1,715
Nasdaq, Inc.†	191	9,281
Northern Trust Corp.	3	209
PayPal Holdings, Inc.†*	131	7,658
Raymond James Financial, Inc.	2	201
S&P Global, Inc.	2	731
State Street Corp.	4	268
T Rowe Price Group, Inc.†	84	8,809
Visa, Inc., Class A†	190	43,702
		242,315
Food, Beverage & Tobacco — 10.9%
Altria Group, Inc.†	1,042	43,816
Archer-Daniels-Midland Co.†	315	23,757
Bunge Ltd. (Bermuda)	46	4,979
Campbell Soup Co.	182	7,477
Coca-Cola Co. (The)	1,157	64,769
Conagra Brands, Inc.	280	7,678
General Mills, Inc.	319	20,413
J M Smucker Co. (The)	62	7,620
Kellanova	201	11,962
Keurig Dr Pepper, Inc.†	661	20,868
Kraft Heinz Co. (The)†	721	24,254
Molson Coors Beverage Co., Class B	127	8,076
Mondelez International, Inc., Class A	799	55,451
PepsiCo, Inc.	45	7,625
Philip Morris International, Inc.†	911	84,340
		393,085
Health Care Equipment & Services — 7.6%
Cardinal Health, Inc.	165	14,325
Cencora, Inc.†	119	21,416
Centene Corp.†*	321	22,110
Cigna Group (The)†	152	43,483
Cooper Cos., Inc. (The)	2	636
CVS Health Corp.†	755	52,714
DaVita, Inc.†*	56	5,294
DENTSPLY SIRONA, Inc.	117	3,997
Elevance Health, Inc.	6	2,612
GE HealthCare Technologies, Inc.†	267	18,167
HCA Healthcare, Inc.†	161	39,603
Henry Schein, Inc.*	22	1,633
Hologic, Inc.*	73	5,066
Humana, Inc.	4	1,946
Laboratory Corp. of America Holdings	53	10,656
McKesson Corp.†	21	9,132
Molina Healthcare, Inc.*	35	11,476

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
ResMed, Inc.	40	$ 5,915
Universal Health Services, Inc., Class B	41	5,155
		275,336
Household & Personal Products — 3.1%
Church & Dwight Co., Inc.	9	825
Clorox Co. (The)	28	3,670
Colgate-Palmolive Co.	483	34,346
Kenvue, Inc.	1,123	22,550
Kimberly-Clark Corp.†	199	24,049
Procter & Gamble Co. (The)†	189	27,567
		113,007
Insurance — 1.4%
Aon PLC, Class A (Ireland)†	2	649
Arch Capital Group Ltd. (Bermuda)†*	219	17,457
Arthur J Gallagher & Co.†	40	9,117
Assurant, Inc.	9	1,292
Brown & Brown, Inc.	167	11,663
Cincinnati Financial Corp.	46	4,705
Loews Corp.	52	3,292
MetLife, Inc.	24	1,510
		49,685
Materials — 2.4%
Amcor PLC (Jersey)	849	7,777
CF Industries Holdings, Inc.	113	9,689
Dow, Inc.	153	7,889
DuPont de Nemours, Inc.	2	149
International Flavors & Fragrances, Inc.	54	3,681
International Paper Co.†	2	71
LyondellBasell Industries NV, Class A (Netherlands)	95	8,996
Mosaic Co. (The)	92	3,275
Nucor Corp.†	166	25,954
Packaging Corp. of America	53	8,138
Steel Dynamics, Inc.	105	11,258
		86,877
Media & Entertainment — 13.4%
Activision Blizzard, Inc.†	384	35,954
Alphabet, Inc., Class A†*	1,323	173,128
Charter Communications, Inc., Class A†*	47	20,672
Comcast Corp., Class A†	2,288	101,450
Electronic Arts, Inc.	160	19,264
Fox Corp., Class A	237	7,394
Interpublic Group of Cos., Inc. (The)	246	7,050
Match Group, Inc.*	85	3,330
Meta Platforms, Inc., Class A†*	287	86,160
Netflix, Inc.†*	41	15,482
	Number of Shares	Value
COMMON STOCKS — (Continued)
Media & Entertainment — (Continued)
News Corp., Class A	49	$ 983
Omnicom Group, Inc.†	128	9,533
Take-Two Interactive Software, Inc.*	16	2,246
Warner Bros Discovery, Inc.*	225	2,444
		485,090
Pharmaceuticals, Biotechnology & Life Sciences — 7.9%
AbbVie, Inc.†	99	14,757
Amgen, Inc.†	96	25,801
Biogen, Inc.†*	46	11,822
Bristol-Myers Squibb Co.	65	3,773
Danaher Corp.†	68	16,871
Gilead Sciences, Inc.†	732	54,856
Illumina, Inc.*	15	2,059
Incyte Corp.*	20	1,155
Johnson & Johnson†	490	76,318
Merck & Co., Inc.†	238	24,502
Organon & Co.	150	2,604
Pfizer, Inc.†	1,407	46,670
Viatris, Inc.	275	2,712
		283,900
Semiconductors & Semiconductor Equipment — 10.8%
Applied Materials, Inc.†	491	67,979
Broadcom, Inc.†	170	141,199
KLA Corp.†	81	37,151
Lam Research Corp.†	83	52,022
Microchip Technology, Inc.†	320	24,976
Micron Technology, Inc.†	101	6,871
NVIDIA Corp.	66	28,709
NXP Semiconductors NV (Netherlands)†	70	13,994
ON Semiconductor Corp.†*	56	5,205
QUALCOMM, Inc.	8	889
Skyworks Solutions, Inc.	94	9,267
SolarEdge Technologies, Inc.*	5	648
		388,910
Software & Services — 12.6%
Accenture PLC, Class A (Ireland)	67	20,576
Adobe, Inc.†*	42	21,416
ANSYS, Inc.*	8	2,380
Autodesk, Inc.*	20	4,138
Cadence Design Systems, Inc.*	25	5,858
Cognizant Technology Solutions Corp., Class A	47	3,184
EPAM Systems, Inc.*	5	1,278
Gen Digital, Inc.	375	6,630
International Business Machines Corp.†	312	43,774
Microsoft Corp.†	847	267,440
Oracle Corp.	7	741

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Software & Services — (Continued)
Roper Technologies, Inc.	10	$ 4,843
Salesforce, Inc.†*	337	68,337
Synopsys, Inc.*	14	6,426
		457,021
Technology Hardware & Equipment — 12.8%
Amphenol Corp., Class A†	36	3,024
Apple, Inc.†	1,546	264,691
CDW Corp.	77	15,535
Cisco Systems, Inc.†	2,193	117,896
F5, Inc.*	18	2,900
Hewlett Packard Enterprise Co.	754	13,097
HP, Inc.†	607	15,600
Juniper Networks, Inc.	187	5,197
Keysight Technologies, Inc.*	40	5,292
NetApp, Inc.†	65	4,932
Seagate Technology Holdings PLC (Ireland)	64	4,221
TE Connectivity Ltd. (Switzerland)	77	9,512
Teledyne Technologies, Inc.*	3	1,226
		463,123
Telecommunication Services — 3.1%
AT&T, Inc.†	4,193	62,979
T-Mobile US, Inc.*	16	2,241
Verizon Communications, Inc.†	1,464	47,448
		112,668
Transportation — 2.5%
American Airlines Group, Inc.*	384	4,919
CH Robinson Worldwide, Inc.	36	3,101
CSX Corp.†	300	9,225
Delta Air Lines, Inc.	377	13,949
Expeditors International of Washington, Inc.†	97	11,119
FedEx Corp.	147	38,943
United Parcel Service, Inc., Class B†	62	9,664
		90,920
Utilities — 0.1%
PG&E Corp.*	191	3,081
TOTAL COMMON STOCKS (Cost $4,390,750)		5,027,824

TOTAL LONG POSITIONS - 139.2% (Cost $4,390,750)		5,027,824
SHORT POSITIONS — (40.9)%
COMMON STOCKS — (40.9)%
Automobiles & Components — (0.2)%
Aptiv PLC (Jersey)*	(57)	(5,620)
	Number of Shares	Value

COMMON STOCKS — (Continued)
Banks — (0.2)%
Citigroup, Inc.	(43)	$ (1,769)
Regions Financial Corp.	(37)	(636)
Wells Fargo & Co.	(159)	(6,497)
		(8,902)
Capital Goods — (2.2)%
Axon Enterprise, Inc.*	(15)	(2,985)
Cummins, Inc.	(30)	(6,854)
Deere & Co.	(56)	(21,133)
Generac Holdings, Inc.*	(14)	(1,525)
Huntington Ingalls Industries, Inc.	(9)	(1,841)
IDEX Corp.	(16)	(3,328)
Nordson Corp.	(11)	(2,455)
Quanta Services, Inc.	(30)	(5,612)
Raytheon Technologies Corp.	(320)	(23,030)
Stanley Black & Decker, Inc.	(31)	(2,591)
Westinghouse Air Brake Technologies Corp.	(36)	(3,826)
Xylem, Inc.	(49)	(4,461)
		(79,641)
Commercial & Professional Services — (1.1)%
Ceridian HCM Holding, Inc.*	(33)	(2,239)
Cintas Corp.	(2)	(962)
Equifax, Inc.	(25)	(4,580)
Jacobs Solutions, Inc.	(26)	(3,549)
Leidos Holdings, Inc.	(28)	(2,580)
Paycom Software, Inc.	(12)	(3,111)
Rollins, Inc.	(123)	(4,592)
Verisk Analytics, Inc.	(29)	(6,851)
Waste Management, Inc.	(84)	(12,805)
		(41,269)
Consumer Discretionary Distribution & Retail — (0.3)%
Bath & Body Works, Inc.	(47)	(1,588)
Etsy, Inc.*	(27)	(1,744)
Genuine Parts Co.	(29)	(4,187)
Tractor Supply Co.	(24)	(4,873)
		(12,392)
Consumer Durables & Apparel — (0.3)%
Hasbro, Inc.	(28)	(1,852)
Mohawk Industries, Inc.*	(13)	(1,116)
NVR, Inc.*	(1)	(5,963)
Whirlpool Corp.	(12)	(1,604)
		(10,535)
Consumer Services — (1.4)%
Airbnb, Inc., Class A*	(130)	(17,837)
Chipotle Mexican Grill, Inc.*	(3)	(5,496)
Darden Restaurants, Inc.	(24)	(3,437)
Domino's Pizza, Inc.	(8)	(3,030)
Expedia Group, Inc.*	(29)	(2,989)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value

COMMON STOCKS — (Continued)
Consumer Services — (Continued)
Hilton Worldwide Holdings, Inc.	(18)	$ (2,703)
Las Vegas Sands Corp.	(159)	(7,289)
Norwegian Cruise Line Holdings Ltd. (Bermuda)*	(87)	(1,434)
Royal Caribbean Cruises Ltd. (Liberia)*	(52)	(4,791)
		(49,006)
Consumer Staples Distribution & Retail — (1.3)%
Costco Wholesale Corp.	(31)	(17,514)
Dollar General Corp.	(49)	(5,184)
Dollar Tree, Inc.*	(48)	(5,109)
Target Corp.	(98)	(10,836)
Walmart, Inc.	(60)	(9,596)
		(48,239)
Energy — (1.6)%
ConocoPhillips	(15)	(1,797)
Diamondback Energy, Inc.	(36)	(5,576)
EOG RESOURCES INC	(6)	(761)
Hess Corp.	(62)	(9,486)
Marathon Oil Corp.	(126)	(3,370)
ONEOK, Inc.	(92)	(5,836)
Schlumberger NV (Curacao)	(289)	(16,849)
Targa Resources Corp.	(49)	(4,200)
Williams Cos., Inc. (The)	(263)	(8,860)
		(56,735)
Equity Real Estate Investment Trusts (REITs) — (2.3)%
AvalonBay Communities, Inc.	(29)	(4,980)
Boston Properties, Inc.	(31)	(1,844)
Camden Property Trust	(24)	(2,270)
Equinix, Inc.	(22)	(15,978)
Equity Residential	(77)	(4,521)
Essex Property Trust, Inc.	(13)	(2,757)
Extra Space Storage, Inc.	(28)	(3,404)
Federal Realty Investment Trust	(17)	(1,541)
Healthpeak Properties, Inc.	(111)	(2,038)
Host Hotels & Resorts, Inc.	(161)	(2,587)
Invitation Homes, Inc.	(126)	(3,993)
Iron Mountain, Inc.	(63)	(3,745)
Kimco Realty Corp.	(126)	(2,216)
Mid-America Apartment Communities, Inc.	(20)	(2,573)
Public Storage	(36)	(9,487)
Regency Centers Corp.	(35)	(2,080)
Simon Property Group, Inc.	(7)	(756)
UDR, Inc.	(67)	(2,390)
Ventas, Inc.	(83)	(3,497)
VICI Properties, Inc.	(187)	(5,442)
Weyerhaeuser Co.	(148)	(4,538)
		(82,637)
	Number of Shares	Value

COMMON STOCKS — (Continued)
Financial Services — (0.6)%
Discover Financial Services	(44)	$ (3,812)
Global Payments, Inc.	(49)	(5,654)
MSCI, Inc.	(18)	(9,235)
Synchrony Financial	(75)	(2,293)
		(20,994)
Food, Beverage & Tobacco — (1.4)%
Brown-Forman Corp., Class B	(105)	(6,058)
Constellation Brands, Inc., Class A	(38)	(9,551)
Hershey Co. (The)	(42)	(8,403)
Hormel Foods Corp.	(109)	(4,145)
Lamb Weston Holdings, Inc.	(30)	(2,774)
McCormick & Co., Inc., non-voting shares	(55)	(4,160)
Monster Beverage Corp.*	(215)	(11,384)
Tyson Foods, Inc., Class A	(72)	(3,635)
		(50,110)
Health Care Equipment & Services — (4.5)%
Abbott Laboratories	(178)	(17,239)
Align Technology, Inc.*	(18)	(5,496)
Baxter International, Inc.	(103)	(3,887)
Becton Dickinson & Co.	(63)	(16,287)
Boston Scientific Corp.*	(298)	(15,734)
Dexcom, Inc.*	(85)	(7,931)
Edwards Lifesciences Corp.*	(125)	(8,660)
IDEXX Laboratories, Inc.*	(18)	(7,871)
Insulet Corp.*	(14)	(2,233)
Intuitive Surgical, Inc.*	(57)	(16,661)
Medtronic PLC (Ireland)	(269)	(21,079)
Quest Diagnostics, Inc.	(23)	(2,803)
STERIS PLC (Ireland)	(22)	(4,827)
Stryker Corp.	(74)	(20,222)
Teleflex, Inc.	(9)	(1,768)
UnitedHealth Group, Inc.	(10)	(5,042)
Zimmer Biomet Holdings, Inc.	(43)	(4,825)
		(162,565)
Household & Personal Products — (0.3)%
Estee Lauder Cos., Inc. (The), Class A	(78)	(11,275)
Insurance — (2.2)%
Aflac, Inc.	(81)	(6,217)
Allstate Corp. (The)	(59)	(6,573)
American International Group, Inc.	(152)	(9,211)
Chubb Ltd. (Switzerland)	(45)	(9,368)
Everest Re Group Ltd. (Bermuda)	(9)	(3,345)
Globe Life, Inc.	(20)	(2,175)
Hartford Financial Services Group, Inc. (The)	(71)	(5,035)
Marsh & McLennan Cos., Inc.	(26)	(4,948)
Principal Financial Group, Inc.	(50)	(3,604)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 PLUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value

COMMON STOCKS — (Continued)
Insurance — (Continued)
Progressive Corp. (The)	(120)	$ (16,716)
Prudential Financial, Inc.	(5)	(474)
Travelers Cos., Inc. (The)	(26)	(4,246)
W R Berkley Corp.	(53)	(3,365)
Willis Towers Watson PLC (Ireland)	(19)	(3,970)
		(79,247)
Materials — (2.8)%
Air Products and Chemicals, Inc.	(45)	(12,753)
Albemarle Corp.	(24)	(4,081)
Avery Dennison Corp.	(17)	(3,105)
Ball Corp.	(65)	(3,236)
Celanese Corp.	(21)	(2,636)
Corteva, Inc.	(153)	(7,828)
Eastman Chemical Co.	(24)	(1,841)
Ecolab, Inc.	(58)	(9,825)
FMC Corp.	(26)	(1,741)
Freeport-McMoRan, Inc.	(290)	(10,814)
Linde PLC (Ireland)	(12)	(4,468)
Martin Marietta Materials, Inc.	(13)	(5,336)
Newmont Corp.	(161)	(5,949)
PPG Industries, Inc.	(48)	(6,230)
Sealed Air Corp.	(30)	(986)
Sherwin-Williams Co. (The)	(52)	(13,263)
Vulcan Materials Co.	(27)	(5,455)
Westrock Co.	(52)	(1,862)
		(101,409)
Media & Entertainment — (0.9)%
Live Nation Entertainment, Inc.*	(48)	(3,986)
Paramount Global, Class B	(131)	(1,690)
Walt Disney Co. (The)*	(313)	(25,368)
		(31,044)
Pharmaceuticals, Biotechnology & Life Sciences — (4.4)%
Agilent Technologies, Inc.	(65)	(7,268)
Bio-Rad Laboratories, Inc., Class A*	(5)	(1,792)
Bio-Techne Corp.	(36)	(2,451)
Catalent, Inc.*	(39)	(1,776)
Charles River Laboratories International, Inc.*	(11)	(2,156)
Eli Lilly & Co.	(63)	(33,839)
IQVIA Holdings, Inc.*	(51)	(10,034)
Mettler-Toledo International, Inc.*	(5)	(5,541)
Moderna, Inc.*	(77)	(7,953)
PerkinElmer, Inc.	(26)	(2,878)
Regeneron Pharmaceuticals, Inc.*	(23)	(18,928)
Thermo Fisher Scientific, Inc.	(63)	(31,889)
Vertex Pharmaceuticals, Inc.*	(19)	(6,607)
Waters Corp.*	(13)	(3,565)
	Number of Shares	Value

COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
West Pharmaceutical Services, Inc.	(15)	$ (5,628)
Zoetis, Inc.	(95)	(16,528)
		(158,833)
Real Estate Management & Development — (0.3)%
CBRE Group, Inc., Class A*	(62)	(4,579)
CoStar Group, Inc.*	(88)	(6,767)
		(11,346)
Semiconductors & Semiconductor Equipment — (3.6)%
Advanced Micro Devices, Inc.*	(318)	(32,697)
Analog Devices, Inc.	(102)	(17,859)
Enphase Energy, Inc.*	(28)	(3,364)
First Solar, Inc.*	(22)	(3,555)
Intel Corp.	(886)	(31,497)
Monolithic Power Systems, Inc.	(9)	(4,158)
Qorvo, Inc.*	(20)	(1,910)
Teradyne, Inc.	(31)	(3,114)
Texas Instruments, Inc.	(190)	(30,212)
		(128,366)
Software & Services — (2.0)%
Akamai Technologies, Inc.*	(31)	(3,303)
DXC Technology Co.*	(42)	(875)
Fortinet, Inc.*	(170)	(9,975)
Gartner, Inc.*	(15)	(5,154)
Intuit, Inc.	(22)	(11,241)
Palo Alto Networks, Inc.*	(70)	(16,411)
Paychex, Inc.	(25)	(2,883)
PTC, Inc.*	(26)	(3,684)
ServiceNow, Inc.*	(20)	(11,179)
Tyler Technologies, Inc.*	(10)	(3,861)
VeriSign, Inc.*	(17)	(3,443)
		(72,009)
Technology Hardware & Equipment — (0.8)%
Arista Networks, Inc.*	(64)	(11,771)
Corning, Inc.	(165)	(5,028)
Motorola Solutions, Inc.	(16)	(4,356)
Trimble, Inc.*	(51)	(2,747)
Western Digital Corp.*	(65)	(2,966)
Zebra Technologies Corp., Class A*	(10)	(2,365)
		(29,233)
Transportation — (1.2)%
Alaska Air Group, Inc.*	(27)	(1,001)
JB Hunt Transport Services, Inc.	(23)	(4,336)
Norfolk Southern Corp.	(39)	(7,681)
Old Dominion Freight Line, Inc.	(22)	(9,001)
Southwest Airlines Co.	(129)	(3,492)

The accompanying notes are an integral part of the financial statements.

GOTHAM ENHANCED 500 PLUS FUND
Portfolio of Investments (Concluded)
September 30, 2023
	Number of Shares	Value

COMMON STOCKS — (Continued)
Transportation — (Continued)
Union Pacific Corp.	(75)	$ (15,272)
United Airlines Holdings, Inc.*	(67)	(2,834)
		(43,617)
Utilities — (5.0)%
AES Corp. (The)	(136)	(2,067)
Alliant Energy Corp.	(61)	(2,955)
Ameren Corp.	(62)	(4,640)
American Electric Power Co., Inc.	(124)	(9,327)
American Water Works Co., Inc.	(41)	(5,077)
Atmos Energy Corp.	(30)	(3,178)
CenterPoint Energy, Inc.	(137)	(3,678)
CMS Energy Corp.	(70)	(3,718)
Consolidated Edison, Inc.	(70)	(5,987)
Constellation Energy Corp.	(64)	(6,981)
Dominion Energy, Inc.	(179)	(7,996)
DTE Energy Co.	(42)	(4,170)
Duke Energy Corp.	(168)	(14,828)
Edison International	(90)	(5,696)
Entergy Corp.	(50)	(4,625)
Evergy, Inc.	(51)	(2,586)
Eversource Energy	(82)	(4,768)
Exelon Corp.	(202)	(7,634)
FirstEnergy Corp.	(136)	(4,649)
NextEra Energy, Inc.	(417)	(23,890)
NiSource, Inc.	(94)	(2,320)
NRG Energy, Inc.	(47)	(1,810)
	Number of Shares	Value

COMMON STOCKS — (Continued)
Utilities — (Continued)
Pinnacle West Capital Corp.	(26)	$ (1,916)
PPL Corp.	(158)	(3,723)
Public Service Enterprise Group, Inc.	(107)	(6,089)
Sempra	(135)	(9,184)
Southern Co. (The)	(224)	(14,497)
WEC Energy Group, Inc.	(79)	(6,363)
Xcel Energy, Inc.	(133)	(7,610)
		(181,962)
TOTAL COMMON STOCKS (Proceeds $1,510,245)		(1,476,986)

TOTAL SHORT POSITIONS - (40.9)% (Proceeds $1,510,245)		(1,476,986)
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7%		60,186
NET ASSETS - 100.0%		$ 3,611,024

†	Security position is either entirely or partially held in a segregated account as collateral for securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 85.3%
Automobiles & Components — 1.2%
Adient PLC (Ireland)*	3,694	$ 135,570
BorgWarner, Inc.(a)	590	23,818
Fox Factory Holding Corp.*	71	7,035
Harley-Davidson, Inc.(a)	243	8,034
Thor Industries, Inc.(a)	678	64,498
		238,955
Capital Goods — 25.8%
3M Co.(a)	941	88,096
A. O. Smith Corp.(a)	920	60,840
Acuity Brands, Inc.(a)	138	23,503
Advanced Drainage Systems, Inc.	19	2,163
AECOM (a)	985	81,794
Allison Transmission Holdings, Inc.(a)	575	33,960
Applied Industrial Technologies, Inc.(a)	417	64,472
Array Technologies, Inc.(a)*	2,442	54,188
Axon Enterprise, Inc.(a)*	780	155,212
AZEK Co., Inc. (The)(a)*	6,814	202,648
Beacon Roofing Supply, Inc.(a)*	701	54,096
Boeing Co. (The)(a)*	1,957	375,118
Boise Cascade Co.	355	36,579
Builders FirstSource, Inc.*	420	52,286
CAE, Inc. (Canada)*	284	6,631
Carrier Global Corp.(a)	2,347	129,554
Caterpillar, Inc.(a)	1,297	354,081
Comfort Systems USA, Inc.(a)	1,156	196,994
Core & Main, Inc., Class A(a)*	1,635	47,170
Crane Co.(a)	1,326	117,802
Curtiss-Wright Corp.	200	39,126
Donaldson Co., Inc.(a)	985	58,745
EMCOR Group, Inc.(a)	798	167,891
Emerson Electric Co.(a)	3,697	357,019
EnerSys (a)	1,436	135,946
Flowserve Corp.(a)	2,158	85,824
Fortune Brands Innovations, Inc.(a)	4,492	279,223
Gates Industrial Corp. PLC (United Kingdom)*	3,712	43,096
General Electric Co.(a)	3,381	373,770
ITT, Inc.(a)	753	73,726
MDU Resources Group, Inc.(a)	5,398	105,693
MSC Industrial Direct Co., Inc., Class A(a)	1,317	129,264
Mueller Industries, Inc.(a)	1,055	79,294
Nordson Corp.	30	6,695
Otis Worldwide Corp.(a)	564	45,295
Parker-Hannifin Corp.(a)	4	1,558
	Number of Shares	Value
COMMON STOCKS — (Continued)
Capital Goods — (Continued)
Pentair PLC (Ireland)	828	$ 53,613
Simpson Manufacturing Co., Inc.(a)	644	96,478
SPX Technologies, Inc.(a)*	671	54,619
Stanley Black & Decker, Inc.(a)	1,289	107,735
Terex Corp.(a)	2,871	165,427
UFP Industries, Inc.(a)	635	65,024
Vertiv Holdings Co.(a)	2,994	111,377
Watts Water Technologies, Inc., Class A(a)	513	88,657
Woodward, Inc.(a)	655	81,390
		4,943,672
Commercial & Professional Services — 1.4%
Broadridge Financial Solutions, Inc.(a)	445	79,677
MSA Safety, Inc.(a)	458	72,204
Paychex, Inc.	111	12,801
Republic Services, Inc.(a)	519	73,963
Science Applications International Corp.	363	38,311
TransUnion	10	718
		277,674
Consumer Discretionary Distribution & Retail — 3.3%
Academy Sports & Outdoors, Inc.	1,335	63,106
CarMax, Inc.*	92	6,507
Carvana Co.(a)*	9,028	378,995
Dick's Sporting Goods, Inc.	341	37,026
Tractor Supply Co.	81	16,447
Valvoline, Inc.(a)	4,289	138,277
		640,358
Consumer Durables & Apparel — 5.6%
BRP, Inc., sub-voting shares (Canada)	89	6,751
Garmin Ltd. (Switzerland)	1,257	132,236
Installed Building Products, Inc.	337	42,088
Leggett & Platt, Inc.	24	610
Lululemon Athletica, Inc.*	85	32,777
Newell Brands, Inc.(a)	24,020	216,901
Polaris, Inc.(a)	1,286	133,924
Skyline Champion Corp.*	133	8,475
Tapestry, Inc.(a)	2,899	83,346
Tempur Sealy International, Inc.(a)	2,853	123,649
TopBuild Corp.(a)*	493	124,039
VF Corp.(a)	864	15,267
YETI Holdings, Inc.(a)*	3,127	150,784
		1,070,847

The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Consumer Services — 2.4%
ADT, Inc.(a)	6,833	$ 40,998
Aramark	239	8,293
McDonald's Corp.	70	18,441
Planet Fitness, Inc., Class A*	869	42,737
Royal Caribbean Cruises Ltd. (Liberia)*	2,832	260,941
Wynn Resorts Ltd.(a)	972	89,823
		461,233
Consumer Staples Distribution & Retail — 1.2%
Grocery Outlet Holding Corp.*	22	635
Target Corp.(a)	1,913	211,520
Walgreens Boots Alliance, Inc.	608	13,522
		225,677
Energy — 2.4%
Chesapeake Energy Corp.(a)	2,482	214,023
Helmerich & Payne, Inc.(a)	1,099	46,334
Weatherford International PLC (Ireland)*	2,139	193,216
Williams Cos., Inc. (The)(a)	179	6,030
		459,603
Food, Beverage & Tobacco — 4.7%
Archer-Daniels-Midland Co.	260	19,609
Celsius Holdings, Inc.(a)*	1,514	259,802
Coca-Cola Co. (The)(a)	1,713	95,894
Coca-Cola Consolidated, Inc.(a)	171	108,811
General Mills, Inc.	1,438	92,018
Ingredion, Inc.(a)	380	37,392
J M Smucker Co. (The)(a)	1,651	202,924
Monster Beverage Corp.(a)*	1,247	66,029
National Beverage Corp.*	318	14,952
		897,431
Health Care Equipment & Services — 4.1%
Align Technology, Inc.(a)*	301	91,901
CONMED Corp.(a)	74	7,463
CorVel Corp.*	3	590
DaVita, Inc.(a)*	1,410	133,287
Dexcom, Inc.(a)*	2,261	210,951
Haemonetics Corp.(a)*	575	51,509
HealthEquity, Inc.(a)*	1,003	73,269
Laboratory Corp. of America Holdings(a)	154	30,962
Lantheus Holdings, Inc.(a)*	264	18,343
Progyny, Inc.*	1,139	38,749
	Number of Shares	Value
COMMON STOCKS — (Continued)
Health Care Equipment & Services — (Continued)
Select Medical Holdings Corp.	608	$ 15,364
Tenet Healthcare Corp.(a)*	1,623	106,939
		779,327
Household & Personal Products — 1.9%
BellRing Brands, Inc.*	674	27,789
Clorox Co. (The)(a)	1,992	261,072
Kenvue, Inc.(a)	2,989	60,019
Reynolds Consumer Products, Inc.(a)	424	10,867
		359,747
Materials — 7.0%
Balchem Corp.(a)	115	14,265
Berry Global Group, Inc.(a)	835	51,695
Cabot Corp.(a)	1,042	72,179
Carpenter Technology Corp.	1	67
Cleveland-Cliffs, Inc.(a)*	16,789	262,412
Commercial Metals Co.(a)	4,280	211,475
Ecolab, Inc.(a)	352	59,629
HB Fuller Co.	51	3,499
Livent Corp.(a)*	6,265	115,339
Martin Marietta Materials, Inc.(a)	68	27,913
NewMarket Corp.(a)	173	78,722
Nucor Corp.(a)	827	129,301
Quaker Chemical Corp.(a)	404	64,640
RPM International, Inc.(a)	1,189	112,729
Southern Copper Corp.	259	19,500
Vulcan Materials Co.(a)	514	103,838
Worthington Industries, Inc.	216	13,353
		1,340,556
Media & Entertainment — 2.8%
Fox Corp., Class A(a)	6,687	208,635
Netflix, Inc.*	85	32,096
New York Times Co. (The), Class A	1,055	43,466
Roku, Inc.(a)*	909	64,166
TKO Group Holdings, Inc.	254	21,351
Walt Disney Co. (The)(a)*	1,582	128,221
Warner Bros Discovery, Inc.*	3,409	37,022
		534,957
Pharmaceuticals, Biotechnology & Life Sciences — 1.7%
Bio-Rad Laboratories, Inc., Class A*	113	40,505
Horizon Therapeutics PLC (Ireland)*	584	67,563
Immunovant, Inc.*	37	1,420
Incyte Corp.*	490	28,307
Jazz Pharmaceuticals PLC (Ireland)*	749	96,951

The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — (Continued)
Pharmaceuticals, Biotechnology & Life Sciences — (Continued)
Mettler-Toledo International, Inc.(a)*	48	$ 53,187
Perrigo Co. PLC (Ireland)	884	28,244
		316,177
Semiconductors & Semiconductor Equipment — 5.0%
Applied Materials, Inc.(a)	1,971	272,885
Diodes, Inc.*	98	7,726
KLA Corp.(a)	315	144,478
Lam Research Corp.(a)	368	230,651
NVIDIA Corp.(a)	440	191,396
Skyworks Solutions, Inc.(a)	1,078	106,280
		953,416
Software & Services — 5.5%
Amdocs Ltd. (Guernsey)	910	76,886
AppLovin Corp., Class A(a)*	823	32,887
Elastic NV (Netherlands)*	775	62,961
Gitlab, Inc., Class A*	436	19,716
Guidewire Software, Inc.*	183	16,470
MongoDB, Inc.(a)*	118	40,812
NCR Corp.(a)*	5,470	147,526
New Relic, Inc.*	99	8,476
Nutanix, Inc., Class A(a)*	598	20,858
Okta, Inc.(a)*	544	44,341
Palo Alto Networks, Inc.(a)*	851	199,508
Salesforce, Inc.(a)*	1,432	290,381
Samsara, Inc., Class A(a)*	1,396	35,193
Squarespace, Inc., Class A(a)*	143	4,143
UiPath, Inc., Class A(a)*	2,624	44,897
		1,045,055
Technology Hardware & Equipment — 2.9%
Cisco Systems, Inc.(a)	2,255	121,229
Extreme Networks, Inc.(a)*	3,111	75,317
Fabrinet (Cayman Islands)*	281	46,820
Insight Enterprises, Inc.(a)*	1,053	153,212
Seagate Technology Holdings PLC (Ireland)	538	35,481
TD SYNNEX Corp.	56	5,592
TE Connectivity Ltd. (Switzerland)	826	102,036
Vishay Intertechnology, Inc.	348	8,603
		548,290
Transportation — 4.5%
American Airlines Group, Inc.(a)*	13,644	174,780
CH Robinson Worldwide, Inc.(a)	3,601	310,154
Delta Air Lines, Inc.(a)	3,215	118,955
FedEx Corp.(a)	736	194,981
	Number of Shares	Value
COMMON STOCKS — (Continued)
Transportation — (Continued)
Kirby Corp.(a)*	625	$ 51,750
Landstar System, Inc.	45	7,962
		858,582
Utilities — 1.9%
ALLETE, Inc.(a)	760	40,128
Black Hills Corp.	20	1,012
Southwest Gas Holdings, Inc.(a)	1,940	117,195
Vistra Corp.(a)	6,405	212,518
		370,853
TOTAL COMMON STOCKS (Cost $16,790,152)		16,322,410
OTHER ASSETS IN EXCESS OF LIABILITIES - 14.7%		2,802,747
NET ASSETS - 100.0%		$ 19,125,157

(a)	Security position is either entirely or partially designated as collateral for total return swaps. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.
PLC	Public Limited Company

The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
The portfolio matures between August 15, 2024 and January 5, 2026, however underlying individual contracts are entered into and closed (terminated) on a daily basis. The maturity date shown in the table below is the earliest maturity date for the specific entity. The following table represents the individual long and short positions and related values of total return swaps, which represents (134.7)% of net assets as of September 30, 2023:
Total Return Swaps
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Long
Automobiles & Components
Adient PLC (Ireland)	USFF +0.250%	Weekly	MS	07/17/25	571	$ 23,272	$ 20,956	$ 2,013
Fox Factory Holding Corp.	USFF +0.250%	Weekly	MS	07/17/25	7	680	694	95
Harley-Davidson, Inc.	USFF +0.250%	Weekly	MS	07/17/25	75	2,644	2,480	254
Thor Industries, Inc.	USFF +0.250%	Weekly	MS	07/17/25	74	7,193	7,040	1,152
					727	33,789	31,170	3,514
Capital Goods
3M Co.	USFF +0.250%	Weekly	MS	07/17/25	109	10,740	10,205	1,437
A.O. Smith Corp.	USFF +0.250%	Weekly	MS	07/17/25	63	4,179	4,166	726
Advanced Drainage Systems, Inc.	USFF +0.250%	Weekly	MS	07/17/25	2	228	228	(4)
AECOM	USFF +0.250%	Weekly	MS	07/17/25	111	9,516	9,217	1,267
Applied Industrial Technologies, Inc.	USFF +0.250%	Weekly	MS	07/17/25	24	3,590	3,711	776
Axon Enterprise, Inc.	USFF +0.250%	Weekly	MS	07/17/25	88	17,576	17,511	3,193
AZEK Co., Inc. (The)	USFF +0.250%	Weekly	MS	07/17/25	756	24,464	22,483	2,573
Boeing Co. (The)	USFF +0.250%	Weekly	MS	08/15/24	92	18,716	17,635	2,391
Builders FirstSource, Inc.	USFF +0.250%	Weekly	MS	07/17/25	49	6,166	6,100	1,047
CAE, Inc. (Canada)	USFF +0.250%	Weekly	MS	07/17/25	51	1,219	1,191	154
Caterpillar, Inc.	USFF +0.250%	Weekly	MS	07/17/25	136	38,555	37,128	5,630
Comfort Systems USA, Inc.	USFF +0.250%	Weekly	MS	08/15/24	111	15,158	18,916	6,608
Core & Main, Inc., Class A	USFF +0.250%	Weekly	MS	07/17/25	178	5,198	5,135	868
Crane Co.	USFF +0.250%	Weekly	MS	07/17/25	138	12,391	12,260	2,102
Curtiss-Wright Corp.	USFF +0.250%	Weekly	MS	07/17/25	25	5,085	4,891	720
Donaldson Co., Inc.	USFF +0.250%	Weekly	MS	07/17/25	114	7,050	6,799	1,028
EMCOR Group, Inc.	USFF +0.250%	Weekly	MS	07/17/25	89	19,180	18,725	3,104
Emerson Electric Co.	USFF +0.250%	Weekly	MS	07/17/25	411	39,457	39,690	7,739
EnerSys	USFF +0.250%	Weekly	MS	08/15/24	158	14,859	14,958	2,913
Flowserve Corp.	USFF +0.250%	Weekly	MS	08/15/24	244	8,584	9,704	2,807
Fortune Brands Innovations, Inc.	USFF +0.250%	Weekly	MS	08/15/24	508	31,131	31,577	6,455
Gates Industrial Corp. PLC (United Kingdom)	USFF +0.250%	Weekly	MS	08/15/24	419	5,624	4,865	137
General Electric Co.	USFF +0.250%	Weekly	MS	08/15/24	374	36,866	41,346	11,425
ITT, Inc.	USFF +0.250%	Weekly	MS	07/17/25	87	8,565	8,518	1,517
MDU Resources Group, Inc.	USFF +0.250%	Weekly	MS	07/17/25	611	12,501	11,963	1,766
MSC Industrial Direct Co., Inc., Class A	USFF +0.250%	Weekly	MS	08/15/24	149	13,239	14,624	4,125
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Mueller Industries, Inc.	USFF +0.250%	Weekly	MS	08/15/24	112	$ 7,698	$ 8,418	$ 2,302
Nordson Corp.	USFF +0.250%	Weekly	MS	07/17/25	4	931	893	90
Otis Worldwide Corp.	USFF +0.250%	Weekly	MS	07/17/25	88	7,515	7,067	871
Parker-Hannifin Corp.	USFF +0.250%	Weekly	MS	07/17/25	18	7,264	7,011	1,037
Pentair PLC (Ireland)	USFF +0.250%	Weekly	MS	07/17/25	98	6,795	6,346	782
Simpson Manufacturing Co., Inc.	USFF +0.250%	Weekly	MS	07/17/25	70	10,880	10,487	1,606
SPX Technologies, Inc.	USFF +0.250%	Weekly	MS	08/15/24	81	6,339	6,593	1,406
Stanley Black & Decker, Inc.	USFF +0.250%	Weekly	MS	07/17/25	144	12,359	12,036	1,953
Terex Corp.	USFF +0.250%	Weekly	MS	07/17/25	316	18,693	18,208	3,006
UFP Industries, Inc.	USFF +0.250%	Weekly	MS	08/15/24	81	6,444	8,294	3,210
Vertiv Holdings Co.	USFF +0.250%	Weekly	MS	07/17/25	423	14,722	15,736	3,735
Watts Water Technologies, Inc., Class A	USFF +0.250%	Weekly	MS	08/15/24	58	9,529	10,024	2,280
Woodward, Inc.	USFF +0.250%	Weekly	MS	07/17/25	72	9,132	8,947	1,492
					6,662	488,138	493,606	96,274
Commercial & Professional Services
Broadridge Financial Solutions, Inc.	USFF +0.250%	Weekly	MS	07/17/25	1	175	179	(9)
MSA Safety, Inc.	USFF +0.250%	Weekly	MS	07/17/25	54	9,375	8,513	864
Paychex, Inc.	USFF +0.250%	Weekly	MS	07/17/25	12	1,407	1,384	195
Republic Services, Inc.	USFF +0.250%	Weekly	MS	07/17/25	68	10,041	9,691	1,528
Science Applications International Corp.	USFF +0.250%	Weekly	MS	07/17/25	39	4,267	4,116	605
TransUnion	USFF +0.250%	Weekly	MS	07/17/25	1	72	72	(34)
					175	25,337	23,955	3,149
Consumer Discretionary Distribution & Retail
Academy Sports & Outdoors, Inc.	USFF +0.250%	Weekly	MS	07/17/25	141	6,837	6,665	1,069
CarMax, Inc.	USFF +0.250%	Weekly	MS	07/17/25	13	931	919	116
Carvana Co.	USFF +0.250%	Weekly	MS	07/17/25	1,000	44,098	41,980	6,127
Dick's Sporting Goods, Inc.	USFF +0.250%	Weekly	MS	07/17/25	39	4,354	4,235	688
Tractor Supply Co.	USFF +0.250%	Weekly	MS	07/17/25	9	1,871	1,827	261
Valvoline, Inc.	USFF +0.250%	Weekly	MS	08/15/24	471	17,040	15,185	1,229
					1,673	75,131	70,811	9,490
Consumer Durables & Apparel
BRP, Inc., sub-voting shares (Canada)	USFF +0.250%	Weekly	MS	07/17/25	10	750	759	91
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Durables & Apparel — (continued)
Garmin Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	08/15/24	161	$ 16,721	$ 16,937	$ 3,286
Installed Building Products, Inc.	USFF +0.250%	Weekly	MS	07/17/25	35	4,498	4,371	674
Leggett & Platt, Inc.	USFF +0.250%	Weekly	MS	07/17/25	2	53	51	(39)
Lululemon Athletica, Inc.	USFF +0.250%	Weekly	MS	07/17/25	9	3,583	3,471	514
Newell Brands, Inc.	USFF +0.250%	Weekly	MS	07/17/25	2,698	27,609	24,363	1,898
Polaris, Inc.	USFF +0.250%	Weekly	MS	07/17/25	146	17,633	15,204	848
Skyline Champion Corp.	USFF +0.250%	Weekly	MS	07/17/25	17	1,091	1,083	150
Tapestry, Inc.	USFF +0.250%	Weekly	MS	08/15/24	364	13,997	10,465	(753)
Tempur Sealy International, Inc.	USFF +0.250%	Weekly	MS	07/17/25	312	13,992	13,522	2,137
TopBuild Corp.	USFF +0.250%	Weekly	MS	07/17/25	59	15,901	14,844	1,886
VF Corp.	USFF +0.250%	Weekly	MS	07/17/25	184	3,521	3,251	361
YETI Holdings, Inc.	USFF +0.250%	Weekly	MS	07/17/25	349	16,340	16,829	3,507
					4,346	135,689	125,150	14,560
Consumer Services
ADT, Inc.	USFF +0.250%	Weekly	MS	07/17/25	464	2,829	2,784	293
Aramark	USFF +0.250%	Weekly	MS	07/17/25	26	920	902	108
McDonald's Corp.	USFF +0.250%	Weekly	MS	07/17/25	8	2,122	2,108	338
Planet Fitness, Inc., Class A	USFF +0.250%	Weekly	MS	07/17/25	101	4,720	4,967	1,088
Royal Caribbean Cruises Ltd. (Liberia)	USFF +0.250%	Weekly	MS	08/15/24	358	31,515	32,986	7,222
Wynn Resorts Ltd.	USFF +0.250%	Weekly	MS	07/17/25	110	10,963	10,165	1,204
					1,067	53,069	53,912	10,253
Consumer Staples Distribution & Retail
Grocery Outlet Holding Corp.	USFF +0.250%	Weekly	MS	07/17/25	2	71	58	(47)
Target Corp.	USFF +0.250%	Weekly	MS	07/17/25	216	27,214	23,883	1,739
Walgreens Boots Alliance, Inc.	USFF +0.250%	Weekly	MS	07/17/25	75	1,636	1,668	292
					293	28,921	25,609	1,984
Energy
Chesapeake Energy Corp.	USFF +0.250%	Weekly	MS	08/15/24	163	12,587	14,056	4,543
Helmerich & Payne, Inc.	USFF +0.250%	Weekly	MS	07/17/25	121	5,053	5,101	968
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Weatherford International PLC (Ireland)	USFF +0.250%	Weekly	MS	07/17/25	239	$ 20,467	$ 21,589	$ 4,924
Williams Cos., Inc. (The)	USFF +0.250%	Weekly	MS	07/17/25	275	9,501	9,265	1,602
					798	47,608	50,011	12,037
Food, Beverage & Tobacco
Archer-Daniels-Midland Co.	USFF +0.250%	Weekly	MS	07/17/25	21	1,636	1,584	209
Celsius Holdings, Inc.	USFF +0.250%	Weekly	MS	07/17/25	168	29,597	28,829	4,750
Coca-Cola Co. (The)	USFF +0.250%	Weekly	MS	08/15/24	191	11,481	10,692	1,411
Coca-Cola Consolidated, Inc.	USFF +0.250%	Weekly	MS	07/17/25	17	11,764	10,817	1,219
General Mills, Inc.	USFF +0.250%	Weekly	MS	07/17/25	159	10,364	10,174	1,712
Ingredion, Inc.	USFF +0.250%	Weekly	MS	08/15/24	57	6,039	5,609	661
J M Smucker Co. (The)	USFF +0.250%	Weekly	MS	08/15/24	186	26,165	22,861	1,570
Monster Beverage Corp.	USFF +0.250%	Weekly	MS	08/15/24	203	11,692	10,749	1,209
National Beverage Corp.	USFF +0.250%	Weekly	MS	07/17/25	29	1,375	1,364	200
					1,031	110,113	102,679	12,941
Health Care Equipment & Services
Align Technology, Inc.	USFF +0.250%	Weekly	MS	07/17/25	34	10,429	10,381	1,866
CONMED Corp.	USFF +0.250%	Weekly	MS	08/15/24	9	1,098	908	(29)
CorVel Corp.	USFF +0.250%	Weekly	MS	07/17/25	1	206	197	(17)
DaVita, Inc.	USFF +0.250%	Weekly	MS	08/15/24	165	16,223	15,597	2,378
Dexcom, Inc.	USFF +0.250%	Weekly	MS	07/17/25	192	18,702	17,914	2,681
Haemonetics Corp.	USFF +0.250%	Weekly	MS	08/15/24	79	6,608	7,077	1,722
HealthEquity, Inc.	USFF +0.250%	Weekly	MS	07/17/25	113	7,956	8,255	1,748
Laboratory Corp. of America Holdings	USFF +0.250%	Weekly	MS	07/17/25	41	8,634	8,243	1,153
Lantheus Holdings, Inc.	USFF +0.250%	Weekly	MS	08/15/24	167	14,550	11,603	(1,289)
Progyny, Inc.	USFF +0.250%	Weekly	MS	07/17/25	133	5,008	4,525	411
Select Medical Holdings Corp.	USFF +0.250%	Weekly	MS	07/17/25	81	2,348	2,047	93
Tenet Healthcare Corp.	USFF +0.250%	Weekly	MS	07/17/25	182	13,513	11,992	973
					1,197	105,275	98,739	11,690
Household & Personal Products
Clorox Co. (The)	USFF +0.250%	Weekly	MS	08/15/24	220	35,128	28,833	451
Kenvue, Inc.	USFF +0.250%	Weekly	MS	07/17/25	362	7,612	7,269	1,041
Reynolds Consumer Products, Inc.	USFF +0.250%	Weekly	MS	08/15/24	50	1,348	1,282	132
					632	44,088	37,384	1,624
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Materials
Balchem Corp.	USFF +0.250%	Weekly	MS	07/17/25	14	$ 1,850	$ 1,737	$ 187
Cabot Corp.	USFF +0.250%	Weekly	MS	07/17/25	120	8,402	8,312	1,443
Carpenter Technology Corp.	USFF +0.250%	Weekly	MS	07/17/25	2	139	134	(25)
Cleveland-Cliffs, Inc.	USFF +0.250%	Weekly	MS	07/17/25	1,912	28,115	29,885	6,952
Commercial Metals Co.	USFF +0.250%	Weekly	MS	08/15/24	198	9,616	9,783	1,997
Ecolab, Inc.	USFF +0.250%	Weekly	MS	07/17/25	42	7,674	7,115	858
HB Fuller Co.	USFF +0.250%	Weekly	MS	07/17/25	6	424	412	21
Livent Corp.	USFF +0.250%	Weekly	MS	08/15/24	720	17,060	13,255	(643)
Martin Marietta Materials, Inc.	USFF +0.250%	Weekly	MS	07/17/25	16	7,021	6,568	820
NewMarket Corp.	USFF +0.250%	Weekly	MS	08/15/24	17	6,725	7,736	2,228
Nucor Corp.	USFF +0.250%	Weekly	MS	07/17/25	94	14,686	14,697	2,729
Quaker Chemical Corp.	USFF +0.250%	Weekly	MS	08/15/24	45	9,043	7,200	(218)
RPM International, Inc.	USFF +0.250%	Weekly	MS	07/17/25	130	13,209	12,325	1,533
Southern Copper Corp.	USFF +0.250%	Weekly	MS	07/17/25	29	2,165	2,183	378
Vulcan Materials Co.	USFF +0.250%	Weekly	MS	08/15/24	66	12,726	13,333	3,015
Worthington Industries, Inc.	USFF +0.250%	Weekly	MS	07/17/25	20	1,430	1,236	29
					3,431	140,285	135,911	21,304
Media & Entertainment
Fox Corp., Class A	USFF +0.250%	Weekly	MS	07/17/25	738	24,461	23,026	3,249
Netflix, Inc.	USFF +0.250%	Weekly	MS	07/17/25	9	3,431	3,398	565
New York Times Co. (The), Class A	USFF +0.250%	Weekly	MS	07/17/25	115	4,829	4,738	770
Roku, Inc.	USFF +0.250%	Weekly	MS	07/17/25	104	9,405	7,341	(342)
TKO Group Holdings, Inc.	USFF +0.250%	Weekly	MS	07/17/25	34	3,588	2,858	(102)
Walt Disney Co. (The)	USFF +0.250%	Weekly	MS	07/17/25	155	13,171	12,563	1,821
Warner Bros Discovery, Inc.	USFF +0.250%	Weekly	MS	07/17/25	377	5,000	4,094	(13)
					1,532	63,885	58,018	5,948
Pharmaceuticals, Biotechnology & Life Sciences
Bio-Rad Laboratories, Inc., Class A	USFF +0.250%	Weekly	MS	07/17/25	14	5,047	5,018	873
Horizon Therapeutics PLC (Ireland)	USFF +0.250%	Weekly	MS	08/15/24	68	5,109	7,867	3,672
Immunovant, Inc.	USFF +0.250%	Weekly	MS	07/17/25	5	193	192	(11)
Incyte Corp.	USFF +0.250%	Weekly	MS	07/17/25	56	3,315	3,235	496
Jazz Pharmaceuticals PLC (Ireland)	USFF +0.250%	Weekly	MS	08/15/24	104	13,968	13,462	2,074
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Pharmaceuticals, Biotechnology & Life Sciences — (continued)
Mettler-Toledo International, Inc.	USFF +0.250%	Weekly	MS	07/17/25	5	$ 5,680	$ 5,540	$ 713
Perrigo Co. PLC (Ireland)	USFF +0.250%	Weekly	MS	07/17/25	107	3,972	3,419	167
					359	37,284	38,733	7,984
Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	USFF +0.250%	Weekly	MS	07/17/25	218	31,195	30,182	4,824
Diodes, Inc.	USFF +0.250%	Weekly	MS	07/17/25	17	1,340	1,340	203
KLA Corp.	USFF +0.250%	Weekly	MS	07/17/25	53	24,593	24,309	4,116
Lam Research Corp.	USFF +0.250%	Weekly	MS	07/17/25	39	24,378	24,444	4,600
NVIDIA Corp.	USFF +0.250%	Weekly	MS	07/17/25	80	37,116	34,799	4,618
Skyworks Solutions, Inc.	USFF +0.250%	Weekly	MS	07/17/25	128	12,670	12,620	2,199
					535	131,292	127,694	20,560
Software & Services
Amdocs Ltd. (Guernsey)	USFF +0.250%	Weekly	MS	08/15/24	81	7,393	6,844	816
AppLovin Corp., Class A	USFF +0.250%	Weekly	MS	07/17/25	36	1,377	1,439	273
Elastic N. V. (Netherlands)	USFF +0.250%	Weekly	MS	07/17/25	85	6,610	6,905	1,491
Gitlab, Inc., Class A	USFF +0.250%	Weekly	MS	07/17/25	69	3,572	3,120	125
Guidewire Software, Inc.	USFF +0.250%	Weekly	MS	07/17/25	19	1,751	1,710	241
MongoDB, Inc.	USFF +0.250%	Weekly	MS	08/15/24	51	19,476	17,639	1,778
NCR Corp.	USFF +0.250%	Weekly	MS	08/15/24	648	17,313	17,477	3,372
New Relic, Inc.	USFF +0.250%	Weekly	MS	07/17/25	21	1,785	1,798	302
Nutanix, Inc., Class A	USFF +0.250%	Weekly	MS	08/15/24	76	2,366	2,651	683
Okta, Inc.	USFF +0.250%	Weekly	MS	07/17/25	62	5,453	5,054	579
Palo Alto Networks, Inc.	USFF +0.250%	Weekly	MS	08/15/24	232	47,070	54,390	16,007
Salesforce, Inc.	USFF +0.250%	Weekly	MS	07/17/25	155	34,363	31,431	3,483
Samsara, Inc., Class A	USFF +0.250%	Weekly	MS	08/15/24	145	4,288	3,655	37
Squarespace, Inc., Class A	USFF +0.250%	Weekly	MS	08/15/24	82	2,212	2,376	550
UiPath, Inc., Class A	USFF +0.250%	Weekly	MS	07/17/25	292	5,424	4,996	545
					2,054	160,453	161,485	30,282
Technology Hardware & Equipment
Cisco Systems, Inc.	USFF +0.250%	Weekly	MS	07/17/25	252	13,445	13,548	2,584
Extreme Networks, Inc.	USFF +0.250%	Weekly	MS	07/17/25	335	9,808	8,110	100
Fabrinet (Cayman Islands)	USFF +0.250%	Weekly	MS	07/17/25	42	6,371	6,998	1,854
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Pay	Payment Frequency	Counter- party	Maturity Date	Number of Contracts Long	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Insight Enterprises, Inc.	USFF +0.250%	Weekly	MS	08/15/24	104	$ 12,963	$ 15,132	$ 4,559
Seagate Technology Holdings PLC (Ireland)	USFF +0.250%	Weekly	MS	07/17/25	162	10,291	10,684	2,423
TD SYNNEX Corp.	USFF +0.250%	Weekly	MS	07/17/25	7	707	699	78
TE Connectivity Ltd. (Switzerland)	USFF +0.250%	Weekly	MS	07/17/25	90	11,311	11,118	1,887
Vishay Intertechnology, Inc.	USFF +0.250%	Weekly	MS	07/17/25	45	1,118	1,112	157
					1,037	66,014	67,401	13,642
Transportation
CH Robinson Worldwide, Inc.	USFF +0.250%	Weekly	MS	08/15/24	301	29,639	25,925	2,083
Delta Air Lines, Inc.	USFF +0.250%	Weekly	MS	08/15/24	375	16,449	13,875	472
FedEx Corp.	USFF +0.250%	Weekly	MS	07/17/25	83	21,867	21,988	4,162
Kirby Corp.	USFF +0.250%	Weekly	MS	07/17/25	72	5,838	5,962	1,175
Landstar System, Inc.	USFF +0.250%	Weekly	MS	07/17/25	8	1,467	1,416	178
					839	75,260	69,166	8,070
Utilities
ALLETE, Inc.	USFF +0.250%	Weekly	MS	08/15/24	121	7,445	6,389	297
Southwest Gas Holdings, Inc.	USFF +0.250%	Weekly	MS	08/15/24	218	13,171	13,169	2,422
Vistra Corp.	USFF +0.250%	Weekly	MS	08/15/24	706	20,565	23,425	6,855
					1,045	41,181	42,983	9,574

Total Reference Entity — Long						1,862,812	1,814,417	294,880
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Short
Automobiles & Components
Ford Motor Co.	USFF -0.250%	Weekly	MS	01/05/26	(19,718)	$ (246,814)	$ (244,898)	$ 1,697
Lucid Group, Inc.	USFF -6.230%	Weekly	MS	01/05/26	(8,198)	(47,314)	(45,827)	1,407
Magna International, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(4,818)	(274,679)	(258,293)	14,967
Tesla, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(151)	(37,956)	(37,783)	(635)
					(32,885)	(606,763)	(586,801)	17,436
Capital Goods
ATS Corp. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(62)	(2,684)	(2,642)	(8)
Bloom Energy Corp., Class A	USFF -0.580%	Weekly	MS	01/05/26	(841)	(15,236)	(11,152)	4,027
ChargePoint Holdings, Inc.	USFF -22.113%	Weekly	MS	01/05/26	(2,126)	(20,211)	(10,566)	9,584
Cummins, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,260)	(537,622)	(516,320)	18,126
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Capital Goods — (continued)
Dover Corp.	USFF -0.250%	Weekly	MS	01/05/26	(174)	$ (24,712)	$ (24,275)	$ 373
Federal Signal Corp.	USFF -0.250%	Weekly	MS	01/05/26	(212)	(12,637)	(12,663)	(82)
GATX Corp.	USFF -0.250%	Weekly	MS	01/05/26	(84)	(10,382)	(9,142)	1,140
Generac Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,392)	(274,771)	(260,632)	13,899
Hexcel Corp.	USFF -0.250%	Weekly	MS	01/05/26	(1,053)	(74,568)	(68,592)	6,180
Moog, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(312)	(35,578)	(35,244)	260
nVent Electric PLC (Ireland)	USFF -0.250%	Weekly	MS	01/05/26	(1,996)	(111,544)	(105,768)	5,707
Plug Power, Inc.	USFF -2.080%	Weekly	MS	01/05/26	(2,828)	(24,333)	(21,493)	2,776
RBC Bearings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(64)	(15,464)	(14,984)	475
Sensata Technologies Holding PLC (United Kingdom)	USFF -0.250%	Weekly	MS	01/05/26	(162)	(6,128)	(6,127)	(50)
TransDigm Group, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(21)	(18,602)	(17,706)	957
Watsco, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(59)	(21,791)	(22,285)	(556)
Xylem, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,940)	(407,215)	(358,658)	47,049
					(18,586)	(1,613,478)	(1,498,249)	109,857
Commercial & Professional Services
ASGN, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(98)	(7,999)	(8,005)	(58)
Casella Waste Systems, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(1,399)	(112,321)	(106,744)	5,452
Clarivate PLC (Jersey)	USFF -0.250%	Weekly	MS	01/05/26	(4,083)	(29,602)	(27,397)	2,313
Equifax, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,321)	(271,458)	(241,981)	30,608
Exponent, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,258)	(114,130)	(107,685)	5,950
FTI Consulting, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,508)	(275,329)	(269,042)	6,047
Jacobs Solutions, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(12)	(1,637)	(1,638)	(49)
RB Global, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(5,917)	(325,546)	(369,812)	(48,725)
Waste Management, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(612)	(97,688)	(93,293)	5,540
					(16,208)	(1,235,710)	(1,225,597)	7,078
Consumer Discretionary Distribution & Retail
Advance Auto Parts, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(8,048)	(550,725)	(450,125)	99,738
Chewy, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(7,937)	(167,758)	(144,930)	22,649
eBay, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(7,377)	(325,142)	(325,252)	(1,814)
Floor & Decor Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(230)	(21,473)	(20,815)	596
Foot Locker, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(324)	(13,706)	(5,621)	7,779
Genuine Parts Co.	USFF -0.250%	Weekly	MS	01/05/26	(598)	(93,849)	(86,339)	9,190
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Consumer Discretionary Distribution & Retail — (continued)
Group 1 Automotive, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(77)	$ (20,466)	$ (20,691)	$ (317)
Lowe's Cos., Inc.	USFF -0.250%	Weekly	MS	01/05/26	(199)	(45,146)	(41,360)	3,898
Murphy USA, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(225)	(74,763)	(76,889)	(2,242)
O'Reilly Automotive, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(25)	(23,418)	(22,721)	1,014
Penske Automotive Group, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(106)	(17,651)	(17,708)	(117)
					(25,146)	(1,354,097)	(1,212,451)	140,374
Consumer Durables & Apparel
Gildan Activewear, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(3,056)	(89,646)	(85,599)	3,100
Levi Strauss & Co., Class A	USFF -0.250%	Weekly	MS	01/05/26	(4,665)	(71,696)	(63,351)	7,155
NIKE, Inc., Class B	USFF -0.250%	Weekly	MS	01/05/26	(107)	(10,246)	(10,231)	(39)
Topgolf Callaway Brands Corp.	USFF -0.250%	Weekly	MS	01/05/26	(2,296)	(52,813)	(31,777)	20,953
Whirlpool Corp.	USFF -0.250%	Weekly	MS	01/05/26	(281)	(40,334)	(37,570)	2,097
					(10,405)	(264,735)	(228,528)	33,266
Consumer Services
Airbnb, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(609)	(87,951)	(83,561)	4,281
Churchill Downs, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,125)	(131,117)	(130,545)	134
Darden Restaurants, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(257)	(37,292)	(36,808)	411
Hilton Worldwide Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(43)	(6,549)	(6,458)	40
Hyatt Hotels Corp., Class A	USFF -0.250%	Weekly	MS	01/05/26	(2,703)	(308,736)	(286,734)	21,373
Vail Resorts, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(190)	(47,026)	(42,159)	4,787
Wingstop, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(649)	(111,401)	(116,716)	(5,440)
					(5,576)	(730,072)	(702,981)	25,586
Consumer Staples Distribution & Retail
Casey's General Stores, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(813)	(195,501)	(220,746)	(26,674)
Sprouts Farmers Market, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(400)	(16,813)	(17,120)	(366)
					(1,213)	(212,314)	(237,866)	(27,040)
Energy
Cenovus Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(9,465)	(172,683)	(197,061)	(25,968)
Denbury, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(93)	(9,032)	(9,115)	(136)
Diamondback Energy, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,633)	(233,448)	(252,919)	(25,034)
DT Midstream, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,774)	(183,473)	(199,720)	(17,184)
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Energy — (continued)
Equitrans Midstream Corp.	USFF -0.250%	Weekly	MS	01/05/26	(3,086)	$ (29,562)	$ (28,916)	$ 579
Kosmos Energy Ltd.	USFF -0.250%	Weekly	MS	01/05/26	(101)	(823)	(826)	(50)
Marathon Oil Corp.	USFF -0.250%	Weekly	MS	01/05/26	(4,340)	(112,396)	(116,095)	(6,265)
New Fortress Energy, Inc.	USFF -0.680%	Weekly	MS	01/05/26	(1,323)	(64,383)	(43,368)	32,325
NOV, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(12,331)	(199,945)	(257,718)	(59,633)
Phillips 66	USFF -0.250%	Weekly	MS	01/05/26	(165)	(19,840)	(19,825)	(45)
Seadrill Ltd. (Bermuda)	USFF -0.250%	Weekly	MS	01/05/26	(987)	(48,156)	(44,208)	4,225
Suncor Energy, Inc. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(7,088)	(237,227)	(243,685)	(7,980)
Valero Energy Corp.	USFF -0.250%	Weekly	MS	01/05/26	(102)	(13,231)	(14,454)	(1,590)
					(44,488)	(1,324,199)	(1,427,910)	(106,756)
Food, Beverage & Tobacco
Brown-Forman Corp., Class B	USFF -0.250%	Weekly	MS	01/05/26	(3,910)	(250,206)	(225,568)	24,316
Constellation Brands, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(939)	(245,500)	(235,999)	7,844
Darling Ingredients, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(5,150)	(388,177)	(268,830)	119,411
Flowers Foods, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,879)	(99,360)	(86,036)	13,240
Hostess Brands, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,701)	(47,549)	(56,660)	(9,191)
Lamb Weston Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(5,879)	(583,934)	(543,572)	39,504
Pilgrim's Pride Corp.	USFF -0.250%	Weekly	MS	01/05/26	(4,926)	(113,152)	(112,461)	565
Post Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(643)	(57,086)	(55,131)	1,894
Tyson Foods, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(11,454)	(650,908)	(578,312)	57,679
					(38,481)	(2,435,872)	(2,162,569)	255,262
Health Care Equipment & Services
Alcon, Inc. (Switzerland)	USFF -0.250%	Weekly	MS	01/05/26	(1,267)	(105,219)	(97,635)	7,906
Bausch + Lomb Corp. (Canada)	USFF -4.830%	Weekly	MS	01/05/26	(2,244)	(41,855)	(38,036)	3,743
Boston Scientific Corp.	USFF -0.250%	Weekly	MS	01/05/26	(5,180)	(279,962)	(273,504)	6,193
Chemed Corp.	USFF -0.250%	Weekly	MS	01/05/26	(43)	(22,086)	(22,347)	(323)
Cooper Cos., Inc. (The)	USFF -0.250%	Weekly	MS	01/05/26	(760)	(272,486)	(241,688)	30,881
DENTSPLY SIRONA, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,526)	(135,388)	(120,448)	14,850
Intuitive Surgical, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(92)	(27,146)	(26,891)	190
Merit Medical Systems, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,332)	(92,913)	(91,935)	867
					(14,444)	(977,055)	(912,484)	64,307
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Household & Personal Products
Estee Lauder Cos., Inc. (The), Class A	USFF -0.250%	Weekly	MS	01/05/26	(2,002)	$ (316,708)	$ (289,389)	$ 31,297
Inter Parfums, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(43)	(6,123)	(5,777)	312
					(2,045)	(322,831)	(295,166)	31,609
Materials
Air Products and Chemicals, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,662)	(480,957)	(471,011)	5,100
Alcoa Corp.	USFF -0.250%	Weekly	MS	01/05/26	(9,188)	(289,809)	(267,003)	22,062
Avery Dennison Corp.	USFF -0.250%	Weekly	MS	01/05/26	(1,122)	(199,826)	(204,956)	(6,620)
Barrick Gold Corp. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(8,428)	(135,079)	(122,627)	11,727
Corteva, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(8,819)	(525,152)	(451,180)	71,422
Crown Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,795)	(164,356)	(158,822)	5,058
Eastman Chemical Co.	USFF -0.250%	Weekly	MS	01/05/26	(1,344)	(113,018)	(103,112)	8,741
FMC Corp.	USFF -0.250%	Weekly	MS	01/05/26	(710)	(65,330)	(47,549)	37,666
Graphic Packaging Holding Co.	USFF -0.250%	Weekly	MS	01/05/26	(3,319)	(76,096)	(73,947)	2,048
Hecla Mining Co.	USFF -0.256%	Weekly	MS	01/05/26	(21,449)	(129,060)	(83,866)	44,722
Louisiana-Pacific Corp.	USFF -0.250%	Weekly	MS	01/05/26	(5,962)	(369,639)	(329,520)	38,429
MP Materials Corp.	USFF -0.250%	Weekly	MS	01/05/26	(6,231)	(134,766)	(119,012)	15,653
Newmont Corp.	USFF -0.250%	Weekly	MS	01/05/26	(4,157)	(180,135)	(153,601)	44,439
Nutrien Ltd. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(3,352)	(217,921)	(207,020)	8,951
Sealed Air Corp.	USFF -0.250%	Weekly	MS	01/05/26	(5,248)	(191,776)	(172,449)	18,226
Sensient Technologies Corp.	USFF -0.250%	Weekly	MS	01/05/26	(700)	(51,076)	(40,936)	9,129
Sigma Lithium Corp. (Canada)	USFF -6.180%	Weekly	MS	01/05/26	(58)	(1,951)	(1,882)	21
Silgan Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,367)	(149,009)	(145,151)	3,276
Teck Resources Ltd., Class B (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(8,736)	(357,777)	(376,434)	(19,726)
United States Steel Corp.	USFF -0.250%	Weekly	MS	01/05/26	(8,728)	(263,657)	(283,485)	(20,060)
West Fraser Timber Co. Ltd. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(674)	(51,714)	(48,892)	2,415
Westrock Co.	USFF -0.250%	Weekly	MS	01/05/26	(7,160)	(236,257)	(256,328)	(30,954)
					(112,209)	(4,384,361)	(4,118,783)	271,725
Media & Entertainment
Activision Blizzard, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(647)	(60,812)	(60,579)	139
DISH Network Corp., Class A	USFF -0.250%	Weekly	MS	01/05/26	(1,851)	(49,525)	(10,847)	57,245
IAC, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,136)	(60,127)	(57,243)	2,795
Live Nation Entertainment, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,365)	(289,820)	(279,430)	10,141
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Media & Entertainment — (continued)
Madison Square Garden Sports Corp.	USFF -0.250%	Weekly	MS	01/05/26	(762)	$ (134,386)	$ (134,341)	$ (95)
Paramount Global, Class B	USFF -0.630%	Weekly	MS	01/05/26	(264)	(4,491)	(3,406)	1,009
Pinterest, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(3,941)	(105,347)	(106,525)	(1,914)
ROBLOX Corp., Class A	USFF -0.250%	Weekly	MS	01/05/26	(23,153)	(651,806)	(670,511)	(19,750)
Snap, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(26,455)	(280,829)	(235,714)	45,320
					(61,574)	(1,637,143)	(1,558,596)	94,890
Pharmaceuticals, Biotechnology & Life Sciences
10X Genomics, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(492)	(21,593)	(20,295)	1,236
Avantor, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,490)	(74,648)	(73,569)	980
Elanco Animal Health, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(30,354)	(290,849)	(341,179)	(52,310)
Karuna Therapeutics, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(31)	(5,315)	(5,242)	30
Madrigal Pharmaceuticals, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(121)	(27,784)	(17,671)	10,446
Moderna, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,111)	(330,172)	(321,335)	8,048
Repligen Corp.	USFF -0.250%	Weekly	MS	01/05/26	(1,327)	(223,711)	(211,006)	12,502
Sotera Health Co.	USFF -0.250%	Weekly	MS	01/05/26	(2,753)	(45,302)	(41,240)	3,983
West Pharmaceutical Services, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(694)	(271,557)	(260,396)	10,270
					(42,373)	(1,290,931)	(1,291,933)	(4,815)
Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,672)	(306,598)	(274,735)	31,602
Analog Devices, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,382)	(426,864)	(417,064)	8,462
Cirrus Logic, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,857)	(149,534)	(137,344)	12,039
MACOM Technology Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,565)	(117,076)	(127,673)	(10,725)
Marvell Technology, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(11,748)	(646,845)	(635,919)	10,427
MKS Instruments, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,826)	(335,511)	(331,102)	(768)
Onto Innovation, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(791)	(102,936)	(100,868)	1,949
Power Integrations, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,749)	(145,469)	(133,466)	11,586
QUALCOMM, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(4,084)	(488,053)	(453,569)	32,748
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Semiconductors & Semiconductor Equipment — (continued)
Silicon Laboratories, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,047)	$ (289,592)	$ (237,227)	$ 52,116
Synaptics, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(64)	(5,943)	(5,724)	168
Texas Instruments, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(3,254)	(539,333)	(517,419)	15,061
Wolfspeed, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(560)	(24,276)	(21,336)	2,876
					(36,599)	(3,578,030)	(3,393,446)	167,541
Software & Services
Altair Engineering, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(116)	(7,226)	(7,257)	(83)
Bentley Systems, Inc., Class B	USFF -0.250%	Weekly	MS	01/05/26	(3,209)	(157,494)	(160,963)	(3,627)
C3.ai, Inc., Class A	USFF -11.980%	Weekly	MS	01/05/26	(860)	(24,348)	(21,947)	2,337
CCC Intelligent Solutions Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(6,539)	(72,576)	(87,296)	(14,817)
Datadog, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(5,759)	(514,509)	(524,587)	(10,485)
DXC Technology Co.	USFF -0.250%	Weekly	MS	01/05/26	(550)	(11,257)	(11,456)	(255)
Dynatrace, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,534)	(72,124)	(71,684)	343
Five9, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(47)	(2,975)	(3,022)	(134)
GoDaddy, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(586)	(43,671)	(43,645)	(52)
HashiCorp., Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(2,877)	(76,534)	(65,682)	10,752
Manhattan Associates, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(113)	(22,737)	(22,336)	338
PowerSchool Holdings, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(3,606)	(81,700)	(81,712)	(116)
Snowflake, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(2,535)	(422,432)	(387,272)	34,741
Tyler Technologies, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(120)	(46,626)	(46,337)	209
Unity Software, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(10,596)	(349,147)	(332,608)	16,247
					(39,047)	(1,905,356)	(1,867,804)	35,398
Technology Hardware & Equipment
Advanced Energy Industries, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(163)	(19,493)	(16,809)	3,153
Belden, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(436)	(41,859)	(42,096)	(320)
Coherent Corp.	USFF -0.250%	Weekly	MS	01/05/26	(6,243)	(222,610)	(203,772)	18,636
Lumentum Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(639)	(38,041)	(28,870)	9,098
Pure Storage, Inc., Class A	USFF -0.250%	Weekly	MS	01/05/26	(1,462)	(51,313)	(52,076)	(846)
Teledyne Technologies, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(540)	(220,709)	(220,633)	(125)
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Continued)
September 30, 2023
Total Return Swaps (continued)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Technology Hardware & Equipment — (continued)
Ubiquiti, Inc.	USFF -0.580%	Weekly	MS	01/05/26	(410)	$ (88,956)	$ (59,573)	$ 29,117
Western Digital Corp.	USFF -0.250%	Weekly	MS	01/05/26	(7,610)	(314,602)	(347,244)	(43,831)
Zebra Technologies Corp., Class A	USFF -0.250%	Weekly	MS	01/05/26	(965)	(258,348)	(228,251)	30,404
					(18,468)	(1,255,931)	(1,199,324)	45,286
Telecommunication Services
Cogent Communications Holdings, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(20)	(1,480)	(1,238)	157
Frontier Communications Parent, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,947)	(53,654)	(30,471)	23,099
Rogers Communications, Inc., Class B (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(1,735)	(72,249)	(66,607)	5,046
					(3,702)	(127,383)	(98,316)	28,302
Transportation
Alaska Air Group, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(995)	(47,417)	(36,895)	12,242
Canadian Pacific Kansas City Ltd. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(4,585)	(369,186)	(341,170)	27,066
Schneider National, Inc., Class B	USFF -0.250%	Weekly	MS	01/05/26	(998)	(30,465)	(27,635)	2,691
Southwest Airlines Co.	USFF -0.250%	Weekly	MS	01/05/26	(11,291)	(390,248)	(305,647)	81,314
					(17,869)	(837,316)	(711,347)	123,313
Utilities
AES Corp. (The)	USFF -0.250%	Weekly	MS	01/05/26	(21,982)	(486,784)	(334,126)	147,314
Algonquin Power & Utilities Corp. (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(15,785)	(114,490)	(93,447)	19,277
American Electric Power Co., Inc.	USFF -0.250%	Weekly	MS	01/05/26	(4,561)	(390,613)	(343,078)	42,004
Avangrid, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(179)	(6,475)	(5,400)	945
Brookfield Renewable Corp., Class A (Canada)	USFF -0.250%	Weekly	MS	01/05/26	(1,890)	(52,032)	(45,247)	6,702
CMS Energy Corp.	USFF -0.250%	Weekly	MS	01/05/26	(127)	(7,704)	(6,745)	1,444
Consolidated Edison, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(487)	(44,354)	(41,653)	3,653
Constellation Energy Corp.	USFF -0.250%	Weekly	MS	01/05/26	(44)	(4,706)	(4,800)	(1,472)
Dominion Energy, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(2,926)	(140,954)	(130,704)	8,787
Evergy, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(5,047)	(282,987)	(255,883)	25,496
Exelon Corp.	USFF -0.250%	Weekly	MS	01/05/26	(3,077)	(131,242)	(116,280)	14,268
FirstEnergy Corp.	USFF -0.250%	Weekly	MS	01/05/26	(12,351)	(475,219)	(422,157)	47,567
The accompanying notes are an integral part of the financial statements.

GOTHAM SHORT STRATEGIES FUND
Portfolio of Investments (Concluded)
September 30, 2023
Total Return Swaps (concluded)
Reference Entity	Receive	Payment Frequency	Counter- party	Maturity Date	Number of Contracts (Short)	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)*
Utilities — (continued)
IDACORP, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(881)	$ (90,885)	$ (82,506)	$ 7,831
National Fuel Gas Co.	USFF -0.250%	Weekly	MS	01/05/26	(83)	(4,582)	(4,309)	285
NiSource, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,689)	(45,319)	(41,685)	3,653
Ormat Technologies, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(1,367)	(104,690)	(95,581)	8,925
Pinnacle West Capital Corp.	USFF -0.250%	Weekly	MS	01/05/26	(166)	(12,910)	(12,231)	702
PNM Resources, Inc.	USFF -0.250%	Weekly	MS	01/05/26	(814)	(36,124)	(36,313)	(260)
Portland General Electric Co.	USFF -0.250%	Weekly	MS	01/05/26	(2,585)	(121,838)	(104,641)	15,436
Sempra	USFF -0.250%	Weekly	MS	01/05/26	(1,484)	(105,757)	(100,957)	3,812
Southern Co. (The)	USFF -0.250%	Weekly	MS	01/05/26	(8,772)	(620,456)	(567,724)	44,925
					(86,297)	(3,280,121)	(2,845,467)	401,294

Total Reference Entity — Short						(29,373,698)	(27,575,618)	1,713,913
Net Value of Reference Entity						$(27,510,886)	$(25,761,201)	$2,008,793

*	Includes $259,108 related to open trades, dividends receivables/payables and swap receivables/payables activities.
MS	Morgan Stanley
USFF	U.S. Fed Funds
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Assets and Liabilities
September 30, 2023
	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
Assets
Non-affiliated investments, at value[1,2]	$592,484,146	$ 91,671,232	$ 60,650,384
Affiliated investments, at value[3]	—	83,557,956	—
Swaps, at value(a)	71,933,140	35,410,618	11,753,080
Cash and cash equivalents	3,278,420	1,369,818	38,286
Due from broker	3,333,998	5,526,785	186,768
Receivables:
Investments sold	12,124,600	1,862,642	2,109,303
Capital shares sold	373,715	41,328	10,027
Dividends	448,026	75,402	38,611
Prepaid expenses and other assets	27,742	13,891	9,272
Total Assets	684,003,787	219,529,672	74,795,731
Liabilities
Obligation to return cash collateral on swap contracts (Note 1)	47,300,000	33,000,000	8,600,000
Payables:
Investments purchased	8,607,026	1,698,381	1,179,397
Investment adviser	594,251	175,405	59,095
Capital shares redeemed	436,435	111,599	21,967
Audit fees	102,732	51,809	29,936
Administration and accounting fees	66,593	51,949	44,356
Transfer agent fees	46,434	14,708	8,785
Shareholder reporting fees	13,562	8,923	7,652
Custodian fees	12,042	5,699	2,014
Legal fees	2,888	4,957	3,001
Accrued expenses	8,364	6,140	4,041
Total Liabilities	57,190,327	35,129,570	9,960,244
Contingencies and Commitments (Note 2)	N/A	N/A	N/A
Net Assets	$626,813,460	$184,400,102	$ 64,835,487
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 323,210	$ 159,926	$ 55,481
Paid-in capital	520,174,687	122,287,969	122,590,644
Total distributable earnings/(loss)	106,315,563	61,952,207	(57,810,638)
Net Assets	$626,813,460	$184,400,102	$ 64,835,487
Institutional Class Shares:
Net assets	$626,813,460	$184,400,102	$ 64,835,487
Shares outstanding	32,321,002	15,992,573	5,548,053
Net asset value, offering and redemption price per share	$ 19.39	$ 11.53	$ 11.69
[1]Non-affiliated investments, at cost	$545,868,828	$ 83,150,496	$ 56,352,236
[2]Includes market value of securities designated as collateral for swaps	$164,674,715	$ 56,687,163	$ 37,994,977
[3]Affiliated investments, at cost	$ —	$ 77,061,429	$ —

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Assets and Liabilities (Continued)
September 30, 2023
	Gotham Index Plus Fund	Gotham Large Value Fund	Gotham Enhanced S&P 500 Index Fund
Assets
Non-affiliated investments, at value[1,2]	$218,206,220	$32,493,387	$17,940,670
Affiliated investments, at value[3]	214,689,245	—	—
Swaps, at value(a)	115,635,248	—	—
Cash and cash equivalents	1,555,334	394,731	174,767
Due from broker	25,740,930	—	—
Receivables:
Investments sold	3,077,118	468,180	201,604
Capital shares sold	327,683	—	14,214
Dividends	237,474	46,425	17,457
Total Assets	579,469,252	33,402,723	18,348,712
Liabilities
Obligation to return cash collateral on swap contracts (Note 1)	113,500,000	—	—
Payables:
Investments purchased	2,703,018	483,475	209,127
Capital shares redeemed	625,019	1,775	5,333
Investment adviser	250,605	44,477	5,465
Audit fees	84,509	24,956	—
Administration and accounting fees	39,098	7,157	—
Transfer agent fees	35,896	4,076	—
Custodian fees	12,366	835	—
Shareholder reporting fees	11,115	7,590	—
Legal fees	5,774	2,603	—
Distribution fees (Investor Class Shares)	2,504	—	—
Accrued expenses	5,976	1,568	2,283
Total Liabilities	117,275,880	578,512	222,208
Contingencies and Commitments (Note 2)	—	N/A	N/A
Net Assets	$462,193,372	$32,824,211	$18,126,504
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 216,086	$ 23,774	$ 12,166
Paid-in capital	339,622,547	28,653,226	16,063,486
Total distributable earnings	122,354,739	4,147,211	2,050,852
Net Assets	$462,193,372	$32,824,211	$18,126,504
Institutional Class Shares:
Net assets	$450,304,432	$32,824,211	$18,126,504
Shares outstanding	21,049,622	2,377,421	1,216,572
Net asset value, offering and redemption price per share	$ 21.39	$ 13.81	$ 14.90
Investor Class Shares:
Net assets	$ 11,888,940	N/A	N/A
Shares outstanding	559,006	N/A	N/A
Net asset value, offering and redemption price per share	$ 21.27	N/A	N/A
[1]Non-affiliated investments, at cost	$205,556,936	$30,159,089	$15,604,090
[2]Includes market value of securities designated as collateral for swaps	$178,481,561	$ —	$ —
[3]Affiliated investments, at cost	$220,875,121	$ —	$ —

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Assets and Liabilities (Continued)
September 30, 2023
	Gotham Hedged Core Fund	Gotham Defensive Long 500 Fund	Gotham Total Return Fund
Assets
Non-affiliated investments, at value[1,2]	$9,186,619	$15,547,996	$ —
Affiliated investments, at value[3]	—	—	19,483,019
Swaps, at value(a)	—	4,496,484	—
Cash and cash equivalents	16,132	329,760	263,797
Due from broker	—	620,628	—
Deposits with brokers for securities sold short	99,547	—	—
Receivables:
Investments sold	150,743	217,040	—
Dividends	10,860	20,619	—
Prepaid expenses and other assets	—	10,537	—
Total Assets	9,463,901	21,243,064	19,746,816
Liabilities
Securities sold short, at value[4]	2,632,648	—	—
Obligation to return cash collateral on swap contracts (Note 1)	—	4,610,000	—
Payables:
Investments purchased	150,384	121,785	—
Investment adviser	3,935	2,544	19,629
Dividends and fees on securities sold short	2,286	—	—
Capital shares redeemed	—	60,081	7
Administration and accounting fees	—	12,402	4,841
Transfer agent fees	—	1,179	1,707
Custodian fees	—	491	2,519
Audit fees	—	22,818	22,697
Shareholder reporting fees	—	6,847	6,805
Legal fees	—	3,309	1,991
Accrued expenses	838	2,244	1,608
Total Liabilities	2,790,091	4,843,700	61,804
Contingencies and Commitments (Note 2)	—	N/A	—
Net Assets	$6,673,810	$16,399,364	$19,685,012
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 6,351	$ 11,341	$ 16,320
Paid-in capital	6,224,765	14,921,577	18,386,068
Total distributable earnings	442,694	1,466,446	1,282,624
Net Assets	$6,673,810	$16,399,364	$19,685,012
Institutional Class Shares:
Net assets	$6,673,810	$16,399,364	$19,685,012
Shares outstanding	635,135	1,134,083	1,632,015
Net asset value, offering and redemption price per share	$ 10.51	$ 14.46	$ 12.06
[1]Non-affiliated investments, at cost	$8,586,535	$14,220,171	$ —
[2]Includes market value of securities designated as collateral for swaps	$ —	$ 6,709,198	$ —
[3]Affiliated investments, at cost	$ —	$ —	$19,028,409
[4]Proceeds received, securities sold short	$2,990,719	$ —	$ —

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Assets and Liabilities (Concluded)
September 30, 2023
	Gotham Enhanced 500 Plus Fund	Gotham Short Strategies Fund
Assets
Non-affiliated investments, at value[1,2]	$5,027,824	$ 16,322,410
Swaps, at value(a)	—	2,008,793
Cash and cash equivalents	46,314	972,496
Due from broker	—	9,819
Deposits with brokers for securities sold short	37,323	—
Receivables:
Investments sold	87,453	992,557
Dividends	5,694	8,563
Investment adviser	17,802	6,610
Prepaid expenses and other assets	422	6,262
Total Assets	5,222,832	20,327,510
Liabilities
Securities sold short, at value[3]	1,476,986	—
Obligation to return cash collateral on swap contracts (Note 1)	—	895,000
Payables:
Investments purchased	87,349	249,948
Audit fees	20,472	20,472
Administration and accounting fees	12,327	15,879
Shareholder reporting fees	6,685	6,842
Legal fees	2,996	2,799
Dividends and fees on securities sold short	1,843	—
Transfer agent fees	547	2,327
Custodian fees	49	756
Capital shares redeemed	—	4,874
Accrued expenses	2,554	3,456
Total Liabilities	1,611,808	1,202,353
Contingencies and Commitments (Note 2)	—	N/A
Net Assets	$3,611,024	$ 19,125,157
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 2,942	$ 23,036
Paid-in capital	3,068,784	34,488,641
Total distributable earnings/(loss)	539,298	(15,386,520)
Net Assets	$3,611,024	$ 19,125,157
Institutional Class Shares:
Net assets	$3,611,024	$ 19,125,157
Shares outstanding	294,235	2,303,573
Net asset value, offering and redemption price per share	$ 12.27	$ 8.30
[1]Non-affiliated investments, at cost	$4,390,750	$ 16,790,152
[2]Includes market value of securities designated as collateral for swaps	$ —	$ 12,352,407
[3]Proceeds received, securities sold short	$1,510,245	$ —

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Operations
For the Year Ended September 30, 2023
	Gotham Absolute Return Fund	Gotham Enhanced Return Fund	Gotham Neutral Fund
Investment income
Dividends from non-affiliated investments	$ 6,954,530	$ 16,478	$ 593,365
Dividends from affiliated investments	—	627,012	—
Interest	45,330	35,597	15,555
Less: taxes withheld	(33,540)	(7,133)	(6,051)
Total investment income	6,966,320	671,954	602,869
Expenses
Advisory fees(Note 2)	8,912,639	2,629,351	1,012,617
Transfer agent fees(Note 2)	524,391	133,558	42,430
Administration and accounting fees(Note 2)	241,066	154,016	125,414
Trustees’ and officers’ fees(Note 2)	166,076	61,712	19,487
Legal fees	124,926	63,183	27,479
Audit fees	102,629	51,684	29,723
Custodian fees(Note 2)	73,772	29,768	11,555
Registration and filing fees	63,412	21,558	18,283
Shareholder reporting fees	49,902	32,989	28,399
Other expenses	40,269	20,061	9,349
Total expenses before waivers and/or reimbursements	10,299,082	3,197,880	1,324,736
Waivers and/or reimbursements(Note 2)	(1,386,378)	(568,504)	(312,119)
Net expenses after waivers and/or reimbursements	8,912,704	2,629,376	1,012,617
Net investment loss	(1,946,384)	(1,957,422)	(409,748)
Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	27,510,811	3,675,404	4,665,862
Net realized gain from affiliated investments	—	2,166,818	—
Net realized gain from swaps	16,864,579 (a)	22,773,955 (a)	21,552 (a)
Net realized gain/(loss) from foreign currency transactions	(10)	(75)	40
Net change in unrealized appreciation on non-affiliated investments	84,815,405	24,148,605	9,128,703
Net change in unrealized appreciation on affiliated investments	—	7,635,327	—
Net change in unrealized depreciation on swaps	(28,882,840) (a)	(13,557,466) (a)	(5,359,898) (a)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(405)	137	(102)
Net realized and unrealized gain on investments	100,307,540	46,842,705	8,456,157
Net increase in net assets resulting from operations	$ 98,361,156	$ 44,885,283	$ 8,046,409

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Operations (Continued)
For the Year Ended September 30, 2023
	Gotham Index Plus Fund	Gotham Large Value Fund	Gotham Enhanced S&P 500 Index Fund
Investment income
Dividends from non-affiliated investments	$ 178,233	$ 957,907	$ 308,582
Dividends from affiliated investments	2,484,613	—	—
Interest	16,493	5,430	2,817
Less: taxes withheld	(4,218)	(536)	(93)
Total investment income	2,675,121	962,801	311,306
Expenses
Advisory fees(Note 2)	3,539,646	280,599	82,216
Transfer agent fees(Note 2)	383,504	30,520	—
Administration and accounting fees(Note 2)	156,798	20,288	—
Trustees’ and officers’ fees(Note 2)	129,959	11,343	—
Legal fees	112,858	24,897	—
Audit fees	84,359	24,899	—
Custodian fees(Note 2)	69,872	2,349	—
Registration and filing fees	62,614	21,184	—
Shareholder reporting fees	37,530	26,916	—
Distribution fees (Investor Class)(Note 2)	29,200	—	—
Support services fees	—	—	24,665
Other expenses	80,246	7,987	—
Total expenses before waivers and/or reimbursements	4,686,586	450,982	106,881
Waivers and/or reimbursements(Note 2)	(428,361)	(170,383)	(24,665)
Net expenses after waivers and/or reimbursements	4,258,225	280,599	82,216
Net investment income/(loss)	(1,583,104)	682,202	229,090
Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	3,270,636	3,885,626	159,086
Net realized loss from affiliated investments	(1,400,069)	—	—
Net realized gain from swaps	21,807,085 (a)	—	—
Net change in unrealized appreciation on non-affiliated investments	22,805,620	1,653,630	2,622,884
Net change in unrealized appreciation on affiliated investments	39,313,007	—	—
Net change in unrealized appreciation on swaps	18,172,651 (a)	—	—
Net realized and unrealized gain on investments	103,968,930	5,539,256	2,781,970
Net increase in net assets resulting from operations	$102,385,826	$6,221,458	$3,011,060

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Operations (Continued)
For the Year Ended September 30, 2023
	Gotham Hedged Core Fund	Gotham Defensive Long 500 Fund	Gotham Total Return Fund
Investment income
Dividends from non-affiliated investments	$ 174,612	$ 139,646	$ —
Dividends from affiliated investments	—	—	153,127
Interest	954	15,982	5,033
Less: taxes withheld	(4)	(218)	—
Total investment income	175,562	155,410	158,160
Expenses
Dividends and fees on securities sold short(Note 1)	61,101	—	—
Advisory fees(Note 2)	47,273	267,031	—
Support services fees	10,130	—	—
Administration and accounting fees(Note 2)	—	42,636	36,810
Custodian fees(Note 2)	—	3,292	10,039
Registration and filing fees	—	13,467	33,237
Legal fees	—	15,153	14,213
Audit fees	—	22,601	22,697
Transfer agent fees(Note 2)	—	11,194	19,290
Trustees’ and officers’ fees(Note 2)	—	5,670	5,872
Shareholder reporting fees	—	26,481	25,981
Distribution fees (Investor Class) (Note 2)	—	—	1,886
Other expenses	—	6,864	4,678
Total expenses before waivers and/or reimbursements	118,504	414,389	174,703
Waivers and/or reimbursements(Note 2)	—	(147,358)	(172,817)
Net expenses after waivers and/or reimbursements	118,504	267,031	1,886
Net investment income/(loss)	57,058	(111,621)	156,274
Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	280,068	576,523	—
Net realized gain from affiliated investments	—	—	47,368
Net realized gain from securities sold short	20,294	—	—
Net realized gain from swaps	—	1,814,245 (a)	—
Distributions of realized gains from affiliated investments	—	—	787,699
Net change in unrealized appreciation on non-affiliated investments	948,963	1,917,142	—
Net change in unrealized appreciation on affiliated investments	—	—	1,983,329
Net change in unrealized depreciation on securities sold short	(354,654)	—	—
Net change in unrealized depreciation on swaps	—	(1,179,158) (a)	—
Net realized and unrealized gain on investments	894,671	3,128,752	2,818,396
Net increase in net assets resulting from operations	$ 951,729	$ 3,017,131	$2,974,670

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Operations (Concluded)
For the Year Ended September 30, 2023
	Gotham Enhanced 500 Plus Fund	Gotham Short Strategies Fund
Investment income
Dividends from non-affiliated investments	$ 99,223	$ 247,322
Interest	622	51,082
Less: taxes withheld	(58)	(3,132)
Total investment income	99,787	295,272
Expenses
Administration and accounting fees(Note 2)	39,785	53,233
Advisory fees(Note 2)	34,363	284,184
Dividends and fees on securities sold short(Note 1)	34,312	—
Shareholder reporting fees	26,814	29,059
Audit fees	20,366	20,701
Legal fees	11,548	16,786
Transfer agent fees(Note 2)	3,431	24,448
Registration and filing fees	1,131	22,724
Trustees’ and officers’ fees(Note 2)	968	6,281
Custodian fees(Note 2)	315	4,447
Other expenses	6,841	7,506
Total expenses before waivers and/or reimbursements	179,874	469,369
Waivers and/or reimbursements(Note 2)	(106,046)	(185,185)
Net expenses after waivers and/or reimbursements	73,828	284,184
Net investment income	25,959	11,088
Net realized and unrealized gain/(loss) from investments:
Net realized gain from non-affiliated investments	185,953	1,705,271
Net realized loss from securities sold short	(88,210)	—
Net realized loss from swaps	—	(3,507,302) (a)
Net realized loss from foreign currency transactions	—	(28)
Net change in unrealized appreciation on non-affiliated investments	644,717	1,208,669
Net change in unrealized depreciation on securities sold short	(67,366)	—
Net change in unrealized depreciation on swaps	—	(1,433,237) (a)
Net change in unrealized depreciation on foreign currency translations	—	(109)
Net realized and unrealized gain/(loss) on investments	675,094	(2,026,736)
Net increase/(decrease) in net assets resulting from operations	$ 701,053	$(2,015,648)

(a)	Primary risk exposure is equity contracts.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Changes in Net Assets
	Gotham Absolute Return Fund		Gotham Enhanced Return Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (1,946,384)	$ (1,190,430)	$ (1,957,422)	$ (904,246)
Net realized gains from investments, swaps and foreign currency transactions	44,375,380	12,758,516	28,616,102	13,316,242
Net change in unrealized appreciation/(depreciation) on investments, swaps and foreign currency translations	55,932,160	(26,779,532)	18,226,603	(31,625,857)
Net increase/(decrease) in net assets resulting from operations	98,361,156	(15,211,446)	44,885,283	(19,213,861)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	—	(16,644,612)	(42,651,417)
Net decrease in net assets from dividends and distributions to shareholders	—	—	(16,644,612)	(42,651,417)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(14,051,708)	58,186,607	(50,584,970)	41,291,088
Total increase/(decrease) in net assets	84,309,448	42,975,161	(22,344,299)	(20,574,190)
Net assets
Beginning of year	542,504,012	499,528,851	206,744,401	227,318,591
End of year	$626,813,460	$542,504,012	$184,400,102	$206,744,401
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Changes in Net Assets (Continued)
	Gotham Neutral Fund		Gotham Index Plus Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$ (409,748)	$ (125,083)	$ (1,583,104)	$ 482,038
Net realized gains/(losses) from investments, swaps and foreign currency transactions	4,687,454	(1,663,171)	23,677,652	60,445,405
Net change in unrealized appreciation/(depreciation) on investments, swaps and foreign currency translations	3,768,703	6,148,762	80,291,278	(105,613,966)
Net increase/(decrease) in net assets resulting from operations	8,046,409	4,360,508	102,385,826	(44,686,523)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	—	(7,642,982)	(25,263,484)
Investor Class	N/A	N/A	(201,731)	(667,869)
Net decrease in net assets from dividends and distributions to shareholders	—	—	(7,844,713)	(25,931,353)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(10,345,208)	22,605,588	(37,538,108)	18,381,542
Total increase/(decrease) in net assets	(2,298,799)	26,966,096	57,003,005	(52,236,334)
Net assets
Beginning of year	67,134,286	40,168,190	405,190,367	457,426,701
End of year	$ 64,835,487	$67,134,286	$462,193,372	$ 405,190,367
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Changes in Net Assets (Continued)
	Gotham Large Value Fund		Gotham Enhanced S&P 500 Index Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 682,202	$ 870,875	$ 229,090	$ 209,401
Net realized gains from investments	3,885,626	5,214,634	159,086	743,921
Net change in unrealized appreciation/(depreciation) on investments	1,653,630	(9,279,017)	2,622,884	(2,761,378)
Net increase/(decrease) in net assets resulting from operations	6,221,458	(3,193,508)	3,011,060	(1,808,056)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(3,164,154)	(11,158,028)	(1,174,057)	(1,109,897)
Net decrease in net assets from dividends and distributions to shareholders	(3,164,154)	(11,158,028)	(1,174,057)	(1,109,897)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(10,678,403)	(10,554,416)	3,031,172	607,353
Total increase/(decrease) in net assets	(7,621,099)	(24,905,952)	4,868,175	(2,310,600)
Net assets
Beginning of year	40,445,310	65,351,262	13,258,329	15,568,929
End of year	$ 32,824,211	$ 40,445,310	$18,126,504	$13,258,329
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Changes in Net Assets (Continued)
	Gotham Hedged Core Fund		Gotham Defensive Long 500 Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$ 57,058	$ 63,172	$ (111,621)	$ 56,038
Net realized gains from investments, securities sold short and swaps	300,362	187,470	2,390,768	4,213,598
Net change in unrealized appreciation/(depreciation) on investments, securities sold short and swaps	594,309	(798,454)	737,984	(3,822,849)
Net increase/(decrease) in net assets resulting from operations	951,729	(547,812)	3,017,131	446,787
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(524,367)	(1,449,183)	(51,435)	(169,751)
Net decrease in net assets from dividends and distributions to shareholders	(524,367)	(1,449,183)	(51,435)	(169,751)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(199,529)	266,282	(3,218,447)	(18,662,126)
Total increase/(decrease) in net assets	227,833	(1,730,713)	(252,751)	(18,385,090)
Net assets
Beginning of year	6,445,977	8,176,690	16,652,115	35,037,205
End of year	$6,673,810	$ 6,445,977	$16,399,364	$ 16,652,115
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Changes in Net Assets (Continued)
	Gotham Total Return Fund		Gotham Enhanced 500 Plus Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 156,274	$ 231,674	$ 25,959	$ 26,133
Net realized gains from investments, securities sold short and capital gain distributions from affiliated investments	835,067	1,919,543	97,743	402,860
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	1,983,329	(3,675,580)	577,351	(694,770)
Net increase/(decrease) in net assets resulting from operations	2,974,670	(1,524,363)	701,053	(265,777)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(1,753,492)	(1,193,833)	(436,510)	(411,225)
Investor Class*	(254,381)	(135,579)	N/A	N/A
Net decrease in net assets from dividends and distributions to shareholders	(2,007,873)	(1,329,412)	(436,510)	(411,225)
Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(1,147,943)	(4,227,079)	240,305	227,069
Total increase/(decrease) in net assets	(181,146)	(7,080,854)	504,848	(449,933)
Net assets
Beginning of year	19,866,158	26,947,012	3,106,176	3,556,109
End of year	$19,685,012	$19,866,158	$3,611,024	$3,106,176

*	Investor Class Shares were converted to Institutional Class Shares on January 30, 2023 (See Note 4).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Changes in Net Assets (Concluded)
	Gotham Short Strategies Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 11,088	$ 5,782
Net realized gains/(losses) from investments, swaps and foreign currency transactions	(1,802,059)	1,323,479
Net change in unrealized appreciation/(depreciation) on investments, swaps and foreign currency translations	(224,677)	1,752,485
Net increase/(decrease) in net assets resulting from operations	(2,015,648)	3,081,746
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	—	(46,504)
Net decrease in net assets from dividends and distributions to shareholders	—	(46,504)
Increase in net assets derived from capital share transactions (Note 4)	2,401,622	14,183,842
Total increase in net assets	385,974	17,219,084
Net assets
Beginning of year	18,739,183	1,520,099
End of year	$19,125,157	$18,739,183
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Statements of Cash Flow
September 30, 2023
	Gotham Hedged Core Fund	Gotham Enhanced 500 Plus Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$ 951,729	$ 701,053

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(18,189,257)	(7,798,966)
Proceeds from disposition of long-term portfolio investments	19,120,484	7,931,531
Purchases to cover securities sold short	(9,462,612)	(2,880,008)
Proceeds from securities sold short	9,194,940	2,921,276
Net realized gain on investments and investments sold short	(300,362)	(97,743)
Net change in unrealized appreciation/(depreciation) on investments and investments sold short	(594,309)	(577,351)
Decrease/(increase) in receivable for investments sold	50,349	(7,614)
Increase in dividends and interest receivable	(4,232)	(690)
Increase in receivable from investment adviser	—	(16,415)
Increase in prepaid expenses and other assets	—	(416)
Increase/(decrease) in payable for investments purchased	(50,646)	7,846
Increase/(decrease) in payable for dividends and fees on securities sold short	(318)	319
Decrease in payable to investment adviser	(78)	—
Increase/(decrease) in accrued expense payable	(33)	6,450
Net cash provided by operating activities	715,655	189,272
Cash flows from financing activities:
Proceeds from shares sold	1,941	9,500
Payment of shares redeemed	(725,837)	(205,705)
Net cash used in financing activities	(723,896)	(196,205)
Net decrease in cash and restricted cash	(8,241)	(6,933)
Cash and restricted cash:
Beginning of year	$ 123,920	$ 90,570
End of year	$ 115,679	$ 83,637
Reconciliation of restricted and unrestricted cash at the beginning of the year to the statements of assets and liabilities:
Unrestricted Cash	$ 30,374	$ 47,084
Restricted Cash	$ 93,546	$ 43,486
Reconciliation of restricted and unrestricted cash at the end of the year to the statements of assets and liabilities:
Unrestricted Cash	$ 16,132	$ 46,314
Restricted Cash	$ 99,547	$ 37,323

Supplemental disclosure of cash flow information:
Cash received during the year for financing charges	$ 17,839	$ 8,430
Reinvestment of dividends	$ 524,367	$ 436,510
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Absolute Return Fund Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 16.37	$ 16.73	$ 14.39	$ 15.01	$ 14.86
Net investment loss(1)	(0.06)	(0.04)	(0.06)	(0.06)	(0.00) (2)
Net realized and unrealized gain/(loss) on investments	3.08	(0.32)	2.40	(0.56)	0.15
Total from investment operations	3.02	(0.36)	2.34	(0.62)	0.15
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$ 19.39	$ 16.37	$ 16.73	$ 14.39	$ 15.01
Total investment return(4)	18.45%	(2.15)%	16.26%	(4.13)%	1.01%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$626,813	$542,504	$499,529	$505,989	$857,247
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.50%	1.50%	1.50%	2.55% (5)	2.58% (5)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(6)	1.73%	1.74%	1.77%	2.65% (5)	2.60% (5)
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.33)%	(0.21)%	(0.39)%	(0.39)%	(0.02)% (7)
Portfolio turnover rate	250%	284%	210%	259%	233%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(5)	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 2.05% and 2.15% for the years ended September 30, 2020 and 2019, respectively.
(6)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
(7)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Enhanced Return Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 9.90	$ 12.92	$ 10.21	$ 14.51	$ 15.55
Net investment loss(1)	(0.10)	(0.04)	(0.04)	(0.04)	(0.08)
Net realized and unrealized gain/(loss) on investments	2.54	(0.58)	2.77	(0.48)	0.26
Total from investment operations	2.44	(0.62)	2.73	(0.52)	0.18
Dividends and distributions to shareholders from:
Net investment income	—	—	(0.02)	—	—
Net realized capital gains	(0.81)	(2.40)	—	(3.78)	(1.22)
Total dividends and distributions to shareholders	(0.81)	(2.40)	(0.02)	(3.78)	(1.22)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 11.53	$ 9.90	$ 12.92	$ 10.21	$ 14.51
Total investment return(3)	25.53%	(8.04)%	26.73%	(6.81)%	1.79%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$184,400	$206,744	$227,319	$236,725	$519,067
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.27%	1.50%	1.50%	2.12% (4)	3.56% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.55%	1.76%	1.79%	2.22% (4)	3.56% (4)
Ratio of net investment loss to average net assets (including dividend and interest expense)	(0.95)%	(0.38)%	(0.36)%	(0.37)%	(0.56)%
Portfolio turnover rate	222%	288% (6)	203%	213%	204%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 2.06% and 2.15% for years ended September 30, 2020 and 2019, respectively.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
(6)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Neutral Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 10.34	$ 9.32	$ 9.19	$ 10.35	$ 10.25
Net investment income/(loss)(1)	(0.07)	(0.02)	(0.05)	(0.09)	0.01
Net realized and unrealized gain/(loss) on investments	1.42	1.04	0.18	(1.07)	0.09
Total from investment operations	1.35	1.02	0.13	(1.16)	0.10
Redemption fees	—	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 11.69	$ 10.34	$ 9.32	$ 9.19	$ 10.35
Total investment return(3)	13.06%	10.94%	1.42%	(11.21)%	0.98%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$64,835	$67,134	$40,168	$55,675	$181,413
Ratio of expenses to average net assets with recoupments, waivers, and/or reimbursements, if any (including dividend and interest expense)	1.50%	1.50%	1.50%	2.79% (4)	2.34% (4)
Ratio of expenses to average net assets without recoupments, waivers and/or reimbursements, if any(5)	1.96%	1.94%	2.07%	2.90% (4)	2.33% (4)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.61)%	(0.23)%	(0.53)%	(0.95)%	0.11% (6)
Portfolio turnover rate	366%	408%	282%	356%	331%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including recoupments, waivers and/or reimbursements for the Fund would be 2.09% and 2.15% for the years ended September 30, 2020 and 2019, respectively.
(5)	During the period, certain fees were reduced or expenses were recouped. If such fee reductions or recoupments had not occurred, the ratios would have been as shown (See Note 2).
(6)	Net rebate income on securities sold short exceeded dividends and fees on securities sold short during the period. (See Note 1).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Index Plus Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 17.33	$ 20.30	$ 16.19	$ 15.18	$ 15.73
Net investment income/(loss)(1)	(0.07)	0.02	0.10	0.14	0.13
Net realized and unrealized gain/(loss) on investments	4.47	(1.84)	4.19	1.09	(0.39)
Total from investment operations	4.40	(1.82)	4.29	1.23	(0.26)
Dividends and distributions to shareholders from:
Net investment income	—	(0.10)	(0.18)	(0.22)	(0.06)
Net realized capital gains	(0.34)	(1.05)	—	—	(0.23)
Total dividends and distributions to shareholders	(0.34)	(1.15)	(0.18)	(0.22)	(0.29)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 21.39	$ 17.33	$ 20.30	$ 16.19	$ 15.18
Total investment return(3)	25.62%	(9.97)%	26.76%	8.14%	(1.57)%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$450,304	$394,850	$444,756	$394,773	$647,415
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	0.92%	0.96%	1.13%	1.17% (4)	2.99% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.01%	1.04%	1.22%	1.25% (4)	3.04% (4)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.34)%	0.11%	0.55%	0.89%	0.89%
Portfolio turnover rate	125%	169% (6)	158% (6)	224%	253%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund’s Institutional Class Shares would be 1.15% and 1.15% for the years ended September 30, 2020 and 2019, respectively.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
(6)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Index Plus Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 17.28	$ 20.23	$ 16.15	$ 15.13	$ 15.70
Net investment income/(loss)(1)	(0.12)	(0.03)	0.06	0.10	(0.06)
Net realized and unrealized gain/(loss) on investments	4.45	(1.82)	4.16	1.10	(0.24)
Total from investment operations	4.33	(1.85)	4.22	1.20	(0.30)
Dividends and distributions to shareholders from:
Net investment income	—	(0.05)	(0.14)	(0.18)	(0.04)
Net realized capital gains	(0.34)	(1.05)	—	—	(0.23)
Total dividends and distributions to shareholders	(0.34)	(1.10)	(0.14)	(0.18)	(0.27)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 21.27	$ 17.28	$ 20.23	$ 16.15	$ 15.13
Total investment return(3)	25.29%	(10.13)%	26.33%	7.94%	(1.82)%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$11,889	$10,340	$12,671	$10,278	$17,464
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.17%	1.21%	1.38%	1.42% (4)	4.28% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.26%	1.30%	1.47%	1.50% (4)	4.34% (4)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.59)%	(0.14)%	0.30%	0.64%	(0.40)%
Portfolio turnover rate	125%	169% (6)	158% (6)	224%	253%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Expense ratio includes dividend and fees on securities sold short and fees on cash collateral. Excluding such dividend and fees on securities sold short and fees on cash collateral, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund’s Investor Class Shares would be 1.40% and 1.40% for the years ended September 30, 2020 and 2019, respectively.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
(6)	Portfolio turnover rate excludes securities delivered from processing a redemption in-kind.
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Large Value Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 12.80	$ 16.71	$ 12.98	$ 13.29	$ 13.02
Net investment income(1)	0.25	0.23	0.20	0.25	0.20
Net realized and unrealized gain/(loss) on investments	1.78	(1.27)	3.76	(0.22)	0.18
Total from investment operations	2.03	(1.04)	3.96	0.03	0.38
Dividends and distributions to shareholders from:
Net investment income	(0.14)	(0.25)	(0.23)	(0.23)	(0.01)
Net realized capital gains	(0.88)	(2.62)	—	(0.11)	(0.10)
Total dividends and distributions to shareholders	(1.02)	(2.87)	(0.23)	(0.34)	(0.11)
Redemption fees	—	0.00 (2)	—	0.00 (2)	—
Net asset value, end of year	$ 13.81	$ 12.80	$ 16.71	$ 12.98	$ 13.29
Total investment return(3)	15.96%	(8.83)%	30.83%	0.04%	3.11%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$32,824	$40,445	$65,351	$70,003	$58,978
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	1.21%	1.09%	1.05%	1.03%	1.05%
Ratio of net investment income to average net assets	1.82%	1.50%	1.29%	1.95%	1.61%
Portfolio turnover rate	191%	290%	226%	406%	316%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Enhanced S&P 500 Index Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 13.20	$ 16.07	$ 12.86	$ 11.93	$ 13.70
Net investment income(1)	0.20	0.20	0.17	0.21	0.19
Net realized and unrealized gain/(loss) on investments	2.60	(1.96)	3.17	1.14	0.03
Total from investment operations	2.80	(1.76)	3.34	1.35	0.22
Dividends and distributions to shareholders from:
Net investment income	(0.11)	(0.17)	(0.13)	(0.15)	(0.21)
Net realized capital gains	(0.99)	(0.94)	—	(0.27)	(1.78)
Total dividends and distributions to shareholders	(1.10)	(1.11)	(0.13)	(0.42)	(1.99)
Redemption fees	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 14.90	$ 13.20	$ 16.07	$ 12.86	$ 11.93
Total investment return(3)	22.11%	(12.25)%	26.17%	11.53%	3.46%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$18,127	$13,258	$15,569	$ 6,346	$ 6,635
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	0.65%	0.65%	1.12%	2.13%	3.20%
Ratio of net investment income to average net assets	1.39%	1.31%	1.14%	1.75%	1.65%
Portfolio turnover rate	152%	193%	178%	345%	328%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Hedged Core Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 9.84	$ 12.88	$ 11.33	$ 11.16	$ 12.61
Net investment income(1)	0.09	0.09	0.13	0.13	0.14
Net realized and unrealized gain/(loss) on investments	1.38	(0.84)	1.51	0.70	(0.11)
Total from investment operations	1.47	(0.75)	1.64	0.83	0.03
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.17)	(0.07)	(0.17)	(0.07)
Net realized capital gains	(0.73)	(2.12)	(0.02)	(0.49)	(1.41)
Total dividends and distributions to shareholders	(0.80)	(2.29)	(0.09)	(0.66)	(1.48)
Redemption fees	—	—	0.00 (2)	—	—
Net asset value, end of year	$ 10.51	$ 9.84	$ 12.88	$ 11.33	$ 11.16
Total investment return(3)	15.13%	(8.37)%	14.56%	7.59%	0.86%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$ 6,674	$ 6,446	$ 8,177	$ 8,804	$ 2,582
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)(4)	1.75%	1.71%	1.66%	1.52%	1.00%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(4)	1.75%	1.71%	2.10% (5)	3.47% (5)	4.05% (5)
Ratio of net investment income to average net assets (including dividend and interest expense)	0.84%	0.78%	1.07%	1.20%	1.29%
Portfolio turnover rate	195%	218%	205%	267%	228%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect any applicable sales charge.
(4)	Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 0.85%, 0.85%, 0.85%, 0.85% and 0.85% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Defensive Long 500 Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 12.35	$ 12.87	$ 11.98	$ 13.20	$ 13.78
Net investment income/(loss)(1)	(0.08)	0.03	0.06	0.14	0.13
Net realized and unrealized gain/(loss) on investments	2.23	(0.46)	0.96	(1.17)	0.32
Total from investment operations	2.15	(0.43)	1.02	(1.03)	0.45
Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.09)	(0.13)	(0.08)	(0.07)
Net realized capital gains	—	—	—	(0.11)	(0.96)
Total dividends and distributions to shareholders	(0.04)	(0.09)	(0.13)	(0.19)	(1.03)
Redemption fees	—	—	—	0.00 (2)	—
Net asset value, end of year	$ 14.46	$ 12.35	$ 12.87	$ 11.98	$ 13.20
Total investment return(3)	17.38%	(3.41)%	8.65%	(7.95)%	3.71%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$16,399	$16,652	$35,037	$54,675	$59,368
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any (including dividend and interest expense)	1.35%	1.35%	1.35%	1.35%	3.21% (4)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	2.09%	1.96%	1.78%	1.66%	3.81% (4)
Ratio of net investment income/(loss) to average net assets (including dividend and interest expense)	(0.56)%	0.23%	0.51%	1.11%	1.03%
Portfolio turnover rate	208%	227%	163%	294%	429%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 1.42% for the year ended September 30, 2019.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Total Return Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares*
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.45	$ 13.03	$ 11.70	$ 13.28	$ 13.38
Net investment income(1)	0.09	0.11	0.08	0.11	0.05
Net realized and unrealized gain/(loss) on investments	1.69	(1.04)	1.33	(0.91)	0.03
Total from investment operations	1.78	(0.93)	1.41	(0.80)	0.08
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.13)	(0.08)	(0.11)	(0.05)
Net realized capital gains	(1.10)	(0.52)	(0.00) (2)	(0.67)	(0.13)
Total dividends and distributions to shareholders	(1.17)	(0.65)	(0.08)	(0.78)	(0.18)
Redemption fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$ 12.06	$ 11.45	$ 13.03	$ 11.70	$ 13.28
Total investment return(4)	15.86%	(7.87)%	12.17%	(6.54)%	0.67%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$19,685	$17,280	$23,987	$25,967	$32,167
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	0.87%	0.72%	0.66%	0.59%	0.69%
Ratio of net investment income to average net assets	0.74%	0.87%	0.68%	0.94%	0.35%
Portfolio turnover rate	35%	9%	85%	55%	3%

*	Investor Class Shares were converted to Institutional Class Shares on January 30, 2023 (See Note 4).
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $(0.005) per share.
(3)	Amount is less than $0.005 per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Enhanced 500 Plus Fund Financial Highlights (Continued)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 11.40	$ 13.91	$ 11.47	$ 11.86	$ 13.99
Net investment income(1)	0.09	0.10	0.07	0.13	0.10
Net realized and unrealized gain/(loss) on investments	2.38	(1.00)	2.50	0.47	0.07
Total from investment operations	2.47	(0.90)	2.57	0.60	0.17
Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.07)	(0.13)	(0.14)	(0.12)
Net realized capital gains	(1.53)	(1.54)	—	(0.85)	(2.18)
Total dividends and distributions to shareholders	(1.60)	(1.61)	(0.13)	(0.99)	(2.30)
Redemption fees	—	—	—	—	—
Net asset value, end of year	$ 12.27	$ 11.40	$ 13.91	$ 11.47	$ 11.86
Total investment return(2)	23.21%	(8.30)%	22.56%	4.95%	2.78%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$ 3,611	$ 3,106	$ 3,556	$ 2,891	$ 2,960
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any(3)	2.15%	2.12%	2.06%	2.21%	2.20%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(3)(4)	5.23%	4.44%	4.70%	5.04%	5.23%
Ratio of net investment income to average net assets	0.76%	0.73%	0.50%	1.15%	0.90%
Portfolio turnover rate	162%	191%	140%	263%	274%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Expense ratio includes dividend and fees on securities sold short. Excluding such dividend and fees on securities sold short, the ratio of expenses to average net assets including waivers and/or reimbursements for the Fund would be 1.15%, 1.15%, 1.15%, 1.15%, and 1.15% for the years ended September 30, 2023, 2022, 2021, 2020 and 2019, respectively.
(4)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Gotham Short Strategies Fund Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class Shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 9.02	$ 5.90	$ 7.42	$ 8.78	$ 9.05
Net investment income/(loss)(1)	0.00 (2)	0.01	(0.02)	0.01	0.03
Net realized and unrealized gain/(loss) on investments	(0.72)	3.22	(1.50)	(1.35)	(0.09)
Total from investment operations	(0.72)	3.23	(1.52)	(1.34)	(0.06)
Dividends and distributions to shareholders from:
Net investment income	—	(0.12)	(0.00) (3)	(0.02)	—
Net realized capital gains	—	—	—	—	(0.21)
Return of capital	—	—	—	(0.00) (3)	—
Total dividends and distributions to shareholders	—	(0.12)	(0.00) (3)	(0.02)	(0.21)
Redemption fees	0.00 (2)	0.01	0.00 (2)	0.00 (2)	0.00 (2)
Net asset value, end of year	$ 8.30	$ 9.02	$ 5.90	$ 7.42	$ 8.78
Total investment return(4)	(7.98)%	55.96%	(20.47)%	(15.27)%	(0.81)%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$19,125	$18,739	$ 1,520	$37,619	$32,076
Ratio of expenses to average net assets with waivers, and/or reimbursements, if any	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	2.23%	3.52%	2.92%	1.88%	2.20%
Ratio of net investment income/(loss) to average net assets	0.05%	0.09%	(0.25)%	0.12%	0.39%
Portfolio turnover rate	670%	717%	459%	692%	616%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Amount is less than $(0.005) per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(5)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as shown (See Note 2).
The accompanying notes are an integral part of the financial statements.

GOTHAM FUNDS
Notes to Financial Statements
September 30, 2023
1. Organization and Significant Accounting Policies
The Gotham Absolute Return Fund, the Gotham Enhanced Return Fund, the Gotham Neutral Fund, the Gotham Index Plus Fund, the Gotham Large Value Fund, the Gotham Enhanced S&P 500 Index Fund, the Gotham Hedged Core Fund, the Gotham Defensive Long 500 Fund, the Gotham Total Return Fund, the Gotham Enhanced 500 Plus Fund and the Gotham Short Strategies Fund (each a “Fund” and together, the “Funds”) are each a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each of the Funds, except for the Gotham Index Plus Fund, offers one class of shares, Institutional Class. The Gotham Index Plus Fund offers two classes of shares, Institutional Class and Investor Class. The Funds’ commencement of operations are as follows:
Gotham Absolute Return Fund ("Absolute Return")	August 31, 2012
Gotham Enhanced Return Fund ("Enhanced Return")	May 31, 2013
Gotham Neutral Fund ("Neutral")	August 30, 2013
Gotham Index Plus Fund ("Index Plus")	March 31, 2015
Gotham Large Value Fund ("Large Value")	December 31, 2015
Gotham Enhanced S&P 500 Index Fund ("Enhanced S&P 500 Index")	December 30, 2016
Gotham Hedged Core Fund ("Hedged Core")	September 30, 2016
Gotham Defensive Long 500 Fund ("Defensive Long 500")	September 30, 2016
Gotham Total Return Fund ("Total Return") (operates as a "Fund of Funds")	March 31, 2015
Gotham Enhanced 500 Plus Fund ("Enhanced 500 Plus")	September 30, 2016
Gotham Short Strategies Fund ("Short Strategies")	July 31, 2017
All the Funds, except for Large Value, Enhanced S&P 500 Index and Total Return, seek to achieve their investment objectives by primarily investing in long and short positions of U.S. equity securities. Equity securities include common and preferred stocks. Large Value seeks to achieve its investment objective by primarily investing in long positions of U.S. large capitalization equity securities with market capitalization similar to companies in the S&P 500® Index or Russell 1000® Index, but may invest in other large capitalization companies. Enhanced S&P 500 Index seeks to achieve its investment objective by generally investing at least 80% of its assets in U.S. equity securities listed in the S&P 500® Index. Total Return seeks to achieve its investment objective by primarily investing in other investment companies advised or sub-advised by Gotham.
The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each business day the NYSE is open. Each Fund’s equity securities, including exchange-traded funds, listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Securities that do not have a readily available current market value are valued in good faith by Gotham Asset Management, LLC ("Gotham" or "the Adviser") as "valuation designee" under the oversight of the Trust's Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Board of Trustees. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees (the “Board”). Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that a Fund

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Notes to Financial Statements (Continued)
September 30, 2023
determines the daily NAV per share. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of a Fund. Certain Funds invest in securities of other investment companies, which are valued at their respective NAVs as determined by those investment companies each business day. OTC investments (including swap agreements) are generally valued by approved pricing services that use evaluated prices from various observable market factors.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
All financial instruments listed in the Portfolio of Investments are considered Level 1, measured at fair value on a recurring basis based on quoted prices for identical assets in active markets, except for the following: one long security was fair valued with an end of period value of $0, $0, and $0 held by the Absolute Return, Enhanced Return and Neutral, respectively; and total return swaps with an end of period unrealized appreciation of $71,933,140, $35,410,618, $11,753,080, $115,635,248, $4,496,484 and $2,008,793 held by Absolute Return, Enhanced Return, Neutral, Index Plus, Defensive Long 500 and Short Strategies, respectively. These securities are considered Level 2 as of and for the year ended September 30, 2023.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
For the year ended September 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

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Notes to Financial Statements (Continued)
September 30, 2023
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Due to/from Brokers — Due to/from brokers represents cash balances on deposit with, or cash balances owed to, the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. The Fund records as dividend income the amount characterized as ordinary income and records as realized gain the amount characterized by a REIT as long-term capital gain in the Statements of Operations. The amount characterized as return of capital is a reduction to the cost of investments in the Statements of Assets and Liabilities if the security is still held; otherwise it is recorded as an adjustment to realized gain/(loss) from investment transactions in the Statements of Operations. These characterizations are reflected in the accompanying financial statements. General expenses of the Trust are generally allocated to each Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, capitalized dividends on short sales, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.
U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund's shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
The SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act. The Derivatives Rule generally requires a fund to adopt a written derivatives risk management program with risk guidelines that must cover certain elements, but that will otherwise be tailored based on how a fund’s use of derivatives may affect its investment portfolio and overall risk profile. A fund’s derivatives risk management program must also include provisions for stress testing, backtesting, internal reporting and escalation, and program review elements.
The Derivatives Rule requires funds engaging in derivatives transactions to comply with an outer limit on fund leverage risk based on a fund’s value at risk (“VaR”). This outer limit is based on a relative VaR test that compares the fund’s VaR to the VaR of a designated reference portfolio for that fund, or, in the absence of an appropriate reference portfolio, to 20% of the value of the fund’s net assets.
The Derivatives Rule requires that a Fund’s Board of Directors approve the appointment of a person or persons to oversee the administration of a Fund’s derivatives risk management program (“Derivatives Risk Manager” or “DRM”). The Board has appointed a person or persons from the Fund’s investment adviser to serve as the DRM for the Program pursuant to Rule 18f-4. The DRM responsibilities include:
•       Regular communication with the Investment Adviser with respect to the implementation of the Program;

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Notes to Financial Statements (Continued)
September 30, 2023
•       Completion and monitoring of a risk assessment for each Fund; and
•       Periodic reporting to the Board.
Short Sales — All Funds except for Large Value and Enhanced S&P 500 Index may sell securities short. Total Return indirectly invests in short sales through its underlying securities. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds will comply with guidelines established by the Securities and Exchange Commission ("SEC") and other applicable regulatory bodies with respect to coverage of short sales.
As of September 30, 2023, the following Funds had securities sold short, securities pledged as collateral and deposits with brokers for securities sold short:
	Value of Securities Sold Short	Securities Pledged as Collateral	Deposits with Brokers for Securities Sold Short
Hedged Core	$2,632,648	$4,222,525	$99,547
Enhanced 500 Plus	1,476,986	2,920,046	37,323
In accordance with the terms of its prime brokerage agreements, the Funds may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security. These amounts are included in dividends and fees on securities sold short on the Statements of Operations. In those instances where rebate income is in excess of dividends on securities sold short and finance charges, the net amount is shown in the Investment Income section on the Statements of Operations. On the ex-dividend date, dividends on short sales are recorded as an expense to the Fund. The following Funds had net charges as shown in the table below for the year ended September 30, 2023:
	Dividends on Securities Sold Short	Rebate (Income)/Fees
Hedged Core	$43,263	$(117,187)
Enhanced 500 Plus	25,883	(61,644)
The following Funds utilized short sales proceeds and incurred financing charges to finance purchases of long securities in order to accomplish the Funds' respective investment objectives. A financing fee is charged to the Funds based on the Federal Funds rate plus an agreed upon spread. These fees are included in dividends and fees on securities sold short on the Statements of Operations and are as follows for the year ended September 30, 2023:
	Short Sales (Deposits) Proceeds	Financing Charges
Hedged Core	$2,563,649	$135,025
Enhanced 500 Plus	1,438,685	70,073
Swap Agreements — A swap agreement is a bilateral financial instrument that involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on valuation changes to market referenced securities. The nominal amount on which the cash flows are calculated is called the notional amount.
Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements will be affected by a change in the market value of the referenced underlying securities that

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date, in whole or part, under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. A Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.
A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of a Fund’s accrued obligations under the swap agreement.
Total Return Swaps: Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend accruals or payments. The unrealized appreciation or depreciation also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate (“EFFR”). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to or from the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). As of and for the year ended September 30, 2023, only Absolute Return, Enhanced Return, Neutral, Index Plus, Defensive Long 500 and Short Strategies held total return swaps.
For the year ended September 30, 2023, the quarterly average notional value of the total return swaps for each Fund was as follows:
Notional Amount
Absolute Return	$(275,564,801)
Enhanced Return	(31,763,327)
Neutral	(58,313,949)
Index Plus	(72,152,691)
Defensive Long 500	(3,740,063)
Short Strategies	(27,899,037)
Counterparty Risk — During the year ended September 30, 2023, Absolute Return, Enhanced Return, Neutral, Index Plus, Defensive Long 500 and Short Strategies were subject to counterparty risk. Certain of the derivatives entered into by the Funds may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Funds to suffer a loss. If a counterparty defaults on its payment obligations to the Funds, this default will cause the value of an investment in the Funds to decrease. In addition, to the extent the Funds deal with a limited number of counterparties, it will be more susceptible to the credit risks

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
associated with those counterparties. The Funds are neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Funds to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Funds.
The Funds are subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Funds will not sustain a loss on a transaction as a result.
For both Hedged Core and Enhanced 500 Plus, the Funds may use prime brokers with respect to its shorting strategy, which involves counterparty risk, including the risk that a prime broker may default on its obligation or become insolvent and that the Funds may lose its collateral deposit or short sale proceeds.
Liquidity Risk — During the year ended September 30, 2023, Absolute Return, Enhanced Return, Neutral, Index Plus, Defensive Long 500 and Short Strategies were subject to liquidity risk. The Funds may be subject to liquidity risk primarily due to investments in derivatives. The Funds may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Funds may be unable to sell the asset or sell it at a reasonable price. In addition, the Funds may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Funds in order to raise cash to pay redemptions.
An investment in derivatives is also subject to the risk that the Funds may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Funds may be exposed to the risk of additional losses due to such delays.
Master Netting Agreement — During the year ended September 30, 2023, Absolute Return, Enhanced Return, Neutral, Index Plus, Defensive Long 500 and Short Strategies were subject to a Master Netting agreement. In order to define their contractual rights and to secure rights that will help mitigate their counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Funds and the counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds' net assets decline by a stated percentage or the Funds fails to meet the terms of its ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements — During the year ended September 30, 2023, Absolute Return, Enhanced Return, Neutral, Index Plus, Defensive Long 500 and Short Strategies were subject to collateral requirements. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Funds generally agree not to use non-cash collateral that they receive but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
				Gross Amount Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets/(Liabilities)	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged/(Received)*	Net Amount**
Absolute Return	$ 71,933,140	$—	$ 71,933,140	$—	$ (47,300,000)	$24,633,140
Enhanced Return	35,410,618	—	35,410,618	—	(33,000,000)	2,410,618
Neutral	11,753,080	—	11,753,080	—	(8,600,000)	3,153,080
Index Plus	115,635,248	—	115,635,248	—	(113,500,000)	2,135,248
Defensive Long 500	4,496,484	—	4,496,484	—	(4,496,484)	—
Short Strategies	2,008,793	—	2,008,793	—	(895,000)	1,113,793

*	Amount disclosed is limited to the amount of assets presented in each Statements of Assets and Liabilities. Actual collateral pledged/(received) may be more than the amount shown.
**	Net amount represents the net receivable from the counterparty in the event of a default.
2. Transactions with Related Parties and Other Service Providers
Gotham Asset Management, LLC (“Gotham” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services as the investment adviser, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below:
Absolute Return(1)	1.50%
Enhanced Return(1)	1.50%
Neutral	1.50%
Index Plus(1)	1.00%
Large Value	0.75%
Enhanced S&P 500 Index(2)	0.50%
Hedged Core(2)	0.70%
Defensive Long 500	1.35%
Total Return(3)	—
Enhanced 500 Plus	1.00%
Short Strategies	1.35%

(1)	Gotham has contractually agreed to reduce the Fund's annual investment advisory fee by the dollar amount of "total annual fund operating expenses after fee waivers" attributable to any Fund assets invested in other investment companies advised or sub-advised by Gotham (each an "underlying fund" and collectively, the "underlying funds"), and the amount of such reduction is calculated based on the Fund's average daily assets invested in an underlying fund and the "total annual fund operating expenses after fee waivers" disclosed in such underlying fund's "Annual Fund Operating Expenses" table in the summary section of an underlying fund's currently effective prospectus. The effect of the reduction is intended to provide that Gotham's aggregate direct and indirect compensation from the Fund and any underlying fund, respectively, does not exceed the annual investment advisory fee paid by the Fund, as shown in the table.

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Notes to Financial Statements (Continued)
September 30, 2023
(2)	Enhanced S&P 500 Index and Hedged Core, respectively, entered into a Support, Service and Fee Assumption Agreement (“Agreement”) with Gotham, whereby Gotham will assume and undertake to pay substantially all Fund expenses, except investment advisory fees. Under the Agreement, Gotham is entitled to a fee, computed daily and payable monthly, equal to the lesser of (i) the annualized rate of 0.15% of the Fund’s average daily net assets, or (ii) the actual amount of Gotham’s payment obligation under the Agreement.
(3)	For Total Return (the “Fund”), Gotham is not entitled to receive an investment advisory fee on assets invested in investment companies advised or sub-advised by Gotham (each an “underlying fund” and collectively, the “underlying funds”), but is entitled to receive an investment advisory fee of 1.00% of the Fund’s average net assets invested in investments other than an underlying fund. Gotham does not receive an investment advisory fee from the Fund on assets invested in an underlying fund, but does receive an investment advisory fee from each underlying fund as investment adviser to such funds. The Fund does not currently expect to invest in assets other than underlying funds; however, to the extent it does, the Fund will pay an investment advisory fee on such assets.
For all Funds, except for Absolute Return, Enhanced Return, Index Plus and Enhanced S&P 500 Index, the Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of taxes, “Acquired Fund Fees and Expenses,” dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). For Absolute Return, Enhanced Return, Index Plus and Enhanced S&P 500 Index, the Adviser contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Fund’s “Other Expenses” (exclusive of taxes, dividend and interest expense on securities sold short, interest, extraordinary items, and brokerage commissions) do not exceed the percentages set forth in the table below (on an annual basis) of each Fund’s average daily net assets (the “Other Expense Limitation”). Both the Expense Limitation and the Other Expense Limitation will remain in place until the termination date set forth below, unless the Board approves its earlier termination. The table below reflects the Expense Limitation and Other Expense Limitation amounts, respectively, as a percentage of average daily net assets, in effect during the year ended September 30, 2023.
	Institutional Class	Investor Class	Termination Date
Absolute Return	0.00%	N/A	January 31, 2024
Enhanced Return	0.00%	N/A	January 31, 2024
Neutral	1.50%	N/A	January 31, 2024
Index Plus	0.15%	0.15%	January 31, 2024
Large Value	0.75%	N/A	January 31, 2024
Enhanced S&P 500 Index	0.00%	N/A	January 31, 2024
Hedged Core	0.85%	N/A	January 31, 2024
Defensive Long 500	1.35%	N/A	January 31, 2024
Total Return(1)	0.00%	N/A	January 31, 2024
Enhanced 500 Plus	1.15%	N/A	January 31, 2024
Short Strategies	1.35%	N/A	January 31, 2024

(1)	Per the Expense Limitation agreement for the Fund, the expenses subject to the expense limitation are also exclusive of management fees, if any.

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
For the year ended September 30, 2023, investment advisory fees accrued and waivers were as follows:
	Gross Advisory Fee	Waivers and/or Reimbursements	Net Advisory Fee/ (Reimbursement)
Absolute Return	$8,912,639	$(1,386,378)	$7,526,261
Enhanced Return	2,629,351	(568,504)	2,060,847
Neutral	1,012,617	(312,119)	700,498
Index Plus	3,539,646	(428,361)	3,111,285
Large Value	280,599	(170,383)	110,216
Enhanced S&P 500 Index	82,216	(24,665)	57,551
Hedged Core	47,273	—	47,273
Defensive Long 500	267,031	(147,358)	119,673
Total Return	—	(172,817)	(172,817)
Enhanced 500 Plus	34,363	(106,046)	(71,683)
Short Strategies	284,184	(185,185)	98,999
For all Funds, except for Absolute Return, Enhanced Return, Neutral, Large Value, Enhanced S&P 500 Index, Defensive Long 500 and Short Strategies, the Adviser is entitled to recover, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless a Fund’s expenses are below the Expense Limitation amount. As of September 30, 2023, the amounts of potential reimbursement from the Funds to the Adviser are as follows:
	Expiration
	09/30/2024	09/30/2025	09/30/2026	Total
Index Plus
Institutional Class	$391,665	$402,808	$417,473	$1,211,946
Investor Class	11,305	10,996	10,888	33,189
Hedged Core	42,614	—	—	42,614
Total Return	164,802	174,499	172,817	512,118
Enhanced 500 Plus	88,717	83,147	106,046	277,910
The Funds have not recorded a commitment or contingent liability at September 30, 2023.
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and has agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer agent fees in the Statements of Operations.
Pershing LLC provides prime brokerage services to the Funds under an Agreement for Prime Brokerage Services. Pershing LLC is a wholly owned subsidiary of The Bank of New York Mellon Corporation.

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.
The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Class shares of Index Plus, in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, Index Plus compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25%, on an annualized basis of the average daily net assets of Index Plus's Investor Class shares.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer, to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA") operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
Investment in Affiliated Funds
The following table lists each issuer owned by Enhanced Return, Index Plus and Total Return that may be deemed an "affiliated company" under the 1940 Act, as well as transactions that occurred in the security of such issuers during the year ended September 30, 2023:
Enhanced Return
Name of Issuer	Value at 09/30/22	Purchase Cost	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 09/30/23	Shares Held at 09/30/23	Dividend Income	Distributions of Realized Gains
Gotham 1000 Value ETF	$ —	$49,926,324	$10,659,465	$ 52,935	$1,586,082	$40,905,876	2,040,000	$ —	$—
Gotham Enhanced 500 ETF	47,269,200	10,512,135	23,292,383	2,113,883	6,049,245	42,652,080	1,800,000	627,012	—
Total	$47,269,200	$60,438,459	$33,951,848	$2,166,818	$7,635,327	$83,557,956		$627,012	$—
Index Plus
Name of Issuer	Value at 09/30/22	Purchase Cost	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 09/30/23	Shares Held at 09/30/23	Dividend Income	Distributions of Realized Gains
Gotham Enhanced 500 ETF	$187,310,113	$14,962,625	$25,496,431	$(1,400,069)	$39,313,007	$214,689,245	9,060,300	$2,484,613	$—

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Total Return
Name of Issuer	Value at 09/30/22	Purchase Cost	Sales Proceeds	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at 09/30/23	Shares Held at 09/30/23	Dividend Income	Distributions of Realized Gains
Gotham 1000 Value ETF	$ —	$5,751,204	$ 64,542	$ 3,031	$ 73,083	$ 5,762,776	287,393	$ —	$ —
Gotham Defensive Long 500 Fund	2,024,217	10,197	371,340	66,267	255,148	1,984,489	137,240	5,606	—
Gotham Enhanced 500 ETF	3,880,013	65,511	4,339,732	(161,215)	555,423	—	—	52,303	—
Gotham Enhanced S&P 500 Index Fund	2,914,470	305,059	405,446	(15,548)	371,313	3,169,848	212,741	25,159	220,457
Gotham Hedged Core Fund	2,986,038	242,036	504,922	(17,630)	207,954	2,913,476	277,210	21,965	220,072
Gotham Hedged Plus Fund*	2,009,924	83,618	2,249,649	273,803	(117,696)	—	—	5,279	78,340
Gotham Large Value Fund	3,888,512	329,186	853,921	(119,594)	410,235	3,654,418	264,621	42,815	268,830
Gotham Neutral Fund	2,137,820	50,627	436,558	18,254	227,869	1,998,012	170,916	—	—
Total	$19,840,994	$6,837,438	$9,226,110	$ 47,368	$1,983,329	$19,483,019		$153,127	$787,699

*	The Gotham Hedged Plus Fund was liquidated on January 18, 2023.
3. Investment in Securities
For the year ended September 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:
	Purchases	Sales
Absolute Return	$1,411,838,293	$1,446,893,200
Enhanced Return	433,920,148	492,277,905
Neutral	233,755,619	249,262,796
Index Plus	532,472,323	539,493,427
Large Value	70,736,609	83,854,752
Enhanced S&P 500 Index	26,863,059	24,790,052
Hedged Core	18,196,049	19,120,484
Defensive Long 500	38,752,377	41,409,002
Total Return	6,837,438	9,226,110
Enhanced 500 Plus	7,798,812	7,929,764
Short Strategies	121,182,387	123,826,683
For the year ended September 30, 2023, the Funds had no purchases and sales of U.S. Government securities.

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
4. Capital Share Transactions
For years ended September 30, 2023 and 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value
Absolute Return:
Institutional Class
Sales	8,477,602	$ 155,573,132	10,949,693	$ 192,086,741
Reinvestments	—	—	—	—
Redemption Fees*	—	447	—	823
Redemptions	(9,293,665)	(169,625,287)	(7,673,024)	(133,900,957)
Net increase/(decrease)	(816,063)	$ (14,051,708)	3,276,669	$ 58,186,607

Enhanced Return:
Institutional Class
Sales	3,547,437	$ 37,676,157	10,569,985	$ 115,902,873
Reinvestments	1,517,004	15,822,357	3,184,005	38,112,539
Redemption Fees*	—	24	—	758
Redemptions	(9,962,634)	(104,083,508)	(10,463,233)	(112,725,082)**
Net increase/(decrease)	(4,898,193)	$ (50,584,970)	3,290,757	$ 41,291,088

Neutral:
Institutional Class
Sales	890,177	$ 9,661,525	2,938,241	$ 30,297,126
Reinvestments	—	—	—	—
Redemption Fees*	—	—	—	31
Redemptions	(1,835,161)	(20,006,733)	(756,679)	(7,691,569)
Net increase/(decrease)	(944,984)	$ (10,345,208)	2,181,562	$ 22,605,588

Index Plus:
Institutional Class
Sales	3,228,802	$ 64,260,674	13,211,899	$ 273,193,554
Reinvestments	274,450	5,192,591	831,227	17,389,271
Redemption Fees*	—	295	—	2,863
Redemptions	(5,233,799)	(106,179,078)	(13,176,400)	(271,671,037)***
Net increase/(decrease)	(1,730,547)	$ (36,725,518)	866,726	$ 18,914,651

Investor Class
Sales	29,396	$ 591,271	42,017	$ 862,725
Reinvestments	10,495	197,825	31,565	659,395
Redemption Fees*	—	8	—	80
Redemptions	(79,384)	(1,601,694)	(101,311)	(2,055,309)
Net decrease	(39,493)	$ (812,590)	(27,729)	$ (533,109)

Total net increase/(decrease)	(1,770,040)	$ (37,538,108)	838,997	$ 18,381,542

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value

Large Value:
Institutional Class
Sales	223,208	$ 3,069,441	606,344	$ 9,012,020
Reinvestments	229,612	3,134,210	732,035	11,053,734
Redemption Fees*	—	—	—	1,095
Redemptions	(1,235,712)	(16,882,054)	(2,089,205)	(30,621,265)
Net decrease	(782,892)	$ (10,678,403)	(750,826)	$ (10,554,416)

Enhanced S&P 500 Index:
Institutional Class
Sales	349,659	$ 5,021,211	336,033	$ 5,191,520
Reinvestments	87,143	1,173,810	67,997	1,109,708
Redemption Fees*	—	135	—	2,096
Redemptions	(224,572)	(3,163,984)	(368,644)	(5,695,971)
Net increase	212,230	$ 3,031,172	35,386	$ 607,353

Hedged Core:
Institutional Class
Sales	194	$ 1,941	2,253	$ 25,000
Reinvestments	50,909	524,367	126,345	1,449,183
Redemption Fees*	—	—	—	—
Redemptions	(71,179)	(725,837)	(108,248)	(1,207,901)
Net increase/(decrease)	(20,076)	$ (199,529)	20,350	$ 266,282

Defensive Long 500:
Institutional Class
Sales	238,867	$ 3,246,406	285,507	$ 3,869,790
Reinvestments	3,676	51,435	12,400	169,751
Redemption Fees*	—	—	—	—
Redemptions	(456,322)	(6,516,288)	(1,672,365)	(22,701,667)
Net decrease	(213,779)	$ (3,218,447)	(1,374,458)	$ (18,662,126)

Total Return:
Institutional Class+
Sales	2,840	$ 33,377	10,948	$ 150,661
Reinvestments	149,698	1,746,981	73,145	977,942
Redemption Fees*	—	18	—	—
Redemptions	(122,476)	(1,416,920)	(416,450)	(5,341,329)
Converted from Investor Class Shares	92,912	1,089,202	—	—
Net increase/(decrease)	122,974	$ 1,452,658	(332,357)	$ (4,212,726)

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Value	Shares	Value

Investor Class+
Sales	954	$ 11,950	3,204	$ 42,781
Reinvestments	21,817	254,381	10,148	135,579
Redemption Fees*	—	1	—	—
Redemptions	(156,265)	(1,777,724)	(14,728)	(192,713)
Converted to Institutional Class Shares	(92,993)	(1,089,209)	—	—
Net decrease	(226,487)	$ (2,600,601)	(1,376)	$ (14,353)

Total net decrease	(103,513)	$ (1,147,943)	(333,733)	$ (4,227,079)

Enhanced 500 Plus:
Institutional Class
Sales	862	$ 9,500	1,122	$ 15,042
Reinvestments	39,432	436,510	30,393	411,225
Redemption Fees*	—	—	—	—
Redemptions	(18,556)	(205,705)	(14,723)	(199,198)
Net increase	21,738	$ 240,305	16,792	$ 227,069

Short Strategies:
Institutional Class
Sales	3,327,047	$ 27,711,384	3,149,440	$ 25,112,631
Reinvestments	—	—	6,165	37,179
Redemption Fees*	—	7,497	—	5,945
Redemptions	(3,100,145)	(25,317,259)	(1,336,766)	(10,971,913)
Net increase	226,902	$ 2,401,622	1,818,839	$ 14,183,842

+	Investor Class Shares were converted to Institutional Class Shares on January 30, 2023.
*	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by each Fund for the benefit of the remaining shareholders and recorded as paid-in capital.
**	Enhanced Return had a redemption in-kind on June 16, 2022, in the amount of $48,697,859. The redemption was comprised of securities and cash in the amount of $48,229,858 and $468,001, respectively.
***	Index Plus had a redemption in-kind on December 10, 2021, in the amount of $166,753,322. The redemption was comprised of securities and cash, in the amount of $165,957,903 and $795,419, respectively.
Significant Shareholders
As of September 30, 2023, the Funds below had shareholders that held 10% or more of the total outstanding shares of each respective Fund. Transactions by these shareholders may have a material impact on each respective Fund.
Neutral
Affiliated Fund	3%
Large Value
Affiliated Fund	11%

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Enhanced S&P 500 Index
Affiliated Fund	17%
Non-affiliated Shareholder	14%
Hedged Core
Affiliated Fund	44%
Non-affiliated Shareholder	49%
Defensive Long 500
Affiliated Fund	12%
Non-affiliated Shareholder	66%
Total Return
Affiliated Shareholders	16%
Non-affiliated Shareholder	67%
Enhanced 500 Plus
Non-affiliated Shareholder	96%
Short Strategies
Non-affiliated Shareholder	58%
5. Federal Tax Information
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. Permanent differences as of September 30, 2023, were primarily attributed to capitalized dividends on short sales, net operating loss write-off, non-deductible excise taxes paid, PFICs sold, redesignation of dividends paid and equalization utilized which were reclassified among the following accounts:
	Total Distributable Earnings	Paid-in-Capital
Absolute Return	$ 1,442,098	$(1,442,098)
Enhanced Return	763,777	(763,777)
Neutral	200,719	(200,719)
Index Plus	(1,032,943)	1,032,943
Large Value	(361,532)	361,532
Enhanced S&P 500 Index	(21,000)	21,000
Defensive Long 500	21,606	(21,606)
Total Return	590	(590)

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
The tax character of distributions paid by the Funds during the year ended September 30, 2023, were as follows:
	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Enhanced Return	$ —	$16,644,612	$—
Index Plus	—	7,844,713	—
Large Value	465,370	2,698,784	—
Enhanced S&P 500 Index	120,259	1,053,798	—
Hedged Core	59,308	465,059	—
Defensive Long 500	51,435	—	—
Total Return	110,266	1,897,607	—
Enhanced 500 Plus	18,308	418,202	—
The tax character of distributions paid by the Funds during the year ended September 30, 2022, were as follows:
	Ordinary Income Dividend	Long-Term Capital Gain Dividend	Return of Capital
Enhanced Return	$ —	$42,651,417	$—
Index Plus	—	25,931,353	—
Large Value	1,282,378	9,875,650	—
Enhanced S&P 500 Index	209,184	900,713	—
Hedged Core	107,412	1,341,771	—
Defensive Long 500	169,751	—	—
Total Return	707,783	621,629	—
Enhanced 500 Plus	18,462	392,763	—
Short Strategies	46,504	—	—
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Absolute Return	$ —	$ —	$18,082,554	$ 89,668,480	$(1,435,471)
Enhanced Return	—	—	17,953,240	45,998,170	(1,999,203)
Neutral	(71,107,034)	—	—	13,614,208	(317,812)
Index Plus	—	—	16,035,507	108,331,410	(2,012,178)
Large Value	—	213,176	2,379,773	1,554,262	—
Enhanced S&P 500 Index	—	218,226	203,508	1,629,118	—
Hedged Core	—	45,301	—	440,312	(42,919)
Defensive Long 500	(3,510,812)	—	—	5,067,274	(90,016)
Total Return	—	56,300	811,168	415,156	—
Enhanced 500 Plus	—	26,521	92,565	420,212	—
Short Strategies	(16,769,721)	11,061	—	1,372,140	—
The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. The temporary differences as of September 30, 2023, were primarily attributed to wash sales, capital loss carryforward not yet utilized, deferral of loss on unsettled short sale transactions, straddle losses outstanding and amortization of organizational costs. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

GOTHAM FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
As of September 30, 2023, the federal tax cost, aggregated gross unrealized appreciation and depreciation of securities held by the Funds were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Absolute Return	$574,749,687	$76,001,639	$ (58,267,180)	$17,734,459
Enhanced Return	164,641,971	22,813,506	(12,226,289)	10,587,217
Neutral	58,789,344	7,486,566	(5,625,526)	1,861,040
Index Plus	440,199,303	95,711,177	(103,015,015)	(7,303,838)
Large Value	30,939,125	3,603,510	(2,049,248)	1,554,262
Enhanced S&P 500 Index	16,311,552	2,804,216	(1,175,098)	1,629,118
Hedged Core	9,104,378	983,750	(901,509)	82,241
Defensive Long 500	14,977,206	2,371,643	(1,800,853)	570,790
Total Return	19,067,863	1,173,240	(758,084)	415,156
Enhanced 500 Plus	4,640,871	870,695	(483,742)	386,953
Short Strategies	16,959,050	2,650,388	(3,287,028)	(636,640)
Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30 or (ii) specified ordinary losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2023. For the year ended September 30, 2023, the Funds deferred to October 1, 2023 the following losses:
	Late-Year Ordinary Losses Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Absolute Return	$1,435,471	$ —	$—
Enhanced Return	1,999,203	—	—
Neutral	317,812	—	—
Index Plus	2,012,178	—	—
Hedged Core	—	42,919	—
Defensive Long 500	90,016	—	—
Accumulated capital losses represent net capital loss carryforwards as of September 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. For Short Strategies, the future use of available capital loss carryforwards may be subject to limitation under Internal Revenue Code Section 382. The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of September 30, 2023, the following Funds had total capital loss carryforwards in the following amounts:
Total Capital Loss Carryforward
Neutral	$71,107,034
Defensive Long 500	3,510,812
Short Strategies	16,769,721
For the year ended September 30, 2023, the following Funds utilized capital losses as follows:
Capital Losses Utilized
Absolute Return	$10,919,985
Neutral	2,733,569
Defensive Long 500	1,825,748

GOTHAM FUNDS
Notes to Financial Statements (Concluded)
September 30, 2023
6. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued, and has determined that there was the following subsequent event:
On July 25, 2023, the Board of Trustees approved a plan of reorganization of the Gotham Short Strategies Fund into Gotham Short Strategies ETF, a series of TIDAL ETF Trust, which occurred on November 3, 2023.
Management has evaluated and has determined there are no additional subsequent events.

GOTHAM FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and Shareholders of Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced S&P 500 Index Fund, Gotham Hedged Core Fund, Gotham Defensive Long 500 Fund, Gotham Total Return Fund, Gotham Enhanced 500 Plus Fund and Gotham Short Strategies Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds indicated in the table below (eleven of the funds constituting FundVantage Trust, hereafter collectively referred to as the "Funds") as of September 30, 2023, and the related statements of operations, changes in net assets, and cash flows for Gotham Hedged Core Fund and Gotham Enhanced 500 Plus Fund for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations, the changes in each of their net assets, the cash flows for Gotham Hedged Core Fund and Gotham Enhanced 500 Plus Fund, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Gotham Absolute Return Fund (1)
Gotham Enhanced Return Fund (1)
Gotham Neutral Fund (1)
Gotham Index Plus Fund (1)
Gotham Large Value Fund (1)
Gotham Enhanced S&P 500 Index Fund (1)
Gotham Hedged Core Fund (2)
Gotham Defensive Long 500 Fund (1)
Gotham Total Return Fund (1)
Gotham Enhanced 500 Plus Fund (2)
Gotham Short Strategies Fund (1)
(1) Statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023 and financial highlights for each of the five years in the period ended September 30, 2023.
(2) Statements of operations and cash flows for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023 and financial highlights for each of the five years in the period ended September 30, 2023.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our

GOTHAM FUNDS
Report of Independent Registered Public Accounting Firm (Concluded)
procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 29, 2023
We have served as the auditor of one or more investment companies in Gotham Asset Management LLC since 2011.

GOTHAM FUNDS
Shareholder Tax Information
(Unaudited)
Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2023. The information and distributions reported here in may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2022. During the fiscal year ended September 30, 2023 the following dividends and distributions were paid by each of the Funds:
	Ordinary Income	Long-Term Capital Gain
Enhanced Return	$ —	$16,644,612
Index Plus	—	7,844,713
Large Value	465,370	2,698,784
Enhanced S&P 500 Index	120,259	1,053,798
Hedged Core	59,308	465,059
Defensive Long 500	51,435	—
Total Return	110,266	1,897,607
Enhanced 500 Plus	18,308	418,202
Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes. Index Plus had $1,079,290 attributable to equalization utilized.
Where appropriate, all designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2023 were designated as “qualified dividend income”, as defined in the Act, and are subject to reduced tax rates:
Large Value	100.00%
Enhanced S&P 500 Index	100.00%
Hedged Core	100.00%
Defensive Long 500	100.00%
Total Return	94.75%
Enhanced 500 Plus	100.00%
The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:
Large Value	100.00%
Enhanced S&P 500 Index	100.00%
Hedged Core	100.00%
Defensive Long 500	100.00%
Total Return	93.42%
Enhanced 500 Plus	100.00%
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:
Large Value	0.49%
Defensive Long 500	0.28%
Total Return	2.89%
The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:
Hedged Core	100.00%

GOTHAM FUNDS
Shareholder Tax Information (Continued)
(Unaudited)
Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by a Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in a Fund.

GOTHAM FUNDS
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 974-6852 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. The Funds' portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
Report of Special Meeting of Shareholders
A Special Meeting of Shareholders of the Gotham Short Strategies Fund (the “Acquired Fund”), a series of FundVantage Trust, took place on October 13, 2023, to approve the proposed Agreement and Plan of Reorganization for the Acquired Fund, whereby the Gotham Short Strategies ETF (the “Acquiring Fund”), a newly-created series of Tidal ETF Trust, would acquire all the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund, which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).
All Acquired Fund’s shareholders of record at close of business on August 30, 2023 were entitled to vote. As of August 30, 2023, the Acquired Fund had 2,563,266 shares outstanding.
Of the 2,563,266 shares of the Acquired Fund present in-person or by proxy at the meeting on October 13, 2023: 1,393,423, or 100% voted in favor of the Reorganization (representing 54.4% of total outstanding shares), 0% voted against the Reorganization and 0% withheld from voting for the Reorganization. Accordingly, the Reorganization was approved.
Board Considerations with Respect to the Approval of the Continuation of the Investment Advisory Agreement with Gotham
At an in-person meeting held on June 20-21, 2023 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between the Gotham Asset Management, LLC (“Gotham” or the “Adviser”) and the Trust (the “Gotham Agreement”) on behalf of the Gotham Absolute Return Fund, Gotham Enhanced Return Fund, Gotham Neutral Fund, Gotham Total Return Fund, Gotham Index Plus Fund, Gotham Large Value Fund, Gotham Enhanced 500 Plus Fund, Gotham Hedged Core Fund, Gotham Defensive Long 500 Fund, Gotham Enhanced S&P 500 Index Fund and Gotham Short Strategies Fund (together the “Gotham Funds”). At the Meeting, the Board considered the continuation of the Gotham Agreement with respect to each Fund for an additional one year period.
In determining whether to approve the Agreement, the Trustees, including the Independent Trustees, considered information provided by Gotham in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Gotham 15(c) Response”) regarding (i) the services performed and to be performed by Gotham for the Gotham Funds, (ii) the composition and qualifications of Gotham’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Gotham Funds, (iv) investment performance, (v) the financial condition of Gotham, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Gotham Funds and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material effect on Gotham’s ability to service the Gotham Funds, and (x) compliance with the Gotham Funds’ investment objectives, policies

GOTHAM FUNDS
Other Information (Continued)
(Unaudited)
and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. In addition to the information in the Gotham 15(c) Response, the Trustees received additional information at Board meetings throughout the year covering matters such as the performance of each Gotham Fund compared against its Lipper Index and its benchmark; compliance with the Gotham Funds’ investment objectives, policies, strategy and limitations; the compliance of portfolio management personnel with applicable codes of ethics; and the adherence to pricing procedures as established by the Board.
The Board considered additional information provided by representatives from Gotham invited to participate in the Meeting regarding Gotham’s history, performance, investment strategy, and compliance program. Representatives of Gotham responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information as controlling, and different Trustees may have attributed different weights to various factors. After deliberating, the Trustees determined that the overall arrangement between the Gotham Funds and Gotham, as provided by the terms of the Gotham Agreement, including the advisory fees under the Gotham Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.
Based on the Gotham 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Gotham are appropriate and consistent with the terms of the Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Gotham Funds are likely to benefit from the provision of those services, (iv) Gotham has sufficient personnel, with the appropriate skills and experience, to serve the Gotham Funds effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Gotham Funds is likely to continue under the Agreement.
The Trustees considered the investment performance for the Gotham Funds (as applicable) and Gotham. The Trustees reviewed historical performance charts which showed the performance of the Gotham Funds as compared to their respective benchmark indices and Lipper categories for the year-to-date, one year, three year, five year, ten year and since inception periods ended March 31, 2023, as applicable. The Trustees considered the short-term and long-term performance of the Gotham Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year.
Gotham Absolute Return Fund. The Trustees noted that the Gotham Absolute Return Fund outperformed the HFRX Equity Hedge Index for the year-to-date, one year, three year, five year and ten year periods ended March 31, 2023. The Trustees further noted that the Gotham Absolute Return Fund outperformed the Lipper Absolute Return Funds Classification for the year-to-date, one year, three year, five year and ten year periods ended March 31, 2023.
Gotham Defensive Long 500 Fund. The Trustees noted that the Gotham Defensive Long 500 Fund outperformed the S&P 500 Total Return Index for the one year period ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, three year, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Defensive Long 500 Fund outperformed the Lipper Alternative Long/Short Equity Funds Classification for the year-to-date, one year, three year, five year and since inception periods ended March 31, 2023.
Gotham Enhanced 500 Plus Fund. The Trustees noted that the Gotham Enhanced 500 Plus Fund outperformed the S&P 500 Total Return Index for the one year period ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, three year, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Enhanced 500 Plus Fund outperformed the Alternative Long/Short Equity Funds Classification for the year-to-date, three year, five year and since inception periods and underperformed the Alternative Long/Short Equity Funds Classification for the one year period ended March 31, 2023.
Gotham Enhanced Return Fund. The Trustees noted that the Gotham Enhanced Return Fund outperformed the S&P 500 Total Return Index for the one year period ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, three year, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Enhanced Return Fund outperformed the Alternative Long/Short Equity Funds Classification for the year-to-date, three year, five year and since inception periods and underperformed the Alternative Long/Short Equity Funds Classification for the one year period ended March 31, 2023.

GOTHAM FUNDS
Other Information (Continued)
(Unaudited)
Gotham Enhanced S&P 500 Index Fund. The Trustees noted that the Gotham Enhanced S&P 500 Index Fund outperformed the S&P 500 Total Return Index for the one year and since inception periods ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, three year and five year periods ended March 31, 2023. The Trustees further noted that the Gotham Enhanced S&P 500 Index Fund outperformed the Lipper Large-Cap Core Funds Classification for the year-to-date, one year, three year, five year and since inception periods ended March 31, 2023.
Gotham Hedged Core Fund. The Trustees noted that the Gotham Hedged Core Fund outperformed the HXRF Equity Hedge Index for the year-to-date, three year, five year and since inception periods ended March 31, 2023 and underperformed the HXRF Equity Hedge Index for the one year period ended March 31, 2023. The Trustees further noted that the Gotham Hedged Core Fund outperformed the S&P 500 Total Return Index for the one year period ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, three year, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Hedged Core Fund outperformed the Lipper Alternative Long/Short Equity Funds Classification for the year-to-date, three year, five year and since inception periods ended March 31, 2023 and underperformed the Lipper Alternative Long/Short Equity Funds Classification for the one year period ended March 31, 2023.
Gotham Index Plus Fund. The Trustees noted that the Gotham Index Plus Fund outperformed the S&P 500 Total Return Index for the one year and three year periods ended March 31, 2023 and underperformed the S& P 500 Total Return Index for the year-to-date, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Index Plus Fund outperformed the Lipper Multi-Cap Core Funds Classification for the one year, three year, five year and since inception periods ended March 31, 2023 and underperformed the Lipper Multi-Cap Core Funds Classification for the year-to-date period ended March 31, 2023.
Gotham Large Value Fund. The Trustees noted that the Gotham Large Value Fund outperformed the S&P 500 Total Return Index for the one year and three periods ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Large Value Fund outperformed the Lipper Multi-Cap Value Funds Classification for the year-to-date, one year, five year and since inception periods ended March 31, 2023 and underperformed the Lipper Multi-Cap Value Funds Classification for the three year period ended March 31, 2023.
Gotham Neutral Fund. The Trustees noted that the Gotham Neutral Fund outperformed the ICE BofAML US 3-Month Treasury Bill Index for the one year, three year and since inception periods ended March 31, 2023 and underperformed the ICE BofAML US 3-Month Treasury Bill Index for the year-to-date and five year periods ended March 31, 2023. The Trustees further noted that the Gotham Neutral Fund outperformed the Lipper Alternative Equity Market Neutral Funds Classification for the one year period ended March 31, 2023 and underperformed the Lipper Alternative Equity Market Neutral Funds Classification for the year-to-date, three year, five year and since inception periods ended March 31, 2023.
Gotham Short Strategies Fund. The Trustees noted that the Gotham Short Strategies Fund outperformed the 50% Inverse of the S&P 500 Total Return Index for the one year, three year and five year periods ended March 31, 2023 and underperformed the 50% Inverse of the S&P 500 Total Return Index for the year-to-date and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Short Strategies Fund outperformed the S&P 500 Total Return Index for the one year period ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, three year, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Short Strategies Fund outperformed the Lipper Alternative Long/Short Equity Funds Classification for the one year period ended March 31, 2023 and underperformed the Lipper Alternative Long/Short Equity Funds Classification for the year-to-date, three year, five year and since inception periods ended March 31, 2023.
Gotham Total Return Fund. The Trustees noted that the Gotham Total Return Fund outperformed the HFRX Equity Hedge Index for the year-to-date, five year and since inception periods ended March 31, 2023 and underperformed the HFRX Equity Hedge Index for the one year and three year periods ended March 31, 2023. The Trustees further noted that the Gotham Total Return Fund outperformed the S&P 500 Total Return Index for the one year period ended March 31, 2023 and underperformed the S&P 500 Total Return Index for the year-to-date, three year, five year and since inception periods ended March 31, 2023. The Trustees further noted that the Gotham Total Return Fund outperformed the Lipper Alternative Long/Short Equity Funds Classification for the since inception

GOTHAM FUNDS
Other Information (Continued)
(Unaudited)
period ended March 31, 2023 and underperformed the Lipper Alternative Long/Short Equity Funds Classification for the year-to-date, one year, three year and five year periods ended March 31, 2023.
The Trustees concluded that the performance of each of the Gotham Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.
The Trustees also reviewed information regarding the fees Gotham charges to certain other clients and evaluated explanations provided by Gotham as to differences in fees charged to the Funds and other similarly managed accounts, where applicable.
The Trustees also reviewed a peer comparison of advisory fees and total expenses for each Gotham Fund versus those funds in the Fund’s applicable Lipper category (the “Peer Group”). The Trustees concluded that the advisory fees and services provided by Gotham are consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Funds as measured by the information provided by Gotham. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:
Gotham Absolute Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Absolute Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Absolute Return Fund’s Peer Group.
Gotham Defensive Long 500 Fund. The contractual advisory fee and net total expense ratio for the Gotham Defensive Long 500 Fund’s Institutional Class shares were higher and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Defensive Long 500 Fund’s Peer Group.
Gotham Enhanced 500 Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced 500 Plus Fund’s Institutional Class shares were lower than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced 500 Plus Fund’s Peer Group.
Gotham Enhanced Return Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced Return Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced Return Fund’s Peer Group.
Gotham Enhanced S&P 500 Index Fund. The contractual advisory fee and net total expense ratio for the Gotham Enhanced S&P 500 Index Fund’s Institutional Class shares were equal to and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Enhanced S&P 500 Index Fund’s Peer Group.
Gotham Hedged Core Fund. The contractual advisory fee and net total expense ratio for the Gotham Hedged Core Fund’s Institutional Class shares were lower than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Hedged Core Fund’s Peer Group.
Gotham Index Plus Fund. The contractual advisory fee and net total expense ratio for the Gotham Index Plus Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Index Plus Fund’s Peer Group.
Gotham Large Value Fund. The contractual advisory fee and net total expense ratio for the Gotham Large Value Fund’s Institutional Class shares were higher and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Large Value Fund’s Peer Group.
Gotham Neutral Fund. The contractual advisory fee and net total expense ratio for the Gotham Neutral Fund’s Institutional Class shares were higher than the median contractual advisory fee and net total expense ratio for those funds in the Gotham Neutral Fund’s Peer Group.

GOTHAM FUNDS
Other Information (Concluded)
(Unaudited)
Gotham Short Strategies Fund. The contractual advisory fee and net total expense ratio for the Gotham Short Strategies Fund’s Institutional Class shares were higher and lower than, respectively, the median contractual advisory fee and net total expense ratio for those funds in the Gotham Short Strategies Fund’s Peer Group.
Gotham Total Return Fund. The Trustees noted that the Gotham Total Return Fund is a “fund of funds,” and that there is no advisory fee in respect of assets invested in other funds advised by Gotham. The Trustees noted that the Gotham Total Return Fund does not collect an advisory fee because it invests only in other series of the Trust advised by Gotham.
The Trustees also discussed the limitations of the comparative expense information provided with respect to each Gotham Fund’s Peer Group, given the potential varying nature, extent and quality of the services provided by the advisors of other portfolios included in each of the Peer Groups. Based upon their review, the Trustees concluded that the respective advisory fees for the Gotham Funds were reasonable in light of the high quality of services received by the Funds from Gotham.
The Trustees considered the services provided by or to be provided by Gotham to the Gotham Funds. The Trustees considered Gotham’s personnel and the depth of Gotham’s personnel who provide investment management services to the Gotham Funds and their experience. The Trustees considered the costs of the services provided by Gotham, the compensation and benefits received by Gotham in providing services to the Gotham Funds, its profitability and certain additional information related to Gotham’s financial condition. In addition, the Trustees considered any direct or indirect revenues received by affiliates of Gotham.
The Trustees considered the extent to which economies of scale may be realized relative to the fee levels as the Funds grow, and whether the advisory fee levels reflect those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Funds increase because fixed expenses will be spread across a larger asset base. The Trustees also noted that the Funds' advisory fees do not include "breakpoint" reductions in the advisory fee rates at specific asset levels but that Gotham has contractually agreed to waive fees and/or reimburse certain expenses of the Funds for the benefit of shareholders.
After consideration of all the factors, taking into consideration the information presented at the Board Meeting, the entire Board, including the Independent Trustees, unanimously approved the continuation of the Gotham Agreement for an additional one-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

GOTHAM FUNDS
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site www.gothamfunds.com.
If you have questions or comments about our privacy practices, please call us at (877) 974-6852.

GOTHAM FUNDS
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (877) 974-6852.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	34	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).

GOTHAM FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	34	Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	34	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).

GOTHAM FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	34	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	34	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).

GOTHAM FUNDS
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.

Investment Adviser
Gotham Asset Management, LLC
825 Third Avenue, 17th Floor
New York, NY 10022
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
GOTI-0923

Polen Opportunistic High Yield Fund (formerly, Polen DDJ Opportunistic High Yield Fund)
of
FundVantage Trust
Institutional Class (formerly, Class I)
Investor Class (formerly, Class II)
Class Y (formerly, Institutional Class)
ANNUAL REPORT
September 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Letter to Shareholders – Message from Portfolio Managers David Breazzano, John Sherman, and Ben Santonelli: Covering – October 1, 2022, through September 30, 2023.
Entering the fourth quarter of 2022, many investors believed that tighter monetary policy would lead to a recession in the U.S. in 2023. However, expectations shifted as the economy remained resilient, with an economic soft landing now viewed as likely by many market participants. During the period, the U.S Federal Reserve (the "Fed") continued to increase short term interest rates to combat inflation, which remains elevated though it has declined over the past year. Further, the relatively strong economy and stubborn inflation have caused longer-term interest rates to rise as investors factored in the likelihood of a ‘higher for longer’ interest rate environment.
The improving outlook for the economy helped drive strong performance in the high yield bond and bank loan markets over the twelve-month period ending September 30, 2023. In addition, relatively healthy issuer fundamentals and a favorable maturity profile helped to keep defaults below historical averages, further contributing to the rally in both asset classes. Within the high yield market, rising interest rates were a headwind that disproportionately impacted higher-rated credits, which tend to be more sensitive to interest rate moves. As a result, higher-rated bonds underperformed their lower-rated peers during the period. Not surprisingly, bank loans, which are less exposed to rising rates given the floating rate nature of their coupons, outperformed high yield bonds during the period.
For the fiscal year ended September 30, 2023, the Polen Opportunistic High Yield Fund’s (the “Fund”) institutional share class returned 9.97% net of fees versus the ICE BofA U.S. High Yield Index, which returned 10.19%. Since inception on July 16, 2015 to September 30, 2023, the Fund’s institutional share class returned 3.84% net of fees versus 3.98% for the ICE BofA U.S. High Yield Index. Turning our attention to the Fund's performance, during the twelve months ending September 30, 2023, the Fund slightly underperformed its benchmark, the ICE BofA U.S. High Yield Index. Given the increase in U.S. Treasury yields during the period, the Fund’s structurally shorter duration relative to the benchmark contributed to relative performance, as the price of higher duration instruments is negatively impacted by rising interest rates to a greater extent than shorter duration instruments, all else being equal. The Fund’s duration positioning is due in large part to the Fund’s strategic allocation to bank loans, which are generally floating rate in nature and thus have a lower duration than fixed rate high yield bonds. Furthermore, the Fund’s income advantage relative to the benchmark, a characteristic that the Fund will typically exhibit as a result of its higher-than-average coupon, also contributed to relative returns during the period.
The Fund’s allocation effect by credit quality detracted from returns relative to the benchmark. Specifically, the Fund’s underweight to B+ rated credits and overweight to CCC+ rated credits were the primary drivers of the negative quality allocation effect. The Fund’s security selection effect by credit quality was also negative as the Fund’s holdings across the CCC-rated spectrum underperformed those of the benchmark. These negative effects were partially offset by the positive security selection effect produced by the Fund’s B-rated holdings, which outperformed those of the benchmark.
From a sector perspective, the Fund’s underweight to the Telecommunications sector and overweight to the Capital Goods and Basic Industry sectors contributed to relative returns. Conversely, sector security selection detracted from relative returns, driven primarily by negative security selection in the Healthcare and Leisure sectors. Such negative effects were partially offset by positive security selection in the Capital Goods and Services sectors.
The lack of significant maturities facing the leveraged credit market has been a positive factor supporting the strong performance over the past year. Primary market activity in 2023 has increased relative to last year. As a result, since the start of the year, the percentage of high yield bonds and leveraged loans maturing through the end of 2025 has been halved due to refinancing activity. That said, much of the new issue refinancing activity to date has been among higher-rated credits, leaving lower-rated credits with a disproportionate percentage of debt maturing over the next two years.
Nonetheless, the relatively strong fundamental health of the high yield bond market has aided issuers seeking to refinance their debt, albeit at much higher rates. Many of these issuers locked in fixed rate coupons on their existing bonds before the Fed’s rate hiking cycle began. However, the higher coupon payments on newly-issued high yield bonds could pressure the cash flow profile of certain companies. Issuers of floating rate leveraged loans are already grappling with higher interest costs. With inflation above that of the Fed’s preferred 2% target, we believe that it is likely that rates and floating coupons will remain higher for longer. Therefore, issuers would be well advised to de-lever their balance sheets, an action which we have started to observe.
While default rates rose during the period, high yield bond and bank loan default rates remain below long-term averages. Although we expect defaults to continue to increase, most estimates predict average conditions in the coming quarters. At Polen
1

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Annual Investment Adviser’s Report (Concluded)
September 30, 2023
(Unaudited)
Capital, we are cautiously optimistic that default rates, particularly for high yield bonds, will not rise to levels experienced during past downturns should the economy fall into a recession. In the aggregate, we believe that the fundamental health of the high yield bond market is better than has typically been the case in instances where the economy has begun to slow. In addition, the maturity profile of the market is still favorable, although certain issuers will have to continue to address their upcoming maturities.
Although each credit cycle is different, it is often the case that an exogenous factor spurs the end of the cycle. We continue to see the risk of an exogenous factor influencing this credit cycle. Renewed angst about the banking sector or an increase in default activity among Commercial Real Estate borrowers could be the exogenous factor that causes spillover effects into corporate debt markets. Further, growing domestic and geopolitical angst could also weigh on investor sentiment.
Despite the uncertain environment, we still maintain a constructive view of the market. Although we anticipate defaults to increase as the maturity schedule shifts, we believe that current yield levels are very attractive and more than compensate investors for the increased risk. In addition, aggregate leveraged credit market fundamentals remain healthy. However, careful credit selection remains paramount. We continue to identify attractive opportunities amongst issuers across each segment of the leveraged credit market. Accordingly, we view the current environment as favorable for an active manager like Polen Capital to potentially generate significant alpha for the Fund.
2

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 Investment in Polen Opportunistic High Yield Fund Institutional Class Shares vs
ICE BofA U.S. High Yield Index
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class	9.97%	2.77%	1.69%	3.84% *
ICE BofA U.S. High Yield Index	10.19%	1.82%	2.80%	3.98% **

*	The Polen Opportunistic High Yield Fund (the "Fund") Institutional Class commenced operations on July 16, 2015.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of the Polen DDJ Opportunistic High Yield Fund (the "Predecessor Fund"), a series of ALPS Series Trust, on July 24, 2023. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 24, 2023, reflect the performance of the Predecessor Fund.
3

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Annual Report
Performance Data (Continued)
September 30, 2023
(Unaudited)
Comparison of Change in Value of $10,000 Investment in Polen Opportunistic High Yield Fund Investor Class Shares vs
ICE BofA U.S. High Yield Index
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Investor Class	9.47%	2.43%	1.33%	3.48% *
ICE BofA U.S. High Yield Index	10.19%	1.82%	2.80%	3.98% **

*	The Polen Opportunistic High Yield Fund (the "Fund") Investor Class commenced operations on July 16, 2015.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of the Polen DDJ Opportunistic High Yield Fund (the "Predecessor Fund"), a series of ALPS Series Trust, on July 24, 2023. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 24, 2023, reflect the performance of the Predecessor Fund.
4

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Annual Report
Performance Data (Continued)
September 30, 2023
(Unaudited)
Comparison of Change in Value of $1,000,000 Investment in Polen Opportunistic High Yield Fund Class Y Shares vs
ICE BofA U.S. High Yield Index
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Class Y	9.90%	2.79%	1.68%	3.82% *
ICE BofA U.S. High Yield Index	10.19%	1.82%	2.80%	3.98% **

*	The Polen Opportunistic High Yield Fund (the "Fund") Class Y commenced operations on July 16, 2015.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of the Polen DDJ Opportunistic High Yield Fund (the "Predecessor Fund"), a series of ALPS Series Trust, on July 24, 2023. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the periods prior to July 24, 2023, reflect the performance of the Predecessor Fund.
The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated July 24, 2023, as revised on November 22, 2023, are 0.91% and 0.89%, respectively, for the Institutional Class shares, 1.16% and 1.14%, respectively, for the Investor Class shares and 0.81% and 0.79%, respectively, for the Class Y shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the "Trust"), interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.89% (on an annual basis) with respect to Institutional Class shares and Investor Class shares and 0.79% with respect to Class Y shares' average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2024 unless the Board of Trustees ("Board of Trustees") of the Trust approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits
5

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Annual Report
Performance Data (Concluded)
September 30, 2023
(Unaudited)
described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.
The Fund evaluates its performance as compared to that of the ICE BofA U.S. High Yield Index, maintained by ICE BofA and comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Indexes are unmanaged and it is not possible to invest directly in an index.
The Fund intends to invest its assets primarily in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies, but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.
Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.
Mutual fund investing involves risk, including possible loss of principal. It is possible to lose money on an investment in the Fund. Fixed-income investments are subject to interest rate risk; as interest rates rise, their value will decline. Lower-rated securities are subject to additional credit and default risks. Investments in bank loans, which are made by banks or other financial intermediaries to borrowers, will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Trading in Rule 144A securities may be less active than trading in publicly traded securities. Investments with low trading volumes may be difficult to sell at quoted market prices.
6

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
These examples are based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2023 through September 30, 2023 and held for the entire period.
Actual Expenses
The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Polen Opportunistic High Yield Fund
Institutional Class
Actual	$1,000.00	$1,048.60	0.89%	$4.57
Hypothetical (5% return before expenses)	1,000.00	1,020.61	0.89%	4.51
Investor Class
Actual	$1,000.00	$1,047.00	1.14%	$5.85
Hypothetical (5% return before expenses)	1,000.00	1,019.35	1.14%	5.77
Class Y
Actual	$1,000.00	$1,049.00	0.79%	$4.06
Hypothetical (5% return before expenses)	1,000.00	1,021.11	0.79%	4.00

*	Expenses are equal to an annualized expense ratio for the six-month period ended September 30, 2023 of 0.89% for Institutional Class,1.14% for Investor Class and 0.79% for Class Y, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Fund's ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 4.86%, 4.70% and 4.90% for Institutional Class, Investor Class and Class Y, respectively.
7

Polen Opportunistic High Yield Fund
(formerly, Polen DDJ Opportunistic High Yield Fund)
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by industry of the portfolio holdings of the Fund:
	% of Net Assets	Value
CORPORATE BONDS:
Materials	12.9%	$ 37,437,390
Industrial Products	9.5	27,365,145
Insurance	8.0	23,029,953
Consumer Discretionary Products	7.3	21,203,361
Health Care	6.3	18,134,025
Financial Services	3.3	9,623,320
Media	3.2	9,347,737
Software & Technology Services	2.4	6,954,188
Retail & Wholesale - Discretionary	1.4	4,071,009
Consumer Staple Products	1.3	3,830,731
Oil & Gas	1.0	2,724,722
Technology Hardware & Semiconductors	0.9	2,574,295
Consumer Discretionary Services	0.7	2,104,897
Industrial Services	0.7	1,962,860
SENIOR LOANS:
Media	6.4	18,599,686
Health Care	6.1	17,577,269
Software & Technology Services	4.4	12,615,284
Industrial Services	3.6	10,507,341
Retail & Wholesale - Discretionary	3.0	8,616,987
Insurance	2.8	8,173,339
Materials	2.6	7,548,460
Consumer Discretionary Services	2.4	6,934,111
Industrial Products	2.0	5,801,910
Consumer Staple Products	2.0	5,743,391
Technology Hardware & Semiconductors	1.3	3,704,809
Consumer Discretionary Products	1.0	2,943,273
Telecommunications	0.3	974,650
Retail & Wholesale - Staples	0.3	922,786
Financial Services	0.3	878,605
COMMON STOCKS:
Materials	0.2	684,941
Industrial Products	0.2	505,304
Retail & Wholesale - Discretionary	0.1	214,238
Software & Technology Services	0.0	29,040
WARRANTS:
Consumer Discretionary Services	0.0	—
Industrial Products	0.0	—
Other Assets in Excess of Liabilities	2.1	6,120,073
NET ASSETS	100.0%	$289,459,130

Portfolio holdings are subject to change at any time.
See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System ("BICS").
The accompanying notes are an integral part of the financial statements.
8

POLEN OPPORTUNISTIC HIGH YIELD FUND (formerly, Polen DDJ Opportunistic High Yield Fund)
Portfolio of Investments
September 30, 2023
	Par Value	Value
CORPORATE BONDS† — 58.9%
Consumer Discretionary Products — 7.3%
CD&R Smokey Buyer, Inc., 6.75%, 7/15/25(a)	$ 2,040,000	$ 1,968,284
Dornoch Debt Merger Sub, Inc., 6.625%, 10/15/29(a)	6,930,000	5,738,564
Ford Motor Co., 9.625%, 4/22/30	5,000,000	5,716,695
Ford Motor Co., 7.45%, 7/16/31	4,180,000	4,341,223
Real Hero Merger Sub 2, Inc., 6.25%, 2/1/29(a)	4,450,000	3,438,595
		21,203,361
Consumer Discretionary Services — 0.7%
Boyd Gaming Corp., 4.75%, 6/15/31(a)	2,470,000	2,104,897
Consumer Staple Products — 1.3%
B&G Foods, Inc., 5.25%, 4/1/25	3,900,000	3,830,731
Financial Services — 3.3%
NFP Corp., 6.875%, 8/15/28(a)	9,500,000	8,169,583
NFP Corp., 8.50%, 10/1/31(a)	1,450,000	1,453,737
		9,623,320
Health Care — 6.3%
Cano Health, LLC, 6.25%, 10/1/28(a)	7,030,000	3,122,724
Option Care Health, Inc., 4.375%, 10/31/29(a)	2,490,000	2,153,663
Surgery Center Holdings, Inc., 6.75%, 7/1/25(a)	1,023,000	1,016,407
Surgery Center Holdings, Inc., 10.00%, 4/15/27(a)	3,686,000	3,731,061
Tenet Healthcare Corp., 6.125%, 10/1/28	7,490,000	7,038,203
Tenet Healthcare Corp., 6.75%, 5/15/31(a)	1,110,000	1,071,967
		18,134,025
Industrial Products — 9.5%
Chart Industries, Inc., 7.50%, 1/1/30(a)	3,010,000	3,030,100
Chart Industries, Inc., 9.50%, 1/1/31(a)	4,150,000	4,414,691
Madison IAQ, LLC, 5.875%, 6/30/29(a)	5,310,000	4,282,247
Material Sciences Corp., 12.79%, 7/9/26(b)(c)(d)	95,626	95,033
Titan Acquisition Ltd., 7.75%, 4/15/26(a)	8,751,000	8,587,138
TransDigm, Inc., 6.25%, 3/15/26(a)	2,880,000	2,840,719
TransDigm, Inc., 6.75%, 8/15/28(a)	1,460,000	1,439,253
	Par Value	Value
CORPORATE BONDS — (Continued)
Industrial Products — (Continued)
TransDigm, Inc., 4.875%, 5/1/29	$1,660,000	$ 1,460,671
TransDigm, Inc., 6.875%, 12/15/30(a)	1,240,000	1,215,293
		27,365,145
Industrial Services — 0.7%
IEA Energy Services, LLC, 6.625%, 8/15/29(a)	2,000,000	1,962,860
Insurance — 8.0%
AssuredPartners, Inc., 7.00%, 8/15/25(a)	7,350,000	7,278,913
GTCR AP Finance, Inc., 8.00%, 5/15/27(a)	2,080,000	2,046,508
HUB International Ltd., 7.00%, 5/1/26(a)	11,610,000	11,596,817
Jones Deslauriers Insurance Management, Inc., 8.50%, 3/15/30(a)	2,090,000	2,107,715
		23,029,953
Materials — 12.9%
AmeriTex HoldCo Intermediate, LLC, 10.25%, 10/15/28(a)	1,350,000	1,336,500
Baffinland Iron Mines Corp., 8.75%, 7/15/26(a)	10,350,000	10,103,091
Century Aluminum Co., 7.50%, 4/1/28(a)	12,415,000	11,792,249
Intelligent Packaging Ltd. Finco, Inc., 6.00%, 9/15/28(a)	1,430,000	1,253,448
LABL, Inc., 6.75%, 7/15/26(a)	1,820,000	1,765,628
Northwest Acquisitions ULC, 7.125%, 11/1/22(a)(c)(e)	1,650,000	2,145
Oscar AcquisitionCo., LLC, 9.50%, 4/15/30(a)	6,670,000	6,161,579
Specialty Steel Holdings, Inc., 15.39%, 11/15/26(b)(c)	210,000	210,000
Trident TPI Holdings, Inc., 12.75%, 12/31/28(a)	4,600,000	4,812,750
		37,437,390
Media — 3.2%
Arches Buyer, Inc., 6.125%, 12/1/28(a)	2,830,000	2,300,607
Clear Channel Outdoor Holdings, Inc., 9.00%, 9/15/28(a)	1,840,000	1,824,213
Radiate Holdco, LLC, 6.50%, 9/15/28(a)	2,520,000	1,326,805
Scripps Escrow II, Inc., 5.375%, 1/15/31(a)	1,490,000	917,281

The accompanying notes are an integral part of the financial statements.
9

POLEN OPPORTUNISTIC HIGH YIELD FUND (formerly, Polen DDJ Opportunistic High Yield Fund)
Portfolio of Investments (Continued)
September 30, 2023
	Par Value	Value
CORPORATE BONDS — (Continued)
Media — (Continued)
Scripps Escrow, Inc., 5.875%, 7/15/27(a)	$1,340,000	$ 992,779
Sterling Entertainment Enterprises, LLC, 10.25%, 1/15/25(b)(c)(d)	100,000	95,250
Uber Technologies, Inc., 4.50%, 8/15/29(a)	2,110,000	1,890,802
		9,347,737
Oil & Gas — 1.0%
Forum Energy Technologies, Inc., 9.00%, 8/4/25	1,682,042	1,667,544
Teine Energy Ltd., 6.875%, 4/15/29(a)	1,150,000	1,057,178
		2,724,722
Retail & Wholesale - Discretionary — 1.4%
High Ridge Brands Escrow, 8.875%, 3/15/25(b)(c)	125,000	12
SRS Distribution, Inc., 6.00%, 12/1/29(a)	4,840,000	4,070,997
		4,071,009
Software & Technology Services — 2.4%
GTCR W-2 Merger Sub, LLC, 7.50%, 1/15/31(a)	660,000	663,317
Presidio Holdings, Inc., 8.25%, 2/1/28(a)	4,780,000	4,573,039
Twilio, Inc., 3.875%, 3/15/31	2,110,000	1,717,832
		6,954,188
Technology Hardware & Semiconductors — 0.9%
Viasat, Inc., 6.50%, 7/15/28(a)	3,710,000	2,574,295
TOTAL CORPORATE BONDS (Cost $183,862,664)		170,363,633
SENIOR LOANS†(f) — 38.5%
Consumer Discretionary Products — 1.0%
DexKo Global, Inc., 2023 Incremental Term Loans, 10/4/28(g)	780,000	771,876
Truck Hero, Inc., Initial Term Loan, 9.181% (SOFR +386 bps), 1/31/28(g)	2,264,194	2,171,397
		2,943,273
	Par Value	Value
SENIOR LOANS — (Continued)
Consumer Discretionary Services — 2.4%
Kuehg Corp., Initial Term Loan, 10.39% (SOFR +500 bps), 6/12/30	$2,690,000	$ 2,698,823
Learning Care Group U.S. No.2, Inc., Initial Term Loans, 10.117% - 10.171% (SOFR +475 bps), 8/11/28(g)	4,230,000	4,235,288
		6,934,111
Consumer Staple Products — 2.0%
Kronos Acquisition Holdings, Inc., Tranche B-1 Term Loan, 12/22/26(g)	4,538,333	4,524,446
VC GB Holdings I Corp., Second Lien Initial Term Loan, 12.402% (SOFR +701 bps), 7/23/29	1,330,000	1,218,945
		5,743,391
Financial Services — 0.3%
Nexus Buyer, LLC, Second Lien Term Loan, 11.666% (SOFR +635 bps), 11/5/29	920,000	878,605
Health Care — 6.1%
Aveanna Healthcare, LLC, Initial Term Loan, 12.572% (SOFR +715 bps), 12/10/29	4,000,000	2,640,000
EyeCare Partners, LLC, First Lien Amendment No. 2 Term Loans, 9.916% (SOFR +460 bps), 11/15/28	1,280,325	906,899
EyeCare Partners, LLC, Second Lien Initial Term Loan, 12.181% (SOFR +686 bps), 11/15/29	3,430,000	1,847,055
Medical Solutions Holdings, Inc., 12.522% (SOFR +710 bps), 11/1/29	1,770,000	1,597,425
Packaging Coordinators Midco, Inc., First Lien Term B Loan, 9.152% (SOFR +376 bps), 11/30/27	4,386,260	4,374,263
SM Wellness Holdings, Inc., Second Lien Initial Term Loan, 13.495% (SOFR +800 bps), 4/16/29(c)	1,030,000	849,750
Surgery Center Holdings, Inc., 2021 New Term Loan, 9.189% (SOFR +386 bps), 8/31/26	5,350,000	5,361,877
		17,577,269

The accompanying notes are an integral part of the financial statements.
10

POLEN OPPORTUNISTIC HIGH YIELD FUND (formerly, Polen DDJ Opportunistic High Yield Fund)
Portfolio of Investments (Continued)
September 30, 2023
	Par Value	Value
SENIOR LOANS — (Continued)
Industrial Products — 2.0%
Engineered Machinery Holdings, Inc., Incremental USD 1st Lien Term Loan, 9.152% (SOFR +376 bps), 5/19/28	$ 837,868	$ 834,575
Engineered Machinery Holdings, Inc., Second Lien Amendment No 3 Incremental Term Loan, 11.652% (SOFR +626 bps), 5/21/29	2,295,812	2,255,635
Engineered Machinery Holdings, Inc., Second Lien Incremental Amendment No 2 Term Loan, 12.152% (SOFR +650 bps), 5/21/29	2,760,000	2,711,700
		5,801,910
Industrial Services — 3.6%
Ankura Consulting Group, LLC, Second Lien Closing Date Term Loan, 13.613% (SOFR +800 bps), 3/19/29	650,000	572,409
CHG Healthcare Services, Inc., 2023 Incremental Term Loans, 9/29/28(g)	1,670,000	1,671,044
Infinite Bidco, LLC, Second Lien Initial Term Loan, 12.431% (SOFR +700 bps), 3/2/29	4,245,740	3,743,321
KKR Apple Bidco, LLC, First Lien Amendment No. 1 Term Loan, 9.316% (SOFR +400 bps), 9/22/28	1,781,028	1,781,767
LaserShip, Inc., Second Lien Initial Loan, 13.396% (SOFR +793 bps), 5/7/29	3,280,000	2,738,800
		10,507,341
Insurance — 2.8%
Asurion, LLC, New B-11 Term Loan, 9.666% (SOFR +435 bps), 8/21/28	2,823,566	2,748,035
	Par Value	Value
SENIOR LOANS — (Continued)
Insurance — (Continued)
Asurion, LLC, New B-4 Term Loan, 10.681% (SOFR +536 bps), 1/20/29	$4,210,000	$ 3,749,889
Jones Deslauriers Insurance Management, Inc., 2023 Refinancing Term Loan, 3/15/30(g)	1,665,000	1,675,415
		8,173,339
Materials — 2.6%
Arctic Canadian Diamond Company Ltd., Second Lien Term Loan, 10.00%, 12/31/27(b)(c)(d)	370,501	370,500
Aruba Investments Holdings, LLC, First Lien Initial Dollar Term Loan, 9.416% (SOFR +410 bps), 11/24/27(g)	977,506	961,622
Aruba Investments Holdings, LLC, Second Lien Initial Term Loan, 13.166% (SOFR +785 bps), 11/24/28	3,450,000	3,260,250
CP Iris Holdco I, Inc., Initial Term Loan, 12.416% (SOFR +710 bps), 10/1/29(c)	1,720,000	1,496,400
SCIH Salt Holdings, Inc., First Lien Incremental Term B-1 Loan, 9.631% (SOFR +426 bps), 3/16/27(g)	1,466,302	1,459,688
		7,548,460
Media — 6.4%
ABG Intermediate Holdings 2, LLC, Initial Term Loan, 11.416% (SOFR +610 bps), 12/20/29	324,000	327,240
Auction.com, LLC, Term Loan, 11.318% (SOFR +600 bps), 5/26/28	5,451,082	5,246,666
Clear Channel Outdoor Holdings, Inc., Term B Loan, 9.131% (SOFR +376 bps), 8/21/26(g)	5,266,399	5,127,050
MH Sub I, LLC, 2023 May New Term Loans, 9.578% (SOFR +425 bps), 5/3/28	2,970,000	2,878,346
MH Sub I, LLC, Second Lien Term Loan, 11.566% (SOFR +625 bps), 2/23/29	5,630,000	5,020,384
		18,599,686

The accompanying notes are an integral part of the financial statements.
11

POLEN OPPORTUNISTIC HIGH YIELD FUND (formerly, Polen DDJ Opportunistic High Yield Fund)
Portfolio of Investments (Continued)
September 30, 2023
	Par Value	Value
SENIOR LOANS — (Continued)
Retail & Wholesale - Discretionary — 3.0%
CNT Holdings I Corp., Second Lien Initial Term Loan, 12.05% (SOFR +675 bps), 11/6/28	$8,624,188	$ 8,616,987
Retail & Wholesale - Staples — 0.3%
Quirch Foods Holdings, LLC, Term Loan, 10.449% (SOFR +501 bps), 10/27/27	925,243	922,786
Software & Technology Services — 4.4%
AthenaHealth Group, Inc., Initial Term Loan, 8.568% (SOFR +325 bps), 2/15/29	2,652,103	2,609,842
Cloudera, Inc., Second Lien Term Loan, 11.416% (SOFR +610 bps), 10/8/29	860,000	819,868
Mitchell International, Inc., Initial Term Loan-Second Lien, 11.931% (SOFR +661 bps), 10/15/29	1,650,000	1,524,451
Skopima Consilio, Second Lien Initial Term Loan, 12.931% (SOFR +750 bps), 4/30/29	2,050,000	1,886,000
UKG, Inc., First Lien 2021-2 Incremental Term Loan, 5/4/26(g)	2,014,873	2,011,438
UKG, Inc., Second Lien 2021 Incremental Term Loan, 10.764% (SOFR +535 bps), 5/3/27	3,760,000	3,763,685
		12,615,284
Technology Hardware & Semiconductors — 1.3%
Altar Bidco, Inc., Second Lien Initial Term Loan, 11.033% (SOFR +560 bps), 2/1/30	3,794,939	3,704,809
Telecommunications — 0.3%
Xplornet Communications, Inc., Initial Term Loan- Second Lien, 12.505% (SOFR +711 bps), 10/1/29	1,930,000	974,650
TOTAL SENIOR LOANS (Cost $117,604,693)		111,541,901
Number of Shares
COMMON STOCKS† — 0.5%
Industrial Products — 0.2%
Utex Industries, Inc.(b)(c)(d)*	7,506	505,304
	Number of Shares	Value
COMMON STOCKS — (Continued)
Materials — 0.2%
Arctic Canadian Diamond Co. Ltd.(b)(c)(d)*	541	$ 226,679
Burgundy Diamond Mines Ltd.(c)*	983,076	113,771
Real Alloy Holding, Inc.(b)(c)(d)	3	205,693
Specialty Steel Holdings, Inc.(b)(c)	1	138,798
		684,941
Retail & Wholesale - Discretionary — 0.1%
ATD New Holdings, Inc.(b)(c)*	2,940	214,238
Software & Technology Services — 0.0%
Skillsoft Corp.*	32,762	29,040
TOTAL COMMON STOCKS (Cost $1,139,196)		1,433,523
	Par Value
WARRANTS † — 0.0%
Consumer Discretionary Services — 0.0%
CWT Travel Holdings, Inc., Strike Price: $57.00, 11/19/2026(b)(c)*	$ 3,371	—
CWT Travel Holdings, Inc., Strike Price: $67.69, 11/19/2028(b)(c)*	3,548	—
Industrial Products — 0.0%
Utex Industries Holdings, LLC, Strike Price: $114.76, 12/3/2025(b)(c)(d)*	1,150	—
TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS - 97.9% (Cost $302,606,553)		283,339,057
OTHER ASSETS IN EXCESS OF LIABILITIES - 2.1%		6,120,073
NET ASSETS - 100.0%		$ 289,459,130

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At September 30, 2023, these securities amounted to $144,190,439 or 49.81% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b)	Security is fair valued by the Adviser in accordance with the policies established by the Board of Trustees.
(c)	Security is deemed illiquid at September 30, 2023.

The accompanying notes are an integral part of the financial statements.
12

POLEN OPPORTUNISTIC HIGH YIELD FUND (formerly, Polen DDJ Opportunistic High Yield Fund)
Portfolio of Investments (Concluded)
September 30, 2023
(d)	Security deemed to be restricted as of September 30, 2023. As of September 30, 2023, the fair value of restricted securities in the aggregate was $1,498,459, representing 0.52% of the Fund’s net assets. Additional information on restricted securities can be found in Note 1.
(e)	Security is currently in default.
(f)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2023.
(g)	All or a portion of this Senior Loan will settle after September 30, 2023, at which time the interest rate will be determined. Rates shown, if any, are for the settled portion.
†	See Note 1. The industry designations set forth in the schedule above are those of the Bloomberg Industry Classification System ("BICS").
*	Non-income producing.
LLC	Limited Liability Company
SOFR	Secured Overnight Funding Rate
USD	United States Dollar

The accompanying notes are an integral part of the financial statements.
13

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Statement of Assets and Liabilities
September 30, 2023
Assets
Investments, at value (Cost $302,606,553)	$283,339,057
Cash and cash equivalents	16,829,302
Receivables:
Interest	5,561,834
Prepaid expenses and other assets	56,164
Total Assets	305,786,357
Liabilities
Payables:
Investments purchased	16,128,873
Investment adviser	108,969
Administration and accounting fees	11,343
Shareholder servicing fees	432
Distribution fees (Investor Class Shares)	364
Accrued expenses	77,246
Total Liabilities	16,327,227
Contingencies and Commitments (Note 2)	—
Net Assets	$289,459,130
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 407,055
Paid-in capital	335,258,182
Total distributable loss	(46,206,107)
Net Assets	$289,459,130
Institutional Class Shares:
Net assets	$ 554,159
Shares outstanding	77,440
Net asset value, offering and redemption price per share	$ 7.16
Investor Class Shares:
Net assets	$ 1,412,805
Shares outstanding	198,233
Net asset value, offering and redemption price per share	$ 7.13
Class Y Shares:
Net assets	$287,492,166
Shares outstanding	40,429,876
Net asset value, offering and redemption price per share	$ 7.11
The accompanying notes are an integral part of the financial statements.
14

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Statement of Operations
For the Year Ended September 30, 2023
Investment income
Dividends	$ 94,913
Interest	26,667,604
Total investment income	26,762,517
Expenses
Advisory fees(Note 2)	1,948,772
Administration and accounting fees(Note 2)	222,221
Registration and filing fees	89,033
Transfer agent fees(Note 2)	67,663
Trustees’ and officers’ fees(Note 2)	59,527
Audit fees	40,598
Custodian fees(Note 2)	35,474
Legal fees	28,597
Shareholder reporting fees	23,295
Distribution fees (Investor Class)(Note 2)	3,524
Shareholder servicing fees (Investor Class)	1,410
Other expenses	19,543
Total expenses before waivers and reimbursements	2,539,657
Less: waivers and reimbursements(Note 2)	(334,289)
Net expenses after waivers and reimbursements	2,205,368
Net investment income	24,557,149
Net realized and unrealized gain/(loss) from investments:
Net realized loss from investments	(17,865,163)
Net change in unrealized appreciation on investments	19,392,245
Net realized and unrealized gain on investments	1,527,082
Net increase in net assets resulting from operations	$ 26,084,231
The accompanying notes are an integral part of the financial statements.
15

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Statements of Changes in Net Assets
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income	$ 24,557,149	$ 16,250,210
Net realized losses from investments	(17,865,163)	(8,007,165)
Net change in unrealized appreciation/(depreciation) on investments	19,392,245	(43,439,178)
Net increase/(decrease) in net assets resulting from operations	26,084,231	(35,196,133)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(26,399)	(8,679)
Investor Class	(119,305)	(114,444)
Class Y	(24,452,801)	(16,935,341)
Net decrease in net assets from dividends and distributions to shareholders	(24,598,505)	(17,058,464)
Increase in net assets derived from capital share transactions (Note 4)	29,534,571	63,772,883
Total increase in net assets	31,020,297	11,518,286
Net assets
Beginning of year	258,438,833	246,920,547
End of year	$289,459,130	$258,438,833
The accompanying notes are an integral part of the financial statements.
16

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 7.11	$ 8.58	$ 8.09	$ 8.72	$ 9.54
Net investment income(1)	0.63	0.43	0.52	0.61 (2)	0.84
Net realized and unrealized gain/(loss) on investments	0.05	(1.45)	0.48	(0.64)	(0.83)
Total from investment operations	0.68	(1.02)	1.00	(0.03)	0.01
Dividends and distributions to shareholders from:
Net investment income	(0.63)	(0.45)	(0.51)	(0.60)	(0.83)
Net realized capital gains	—	(0.00) (3)	—	—	—
Total dividends and distributions to shareholders	(0.63)	(0.45)	(0.51)	(0.60)	(0.83)
Redemption fees	0.00 (3)	—	—	—	—
Net asset value, end of year	$ 7.16	$ 7.11	$ 8.58	$ 8.09	$ 8.72
Total investment return(4)	9.97%	(12.25)%	12.63%	(0.11)%	0.16%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$ 554	$ 12	$ 708	$ 668	$ 719
Ratio of expenses to average net assets	0.89%	0.79% (5)	0.79% (5)	0.79% (5)	0.79% (5)
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(6)	0.92%	0.90%	0.98%	1.32%	2.98%
Ratio of net investment income to average net assets	8.96%	5.14%	6.11%	7.44%	9.20%
Portfolio turnover rate	43%	36%	74%	66%	43%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	According to the Predecessor Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the year ended September 30, 2019 in the amounts of 0.10% of average net assets of Institutional Class shares. For the years ended September 30, 2022, September 30, 2021 and September 30, 2020, no fees were accrued and thus no fees were reimbursed.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
17

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Financial Highlights (Continued)

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 7.09	$ 8.61	$ 8.12	$ 8.75	$ 9.55
Net investment income(1)	0.61	0.45	0.49	0.59 (2)	0.80
Net realized and unrealized gain/(loss) on investments	0.04	(1.49)	0.48	(0.65)	(0.82)
Total from investment operations	0.65	(1.04)	0.97	(0.06)	(0.02)
Dividends and distributions to shareholders from:
Net investment income	(0.61)	(0.48)	(0.48)	(0.57)	(0.79)
Net realized capital gains	—	(0.00) (3)	—	—	—
Total dividends and distributions to shareholders	(0.61)	(0.48)	(0.48)	(0.57)	(0.79)
Redemption fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.01
Net asset value, end of year	$ 7.13	$ 7.09	$ 8.61	$ 8.12	$ 8.75
Total investment return(4)	9.47%	(12.51)%	12.20%	(0.46)%	(0.12)%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$ 1,413	$ 1,384	$ 2,480	$ 2,579	$ 6,467
Ratio of expenses to average net assets	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	1.26%	1.24%	1.33%	1.71%	3.20%
Ratio of net investment income to average net assets	8.47%	5.63%	5.75%	6.98%	8.74%
Portfolio turnover rate	43%	36%	74%	66%	43%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
18

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Financial Highlights (Concluded)

Contained below is per share operating performance data for Class Y shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class Y shares
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 7.07	$ 8.59	$ 8.10	$ 8.72	$ 9.53
Net investment income(1)	0.63	0.49	0.52	0.60 (2)	0.83
Net realized and unrealized gain/(loss) on investments	0.04	(1.50)	0.48	(0.63)	(0.82)
Total from investment operations	0.67	(1.01)	1.00	(0.03)	0.01
Dividends and distributions to shareholders from:
Net investment income	(0.63)	(0.51)	(0.51)	(0.59)	(0.82)
Net realized capital gains	—	(0.00) (3)	—	—	—
Total dividends and distributions to shareholders	(0.63)	(0.51)	(0.51)	(0.59)	(0.82)
Redemption fees	0.00 (3)	0.00 (3)	—	—	—
Net asset value, end of year	$ 7.11	$ 7.07	$ 8.59	$ 8.10	$ 8.72
Total investment return(4)	9.90%	(12.23)%	12.61%	(0.03)%	0.12%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$287,492	$257,043	$243,732	$135,801	$20,367
Ratio of expenses to average net assets	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets without waivers and/or reimbursements, if any(5)	0.91%	0.89%	0.99%	1.24%	3.01%
Ratio of net investment income to average net assets	8.82%	6.12%	6.07%	7.36%	9.14%
Portfolio turnover rate	43%	36%	74%	66%	43%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
(3)	Amount is less than $0.005 per share.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
19

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements
September 30, 2023
1. Organization and Significant Accounting Policies
The Polen Opportunistic High Yield Fund (formerly, Polen DDJ Opportunistic High Yield Fund) (the "Fund") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on July 16, 2015. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers three separate classes of shares, Institutional Class, Investor Class and Class Y shares. Polen Capital Credit, LLC ("Polen Credit" or the "Adviser") serves as investment adviser to the Polen Opportunistic High Yield Fund pursuant to an investment advisory agreement with the Trust.
The Fund commenced investment operations on July 24, 2023. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Polen DDJ Opportunistic High Yield Fund (the "Predecessor Fund"), a series of ALPS Series Trust ("ALPS"), in a tax-free reorganization as set out in an Agreement and Plan of Reorganization, dated as of April 17, 2023 (the "Plan"). The Plan was approved by the Trust's Board of Trustees on February 27, 2023, by the Board of Trustees of ALPS on February 16, 2023, and by the beneficial owners of the Predecessor Fund on July 5, 2023. The tax-free reorganization was accomplished on July 24, 2023. Financial information included for the dates prior to the reorganization is that of the Predecessor Fund. As a result of the reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund listed in the table below:
Predecessor Fund (series of ALPS Series Trust)	Polen Opportunistic High Yield Fund (series of FundVantage Trust)	Net Assets	Shares Outstanding
Class I	Institutional Class	$ 554,159	77,440
Class II	Investor Class	1,412,805	198,233
Institutional Class	Class Y	287,492,166	40,429,876
The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation – The Fund's net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Fixed income securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Board of Trustees.
The Fund has a fundamental policy with respect to industry concentration that it will not invest 25% or more of the value of the Fund's assets in securities of issuers in any one industry. Since inception the Fund has utilized BICS at the sub-industry level for defining industries for purposes of monitoring compliance with its industry concentration policy. However, at times, the Fund may utilize
20

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
other industry classification systems such as Morningstar Global Equity Classification Structure ("MGECS") or Global Industry Classification Standard ("GICS"), as applicable, for purposes other than compliance monitoring.
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. To the extent that these inputs are observable, the fair value of fixed income securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.
The following is a summary of the inputs used, as of September 30, 2023, in valuing the Fund's investments carried at fair value:
	Total Value at 09/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Opportunistic High Yield Fund
Assets
Corporate Bonds
Consumer Discretionary Products	$ 21,203,361	$ —	$ 21,203,361	$ —
Consumer Discretionary Services	2,104,897	—	2,104,897	—
Consumer Staple Products	3,830,731	—	3,830,731	—
Financial Services	9,623,320	—	9,623,320	—
Health Care	18,134,025	—	18,134,025	—
Industrial Products	27,365,145	—	27,270,112	95,033
Industrial Services	1,962,860	—	1,962,860	—
Insurance	23,029,953	—	23,029,953	—
Materials	37,437,390	—	37,227,390	210,000
Media	9,347,737	—	9,252,487	95,250
Oil & Gas	2,724,722	—	2,724,722	—
Retail & Wholesale - Discretionary	4,071,009	—	4,070,997	12
Software & Technology Services	6,954,188	—	6,954,188	—
Technology Hardware & Semiconductors	2,574,295	—	2,574,295	—
Senior Loans
Consumer Discretionary Products	2,943,273	—	2,943,273	—
21

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
	Total Value at 09/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Consumer Discretionary Services	$ 6,934,111	$ —	$ 6,934,111	$ —
Consumer Staple Products	5,743,391	—	5,743,391	—
Financial Services	878,605	—	878,605	—
Health Care	17,577,269	—	17,577,269	—
Industrial Products	5,801,910	—	5,801,910	—
Industrial Services	10,507,341	—	10,507,341	—
Insurance	8,173,339	—	8,173,339	—
Materials	7,548,460	—	7,177,960	370,500
Media	18,599,686	—	18,599,686	—
Retail & Wholesale - Discretionary	8,616,987	—	8,616,987	—
Retail & Wholesale - Staples	922,786	—	922,786	—
Software & Technology Services	12,615,284	—	12,615,284	—
Technology Hardware & Semiconductors	3,704,809	—	3,704,809	—
Telecommunications	974,650	—	974,650	—
Common Stocks
Industrial Products	505,304	—	—	505,304
Materials	684,941	113,771	—	571,170
Retail & Wholesale - Discretionary	214,238	—	—	214,238
Software & Technology Services	29,040	29,040	—	—
Warrants
Consumer Discretionary Services	—	—	—	— *
Industrial Products	—	—	—	— *
Total Assets	$ 283,339,057	$ 142,811	$ 281,134,739	$ 2,061,507

*	Current value is $0.
22

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
The following is a reconciliation of assets in which Level 3 inputs were used in determining value:
	Corporate Bonds	Senior Loans	Common Stocks	Warrants	Total
Balance as of September 30, 2022	$ 512,392	$ 548,048	$1,440,770	$—	$2,501,210
Purchases (including PIK income)	5,401	72,829	—	—	78,230
Sales	(114,596)	(250,377)	—	—	(364,973)
Realized loss	—	—	—	—	—
Accrued premiums/(discounts)	251	—	—	—	251
Net change in unrealized appreciation/(depreciation)	(3,153)	—	(150,058)	—	(153,211)
Balance as of September 30, 2023	$ 400,295	$ 370,500	$1,290,712	$—*	$ 2,061,507
Net change in unrealized appreciation/(depreciation) on investments held on September 30, 2023	$ (3,153)	$ —	$ (150,059)	$—	$ (153,212)
* Current value is $0.
During the year ended September 30, 2023, there were no transfers in or out of Level 3.
The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of certain material Level 3 investments.
Asset Class	Fair Value at September 30, 2023	Valuation Technique(s)	Unobservable Input(s)	Range of Inputs (Weighted Average)	(Weighted Average)
Corporate Bonds	$ 400,283	Yield analysis	Yield to maturity/worst	12.90% - 15.10%	14.41%
	12	Litigation Trust Settlement Proceeds	Expected recovery probability	$.01 per $100 principal amount of now cancelled Unsecured Notes	N/A
Senior Loans	370,500	Loan-to-value and credit coverage	Value as a percentage of par	100.00%	N/A
			Loan-to-value	10.00%	N/A
Common Stocks	1,064,033	Market Approach	EBITDA multiple market	3.47x - 9.38x	7.79x
			Weight ascribed to approach	50%
		Discounted cash flow analysis	Discount rate	12.40% - 17.10%	13.75%
			Termination value multiple	5.00x - 9.00x	6.82x
			Weight ascribed to approach	50%
	226,679	Discounted cash flow analysis	Discount rate	13.65%	N/A
Warrants	–*	Intrinsic value	Strike price per share	$57.00 - $114.76	N/A
			Per share value (fully diluted)	$0.00 - $74.05
	$ 2,061,507
* Current value is $0.
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted
23

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges, where applicable.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is recorded on the accrual basis, using the effective yield method. Dividends are recorded on the ex-dividend date. The Fund may be subject to foreign taxes on income, a portion of which may be recoverable. The Fund applies for refunds where available. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statement of Operations. General expenses of the Trust are generally allocated to the Fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund's investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund's debt investments may not be able to meet its financial obligations (e. g., may not be able to make principal and/or interest payments when they are due or otherwise default
24

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
on other financial terms) and/or seek bankruptcy protection. Securities such as high-yield bonds, e.g., bonds with low credit ratings by Moody's (Ba or lower) or Standard & Poor's (BB and lower) or if unrated are of comparable quality as determined by the Adviser, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.
Senior Loans — The Fund invests primarily in senior loans and other floating rate investments. Senior loans typically are rated below investment grade. Below investment grade securities, including senior loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. These securities once sold, may not settle for an extended period (for example, several weeks or even longer). A Fund will not receive its sale proceeds until that time, which may constrain a Fund’s ability to meet its obligations. A Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a senior loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many senior loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
LIBOR Phase-out Risk — The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings have ceased publication as of June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market.
In December 2022, the Financial Accounting Standards Board issued ASU 2022-06, Deferral of the Sunset Date of Topic 848. ASU 2022-06 is an update of 2022-04, Reference Rate Reform, providing additional financial reporting relief. This is effective for certain reference rate-related contract modifications that occur during the extended period of March 12, 2020 through December 31, 2024. Management does not expect this update to have a material impact on these financial statements.
Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company's financial condition, historical and prospective earnings of the company, interest rates, investor perceptions and overall market and economic conditions. The prices of securities change in response to many factors including the value of its assets.
Unfunded Loan Commitments— The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by a Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investments. A corresponding payable for investments purchased has also been recorded, which represents the actual unfunded amount on the balance sheet date. Unfunded loan commitments are included in the Portfolio of Investments. At September 30, 2023, there were no unfunded loan commitments.
Restricted Securities — Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund's restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund's adviser or pursuant to the Fund's fair value policy, subject to oversight by the Board.
25

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.
The below securities are restricted from resale as of September 30, 2023:
	Security Type	Acquisition Date	Cost	Value
Arctic Canadian Diamond Co. Ltd.	Common Stocks	2/4/2021	—	$ 226,679
Arctic Canadian Diamond Company Ltd.	Senior Loans	2/3/2021	370,501	370,500
Material Sciences Corp.	Corporate Bonds	7/9/2018	95,626	95,033
Real Alloy Holding, Inc.	Common Stocks	5/31/2018	103,329	205,693
Sterling Entertainment Enterprises, LLC	Corporate Bonds	12/27/2017	99,639	95,250
Utex Industries Holdings, LLC	Warrants	12/3/2020	—	—
Utex Industries, Inc.	Common Stocks	12/3/2020	368,395	505,304
				$ 1,498,459
Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.
2. Transactions with Related Parties and Other Service Providers
Polen Capital Credit, LLC ("Polen Credit" or the "Adviser") serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust ("the "Advisory Agreement"). For its services, the Adviser is paid a monthly fee at the annual rate of 0.70% of the Fund's average daily net assets. The Adviser served as the investment adviser to the Predecessor Fund. For its services, the Predecessor Fund paid the Advisor the same fee aforementioned. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, fees and expenses attributable to a distribution or service plan adopted by the Trust, interest, extraordinary items, "Acquired Fund Fees and Expenses" and brokerage commissions) do not exceed 0.89% with respect to Institutional Class shares and Investor Class shares and 0.79% with respect to Class Y shares' (on an annual basis) average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2024, unless the Board of Trustees of the Trust approves its earlier termination. The Adviser had contractually agreed to limit the amount of the Predecessor Fund's total operating expenses (excluding Distribution and Service (12b-1) Fees, Shareholder Servicing fees, "acquired fund fees and expenses", brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.79% of the Fund's average daily net assets of each of the Institutional Class, Class I and Class II shares. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which each Adviser reduced its compensation and/or assumed expenses for the Fund and the Predecessor Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.
As of September 30, 2023, the amount of potential recovery was as follows:
Expiration
09/30/2024	09/30/2025	09/30/2026	Total
$389,956	$273,460	$334,289	$997,705
The Fund has not recorded a commitment or contingent liability at September 30, 2023.
26

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
Other Service Providers
Effective July 24, 2023, The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period from July 24, 2023 through September 30, 2023, BNY Mellon accrued administration and custodian fees totaling $19,057 and $14,414, respectively. Prior to July 24, 2023, ALPS Fund Services, Inc. (“ALPS”) served as administrator for the Predecessor Fund. For the period from October 1, 2022 through July 23, 2023, ALPS received fees for its administration services totaling $203,164.
Effective July 24, 2023, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses. For the period from July 24, 2023 through September 30, 2023, BNY Mellon accrued transfer agent fees totaling $23,167. Prior to July 24, 2023, ALPS served as transfer agent for the Predecessor Fund. For the period from October 1, 2022 through July 23, 2023, ALPS received fees for its transfer agency services totaling $44,496.
The Trust, on behalf of the Fund, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Fund and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Fund for these services are included in Transfer agent fees in the Statement of Operations.
Effective July 24, 2023, Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter. Prior to July 24, 2023, ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acted as the principal underwriter of the Fund. For the period from October 1, 2022 through July 23, 2023, the Distributor received fees for its underwriting services totaling $2,809.
Effective July 24, 2023, the Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for the Investor Class shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Class shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Investor Class shares.
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.
Effective July 24, 2023, JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer to the Trust. Effective July 24,2023,Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. Prior to July 24, 2023, ALPS provided Chief Compliance Officer services to the Predecessor Fund.
3. Investment in Securities
For the year ended September 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:
	Purchases	Sales
Polen Opportunistic High Yield Fund	$147,821,796	$116,130,601
27

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Continued)
September 30, 2023
4. Capital Share Transactions
For years ended September 30, 2023 and 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Institutional Class
Sales	218,382	$ 1,588,492	—	$ —
Reinvestments	3,536	25,357	—	—
Redemption Fees*	—	67	—	—
Redemptions	(146,128)	(1,057,645)	(80,831)	(683,837)
Net increase/(decrease)	75,790	$ 556,271	(80,831)	$ (683,837)

Investor Class
Sales	20,757	$ 149,027	9,398	$ 77,132
Reinvestments	11,134	79,285	10,236	82,044
Redemption Fees*	—	53	—	—
Redemptions	(28,927)	(206,180)	(112,277)	(904,806)
Net increase/(decrease)	2,964	$ 22,185	(92,643)	$ (745,630)

Class Y
Sales	3,053,375	$ 21,770,583	6,587,793	$54,166,496
Reinvestments	2,912,183	20,669,776	2,035,407	16,070,291
Redemption Fees*	—	10,221	—	457
Redemptions	(1,911,688)	(13,494,465)	(614,491)	(5,034,894)
Net increase	4,053,870	$ 28,956,115	8,008,709	$65,202,350

Total net increase	4,132,624	$ 29,534,571	7,835,235	$63,772,883

*	There is a 1.00% redemption fee that may be charged on shares redeemed which have been held 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.
As of September 30, 2023, the Fund had a shareholder that held 10% or more of the total outstanding shares of the Fund. Transactions by this shareholder may have a material impact on the Fund.

Non-affiliated Shareholder	13%
5. Federal Tax Information
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
28

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Notes to Financial Statements (Concluded)
September 30, 2023
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended September 30, 2023, there were reclassifications between components of total distributable earnings. These permanent differences are primarily attributable to reclassification of capital gains to ordinary income, premium sold adjustment and defaulted bonds. Net assets were not affected by these adjustments.
For the year ended September 30, 2023, the tax character of distributions paid by the Fund was $24,598,505 of ordinary income dividends. For the year ended September 30, 2022, the tax character of distributions paid by the Fund was $17,058,464 of ordinary income dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
Capital Loss Carryforward	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)
$(26,383,120)	$132,674	$(19,955,661)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.
As of September 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
$303,294,718	$2,614,375	$(22,570,036)	$(19,955,661)
Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until November 1, 2023. For the year ended September 30, 2023, the Fund had no post October capital loss deferrals or late year ordinary loss deferrals.
Accumulated capital losses represent net capital loss carryforwards as of September 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2023, the Fund had capital loss carryforward of $26,383,120, of which $7,513,427 are short-term losses and $18,869,693 are long-term losses and have an unlimited period of capital loss carryforward.
6. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
29

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and Shareholders of Polen Opportunistic High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Polen Opportunistic High Yield Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the "Fund") as of September 3o, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations, changes in its net assets, and the financial highlights for the year ended September 30, 2023, in conformity with accounting principles generally accepted in the United States of America.
The financial statements of the Fund, as of and for the year ended September 30, 2022 and the financial highlights for each of the periods ended on or prior to September 30, 2022 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 29, 2022 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 29, 2023
We have served as the auditor of one or more Polen Capital Management, LLC investment companies since 2011.
30

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Shareholder Tax Information
(Unaudited)
The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the year ended September 30, 2023, the Polen Opportunistic High Yield Fund paid $24,598,505 of ordinary income dividends to its shareholders.
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
31

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
Change in Independent Public Accountant
On March 13, 2023, the Audit Committee of the Board of Trustees of FundVantage Trust (the “Trust”) appointed PricewaterhouseCoopers LLP (“PwC”) as the Polen Opportunistic High Yield Fund’s independent registered public accounting firm upon the reorganization of the Predecessor Fund for the fiscal period ended September 30, 2023. Previously, Cohen & Company, Ltd. (“Cohen”) served as the independent registered public accounting firm to the Predecessor Fund.
Cohen’s reports on the Predecessor Fund’s financial statements for the fiscal years ended September 30, 2022 and September 30, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years and the interim period of October 1, 2022 through March 13, 2023 (the “Interim Period”) there were no (i) disagreements with Cohen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Predecessor Fund’s financial statements for such years, nor (ii) “reportable events” of the kinds described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
During the fiscal years ended September 30, 2022 and September 30, 2021 and the Interim Period, neither the Predecessor Fund nor anyone on its behalf has consulted with PwC regarding; (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Predecessor Fund’s financial statements, and neither a written report was provided to the Predecessor Fund nor oral advice was provided that PwC concluded was an important factor considered by the Predecessor Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).
Board Consideration of Investment Advisory Agreement
At an in-person meeting held on June 20-21, 2023 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new Investment Advisory Agreement between Polen Capital Credit, LLC (“Polen Credit” or the “Adviser”) and the Trust (the “Polen Credit Agreement”) on behalf of the Polen Opportunistic High Yield Fund (the "Fund”) for an initial two year period.
In determining whether to approve the Polen Credit Agreement, the Trustees, including the Independent Trustees, considered information provided by Polen Credit in response to a request for information in accordance with Section 15(c) of the 1940 Act (the “Polen Credit 15(c) Response”) regarding (i) the services to be performed by Polen Credit for the Fund, (ii) the composition and qualifications of Polen Credit’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the management of the Fund, (iv) investment performance of the Fund’s respective strategies, as applicable, (v) the financial condition of Polen Credit, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, and (ix) any litigation, investigation or administrative proceeding which may have a material impact on Polen Credit’s ability to service the Fund.
32

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Other Information (Concluded)
(Unaudited)
The Board considered additional information provided by representatives from Polen Credit invited to participate in the Meeting regarding Polen Credit’s history, performance, investment strategy, and compliance program. Representatives of Polen Credit responded to questions from the Board. In addition to the foregoing information, the Trustees also considered other factors they believed to be relevant to considering the approval of the Polen Credit Agreement, including the specific matters discussed below. In their deliberations, the Trustees did not identify any particular information that was controlling, and different Trustees may have attributed different weights to the various factors. After deliberating, the Trustees determined that the overall arrangement between the Fund and Polen Credit, as provided by the terms of the Polen Credit Agreement, including the advisory fees under the Polen Credit Agreement, were fair and reasonable in light of the services provided, expenses incurred and such other matters as the Trustees considered relevant.
Based on the Polen Credit 15(c) Response, the Trustees concluded that (i) the nature, extent and quality of the services provided (or to be provided) by Polen Credit are appropriate and consistent with the terms of the Polen Credit Agreement, (ii) that the quality of those services has been, and continues to be, consistent with industry norms, (iii) the Fund is likely to benefit from the provision of those services, (iv) Polen Credit has sufficient personnel, with the appropriate skills and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the other series of the Trust currently advised by Polen Credit and expected to be provided to the Fund is likely to continue under the Polen Credit Agreement.
The Trustees considered the investment performance for the Fund. The Trustees noted that the Fund (by virtue of its predecessor fund) returned -5.47% net of fees versus the ICE BofA U.S. High Yield Index, which returned -3.56% for the twelve-month period ended March 31, 2023. The Trustees considered the short-term and long-term performance of the Fund.
The Trustees also considered information regarding Polen Credit’s proposed advisory fees and an analysis of the fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from Polen Credit’s relationship with the Fund. The Trustees considered the fees that Polen Credit charges to its separately managed accounts, as applicable, and evaluated the explanations provided by Polen Credit as to differences in fees charged to the Fund and separately managed accounts. The Trustees considered the fees that Polen Credit charges to the other series of the Trust advised by Polen Credit, and evaluated the explanations provided by Polen Credit as to differences in the fees charged to the Fund and the other series of the Trust advised by Polen Credit. The Trustees evaluated information provided by Polen Credit indicating the proposed advisory fee for the Fund is within the normal range of fees and expenses for a fund of similar size, composition and type of investment product. The Trustees concluded that the advisory fee and services to be provided by Polen Credit are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.
The Trustees considered the costs of the services provided by Polen Credit, the compensation and benefits to be received by Polen Credit in providing services to the Fund, Polen Credit’s projected profitability in the first year of operation of the Fund and certain additional information related to the financial condition of Polen Credit. In addition, the Trustees considered any direct or indirect revenues anticipated to be received by affiliates of Polen Credit.
The Trustees considered the extent to which economies of scale would be realized relative to the fee level as the Fund is expected to grow, and whether the advisory fee level reflects those economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of shareholders should be achieved if assets of the Fund increase because fixed expenses will be spread across a larger asset base. Because the Fund had not yet commenced operations, and the Fund had a fee cap in place, the Board concluded that economies of scale were not a necessary consideration at the present time.
At the Meeting, after consideration of all the factors and taking into consideration the information presented, the Board, including the Independent Trustees, unanimously approved of the Polen Credit Agreement for an initial two-year period. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.
33

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (888) 678-6024.
34

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6024.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	34	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
35

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	34	Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	34	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
36

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	34	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	34	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
37

POLEN OPPORTUNISTIC HIGH YIELD FUND
(formerly, Polen DDJ Opportunistic High Yield Fund)
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
38

Investment Adviser
Polen Capital Credit, LLC
1075 Main Street
Suite 320
Waltham, MA 02451
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, PA 19103-7042
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
POL-0923

Sirios Long/Short Fund
Sirios Focus Fund
of
FundVantage Trust
Institutional Class
ANNUAL REPORT
September 30, 2023
This report is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

SIRIOS LONG/SHORT FUND
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Dear Fellow Shareholder:
Sirios Long/Short Fund Class I shares (SLHIX) returned +12.26% net of expenses for the fiscal year ended September 30, 2023, while the HFRX Equity Hedge Index returned +4.93%.
The Sirios Long/Short Fund (the "Fund") is a liquid, long/short strategy that seeks to deliver long-term capital appreciation. The Fund’s long exposure is comprised of companies exhibiting earnings growth potential and attractive valuation. Meanwhile, short exposure includes sector and index hedges, as well as mega-capitalization, single-stock positions. Single-stock and index put options may also be utilized.
Portfolio Review
For the fiscal year, long common equity positions contributed 19.43% to gross performance, while short common equity positions detracted 6.34%. Other income, expenses, and currency hedges detracted 0.83%. Geographically, North America and Europe contributed 7.71% and 5.38%, respectively, to gross performance. The most significant individual positive long contributors (+7.38%) were Adobe, Alcon (Switzerland), Roper Technologies, London Stock Exchange (U.K.), and Airbus (France). The most significant long detractors (-1.70%) were Nabors Industries, PacWest Bancorp, Portillo’s, Keysight Technologies, and Ericsson (Sweden).
Exposure Analysis
Total net exposure as of fiscal year-end was 55%, as compared to 48% the prior fiscal year-end, as gross long exposure increased by 2% and gross short exposure decreased by 5%. Net exposure is balanced across the Health Care (+14%), Energy/Industrials (+13%), Technology/Communications (+13%), Financials/RE (+12%), and Consumer (+6%) sectors. During the fiscal year, net exposure increased in the Technology/Communications (+8%), Consumer (+3%), and Health Care (+3%) sectors, while net exposure decreased in the Financials/RE (-4%) and Energy/Industrials (-3%) sectors.
Net exposure remains primarily focused on North America (+36%), with positive net exposure to Europe (+19%) and no direct exposure to Asia as of fiscal year-end. During the fiscal year, net exposure to North America increased by 6%, driven by modestly higher gross long exposure and lower gross short exposure. Net exposure to Europe increased by 1%, driven by higher gross long exposure.
Market Overview
The U.S. economy experienced slowing growth over the last year due to the aggressive rate tightening policy of global central banks, geopolitical tensions, and continued fiscal policy stalemate. Equity markets rebounded throughout the first half of the year as investors anticipated an end to the tightening cycle of the Federal Reserve, peaking in July and consolidating as the lagged effects of the incredible move higher in interest rates took hold. U.S. GDP decreased from 2.6% in 4Q22 to 2.0% in 1Q23 followed by 2.1% in 2Q23, with forecasts expecting growth to stabilize at current levels through the balance of 2023. The housing market remained challenged as existing home sales, housing starts, and building permits were subdued with mortgage rates surging to levels not seen since 2007. Manufacturing continued to be weak with the Institute for Supply Management ("ISM") manufacturing remaining in contractionary territory as new orders faltered while demand for services persisted. The labor market decelerated throughout the year with an average of 270,000 jobs added monthly. In addition, the unemployment rate increased to 3.8% in September from 3.5% a year ago, with average hourly earnings elevated but pulling back to 4.2% from 5.0% on a year over year basis. Inflation moderated as the economy slowed and higher interest rates became established, which was reflected by core Consumer Price Index ("CPI") sliding to 4.3% from 6.6% last year. S&P 500 companies 2Q23 results yielded a -5.7% blended earnings growth rate with 79% of companies exceeding earnings estimates and 65% of companies exceeding topline estimates with sales in aggregate that were 1.6% above expectations.
The Federal Reserve raised the benchmark fed funds target rate to 5.25%-5.50% and continued asset sales to reduce the scope of the balance sheet, indicating that rates are at or near a sufficiently restrictive level which will likely be maintained until inflation
1

SIRIOS LONG/SHORT FUND
Annual Investment Adviser’s Report (Concluded)
September 30, 2023
(Unaudited)
returns to their 2% long term objective. Fiscal policy continued to be hampered by the possibility of a government shutdown as disagreement on the spending outlook divided Congress and the Presidential election started to come into focus.
Outlook
The economy continues to defy recession expectations, although sustained tight Fed monetary policy increase the likelihood of a dip in 2024. Progress on inflation continued during the third quarter with the rate of wage growth decelerating closer to 4%, down from the peak of 6%. Surprisingly, this has occurred despite sustained record-low unemployment rates (under 4%).
While it will be difficult in the near-term for the Fed to achieve its 2% inflation target, several unique factors could help constrain inflation over the long-term: Aging demographics; China’s decline in growth; Resolution to the invasion of Ukraine; Artificial Intelligence; and Obesity drugs. As the baby boomer generation continues to retire from the workforce, their consumption expenditures, excluding healthcare, decline significantly on a per-capita basis. Given the disproportionate representation of the baby boomer cohort, this reduction in per-capita consumption should help to dampen demand-driven price pressure. China should have less marginal demand for raw material inputs and excess productive capacity as reshoring continues. Peace in Ukraine should bring about more productive uses of capital than the horrifying destruction witnessed over the past 18 months. AI should have a broad, global impact on labor. Early adopters have cited initial projects with 40-50% gains in productivity. Obesity drugs show dramatic reduction in weight (over 25 lbs. in many cases) and reduce food (and alcohol) cravings dramatically. Walmart has noted they have already seen an impact on food demand for those on obesity medication, with snack and soda categories down 15% or more. There could also be a reduction in surgical procedures, given the high comorbidity obesity has with many life-threatening diseases (e.g. cardiovascular disease, sleep apnea, kidney disease, and diabetes).
We are likely entering a period of more difficult economic conditions as the Fed will need to remain restrictive for an extended period to meet their 2% inflation target. Given the recent move in ten-year Treasury yields, valuation has become more challenging, with the bond market offering a more attractive alternative to stocks than we have seen in years. The concentration of market performance in a handful of stocks is also a concern and masks the weakness many stocks have seen over the past year. The combination of a weaker fundamental backdrop and less attractive valuations indicate a cautious approach remains warranted.
Thank you for your continued confidence in Sirios Capital Management.
Sincerely,
John F. Brennan, Jr.
Managing Director

This letter is intended to assist shareholders in understanding how the Sirios Long/Short Fund performed during the year ended September 30, 2023. Any statements of opinion constitute only past opinions of Sirios Capital Management, L.P. (“Sirios”), which may have changed and which Sirios does not undertake to update. Past performance is no guarantee of future results of any fund or account managed by Sirios.
The above commentary is for informational purposes only and is not intended as investment advice or securities recommendations, either explicit or implicit.
Sector exposures and holdings are subject to change. Exposures are expressed as a percentage of net assets and exclude cash and cash equivalents.
2

SIRIOS FOCUS FUND
Annual Investment Adviser's Report
September 30, 2023
(Unaudited)
Dear Fellow Shareholder:
Sirios Focus Fund Class I shares (SFFIX) returned +19.18% net of expenses for the fiscal year ended September 30, 2023, while the S&P 500® Total Return Index returned +21.62%.
The Sirios Focus Fund (the "Fund") is a concentrated long strategy that seeks to deliver long-term capital appreciation. The Fund’s exposure consists primarily of equity and equity-related securities of approximately 25 to 50 companies. The Fund typically invests in companies exhibiting long-term earnings growth potential and attractive valuation.
Portfolio Review
For the fiscal year, common equity positions contributed 22.64% to gross performance, while other income, expenses, and currency hedges detracted 3.35%. Geographically, North America and Europe contributed 16.32% and 6.32%, respectively, to gross performance. The most significant individual positive long contributors (+9.64%) were Roper Technologies, Alcon (Switzerland), Adobe, London Stock Exchange (U.K.), and S&P Global. The most significant long detractors (-1.80%) were Nabors Industries, PacWest Bancorp, Portillo’s, Keysight Technologies, and HEICO.
Exposure Analysis
The Fund’s cash balance as a percentage of the entire portfolio increased by 1.4% during the fiscal year. Exposure is balanced across the Energy/Industrials (+25.3%), Financials/RE (+23.7%), Health Care (+19.7%), Technology/Communications (+15.7%), and Consumer (+6.8%) sectors. During the period, exposure increased in the Technology/Communications (+1.3%) and Health Care (+0.5%) sectors, while exposure decreased in the Energy/Industrials (-1.5%), Consumer (-0.9%), and Financials/RE (-0.8%) sectors.
The Fund’s exposure remains primarily focused on North America (+70.2%), with positive exposure to Europe (+21.0%) and no direct exposure to Asia as of fiscal year-end. During the period, exposure to North America and Europe decreased by 1.0% and 0.4%, respectively.
Market Overview
The U.S. economy experienced slowing growth over the last year due to the aggressive rate tightening policy of global central banks, geopolitical tensions, and continued fiscal policy stalemate. Equity markets rebounded throughout the first half of the year as investors anticipated an end to the tightening cycle of the Federal Reserve, peaking in July and consolidating as the lagged effects of the incredible move higher in interest rates took hold. U.S. GDP decreased from 2.6% in 4Q22 to 2.0% in 1Q23 followed by 2.1% in 2Q23, with forecasts expecting growth to stabilize at current levels through the balance of 2023. The housing market remained challenged as existing home sales, housing starts, and building permits were subdued with mortgage rates surging to levels not seen since 2007. Manufacturing continued to be weak with the Institute for Supply Management ("ISM") manufacturing remaining in contractionary territory as new orders faltered while demand for services persisted. The labor market decelerated throughout the year with an average of 270,000 jobs added monthly. In addition, the unemployment rate increased to 3.8% in September from 3.5% a year ago, with average hourly earnings elevated but pulling back to 4.2% from 5.0% on a year over year basis. Inflation moderated as the economy slowed and higher interest rates became established, which was reflected by core Consumer Price Index ("CPI") sliding to 4.3% from 6.6% last year. S&P 500 companies 2Q23 results yielded a -5.7% blended earnings growth rate with 79% of companies exceeding earnings estimates and 65% of companies exceeding topline estimates with sales in aggregate that were 1.6% above expectations.
The Federal Reserve raised the benchmark fed funds target rate to 5.25%-5.50% and continued asset sales to reduce the scope of the balance sheet, indicating that rates are at or near a sufficiently restrictive level which will likely be maintained until inflation returns to their 2% long term objective. Fiscal policy continued to be hampered by the possibility of a government shutdown as disagreement on the spending outlook divided Congress and the Presidential election started to come into focus.
3

SIRIOS FOCUS FUND
Annual Investment Adviser’s Report (Concluded)
September 30, 2023
(Unaudited)
Outlook
The economy continues to defy recession expectations, although sustained tight Fed monetary policy increase the likelihood of a dip in 2024. Progress on inflation continued during the third quarter with the rate of wage growth decelerating closer to 4%, down from the peak of 6%. Surprisingly, this has occurred despite sustained record-low unemployment rates (under 4%).
While it will be difficult in the near-term for the Fed to achieve its 2% inflation target, several unique factors could help constrain inflation over the long-term: Aging demographics; China’s decline in growth; Resolution to the invasion of Ukraine; Artificial Intelligence; and Obesity drugs. As the baby boomer generation continues to retire from the workforce, their consumption expenditures, excluding healthcare, decline significantly on a per-capita basis. Given the disproportionate representation of the baby boomer cohort, this reduction in per-capita consumption should help to dampen demand-driven price pressure. China should have less marginal demand for raw material inputs and excess productive capacity as reshoring continues. Peace in Ukraine should bring about more productive uses of capital than the horrifying destruction witnessed over the past 18 months. AI should have a broad, global impact on labor. Early adopters have cited initial projects with 40-50% gains in productivity. Obesity drugs show dramatic reduction in weight (over 25 lbs. in many cases) and reduce food (and alcohol) cravings dramatically. Walmart has noted they have already seen an impact on food demand for those on obesity medication, with snack and soda categories down 15% or more. There could also be a reduction in surgical procedures, given the high comorbidity obesity has with many life-threatening diseases (e.g. cardiovascular disease, sleep apnea, kidney disease, and diabetes).
We are likely entering a period of more difficult economic conditions as the Fed will need to remain restrictive for an extended period to meet their 2% inflation target. Given the recent move in ten-year Treasury yields, valuation has become more challenging, with the bond market offering a more attractive alternative to stocks than we have seen in years. The concentration of market performance in a handful of stocks is also a concern and masks the weakness many stocks have seen over the past year. The combination of a weaker fundamental backdrop and less attractive valuations indicate a cautious approach remains warranted.
Thank you for your continued confidence in Sirios Capital Management.
Sincerely,
John F. Brennan, Jr.
Managing Director

This letter is intended to assist shareholders in understanding how the Sirios Focus Fund performed during the year ended September 30, 2023. Any statements of opinion constitute only past opinions of Sirios Capital Management, L.P. (“Sirios”), which may have changed and which Sirios does not undertake to update. Past performance is no guarantee of future results of any fund or account managed by Sirios.
The above commentary is for informational purposes only and is not intended as investment advice or securities recommendations, either explicit or implicit.
Sector exposures and holdings are subject to change. Exposures are expressed as a percentage of net assets and exclude cash and cash equivalents.
4

SIRIOS LONG/SHORT FUND
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Sirios Long/Short Fund Institutional Class
vs. HFRX Equity Hedge Index
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	3 Years	5 Years	Since Inception
Institutional Class Shares	12.26%	6.37%	3.24%	4.25% *
HFRX Equity Hedge Index	4.93%	6.48%	3.46%	2.95% **

*	The Sirios Long/Short Fund (the "Fund") Institutional Class commenced operation on May 3, 2018.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 1, 2023, are 2.43% and 1.65%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the "Trust"), dividend and interest expense on short sales of securities, and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2024, unless the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.
The Fund evaluates its performance as compared to that of the HFRX Equity Hedge Index (“HFRX Index”). Hedge Fund Research, Inc. constructs the HFRX Index methodology. The HFRX Index is comprised of long/short equity hedge funds. The HFRX Index is unmanaged and its returns (i) do not include sales charges or fees, which would lower performance; and (ii) are subject to a variety of material distortions, as investments in hedge funds typically involve substantial risks, including the “risk of ruin.” It is impossible to invest directly in an index.
5

SIRIOS LONG/SHORT FUND
Annual Report
Performance Data (Concluded)
September 30, 2023
(Unaudited)
The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.
Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Mutual Fund investing involves risk, including loss of principal.
6

SIRIOS FOCUS FUND
Annual Report
Performance Data
September 30, 2023
(Unaudited)
Comparison of Change in Value of $100,000 (investment minimum) Investment in Sirios Focus Fund Institutional Class
vs. S&P 500® Total Return Index
Average Annual Total Returns for the Periods Ended September 30, 2023
	1 Year	Since Inception
Institutional Class Shares	19.18%	5.43% *
S&P 500® Total Return Index	21.62%	7.14% **

*	The Sirios Focus Fund (the "Fund") Institutional Class commenced operation on December 16, 2020.
**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 640-5704. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated February 1, 2023, are 2.76% and 1.63%, respectively, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Sirios Capital Management, L.P. (the “Adviser”) has contractually agreed to reduce its compensation and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by FundVantage Trust (the "Trust"), dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until February 1, 2024, unless the Board of Trustees of the Trust approves its earlier termination. This agreement may be terminated only by the Fund’s Board of Trustees. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek recoupment from the Fund, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless the Fund’s expenses are below the Expense Limitation.
The Fund evaluates its performance as compared to that of the Standard & Poor’s 500® (“S&P 500®“) Total Return Index. The S&P 500®Total Return Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.
7

SIRIOS FOCUS FUND
Annual Report
Performance Data (Concluded)
September 30, 2023
(Unaudited)
The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.
Short sales theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.
An index is unmanaged and it is not possible to invest in an index. Mutual Fund investing involves risk, including loss of principal.
8

SIRIOS FUNDS
Fund Expense Disclosure
September 30, 2023
(Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any); and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested at the beginning of the six-month period from April 1, 2023 through September 30, 2023 and held for the entire period.
Actual Expenses
The first line of each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Examples for Comparison Purposes
The second line of each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio	Expenses Paid During Period
Sirios Long/Short Fund
Institutional Class*
Actual	$1,000.00	$1,040.10	1.62%	$8.29**
Hypothetical (5% return before expenses)	1,000.00	1,016.95	1.62%	8.19**
Sirios Focus Fund
Institutional Class***
Actual	$1,000.00	$1,046.00	1.60%	$8.21
Hypothetical (5% return before expenses)	1,000.00	1,017.05	1.60%	8.09

*	Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2023 of 1.62% for Institutional Class shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Institutional Class shares ending account values on the first line of the table is based on the actual six-month total return of 4.01%.
**	These amounts include dividends paid on securities which the Fund has sold short (“Short-sale dividends”). The amount of short-sale dividend expense was 0.02% of average net assets for the Institutional Class shares of the Fund.
***	Expenses are equal to the annualized expense ratio for the six-month period ended September 30, 2023of 1.60% for Institutional Class shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (183), then divided by 365 to reflect the period. The Institutional Class shares ending account values on the first line of the table is based on the actual six-month total return of 4.60%.
9

Sirios Long/Short Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by sector of the portfolio holdings of the Fund:
	% of Net Assets	Value
LONG POSITIONS:
COMMON STOCKS:
Healthcare-Products	14.3%	$ 4,357,132
Software	11.4	3,492,206
Commercial Services	6.9	2,116,557
Pharmaceuticals	4.4	1,347,629
Semiconductors	3.7	1,139,803
Leisure Time	2.8	864,689
Transportation	2.8	859,484
Oil & Gas	2.5	751,183
Aerospace & Defense	2.2	656,567
Banks	2.0	604,810
Environmental Control	2.0	597,260
Private Equity	1.6	503,461
Beverages	1.6	499,895
Internet	1.6	481,172
Auto Manufacturers	1.5	460,043
Miscellaneous Manufacturing	1.5	455,134
Airlines	1.2	362,785
Electronics	1.1	338,184
Telecommunications	1.0	312,452
Oil & Gas Services	1.0	303,918
Retail	1.0	292,271
Diversified Financial Services	1.0	290,473
Healthcare-Services	0.9	268,610
Total Common Stocks	70.0	21,355,718
Short-Term Investment	27.5	8,384,353
Total Long Positions	97.5	29,740,071
SHORT POSITIONS:
COMMON STOCKS :
Media	(0.4)	(120,960)
Aerospace & Defense	(0.8)	(262,666)
Commercial Services	(1.0)	(303,371)
Diversified Financial Services	(1.0)	(303,864)
Total Short Position	(3.2)	(990,861)
Other Assets in Excess of Liabilities	5.7	1,751,307
NET ASSETS	100.0%	$30,500,517

Portfolio holdings are subject to change at any time.
The Fund obtains its short exposure through the use of one or more swap contracts. Refer to the Portfolio of Investments for more details on the individual swap contracts.
The accompanying notes are an integral part of the financial statements.
10

SIRIOS LONG/SHORT FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
LONG POSITIONS — 97.5%
COMMON STOCKS — 70.0%
Aerospace & Defense — 2.2%
HEICO Corp., Class A	5,081	$ 656,567
Airlines — 1.2%
Delta Air Lines, Inc.	9,805	362,785
Auto Manufacturers — 1.5%
PACCAR, Inc.†	5,411	460,043
Banks — 2.0%
Wells Fargo & Co.†	14,802	604,810
Beverages — 1.6%
Constellation Brands, Inc., Class A†	1,989	499,895
Commercial Services — 6.9%
Global Payments, Inc.	5,055	583,297
S&P Global, Inc.†	4,196	1,533,260
		2,116,557
Diversified Financial Services — 1.0%
American Express Co.†	1,947	290,473
Electronics — 1.1%
Keysight Technologies, Inc.*	2,556	338,184
Environmental Control — 2.0%
Clean Harbors, Inc.*	1,837	307,440
Waste Connections, Inc. (Canada)	2,158	289,820
		597,260
Healthcare-Products — 14.3%
Abbott Laboratories†	6,712	650,057
Alcon, Inc. (Switzerland)	18,245	1,405,960
Boston Scientific Corp.†*	21,182	1,118,409
Danaher Corp.	302	74,926
Globus Medical, Inc., Class A*	9,280	460,752
Lantheus Holdings, Inc.*	2,108	146,464
Medtronic PLC (Ireland)	6,388	500,564
		4,357,132
Healthcare-Services — 0.9%
HCA Healthcare, Inc.	1,092	268,610
Internet — 1.6%
Alphabet, Inc., Class A*	3,677	481,172
Leisure Time — 2.8%
Norwegian Cruise Line Holdings Ltd.*	52,469	864,689
Miscellaneous Manufacturing — 1.5%
General Electric Co.	4,117	455,134
	Number of Shares	Value
Common Stocks — (Continued)
Oil & Gas — 2.5%
Hess Corp.	1,733	$ 265,149
Nabors Industries Ltd.*	3,947	486,034
		751,183
Oil & Gas Services — 1.0%
Schlumberger NV	5,213	303,918
Pharmaceuticals — 4.4%
Becton Dickinson & Co.	2,144	554,288
Eli Lilly & Co.†	1,477	793,341
		1,347,629
Private Equity — 1.6%
Carlyle Group, Inc. (The)	16,693	503,461
Retail — 1.0%
Portillo's, Inc., Class A*	18,991	292,271
Semiconductors — 3.7%
Analog Devices, Inc.†	3,037	531,749
Texas Instruments, Inc.	3,824	608,054
		1,139,803
Software — 11.4%
Adobe, Inc.*	1,002	510,920
Microsoft Corp.	2,586	816,529
Roper Technologies, Inc.†	3,034	1,469,306
Splunk, Inc.*	2,534	370,598
Workday, Inc., Class A*	1,512	324,853
		3,492,206
Telecommunications — 1.0%
T-Mobile US, Inc.*	2,231	312,452
Transportation — 2.8%
Old Dominion Freight Line, Inc.	738	301,945
Union Pacific Corp.	2,738	557,539
		859,484
TOTAL COMMON STOCKS (Cost $18,840,331)		21,355,718
SHORT-TERM INVESTMENTS — 27.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.23%(a) (Cost $8,384,353)	8,384,353	8,384,353

TOTAL LONG POSITIONS - 97.5% (Cost $27,224,684)		$29,740,071

The accompanying notes are an integral part of the financial statements.
11

SIRIOS LONG/SHORT FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value

SHORT POSITIONS — (3.2)%
Common Stocks — (3.2)%
Aerospace & Defense — (0.8)%
Airbus SE, ADR (France)	(3,389)	$ (113,396)
Lockheed Martin Corp.	(365)	(149,270)
		(262,666)
Commercial Services — (1.0)%
Automatic Data Processing, Inc.	(1,261)	(303,371)
Diversified Financial Services — (1.0)%
Capital One Financial Corp.	(3,131)	(303,864)
Media — (0.4)%
Comcast Corp., Class A	(2,728)	(120,960)
Total Common Stocks (Proceeds $1,019,310)		(990,861)

Value

TOTAL SHORT POSITIONS - (3.2)% (Proceeds $1,019,310)	$(990,861)
OTHER ASSETS IN EXCESS OF LIABILITIES - 5.7%	1,751,307
NET ASSETS - 100.0%	$30,500,517

†	Security position is either entirely or partially held in a segregated account as collateral for swap agreements and forward foreign currency contracts or securities sold short. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at September 30, 2023.

Forward foreign currency contracts outstanding as of September 30, 2023 were as follows:
Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation/ (Depreciation)
CHF	7,000	USD	7,713	12/20/23	MS	$ 6
EUR	15,000	USD	15,914	12/20/23	MS	8
GBP	49,000	USD	59,963	12/20/23	MS	(142)
USD	52,700	CAD	71,000	12/20/23	MS	356
USD	476,967	CHF	423,000	12/20/23	MS	10,491
USD	1,424,518	EUR	1,332,000	12/20/23	MS	10,638
USD	2,841,960	GBP	2,291,000	12/20/23	MS	45,012
						$66,369
The following table represents Total Return Swaps - Long positions and their related values as of September 30, 2023.
Reference Entity/Index (Receive)	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Airbus SE	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	$ 365,095	$138,214
ASML Holding NV	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	488,294	(30,715)
BAE Systems PLC	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	319,893	110,734
Julius Baer Group Ltd.	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	469,091	(17,907)
London Stock Exchange Group PLC	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	2,076,999	106,739
Pernod Ricard SA	U.S. Fed Funds +0.550%	Maturity	MS	01/22/25	417,789	(15,378)
Canadian Pacific Railway Ltd.	U.S. Fed Funds +0.550%	Maturity	MS	06/30/25	131,445	5,425
						$297,112
The accompanying notes are an integral part of the financial statements.
12

SIRIOS LONG/SHORT FUND
Portfolio of Investments (Concluded)
September 30, 2023
The following table represents Total Return Swaps - Short positions and their related values as of September 30, 2023.
Reference Entity/Index (Pay)	Receive	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
S&P 500 Index Pharmaceuticals Select Sector	U.S. Fed Funds -0.350%	Maturity	MS	12/07/23	$ 782,983	$131,261
S&P 500 Index Transportation Select Sector	U.S. Fed Funds -0.700%	Maturity	MS	12/07/23	284,747	3,296
S&P 500 Equal Weight Industrial	U.S. Fed Funds -0.350%	Maturity	MS	04/24/24	1,534,891	(44,255)
S&P 500 Equal Weight Financial	U.S. Fed Funds -0.350%	Maturity	MS	07/31/24	1,321,186	201,226
S&P 500 Index	U.S. Fed Funds -0.250%	Maturity	MS	12/05/24	878,225	85,562
Moody's Corporation	U.S. Fed Funds -0.300%	Maturity	MS	12/06/24	762,542	77,245
Technology Select Sector	U.S. Fed Funds -0.100%	Maturity	MS	01/10/25	769,964	67,049
Health Care Select Sector	U.S. Fed Funds -0.250%	Maturity	MS	01/24/25	912,819	75,030
Dow Jones U.S. Real Estate Index	U.S. Fed Funds -0.200%	Maturity	MS	12/02/25	113,104	11,338
S&P 500 Equal Weight Consumer Discretionary	U.S. Fed Funds -0.350%	Maturity	MS	12/02/25	264,085	17,558
Canadian National Railway Co.	U.S. Fed Funds -0.350%	Maturity	MS	06/09/26	106,769	11,495
S&P Oil & Gas Exploration & Production Select Industry Index	U.S. Fed Funds -0.350%	Maturity	MS	09/24/26	927,326	(5,155)
						$631,650
Total Swap Contracts						$928,762

*	Includes $6,875 related to open trades, dividends receivables/payables and swap receivables/payables activities.
ADR	American Depositary Receipt
CAD	Canada Dollar
CHF	Switzerland Franc
EUR	Euro
GBP	British Pound
MS	Morgan Stanley
PLC	Public Limited Company
USD	United States Dollar
The accompanying notes are an integral part of the financial statements.
13

Sirios Focus Fund
Portfolio Holdings Summary Table
September 30, 2023
(Unaudited)
The following table presents a summary by sector of the portfolio holdings of the Fund:
	% of Net Assets	Value
COMMON STOCKS:
Healthcare-Products	14.5%	$ 1,677,950
Software	13.6	1,580,878
Commercial Services	8.8	1,021,566
Pharmaceuticals	4.4	505,704
Semiconductors	3.7	435,706
Leisure Time	2.9	333,489
Transportation	2.8	327,565
Oil & Gas	2.5	286,544
Aerospace & Defense	2.1	249,395
Environmental Control	2.0	231,567
Banks	2.0	230,369
Private Equity	1.7	193,145
Beverages	1.6	187,241
Internet	1.6	183,335
Auto Manufacturers	1.5	176,501
Miscellaneous Manufacturing	1.5	173,453
Airlines	1.2	139,971
Electronics	1.1	128,738
Telecommunications	1.0	121,423
Oil & Gas Services	1.0	117,591
Retail	1.0	112,609
Diversified Financial Services	1.0	112,489
Healthcare-Services	0.9	101,836
Total Common Stocks	74.4	8,629,065
Short-Term Investment	25.7	2,976,302
Liabilities in Excess of Other Assets	(0.1)	(10,640)
NET ASSETS	100.0%	$11,594,727

Portfolio holdings are subject to change at any time.
The Fund obtains its short exposure through the use of one or more swap contracts. Refer to the Portfolio of Investments for more details on the individual swap contracts.
The accompanying notes are an integral part of the financial statements.
14

SIRIOS FOCUS FUND
Portfolio of Investments
September 30, 2023
	Number of Shares	Value
COMMON STOCKS — 74.4%
Aerospace & Defense — 2.1%
HEICO Corp., Class A	1,930	$ 249,395
Airlines — 1.2%
Delta Air Lines, Inc.	3,783	139,971
Auto Manufacturers — 1.5%
PACCAR, Inc.	2,076	176,501
Banks — 2.0%
Wells Fargo & Co.	5,638	230,369
Beverages — 1.6%
Constellation Brands, Inc., Class A	745	187,241
Commercial Services — 8.8%
Global Payments, Inc.	1,956	225,703
S&P Global, Inc.	2,178	795,863
		1,021,566
Diversified Financial Services — 1.0%
American Express Co.†	754	112,489
Electronics — 1.1%
Keysight Technologies, Inc.*	973	128,738
Environmental Control — 2.0%
Clean Harbors, Inc.*	716	119,830
Waste Connections, Inc. (Canada)	832	111,737
		231,567
Healthcare-Products — 14.5%
Abbott Laboratories†	2,558	247,742
Alcon, Inc. (Switzerland)	7,037	542,271
Boston Scientific Corp.†*	8,233	434,702
Danaher Corp.	118	29,276
Globus Medical, Inc., Class A*	3,537	175,612
Lantheus Holdings, Inc.*	818	56,835
Medtronic PLC (Ireland)	2,444	191,512
		1,677,950
Healthcare-Services — 0.9%
HCA Healthcare, Inc.	414	101,836
Internet — 1.6%
Alphabet, Inc., Class A*	1,401	183,335
Leisure Time — 2.9%
Norwegian Cruise Line Holdings Ltd.*	20,236	333,489
Miscellaneous Manufacturing — 1.5%
General Electric Co.	1,569	173,453
	Number of Shares	Value
Common Stocks — (Continued)
Oil & Gas — 2.5%
Hess Corp.	668	$ 102,204
Nabors Industries Ltd.*	1,497	184,340
		286,544
Oil & Gas Services — 1.0%
Schlumberger NV	2,017	117,591
Pharmaceuticals — 4.4%
Becton Dickinson & Co.	830	214,580
Eli Lilly & Co.	542	291,124
		505,704
Private Equity — 1.7%
Carlyle Group, Inc. (The)	6,404	193,145
Retail — 1.0%
Portillo's, Inc., Class A*	7,317	112,609
Semiconductors — 3.7%
Analog Devices, Inc.†	1,168	204,505
Texas Instruments, Inc.	1,454	231,201
		435,706
Software — 13.6%
Adobe, Inc.*	388	197,841
Microsoft Corp.	1,009	318,592
Roper Technologies, Inc.	1,649	798,578
Splunk, Inc.*	982	143,617
Workday, Inc., Class A*	569	122,250
		1,580,878
Telecommunications — 1.0%
T-Mobile US, Inc.*	867	121,423
Transportation — 2.8%
Old Dominion Freight Line, Inc.	285	116,605
Union Pacific Corp.	1,036	210,960
		327,565
TOTAL COMMON STOCKS (Cost $7,664,786)		8,629,065

The accompanying notes are an integral part of the financial statements.
15

SIRIOS FOCUS FUND
Portfolio of Investments (Continued)
September 30, 2023
	Number of Shares	Value
SHORT-TERM INVESTMENTS — 25.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.23%(a) (Cost $2,976,302)	2,976,302	$ 2,976,302

TOTAL INVESTMENTS - 100.1% (Cost $10,641,088)		11,605,367
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(10,640)
NET ASSETS - 100.0%		$11,594,727

†	Security position is either entirely or partially held in a segregated account as collateral for swap agreements and forward foreign currency contracts. (See Note 1 of the Notes to Financial Statements)
*	Non-income producing.
(a)	Rate disclosed is the 7-day yield at September 30, 2023.

Forward foreign currency contracts outstanding as of September 30, 2023 were as follows:
Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation/ (Depreciation)
CHF	3,000	USD	3,306	12/20/23	MS	$ 3
EUR	6,000	USD	6,366	12/20/23	MS	3
GBP	22,000	USD	26,937	12/20/23	MS	(77)
USD	60,123	CAD	81,000	12/20/23	MS	406
USD	179,285	CHF	159,000	12/20/23	MS	3,943
USD	540,076	EUR	505,000	12/20/23	MS	4,033
USD	1,240,489	GBP	1,000,000	12/20/23	MS	19,647
						$27,958
The following table represents Total Return Swaps - Long positions and their related values as of September 30, 2023.
Reference Entity/Index (Receive)	Pay	Payment Frequency	Counterparty	Expiration Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)*
Airbus SE	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	$148,840	$ 45,323
BAE Systems PLC	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	123,352	42,564
London Stock Exchange Group PLC	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	936,787	36,922
Pernod Ricard SA	U.S. Fed Funds +0.550%	Maturity	MS	04/23/24	151,617	(5,581)
Canadian Pacific Railway Ltd.	U.S. Fed Funds +0.400%	Maturity	MS	06/30/25	50,968	1,942
ASML Holding NV	U.S. Fed Funds +0.550%	Maturity	MS	05/14/26	187,856	(11,866)
Julius Baer Group Ltd.	U.S. Fed Funds +0.550%	Maturity	MS	05/14/26	176,496	(6,808)
Total Swap Contracts						$102,496

*	Includes $(67,018) related to open trades, dividends receivables/payables and swap receivables/payables activities.
CAD	Canada Dollar
CHF	Switzerland Franc
EUR	Euro
GBP	British Pound
The accompanying notes are an integral part of the financial statements.
16

SIRIOS FOCUS FUND
Portfolio of Investments (Concluded)
September 30, 2023
MS	Morgan Stanley
PLC	Public Limited Company
USD	United States Dollar
The accompanying notes are an integral part of the financial statements.
17

SIRIOS FUNDS
Statements of Assets and Liabilities
September 30, 2023
	Sirios Long/Short Fund	Sirios Focus Fund
Assets
Investments, at value*	$29,740,071	$11,605,367
Cash and cash equivalents	37,152	19,406
Cash (segregated for securities sold short and derivative instruments)	1,070,794	—
Receivables:
Dividends and interest	46,308	15,515
Investment adviser	—	331
Swap contract settlement	41	—
Unrealized appreciation on swap contracts	1,042,172	126,751
Unrealized appreciation on forward foreign currency contracts	66,511	28,035
Total Assets	32,003,049	11,795,405
Liabilities
Securities sold short, at value (proceeds received $1,019,310)	990,861	—
Unrealized depreciation on swap contracts	113,410	24,255
Unrealized depreciation on forward foreign currency contracts	142	77
Payables:
Investments purchased	309,692	114,598
Audit fees	33,755	30,288
Investment adviser	22,622	—
Administration and accounting fees	10,542	12,259
Accrued expenses	21,508	19,201
Total Liabilities	1,502,532	200,678
Contingencies and Commitments (Note 2)	—	—
Net Assets	$30,500,517	$11,594,727
Net Assets Consisted of:
Capital stock, $0.01 par value	$ 27,342	$ 11,069
Paid-in capital	27,770,374	11,126,943
Total distributable earnings	2,702,801	456,715
Net Assets	$30,500,517	$11,594,727
Institutional Class Shares:
Net assets	$30,500,517	$11,594,727
Shares outstanding	2,734,155	1,106,945
Net asset value, offering and redemption price per share	$ 11.16	$ 10.47
*Investments, at cost	$27,224,684	$10,641,088
The accompanying notes are an integral part of the financial statements.
18

SIRIOS FUNDS
Statements of Operations
For the Year Ended September 30, 2023
	Sirios Long/Short Fund	Sirios Focus Fund
Investment income
Interest	$ 414,483	$ 68,018
Dividends	217,193	107,412
Less: foreign taxes withheld	(7,348)	(2,896)
Total investment income	624,328	172,534
Expenses
Advisory fees(Note 2)	400,097	101,297
Legal fees	56,556	26,253
Administration and accounting fees(Note 2)	54,665	66,171
Trustees’ and officers’ fees(Note 2)	51,333	19,528
Audit fees	33,628	30,729
Transfer agent fees(Note 2)	31,513	31,250
Registration and filing fees	27,795	5,976
Shareholder reporting fees	23,915	22,824
Fees on securities sold short and derivative instruments(Note 1)	17,780	—
Custodian fees(Note 2)	15,358	15,014
Other expenses	16,977	12,656
Total expenses before waivers and reimbursements	729,617	331,698
Less: waivers and reimbursements(Note 2)	(237,648)	(151,615)
Net expenses after waivers and reimbursements	491,969	180,083
Net investment income/(loss)	132,359	(7,549)
Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	822,806	378,785
Net realized loss from securities sold short	(78,080)	—
Net realized gain/(loss) from swaps	508,922	(13,931)
Net realized gain from foreign currency transactions	1,657	881
Net realized loss from forward foreign currency contracts	(335,658)	(135,065)
Net change in unrealized appreciation on investments	3,123,901	1,297,338
Net change in unrealized depreciation on securities sold short	(146,680)	—
Net change in unrealized appreciation/(depreciation) on swaps	(702,939)	357,080
Net change in unrealized depreciation on foreign currency translations	(174)	(153)
Net change in unrealized depreciation on forward foreign currency contracts	(17,274)	(5,667)
Net realized and unrealized gain on investments	3,176,481	1,879,268
Net increase in net assets resulting from operations	$3,308,840	$1,871,719
The accompanying notes are an integral part of the financial statements.
19

SIRIOS FUNDS
Statements of Changes in Net Assets
	Sirios Long/Short Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment income/(loss)	$ 132,359	$ (166,515)
Net realized gains/(losses) from investments, securities sold short, swaps, foreign currency transactions and forward foreign currency contracts	919,647	(314,268)
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, swaps, foreign currency translations and forward foreign currency contracts	2,256,834	(2,221,906)
Net increase/(decrease) in net assets resulting from operations	3,308,840	(2,702,689)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(735,114)	(1,412,149)
Net decrease in net assets from dividends and distributions to shareholders	(735,114)	(1,412,149)
Increase in net assets derived from capital share transactions (Note 4)	735,114	1,412,149
Total increase/(decrease) in net assets	3,308,840	(2,702,689)
Net assets
Beginning of year	27,191,677	29,894,366
End of year	$30,500,517	$27,191,677
The accompanying notes are an integral part of the financial statements.
20

SIRIOS FUNDS
Statements of Changes in Net Assets (Concluded)
	Sirios Focus Fund
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022
Net increase/(decrease) in net assets from operations:
Net investment loss	$ (7,549)	$ (76,349)
Net realized gains/(losses) from investments, swaps, foreign currency transactions and forward foreign currency contracts	230,670	(383,760)
Net change in unrealized appreciation/(depreciation) on investments, swaps, foreign currency translations and forward foreign currency contracts	1,648,598	(1,495,557)
Net increase/(decrease) in net assets resulting from operations	1,871,719	(1,955,666)
Less dividends and distributions to shareholders from:
Total distributable earnings:
Institutional Class	(298,700)	(883,100)
Net decrease in net assets from dividends and distributions to shareholders	(298,700)	(883,100)
Increase in net assets derived from capital share transactions (Note 4)	298,700	883,100
Total increase/(decrease) in net assets	1,871,719	(1,955,666)
Net assets
Beginning of year	9,723,008	11,678,674
End of year	$11,594,727	$ 9,723,008
The accompanying notes are an integral part of the financial statements.
21

Sirios Long/Short Fund
Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Per Share Operating Performance
Net asset value, beginning of year	$ 10.20	$ 11.76	$ 10.06	$ 10.66	$ 10.68
Net investment income/(loss)(1)	0.05	(0.06)	(0.07)	(0.07)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.19	(0.94)	1.87	(0.47)	0.27
Total from investment operations	1.24	(1.00)	1.80	(0.54)	0.25
Dividends and distributions to shareholders from:
Net investment income	(0.28)	—	—	(0.06)	(0.01)
Net realized capital gains	—	(0.56)	(0.10)	—	(0.26)
Total dividends and distributions to shareholders	(0.28)	(0.56)	(0.10)	(0.06)	(0.27)
Net asset value, end of year	$ 11.16	$ 10.20	$ 11.76	$ 10.06	$ 10.66
Total investment return(2)	12.26%	(9.10)%	17.93%	(5.13)%	2.74%
Ratios/Supplemental Data
Net assets, end of year (in 000s)	$30,501	$27,192	$29,894	$25,486	$26,945
Ratio of expenses to average net assets	1.66% (3)	1.62% (3)	1.69% (3)	1.60%	2.21% (3)
Ratio of expenses to average net assets without waivers and reimbursements(4)	2.46%	2.43%	2.49%	2.49%	3.33%
Ratio of net investment income/(loss) to average net assets	0.45%	(0.57)%	(0.62)%	(0.66)%	(0.22)%
Portfolio turnover rate	79%	108%	127%	153%	134%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	Ratio of expenses to average net assets with waivers and expense reimbursement, excluding short-sale dividend expense, was 1.60% for the years ended September 30, 2023, 2022, 2021 and 2019, respectively.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
The accompanying notes are an integral part of the financial statements.
22

Sirios Focus Fund
Financial Highlights (Concluded)

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Period Ended September 30, 2021*
Per Share Operating Performance
Net asset value, beginning of year/period	$ 9.03	$ 11.68	$ 10.00
Net investment loss(1)	(0.01)	(0.07)	(0.05)
Net realized and unrealized gain/(loss) on investments	1.73	(1.70)	1.73
Total from investment operations	1.72	(1.77)	1.68
Dividends and distributions to shareholders from:
Net investment income	(0.28)	—	—
Net realized capital gains	—	(0.88)	—
Total dividends and distributions to shareholders	(0.28)	(0.88)	—
Net asset value, end of year/period	$ 10.47	$ 9.03	$ 11.68
Total investment return(2)	19.18%	(16.74)%	16.80%
Ratios/Supplemental Data
Net assets, end of year/period (in 000s)	$11,595	$ 9,723	$11,679
Ratio of expenses to average net assets	1.60%	1.60%	1.60% (3)
Ratio of expenses to average net assets without waivers and reimbursements(4)	2.95%	2.73%	3.10% (3)
Ratio of net investment loss to average net assets	(0.07)%	(0.67)%	(0.60)% (3)
Portfolio turnover rate	80%	105%	96% (5)

*	Commencement of operations on December 16, 2020.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.
The accompanying notes are an integral part of the financial statements.
23

SIRIOS FUNDS
Notes to Financial Statements
September 30, 2023
1. Organization and Significant Accounting Policies
The Sirios Long/Short Fund and the Sirios Focus Fund are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) (the Sirios Long/Short Fund and the Sirios Focus Fund are each a “Fund”, and together, the “Funds”). The Sirios Long/Short Fund commenced investment operations on May 3, 2018 and the Sirios Focus Fund commenced investment operations on December 16, 2020. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. Each Fund offers Class A, Advisor Class, Institutional Class and Retail Class shares. As of September 30, 2023, Class A, Advisor Class and Retail Class shares have not been issued.
Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.
Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Each Fund’s equity securities listed on any national exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amount approximates market value. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Fund determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). OTC investments (including swap contracts) are generally valued by approved pricing services that use evaluated prices from various observable market factors. Securities that do not have a readily available current market value are valued in good faith by the Adviser as "valuation designee" under the oversight of the Trust’s Board of Trustees. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser's fair valuation determinations will be reviewed by the Trust's Board of Trustees.
24

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•  Level 1 — quoted prices in active markets for identical securities;
•  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.
Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.
The following is a summary of the inputs used, as of September 30, 2023, in valuing each Fund's investments carried at fair value:
	Total Value at 09/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sirios Long/Short Fund
Assets
Long Positions:
Common Stocks	$ 21,355,718	$ 21,355,718	$ —	$ —
Short-Term Investments	8,384,353	8,384,353	—	—
Derivatives:
Equity Contracts
Total Return Swap Contracts	1,042,172	—	1,042,172	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	66,511	—	66,511	—
Total Assets	$ 30,848,754	$ 29,740,071	$ 1,108,683	$ —
Liabilities
Short Positions
Common Stocks	$ (990,861)	$ (990,861)	$ —	$ —
Derivatives:
Equity Contracts
Total Return Swap Contracts	(113,410)	—	(113,410)	—
Foreign Currency Contracts
Forward Foreign Currency Contract	(142)	—	(142)	—
Total Liabilities	$ (1,104,413)	$ (990,861)	$ (113,552)	$ —
25

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
	Total Value at 09/30/23	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Sirios Focus Fund
Assets
Common Stocks	$ 8,629,065	$ 8,629,065	$ —	$ —
Short-Term Investments	2,976,302	2,976,302	—	—
Derivatives:
Equity Contracts
Total Return Swap Contracts	126,751	—	126,751	—
Foreign Currency Contracts
Forward Foreign Currency Contracts	28,035	—	28,035	—
Total Assets	$ 11,760,153	$ 11,605,367	$ 154,786	$ —
Liabilities
Derivatives:
Equity Contracts
Total Return Swap Contracts	$ (24,255)	$ —	$ (24,255)	$ —
Foreign Currency Contracts
Forward Foreign Currency Contracts	(77)	—	(77)	—
Total Liabilities	$ (24,332)	$ —	$ (24,332)	$ —
At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third-party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.
For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Funds had an amount of transfers during the reporting period that was meaningful in relation to net assets as of the end of the reporting period.
For the year ended September 30, 2023, there were no transfers in or out of Level 3.
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.
Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis.
26

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short-term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. General expenses of the Trust are generally allocated to each fund under methodologies approved by the Board of Trustees. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.
Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statements of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currency transactions in the Statements of Operations.
Cash and Cash Equivalents — Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with original maturities of three months or less. Each Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.
Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.
Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.
The SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act. The Derivatives Rule generally requires a fund to adopt a written derivatives risk management program with risk guidelines that must cover certain elements, but that will otherwise be tailored based on how a fund’s use of derivatives may affect its investment portfolio and overall risk profile. A fund’s derivatives risk management program must also include provisions for stress testing, backtesting, internal reporting and escalation, and program review elements.
The Derivatives Rule requires funds engaging in derivatives transactions to comply with an outer limit on fund leverage risk based on a fund’s value at risk (“VaR”). This outer limit is based on a relative VaR test that compares the fund’s VaR to the VaR of a designated reference portfolio for that fund, or, in the absence of an appropriate reference portfolio, to 20% of the value of the fund’s net assets.
27

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
The Derivatives Rule requires that a Fund’s Board of Directors approve the appointment of a person or persons to oversee the administration of a Fund’s derivatives risk management program (“Derivatives Risk Manager” or “DRM”). The Board has appointed a person or persons from the Fund’s investment adviser to serve as the DRM for the Program pursuant to Rule 18f-4. The DRM responsibilities include:
•       Regular communication with the Investment Adviser with respect to the implementation of the Program;
•       Completion and monitoring of a risk assessment for each Fund; and
•       Periodic reporting to the Board.
Forward Foreign Currency Contracts — A forward foreign currency contract ("Forward Contract") is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. Each Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. Each Fund utilized Forward Contracts for hedging purposes to protect each Fund's return against adverse currency movements.
For the year ended September 30, 2023, the Funds' average volume of forward foreign currency contracts, purchased and sold, were as follows:
	Forward Foreign Currency Contracts - Purchased	Forward Foreign Currency Contracts - Sold
Sirios Long/Short Fund	$973,391	$6,128,212
Sirios Focus Fund	$377,579	$2,475,696
Purchased Options — The Funds may purchase option contracts. They are subject to interest rate and other risk exposure in the normal course of pursuing their investment objectives. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
Total Return Swaps — Total return swaps are contracts in which both parties agree to make payments of the total return from a reference instrument during a specified period. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. The unrealized appreciation or depreciation also includes interest charges and credits ("financing fees") related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate, such as the U.S. effective federal funds rate ("EFFR"). Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument). The Funds used total return swaps to enhance returns, obtain short exposure as part of the Funds' strategy and for market exposure.
For the year ended September 30, 2023, the average notional volume of the total return swaps were as follows:
	Notional Amount - Long	Notional Amount - Short
Sirios Long/Short Fund	$4,652,799	$9,192,017
Sirios Focus Fund	1,906,097	—
28

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
As of September 30, 2023, the Sirios Long/Short Fund and the Sirios Focus Fund had securities pledged as collateral for total return swaps and forward foreign currency contracts totaling $3,993,605 and $520,148, respectively.
Counterparty Risk — Certain of the derivatives entered into by each Fund may not be traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes a Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing a Fund to suffer a loss. If a counterparty defaults on its payment obligations to a Fund, this default will cause the value of an investment in a Fund to decrease. In addition, to the extent a Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. Each Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of each Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by each Fund.
Each Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that each Fund will not sustain a loss on a transaction as a result.
Liquidity Risk — Each Fund may be subject to liquidity risk primarily due to investments in derivatives. Each Fund may invest up to 15% of its net assets in illiquid securities or instruments. Certain derivatives, such as swaps, forward contracts and options may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, each Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of each Fund in order to raise cash to pay redemptions.
An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, each Fund may be exposed to the risk of additional losses due to such delays.
Master Netting Agreement — In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, each Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”). An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements. The result would cause a Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements — For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by each Fund and the counterparty. Cash collateral that has been pledged to cover obligations of each Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by each Fund, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of each Fund. Any additional required collateral is delivered to/pledged by each Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to each Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-
29

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
performance. Likewise, to the extent each Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts. For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.
The following tables present derivative assets and liabilities net of amounts available for offset under a master netting agreement and any related collateral received or posted by each Fund for forward foreign currency contracts and total return swaps as of September 30, 2023:
Counterparty	Derivative Assets - Gross	Derivative Available for Offset	Collateral Received	Derivative Assets - Net*
Sirios Long/Short Fund
Morgan Stanley	$1,108,683	$(113,552)	$—	$995,131
Sirios Focus Fund
Morgan Stanley	$ 154,786	$ (24,332)	$—	$130,454

*	Net amount represents the net receivable from the counterparty in the event of a default.
Counterparty	Derivative Liabilities - Gross	Derivative Available for Offset	Collateral Posted	Derivative Liabilities - Net **
Sirios Long/Short Fund
Morgan Stanley	$(113,552)	$113,552	$—	$—
Sirios Focus Fund
Morgan Stanley	$ (24,332)	$ 24,332	$—	$—

**	Net amount represents the net payable to the counterparty in the event of a default.
Currency Risk —Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund's NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund's holdings in foreign securities.
Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.
Short Sales — Each Fund may sell securities short. A short sale involves the sale by a Fund of a security that it does not own with the anticipation of purchasing the same security at a later date at a lower price. If the price of the security has increased during this time, then a Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to a Fund. There can be no assurance that a Fund will be able to close out a short position at any
30

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. The Funds comply with guidelines established by the Securities and Exchange Commission and other applicable regulatory bodies with respect to coverage of short sales.
As of September 30, 2023, the Sirios Long/Short Fund had securities sold short totaling $990,861, securities pledged as collateral totaling $1,028,033 and deposits with brokers for securities sold short totaling $1,070,794.
In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged fees on securities sold short. Such income or fee is calculated on a daily basis based upon the market value of securities sold short and a variable rate that is dependent upon the availability of such security.
Disclosures About Derivative Instruments and Hedging Activities
The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, each Fund’s derivative instruments as of September 30, 2023.
The following table lists the fair values of each Fund’s derivative holdings as of September 30, 2023 grouped by contract type and risk exposure category:
Sirios Long/Short Fund Derivative Type	Location Statements of Assets and Liabilities	Equity Risk	Foreign Currency Risk	Total
Asset Derivatives
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$ —	$66,511	$ 66,511
Swap Contracts	Unrealized appreciation on swap contracts	1,042,172	—	1,042,172
Total Value - Assets		$1,042,172	$66,511	$1,108,683
Liability Derivatives
Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$ —	$ (142)	$ (142)
Swap Contracts	Unrealized depreciation on swap contracts	(113,410)	—	(113,410)
Total Value - Liabilities		$ (113,410)	$ (142)	$ (113,552)
Sirios Focus Fund Derivative Type	Location Statements of Assets and Liabilities	Equity Risk	Foreign Currency Risk	Total
Asset Derivatives
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$ —	$28,035	$ 28,035
Swap Contracts	Unrealized appreciation on swap contracts	126,751	—	126,751
Total Value - Assets		$126,751	$28,035	$154,786
Liability Derivatives
Forward Foreign Currency Contracts	Unrealized depreciation on forward foreign currency contracts	$ —	$ (77)	$ (77)
Swap Contracts	Unrealized depreciation on swap contracts	(24,255)	—	(24,255)
Total Value - Liabilities		$ (24,255)	$ (77)	$ (24,332)
31

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
The following table lists the amounts of realized gains or losses included in net decrease in net assets resulting from operations for the year ended September 30, 2023, grouped by contract type and risk exposure:
Sirios Long/Short Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total
Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized gain/(loss) from forward foreign currency contracts	$ —	$(335,658)	$(335,658)
Swap Contracts	Net realized gain/(loss) from swap contracts	508,922	—	508,922
Total Realized Gain (Loss)		$508,922	$(335,658)	$ 173,264
Sirios Focus Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total
Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized gain/(loss) from forward foreign currency contracts	$ —	$(135,065)	$(135,065)
Swap Contracts	Net realized gain/(loss) from swap contracts	(13,931)	—	(13,931)
Total Realized Loss		$(13,931)	$(135,065)	$(148,996)
The following table lists the amounts of change in unrealized appreciation (depreciation) included in net decrease in net assets resulting from operations for the year ended September 30, 2023, grouped by contract type and risk exposure:
Sirios Long/Short Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total
Change in Appreciation (Depreciation)
Forward Foreign Currency Contracts	Net change in unrealized depreciation on forward foreign currency contracts	$ —	$(17,274)	$ (17,274)
Swap Contracts	Net change in unrealized depreciation on swap contracts	(702,939)	—	(702,939)
Total Change in Appreciation (Depreciation)		$(702,939)	$(17,274)	$(720,213)
Sirios Focus Fund Derivative Type	Location Statements of Operations	Equity Risk	Foreign Currency Risk	Total
Change in Appreciation (Depreciation)
Forward Foreign Currency Contracts	Net change in unrealized depreciation on forward foreign currency contracts	$ —	$(5,667)	$ (5,667)
Swap Contracts	Net change in unrealized appreciation on swap contracts	357,080	—	357,080
Total Change in Appreciation (Depreciation)		$357,080	$(5,667)	$351,413
32

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
2. Transactions with Related Parties and Other Service Providers
Sirios Capital Management, L.P. (“Sirios”) serves as the investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser earns a monthly fee at the annual rate of 1.35% of the Sirios Long/Short Fund’s average daily net assets; and 0.90% of the Sirios Focus Fund’s average daily net assets. The Adviser has contractually agreed to reduce its compensation and/or reimburse certain expenses of each Fund to the extent necessary to ensure that each Fund’s total operating expenses, excluding taxes, interest, extraordinary items, brokerage commissions, fees and expenses attributable to a distribution or service plan adopted by the Trust, dividend and interest expense on short sales of securities and “Acquired Fund Fees and Expenses,” as defined in Form N-1A, do not exceed 1.60% (on an annual basis) of each Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until April 30, 2024 for the Sirios Long/Short Fund and February 1, 2024 for the Sirios Focus Fund, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts waived, reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for each Fund. The Adviser is permitted to seek recoupment from each Fund for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of the reimbursement. No reimbursement will occur unless each Fund’s expenses are below the Expense Limitation. As of September 30, 2023, the amount of potential recovery was as follows:
	09/30/2024	09/30/2025	09/30/2026	Total
Sirios Long/Short Fund	$230,327	$238,000	$237,648	$705,975
Sirios Focus Fund	105,845	128,899	151,615	386,359
The Funds have not recorded a commitment or contingent liability at September 30, 2023.
For the year ended ended September 30, 2023, the Adviser earned advisory fees of $400,097 and $101,297 for the Sirios Long/Short Fund and the Sirios Focus Fund, respectively. For the year ended September 30, 2023, the Adviser waived fees and/or reimbursed expenses of $237,648 and $151,615 for the Sirios Long/Short Fund and the Sirios Focus Fund, respectively.
Other Service Providers
The Bank of New York Mellon ("BNY Mellon") serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.
BNY Mellon and the Transfer Agent have the ability to recover fees waived, if the Sirios Focus Fund terminates its agreements with BNY Mellon and the Transfer Agent within three years of commencing operations. As of September 30, 2023, the amount of potential recovery was $27,370. The ability to recover such amounts previously waived expires on December 16, 2023.
The Trust, on behalf of the Funds, has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries investing in the Funds and have agreed to compensate the intermediaries for providing those services. The fees incurred by the Funds for these services are included in Transfer agent fees in the Statements of Operations.
Foreside Funds Distributors LLC (the "Underwriter") provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.
33

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
Trustees and Officers
The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.
JW Fund Management LLC ("JWFM") provides a Principal Executive Officer and Principal Financial Officer, to the Trust. Chenery Compliance Group, LLC ("Chenery") provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. Prior to December 1, 2022, ACA Group ("ACA"), operating through its subsidiary, Foreside Fund Officer Services LLC, provided the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Chenery are compensated for their services provided to the Trust. ACA was compensated for its services provided to the Trust through November 30, 2022.
3. Investment in Securities
For the year ended September 30, 2023, aggregated purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:
	Purchases	Sales
Sirios Long/Short Fund	$15,843,248	$16,900,220
Sirios Focus Fund	6,583,347	6,941,358
4. Capital Share Transactions
For the years ended September 30, 2023 and September 30, 2022, transactions in capital shares (authorized shares unlimited) were as follows:
	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022
	Shares	Amount	Shares	Amount
Sirios Long/Short Fund:
Institutional Class
Sales	—	$ —	—	$ —
Reinvestments	69,415	735,114	122,159	1,412,149
Redemptions	—	—	—	—
Net increase	69,415	$735,114	122,159	$1,412,149

Sirios Focus Fund:
Institutional Class
Sales	—	$ —	—	$ —
Reinvestments	30,020	298,700	76,925	883,100
Redemptions	—	—	—	—
Net increase	30,020	$298,700	76,925	$ 883,100

5. Federal Tax Information
The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution
34

SIRIOS FUNDS
Notes to Financial Statements (Continued)
September 30, 2023
of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.
Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended September 30, 2023, these adjustments were to decrease paid-in capital by $43,788 and increase total distributable earnings by $43,788 for the Sirios Focus Fund. These permanent differences were primarily attributable to the write-off of current year net operating loss and a reclass from capital gains to ordinary income. Net investment income, net realized gains and net assets were not affected by these adjustments. For the year ended September 30, 2023, there were no permanent differences reclassified between distributable earnings and paid in capital for the Sirios Long/Short Fund.
For the year ended September 30, 2023, the tax character of distributions paid by the Sirios Long/Short Fund was $735,114 of ordinary income. The tax character of distributions paid by the Sirios Focus Fund was $298,700 of ordinary income dividends. For the year ended September 30, 2022, the tax character of distributions paid by the Sirios Long/Short Fund was $1,412,149 of long-term capital gains. The tax character of distributions paid by the Sirios Focus Fund was $883,100 of ordinary income dividends.
As of September 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Capital Loss Carryforward	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Sirios Long/Short Fund	$(329,378)	$3,251,097	$(218,918)
Sirios Focus Fund	(478,133)	1,038,461	(103,613)
The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.
As of September 30, 2023, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation
Sirios Long/Short Fund	$27,438,806	$5,201,196	$(1,950,099)	$3,251,097
Sirios Focus Fund	10,668,884	1,392,687	(354,226)	1,038,461
Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and September 30 and late year ordinary losses ((i) ordinary losses between January 1 and September 30, and (ii) specified ordinary and currency losses between November 1 and September 30) as occurring on the first day of the following tax year. For the year ended September 30, 2023, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until October 1, 2023. For the year ended September 30, 2023, the Sirios Long/Short Fund and the Sirios Focus Fund had late year ordinary loss deferrals of $218,918 and $103,613, respectively.
35

SIRIOS FUNDS
Notes to Financial Statements (Concluded)
September 30, 2023
Accumulated capital losses represent net capital loss carryforwards as of September 30, 2023 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, the Funds’ capital loss carryforward, which were comprised of both short-term losses and long-term losses, and had an unlimited period of capital loss carryover were as follows:
	Capital Loss Carryforward
	Short-Term	Long-Term
Sirios Long/Short Fund	$329,378	$—
Sirios Focus Fund	478,133	—
6. Subsequent Events
Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.
36

SIRIOS FUNDS
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of FundVantage Trust and Shareholders of Sirios Long/Short Fund and Sirios Focus Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Sirios Long/Short Fund and Sirios Focus Fund (collectively referred to as the “Funds”), (two of the series constituting FundVantage Trust (the “Trust”)), including the portfolios of investments, as of September 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the Funds constituting FundVantage Trust) at September 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual series constituting FundVantage Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Sirios Long/Short Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the five years in the period ended September 30, 2023
Sirios Focus Fund	For the year ended September 30, 2023	For each of the two years in the period ended September 30, 2023	For each of the two years in the period ended September 30, 2023 and for the period from December 16, 2020 (commencement of operations) through September 30, 2021
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Sirios investment companies since 2018.
Philadelphia, Pennsylvania
November 29, 2023
37

SIRIOS FUNDS
Shareholder Tax Information
(Unaudited)
Each Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. For the year ended September 30, 2023, the tax character of distributions paid by the Sirios Long/Short Fund was $735,114 of ordinary income. The Sirios Focus Fund paid $298,700 of ordinary income dividends for the year ended September 30, 2023. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.
The Sirios Long/Short Fund and the Sirios Focus Fund designate 34.42% and 23.82%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for the Sirios Long/Short Fund and the Sirios Focus Fund are 29.22% and 22.17%, respectively.
The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 3.59% for the Sirios Long/Short Fund and 0.75% for the Sirios Focus Fund .
All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2023. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2024.
Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.
In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.
Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.
38

SIRIOS FUNDS
Statement Regarding Liquidity Risk Management Program
(Unaudited)
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Board of Trustees (the “Board”) of FundVantage Trust, on behalf of the Sirios Long/Short Fund and the Sirios Focus Fund (each a “Fund”, and together, the "Funds"), met on September 18-19, 2023 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Funds, pursuant to the Liquidity Rule. The Board has appointed a committee of individuals to serve as each program administrator for each Fund's Program (the “Program Committee”). At the Meeting, the Program Committee provided the Board with a report that addressed the operation of each Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of June 30, 2023 (the “Report”).
The Report described each Program’s liquidity classification methodology. It also described the Program Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of each Fund’s portfolio holdings, a HLIM was not currently required for each Fund.
The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follow:
A. Each Fund's investment strategy and liquidity of Fund investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed each Fund’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on each Fund’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.
B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, the Program Committee reviewed historical net redemption activity and noted that it used this information as a component to establish each Fund’s reasonably anticipated trading size. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Program Committee also took into consideration each Fund’s shareholder ownership concentration and the fact that the shares of each Fund are offered through intermediaries. The intermediary agreements increase the likelihood of large unanticipated redemptions, meaning a Fund may not have the ability to conduct an orderly sale of portfolio securities. The amount of assets a Fund has on these platforms is a significant factor in the ability of each Fund to meet redemption expectations. In light of each Fund’s holdings, it was noted that each Fund maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.
C. Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, the Program Committee reviewed any changes in each Fund’s cash and cash equivalents positions in response to current/anticipated redemption activity or market conditions. It was noted that each Fund does not currently have a borrowing or other credit funding arrangement.
39

SIRIOS FUNDS
Other Information
(Unaudited)
Proxy Voting
Policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 640-5704 and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.
Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended December 31 and June 30) as an exhibit to its reports on Form N-PORT. Each Fund's portfolio holdings on Form N-PORT are available on the SEC's website at http://www.sec.gov.
40

SIRIOS FUNDS
Privacy Notice
(Unaudited)
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.
If you have questions or comments about our privacy practices, please call us at (866) 640-5704.
41

SIRIOS FUNDS
Fund Management
(Unaudited)
FundVantage Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The primary responsibility of the Trustees is to represent the interest of the Trust's shareholders and to provide oversight management of the Trust.
The following tables present certain information regarding the Board of Trustees and officers of the Trust, as of fiscal year-end. None of the Trustees are an "interested person" of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust ("Underwriter"), within the meaning of the 1940 Act and each Trustee is referred to as an "Independent Trustee" and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust's business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.
The Statement of Additional Information for the Funds contain additional information about the Trustees and is available, without charge, upon request by calling (866) 640-5704.
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee	Shall serve until death, resignation or removal. Trustee since 2007. Chairman from 2007 until September 30, 2019.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	34	Optimum Fund
Trust
(registered
investment
company with
6 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
42

SIRIOS FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	Retired since September 2020; Professor of Finance, Widener University from 1998 to August 2020; Member of the Investment Committee of ChristianaCare Health System from January 2022 to present.	34	Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee since 2016. Chairman since October 1, 2019.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	34	Brinker Capital
Destinations
Trust
(registered
investment
company with
10 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
43

SIRIOS FUNDS
Fund Management (Continued)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	34	Lincoln
Variable
Trust
Products Trust
(registered
investment
company with
97 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	34	Copeland Trust
(registered
investment
company with
3 portfolios);
Third Avenue
Trust
(registered
investment
company with
4 portfolios);
Third Avenue
Variable Series
Trust
(registered
investment
company with
1 portfolio);
Polen Credit
Opportunities
Fund (registered
investment
company).
44

SIRIOS FUNDS
Fund Management (Concluded)
(Unaudited)
Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
CHRISTINE S. CATANZARO Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.
T. RICHARD KEYES Date of Birth: 1/57	Vice President	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
GABRIELLA MERCINCAVAGE Date of Birth: 6/68	Assistant Treasurer	Shall serve until death, resignation or removal. Officer since 2019.	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Senior Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
JOHN CANNING Date of Birth: 11/70	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2022.	Director of Chenery Compliance Group, LLC from March 2021 to present; Senior Consultant of Foreside Financial Group from August 2020 to March 2021; Chief Compliance Officer & Chief Operating Officer of Schneider Capital Management LP from May 2019 to July 2020; Chief Operating Officer and Chief Compliance Officer of Context Capital Partners, LP from March 2016 to March 2018 and February 2019, respectively.
45

Investment Adviser
Sirios Capital Management, L.P.
One International Place
Boston, MA 02110
Administrator
The Bank of New York Mellon
301 Bellevue Parkway
Wilmington, DE 19809
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
500 Ross Street, 154-0520
Pittsburgh, PA 15262
Principal Underwriter
Foreside Funds Distributors LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103-7096
Legal Counsel
Troutman Pepper Hamilton Sanders LLP
3000 Two Logan Square
18th and Arch Streets
Philadelphia, PA 19103
SIR-0923

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Robert J. Christian, Iqbal Mansur, Nicholas M. Marsini, Jr., Nancy B. Wolcott and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that Mr. Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $639,323 for the fiscal year ending September 30, 2023 and $578,801 for the fiscal year ending September 30, 2022, as follows:

	Fiscal Year Ending September 30, 2023	Fiscal Year Ending September 30, 2022
PricewaterhouseCoopers LLP	$471,205	$443,913
Ernst & Young LLP	$143,618	$112,388
Grant Thornton LLP	$24,500	$22,500
Aggregate Fees	$639,323	$578,801

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending September 30, 2023 and $0 for the fiscal year ending September 30, 2022.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,716 for the fiscal year ending September 30, 2023 and $8,199 for the fiscal year ending September 30, 2022, as follows:

	Fiscal Year Ending September 30, 2023	Fiscal Year Ending September 30, 2022
PricewaterhouseCoopers LLP	$1,836	$0
Ernst & Young LLP	$880	$8,199
Grant Thornton LLP	$0	$0
Aggregate Fees	$2,716	$8,199

These fees were for Passive Foreign Investment Company (PFIC) database tax services and India tax compliance services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending September 30, 2023 and $0 for the fiscal year ending September 30, 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $267,799 for the fiscal year ending September 30, 2023 and $264,183 for the fiscal year ending September 30, 2022, as follows:

	Fiscal Year Ending September 30, 2023	Fiscal Year Ending September 30, 2022
PricewaterhouseCoopers LLP	$816	$0
Ernst & Young LLP	$266,983	$264,183
Grant Thornton LLP	$0	$0
Aggregate Fees	$267,799	$264,183

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940

Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was a change in independent public accountant during the period covered by the report. Filed herewith.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FundVantage Trust

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date December 8, 2023

By (Signature and Title)* /s/ Christine S. Catanzaro
Christine S. Catanzaro, Treasurer and
Chief Financial Officer
(principal financial officer)

Date December 8, 2023

* Print the name and title of each signing officer under his or her signature.